CONFIDENTIAL
EXECUTION VERSION

Exhibit 10.25
MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1
	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1
2.	Services		2
	2.1	Overview	2
	2.2	Charges	2
	2.3	Operations Manual	2
	2.4	Service Categories	2
	2.5	Provision of Services	3
	2.6	Service Delivery Practices	3
3.	Equipment and Third Party Agreements		3
	3.1	Managed Agreements	3
	3.2	Assigned Agreements	4
4.	Evolution		4
	4.1	Service Delivery	4
	4.2	Periodic Review	5
	4.3	Support of Evolution	5
5.	Projects		5
	5.1	Projects	5
	5.2	Work Order	5
	5.3	Critical Deliverables	6
	5.4	Change Orders	6
	5.5	Reprioritization and Cacellation	6
6.	Finance Services - Undertakings		7
	6.1	Debt and Other Covenants	7

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1.	INTRODUCTION.

1.1	Purpose. This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated. The following terms shall have the meaning set out below:

(a)
“Assigned Agreements” means the third party agreements, if any, that the Parties agree are to be assigned to Supplier in connection with the Agreement. As of the Effective Date, there are no Assigned Agreements.

(b)	“Assignment Date” has the meaning given in Section 3.2.

(c)	“Critical Deliverable” has the meaning given in Section 5.3.

(d)
“Deliverable” means a deliverable (including any material, document, information or data) to be provided to LS&Co. by Supplier pursuant to the Agreement, including anything that is specified as such in a Work Order, the Transition Plan, a New Services Proposal or elsewhere in the Agreement. A Deliverable may include software, documentation, manuals, instructions, specifications and requirements or project plans. For clarity, for any Deliverable that consists of Software, Supplier shall provide as part of such Deliverable all source code and Documentation related to such Software unless expressly specified otherwise by the Parties.

(e)	“Deliverable Credit” means a credit applied against the Charges as a result of Supplier’s failure to meet a Milestone, which credit is specified in the Work Orders.

(f)	“Managed Agreement” means the third party agreements, if any, that the Parties agree are to be managed by Supplier pursuant to the Agreement. As of the Effective Date, there are no Managed Agreements.

(g)	“Managed Agreement Invoice” means any invoice submitted by third parties in connection with the Managed Agreements.

(h)	“Undertakings” has the meaning given in Section 6.1.

(i)
“Work Order” means a document (substantially in a form and format acceptable to LS&Co.) that authorizes Supplier’s performance of the services, tasks and responsibilities for a Project. A Work Order shall specify the business

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requirements of LS&Co., the services, tasks and responsibilities to be performed by Supplier, each Deliverable and its associated milestone and Deliverable Credit, the Charges to be paid by LS&Co. for Supplier’s completion of the Project and such other items required by LS&Co.

2.	SERVICES.

2.1	Overview. This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.

2.2
Charges. Supplier shall be responsible for providing the personnel and other resources necessary to provide the Services, and provide all of the Services within the Base Charges, as such may be varied in accordance with Exhibit 4.

2.3
Operations Manual. Supplier shall be responsible for developing and maintaining the Operations Manual. Supplier shall update the Operations Manual (and provide LS&Co. with a copy of such updated manual) to reflect any changes to the content of the Operations Manual, including changes to the Services and Supplier’s operations. The Operations Manual shall include: (a) a detailed description of how Supplier will perform and deliver the Services, including describing the activities to be performed; (b) a list, and description of, the Equipment and Software being used; (c) the policies and procedures applicable to the Services as well as the other standards and procedures of Supplier pertinent to LS&Co.’s interaction with Supplier in obtaining the Services; (d) reference links to configuration data relating to any supported Equipment; (e) the documentation (e.g., operations manuals, end user guides, specifications) which provide further details of all activities to be performed by Supplier with respect to Software and Equipment; (f) details on the direction, supervision, monitoring, staffing, reporting, planning and oversight activities normally undertaken to provide services of the type Supplier is to provide; (g) descriptions of any specific acceptance testing and quality assurance procedures approved by LS&Co.; and (h) the incident management, problem management and escalation procedures. The Operations Manual shall be suitable for use by the Service Recipients to understand and perform the Services. The Operations Manual shall be in an electronic format and available through a web interface to LS&Co. and all Supplier Staff.

2.4
Service Categories. For purposes of ease of organization and reference, the Services have been divided into multiple Service Categories under the Agreement. The Service Categories as of the Effective Date, and the Attachments which set forth the objectives of each Service Category and the Parties’ responsibilities under each Service Category, are set forth in the following table:

Attachment Reference #	Service Category
2.1	Human Resource Services
2.2	Finance Services
Information Technology Services

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Attachment Reference #	Service Category
2.3.1	Network Services
2.3.2	Deskside Support Services
2.3.3	Cross-Functional Services
2.3.4	Server Operations Center Services
2.3.5	Service Desk Services
2.3.6	Global Information Security Services
2.3.7	IT Applications Services
2.3.8	Test Center of Excellence Services
2.4	Customer Service Services
2.5	Consumer Relations Services

2.5
Provision of Services. Supplier shall commence the provision of particular Services: (a) when the associated Transition Milestone identified in the Transition Plan has been completed; or, (b) for Services that are not directly associated with a Transition Milestone, upon the earlier of: (i) the completion of all Transition-related activities associated with the applicable Service Category; and (ii) the completion of the Transition.

2.6
Service Delivery Practices. Supplier shall implement, maintain and comply with the processes, practices, standards and methodologies applicable to each Service. Without limiting the foregoing, Supplier shall implement, maintain and comply with the specific processes, practices, standards and methodologies that are set out in or incorporated in a Statement of Work.

3.	EQUIPMENT AND THIRD PARTY AGREEMENTS.

3.1
Managed Agreements. Supplier shall administer the Managed Agreements and related invoices as specified in this Section 3.1 and shall comply with all Applicable Terms. Supplier shall provide LS&Co. with reasonable notice of any renewal, termination or cancellation dates and fees with respect to the Managed Agreements. Supplier shall not renew, modify, terminate or cancel, or request or grant any consents or waivers under, any Managed Agreements without the consent of the LS&Co. Governance Executive. Any fees or charges or other liability or obligation imposed upon LS&Co. in connection with (a) any renewal, modification, termination, or cancellation of, or consent or waiver under, the Managed Agreements, obtained or given without LS&Co.’s consent as required under the foregoing sentence or (b) Supplier’s failure to comply with the Applicable Terms shall be paid or discharged, as applicable, by Supplier. Supplier shall: (x) receive all Managed Agreement Invoices; (y) review and seek correction of any errors in any such Managed Agreement Invoices in a timely manner; and (z) submit such Managed Agreement Invoices to LS&Co. within a reasonable period of time prior to the due date or, if a discount for payment is offered, the date on which LS&Co. may pay such Managed Agreement Invoice with a discount. LS&Co. shall pay the Managed Agreement Invoices received and approved by Supplier. LS&Co. shall only be responsible for payment of the Managed Agreement Invoices and shall not be responsible to Supplier for any management, administration or maintenance fees of Supplier in connection with the Managed

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Agreement Invoices. LS&Co. shall not be responsible for any late fees and other associated charges, including interest charges, with respect to the Managed Agreement Invoices if Supplier failed to submit the applicable Managed Agreement Invoices to LS&Co. for payment within a reasonable period of time prior to the date any such Managed Agreement Invoice is due, and in any case, no later than 10 business days prior to the due date of such Managed Agreement Invoice; provided however that where a Managed Agreement Invoice is provided to Supplier such that Supplier is unable to submit the Managed Agreement Invoice to LS&Co. at least 10 business days prior to the due date, Supplier’s obligation shall be to work diligently (i) to submit the invoice to LS&Co. as promptly as possible after receipt; and (ii) to obtain an extension to the due date of such Managed Agreement Invoice. If Supplier fails to submit a Managed Agreement Invoice to LS&Co. for payment in accordance with the preceding sentence, Supplier shall also be responsible for any discount not received with respect to such Managed Agreement Invoice. If Supplier fails to submit any Managed Agreement Invoice to LS&Co. for payment more than 60 days after Supplier’s receipt of such invoice, Supplier shall be responsible for payment of the entire amount of the invoice (less any amounts properly disputed by Supplier with respect to the Managed Agreement Invoice), including any late fees and other associated charges, including interest charges; provided that such 60-day period will be extended by the number of days taken by Supplier to have the third party correct any errors in a Managed Agreement Invoice or to resolve any dispute properly raised by Supplier with respect to that Managed Agreement Invoice; provided further, that in order to obtain such an extension, Supplier must work diligently in addressing any errors or disputes relating to that Managed Agreement Invoice.

3.2
Assigned Agreements. Supplier shall assume all responsibility (including all obligations and post-assignment liability) for each Assigned Agreement on and from the date that the Assigned Agreement is assigned to Supplier (“Assignment Date”). Supplier shall agree to be bound by the terms of such Assigned Agreement from and after the Assignment Date. Any modification, termination or cancellation fees or charges imposed upon LS&Co. in connection with any modification, termination or cancellation of, or consent or waiver under, an Assigned Agreement made by Supplier after the Assignment Date shall be paid by Supplier. If LS&Co. has prepaid any amounts under any Assigned Agreement which apply to obligations to be performed after the Assignment Date, Supplier shall reimburse or credit LS&Co. (at LS&Co.’s discretion) for such amounts on the first invoice provided by Supplier to LS&Co. after such amounts have been identified. Supplier shall, as of the Assignment Date, pay the invoices submitted by third parties in connection with each Assigned Agreement and shall thereafter be responsible for any late fees with respect to such third party invoices.

4.	EVOLUTION.

4.1	Service Delivery. For each Service Category, Supplier shall: (a) perform the applicable Services using generally accepted processes and methods of service delivery and

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technology for services similar to such Services, as each of the foregoing is evolved, supplemented, modified or enhanced during the Term; and (b) with LS&Co.’s prior approval and without additional charge to LS&Co., improve and advance the quality, efficiency and effectiveness of the processes and methods of service delivery and technology to support LS&Co.’s efforts to maintain its competitiveness in the markets in which it competes and to keep pace with the advancements and improvements that occur during the Term, including adopting processes and methods of service delivery and technology that: (i) Supplier uses in providing such services to its other customers; (ii) are generally accepted in the industry applicable to such Services; or (iii) are generally adopted in LS&Co.’s industries during the Term.

4.2
Periodic Review. Supplier shall meet with LS&Co. periodically, at least once during every 180-day period or as otherwise requested by LS&Co., to inform LS&Co. of any new processes and methods of service delivery and technology Supplier is developing or processes and methods of service delivery and technology trends and directions of which Supplier is aware that could reasonably be expected to have an effect on LS&Co.’s business operations.

4.3
Support of Evolution. Supplier shall: (a) train Supplier Staff in new processes and methods of service delivery and technology used generally within Supplier’s organization or used generally within Supplier’s industry and approved by LS&Co. for use in the Services; (b) make investments in processes and methods of service delivery and technology to improve the quality, efficiency and effectiveness of the processes and methods of service delivery and technology and to support LS&Co.’s efforts to maintain its competitiveness in the markets in which it competes; (c) research and propose reasonable improvements to the Services, and the process and methods of service delivery and technology, to improve the quality, efficiency and effectiveness of the processes and methods of service delivery and technology and to support LS&Co.’s efforts to maintain its competitiveness in the markets in which it competes; (d) meet with LS&Co. periodically, at least once during every 180-day period or as otherwise requested by LS&Co., to inform LS&Co. of, and discuss with LS&Co., any new processes and methods of service delivery and technology that could be implemented to improve the quality, efficiency and effectiveness of the processes and methods of service delivery and technology and to support LS&Co.’s efforts to maintain its competitiveness in the markets in which it competes; and (e) permit LS&Co. to have at least one representative (selected by LS&Co.) on any advisory board or other group established by Supplier for the purpose of soliciting or obtaining customer input with regard to any investment in the processes and methods of service delivery and technology.

5.	PROJECTS.

5.1
Projects. Supplier shall perform Projects as directed by LS&Co. and in accordance with the Agreement. From time to time, and at LS&Co.’s sole discretion, LS&Co. may request that Supplier perform a Project. LS&Co. may initiate such a request by submitting or otherwise communicating to Supplier the details of the Project and LS&Co.’s business requirements with respect to a Project.

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5.2
Work Order. Upon LS&Co.’s request, Supplier shall, at no cost to LS&Co., prepare a draft Work Order in accordance with LS&Co.’s specified business requirements for LS&Co.’s review; provided however that Supplier may charge for the preparation of a Work Order where the LS&Co. Governance Executive and the Supplier Governance Executive agree in writing that Supplier may charge for the preparation of an identified Work Order. If revisions are required to a draft Work Order, Supplier shall make such revisions at no cost to LS&Co. and submit the revised Work Order to LS&Co. for review and approval. A Work Order shall become effective and binding on the Parties only after such Work Order has been executed by both the Parties and no work shall be commenced by Supplier on a Project prior to receipt of LS&Co.’s approval for such Project. Projects shall be performed on a fixed-price, time-and-materials or other basis, depending on the nature of the Project and the pricing structure agreed upon by the Parties in the Work Order. No Charges for a Project or expenses shall be payable by LS&Co. under a Work Order unless expressly agreed upon by LS&Co. pursuant to such Work Order. Supplier shall track the productive hours spent by Supplier Staff performing Project activities in accordance with an agreed upon time tracking policy so that LS&Co. can properly track productive hours spent by Supplier Staff. Any time or resources that Supplier Staff expend on the Services shall not be billed to LS&Co. as chargeable Project support.

5.3
Critical Deliverables. The Work Order shall specify the dates for completion of the milestones and Deliverables (each a “Critical Deliverable”). If Supplier fails to achieve any Critical Deliverable by the completion date specified for such Critical Deliverable in the Work Order, LS&Co. shall not be required to pay any portion of the Charge associated with the Critical Deliverable unless and until Supplier’s completion of the Critical Deliverable is approved by LS&Co. If Supplier fails to complete any Critical Deliverable for which a Deliverable Credit is due by the date specified for such Critical Deliverable in the Work Order, then Supplier shall apply the Deliverable Credit against the Charges. In addition to any Deliverable Credit payable by Supplier in accordance with the Work Order if Supplier fails to meet the date specified for the Critical Deliverable, Supplier shall not be entitled to any further compensation beyond the agreed to Charge associated with the Critical Deliverable for the additional work associated with completing such Critical Deliverable after such date.

5.4
Change Orders. In the event of any changes to an executed Work Order, including changes to the description of the applicable Project, or any functional or technical requirements or acceptance criteria, Supplier shall promptly prepare a draft change order that describes such changes to the executed Work Order. Such change orders shall: (a) reflect LS&Co.’s requested changes; and (b) propose reasonable adjustments, if any, to the schedule and delivery dates described in the applicable Work Order, the date by which each Deliverable is to be completed, if applicable, and the estimated or fixed fees for the applicable Work Order. LS&Co.’s request for such draft change orders will not affect the Work Order until the change order has been executed by LS&Co. If LS&Co. accepts a draft change order, the Parties shall execute such change order and the Work Order to which it relates will be amended accordingly.

5.5	Reprioritization and Cancellation. Supplier acknowledges and agrees that LS&Co. has the right, in its sole discretion, to reprioritize, stop or suspend any Project at any time

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upon informing the Supplier Governance Executive. LS&Co. shall not be obligated to pay Supplier any additional compensation associated with stopping or suspending a Project, except to the extent that LS&Co. agrees in advance and in writing to cover specific and identified costs that are directly related to a temporary suspension of a Project (such as agreed-to lease charges, and wages for Supplier Staff that Supplier is unable to temporarily reassign during the period of any delay), and provided that such costs shall not exceed any cap agreed to by the Parties. Supplier shall stop performing the Project work in an orderly manner as of the date specified by LS&Co., and Supplier shall only be entitled to charge LS&Co. for actual performance provided by Supplier for chargeable Project work up to the date specified in LS&Co.’s notice.

6.	FINANCE SERVICES – UNDERTAKINGS.
6.1    Debt and other Covenants. With respect to Supplier’s performance of the Finance Services set out in the applicable Statement of Work (and such other applicable Services) and without limiting Supplier’s other obligations under this Agreement, Supplier shall perform the Services in compliance with all of the undertakings of LS&Co. in any financial instrument, financial covenant or other similar undertaking of LS&Co. as such undertakings are communicated to Supplier from time to time (including any ABL credit agreement, ISDA agreement with bank counterparties or bond indentures) (the “Undertakings”). Supplier shall perform the Services as necessary to keep LS&Co. in compliance with the Undertakings; except that, to the extent that Supplier is required to perform obligations above and beyond those specified in the applicable Statement of Work, such that Supplier would be required to incur material additional costs or an increase in a material manner to the Supplier Staff beyond, in each case, that which is ordinarily used or incurred by Supplier to provide the Services, then Supplier may, in accordance with the Contract Change Process, request that LS&Co. pay the incremental costs related to such material increase. Without limiting the foregoing, Supplier shall, with respect to the Undertakings: (a) support all debt related reporting requirements and needs; (b) participate in, and assist with, periodic and ad-hoc audits of accounts receivable and inventory; (c) provide to LS&Co. such financial information of LS&Co. as is required by the applicable admin agent, trustees and paying agents (including creating documents in the form and format, and containing the information, specified by LS&Co. or the admin agent, trustee or paying agent); (d) support restrictions related to intercompany transactions; and (e) support regular audits of LS&Co.’s supply chain from SKU to standard cost (which may require access across multiple systems).

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CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT∗

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.1
DESCRIPTION OF SERVICES – HUMAN RESOURCE SERVICES

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION.	1
2.	EMPLOYEE RELATIONS.	2
3.	LEAVE ADMINISTRATION.	7
4.	EMPLOYEE DATA MANAGEMENT.	12
5.	BENEFITS ADMINISTRATION.	15
6.	RECRUITEMENT.	24
7.	COMPENSATION ADMINISTRATION.	32
8.	PERFORMANCE MANAGEMENT.	36
9.	OFFBOARDING.	40
10.	HR HELP DESK.	45
11.	HRIS.	50
12.	HR LANGUAGE SUPPORT.	61

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1.	INTRODUCTION.
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

•	Employee Relations

•	Leave Administration

•	Employee Data Management

•	Benefits Administration

•	Recruitment

•	Compensation Administration

•	Performance Management

•	Off boarding

•	HR Helpdesk

•	HRIS
Without limiting Section 3.1 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “✓” in the column labeled Supplier).
Without limiting the obligations in this Attachment or elsewhere in the Agreement, Supplier shall, at its sole cost and expense, use its best efforts to obtain and maintain certified solution partner status for Workday applications (and any other Workday related certifications that are necessary for Supplier to provide any Services related to Workday). In addition, Supplier shall expeditiously onboard to the account, and in any event by no later than [****]* technical specialists (the cost and expense for which are within the Charges) and [****]* functional specialists for Workday (the cost and expense for [****]* such specialist during the Transition Period being within the Charges) who shall be available at the LS&Co. Service Location specified by LS&Co., and such positions shall form part of the LS&Co. account for the Term. The Parties shall discuss and mutually agree any increases to the Charges to reflect the addition of such [****]** functional

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specialists during the Transition Period and the retention of all [****]* functional specialists on the account for the duration of the Term; provided, however, that the rate applicable to any such specialists charged to LS&Co. shall not exceed [****]* (subject to any reasonable yearly adjustments agreed to by the Parties to reflect changes in resource costs; provided that no such adjustment shall be effective until the expiration of Contract Year 1). In addition, where agreed to by LS&Co., Supplier shall be entitled to charge travel and lodging related expenses on a Pass-Through Expense basis (and subject to the requirements in Exhibit 4) with respect to any functional specialist who is required by LS&Co. to travel to a LS&Co. Service Location in order to perform their duties.

2.	EMPLOYEE RELATIONS.
Supplier will be responsible for performing the Employee Relations (ER) Process. The Employee Relation Process consists of a comprehensive set of integrated functions and responsibilities that constitute support for, or relate to resolution of, employee grievances, address disciplinary and performance situations, and provide coaching to managers in connection with LS&Co.’s business, including the Supplier principal activities set forth in the following table. LS&Co. will support Supplier’s performance of the Employee Relation Process by performing the LS&Co. principal activities set forth in the following table.

No.	Principal Activity	Supplier			LS&Co.
	[****		****	****]*	[****	****	****]*
2.1	Employee Relations
2.1.1	Provide operating standards and procedures to aid Supplier in case resolution (i.e. policies, investigation methodology, appropriate remedies, tools, templates etc.)				✓	✓	✓
2.1.2	Develop ER training materials based on the guidance provided by LS&Co. to train Supplier’s staff on LS&Co. ER policies, processes and protocols.	✓	✓	✓
2.1.3	Approve training material.				✓	✓	✓
2.1.4	Provide trained ER subject matter experts with LS&Co. policies, processes and controls to respond to issues and inquiries and escalate to LS&Co. ER as required.	✓	✓	✓
2.1.5	Provide ER subject matter experts to provide				✓	✓	✓
assistance and guidance to Supplier’s ER staff. Define policies and procedures for escalation.
2.1.6	Based on LS&Co. input, define process and channels for which cases are handled by				✓	✓	✓

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No.	Principal Activity	Supplier			LS&Co.
vendor and which are escalated to LS&Co.
2.1.7	Approve escalation process.				✓	✓	✓
2.1.8	Leverage Supplier’s experience in the ER arena to create supporting documents which may be provided for internal Supplier use or to the LS&Co. HR team to facilitate the resolution of the ER issue.	✓	✓	✓
2.1.9	Review, tailor to company-specification, and approve ER supporting documents created by Supplier				✓	✓	✓
2.1.10	Establish initial input and provide periodic input for case handling guidance.				✓	✓	✓
2.1.11	Adhere to case handling guidance.	✓	✓	✓
2.1.12	Adhere to operating standards and procedures for case resolution.	✓	✓	✓
2.1.13	ER subject matter experts conduct initial probing to determine nature of the case and apply case referral protocol as agreed.	✓	✓	✓
2.1.14
Provide managers and employees with agreed upon ER consultation services, including investigation, discovery, recommendations and coaching and case management in accordance with LS&Co. HR policies, legal requirements, established ER practices, and in consideration of Business strategic priorities as agreed for the topics:
Performance management and coaching, Misconduct, Interpersonal conflicts, Harassment, Terminations for Cause and Not for Cause (including transaction processing as agreed), Absenteeism, Addressing
		✓	✓	✓
underperformance, Working environment, Workplace accommodations, Employee grievances/complains, Other manager and employee grievances, performance issues, and/or disciplinary actions

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No.	Principal Activity	Supplier			LS&Co.
2.1.15	Communicate case-specific updates to employees or managers who initiated the ticket with timing agreed to with LS&Co.	✓	✓	✓
2.1.16	Identify opportunities and suggest recommendations and actions based on industry best practices	✓	✓	✓
2.1.1.17	Review and approve suggested recommendations to be part of process manuals				✓	✓	✓
2.1.18	Approve recommendations to be a part of procedure manual				✓	✓	✓
2.1.19	Seek LS&Co. ER support or consensus when non-standard solutions are recommended or as required, as agreed to with LS&Co.	✓	✓	✓
2.1.20	Respond to requests from Supplier ER subject matter experts in regard to case resolution support or required consensus, as agreed to with LS&Co.				✓	✓	✓
2.1.21	Provide case management of employment related legal claims.				✓	✓	✓
2.1.22	Provide available historical case documentation and employee historical data that relates to legal demands as directed by LS&Co.	✓	✓	✓
2.1.23	Create template design documents for written correspondence associated with the ER function and direct Supplier ER SMEs on the use of templates.				✓	✓	✓
2.1.24	Utilize templates as directed and tailor as needed for written correspondence	✓	✓	✓
2.1.25	Suggest modifications to template design that	✓	✓	✓
arise during the course of business
2.1.26	Approve created template designs and any modifications thereafter.				✓	✓	✓
2.1.27	Establish mitigation strategies to address ER case trends and root causes.				✓	✓	✓
2.1.28	Provide workshop facilitation on ER topics as	✓	✓	✓

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No.	Principal Activity	Supplier			LS&Co.
directed by LS&Co.
2.1.29	Provide standard reports as agreed.	✓	✓	✓
2.1.30	Provide custom and ad hoc reports as appropriate	✓	✓	✓
2.1.31	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency	✓	✓	✓
2.1.32	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓
2.1.33	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government updates	✓	✓	✓
2.2	Case Management
2.2.1	Identify and report ER case trends and root causes to LS&Co. as agreed and provide recommendations and actions for improvement.	✓	✓	✓
2.2.2	Develop and/or refresh annually the escalation protocol to determine incident handling response (which calls go immediately to Supplier ER specialist for handling)	✓	✓	✓
2.2.3	Approve the annual escalation protocol framework				✓	✓	✓
2.2.4
For open employee relations cases, review files of Supplier and work with LS&Co. to determine previous leaves and employee relations cases that may impact current case. Ensure final recommendation takes into account previous leaves and employee relations cases as appropriate
		✓	✓	✓
2.3	Disability and Recovery Support (DRS)
2.3.1	Lead resolution of less complex requests for accommodations based on agreed guidance from LS&Co. for employees with disabilities.	✓	✓	✓
2.3.2	Respond to escalations regarding accommodation issues related to				✓	✓	✓

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No.	Principal Activity	Supplier			LS&Co.
LS&Co. employees with disabilities.
2.4	Employment Corrective Action
2.4.1	Establish corporate policies regarding corrective actions.				✓	✓	✓
2.4.2	Counsel LS&Co. managers on corporate policies and applicable legal implications related to corrective actions.	✓	✓	✓
2.4.3	Counsel LS&Co. managers (for escalated cases) on corporate policies and applicable legal implications related to corrective actions.				✓	✓	✓
2.4.4	Manage the corrective action process.	✓	✓	✓
2.4.5	Manage corrective action process for escalated cases.				✓	✓	✓
2.5	Internal or External Charge Investigation and Resolution
2.5.1	Complete investigation and/or manage vendors as required.				✓	✓	✓
2.5.2	Work with outside counsel and coordinate responses.				✓	✓	✓
2.5.3	Participate as needed in settlement resolution process.				✓	✓	✓
2.5.4	Provide available employee data to assist LS&Co. in responding to internal or external charge cases in accordance with Agreement.	✓	✓	✓
2.6	Legislative Updates
2.6.1	As legislative changes with respect to employment and labor law occur, provide input into required revisions and changes to templates and				✓	✓	✓
processes.
2.6.2	Coordinate revisions and changes to templates and processes as agreed with LS&Co.	✓	✓	✓
2.6.3	Provide available employee data to assist LS&Co. in responding to legislative changes.	✓	✓	✓
2.7	Unemployment Insurance/Compensation

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No.	Principal Activity	Supplier			LS&Co.
Claim Dispute Process
2.7.1	Manage, investigate and protest unlawful dismissal claims as needed (data support to be provided by Supplier).				✓	✓	✓
2.7.2	Any data support for social & compliance audits or external audits / legal cases.	✓	✓	✓

3.	LEAVE ADMINISTRATION.
The scope of the Leave Administration services will be to provide all Leave related administrative support to all LS&Co. employees.

No.	Process Steps	Supplier			LS&Co.
		[****	****	****]*	[****	****	****]*
3.1	Leave Policy and Communication
3.1.1	Develop leave policies.				✓	✓	✓
3.1.2	Develop leave communications content (regulatory, policy, and procedures) to include updates to Leave Packets.				✓	✓	✓
3.1.3	Maintain the leave communication packets by making ordinary content updates as directed by LS&Co.	✓	✓	✓
3.1.4	Approve changes to leave communication packets				✓	✓	✓
3.1.5	Assist with development of leave communications by providing input (subject matter expertise regarding legal and industry best practices) to LS&Co. proposed communications material.	✓	✓	✓
3.1.6	Provide information and forms/documentation to LS&Co. associates regarding leave	✓	✓	✓
policies.
3.1.7	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency.	✓	✓	✓
3.1.8	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
3.1.9	Collaborate with LS&Co. to make the required process or documentation change based on regulatory and government updates	✓	✓	✓
3.2	Leave/ Administration (including Short and Long term Disability)
3.2.1	Establish eligibility guidelines for leaves related to specific Company leave policies.				✓	✓	✓
3.2.2
Provide data entry, verification, record keeping, contact center support and fulfillment support for all leaves. Including but not limited to the following:
· Review leave requests for consistency with leave policies
· Administer leave program within documented guidelines
· Process approved and denied leaves
· Monitor leaves for adherence to LS&Co. policies (e.g. regulatory practices, pay practices) and take action to correct any discrepancies
· Tracking and invoicing of premium billing notices and reconcile premium payments received with what was billed
· Track and collect premiums from employees who have not submitted payment for coverage that is not covered by LS&Co.
· Initiate and administer return from leave process
· Provide status updates to Human Resources contacts as designated by LS&Co.
· Administer the Leave Exhaustion process
- Reconciling absence management with leave

		✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
(where systems/time tracking is done) prior to monthly payroll - Provide leave details to payroll for terminations/severance - Provide data for statutory updates to relevant stakeholders
3.2.3	Determine and communicate to employees eligibility for requested leave based on Company leave policies.	✓	✓	✓
3.2.4	Escalate any leave requests that fall outside of guidelines to LS&Co.	✓	✓	✓
3.2.5	Provide final decision on approval or denial for leave requests that fall outside of Company leave policies.				✓	✓	✓
3.2.6	Track leaves usage.	✓	✓	✓
3.2.7	Work with other in-scope teams to determine if there are implications to other work streams (employee relations, etc.) that could be impacted by employee being on leave.	✓	✓	✓
3.2.8	Manage communication with employees on leave.	✓	✓	✓
3.2.9	Provide entitlement tracking for leave eligibility.	✓	✓	✓
3.2.10	Provide monthly leave reporting, including leave of absence reporting, to internal stakeholders such as Finance and external stakeholders as agreed to with LS&Co.	✓	✓	✓
3.2.11	Process leave payments in accordance with country laws / regulations and LS&Co. policies, for example, calculate and provide notification to LS&Co. for any other offsets to LS&Co. disability payments.	✓	✓	✓
3.2.12	Create the content for the LS&Co. website.				✓	✓	✓
3.2.13	Update content on LS&Co. website.	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
3.2.14	Enter leave accrual adjustments in HRIS monthly to maintain audit requirements.	✓	✓	✓
3.3	Workers’ Compensation and Accident Insurance
3.3.1	Select and manage Workers’ Compensation Claims (WC Provider) or local equivalent.				✓	✓	✓
3.3.2	Identification and notification of on the job injury (Employee or employee’s manager contacts Vendor).				✓	✓	✓
3.3.3	Review Accident/Illness Report Form as reported by the employee and the employee’s manager.				✓	✓	✓
3.3.4	Complete and submit the Accident report form to the WC Provider or local equivalent (as applicable) to initiate the claim process.	✓	✓	✓
3.3.4	Review injury claim and incident work location, if possible, to avoid future employee injuries.				✓	✓	✓
3.3.5	Coordinate with insurance and health care provider to determine viability of claim and necessary length of leave.				✓	✓	✓
3.3.6	Complete the appropriate Workers Compensation Form (or local equivalent).	✓	✓	✓
3.3.7	Provide the Workers Compensation / Insurance Form to the WC / Insurance Provider so that they can coordinate the claim.	✓	✓	✓
3.3.8	Track Workers’ compensation/Insurance forms - and claim administration process.				✓	✓	✓
3.3.9	Respond to questions from WC Provider/Insurance and Health Care Provider.				✓	✓	✓
3.3.10	Provide injured employee with their FMLA (or equivalent) notification if the employee is out of work as a result of the illness/injury.	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
3.3.11	Complete leave related paperwork and enter relevant data into Workday and forward paperwork to Payroll.	✓	✓	✓
3.3.12	Provide earnings and headcount information for insurance renewal process / equivalent process across regions.	✓	✓	✓
3.3.13	Prepare information for workers compensation premium.				✓	✓	✓
3.3.14	Pay workers compensation premium.				✓	✓	✓
3.3.15	Provide earnings and headcount information for LS&Co. wide workers compensation insurance renewal process.	✓	✓	✓
3.4	Leave Management – Return to Work
3.4.1	Establish the policies and accountabilities to address return to work plans for employees with disabilities and any other type of work restrictions.				✓	✓	✓
3.4.2	Coordinate and implement the processes to address Return to Work plans for employees with disabilities and any other leave related type of work restriction.	✓	✓	✓
3.4.3
Resolve medical requests for accommodations for LS&Co. employees or other applicable stakeholders with disabilities based on agreed to accommodation guidelines by LS&Co.
Supplier responsibilities include:
- Handling requests for accommodations
- Gathering eligibility information
- Discussing with employees and managers.
		✓	✓	✓
3.4.4	Manage claim process and confirm claim is handled properly. Oversee the return to work process.				✓	✓	✓
3.4.5	Coordinate with employee’s manager to arrange any special accommodations that may be required for employee’s return to work.	✓	✓	✓

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No.	Process Steps	Supplier	LS&Co.
3.4.6	Authorize any special accommodations that may be required for employee’s return to work as per LS&Co. guidelines.		✓	✓	✓

4.	EMPLOYEE DATA MANAGEMENT.
Supplier will be responsible for performing the Employee Data Management Process. The Employee Data Management Process consists of a comprehensive set of integrated functions and responsibilities that constitute timely and accurately completion of all employee transactions data entry into the human resource system in order to maintain employee satisfaction.

No.	Process Steps	Supplier			LS&Co.
		[****	****	****]*	[****	****	****]*
4.1	Strategy and Policy
4.1.1	Establish employee record management strategy and policies.				✓	✓	✓
4.1.2	Identify specific regulatory or legislative requirements that govern records management (e.g. data protection, privacy, retention, registration requirements) and identify compliance requirements.				✓	✓	✓
4.1.3	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency.	✓	✓	✓
4.1.4	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓
4.1.5	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government updates	✓	✓	✓
4.2	New Hire Processing and General Administration Activities
4.2.1	Provide new hire information for data entry into HR Systems where self-service is not available.				✓	✓	✓
4.2.2	Receive new hire information, enter, and verify	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
New Hire employee data for HR, Benefits and Payroll processing.
4.2.3	Produce a monthly immigration compliance forms (such as I9) report and reconcile with the new hires data.	✓	✓	✓
4.2.4	Retain legacy immigration compliance forms (such as I9) for new hires and purge upon termination of employee.	✓	✓	✓
4.2.5	Update immigration compliance forms (such as I9) for employee name changes. Employee is required to submit the legal name change form to Supplier.	✓	✓	✓
4.2.6	Complete a new hire check list to ensure that all required documents have been completed. The checklist is filed in the employee file.	✓	✓	✓
4.2.7	Audit, track and chase the tentative non-confirmations that are returned based on background check results. Escalate as appropriate until issue is resolved.	✓	✓	✓
4.2.8	Track and chase new hires with pending TNC’s and resolve or terminate as applicable within guidelines provided by LS&Co.	✓	✓	✓
4.2.9	Verify information in the HR System.	✓	✓	✓
4.2.10	Maintain a log of LS&Co. new hire information received. The log will be based on LS&Co. defined new hire information required documents list.	✓	✓	✓
4.2.11	Annually prepare the Wage Notifications as required. Track and chase and follow up with employees who have not completed and returned the wage notices.	✓	✓	✓
4.2.12	Develop the Wage Notifications Report (related to the previous item).	✓	✓	✓
4.2.13	Receive, process, and store employee benefits data for global employees as per country requirements for a wide arrange of	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
insurance and benefits programs.
4.2.14
Email Network ID letters (performed for employees do not have corporate email addresses on a cadence agreed to with LS&Co.) to employee managers; to be performed manually if integrations are not built.
		✓	✓	✓
4.2.15	Update employee data in HR Systems for mobility (cross-border assignments and in-country transfers and special assignments).	✓	✓	✓
4.2.16	Update and maintain electronic records and reports.	✓	✓	✓
4.2.17	Run and distribute scheduled reports.	✓	✓	✓
4.2.18	Provide ad-hoc reports as requested by LS&Co.	✓	✓	✓
4.3	Physical Employee Records, Files and Documents
4.3.1	Define data content requirements (personnel file content).				✓	✓	✓
4.3.2	Provide records retention policy to Supplier.				✓	✓	✓
4.3.3	Forward/ship physical documents for storage at Supplier’s agreed to site(s), where applicable and pending global storage solution across towers.				✓	✓	✓
4.3.4	Store physical documents received at Supplier location and off-site storage according to client-defined requirements for statutory and regulatory compliance and agreed client requirements.	✓	✓	✓
4.3.5	Fulfill requests for files to employees/retirees, managers, HR and Legal per corporate standards and within agreed to timeframes.	✓	✓	✓
4.3.6	Maintain records of all LS&Co. files including checked out and returned logs.	✓	✓	✓
4.3.7	Dispose of LS&Co. files based on agreed to disposal procedures.	✓	✓	✓

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5.	BENEFITS ADMINISTRATION.
This document sets forth the functional Benefit Administration requirements for LS&Co., identifies the in-scope processes, primary owner for each function, and the Benefits Administration services which Supplier shall provide in accordance with the Agreement.

No.	Process Steps	Supplier			LS&Co.
		[****	****	****]*	[****	****	****]*
5.1	Benefits Strategy, Policy & Program Design
5.1.1	Develop benefits strategy and policies – design benefit programs to meet business goals and objectives.				✓	✓	✓
5.1.2	Provide recommendation(s) for implementation of benefits plans, strategy, federal and state compliance/legislative updates and communications.				✓	✓	✓
5.1.3	Approve or decline implementation recommendations.				✓	✓	✓
5.1.4	Develop benefits communication strategy/vision and structure/develop communications.				✓	✓	✓
5.1.5	Deploy and deliver communications to employees including but not limited to communications for open enrolment, new hires, medical retirement notices, governmental notices.	✓	✓	✓
5.1.6	Updated standard operating procedures for new/revised benefit plans.	✓	✓	✓
5.1.7	Define the strategy and direction for the enrollment process, including formats, default elections, and follow-up/reminder criteria.				✓	✓	✓
5.1.8	Notify Supplier of policy changes affecting benefits administration.				✓	✓	✓
5.1.9	Communicate notification of policy changes affecting benefits administration to LS&Co. employees using agreed-upon templates/formats.	✓	✓	✓
5.1.10	Provide best practices related to	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
outsourcing of benefits administration.
5.1.11	Review and comment on impact of benefits communication strategy and employee communications when prepared by LS&Co.	✓	✓	✓
5.1.12	Develop and update annual Benefits information session materials and provide to Supplier.				✓	✓	✓
5.1.13	Present Benefits information sessions.	✓	✓	✓
5.1.14	Train and update Supplier Benefits teams on LS&Co. annual benefits information.	✓	✓	✓
5.1.15	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency.	✓	✓	✓
5.1.16	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓
5.1.17	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government updates	✓	✓	✓
5.2	Annual Enrollment
5.2.1	Develop the plan for annual enrollment and manage the overall process.				✓	✓	✓
5.2.2	Review annual enrollment plan and provide feedback to LS&Co.	✓	✓	✓
5.2.3	Notify participants of enrollment opportunity.	✓	✓	✓
5.2.4	Administer default benefit elections, as agreed.	✓	✓	✓
5.2.5	Coordinate with 3rd party vendors and manage enrolment process.	✓	✓	✓
5.2.6	Coordinate system updates and testing with 3rd party vendors and LS&Co.	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
5.2.7	Send communication to employees during plan renewal/enrollment period	✓	✓	✓
5.2.8	Receive and Process manual enrollment benefit elections forms.	✓	✓	✓
5.2.9	Notify LS&Co. of the status of the aggregate enrolment activity in conjunction with agreed to overall reporting responsibilities.	✓	✓	✓
5.2.10
For enrollments, issue electronic reminders to employees of the enrollment period deadlines, based upon agreed to business rules and employee populations. (Note that these notices may be fully automated at some point in time).
		✓	✓	✓
5.2.11	Manage/Assist with employee annual enrollment issues (e.g. enrollment submissions, guidelines, enrollment issues, etc.).	✓	✓	✓
5.2.12
Administer the annual open enrollment process, including the preparation and execution of the project plan and coordination of all project activities.
Enrollment includes benefit plans (including pension) for LS&Co. employees and retirees.
		✓	✓	✓
5.2.13	Perform user/functional testing of system changes (applied during annual open enrollment)	✓	✓	✓
5.2.14	Send Paper Open Enrollment Package for employee populations that have been agreed to by LS&Co. where applicable.	✓	✓	✓
5.2.15	Review & manage rate changes with 3rd party vendors and communicate new rates to Supplier.				✓	✓	✓
5.2.16	Update rates in LS&Co. systems, related tools, and employee communications.	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
5.2.17	Provide benefits policy to be uploaded in the portal.				✓	✓	✓
5.2.18	Publish benefits policy in the portal.	✓	✓	✓
5.2.19	Identify eligible annual enrollment participants & submit any errors to correct.	✓	✓	✓
5.2.20	Correct eligibility errors identified by LS&Co.	✓	✓	✓
5.2.21	Generate forms and mailings (e.g. EOI mailings) required in support of benefits administration globally.	✓	✓	✓
5.3	Process Newly Eligible Employees
5.3.1	Design/Update new hire packet materials.				✓	✓	✓
5.3.2	Update new hire packets with materials provided by LS&Co.	✓	✓	✓
5.3.3	Identify eligibility post promotion, comp changes etc. and send out benefits packet.	✓	✓	✓
5.3.4	Enter accurate participant data in the HR System for designated employee groups as determined by LS&Co.	✓	✓	✓
5.3.5
Proactively investigate, communicate and resolve any significant or recurring data issues where Supplier has the responsibility for updating on behalf of LS&Co, including but not limited to identification of data discrepancies from interface error reports.
		✓	✓	✓
5.3.6	Notify LS&Co. of any data errors or issues that are identified by Supplier.	✓	✓	✓
5.3.7	Liaise with third party vendors to resolve/fix data discrepancies and take all appropriate action to resolve, correct, and update discrepancies with vendors.	✓	✓	✓
5.3.8	Escalate data errors or issues to LS&Co. as required, with ownership remaining with Supplier to identify, resolve,	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
and correct the error / issue.
5.3.9	Perform year-end taxable benefit reconciliation as agreed.	✓	✓	✓
5.3.10	Communicate/coordinate with 3rd party vendors where necessary to confirm participant's eligibility.	✓	✓	✓
5.3.11	Issue enrollment reminders to employees to remind them of enrollment deadline.	✓	✓	✓
5.3.12	Generate forms and mailings (e.g. EOI mailings) required in support of benefits administration globally.	✓	✓	✓
5.3.13	Calculate and program deductions for contributions, as needed for each country benefit program, and deliver accurate amounts to payroll on time.	✓	✓	✓
5.4	Life Events / Employment Status Change
5.4.1	Design Life event strategy including policies around life events.				✓	✓	✓
5.4.2	Receive and process manual enrollment benefit elections forms, where self-service is not available.	✓	✓	✓
5.4.3	Identify employees who have a change in their eligibility status, due to an employment status change.	✓	✓	✓
5.4.4	Terminate participant coverage (due to ineligibility) in the HR System	✓	✓	✓
5.4.5	Terminate or extend participant coverage for benefits in accordance with severance policies, as agreed.	✓	✓	✓
5.4.6	Generate forms and mailings (e.g. EOI mailings) required in support of benefits administration globally, and update the system records for approved documents returned from LS&Co.’s insurance provider.	✓	✓	✓
5.4.7	Update beneficiary designations where self-service is not available.	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
5.4.8	Determine employee costs to be conveyed to vendors for eligibility, claims, billing, reconciliation, and preparation of accounting materials for the LS&Co. benefits accounting teams.	✓	✓	✓
5.4.9	Collect premiums directly from participants and submit amounts to the appropriate parties.				✓	✓	✓
5.4.10	Terminate coverage due to non-payment as agreed.	✓	✓	✓
5.4.11	Receive notification of death and death certificate from participant or survivor.	✓	✓	✓
5.4.12	File claim for death processing, and determine impact on benefits.	✓	✓	✓
5.4.13	Provide single point of contact for participant/survivor to assist with claim filing and understanding the impact on benefits.	✓	✓	✓
5.4.14	Provide corresponding documentation and/or claim forms to 3rd party vendor.	✓	✓	✓
5.4.15	Transmit status and coverage changes to carriers and third parties as agreed.	✓	✓	✓
5.4.16	Assist with life insurance claim form submission.	✓	✓	✓
5.4.17	Coordinate with 3rd parties (for administration and distribution) of benefits vouchers, including but not limited to lunch vouchers, child care vouchers, long-term service award vouchers.		✓	✓
5.4.18	Distribute benefits vouchers.					✓	✓
5.5	Billing and Reconciliation
5.5.1	Manage/reconcile and request provider payments and disbursements.	✓	✓	✓
5,5.2	Manage/reconcile trusts and escalate issues when discovered.				✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
5.5.3	Validate invoices and compare this to what is recorded in the HR system for enrollments.	✓	✓	✓
5.5.4	Communicate and resolve discrepancies with 3rd party vendors and LS&Co.	✓	✓	✓
5.5.5	Reconcile employee eligibility against invoices received and report on it to LS&Co. on a monthly basis; escalate vendor relations issues	✓	✓	✓
5.5.6	Provide fiscal management of plans including financial management, reconciliation of trusts, actuarial relationships/performance, plan assumptions and funding.				✓	✓	✓
5.5.7	Review Benefit plan vendor’s error reports and determine corrective actions required.	✓	✓	✓
5.5.8	Make corrections in Workday (dependent on Workday roles assigned to Supplier).	✓	✓	✓
5.5.9	Communicate corrective actions that are LS&Co.’s responsibility to correct (plan set up and configuration)	✓	✓	✓
5.5.10	Correct errors that require Workday plan set up or configuration changes.	✓	✓	✓
5.6	Regulatory Reporting
5.6.1	Provide standard reporting	✓	✓	✓
5.6.2	Access ad hoc reporting or obtain reports to gather information necessary for design and support of benefits programs, for workforce planning purposes and regulatory reporting.	✓	✓	✓
5.6.3	Provide data for statutory, regulatory, and compliance reporting and monitoring as agreed	✓	✓	✓
5.6.4	Produce statutory, regulatory, and compliance reports and test for benefits regulatory compliance.	✓	✓	✓
5.6.5	Provide fulfillment (participant) services for	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
government mandated disclosures or equivalent.
5.6.6	Provide notification of legislative changes that affect the in-scope benefit plans in accordance with the Agreement.				✓	✓	✓
5.7	Manage Service Requests / Escalations
5.7.1
Manage cases and escalations related to benefits claims and the benefits claims processes as agreed, including but not limited to voluntary benefits, global wellness programs, global EAP, adoptions programs.
		✓	✓	✓
5.7.2	Respond to inquiries related to benefits claims and the benefits claims processes as agreed, including but not limited to voluntary benefits, global wellness programs, global EAP, adoptions programs.	✓	✓	✓
5.7.3	Escalate cases to designated LS&Co. representative when needed.	✓	✓	✓
5.7.4	Resolve escalated issues.				✓	✓	✓
5.7.5	Instruct employee on benefit eligibility appeals and final determination process.	✓	✓	✓
5.7.6	Review and make final determination on eligibility/enrollment appeals.				✓	✓	✓
5.7.7	Provide claims data to support adjudication appeals.	✓	✓	✓
5.7.8	Resolve adjudication appeals.				✓	✓	✓
5.7.9
Respond to queries related to any ancillary benefits program including but not limited to life insurance, wellness, EAP, adoption benefits, legal insurance, and refer to carrier(s) as needed in an accurate and timely manner (as applicable per the local policies)
		✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
5.7.10	Proactively investigate, communicate and resolve any significant or recurring data issues where Supplier has the responsibility for updating on behalf of LS&Co.	✓	✓	✓
5.7.11	Notify LS&Co. of any data errors or issues that are identified by Supplier.	✓	✓	✓
5.8	Retiree Administration
5.8.1	Provide eligibility policy				✓	✓	✓
5.8.2
Determine accurate eligibility for retiree medical coverage upon retirement and enrol/migrate them to the appropriate plan. Manage specific age and eligibility requirements for all country’s retiree medical programs as needed (for example, in the US, ensure that under 65 and over 65 retirees are transitioned to the correct medical plan)
		✓	✓	✓
5.8.3	Send retirement packet to any eligible employees upon request or identification for eligibility	✓	✓	✓
5.8.4	Provide any retirement plan change information				✓	✓	✓
5.8.5	Update system of record for Retirees for plan changes as per agreed administrative responsibilities (i.e. rate changes, supplemental life coverage, deduction waivers)	✓	✓	✓
5.8.6	Work with vendor on Retiree direct bill	✓	✓	✓
5.8.7	Share annual retire rate charges				✓	✓	✓
5.8.8	Manage rate change – calculate & communicate	✓	✓	✓
5.8.9	Provide administrative support for all country retirement income programs as needed, including providing forms, information, integrations, and vendor handoffs where outsourced	✓	✓	✓

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6.	RECRUITMENT.
Supplier will be responsible for performing the recruitment Process. The Responsibility Matrix set forth below indicates who is accountable for certain listed processes, activities and tasks as part of the Recruitment Services.

No.	Process Steps	Supplier			LS&Co.
		[****	****	****]*	[****	****	****]*
6.1	Strategy, Policy and Planning
6.1.1	Assess business need for talent acquisition and talent deployment.				✓	✓	✓
6.1.2	Develop workforce plan to indicate a rolling forecast with 90 day horizon.				✓	✓	✓
6.1.3	Design delivery strategy for recruitment administration and execution.	✓	✓	✓
6.1.4	Design and develop employment branding/marketing materials and related internal and external recruiting communications.				✓	✓	✓
6.1.5	Utilize developed employment branding/marketing materials and related internal and external recruiting communications for Retail and Distribution requisitions.	✓	✓	✓
6.1.6	LS&Co. will advise Supplier of changes in company policies that impact this recruitment SOW. Any material impact on Supplier costs will be captured through the change process.				✓	✓	✓
6.1.7	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency	✓	✓	✓
6.1.8	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓
6.1.9	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government updates	✓	✓	✓

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No.	Process Steps	Supplier	LS&Co.
6.2	Requirement Gathering
6.2.1	Define open job requirement.		✓	✓	✓
6.2.2	Initiate requisition and approve as appropriate.		✓	✓	✓
6.2.3	Edit, complete and post job requisition, and audit for accuracy as required.		✓	✓	✓
6.2.4	Discuss needs and decide sourcing strategy with hiring manager or HR as appropriate.		✓	✓	✓
6.2.5	Define and communicate level and compensation guidelines.		✓	✓	✓
6.2.6	Confirm level and compensation with LS&Co. hiring manager.		✓	✓	✓
6.2.7	Verify approval for open positions as appropriate.		✓	✓	✓
6.3	Sourcing and Screening
6.3.1	Develop sourcing plan based on delivery strategy.		✓	✓	✓
6.3.2	Provide off-limit companies or institutions as defined by LS&Co. policy.		✓	✓	✓
6.3.3	Develop or acquire sourcing licenses and database tools to support the Recruitment strategy.		✓	✓	✓
6.3.4	Design and communicate sourcing guidelines specifically related to LS&Co. brand.		✓	✓	✓
6.3.5	Mine LS&Co. resume/CV database and match candidates to open requisition.		✓	✓	✓
6.3.6	Source and mine external job boards for requisitions.		✓	✓	✓
6.3.7	Mine LS&Co. succession database and match candidates to open requisition.		✓	✓	✓
6.3.8	Distribution hires - Identify candidates per terms of applicable collective agreements or legislation (e.g. layoffs, seniority based job bidding, recalls, etc.) using the ATS		✓	✓	✓
6.3.9	Match candidates as provided (from collective agreements, works councils) to open requisition.		✓	✓	✓
6.3.10	Determine if internal candidate pool is sufficient		✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
for requisitions.
6.3.11	Manage and execute all sourcing required to fill in-scope positions including job postings, advertising, career fairs and internet postings				✓	✓	✓
6.3.12	Manage and track employee referrals based on LS&Co. guidelines.				✓	✓	✓
6.3.13	Post Retail requisitions on levistrauss.com and Threads.	✓	✓	✓
6.3.14
Posting support on job boards, niche sites and print ads will include Retail Hourly requisitions. All costs including career fair attendance and travel must be approved by LS&Co. and passed-through with no mark-up.
		✓	✓	✓
6.3.15	Manage reporting of employee referral payments consistent with LS&Co. company policy.				✓	✓	✓
6.3.16	Track applicants and status of candidate flow.				✓	✓	✓
6.3.17	Work with approved recruiting agencies for requisitions. All agency costs are retained by LS&Co.				✓	✓	✓
6.3.18	Develop job requisition and employment application.				✓	✓	✓
6.3.19	Send acknowledgement communication.				✓	✓	✓
6.3.20	Conduct initial screen for Distribution owned requisitions.				✓	✓	✓
6.3.21	Perform screen and document results for using the Application Tracking System (“ATS”) for requisitions.				✓	✓	✓
6.3.22	Receive paper resumes and screening questionnaires from retail stores and distribution centers, process and enter into the LS&Co. system for agreed upon countries and volumes.	✓	✓	✓
6.2.23	Enter assessment results into the ATS for manually processed applications and communicate to LS&Co. as required for agreed upon volumes.	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
6.3.24	Rank and select candidates for hiring using the ATS.				✓	✓	✓
6.4	Candidate Assessment and Qualification
6.4.1	Develop candidate lists and develop short lists				✓	✓	✓
6.4.2	Assess candidates from short list and make selections				✓	✓	✓
6.4.3	Qualify candidates.				✓	✓	✓
6.4.4	Make contact with executive referred candidates.				✓	✓	✓
6.4.5	Administer assessments/testing using LS&Co. approved and validated tests at the cost of LS&Co.	✓	✓	✓
6.4.6	Validate candidate eligibility based upon customer’s guidelines. (Including the right to work in the country)	✓	✓	✓
6.4.7	Administer background checks as per the global policy and with support from 3rd party agencies	✓	✓	✓
6.4.8	Request medical / drug screen for candidates	✓	✓	✓
6.4.9	Track and record results of drug testing	✓	✓	✓
6.4.10	Manage communication to denied candidates and communicate to LS&Co. for medical / drug screen	✓	✓	✓
6.4.11	Follow-up with qualified candidates and communicate to LS&Co. for medical / drug screen.	✓	✓	✓
6.4.12	Provide compliance adjudication guidelines and determine final decision for candidates in pending statuses per LS&Co. policies.				✓	✓	✓
6.4.13	Determine course of action in liaison with LS&Co. based on background check findings				✓	✓	✓
6.4.14	Communicate results of background check to candidates and to LS&Co.	✓	✓	✓
6.5	Interview and Selection
6.5.1	Administer and coordinate interview schedules, responding to request from LS&Co. for scheduling within agreed upon	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
timeframe
6.5.2	Respond to interview scheduling invitations within timeframe mutually agreed.				✓	✓	✓
6.5.3	Administer and coordinate selection process for requisitions.				✓	✓	✓
6.5.4	Conduct screening interview for requisitions				✓	✓	✓
6.5.5
Coordinate candidate's travel utilizing LS&Co.'s travel center and follow LS&Co. prescribed recruitment travel policies, as requested by LS&Co. All candidate travel costs are reimbursed and retained by LS&Co.
		✓	✓	✓
6.5.6	Conduct interview.				✓	✓	✓
6.5.7	Provide Interview feedback within two (2) business days.				✓	✓	✓
6.5.8	Status candidates in the ATS upon feedback from Managers.	✓	✓	✓
6.5.9	Assist Managers with hiring decision.	✓	✓	✓
6.5.10	Make hiring decision and final approval for extending offer details.				✓	✓	✓
6.5.11	Extend verbal offer for positions if directed by LS&Co.	✓	✓	✓
6.5.12	Negotiate offers.				✓	✓	✓
6.5.13	Prepare and distribute offer letters via the ATS	✓	✓	✓
6.5.14	Manage tracking and reporting databases to reflect current status and selections.	✓	✓	✓
6.6	On-boarding
6.6.1	Conduct post-offer activity of sending onboarding emails to Managers through the ATS.	✓	✓	✓
6.6.2	Request background investigations, according to LS&Co. policy and compliance.	✓	✓	✓
6.6.3	Coordinate new hire processes as required by LS&Co.	✓	✓	✓
6.6.4	Collect, track, and provide updates at intervals agreed to with LS&Co. on new hire paperwork	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
6.6.5	Conduct monthly hiring manager and candidate satisfaction survey via electronic means.	✓	✓	✓
6.7	General Administration
6.7.1	Process and support visa sponsorship.	✓	✓	✓
6.7.2	Provide all Recruitment related reporting and analytics to LS&Co. as agreed to	✓	✓	✓
6.7.3	Maintain and administer recruiting systems	✓	✓	✓
6.7.4	Maintain job related web content on LS&Co.’s company websites (internal and external postings).	✓	✓	✓
6.7.5	Manage internal transfers into open positions with guidance from LS&Co.	✓	✓	✓
6.7.6	Execute LS&Co.’s recruiting process for internal, external and seasonal candidates and during peak times, including all required forms.	✓	✓	✓
6.7.7	Provide administrative support for LS&Co.’s campus recruiting process.	✓	✓	✓
6.7.8	Provide standard correspondence letters				✓	✓	✓
6.7.9	Manage declines and track all declines and disposition candidates, send relevant correspondence using standard templates as agreed to with LS&Co.	✓	✓	✓
6.8	Statutory Reporting & EEO Reporting
6.8.1	Review transactional data and collaborate with Recruitment, HR Transactions and/or LS&Co. on any required corrections to data.	✓	✓	✓
6.8.2	Inform Supplier of upcoming organizational changes/updates and special requirements.				✓	✓	✓
6.8.3	Report employee data related to new hires, job/employment data changes, and exits. (as required)	✓	✓	✓
6.8.4	Review and update missing gender and ethnicity data and complete reporting.	✓	✓	✓
6.8.5	Receive applicant data report via internal IT reporting team and review data for	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
completeness.
6.8.6	Ensure all stats from employment activity are reflected in recruiting activity.	✓	✓	✓
6.8.7	Ensure all new hires are reflected in employee data.	✓	✓	✓
6.8.8	Research outstanding items.	✓	✓	✓
6.8.9	Ensure job categories and levels are consistent with statistics and recruiting data.	✓	✓	✓
6.8.10	Provide recruiting report.	✓	✓	✓
6.8.11	Notify Supplier EEO of audit and relevant audit dates.				✓	✓	✓
6.8.12	Coordinate with Supplier EEO team on approach and action plan for responding to audit.				✓	✓	✓
6.8.13	Produce compensation analysis and AAP preparation for audit.	✓	✓	✓
6.8.14	Manage completion of request and submit to LS&Co. on timely basis.	✓	✓	✓
6.8.15	Affirmative action plan preparation	✓	✓	✓
6.8.16	Inquire and obtain information about regulatory changes.	✓	✓	✓
6.8.17	Send goals report to outside counsel for review.				✓	✓	✓
6.8.18	Send Compensation Analysis Report to outside counsel for review.				✓	✓	✓
6.8.19	Send LS&Co. a listing of the EEO Coordinators previously on file with Supplier.	✓	✓	✓
6.8.20	Send Supplier any edits to EEO Coordinator listing.				✓	✓	✓
6.8.21	Complete year-end reporting	✓	✓	✓
6.8.22	Finalize recruiting weights.				✓	✓	✓
6.8.23	Analyze reporting and provide questions/feedback to Supplier.				✓	✓	✓
6.8.24	Finalize year-end reporting (including outside counsel review).				✓	✓	✓
6.8.25	Prepare reporting for exhibits.	✓	✓	✓
6.8.26	Finalize Goals Report and send to Supplier.				✓	✓	✓
6.8.27	Finalize Compensation Analysis Report and send to Supplier.				✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
6.8.28	Send Narrative to outside counsel for review.				✓	✓	✓
6.8.29	Send Policy Statement Letter to outside counsel for review.				✓	✓	✓
6.8.30	Send finalized Narrative to Supplier.				✓	✓	✓
6.8.31	Send finalized Policy Statement Letter to Supplier.				✓	✓	✓
6.8.32	Update Narrative with EEO Coordinator contact info and plan year.	✓	✓	✓
6.8.33	Prepare Workforce Analysis reports (review salary ranges; titles, pay grades, etc.).	✓	✓	✓
6.8.34	Prepare Job Group Analysis reports).	✓	✓	✓
6.8.35	Prepare Availability Analysis reports (review availability by job group against ESR).	✓	✓	✓
6.8.36	Prepare Utilization Analysis reports (by job group).	✓	✓	✓
6.8.37	Identify Goals where under-utilization occurs and provide Goals summary report.	✓	✓	✓
6.8.38	Prepare Compensation Analysis reports which include male versus female and minority versus non-minority analysis.	✓	✓	✓
6.8.39	Review all reports and provide questions and feedback to Supplier.				✓	✓	✓
6.8.40	Review all reports with outside counsel; provide questions and feedback to Supplier.				✓	✓	✓
6.8.41	Review goals with internal counsel.				✓	✓	✓
6.8.42	Finalize all analysis reports (including internal/outside counsel review).				✓	✓	✓
6.8.43	Prepare EEO-1 Reports and Vets-100A reports as required and forward to LS&Co. for review and sign-off.	✓	✓	✓
6.8.44	Review reports and provide corrections if necessary.				✓	✓	✓
6.8.45	Revise reports and post on EEOC and DOL website by the published reporting deadlines.	✓	✓	✓
6.8.46	Publish AA Plans				✓	✓	✓
6.8.47	Prepare two final copies of AAPs for Women &	✓	✓	✓

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No.	Process Steps	Supplier	LS&Co.

Minorities and AAPs for Veterans & Disabled: 1 to LS&Co. and 1 to outside counsel; e-copy posted on SharePoint for EEO Coordinator and workplace. Equivalent regional process steps to be included during transition.

6.8.48	Distribute VP HR goals memo to all HO people managers.		✓	✓	✓
6.8.49	Distribute goal memos to local managers and send confirmation to Corporate HR.		✓	✓	✓
6.8.50	Post policy statement at each location and send confirm to Corporate HR.		✓	✓	✓
6.8.51	Save Confirmation from EEO Coordinator re: distribution of goals memo and post policy.		✓	✓	✓

7.	COMPENSATION ADMINISTRATION.
Supplier will be responsible for performing compensation administration. The Responsibility Matrix set forth below indicates who is accountable for certain listed processes, activities and tasks as part of the compensation administration Services.

No.	Process Steps	Supplier			LS&Co.
		[****	****	****]*	[****	****	****]*
7.1	Building compensation strategy & plan
7.1.1	Establishing an organizational strategy, objectives and grouping tasks into jobs				✓	✓	✓
7.1.2	Developing a compensation strategy based on job specification and requirements				✓	✓	✓
7.1.3	Budgeting for the compensation plan				✓	✓	✓
7.1.4	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency	✓	✓	✓
7.1.5	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓
7.1.6	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
updates
7.2	Evaluating current compensation plans & systems
7.2.1	Evaluating the compensable and non- compensable factors currently existing in the organization				✓	✓	✓
7.2.2	Survey request from the research analysts (Mercer, Hewitt etc.)				✓	✓	✓
7.2.3	Support survey needs (e.g. data collection)	✓	✓	✓
7.2.4	Receiving survey data (market research reports)				✓	✓	✓
7.2.5	Pooling the report for benchmarking analysis	✓	✓	✓
7.2.6	Benchmarking compensation plans based on the market intelligence & best practices				✓	✓	✓
7.2.7
Identification & prioritization of the key changes/ improvisations needed in the existing compensation policy like mix of fixed and variable compensation, target quartile as compared to competition, specific technologies etc.
					✓	✓	✓
7.2.8	Developing the annual compensation plans and schedules to execute the changes needed				✓	✓	✓
7.3	Designing & developing salary structures
7.3.1	Designing the job evaluation and grading studies for determining compensation plans / structures for different jobs/ roles				✓	✓	✓
7.3.2	Execution of the job analysis program and preparation of job groups based on complexity levels				✓	✓	✓
7.3.3	Preparation of job descriptions for all jobs in a job group				✓	✓	✓
7.3.4	Model different salary structures and evaluate possible impacts in terms of employee motivation, regulatory compliance, business impact, competition etc.				✓	✓	✓
7.3.5	Determining the most appropriate salary structure for different functions				✓	✓	✓
7.3.6	Obtaining consent/ approval from business leaders of each function on the				✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
compensation plans prepared
7.4	Developing fixed and variable compensation plans
7.4.1	Developing fixed & variable compensation plans based on possible impacts in terms of employee motivation, regulatory compliance, business impact, competition etc.				✓	✓	✓
7.4.2	Combining the compensation and non-compensation dimensions into an effective reward system for different groups of employees				✓	✓	✓
7.5	Communicating / updating employees on the compensation plans
7.5.1	Communicating the details of compensation plans to specific stakeholders using appropriate channels including but not limited to email and hard copy via post if required.	✓	✓	✓
7.5.2	Advising employees on how best they can utilize the compensation plan				✓	✓	✓
7.5.3	Sending reminders to employees/ managers for compensation plans and changes	✓	✓	✓
7.6	Clarifying compensation specific queries/grievances
7.6.1	Providing clarification on employees queries on compensation plans	✓	✓	✓
7.6.2	Providing factual solutions to issues raised regarding compensation structure and various plans	✓	✓	✓
7.6.3	Liaising with payroll team to make necessary changes to compensation to correct errors	✓	✓	✓
7.6.4	Communicating with employee confirming the resolution provided	✓	✓	✓
7.6.5	Managing compensation data / information and risk associated with ensuring data safety and security, and correct upload	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
7.6.6	Carrying out the below minimum exercise to correct/ change an employee's pay	✓	✓	✓
7.6.7	Making off cycle changes for compensation administration	✓	✓	✓
7.6.8	Administering compensation package and final pay determination	✓	✓	✓
7.6.9	Support/execute local statutory annual increases as needed	✓	✓	✓
7.7	Reporting and Analytics
7.7.1	Checking with the regulatory and compliance teams on their specific requirements/ customizations required to functional reports				✓	✓	✓
7.7.2	Collating & consolidating the necessary information and pass on to the regulatory and compliance team for analysis/ review	✓	✓	✓
7.7.3	Analysing data for patterns on compensation structure in relation with different functions	✓	✓	✓
7.7.4	Evaluating the performance of the compensation function based on the agreed parameters such as timely delivery of compensation, surveys on effectiveness of compensation structure etc.				✓	✓	✓
7.7.5	Conducting surveys on a timely basis on the compensation structure alignment with organizational goals, satisfaction level of employees etc.	✓	✓	✓
7.7.6	Publishing the results to relevant stakeholders	✓	✓	✓
7.8	Relocation Admin
7.8.1	Communicate relocation of employees				✓	✓	✓
7.8.2	kick off with 3rd party provider to provide data inputs for relocation	✓	✓	✓
7.8.3	Co-ordinate with 3rd party for any ongoing compensation changes (ex - quarterly changes )	✓	✓	✓
7.9	Incentives
7.9.1	Design of incentive plan (AIP)				✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
7.9.2	Data collation for AIP baseline	✓	✓	✓
7.9.3	Sending compensation review letters	✓	✓	✓
7.10	Employee Recognition Programs
7.10.1	Define and develop engagement & recognition programs				✓	✓	✓
7.10.2	Communicate recognition guidelines / responsibilities	✓	✓	✓
7.10.3	Administer recognition award e.g. hosting / collating and evaluating responses provided by LS&Co	✓	✓	✓
7.10.4	Prepare award documentation	✓	✓	✓
7.10.5	Communicate and distribute award				✓	✓	✓
7.11	Compensation Admin
7.11.1	Calculate accruals and payout for incentive plans	✓	✓	✓
7.11.2	Support administrative tasks associated with claims management	✓	✓	✓

8.	PERFORMANCE MANAGEMENT.
Supplier will be responsible for administering the performance management process. The Responsibility Matrix set forth below indicates who is accountable for certain listed processes, activities and tasks as part of the performance management Services.

No.	Process Steps	Supplier			LS&Co.
		[****	****	****]*	[****	****	****]*
8.1	Strategy and Policy
8.1.1	Establishing process / method for review of overall business unit: - objective completion and results - key measures of success - KPIs (financial, commercial, process and people)				✓	✓	✓
8.1.2	Defining process, timeline and responsibilities in organization goal setting				✓	✓	✓
8.1.3	Defining process for converting / cascading of organization goals into smaller, task-orientated, delivery targets per business unit				✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
8.1.4	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency	✓	✓	✓
8.1.5	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓
8.1.6	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government updates	✓	✓	✓
8.2	Preparation and Planning for Performance Management
8.2.1	Evaluating the existing performance management system				✓	✓	✓
8.2.2	Identifying & prioritizing the key changes/ improvisations needed in the existing performance management system based on organizational objectives and job descriptions				✓	✓	✓
8.2.3	Analyzing the industry best practices for performance management				✓	✓	✓
8.2.4	Developing the annual performance cycle / plan for performance management along with top leadership				✓	✓	✓
8.2.5	Administering the annual performance cycle / plan, including but not limited to, following up with managers/employees for performance closures	✓	✓	✓
8.2.6	Deciding on the process of measurement to determine how the performance components will be measured & finalizing the performance review criteria				✓	✓	✓
8.2.7	Customizing the plans based on specific job descriptions				✓	✓	✓
8.2.8	Aligning rewards with the performance results				✓	✓	✓
8.2.9	Finalizing the key dates and milestones for performance review				✓	✓	✓
8.3	Developing guidelines for managers on goal

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No.	Process Steps	Supplier			LS&Co.
setting and employee assessment
8.3.1	Documenting best-practices for goal setting				✓	✓	✓
8.3.2	Conducting coaching sessions for managers				✓	✓	✓
8.3.3	Assisting managers with queries	✓	✓	✓
8.3.4	Defining and publish common template for goal capturing and tracking				✓	✓	✓
8.3.5	Setting achievable goals & deadlines for timely completion of task with employees				✓	✓	✓
8.4	Identifying the channels for communication to specific stakeholders
8.4.1	Communicating the strategy to rest of the organization on a selective basis				✓	✓	✓
8.4.2	Cascading business unit goals via managers to individuals				✓	✓	✓
8.4.3	Defining the role of supervisor and employees in performance management				✓	✓	✓
8.4.4	Completing the Workday set up for performance review date	✓	✓	✓
8.4.5	Setting up specific goals and standards for employees				✓	✓	✓
8.5	Interacting / communicating with the people managers / supervisors
8.5.1	Seeking inputs from supervisors on employees				✓	✓	✓
8.5.2	Mentoring on how to help employees overcome shortcomings				✓	✓	✓
8.5.3	Defining training/skill enhancement needs for employees, along with Learning and Development team				✓	✓	✓
8.5.4	Creating a back-up plan in case the repartee is not able to meet expectations				✓	✓	✓
8.6	Interacting / communicating with the employees
8.6.1	Communicating with employees on: Expectations, Target vs performance , Areas of improvement				✓	✓	✓
8.6.2	Monitoring adherence to timelines and execution of performance	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
management plan like timely competition, coverage of all intended employees
8.6.3	Evaluating employee performance against pre-determined goals and standards				✓	✓	✓
8.6.4	Receiving and resolving employee queries	✓	✓	✓
8.6.5	Sending reminders to employees/ managers for pending issues	✓	✓	✓
8.6.6	Stating clearly the possible benefits/ repercussions linked to performance				✓	✓	✓
8.7	Calibrating performance appraisals
8.7.1	Reviewing information gathered during performance management cycle and investigate abnormalities				✓	✓	✓
8.7.2	Removing inconsistencies in approach and evaluation				✓	✓	✓
8.7.3	Finalizing performance ratings for the employees				✓	✓	✓
8.7.4	Updating employee ratings on Workday				✓	✓	✓
8.7.5	Conducting regular audits to ensure accuracy of ratings uploaded	✓	✓	✓
8.8	Clarifying performance management related queries
8.8.1	Clarifying employee queries relating to performance management	✓	✓	✓
8.8.2	Resolve escalated queries				✓	✓	✓
8.8.3	Creating presence on channels like internal portals for clarifying employee queries	✓	✓	✓
8.9	Monitoring employee progress
8.9.1	Mentoring / counselling employees on how to work on areas of improvements				✓	✓	✓
8.9.2	Designing a performance improvement plan for employees requiring training to improve their performance along with their managers				✓	✓	✓
8.9.3	Administering the Performance Improvement plan (PIP)				✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
8.9.4	Encouraging high performing employees along with their managers				✓	✓	✓
8.9.5	Work with manager to monitor adherence of employee to the PIP , and bring PIP to closure	✓	✓	✓
8.9.6	Reminding the employees of repercussion at a pre-defined frequency				✓	✓	✓
8.9.7	Taking appropriate disciplinary actions for employees who failed to adhere to organization policies				✓	✓	✓
8.10	Performance Management Process Evaluation
8.10.1	Providing MIS reports on important performance management statistics like timely completion, adherence to the bell curve, successful issue resolution etc.	✓	✓	✓
8.10.2	Conduct satisfaction surveys	✓	✓	✓
8.10.3	Evaluating the performance of function based on timely completion of performance appraisals, surveys on ease of usage etc.				✓	✓	✓
8.10.4	Presenting the final analysis to the end stakeholder	✓	✓	✓

9.	OFFBOARDING.
Supplier will be responsible for performing offboarding activities. The Responsibility Matrix set forth below indicates who is accountable for certain listed processes, activities and tasks as part of the offboarding Services.

No.	Process Steps	Supplier			LS&Co.
		[****	****	****]*	[****	****	****]*
9.1	Strategy and Policy
9.1.1	Establish employee record management strategy and policies				✓	✓	✓
9.1.2	Identify specific regulatory or legislative requirements that govern records				✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
management
9.1.3	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency	✓	✓	✓
9.1.4	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓
9.1.5	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government updates	✓	✓	✓
9.2	Exit Administration – Individual Employee
9.2.1	Design exit policy. Update and communicate policy to appropriate parties, via agreed channels				✓	✓	✓
9.2.2	Initiate and process voluntary Exits thru Manager Self Service (MSS) with employee’s approved exit and exit date (details required will vary by’ reason) for leaving using agreed form and tools				✓	✓	✓
9.2.3	Initiate all involuntary Exits with a confirmation from the LS&Co. as appropriate	✓	✓	✓
9.2.4	Initiate and process voluntary Exits in case of non-availability of self service	✓	✓	✓
9.2.5
Send notifications to external third parties, internal LS&Co. and Supplier support functions of Individual Exit transaction, as per LS&Co. policy, Agreement and relevant Supplier processes / procedures.
		✓	✓	✓
9.2.6	Receive last day confirmation from employee/manager; manager can approve shortened notice period as per guidelines provided by LS&Co.	✓	✓	✓
9.2.7	Supplier shall issue, as required by LS&Co.	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
individual exit documentation (e.g. documents requiring signature, termination checklist, etc.) via email to exiting employee’s line manager (or other LS&Co. nominated person) for completion.
documents requiring signature, termination checklist, etc.) via email to exiting employee’s line manager (or other LS&Co. nominated person) for completion.
9.2.8	Share exit documents with line manager and await receipt of completed documents	✓	✓	✓
9.2.9	Receive, validate and log receipt of completed individual exit documentation.	✓	✓	✓
9.3	Multiple Employee Exit Program and Exit Date Amendments
9.3.1	Design exit questionnaire policy. Update and communicate to appropriate teams				✓	✓	✓
9.3.2	Design cancellation / reinstatement policy. Update and communicate policy to appropriate parties				✓	✓	✓
9.3.3	Request Service from Supplier using agreed to Change Request process.				✓	✓	✓
9.3.4	Review request for completion, legibility and correct assignment.	✓	✓	✓
9.3.5
Confirm required documentation has been fully and legibly completed, or reject / close ticket and issue automated email to requestor (the individual who raised the case) if request doesn't meet agreed criteria.
		✓	✓	✓
9.3.6	Process cancel / re-instate exit transaction in HRIS.	✓	✓	✓
9.3.7	Send notifications to external third parties , internal functions on employee exit	✓	✓	✓
9.3.8	Schedule exit interview as defined by LS&Co	✓	✓	✓
9.3.9	Deactivate email, employee ID, and support asset handover				✓	✓	✓
9.3.10	Deactivate email, employee ID if not closed by manager within timeframe agreed upon with LS&Co.	✓	✓	✓
9.3.11	Conduct exit interview as defined by LS&Co	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
9.4	Physical Employee Records, Files and Documents
9.4.1	Define data content requirements				✓	✓	✓
9.4.2	Store physical documents according to defined requirements for statutory and regulatory compliance.	✓	✓	✓
9.4.3	Fulfil requests for files to employees/retirees, managers, HR and Legal per corporate standards and within agreed to timeframes.	✓	✓	✓
9.4.4	Maintain records of all files including checked out and returned logs.	✓	✓	✓
9.4.5	Dispose of files based on agreed to disposal procedures.	✓	✓	✓
9.5	Severance Activity Support
9.5.1	Determine strategy for LS&Co. employee severance.				✓	✓	✓
9.5.2	Define exception handling and escalation guidelines.				✓	✓	✓
9.5.3	Provide governance over severance process to ensure selections have been made in accordance with the guidelines.				✓	✓	✓
9.5.4	Review workforce assessment results to ensure compliance with guidelines.				✓	✓	✓
9.5.5	Monitor and ensure compliance for any regulations regarding mass layoffs.				✓	✓	✓
9.5.6	Review and notify Supplier of changes to severance details.				✓	✓	✓
9.5.7	Notify third party providers with respect to transition services	✓	✓	✓
9.5.8	Audit invoices and process payments to transition services third party providers.				✓	✓	✓
9.5.9	Provide templates for severance packages and directions for use.				✓	✓	✓
9.5.10	For open employee relations cases, review files of Supplier and work with LS&Co., to determine previous leaves	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
and employee relations cases that may impact current case. Ensure final recommendation takes into account previous leaves and employee relations cases as appropriate
9.5.11	Maintain severance calculation worksheet.	✓	✓	✓
9.5.12	Prepare severance calculation estimates.	✓	✓	✓
9.5.13	Approve termination actions				✓	✓	✓
9.5.14	Update impacted employee data in LS&Co. HR system based on LS&Co. direction (e.g. placing employee on a special leave during a WARN notice, deferred early retirement, etc…)	✓	✓	✓
9.5.15	Produce and deliver Severance packages as directed by LS&Co.	✓	✓	✓
9.5.16	Manage OWPA (Older Workers Protection Act) or equivalent				✓	✓	✓
9.5.17	Provide EEO team with notification of upcoming severance activity at a mutually agreed on time frame, before OWBPA or equivalent requests are made.				✓	✓	✓
9.5.18	Internal reporting for severance	✓	✓	✓
9.5.19	Log employee inquiries into case management tool.	✓	✓	✓
9.5.20	Track return of required general release documents.	✓	✓	✓
9.5.21	Respond to inquiries from severance impacted employees.	✓	✓	✓
9.5.22	Respond to escalated inquiries from severance impacted employees				✓	✓	✓
9.5.23	Manage interactions with Works Councils(WC)/Trade unions(TU) where applicable				✓	✓	✓
9.5.24	Provide all data requirements for the consultations with WCs and TUs	✓	✓	✓

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10.	HR HELPDESK.
The scope of the HR Helpdesk services will be to provide Human Resource related customer service including timely response and resolution of issues regarding Human Resource programs offered by LS&Co. and expert assistance relating to the use of all Human Resource systems and processes supported by Supplier.
The Responsibility Matrix set forth below indicates who is accountable for certain listed processes, activities and tasks as part of the HR Helpdesk Services.

No.	Process Steps	Supplier			LS&Co.
		[****	****	****]*	[****	****	****]*
10.1	Policy and Procedure
10.1.1	Provide current content of company policies and procedures.				✓	✓	✓
10.1.2	Provide requirements for call scripts, call trees, and escalation instructions (e.g. sensitive issues).				✓	✓	✓
10.1.3	Provide Supplier with changes to LS&Co. policies and procedures.				✓	✓	✓
10.1.4	Maintain a knowledge base of operational procedures for the contact center services.	✓	✓	✓
10.1.5	Provide access to the operational procedures / knowledgebase for review and approval.	✓	✓	✓
10.1.6	Conduct annual content review/audit of Supplier operational procedures and knowledge base. or as needed				✓	✓	✓
10.1.7	Notify vendor of new programs and program changes, communications or other activities that may impact content accuracy in knowledgebase.				✓	✓	✓
10.1.8	Confirm successful resolution of content audit findings with LS&Co.	✓	✓	✓
10.1.9	Provide clarification of HR policies, procedures, guidelines and practices to employees as requested.	✓	✓	✓
10.1.10	Provide HR policies, procedures, guidelines and practices to caller.	✓	✓	✓
10.1.11	Provide any changes as they relate to policy, procedures and guidelines to Supplier.				✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
10.1.12	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency	✓	✓	✓
10.1.13	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions	✓	✓	✓
10.1.14	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government updates	✓	✓	✓
10.2	Contact Volume Planning
10.2.1	Provide LS&Co. historical voice contact volumes.	✓	✓	✓
10.2.2	Inform Supplier of any initiatives / projects which may increase call volumes				✓	✓	✓
10.2.3	Verify receipt of LS&Co. acceptance of voice volume forecasts and plan business operations accordingly.	✓	✓	✓
10.3	Service Desk Operations
10.3.1	Provide, administer, manage and maintain LS&Co.’s HR Service Desk.	✓	✓	✓
10.3.2	Respond with accurate data to all incoming inquiries (voice, data, mail, fax, and email or as mutually agreed) to provide a seamless resolution for caller issues.	✓	✓	✓
10.3.3	Resolve as many calls as possible on first contact with escalation to the appropriate LS&Co. or Supplier resource as required.	✓	✓	✓
10.3.4	Create and maintain accurate and timely reports regarding HR Service Desk performance.	✓	✓	✓
10.3.5
Service Center Hours:
· Provide IVR, email capability, and make representatives available during normal working hours per region as provided below
LSA – 6:00 AM to 6:00 PM PDT (covering EDT, PDT & CDT time zones)
LSE – 5:30 AM to 6:30 PM UK time (covering all

		✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
LSE time zones) AMA – 6:00 AM to 11:00 PM Singapore time (covering all AMA countries)
10.3.6	Approve call scripts and call tree for Interactive Voice Response Services.				✓	✓	✓
10.3.7	Develop Interactive Voice Response scripts and call tree based on LS&Co. requirements. Updated Interactive Voice Response scripts as requested by LS&Co.	✓	✓	✓
10.3.8
Interactive Voice Response Services:
· Function as primary owner of main toll free phone number responsible for transfers to other third parties
· Provide LS&Co.-specific toll-free number(s)
· Provide LS&Co. Service Representatives (CSR’s)
· Provide Interactive Voice Response system minimally for security, call routing
· Integrate Interactive Voice Response with other 3rd party vendors to provide 1 source number for all HR-related calls
		✓	✓	✓
10.3.9
Call Handling
· Log all contacts so that call history is maintained
· Support all inquiries and transactions
· Record and maintain records of calls (currently all calls – except ER – are maintained for 2 months)
		✓	✓	✓
10.3.10	Correspondence · Image and link all incoming correspondence to a case · Respond to correspondence under case management / policy and procedure guidelines	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
10.3.11
Case Management
· Establish electronic case for each escalated call/issue
· Research and close all Work in Progress issues
· Track all cases, including cases escalated to LS&Co., until resolved
· Close all cases, with exception of cases escalated to LS&Co., within agreed upon timeframes per process
· Support historical data research
· Research and resolve all HR data discrepancies
· Escalates issues to LS&Co. for resolution per guidelines
· Facilitate participant interaction with third party issues
· Implement a Case Management System to log follow-up and resolution of cased items.
· Manage case resolution within agreed upon service standards
· Provide ongoing feedback on cases with LS&Co. through resolution of a case
· Provide a case management and communication process so that employees know the point of contact for their case.
		✓	✓	✓
10.3.12	Manage resolution of participant issues escalated to LS&Co., as per agreed policy.				✓	✓	✓
10.3.13	Define and modify reporting requirements to provide insight into call drivers by population.				✓	✓	✓
10.3.14	Provide detailed call reporting by LS&Co. population and call type per LS&Co. requirements.	✓	✓	✓
10.4	Customer Satisfaction
10.4.1
Quality Calibration
Participate in regularly scheduled call listening/calibration sessions to provide consistency between LS&Co. and vendor with respect to overall call quality (e.g. tone, pace, empathy) and adherence to .
					✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
LS&Co.’s policies and procedures
10.4.2	Call Monitoring · Conduct quality monitoring and evaluation of service center representatives · Generate LS&Co. standard monthly report of quality monitoring and evaluation results for LS&Co. review	✓	✓	✓
10.4.3
Perform LS&Co. Satisfaction Surveys for all services according to Supplier standards agreed to by LS&Co.
· Report customer satisfaction results per agreed-to frequency
· Provide detailed results as requested by LS&Co
		✓	✓	✓
10.5	Transaction Processing/Data Entry
10.5.1	Input to HR System and verify all changes to employee personal data.	✓	✓	✓
10.5.2	Input to core HR System and verify all employee basic benefit data.	✓	✓	✓
10.5.3	Provide standard HR-related forms as requested by callers	✓	✓	✓
10.5.4	Manage the employment and wage verification processes and respond to all requests for information	✓	✓	✓
10.6	Problem Management – Service Desk Specific
10.6.1	Maintain an integrated problem management process for the centralized reporting and tracking of problems under the Supplier’s control.	✓	✓	✓
10.6.2	Provide and maintain a method for proper escalation of problems within the Supplier’s scope of responsibilities.	✓	✓	✓
10.6.3	Provide and maintain a method for proper escalation of problems within LS&Co.’s scope of responsibilities.				✓	✓	✓
10.6.4	Provide LS&Co. with detailed reporting and	✓	✓	✓

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No.	Process Steps	Supplier			LS&Co.
statistics of reported problems
10.7	Disaster Recovery
10.7.1	Provide HR Service Desk disaster recovery requirements.	✓	✓	✓
10.7.2	Develop HR Service Desk disaster recovery plan.	✓	✓	✓
10.7.3	Approve HR Service Desk disaster recovery plan.				✓	✓	✓
10.7.4	Test HR Service Desk disaster recovery plan annually.	✓	✓	✓
10.7.5	Assist in HR Service Desk disaster recover test as needed.				✓	✓	✓
10.7.6	Evaluate results of disaster recovery test and recommend required changes to disaster recovery plan with Supplier				✓	✓	✓
10.7.7	Inform LS&Co. of outages or problems and anticipated resolution within 10 minutes of initial outage	✓	✓	✓

11.	HRIS.
The scope of the HRIS services will be to provide support for the human resource information systems.
The Responsibility Matrix set forth below indicates who is accountable for certain listed processes, activities and tasks as part of the HRIS Services.

No.	Process Steps	Supplier (Technical)			Supplier (Functional)			LS&Co.
		[****	****	****]*	[****	****	****]*	[****	****	****]*
11.1	HRIS Support – Workday (inclusive of Workday Applicant Tracking)
11.1.1	Manage the relationship with Workday.							✓	✓	✓
11.1.2	Workday stabilization support - confirm requirements, implement and test changes as agreed				✓	✓	✓

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No.	Process Steps	Supplier (Technical)	Supplier (Functional)			LS&Co.
with LS&Co
11.1.3	Prioritize and approve the configuration elements					✓	✓	✓
11.1.4	Maintain the configuration set up within Workday.		✓	✓	✓
11.1.5	Provide second level (Tier 2) user support for Workday processes.		✓	✓	✓
11.1.6	Establish the security priority					✓	✓	✓
11.1.7
Execute and maintain the security configuration and role assignments within Workday including but not limited to supporting quarterly SOX audit processes as required by either internal or external teams, providing and updating documentation as required
			✓	✓	✓
11.1.8
Administer and support Workday update twice yearly, or as determined by Workday; to include adoption and configuration of new processes and enhancements for the duration of the update process including but not limited to: unit testing of core processes, test script
			✓	✓	✓

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)			LS&Co.
update for user acceptance testing (if applicable), conducting user acceptance testing with HR testers and reporting out results, deploying new updates, and documentation and training
11.1.9	Test new releases and document any issues; administer and support integration testing from the transactional, process, and data perspective	✓	✓	✓	✓	✓	✓
11.1.10	Make any required configuration changes based on testing results.				✓	✓	✓
11.1.11	Review Workday release plans to determine changes to existing interface programs.				✓	✓	✓
11.1.12	Execute integration testing for new releases and make any necessary changes.	✓	✓	✓
11.1.13	Review and approve/sign-off on regression test results for integration updates.							✓	✓	✓
11.1.14	Monitor interface file success or failure.	✓	✓	✓
11.1.15	Log ticket upon failure or unsuccessful transfer.	✓	✓	✓

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)			LS&Co.
11.1.16	Work with third-party vendors to resolve interface problems.	✓	✓	✓
11.1.17	Monitor and maintain all integrations for Workday. New integrations to be implemented based on agreed to rate card.	✓	✓	✓
11.1.18
Administer and maintain administrative processes and tasks in Workday including but not limited to maintaining core organizations for HRIS in Workday such as: Supervisory, Cost Centers, Locations, Companies, Compensation, and Matrix orgs
		✓	✓	✓
11.1.19
Support and maintain rollout of cyclical initiatives from configuration to testing to production support during live process including but not limited to benefit program changes such as open enrollment, APR – merit, performance review and goal setting, budgeting requirements such as loading new positions, cost center changes, as well as configuration
					✓	✓	✓

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)			LS&Co.
changes due to legislative and market changes
11.1.20	Provide configuration support as requested by LS&Co. for special projects, based on agreed to rate card	✓	✓	✓	✓	✓	✓
11.1.21	Maintain a requirement traceability matrix tracking configuration changes and approval from LS&Co.				✓	✓	✓
11.1.22	Update LS&Co. Workday documentation for functional specifications, job aids, work instructions, training materials wherever applicable				✓	✓	✓
11.1.23	Approve changes to LS&Co. Workday documentation							✓	✓	✓
11.1.24	Update Supplier HR Service Desk knowledge base and train Service Desk team based on any configuration changes implemented				✓	✓	✓
11.1.25	Identify, analyse and implement opportunities to drive continuous improvement and improve efficiency across all HRIS areas including but not				✓	✓	✓

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)			LS&Co.
limited to Workday
11.1.26	Share all regulatory and government updates with LS&Co gathered through best practice sharing sessions				✓	✓	✓
11.1.27	Collaborate with LS&Co. to make the required process or documentation change based on the regulatory and government updates	✓	✓	✓	✓	✓	✓
11.1.28
Act as liaison between Workday and Supplier to assist in setting up Workday training environment, and requesting Workday to train Supplier (any financials associated with training will be borne by Supplier)
								✓	✓	✓
11.2	HRIS Support – Non Workday Applications
HR Portal Operations
11.2.1
Provide an HR Portal that complements the Suppliers services, supports LS&Co. HR priorities, continues to be refreshed with new technology capabilities on a regular basis and is consistent with industry best practices (e.g. usability, navigation,
		✓	✓	✓

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)	LS&Co.
ease of use, etc.).
11.2.2	Host the HR Portal & Ask HR in supplier’s shared services environment, with LS&Co. data logically separated.	✓	✓	✓
11.2.3	On a monthly basis, proactively propose changes to the HR Portal & Ask HR based on industry best practice and LS&Co. input.	✓	✓	✓
11.2.4	Approve proposed changes.					✓	✓	✓
11.2.5	Implement approved changes	✓	✓	✓
11.2.6	Assure HR Portal & Ask HR adheres to Supplier security policies and procedures.	✓	✓	✓
11.2.7	Provide intranet accessible HR Portal & Ask HR.	✓	✓	✓
11.2.8	Submit request to create, amend, or delete HR Portal and Ask HR Content and relevant Supplier processes / procedures.					✓	✓	✓
11.2.9	Confirm the HR Portal and Ask HR content request has been fully and legibly completed. Request changes or clarifications as required.	✓	✓	✓

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)	LS&Co.
11.2.10	Process request, and make change to HR Portal and Ask HR content, as per LS&Co. request.	✓	✓	✓
11.2.11	Provide translated content where items to be posted to the HR Portal and Ask HR are in a language other than English.					✓	✓	✓
11.2.12	Send confirmation of completion of task to LS&Co. requestor (the individual who raised the case).	✓	✓	✓
11.2.13	Continuously monitor Ask HR and HR Portal usage and make recommendations to increase LS&Co. employee utilization of HR Portal	✓	✓	✓
11.2.14	Provide reports, as agreed to with LS&Co, on HR Portal utilization to inform LS&Co. of HR Portal usage	✓	✓	✓
Third Party Hosted Applications (e.g. HireRight, CIC Plus, Taleo)
11.2.15	Provide third party hosted applications in support of HR Services requirements.					✓	✓	✓
11.2.16	Approve third party vendors, pricing and terms of					✓	✓	✓

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EXECUTION VERSION

No.	Process Steps	Supplier (Technical)			Supplier (Functional)	LS&Co.
service.
11.2.17	Pass-through LS&Co. approved costs on monthly invoices.					✓	✓	✓
11.2.18	Request application access based on agreed to procedures.					✓	✓	✓
11.2.19	Grant access and provide password support as required.					✓	✓	✓
11.2.20	Resolve issues with vendor on behalf of LS&Co.					✓	✓	✓
11.3	HRIS Tables Maintenance, Data Integrity and Organization Structure Maintenance (Workday = HRIS)
11.3.1	Identify and make changes to HRIS tables and data	✓	✓	✓
11.3.2	Identify and process mass changes (i.e. org changes).	✓	✓	✓
11.3.3	Maintain core tables for HRIS application(s).	✓	✓	✓
11.3.4	Administer position management data.	✓	✓	✓
11.3.5	Maintain data integrity between third party applications, between core HRIS, and all relevant HR systems regardless of it interfaces exist	✓	✓	✓
11.4	Reports
11.4.1	Maintain integrity of LS&Co. reports catalogue	✓	✓	✓

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)			LS&Co.
within Workday.
11.4.2	Run reports as requested by LS&Co.	✓	✓	✓
11.4.3	Build non-standard reports requested by LS&Co				✓	✓	✓
11.4.4	Provide data extracts from Workday to other Supplier for reporting requirements that have been assigned to that Supplier, if required.	✓	✓	✓
11.4.5	Approve before sending the data to external vendors							✓	✓	✓
11.4.6	Provide raw data reports from other systems (e.g. PeopleSoft) that require consolidation and manipulation of data from various sources. (List of reports to be developed and maintained by LS&Co.).							✓	✓	✓
11.4.7	Provide ad hoc support for requests for historical data (e.g. PeopleSoft).							✓	✓	✓
11.4.8	Manipulate data received from LS&Co. to consolidate with Workday data, and prepare reports				✓	✓	✓
11.4.9	Build, maintain, and modify dashboards as agreed on with LS&Co.				✓	✓	✓
11.5	Incident and Problem

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)	LS&Co.
Management
11.5.1	Provide Incident and Problem Management process requirements.					✓	✓	✓
11.5.2	Incorporate LS&Co. Incident and Problem Management process requirements into Supplier processes.	✓	✓	✓
11.5.3	Detect and acknowledge all incidents that occur and record in ticketing system.	✓	✓	✓
11.5.4	Proactively provide LS&Co. an update when an incident/event occurs.	✓	✓	✓
11.5.5	Classify and take action to resolve the incident based on agreed-to Severity Level protocol.	✓	✓	✓
11.5.6	Review Severity Level assignment and confirm agreement or provide corrected Severity Level and justification.					✓	✓	✓
11.5.7	Investigation and diagnosis the cause of the Incident	✓	✓	✓
11.5.8	Resolve the incident and recover the system so that ongoing business operations can proceed.	✓	✓	✓
11.5.9	Close the Incident.	✓	✓	✓

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No.	Process Steps	Supplier (Technical)			Supplier (Functional)	LS&Co.
11.5.10	Determine if an Incident requires long term Problem resolution and identify as a Problem within Supplier ticketing system.	✓	✓	✓
11.5.11	Perform root cause analysis for all identified Problems and recommend corrective action.	✓	✓	✓
11.5.12	Implement corrective action and close the ticket.	✓	✓	✓

12.	[****]*

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CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT∗

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.2
DESCRIPTION OF SERVICES – FINANCE SERVICES

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION	1
2.	ACCOUNTS PAYABLE (AP)	1
3.	TRAVEL & EXPENSE (T&E) PROCESSING	16
3.1	SPLIT OF RESPONSIBILITY	16
4.	PAYROLL	19
5.	ACCOUNTS RECEIVABLES	37
5.1	SPLIT OF RESPONSIBILITY	37
6	GENERAL ACCOUNTING	51
6.1	SPLIT OF RESPONSIBILITY	51
7.	INVENTORY ACCOUNTING	62
7.1	SPLIT OF RESPONSIBILITY	62
8.	TREASUREY TRANSACTIONS	63
8.1	SPLIT OF RESPONSIBILITY	63
9.	INTERNAL REPORTING	63
9.1	SPLIT OF RESPONSIBILITY	63
10	INDIRECT PROCUREMENT ENABLEMENT	64
10.1	SPLIT OF RESPONSIBILITY	64
11.	TECHNOLOGY & MASTER DATA MANAGEMENT	69
11.1	SPLIT OF RESPONSIBILITY	69
12.	OTHERS	72
12.1	CONTROLS	72
12.2	ESCHEATMENT PROCESS (APPLICABLE FOR LSUS ONLY)	73
13.	LANGUAGE	74

CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.
References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.
Definitions: As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.
The Services to be provided by Supplier to [****]* under this Agreement are categorized into the following processes:

•	Accounts Payables (AP)

•	Travel & Expense (T&E)

•	Payroll

•	Accounts Receivables (AR)

•	General Accounting (GA)

•	Inventory Accounting

•	Treasury Transactions

•	Internal Reporting

•	Procurement Enablement

•	Technology & Master Data Management (MDM)
Without limiting Section 3.1 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “✓” in the column labeled Supplier).

2.	ACCOUNTS PAYABLES (AP)
Supplier will be responsible for performing the Accounts Payable Process. The “Accounts Payable” Process consists of a comprehensive set of integrated functions and

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EXECUTION VERSION

responsibilities that constitute, support or relate to the recording, verification, processing and payment of invoices for goods, commodities, consumables and/or services procured in connection with LS&Co.’s business, including the Supplier Principal Activities set forth in the following table. LS&Co. will support Supplier’s performance of the Accounts Payable Process by performing the LS&Co. Principal Activities set forth in the following table.

2.1	Split of Responsibility

#	Principal Activity	LS&Co.			Supplier
		[****	****	****]*	[****	****	****]*
Policy Governance- Define and Communicate Policies
	Establish, maintain, and communicate policies, procedures, approval limits and guidelines for AP	X	X	X
	Provide local legal/statutory inputs for AP policies and procedures	X	X	X
	Training Supplier on new systems, new or major process changes and related process documentation	X	X	X
	Updates to existing process documentation, training on regular process updates				X	X	X
	Physical Document Handling	To be finalized as part of the Mailroom & Scanning solution
	Manage inbound physical documents per agreed Mailroom & Scanning solution				X	X	X
	Existing LS&Co. digitization, print & archival partners like Basware, EDMS, Tessi, Iron Mountain, Bank of America, etc. to continue with their scope of work (explore managed services model with	X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
Supplier taking over these 3rd party contracts sometime in future)
	Receive, sort, and prepare Accounts Payables (AP) documents for scanning				X	X	X
	Scan in-scope Accounts Payables documents and submit for processing to workflow				X	X	X

Scan AP documents identified to be in-scope for LS&Co. scanning responsibility (for instance, LS&Co. may need to scan documents for countries with low volumes making consolidation into a central scanning solution economically & from a process efficiency standpoint less optimal)
		X	X	X
	Resolve scan exceptions as necessary for the Supplier in-scope documents				X	X	X
	LS&Co. including its other 3rd parties responsible for document handling to resolve scan exceptions for their responsibility areas	X	X	X
	Submit scanned in-scope Accounts Payables documents to workflow (ReadSoft, Base)))™, etc. as the case may be) for processing				X	X	X

Reject inadequate invoices and return to critical vendors per approval from LS&Co
(mostly electronic invoice return, in certain exceptions where electronic communication details are not available, physical copies may need to be returned
		X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
as part of Mailroom & Scanning function- To be finalized)

Reject inadequate invoices and return to non-critical vendors as per desktop procedures (mostly electronic invoice return, in certain exceptions where electronic communication details are not available, physical copies may need to be returned as part of Mailroom & Scanning function- To be finalized)
					X	X	X
	Physical archival of documents to be done by LS&Co. and/or its other 3rd party service providers like Iron Mountain per LS&Co. policies & procedures	X	X	X
	Electronic Archival & Retrieval of in-scope documents for Supplier processing using LS&Co. archival systems & procedures				X	X	X
	Return physical documents to LS&Co. and/or its physical archival partners post scanning				X	X	X
Process Purchase Order (PO) Invoices
	Classify invoices by name/type/complexity and assign to staff for processing				X	X	X
	Enter invoice and validate against PO and receipt (3 way match)				X	X	X
	Communicate unresolved invoice exceptions to business users through the workflow tool (Base))) or ReadSoft as the case may be) or emails for additional				X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
inputs/resolution as needed (e.g. price differences, etc.)

Ensure that information required to meet regional regulatory and tax requirements (e.g., VAT, freight, sales taxes) exists on the invoice. If this information is not available (error identified), resolve exception around regional regulatory and tax requirements as needed.
					X	X	X
	Validate payment methods (EFT), create payment requests and verify approvals for payment processing				X	X	X
	Resolve exceptions (i.e. quantity differences, etc.) and/or refer to LS&Co. for resolution per agreed desktop procedures				X	X	X
	Resolve exceptions referred to LS&Co. by Supplier	X	X	X
Process Non-PO Invoices
	Request approval/coding per agreed procedures				X	X	X
	Provide coding/approvals for non-PO invoices	X	X	X
	Resolve exceptions (if any) with business units/buyer, escalate if required				X	X	X
	Resolve any escalated exceptions identified	X	X	X
	Communicate unresolved invoice				X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
exceptions to business users via email and/or workflow tool per desktop procedures
	Process time sensitive urgent invoices				X	X	X

Process incoming invoices that require special handling (i.e. overnight requirements, return to vendor/field) or with specific instructions (i.e. requests for immediate checks) and route for LS&Co. review & approval if required per agreed desktop procedures
					X		X
	Review and approve invoices that require special handling per agreed procedures (applicable for LS US only)	X
Process Invoice Holds / Blocks

Apply manual hold / block on invoices based on request by retained LS&Co. finance team
(AMA currently does not apply manual hold, however in future manual hold may be followed as standard process across all regions)
					X	X	X
	Approve manual hold / release on invoices	X	X	X
	Release manual hold/block on invoices based on approval / direction from the retained Finance team				X	X	X
	Release system blocks on invoices within threshold limits & agreed desktop procedures				X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
	Review/approve system hold release where required	X	X	X
Process Credit Memos
	Receive (electronic copy), review and validate credit memos for completeness				X	X	X
	Resolve exceptions (if any) with business units/vendors for additional inputs or resolution as needed (e.g. request approval if credits needs to be adjusted against future payments)				X	X	X
	Identify invoices to offset the credit memo				X	X	X
	Process credit memos in the system				X	X	X
Rents, Leases and Utility (RLU) Invoices
	Process the invoice per agreed procedures (non-PO or PO as the case may be) Upload utility invoice files from Ecova into SAP in case of LS US				X	X	X
	Enter, set up or modify and gain approval for recurring payments				X	X	X
	Review and approval of recurring payments setup	X	X	X
	Follow up on RLU invoices not received which are due for payment				X	X	X
Tax- VAT/Intrastat Processing & Reporting

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
	VAT Reporting		X (E&Y)	X (Affiliates)	X (Canada & Mexico only)
	1099 Statutory Tax Reporting				X
	Provide updates to Tax regime	X	X	X
	Tax processing per decision matrix and desktop instructions				X	X	X
	LS&Co. to provide decision matrix for correct taxes application	X	X	X
Process Trade Card Invoice
	Monitor 3 way matching in Trade Card system and resolve match exceptions (including liaison with Nexus & business partners) and interface exceptions (PO, Goods Receipt and Invoice issues)				X	X	X
	Resolve escalated exceptions raised by Supplier for LS&Co.’s consideration per agreed procedures	X	X	X
	Process and post Trade Card Invoice				X	X	X
	Reconcile upload from Trade Card to SAP (Ensure completeness of invoices transferred to SAP system & Raise production support ticket for any missing invoices in SAP)				X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
	Receive, research and address incoming invoice, credit memo, and AP helpdesk request escalations or exceptions per standardized approval matrix	X	X	X
Payments
Process Electronic Payment
	Develop scheduled payment proposals to be sent to bank/banking gateway				X	X	X
	Perform pre-file validations for the validation files (e.g. run reports on pre-file register, validate payments, bank account validation, currency, invoice amount)				X	X	X
	Review that eligible and earned discounts are taken when favorable to LS&Co. based on information provided by LS&Co. regarding discounts				X	X	X
	Transfer payment files to bank				X	X	X
	Generate remittance advices (upon request) and issue electronically				X	X	X
	Approve payment files prior to release				X	X	X
	Generate exception reports to support post processing audit				X	X	X
	Address banking errors or exceptions in payment processing; escalate unresolved errors to LS&Co. as needed				X	X	X
	Route banking error related information to Vendor Data Master group				X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
	Address escalated banking errors and payment processing exceptions	X	X	X
	Perform post-processing audit periodically	X	X	X
Create and Release Manual Payments
	Request manual payments per agreed procedures	X	X	X
	Verify approvals and completeness of the request and process in the system				X	X	X
	Clear suspense account bookings for VAT GTC					X	X
Create and Release Down Payments
	Request down payments per agreed procedures	X	X	X
	Verify approvals and completeness of the request and process in the system				X	X	X
	Clear down payment account				X	X	X
Create and Release Wire / EFT Payments
	Prepare documentation for foreign currency wire / EFT and non-repetitive wire / EFT to facilitate wiring of funds				X	X	X
	Generate exception reports to support post processing audit				X	X	X
	Address banking errors (simple/complex) or exceptions in payment processing or escalate as necessary				X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
	Resolve escalated banking errors in payment processing	X	X	X
	Respond to request to reverse or void payments (Wire, EFT, Check), address returned, NSF or destroyed checks				X	X	X
Returned Payments
	Review bank statement from bank and post unprocessed/returned payments, direct debits & other incoming (non-customer) payments to AP suspense account in SAP				X	X	X
	Void payments, contact vendor to check data, update any changes and return to payment process				X	X	X
	For returned/not-void items, clear returned payment, issue credit memo, and clear document against suspense account				X	X	X
	For direct debits & other incoming (non-customer) payments, process the item in ERP system and clear document against suspense account				X	X	X
Payroll Related Payments (Accounting)
	AP processes payroll, garnishment checks or issues social benefit payment per GL template from the Payroll team				X	X	X
	AP processes payroll tax checks / issues payment				X	X	X
	Payroll related ledger updates to SAP				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
AP helpdesk
	Monitor 3 way matching in Trade Card system and resolve match exceptions and interface exceptions (PO, Goods Receipt and Invoices issues)				X	X	X
	Resolve escalated exceptions	X	X	X
	Liaise with business users and Nexus Contact on Exceptions				X	X	X
Support AP helpdesk Requests
	Receive and resolve AP helpdesk requests				X	X	X
	Resolve AP helpdesk escalations	X	X	X

Generate AP helpdesk statistics and reports as required
(understand currently volumes & other helpdesk statistics are not tracked, exact requirements to be determined and mutually agreed during Transition Analysis along with other process Reporting requirements)
					X	X	X
Vendor Account Statements
	Review all vendor statements and identify past due invoices (aging based on regional criteria)				X	X	X
	Communicate aged credits on vendor statements if resolution cannot be determined				X	X	X
	Contact the vendor and request past due				X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
invoices as needed
	Provide proof of payments to vendors, tax authorities or internal customers				X	X	X
	Create adjustment memos where appropriate				X	X	X
	Reconcile bank activity for all payment types (EFT, Wire, Check) and resolve any discrepancies				X	X	X
	Supplier supervisor to review & approve completed reconciliations				X	X	X
	Periodic review of vendor statements/reconciliations	X	X	X
Monthly/Quarter/Year End Activities
	Respond to data extract request (ad hoc/exception reporting)				X	X	X
	Provide documentation necessary to support month end accruals				X	X	X
	Create month end accrual files				X	X	X
	Review, validate and finalize accruals	X	X	X
	Process accruals for any items that have been received but not processed, T&E accruals, utility accruals, p-card accruals, or non-system based AP				X	X	X
	Book necessary month end entries				X	X	X
	Prepare reporting packages (i.e. Top 10 vendors by spend, Days Payables Outstanding, or Payments past 90 days)				X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.	Supplier
	Contact vendors via email and request open item statement to close out periods		X	X	X
	Accounts Payable sub-ledger close and reconciliation		X	X	X
	Leverage LS&Co. in-built system controls & procedures to prevent duplicate payments (Evaluate additional duplicate check controls that Supplier can bring in where Base)))™ is not deployed as [****]*		X	X	X
	Conduct monthly review to detect any payment duplications or invoice inaccuracies		X	X	X
	Review AP Aging Reports monthly to identify outstanding/open invoices or vendors with debit balances		X	X	X
Extract Data and Produce Management Reports
	Execute BU ad hoc data extraction requests		X	X	X
	Run scheduled AP metric reports and scorecards		X	X	X
	Create AP related ad hoc reports as needed		X	X	X

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EXECUTION VERSION

#	Principal Activity	LS&Co.			Supplier
	Review and approve scheduled/ad hoc reports before publishing to stakeholders	X	X	X
GRIR Reconciliations
	Run GRIR report from SAP/other underlying ERP system (s)				X	X	X
	Analyze GRIR report, vendor statements, etc.				X	X	X
	Take appropriate action i.e. request for Invoice Copies, liaise with the supply chain for clarifications, follow up with vendors for Goods delivery status, etc.				X	X	X
	Assign reason codes for maintenance for reporting purposes				X	X	X
	Generate quarterly report for aging of balances & maintenance by reason codes				X	X	X
	Quarterly review by LS&Co	X	X	X
VCOM (Trade Vendor Compliance)
	Download and prepare shipment data ready for VCOM from Dashboards				X	X	X
	Raise VCOM request to notify chargeback				X	X	X
	Approve VCOM request	X	X	X
	Resolve or escalate issues arising from VCOM request				X	X	X
	Solve escalated issues	X	X	X
Debit Memo for Quality Audit(QA), Term of Engagement (TOE) and

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EXECUTION VERSION

#	Principal Activity	LS&Co.	Supplier
Technical Services (TS) fees (applicable for [****]* only)
	Advise list of vendors, charges and frequency of billing that is entitled QA, TOE or TS fees (done by SSM)	X
	Raise Debit Memo in SAP per advise		X
	Follow up with vendors to collect the fees, working with SSM team as required		X
	Process the collected fees in SAP		X
	Work with GL team to reclassify fees charge to the correct taxed entity		X

3.	TRAVEL & EXPENSE (T&E) PROCESSING
3.1 SPLIT OF RESPONSIBILITY

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
Define and Communicate Policy
Create establish, maintain, and communicate any new changes to policies, procedures, approval limits and guidelines for T&E. Act as a liaison with Corporate and respond to any requests	X	X	X
Provide local legal/statutory inputs for T&E policies and procedures	X	X	X
Determine and maintain audit rules, including sample percents, business-coded controls, and random sampling	X	X	X

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EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
methodology
Communicate existing expense reimbursement policies and approval limits; respond to user queries; escalate policy questions to Retained organization as needed				X	X	X
Training Supplier on new systems, new or major process changes and related process documentation	X	X	X
Updates to existing process documentation				X	X	X
Training LS&Co. employees/ vendors/customers on existing processes				X	X	X
Process Expense Receipts
Acknowledge physical receipt of expense receipts in Concur for compliance		X	X
Electronically attach receipts in Concur (employees)	X	X	X
Submit non-concur expense claims (employees)	X	X	X
Scan and upload/email expense claim form & receipts for processing	X	X	X
Audit agreed % of expense statements				X	X	X
Process T&E payments for submitted expense receipts				X	X	X
Roll out Concur & Cards to more countries	X	X	X
Cutover planning for Concur	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Co-ordination with LS&Co. for concur & card rollout program				X	X	X
Unpaid Expense Report Monitoring
Monitor unpaid expense claims				X	X	X
Handle unpaid claims through multiple level of escalations using workflow tool				X	X	X
T&E Support
Respond to incoming inquiries related to T&E policy				X	X	X
Escalate inquiries to Retained organization for resolution as needed				X	X	X
Resolve escalated inquiries and service requests as needed	X	X	X
Audit employee claims against company policy				X	X	X
Review policy non-compliance and determine corrective action as needed	X	X	X
Provide ongoing T&E compliance reports and analytics per agreed procedures				X	X	X
Electronic archival of expense statements & receipts per agreed procedures using LS&Co. tools				X	X	X
Physical archival of expense statements & receipts	X	X	X
Corporate Card Support
Audit personnel compliance for employee				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
corporate card usage
Administer new employee corporate cards	X	X	X
Administer existing Corporate Card accounts	X	X	X
Access HR report for all employee changes requiring changes to Corporate Card records	X	X	X
Process any changes to bank details, department, termination through Vendor Data Master group	X	X	X
Address banking errors/exceptions in payment processing, escalate as necessary to LS&Co				X	X	X

4.	PAYROLL

Process Steps	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
System and Application Services and Maintenance
Host, manage, support and maintain the Systems	X	X	X
Applying support packs (containing statutory updates and program corrections) to the system	X	X	X
Support the application and database hardware	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
Maintaining testing/training environment with segregation and security of client data	X	X	X
Support and maintain Vendor controlled hardware to facilitate communications from Vendor via client’s network connection link	X	X	X
Provide application backup recovery and offsite storage services	X	X	X
Maintain and test disaster recovery facility and procedures	X	X	X
Applying application maintenance releases or upgrades	X	X	X
Build integration with multiple systems, HR, Time and Attendance, and finance systems	X	X	X
Approve/signoff on 9.0 integrations	X	X	X

Take all reasonable measures to restore service to if outages to the System occur. Update client with details of the cause of the disruption and an estimated time remaining until resumption of normal service.
	X	X	X
Schedule and notify client of system downtime	X	X	X
Maintain the appropriate management control procedures for effective management of:	X	X	X
• Environment availability,	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
• Change to hardware and software, and	X	X	X
Problem Identification and resolution within vendor’s responsibilities	X	X	X
Selecting and procuring bandwidth for maximum processing demands	X	X	X
Pay all installation, use, service and repair charges for the communication lines to connect to Vendor facilities	X	X	X
Maintain segregation between testing and production environments	X	X	X
Maintain appropriate procedures for the segmentation and security of client data (i.e. client data is segmented on the System so that it cannot be viewed by other clients)	X	X	X
Monitor, analyze and manage the capacity and performance of the Vendor application and database server hardware	X	X	X

Immediately notify Vendor of faults or errors discovered in the System or in the provision of services (including failure of the System to perform in accordance with the specifications of the Agreement) and provide Vendor with documented examples of such fault or error
	X	X	X
Take commercially reasonable measures to rectify faults or errors	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
impacting the performance of Vendor controlled technical infrastructure in accordance with the Agreement
Manage an issue log				X	X	X
Maintain and regularly review procedures for the implementation of application software including patches and upgrades	X	X	X
Notify clients of major version upgrades; schedule implementations of such upgrades, having regard to the scope of changes and business impacts	X	X	X
Provide guidance on specific areas to test when version upgrades are applied	X	X	X
Provide support services	X	X	X
Undertake unit testing of changes (if required). Develop, complete and validate testing scenarios when upgrades are applied.	X	X	X
Undertake testing of changes (e.g. acceptance testing, etc.) if required; develop, complete, and validate testing scenarios when upgrades are applied	X	X	X
System configuration changes required by client	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
Approve/signoff 29.0 system configuration changes	X	X	X
Report relevant technical failures				X	X	X
Conduct all necessary system checks (including virus checks) associated with any exchange of data and the use of the system to prevent the transfer of viruses.	X	X	X
Responsible for any System or software error resulting from misuse of the System	X	X	X
Define and approve LS&Co. users	X	X	X
Define Supplier Users	X	X	X
Confirm that client representatives comply with any applicable terms	X	X	X
Manage and maintain all password/ID setups as well as changes	X	X	X
Build & maintain any required benefit calculations (i.e., retirement plans.)	X	X	X
Data Management
Provide standard specifications or templates for all agreed inputs, for example HR interfaces	X	X	X
Upload the data to payroll application where interfaces are not available (including employee				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.	Supplier
demographic data)
Provide updated templates to client as the System changes require		X	X	X
Handle all data in accordance with the applicable local Vendor privacy policy and other audit requirements		X	X	X
Validate and input residual data not received via HR interface or by ESS		X	X	X
Upload HR interface file		X	X	X
Check updated master file data changes against source data		X	X	X
Manage upload of additional data into payroll application		X	X	X
Retain electronic copy of all data uploaded for the processing period		X	X	X
Provide file format specifications to assist client to build interface from existing client HR system		X	X	X
Log any issues in relation to HR data load (if applicable)		X	X	X
Notify relevant governmental authority of employee changes		X	X	X
Manage notification of System errors to 3rd parties or LS&Co. in a timely manner		X	X	X
Obtain the consent of any party whose personal data or funds are affected by the terms of the

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.	Supplier
Agreement to enable both Vendor and client to perform their respective obligations.
Input new employee information and employee master file changes electronically and in accordance with the Payroll Schedule		X	X	X
Confirm all data is complete		X	X	X
Maintain earnings and deductions		X	X	X
Maintain pay calendar		X	X	X
Maintain accrual rules		X	X	X
Maintain tax rules		X	X	X
Maintain garnishment rules		X	X	X
Enter/Update pay distribution preference		X	X	X
Enter/Update advice/stub viewing preference		X	X	X
Enter/Update direct deposit information		X	X	X
Enter/Update regulatory tax information in the system		X	X	X
Enter/Update state employee tax elections		X	X	X
Enter/Update local employee Tax elections		X	X	X
Enter/Update voluntary deductions		X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
Provide system access to on-line advice/stub system.				X	X	X
Provide systems access to on-line Wage & Tax Statements system				X	X	X
Provide systems access to on-line Wage & Tax statement corrections system.				X	X	X
Enter/Update garnishments				X	X	X
Maintain employee deductions related to benefits				X	X	X
Payroll Time Data Inputs
Upload time data file from TimeSaver and Kronos. (and equivalent systems/processes from each country)				X	X	X
Check updated time data changes against source data.				X	X	X
Maintain softcopy of upload information on file for the processing period.				X	X	X
Log any issues in relation to time data load (if applicable).				X	X	X
Enter positive time and exceptions				X	X	X
Review and approve time	X	X	X
Process T&A				X	X	X
Review and resolve warnings and errors (including missing approvals)				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.	Supplier
Enter adjustments		X	X	X
Process T&A iteratively until clean		X	X	X
Submit error free (from Kronos or other T&A rules) T&A file to payroll and Identify errors		X	X	X
Send errors to managers/time keeper to correct		X	X	X
Receive Corrected data from T&A systems and reprocess file		X	X	X
Reprocess 13.0 corrected T&A file		X	X	X
Maintain Time and Attendance system including employee access and password resets		X	X	X
Employee Self Service / Manager Self Service
Enter overtime, meal allowances and standby allowances if agreed between the parties		X	X	X
Enter leave application data if agreed between the parties		X	X	X
Update Bank details if agreed between the parties.		X	X	X
Provide training and support for users of ESS and/or MSS as applicable		X	X	X
Authorize self-service transactions		X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
Pre-Payroll Processing
Confirm timely funding of accounts for dispersal of employee payroll through agreed upon bank				X	X	X
Create, maintain and distribute Payroll Schedule for each country on a calendar year basis				X	X	X
Approve payroll schedule	X	X	X
Load pay variation data				X	X	X
Verify data loads				X	X	X
Calculate termination payments				X	X	X
Validate and approve termination payment calculations for all special handling cases	X	X	X
Payroll Processing
Update and maintain parameters for payroll process and set control records for pay cycle status (such as, run/check/edit)				X	X	X
Monitor pay process against scheduled timeframes				X	X	X
Perform leave update (time evaluation) process for current payroll				X	X	X
For each pay run:				X	X	X
• Run trial pay (simulation)				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
• Verify trial pay run results and reports				X	X	X
• Review trial pay reports				X	X	X
• Rectify advised errors in trial pay				X	X	X
• Give approval for final pay run	X	X	X
Finalize pay and perform payroll release in accordance with pre-agreed processing schedules				X	X	X
Reconciliation of payments and deductions for payroll purposes				X	X	X
Request for off cycle process	X	X	X
Process and calculate off-cycle processes				X	X	X
Maintain process and procedure manuals				X	X	X
Send approved additional pay (bonus, commission, incentives etc.) files to Supplier	X	X	X
Receive approved commission files				X	X	X
Receive approved additional pay (bonus, incentive, etc.) files				X	X	X
Calculate 100% deferrals				X	X	X
Review pay data and identify errors				X	X	X
Work with customer to determine				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
correction method, if needed
Make corrections to pay				X	X	X
Setup for split Payrolls					X	X
Run balancing and audit reports				X	X	X
Review exceptions and escalate as needed				X	X	X
Resolve escalated exceptions	X	X	X
Create and distribute payroll register				X	X	X
Close payroll				X	X	X
Run GL interface & send files manually to AP				X	X	X
Create and Send ACH (3rd party provider)				X	X	X
Create and Send Positive Pay (3rd party provider)				X	X	X
Create and Send Tax Payments (3rd party provider)				X	X	X
Create and Send 3rd Party Interfaces				X	X	X
Print Checks (3rd party provider)	X	X	X
Distribute Checks (3rd party provider- )	X	X	X
Process scheduled off-cycle and on-demand Payrolls				X	X	X
Reclassification of OT/Rates due to local statutory requirements such as				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
for bonuses etc.
Perform check cancellations and replacements				X	X	X
Process overpayment recoveries				X	X	X
Process deferred compensation disbursements				X	X	X
Post-Payroll Processing
Apply support packs (containing statutory updates and program corrections) provided by SAP to the System	X	X	X
Prepare electronic payroll reports				X	X	X
Direct communication with employees				X	X	X
Leave Management
Advise Vendor of any changes to leave management rules	X	X	X
Submit changes to leave management rules as per client instructions				X	X	X
Ensure leave details are loaded into the System				X	X	X
Process leave payments through payroll process				X	X	X
Termination Management
Direct termination notification to Vendor (including any additional	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
payment details for termination pay)
Calculate termination payments				X	X	X
Authorize termination payments	X	X	X
Process calculated termination payment				X	X	X
Deliver payment to employee via EFT, as applicable				X	X	X
Delivery payments to employees via check	X	X	X
Prepare statutory termination forms (e.g., tax certificates, ROEs), if required				X	X	X
Confirm that employee termination has been finalized in the System				X	X	X
Notify relevant government authority of employee terminations				X	X	X
Payback Agreement with Employees
Administer any payback amounts with employees				X	X	X
Payback amount to be adjusted along with next payrun				X	X	X
Collection of payback amount for terminated employees	X	X	X
End-of-Month Activities
Prepare and upload to ERP client general ledger interface file				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
Provide financial reports to client, as agreed between the parties				X	X	X
Prepare and transmit, as agreed between the parties, all electronic standard and country specific payroll and reports				X	X	X
Reconcile regulatory report data with payroll outputs				X	X	X
Provide additional monthly services for lodgments and remittance of funding as agreed between the parties				X	X	X
Adhoc Reporting requests				X	X	X
Client Relationship Management
Performance metrics reporting, as agreed				X	X	X
End–of-Year Activities
Advise any regulatory changes	X	X	X
Manage a timetable for the reporting of yearly taxation and regulatory requirements.				X	X	X
Produce year-end reconciliation.				X	X	X
Approve year-end reconciliation.	X	X	X
Collate tax relief details for countries as required.				X	X	X
Produce electronic forms/files for year-end lodgment to employees and				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
government authorities, as agreed between the parties.
Submission of hard copy file (if required)	X	X	X
Distribute employee forms to employees on a per country basis.				X	X	X
Produce and publish payroll calendar				X	X	X
Perform quarter-end self-audit				X	X	X
Perform year-end self-audit				X	X	X
Generate quarter-end reports				X	X	X
Generate quarter-end interfaces				X	X	X
Generate year-end reports				X	X	X
Generate year-end interfaces				X	X	X
Identify and make corrections, reconcile corrections and remit final quarter-end reports				X	X	X
Identify and make corrections, reconcile corrections and remit final quarter-end interfaces				X	X	X
Identify and make corrections, reconcile corrections and remit final year-end reports				X	X	X
Identify and make corrections, reconcile corrections and remit final year-end interfaces				X	X	X
Support audits and statutory				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
compliance
Create wage & Tax statements-3rd party provider ADP				X	X	X
Distribute hard copy wage & Tax statements	X	X	X
Other Payroll Activities
Develop and maintain interface between client HR system and the Payroll System	X	X	X
Develop and maintain interface program to receive and process client HR data	X	X	X
Monitor country specific public holiday calendars including any changes				X	X	X
Complete Garnishment wage attachment process				X	X	X
Complete Verification of Employment				X	X	X
Complete Unemployment management services or equivalent-3rd party provider	X	X	X
Additional Responsibilities
Arrange preparation of regulatory forms and reports for countries where electronic filing is not available	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.			Supplier
Arrange preparation of regulatory forms and reports for countries where electronic filing is available				X	X	X

Arrange filing of regulatory forms and reports with the government authorities for countries where electronic filing is not available. In Asia Pacific, Vendor will work with lodgment services as necessary
	X	X	X
Arrange filing of regulatory forms and reports with the government authorities for countries where electronic filing is available				X	X	X
Arrange for the remittance of regulatory deductions to relevant government authorities or authorized local banks, as agreed between the parties	X	X	X
Manage lodgment of year-end regulatory forms and reports with government authorities for each country				X	X	X
Manage Payroll Service Delivery				X	X	X
Receive Customer Request				X	X	X
Analyze Customer Request				X	X	X
Research Customer Request				X	X	X
Perform Additional Research (as needed)				X	X	X
Fulfill Customer Request				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Process Steps	LS&Co.	Supplier
Contact Customer to Ensure Satisfaction		X	X	X
Manage Inquiries / Requests		X	X	X
Analyze Contact Center Capabilities		X	X	X
Identify Contact Center Needs		X	X	X
Ensure Contact Center Staff Optimization		X	X	X
Manage Contact Center Service Delivery		X	X	X
Manage Documents		X	X	X
Monthly, Quarterly, annual regulatory & tax filings/reporting to include but are not limited to lodgments.		X	X	X

5.	ACCOUNTS RECEIVABLES
5.1 SPLIT OF RESPONSIBILITY

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
Define and Communicate Policy
Establish, maintain, and communicate credit policies, regulatory requirements, procedures, approval limits and guidelines	X	X	X
Provide list of delegated powers of authority who can override 3rd party credit recommendations and provide authorization above service provider limits	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Provide local legal / statutory inputs for policies and procedures	X	X	X
Training Supplier on new systems, new or major process changes and related process documentation	X	X	X
Updates to existing process documentation, training on regular process updates				X	X	X
Process Credit Request (Supplier to be responsible for non-strategic customers only. Split between strategic and non-strategic customers to be agreed during Transition Analysis)
Receive incoming credit requests for new customers. Collect and compile financials and other supporting documentation per guidelines needed to evaluate credit				X	X	X
Assess customer credit limit based on LS&Co. policy and 3rd party data (i.e. Dunn and Bradstreet)				X	X	X
Provide credit recommendation, including payment terms and recommendations for credit limit per agreed desktop procedures				X	X	X
Determine the security needed and held (letter of credit and deposits)				X	X	X
Submit credit recommendation for approval based on pre-defined approval matrix				X	X	X
Provide final approval on credit limits	X	X	X
Notify customer of approved limit and payment terms as needed				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Coordinate credit approval process where significant customer interaction is required				X	X	X
Coordinate with Treasury to track letters of credit	X	X	X
Maintain customer data used to make credit decisions (physical document handling to be agreed as part of overall Mailroom & Scanning solution)				X	X	X
Liaison with Banks for bank guarantee, Letter of credit- including physical handling	X	X	X
Review credit holds when order limits are exceeded in order to assess whether orders should be fulfilled	X	X	X
Administer credit block release within established approval authority and guidelines				X	X	X
Update to credit limits per request from LS&Co				X	X	X
Track existing customers to ensure credit limit is reviewed for all on an annual basis				X	X	X
Provide recommendation and support for annual credit limit changes to LS&Co. (SAP)				X	X	X
LS&Co. review/approve recommended Credit Limit changes.	X	X	X
Receive, research and address process escalations per agreed desktop procedures	X	X	X
Customer Billing
Ensure proper tax application for customer invoices, correct errors per agreed desktop				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
procedures
Run billing extracts and generate customer invoices				X	X	X
Record reconciliation of invoices processed by SAP and 3rd part vendors to process broadcasting and mailing of invoices (both for [****]*and [****]*)				X	X	X
Generate manual customer invoices per request/instructions from LS&Co				X	X	X

Dispatch of manual customer invoices
(EMDS, Tessi to continue dispatch activities in future). Requirement of physical invoice dispatch by Supplier, if any to be as per agreed Mailroom & scanning solution).
[****]*would like Supplier to dispatch physical customer invoices- To be finalized as part of Mailroom & Scanning Solution)
	X	X				X
Process chargebacks per approval/instruction from LS&Co				X	X	X
Address incoming customer billing inquiries per LS&Co. guidelines				X	X	X
Make applicable pricing corrections as needed (based on approval from business teams)				X	X	X
Escalate customer billing inquiries or exception requests as needed to business teams				X	X	X
Research and resolve escalated invoice adjustment requests from the customer	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Process Customer rebates per agreed procedures				X	X	X
AR Sub Ledger Period Close
Close AR sub ledger at period end with associated reconciliation to General Ledger				X	X	X
Provide to General Ledger teams AR sub ledger reporting as part of month end close				X	X	X

Provide month end close timetable and list of activities to be performed.
(Split of period close activities between Supplier and LS&Co. to be agreed as part of Transition Analysis and detailed as part of desktop procedures)
	X	X	X
Execute activities according to close timetable				X	X	X
Cash Application
Manage the process of receiving manual payments, deposit cash/check receipts into bank accounts, share details for cash application with Supplier team	X	X	X
Review payment details from bank website, including images of checks, customer remittances and debit memos				X	X	X
Audit and balance each electronic file transmission and resolve exceptions (i.e., payments not matching, short payments, over payments, and unapplied cash)				X	X	X
Manage the process of auditing and balancing each electronic file transmission				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
and resolve exceptions
Notify LS&Co. of exceptions requiring approvals				X	X	X
Provide required approvals	X	X	X
Assist the billing team and customers in researching and resolving short and over payments, missing invoices or any other billing discrepancies				X	X	X
Receive electronic payment information from appropriate lockbox, and verify auto-cash application against customer invoices or credit memos in the ERP system				X	X	X
Manage automated administration and collection of cash				X	X	X
Verify receipt of daily lockbox statements (automatic & manual lockboxes)				X	X
Process remittance advices by allocating payment receipts to the relevant Invoices/transactions				X	X	X

Manage the process of validating, posting and applying incoming payments received from customers to the A/R sub-ledger, in accordance with customer remittance advice details, following written guidelines and policies; leveraging banks responsibilities already in place
	X	X	X
Identify deductions from remittances and raise debit / credit memos to reflect debits taken (short pays or deductions) - notifying				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
collections as appropriate
Investigate and resolve unapplied and unidentified cash items				X	X	X
Resolve "on account" cash remittances and/or escalate to LS&Co. per agreed desktop procedures				X	X	X
Process refunds within authorized limits				X	X	X
Create request for refunds above the authorized limit				X	X	X
Approve or deny refund requests above authorized limits	X	X	X
Process approved refund requests above authorized limits				X	X	X
Process Intercompany Cash Settlement Transactions
Apply intercompany cash to appropriate company				X	X	X
Settle intercompany transactions (manually/automated)				X	X	X
Approve intercompany cash amounts applied	X	X	X
Cash Reconciliation and Other Periodic Activities
Compare bank records against ERP to ensure that the data is synchronized accurately				X	X	X
Perform cash reconciliation between batched cash and cash posted to the AR sub-ledger				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Investigate and resolve reconciliation issues identified from daily cash				X	X	X
Reconcile intercompany transactions				X	X	X
Reconcile customer account (at agreed frequency) based on payments received				X	X	X
Receive, research and address cash application reconciliations escalations	X	X	X
Generate customer account statements				X	X	X
Dispatch of customer statements (electronic/physical)				X	X	X
Past Due &Collections (Supplier to be responsible for non-strategic customers only. Split between strategic and non-strategic customers to be agreed during Transition Analysis)
Run monthly A/R balances reports (i.e., aging reports in SAP)				X	X	X
Identify customers with past due balances and analyze reasons for non-payment				X	X	X
Oversee automated daily collections task-list for work distribution and collections activities				X	X	X
Prioritize collections activities based on tasks assigned to collectors and in accordance with LS&Co. collections guidelines				X	X	X
Set collection targets for team/individuals to drive collections				X	X	X
Review, Approve overall collections strategy	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Perform Bad Debt Analysis				X	X	X
Review and Approve Bad Debt Analysis	X	X	X

Contact key strategic customers or high dollar balance customers in accordance with written credit and collection policies and procedures to determine if debt is collectable ([****]* business decision to have Supplier collect all customer accounts)
	X	X				X
Contact non-strategic customers or small dollar balance customers in accordance with written credit and collection policies and procedures to determine if debt is collectable				X	X	X
Request payment of outstanding invoices which are due for strategic customers and identify invoice disputes ([****]* business decision to have Supplier collect all customer accounts)	X	X				X
Request payment of outstanding invoices which are due for non-strategic customers and identify invoice disputes				X	X	X
Record customer contact information and collection notes for strategic or high dollar balance customers ([****]* business decision to have Supplier collect all customer accounts)	X	X				X
Record customer contact information and collection notes for non-strategic or small dollar balance customers				X	X	X
Discuss causes for delinquency and implement corrective actions with customers. Identify opportunities to improve customer payments within terms (i.e. for	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
strategic customers in LS&Co. scope)

Discuss causes for delinquency and implement corrective actions with customers. Identify opportunities to improve customer payments within terms (i.e. for non-strategic customers in-scope for Supplier)
				X	X	X

Create customer dunning letters/statements and send to customers (physical dispatch requirements to be agreed as part of Mailroom & Scanning solution)
Note: [****]* & [****]* currently do not dispatch dunning letters.
				X	X	X

Manage collection process of strategic insolvent/bankrupt customers, follow up progress with administrators and receivers until insolvency is concluded. The terms and conditions of sale should include clause on recovery of LS&Co. products.
	X	X	X

Manage collection process of non-strategic insolvent/bankrupt customers, follow up progress with administrators and receivers until insolvency is concluded. The terms and conditions of sale should include clause on recovery of LS&Co. products.
				X	X	X
For draft transactions against a letter of credit, follow-up with strategic customer to inform that we will draw from their letter of credit	X	X	X
For draft transactions against a letter of credit, follow-up with non-strategic customer to inform that we will draw from their letter				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
of credit
Approve and maintain list of customers that are defined as strategic	X	X	X
Propose change in payment terms and or payment plan where needed (non-strategic customers only)				X	X	X
Approve change in payment terms or approve payment plan where needed	X	X	X
Provide ‘Go forth and Collect’ reporting to the business on monthly basis (for non-strategic customers)				X	X	X
Review and approve customers authorized for payment plans under defined terms and periods	X	X	X
Unauthorized discount recovery					X
Post dated check management		X	X
Direct debit management (mainly Spain, GAS, also Italy)					X
Manage Write-offs (Supplier to be responsible for non-strategic customers only. Split between strategic and non-strategic customers to be agreed during Transition Analysis)
Initiate request for accounts/invoices write-offs, seek approval and make updates as necessary				X	X	X
Approve "write off" requests which are outside the authorization levels in accordance with written policies, procedures	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
and rules
Refer LS&Co. approved aged receivables to collection agency				X	X	X
Coordinate collections and write-offs with collection agency				X	X	X
Validate write-offs as needed	X	X	X
Receive, research and address collections escalations	X	X	X
Customer Disputes (Supplier to be responsible for non-strategic customers only. Split between strategic and non-strategic customers to be agreed during Transition Analysis)
Log incoming customer service issues, inquiries or disputes				X	X	X
Provide guidelines for billing adjustments	X	X	X
Identify billing adjustments needed and their type based on guidelines provided				X	X	X
Recommend billing adjustments				X	X	X
Escalate unresolved customer disputes to business units based on escalation matrix	X	X	X
Refer uncollectible disputes to 3rd party collection agencies (write off only per agreed desktop procedures and approval from LS&Co)				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Manage 3rd party collection efforts, resolve "exception" or unique customer disputes, and post any entries related to outcomes of dispute management resolution	X	X	X	X	X	X
Share analysis with LS&Co. on channel and customer disputes to identify customer specific and channel trends. Investigate root cause and address prevention with internal and external sources				X	X	X
Review and provide updates/actions to be taken if any	X	X	X
Reporting
Generate agreed process reports per procedures				X	X	X
Jointly participate in periodic business/process performance reviews	X	X	X	X	X	X
Calculate DSO to determine average number of days to collect revenue				X	X	X
Prepare unapplied cash report				X	X	X
Prepare Daily aging by credit report				X	X	X
Prepare Daily customer balance detail				X	X	X
Retail Store Accounting
Reconcile stores cash/Bank details				X	X	X
Liaise with stores for updates, discrepancies				X	X	X
Retail cash posting and reconciliation				X	X	X
Manage and oversee daily/monthly	X	X	X

LS&Co. - Attachment 2.2 - Description of Services - Finance Services	Page 49

CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.	Supplier
reconciliation from bank; resolve escalations

LS&Co. - Attachment 2.2 - Description of Services - Finance Services	Page 50

CONFIDENTIAL
EXECUTION VERSION

6.	GENERAL ACCOUNTING
6.1 SPLIT OF RESPONSIBILITY

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
Intercompany Accounting
Setup Intercompany Agreements
Obtain cross business unit agreement on eligible intercompany transactions, including transfer pricing agreements.	X	X	X
Configure pre-requisites of systems including: a. Intercompany organizations b. Transaction types c. Approval workflow	X	X	X
Identify and Enter Intercompany Transactions
Setup intercompany suppliers and customers				X	X	X
Approve intercompany suppliers and customers additions/changes	X	X	X
Receive approved intercompany transactions requiring set up. Enter intercompany transactions				X	X	X
Validate and Post Intercompany Entries
Process intercompany invoices				X	X	X
Process intercompany credit/debit notes				X	X	X
Resolve holds and automation defects on payable invoices				X	X	X
Post transactions via the intercompany				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
payable/receivable accounts
Process intercompany payments and receipts				X	X	X
Process preliminary and final intercompany netting and escalate exceptions as applicable				X	X	X
Perform intercompany hedging	X	X	X
Create policy to govern intercompany accounting	X	X	X
Generate intercompany receivable and payable reports				X	X	X
Prepare schedule of intercompany payables and receivables				X	X	X
Prepare appropriate documents like Inter-company invoices etc.				X	X	X
Reconcile Intercompany Transactions
Perform intercompany reconciliations; sub ledger to ledger reconciliations and provide reconciliations to the counterparty and request confirmation of the reconciled balance				X	X	X
Perform Intercompany Eliminations
Eliminate LS&Co. approved intercompany revenues/expenses and balances				X	X	X
Eliminate intercompany profit on sales and inventory	X	X	X
Resolve Intercompany Disputes
Identify intercompany disputes				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Perform accounting transactions to facilitate dispute/difference resolution (e.g. pre-approved transactions that need to be corrected or transfer pricing transactions)				X	X	X
Receive and remediate escalations for intercompany transactions per regional guidelines	X	X	X
Receive, research and address and escalations related to disputed intercompany invoices or differences	X	X	X
Journal Entries and Review
Park and Post all journal entries agreed to be in-scope for Supplier				X	X	X
Review Journals periodically for compliance	X	X	X
Prepare and process transactional/recurring/non-strategic Journal Entries				X	X	X
Process manual and automated journal entries (mass allocation batch run during month end)				X	X	X
Prepare and process exceptional/one-time/complex/strategic Journal Entries	X	X	X
Process standard accruals agreed to be in-scope for Supplier				X	X	X
Process standard reserves agreed to be in-scope for Supplier				X	X	X
Prepare manual allocations agreed to be in-scope for Supplier				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Review and finalize proposed allocations agreed to be in-scope for Supplier				X	X	X
Process standard allocations agreed to be in-scope for Supplier				X	X	X
Perform standard reversals and re-class as agreed to be in-scope for Supplier				X	X	X
Perform escalated reversals and re-class	X	X	X
Clear suspense and re-class inter-company				X	X	X
E-archival & retrieval of journals & supporting documentation per current LS&Co. procedures & tools				X	X	X
Define rules for archival / retrieval activities	X	X	X
Perform physical archival/retrieval activities	X	X	X
Perform physical archival/retrieval activities as may be agreed to be in-scope for Supplier Mailroom & Scanning solution				X	X	X
Foreign Currency Accounting
Update foreign exchange rates in the system				X	X	X
Perform Foreign exchange gain/loss accounting				X	X	X
Perform Account Reconciliation
Extract preliminary reports and trial balances				X	X	X
Prepare Balance Sheet reconciliations agreed to be in-scope for Supplier				X	X	X
Analyze and resolve reconciling variances for balance sheet accounts				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Bank Account Reconciliation agreed to be in-scope for Supplier				X	X	X
Analyze un-presented checks and deposits not cleared				X	X	X
Reconcile bank balance to General Ledger				X	X	X
Review out of date checks				X	X	X
Investigate un-cleared deposits				X	X	X
Prepare journal entries for reconciling variances				X	X	X
Provide explanations for all reconciling variances in accordance with LS&Co. policy guidelines				X	X	X
Obtain approval for reconciliations and correcting journal entries in accordance with LS&Co. approval hierarchy				X	X	X
Provide hierarchy of approvals related to high/med/low account reconciliations	X	X	X

Review and approve account reconciliations and correcting journal entries per risk level of reconciliations/accounts (i.e. LS&Co. does not expect to approve all account reconciliations performed by Supplier)
	X	X	X
Provide copies of account reconciliations and correcting journal entries as requested (e-archival & retrieval using LS&Co. tools)				X	X	X
Closing Activities
Communicate close schedule, hold pre-close	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
meetings and begin initial analysis
Submit supporting materials to Retained personnel per close calendar				X	X	X
Close sub-ledgers (accounts payable, fixed assets, accounts receivable etc.) & General Ledger based on timing and calendar for period end close schedule set by LS&Co				X	X	X
Review, approve and close business units books	X	X	X
Perform period ending adjustments	X	X	X
Review, approve and close corporate books (HFM)	X	X	X
Create cause of change summaries, perform close analysis and any top level adjustments or true ups; resolve exceptions	X	X	X
Provide final review, approval and close corporate books (HFM)	X	X	X
Perform final consolidations and finalize executive summaries including legal entity reporting package	X	X	X
External Reporting
Review local statutory filings, interim/annual earnings releases/reports to shareholders and government entities	X	X	X
Maintain local statutory filings and other regulatory reports	X	X	X
Submit regulatory reports	X	X	X
Support creation of external reports- provide				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
data, complete templates
Manage Fixed Assets Inventory
Create asset master and post assets basis request from LS&Co				X	X	X
Process changes to asset master data per request from LS&Co				X	X	X
Set policy and identify owners for fixed asset inventory	X	X	X
Coordinate physical asset tracking and tagging	X	X	X
Administer periodic physical asset verification	X	X	X
Make appropriate transactional entries for assets based on outcome of physical inventory process				X	X	X
Approve the physical asset loss	X	X	X
Book accrual for missing assets (Note: [****]* currently writes off missing assets directly)				X	X	X
Book accrual for tax portion of capitalized asset				X	X	X
Ensure depreciation is posted accurately across all Fixed Asset Areas and ledgers (support from LS&Co. for in-country local GAAP compliance)				X	X	X
Run processes to capitalize Fixed Assets or Fixed Asset additions				X	X	X
Ensure that all assets under construction postings are accurate and can be capitalized and escalate cases in which judgment is required				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Meet with project managers to ensure projects are getting capitalized according to project Go Live.				X	X	X
Perform impairment test & communicate the impairment values of assets	X	X	X
Post journal entries to record asset impairments in accordance with LS&Co. policy guidelines				X	X	X
Communicate any statutory requirements	X	X	X
Create transactions as necessary for special one-time events (e.g. restructuring, sale of facilities)	X	X	X
Post transactions as necessary for special one-time events (e.g., restructuring, sale of facilities)	X	X	X
Asset Additions, Transfers, or Deletions
Initiate request for asset additions, transfers, or deletions	X	X	X
Review and approve requests for asset additions, transfers, or deletions	X	X	X
Process asset addition(with and without Internal Orders), transfer, or deletion according to LS&Co. policy and guidelines				X	X	X
Post additions to Fixed Assets for the month to the proper depreciation/amortization schedules and ensure they go to the correct asset class				X	X	X
Seek additional clarification as needed to				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
facilitate asset additions, transfers or deletions
Run Depreciation
Process depreciation journal entries for assets				X	X	X
Post depreciation to General Ledger				X	X	X
Seek approval for depreciation exceptions per LS&Co. policy guidelines				X	X	X
Validate and approve exceptions	X	X	X
Process Asset Sale or Retirement
Initiate request for asset sale or retirement	X	X	X
Receive, review and approve completed acknowledgment forms with details on assets to be retired or sold	X	X	X
Process and post transactions to record retirements and sales of assets				X	X	X
Seek additional clarification as needed to facilitate asset sale or retirement				X	X	X
Maintain Leases

Receive completed lease contract and capital appropriation request, determine and classify lease type (operating or capital), create lease amortization schedule, and submit request to AP for payment set up (if applicable).
	X	X	X
Create periodic management reports for Corporate Finance and Treasury				X	X	X
Run capital leased asset depreciation and transfer to General Ledger				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Record accruals or prepayments for any operating or capital leases and book monthly journal entries				X	X	X
Approve accruals or prepayments for any operating or capital leases	X	X	X
Process changes to asset master data				X	X	X
Perform Month-End Closing and Reconciliation of Lease Account
Reconcile lease account to bank payments and investigate/resolve reconciliation issues identified from monthly cash statement				X	X	X
Escalate reconciliation issues/exceptions as needed				X	X	X
Retire leased assets as appropriate				X	X	X
Monitor leases for renewals/retirement				X	X	X
Review and approve reports and journal entries using third party system(s) as appropriate	X	X	X
Maintain Assets Under Creation/Project Accounting
Initiate request for funding via completion of a capital appropriation form	X	X	X
Receive completed capital appropriation request form Provide pre-approved budget for a fixed asset under construction and supporting documentation	X	X	X
Open internal Order per completed request from LS&Co				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Review PER (Project Expense Request) for completeness of data				X	X	X
Monitor projects for spending completion and notify the business if it is stagnant				X	X	X
Publish reports like fixed assets roll forwards, capital tracking, aging projects and retain records in electronic format records for Auditor and SOX testing; support audit process as needed				X	X	X
Review by LS&Co	X	X	X
Initiate any queries related to reporting	X	X	X
Respond to any incoming queries				X	X	X
Close out project/related internal order and establish asset once spending is complete				X	X	X
Support for Escalations and Processing Service Requests/Inquiries
Receive, research and address escalations raised during the Fixed Assets physical inventory processes	X	X	X
Receive and research escalations raised during asset impairment decision making process	X	X	X
Prepare reports for management purposes such as depreciation expense summary, and Fixed Asset summary per agreed LS&Co. requirements				X	X	X
Respond to end-user requests for asset values and disposition values; escalate unresolved queries to LS&Co				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Resolve cases escalated to LS&Co. per agreed procedures	X	X	X
Establish, maintain, and communicate policies, procedures, approval limits and guidelines for intercompany accounting per regional guidelines	X	X	X
Merger & Acquisitions
Process entries for goodwill in accordance with instructions from LS&Co				X	X	X
Approve accounting entries for new acquisitions	X	X	X
Policy and procedure for goodwill accounting	X	X	X

7.	INVENTORY ACCOUNTING
7.1 SPLIT OF RESPONSIBILITY

Principal Activity	LS&Co.			Supplier
	[****	****	****]	[****	****	****]*
Provide inputs to expense allocations and inventory valuation (raw materials, WIP, finished goods)	X	X	X
Support product costing (For Business Finance / Operations) and inventory accounting (maintain standard cost rates, track cycle counts, and cost revisions)	X	X	X
Create and process judgmental entries related to inventory valuation (i.e. LCM)	X	X	X
Process standard journal entries for inventory				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.	Supplier
adjustments
Reconciling POS data, ERP differences		X	X	X
Follow up with stores related to potential inventory adjustments		X	X	X

8.	TREASURY TRANSACTIONS
8.1 SPLIT OF RESPONSIBILITY

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
Rate updates (forex, cost rates, budget rates, etc.) Exact split of work for Supplier to be detailed during Transition Analysis				X	X	X
Closing journals				X	X	X
Generate in-house bank statements,				X	X	X
Liaison with Banks, in-country finance teams for funding requirements, transfers, hedging, cash forecasting etc.	X	X	X

9.	INTERNAL REPORTING
9.1 SPLIT OF RESPONSIBILIT

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
Internal Reporting

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Support preparation of management reports				X	X	X
Participate in regional and higher process reviews	X	X	X
Participate in affiliate process reviews				X	X	X
Respond to internal customer inquiries and escalated as necessary				X	X	X
Respond to escalations	X	X	X
FP&A (Variance analysis, budgeting & forecasting activities)	X	X	X

10.	INDIRECT PROCUREMENT ENABLEMENT
10.1 SPLIT OF RESPONSIBILITY

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
Define and Communicate Policies
Establish, maintain, and communicate policies, procedures, band-level approval (BLA) limits	X	X	X
Provide local legal/statutory inputs for PO policies and procedures	X	X	X
Transactional Procurement
Requisitioning
Requestor determines purchase need and creates requisition in requisitioning tool	X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Verify all supporting documentation is included in submission of requisition.				X	X
Receive and review approved requisitions for completeness, accuracy and compliance				X	X
PO Management
Create purchase order				X	X
Create purchase order AMA			X
PO Sending			X	X	X
Initiate changes to PO ( PO Amendment)	X	X	X
Follow PO amendment process				X	X
Sending Amended PO				X	X
PO closure ( Yearly activity)				X	X
Procurement Helpdesk
Provide requisition and PO support to business				X	X
Provide Level 1 support on requisitioning tool				X	X
Provide Level 2 support on requisitioning tool				X	X
Support for raising PO in system						X
Reporting
Create periodic reports (e.g. Hands-free PO's, Hands-on PO's, Block PO's, After the fact PO's, Open PO report )				X	X	X
Create ad hoc reports (e.g. Spend per vendor, Spend per commodity)				X	X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.	Supplier
Catalog Management (to be determined in TA / KA)
Enable Catalogs
Negotiate all items and pricing agreements for the selected catalogue suppliers, and ensure agreements are in place prior to Service Provider’s engagement with Supplier.
Provide the necessary technical and business support for the implementation of catalogues into catalogue system.
Validate content. Complete any normalization and cleaning as required and agreed based on agreed-upon data quality standards and format.
Resolve data quality issues beyond scope of agreed-upon data quality standards and format, or work with vendor to do so.
Establish new catalogue uploads schedule for Supplier managed contracts.
Conduct vendor training for any updates to tools and processes as required and agreed
Resolve exceptions with vendor. Escalate unresolved issues to client
Work with vendors to format Data using content management tool for internal catalogue or define Punch-out requirements.
Receive catalogue/contract Data from vendor.
Qualify vendor Data for Punch Out

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.	Supplier
Catalogue.
Send Catalogues to vendor integration for loading.
Facilitate punch out catalogue to be linked to the catalogue system
Create, load and maintain catalogue/contract content in the catalogue system.
Propose items to be included in a catalogue based on the spend data
Maintain Catalogs
Update catalogue contents per approved request and agreed scope.
Validate content changes. Complete any normalization and cleaning as required. Catalogue manager is responsible for validating format changes
Category Manager is responsible for validation updates on pricing and products. Approve updated catalogue content to be loaded into production within upon turnaround time.
Resolve exceptions with vendor. Escalate unresolved issues to client
Resolve escalated issues within agreed upon turnaround time
Load updated catalogue into production environment within agreed turnaround time.
Execute end user communications related to the catalogue as required within agreed upon turnaround time

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.	Supplier
Execute end user communications related to the catalogue as required within agreed upon turnaround time

LS&Co. - Attachment 2.2 - Description of Services - Finance Services	Page 68

CONFIDENTIAL
EXECUTION VERSION

11.	TECHNOLOGY & MASTER DATA MANAGEMENT
11.1 SPLIT OF RESPONSIBILITY

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
Define and Communicate Policies
Establish, maintain, and communicate policies regarding Master Data	X	X	X
Establish, maintain, and communicate Data Master classification, timing and coding standards	X	X	X
Establish, maintain, and communicate clean-up schedule and guidelines	X	X	X
Master Data Administration (Per volume metrics below)
New Record Creation Requests
Seek approval for new master record setup				X	X	X
Review for completeness of the request and duplicate check				X	X	X
Obtain clarification from stakeholders for missing details/information				X	X	X
Create Master record in the ERP				X	X	X
In case of Vendor master raise ticket to get more vendor ID number when we reach close to exhaustion of the current numbers allocated				X	X	X
FICO MASTER DATA
Gather FICO master data requests via				X	X

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
SharePoint
Hold approval meeting with pre-published agenda with all stakeholders to gain approval				X	X
Gather additional information from requestors as required				X	X
Approve FICO master data changes	X	X	X
Update master file data (e.g. chart of accounts, company codes, cost centers, profit centers)				X	X	X
Analyze master file data and provide recommendations when master file data is obsolete and should be removed	X	X	X
Monitor compliance with internal controls policies and procedures	X	X	X	X	X	X
Maintain Requests (On-going)
Receive master data modification requests				X	X	X
Gather all inputs required and seek final approval				X	X	X
Approve requests escalated by service provider	X	X	X
Modify / Delete the master record per request				X	X	X
Note all approvals related to change to be maintained ( Share drive/ share point)				X	X	X
Respond to stakeholders (Client, Vendor, Customer) change requests including name, payment method, remittance, tax ID, status, etc.				X	X	X
Maintenance and Clean-up

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Conduct scheduled maintenance and clean-up				X	X	X
Provide ongoing feedback on coding and standards				X	X	X
System Maintenance and Interfaces
Roll out of future LS&Co. related tools and systems	X	X	X
Perform testing as requested for rollout of future LS&Co. related tools and systems				X	X	X
Direct Vendor Master
Receive Vendor Request via Email or BPM				X	X	X
Verify proper approval party in request & MSA/TOE is approved by authorized person				X	X	X
Create Vendor Master and send alert for confirmation				X	X	X
Confirm Vendor Master in SAP				X	X	X
Communicate new Vendor Master details to Nexus Contract for Trade Card Vendors				X	X	X
Set up Output Condition for Trade Card Vendors				X	X	X
Update Global Vendor Database (IT)	X	X	X
Manage Records Retention of Request Forms				X	X	X
Manage Records Retention of Trade Vendor Master Service Agreement	X	X	X
Indirect Vendor Master (including Employee Master)

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
Create Internal Order for Employee Master (AMA)				X	X	X
Communicate new Employee Master details to business users and Concur Team				X	X	X
Communicate new Vendor Master details to business users				X	X	X
Manage Records Retention of Request Forms				X	X	X
Technology
Updates to tax master and overall system maintenance	X	X	X
Validate Supplier team user access to in-scope systems & applications				X	X	X
Bi-annual review of individual access levels				X	X	X
User access creation, updates and support	X	X	X
Raise ticket for Fixed Asset sub-ledger transactions like new locations, useful life etc.				X	X	X
Raise tickets for extending system generated serial numbers to accommodate new vendors				X	X	X
IT Production to create required serial numbers in the system	X	X	X

12.	OTHERS
12.1 CONTROLS

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*

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CONFIDENTIAL
EXECUTION VERSION

Principal Activity	LS&Co.			Supplier
All In-scope Finance Processes
Ensure the adequacy of the design of the controls	X	X	X
Ensure the operating effectiveness of the controls in-scope for Supplier				X	X	X
External Auditor Relationship	X	X	X
Provide audit trails from underlying systems, email boxes, shared points per agreed procedures				X	X	X
Update SOX key controls	X	X	X
Address identified controls issues as agreed with LS&Co. subject to change control procedures				X	X	X

12.2 ESCHEATMENT PROCESS (APPLICABLE FOR [****]* ONLY)

Principal Activity	LS&Co.			Supplier
	[****	****	****]*	[****	****	****]*
Due diligence for escheatment processing for unclaimed AP payments (applicable for [****]* only)				X
Escheatment process for unclaimed Payroll payments				X
Administer escheatment process for unused AR credits				X

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13.	Language

[Languages Supported
[****]*	LSE	AMA
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
[****]*

Countries Supported
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*

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[****]*	[****]*
[****]*	[****]*
[****]*	[****]*
[****]*	[****]*
[****]*	[****]*
[****]*	[****]*
[****]*	[****]*

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MASTER SERVICES AGREEMENT∗

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.3.1
DESCRIPTION OF SERVICES – INFORMATION TECHNOLOGY SERVICES
NETWORK SERVICES

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.
LS&Co.’s responsibility will focus on all Engineering tasks associated with supporting Network.  This includes items such as certifying new firmware builds, reviewing and testing new technologies, creating documentation and procedures for turnover to the day-to-day teams and implementing automation.
It is incumbent on Supplier to train their technicians on all existing technologies (including future version upgrades) implemented at LS&Co. in order to be proficient in supporting said technologies. In addition, Supplier will develop a comprehensive onboarding process to bring new resources up to speed quickly without disruption to LS&Co.’s operations or internal resources.
The LS&Co. Engineering teams will provide up to 10 hours per calendar month to assist as necessary to resolve incidents, problems or requests. This effort excludes any kind of engineering scope activities and is dedicated effort for supporting Supplier BAU team for any operational issue
Without limiting Section 3 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “X” in the column labeled Supplier).

2.	IN SCOPE
Below is a list of in-scope activities (hereinafter referred to as “Network Services”)
Data

•	24x7 monitoring of network availability & performance

•	L2/3 Support for Incidents, Problems and Requests escalated from L1

•	Maintenance of standards and design.

•	Network device management Router / Switch/Firewalls/Wireless /Remote Access/Security /DNS, DHCP Device & Patch Deployment, WAN optimization, IPAM

•	Root cause analysis and performance analysis

•	Telco / OEM co-ordination

•	Trend analysis and reporting

•	Update the asset register during change/deployment and validate CMDB updates

•	WAN management (coordination with circuit Providers)

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•LAN management
Voice & Video

•	Voice support and administration includes support for IPT Voice Gateways, Phones (IP) & Voice Mail.

•	Support for Video conference rooms

•	Support for Webcast

•	Support for Internal Audio conference

•	Coordination with Telecom service providers for dependency on Audio and Video services.
Common Services

•	Hands and Feet Support

•	IMACD's Soft & Hard

•	Configuration, Incident & Service Level Management

•	Network Documentation

•	Supplier Co-ordination

•	LAN Cabling for retail to be covered as Time and Material
Levis Retained function

•	Transport Circuit Ownership

•	Financial responsibility for Telecom circuits, and Network hardware

•	Defining Network technical Architecture for Data, voice & Video infrastructure

•	Network Product selection

•	Building Network configuration standards

•	LAN Cabling (Excluding patch cabling)

•	Facilities Management

•	Warranty, Maintenance and Support Agreements

•	Equipment (Hardware) Procurement

Additional Items Not Included In This Document That MUST be included are:

1.
Supplier will update inventory within LS&Co.’s CMDB/Asset Inventory on a daily basis A bi-annual validation would also be performed. The Bi-Annual validation will be performed using the report from HP NNMi and ITAM (Service Now) in order to ensure that all the changes to the CI have been updated in the correct manner

2.
Supplier as part of Project support will meet with customers to determine network requirements, only if a requirement does not meet within the existing supported framework will it be escalated to engineering. LS&Co. will provide up to 10hrs per month consulting to Supplier.

3.	Supplier will create, review and upkeep process documentation and store them in a defined LS&CO. owned repository.

4.	Supplier will manage QOS policies and ensure consistency across the global

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environment.

5.	Supplier will prepare and execute test recovery exercise and actual recovery if required.

6.	Supplier will participate in all operational related meetings, to include, but not limited to Daily Operations, Change Review and team meetings.

7.	Supplier will perform all the necessary activities to prepare network equipment’s for decommission and disposal and coordinate with LS&Co. Supplier for the asset disposal

8.	Supplier will provide a monthly license tracking and reporting for network related devices utilizing the existing ServiceNow ITAM and SCCM tools set.

9.	Supplier will follow LS&Co.’s documented escalation process for high incident tickets.

10.
Supplier will perform all the necessary activities to prepare Network equipment for decommission and asset disposal will be coordinated with LS&Co.’s Supplier for the disposal. Supplier will update LS&Co.’s on the required CI to update the CMDB/Asset Inventory.

11.	Supplier will maintain all network related devices (including voice/webcast) to N-1 firmware/OS versions to ensure global consistency.

12.	Firmware upgrade for Cisco devices will not maintained to n or N-1 as per LS&Co’s.

13.	LS&Co.’s confirm the current Firmware/OS versions are maintained to N or N-1.

14.	If Standardization of Firmware/OS versions are required then it will be treated as a project.

15.
Develop and maintain comprehensive Process Document with respect to the DR plan as it relates to all Datacenter network devices listed in this SOW. Supplier will follow the existing DR plan created by LS&Co\

2.1.	TECHNOLOGY PLATFORMS AND ENVIRONMENT
Supplier will provide Network Services for the following existing but not limited to technology platforms:

•	Cisco Routers

•	Cisco Switches

•	HP Switches / Routers

•	Cisco WAAS / Silver peak

•	Cisco Wireless Access Points and LAN Controllers

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•	Cisco Call Manager

•	Cisco Unity

•	Lync audio conference

•	Polycomm Video conference.

•	F5 Load Balancers.

•	Infoblock (IPAM)

2.2.	SUPPORT COVERAGE
Supplier will monitor and manage LS&Co. WAN, LAN, WLAN, Audio and Video network infrastructure 24x7x365 with a combination of dedicated remote and onsite resources augmented by partner for hands-on support.

The dedicated onsite resources in [****]* locations will work local business hours and will follow local working policies including those applying to holidays and leaves. At these dedicated sites resources will be available for after-hours support for Severity 1 and Severity 2 incidents at no additional charge.

3.	NETWORK OPERATIONS CENTER (NOC)
Supplier will be responsible for performing the network operations with the principal activities set forth in the following table.

Sl.N O	Principal Activity	Supplier			LS&Co
		[*** *	** **	*** *]*	[****	****	****]*
1	Physical Scope
1.1	The Supplier will perform the Services at locations required to meet LS&Co.’s business objectives. These include the locations mutually agreed between Supplier and LS&Co.’s as per Exhibit 7.	x	x	x	x	x	x
2	Demarcation Boundaries of the Services
2.1	The Supplier will perform the Services within the physical boundaries of the Network Services	x	x	x
2.2	WAN and Analog lines in stores will be Supplier coordination only.	x	x	x
2.3	Manage Billing and invoicing for Retail analog lines.	.			X	X	X
2.4	Unmanaged devices like (Hubs and any network devices which are not SNMP enabled) will be Supplier co ordination	x	x	x
3	General Management and Administration

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Services
3.1	Act as a single point of contact for the management and administration of the Network within the scope of this Contract	x	x	x
3.2	Implement approved Network strategies in support of business objectives and in accordance with Change Management process.	x	x	x
3.3	Analyze and propose cost-effective Network Service alternatives.	x	x	x
3.4	Support all telecommunication protocols approved for use by LS&Co.’s.	x	x	x
3.5	Monitor the compliance of all Third-Party Suppliers with any service levels, or contractual commitments contained in any agreement between LS&Co.’s and Third-Party Suppliers.	x	x	x
3.6
Network services asset management will be reviewed/updated on a monthly basis to ensure accuracy in LS&Co.'s CMDB/Asset database. This will also include periodic review/reconciliation as requested by LS&Co. Using the report from HP NNMi and ITAM (Service Now).
		x	x	x
4	Third-Party Supplier Management and Coordination
4.1	Manage and coordinate the activities of all Third-Party Suppliers where The Third-Party Supplier provides services to LS&Co.’s in direct support of the Network.	x	x	x
4.2	Notify LS&Co.’s and the Third-Party Supplier of each Third-Party Supplier failure to perform in accordance with the provisions of its agreement.	x	x	x
4.3	Evaluate and recommend retention, modification, or termination of a Third-Party Supplier based on the performance or cost benefits to LS&Co.’s as tracked by the Supplier.	x	x	x
5	Architecture Services
5.1	Define Strategy, Standards and High Level Architecture – Design Authority				x
5.2	Review standards and provide input	x
6	Network Operations and Management
6.1
Operations and Management of all in-scope network equipment and any future network devices and Network Services that are added by agreement to the scope – all devices in this scope must support SNMP Read / Write
		x	x	x
6.2	Perform Network configuration management backups	x	x	x

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according to LS&Co. standards.
6.3	For LS&Co’s owned equipment provide Network services for Level 1,2 &3 for WAN, LAN, Video, Wireless, remote access VPN, Firewalls, Load Balancers and Call Manager and Unity Voicemail	x	x	x
6.4	Provide physical network management (devices & circuits)				x	x	x
6.5	Procurement, Financial responsibility with the Telecom carrier and third parties for cabling as well as Procurement & financial responsibility of all network devices				x	x	x
6.6	Raise the PO for new devices				x	x	x
6.7	Perform 1st – 3rd Level network problem determination and resolution for Network Services	x	x	x
6.8	Perform third party Supplier management and performance management	x	x	x
6.9	Approve Preventative Maintenance time window.				x	x	x
6.10	Perform manufacturer prescribed preventive maintenance	x	x	x
6.11	Provide audit logs of all activity with network equipment	x	x	x
6.12	Provide monthly proactive reporting, analysis, solutions	x	x	x
6.13
Perform patching between jack panel and Network equipment in Datacenters. Require Supplier to perform this for field site locations by coordinating with local site contacts or sending a dispatch partner (cost paid by LS&Co’s) as defined by LS&Co.
		x	x	x
6.14	Perform IP Address administration using agreed tools.	x	x	x
6.15	Perform IMAC IP Addressing changes	x	x	x
7	Network Monitoring
7.1	Perform proactive network monitoring using agreed upon management systems	x	x	x
7.2	Respond to alerts using agreed upon tools in order to meet Service Levels	x	x	x
7.3	Monitor report and investigate bandwidth spikes / exceeding of thresholds. In the case of the WAN this is in conjunction with the Telecom Service Provider	x	x	x
7.4
Implement Monitoring for all LS&CO’s owned equipment (Routers, Network LAN, Firewalls, Load Balancers, remote access, Call Manager, Unity Voicemail, Wireless, Video, Voice). Coordinate for resolution of the incident with Telecom service provider and other third parties for hardware/services
		x	x	x

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provided by them
7.5	Coordinate with Telecom service provider for ADSL and other links terminated at stores	x	x	x
7.6	Coordinate with Telecom service provider for new requests.	x	x	x
7.7	Coordinate with Telecom service provider for incidents related to WAN links and Network equipment provided by Telecom service providers.	x	x	x
7.8	LS&Co.’s to inform Supplier on new links to be installed and existing links to be removed for Retail stores				x	x	x
7.9	Coordinate with Telco providers to have new links installed and existing links removed for Retail stores	x	x	x
7.10	Coordinate with LS&Co. retail business on network changes as part of retrofits.	x	x	x
7.11	store opening, closing will be covered as part of a project	x	x	x
8	Hardware and Software Management
8.1	Develop installation plan for IMACs	x	x	x
8.2	Procure new equipment and necessary Software / Hardware upgrades				x	x	x
8.3	Schedule installation and cut-over activities for IMACs	x	x	x
8.4	Coordinate with onsite LS&Co.’s staff / dispatch technicians or hardware maintenance service provider to perform Network hardware maintenance services as needed	x	x	x
8.5
Perform hardware receiving and staging at LS&Co.’s locations for IMACs
During hardware installation or retrofit an existing environment, it is expected that the wiring will be routed in a professional manner, using proper zip ties/Velcro to prevent stress and binding of cables. Pictures will be required to ensure the task was performed properly.
		x	x	x
8.6	During hardware installation or retrofit of an existing environment Supplier will perform patch cabling.	x	x	x
8.7	For any structured cabling or running the cable through closed ceilings, under the floor. Supplier will do Supplier co ordination	x	x	x
8.8	Any custom cabling, cabling Supplier will perform crimping of connectors and Supplier will be responsible for Supplier coordination only.	X	X	x

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8.9	Coordinate (Telecom Service provider equipment) resolution of hardware related problems	x	x	x
8.10	Perform regular maintenance on in-scope Assets (IOS standardization, check on EOL/EOS devices and updating LS&Co.’s for replacing the same etc.)	x	x	x
8.11	Coordinate and Validate warranty maintenance and replacements with third parties when applicable	x	x	x
9	Software Configuration and Firmware Management
9.1	Maintain Records for Supported Software and Firmware Versions in LS&Co.’s CMDB/Asset database.	x	x	x
9.2	Recommend Software Licenses and associated firmware to ensure supported releases are in use	x	x	x
9.3	Perform agreed installation and deployment activities for IMAC	x	x	x
9.4	Maintain agreements to procure software and firmware releases to keep them current	x	x	x
9.5	Review and approve software and firmware upgrade requests				x	x	x
9.6	Document and maintain configuration management processes and ensure they are consistently followed	x	x	x
9.7	Review and approve configuration management processes				x	x	x
9.8	Establish standard configurations for Equipment and software	x	x	x
9.9	Review and approve standard configurations for equipment and software				x	x	x
10	Moves, Adds and Changes (MAC)
10.1	Define user requirements				x	x	x
10.2	Validate MAC requests	x	x	x
10.3	Provide and Procure facility environment, space, cabling, power, cooling and including under floor cabling, fiber and dark fiber				x	x	x
10.4	Plan and schedule IMACs	x	x	x
10.5	Develop installation and configuration specification of new equipment that is required for IMAC purposes	x	x	x
10.6	Implement and / or manage installation and configuration of IMAC.	x	x	x
10.7	Perform test and cutover and validation for IMAC. These activities will be performed remotely. If smart hands and feet are required, these steps will be	x	x	x

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performed onsite.
10.8	Perform user notification for IMAC. These activities will be performed remotely.	x	x	x
11	Transport, Carrier and Connectivity Management
11.1	Procure circuits and bandwidth for network services				x	x	x
11.2
Manage third party contracts like Cisco Smartnet etc. Supplier will be responsible for updating LS&Co.’s on the expiry or change of support coverage only. LS&Co.’s will be financially responsible for renewing/upgrading the contracts.

		x	x	x
11.3	Reviews and approve changes to third party contracts				x	x	x
11.4	Manage, Coordinate and resolve with Telecom carriers and third party Suppliers for any network problems	x	x	x
11.5	Monitor network for failures and performance	x	x	x
11.6	Provide availability, Root Cause Analysis and performance reports on a monthly basis using Telecom Carrier provided information for both WAN and Voice circuits	x	x	x
11.7	Perform coordination of end to end testing during Carrier outages	x	x	x
12	Telecom
12.1	Monitor and resolve Voice Network alerts and events [console monitoring]	x	x	x
12.2	Soft MACD (remote installations) for phone, Voice Mail and Voice Gateways	x	x	x
12.3	Perform dial plan changes	x	x	x
12.4	Notifications and resolution for the voice incident tickets	x	x	x
12.5	Resolve Voice Device/Voicemail failures/ troubleshooting	x	x	x
12.6	Perform Voice device software patch application	x	x	x
12.7	Procure Voice circuits, Hardware, Software, Cabling Services and Infrastructure to support the Managed Service and necessary upgrades				x	x	x
12.8	Coordinate and validate installation of Voice circuits	x	x	x
12.9	Perform/Coordinate installation of Voice network hardware	x	x	x
12.10	Physical installation/movements of the phones / Gateway	x	x	x
13	Cabling and Wiring Services
13.1	The Supplier’s responsibilities will include:

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13.2	Coordinate Support and Commission, as required, Facilities provision of Cabling and intra-floor and inter-floor Wiring, within the Supplier physical demarcation boundaries.	x	x	x
13.3	Supplier will coordinate and validate the installation of physical cabling in all LS&Co.’s locations	x	x	X
13.4	Supplier will be responsible for Datacenter Patch Cabling.	x	x	x
13.5	Third party cabling Supplier will be responsible for all structured cabling and any long runs of cabling in Datacenter.	x	x	x
13.6	Interact with LS&Co.’s real estate, landlord management, and other Authorized Users so that Cabling and Wiring requirements are properly communicated and managed.	x	x	x
14	WAN Acceleration
14.1	Manage, Troubleshoot and resolve the WAN Acceleration environment to assure adequate caching and optimization so that connection limits are not exceeded.	x	x	x
14.2	Maintain software level compliance for all WAN Acceleration systems	x	x	x
14.3	Where applicable, suggest a WAN Accelerator service to connect LS&Co.’s Sites to the existing WAN infrastructure.	x	x	x
15	Wired LAN Services
15.1	The Supplier’s responsibilities will include:
15.2	Provide wired systems support for LS&Co.’s wired LAN environment to include Network Services	x	x	x
15.3	Coordinate with Suppliers for LAN cabling and for any unmanaged devices like Hubs.	x	x	x
15.4	Supplier will perform punch down work at the Datacenter	x	x	x
15.5	Third-party cabling Supplier will perform device cabling at all other LS&Co. locations and Supplier will do coordination work.	x	x	x
15.6	Unmanaged devices like hubs will be supported at a “Best Effort” basis	x	x	x
15.7	Adhere to IEEE standards as well as Client technical and security guidelines with regard to wired LANs.	x	x	x
15.8	Comply with all security policies and requirements.	x	x	x
15.9	Support and update all new Hardware documentation for the wired LAN environment and store it in a LS&Co. owned repository.	x	x	x

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16	Wireless LAN Services
16.1	Provide wireless Systems support ,	x	x	x
16.2	Troubleshoot and resolve issues at all LS&Co. locations.	x	x	x
16.3	Manage security systems (for example, authentication and authorization servers) associated with wireless LAN Systems.	x	x	x
16.4	Adhere to IEEE standards as well as Client technical and security guidelines with regard to wireless LANs.	x	x	x
16.5	Comply with all radio frequency (RF) regulations.	x	x	x
17	Conferencing Services
17.1	Provision, configure, install, operate, support and maintain all In-Premise Conferencing Systems.	x	x	x
17.2	Assume responsibility for In-Premise Conference System set-up, for testing and implementation of Changes, and for providing conference bridge operation.	x	x	x
17.3	Manage and coordinate all Third-Party Suppliers associated with the provision of Conferencing Services.	x	x	x
17.4	Perform periodic Conferencing System testing to validate that individual components and the overall system are working correctly.	x	x	x
17.5	Perform preventive maintenance in accordance with the manufacturer’s specifications for all In-Premise Conferencing Systems located and maintained at LS&Co.’s Sites.	x	x	x
17.6	Perform Firmware updates and configuration changes as required	x	x	x
18	Video Conferencing Services
18.1	Schedule video conferencing facilities support.	x	x	x
18.2	Manage and maintain the calling directory.	x	x	x
18.3	Use the centralized management system provided by LS&Co.’s to perform daily monitoring of the status of IP-based Connectivity to all Video Conferencing Systems.	x	x	x
18.4	Troubleshooting and resolve any issues related to the video conference system	X	X	x
18.5	Assist users with real-time issues	X	X	x
18.6	Require Supplier to provide onsite support during any executive town hall events (Dry Run Test, preparation on day of etc.)	X	X	x
18.7	Supplier will perform firmware/software updates for both infrastructure and room system equipment. (Excludes the cabling, lighting or any other facilities	X	X	X

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related upgrades)
19	Store Infrastructure
19.1	WAN Infrastructure
19.1.2	Dispatch Supplier technicians as necessary to resolve store-networking issues.	X	X	X
19.1.3	Any cabling issues will be provided by Supplier. Any structural cabling/line cabling will done on Time and Material basis (Excluding patch cabling)	X	X	X
19.1.4	Coordinate with Third party cabling Supplier for all Retail Store cabling infrastructure management -Installation -Support -Design -Testing -Liaison with business on requirements	x	x	x
19.1.5	Reactive monitoring support for WAN links and routers	x	x	x
19.1.6	Coordinate with Telecom service providers for all WAN link incidents	x	x	x
19.1.7	Coordinate with Telecom Service provider for all WAN router incidents	x	x	x
19.1.8	Manage requests for WAN service changes including adding new links and removing existing links	X	X	X
19.2	LAN Infrastructure - Wired
19.2.1	Coordinate with Telecom service provider for all LAN ports provided on the ADSL routers	x	x	x
19.2.2	Proactive monitoring for switch ports on ADSL routers will be done by Telecom service provider	x	x	x
19.2.3
Proactive monitoring for all store networking devices which are SNMP enabled and owned by LS&Co.’s (Currently only 1 Switch per store in LSA and LSE is being assumed. AMA as Switch ports are provided on ADSL router itself there will be no proactive monitoring. If there are any other network devices then the same will be discussed with LS&Co.’s and added as scope change)
		x	x	x
19.2.4	Provide incident resolution for all store-networking devices owned by LS&Co.’s and which are SNMP enabled.	x	x	x
19.2.5	Manage requests for updates to store LAN technology including adding new and removing existing. (Assumed this to be a part of store installation count)	X	X	X
19.3	LAN Infrastructure - Wireless
19.3.1	Support all store wireless technologies.	X	X	X

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19.3.2	Manage requests for updates to store Wireless infrastructure changes including adding new and removal of existing.	x	x	x
19.3.3	Mounting of Wireless access point to the ceiling will be performed by the Third party cabling Supplier.	X	X	x
19.3.4	Manage the Motorola Wireless currently deployed leveraging LS&Co’s tools. (Dude Monitoring, Motorola WiNG)	X
19.4	Analog Lines
19.4.1	Co-ordinate with Telecom service provider for all incidents and requests	x	x	x
19.4.2	Incident logging with Telecom service provider	x	x	x
19.4.3	Manage Telecom service billing				X	X	X
20	Load Balancers
20.1	Performing on-going administration, management and monitoring of Load Balancers devices.	x	x	x
20.2	Load balance policy Configuration (including rule-base addition / modification / deletion)	x	x	x
20.3	Defining new server farms, real servers	x	x	x
20.4	Integration or Deletion of new or existing new server farms	x	x	x
20.5	Perform backup and Restoration of the load balancer configuration	x	x	X
20.6	Supplier will implement the latest software upgrade, patch release, bug fix and hardware fix and version updates once certified by Engineering.	X	x	x
20.7	Perform user access management on Load Balancer	x	x	X
20.8	Incident Management to include resolution related to performance and availability of Load Balancer	x	x	X
20.9	Device configuration changes by following Change Management process	x	x	x
20.10	Supplier will install/configure new load balancers / guests according to LS&Co. standards.	x	x	x

4.	PROJECT SUPPORT

•
Activities in the above roles & responsibility matrix stated in Statement of Work, such as Major upgrades, migrations, Hardware Refreshes, Evaluation of new tools & technologies, will be considered part of project support.

Projects performed by Supplier will fall into one of the following categories:

1.	Steady State Projects

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2.	Project Pool Hour Projects

3.	Major Projects
1.STEADY STATE PROJECTS
Steady State Projects are Projects of less than or equal to 40 hours that:

•	are capable of being performed by the Steady State Staff (i.e., the Steady State Staff possess the appropriate skillsets to perform the Project); and

•
Will not impact Supplier’s ability to meet applicable Service Level Agreements, as mutually agreed by the Parties’ respective Service Tower leads, taking into account the current and planned workload capacity of the applicable Steady State Staff resources).

•	The total hours allocated to Steady State Projects in any given month cannot exceed 5% of the then current total monthly Steady State Staff FTE hours allocated for each Service Tower

Examples of work performed as Steady State Projects are system upgrades, hardware and software refreshes, and equipment installations and modifications across Service Towers. The total hours allocated to Steady State Projects in any given month cannot exceed 5% of the then current total monthly Steady State Staff FTE hours allocated for each Service Tower (the “Steady State Cap”). For example, if there are 20 FTEs comprising the Steady State Staff for NOC Services, the Steady State Cap for the NOC Service Tower for the month would equal 3,200 hours x 5% = 160 (assuming a 4 week month at 40 hours/week). LS&Co. will not receive an invoice credit if the hours used for Steady State Projects for a given month are less than the Steady State Cap.

Steady State Projects are included in the Base Fees and will not incur additional charges. LS&Co. may, in its discretion, allocate Project Pool Hours for the completion of any Steady State Project in excess of the Steady State Cap. LS&Co. may not split a longer duration Project (i.e., a Project in excess of 40 hours) into multiple smaller Projects in order to use up any unused hours for the month.

The prioritization of Steady State Projects will be handled by the Operating Committee as part of the Services Governance between LS&Co. and Supplier. If LS&Co. determines that a Steady State Project will take priority over achievement of a Service Level Agreement for a given month, LS&Co. will issue a written Service Level exception to the Service Provider. The total projects hours available from the steady state resource pool is 840 hrs. / year spread evenly across each month
2.PROJECT POOL HOURS PROJECTS
Project Pool Hours Projects are Projects greater than 40 hours in duration that are performed by the Project Pool Staff. Project Pool Hours Projects may also include Projects of equal to or less than 40 hours in duration that exceed the Steady State Cap.

These will be further sub-divided into

a)	Network related infrastructure led projects

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Supplier will provide the infrastructure Project Pool hours to LS&Co. each year for a 5 year period, based on the Project forecasts provided by LS&Co. Currently this pool constitutes of 5,000 for network i.e. total of 4,160 project hour/year that can be leveraged for network related infrastructure led projects This Project Pool will be available based on priorities established by LS&Co. and communicated to Service Provider on a weekly basis. Service Provider will provide an estimate of the Project Pool hours required for each Project Pool Hours Project by Skillset Category for review and approval by LS&Co.  LS&Co. will draw down these hours over time, and such use will be reported by Service Provider on a monthly basis.

Service Provider will initially allocate resources to the Project Pool Staff in accordance with the hours per Skillset Category as agreed below. Any skillset required outside of the Skillset Categories will be made available to LS&Co. outside of the Project Pool, in accordance with the rate card submitted.

Westlake – 1 resource (Data), India - 1 resource (Voice)

•
Apart from the above 4,160 hrs. Annually as dedicated for only projects, there is an additional 840 hrs. annually for projects under NOC support which can be utilized within the steady state resource pool

b)	Application-led projects

This pool is to meet with customers/application teams to identify requirements, sizing, and costing of new and changes to existing environments. Any application-led projects which can be covered within the 5000 hours/ year mentioned under infrastructure-led projects will not lead to additional cost. However if the demand from an application-led project exceeds the 5000 project hours, the same will be performed as a separate project under time and material using the project rate card

3.MAJOR PROJECTS
Major Projects are Projects that do not meet the conditions for the Steady State Projects or the Project Pool Hours Projects. Major Projects are not included in the Base Charges. For each Major Project requested by LS&Co, Supplier will prepare a proposal based on the requirements and scope of work defined by LS&Co. and will include an estimate of the charges for such Major Project. The Parties will enter into a separate Work Order with respect to any Major Project approved by LS&Co.

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MASTER SERVICES AGREEMENT∗

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.3.2
DESCRIPTION OF SERVICES – INFORMATION TECHNOLOGY SERVICES
DESKSIDE SUPPORT

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.
Without limiting Section 2 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “X” in the column labeled Supplier).

2.	CORPORATE AND RETAIL DESKSIDE SUPPORT
The Services to be provided by Supplier to [****]* under this Agreement are categorized into the following Processes:

•	End User Computing Services

•	Field Support Services for Corporate Users

•	Field Support Services for Retail Users

•	Desktop Engineering Services

Supplier will support the following End User categories as designated:

a.	Corporate locations support ;

b.	Retail store support ;

c.	Executive End Users

End User Computing Services includes the Services and activities, as further detailed in this SOW, required to respond and resolve End User device related issues that cannot be resolved remotely and needs a physical technician to visit at client location.
Also Supplier will be responsible for Desktop Engineering services

•	Active Directory Computer Management – (i.e., data cleansing - old objects)

•	AD Group Policy Management – Management of the existing policy

•	AD/OS/App scripting such as scripting for an application push within SCCM

•	Application Certification Management which comprises of coordination with application team for application certification management and help testing of such applications with the image

•	Application Deployment Management

•	Image Certification Management

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•	Hardware Certification which includes new model certification once a year for each device type. The device type included for this activity is Personal Computer and Tablets.

•	Virtual Desktop Management – Managing of the existing virtual desktops in the environment

•	Apple Infrastructure Management (everything…) which refers to the management of the apple devices and the infrastructure related to the apple devices

•	PC Patch Management

•	Desktop engineering Strategy/Roadmap which comprises of supporting LS&Co. in defining the tools strategy for end user computing and help finalize on the tools/technology strategy

•	End user and support groups communication with respect to any change in the environment

•	Training & Education (knowledge transfer) of the changes to the SD and Hands and Feet support engineers

•	Management of the existing end user computing tools such as– ChangeBase (application testing tool), Casper, GoToMyPC, eFax

•	Projects will be determined during LS&Co. AFP and will managed via the project change process

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
INSTALLATIONS, MOVES, ADDS, CHANGES AND DISPOSAL (IMACD)
Provide or oversee, as appropriate, all installations, de-installations, cascades, moves, add and changes for all EUC Equipment, Software, and related Services at LS&Co. Corporate and Retail Sites.	x	x	x
Coordinate, plan, and schedule IMACs with all affected IT functions (whether the function is included within the Services provided by Supplier, as a LS&Co. retained functions or a Third Party).	x	x	x
Create and document the processes to enable IMAC execution for each Software and/or Equipment component, and obtain LS&Co’s approval for such processes and documentation	x	x	x
Coordinate and communicate with designated LS&Co. personnel or other Third Parties, concerning scheduling and requirements so as to minimize the business impact on Authorized Users.	x	x	x

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Principal Activity	Supplier			LS&Co.
Provide physical space for storage of End User Equipment, Software, parts, Network, cabling, or any other services necessary to execute the IMAC	x	x	x	x	x	x
Coordinate the scheduling and dispatching of appropriate technicians, including Third-Party Vendors	x	x	x
Perform any required backup procedures in accordance with Change Management guidelines	x	x	x
Re-load data or back up files as necessary	x	x	x
Set up security, file access, and other administrative procedures associated with the IMAC	x	x	x
Test the Equipment, Software, and related Services after the implementation of the IMAC to include network access (e.g., file open and print routing capabilities, remote connectivity, Internet/intranet access, etc.).
	x	x	x
Provide desk-side orientation training materials appropriate to the Authorized User(s) receiving the IMAC.	x	x	x
If asset Tag is being used, affix an asset identifier tag to the asset and update the Asset Inventory and Management System in a timely manner when any Equipment or Software changes are implemented by Supplier or reported by LS&Co.
	x	x	x
Monitor client satisfaction and closely monitor Service Levels throughout the IMAC activity and following the delivery at predetermined intervals.	x	x	x
Manage the recording and collection of the required inventory information and update the inventory system (or other LS&Co. inventory system)	x	x	x
Provide IMAC services for new store openings, store closing and store retrofits as a part of the IMAC visit as mentioned in section 3 of this SOW “Services Environment”.	X	X	X

Disposal Services
Adhere to the relevant LS&Co. Policies covering the decommissioning and disposal of equipment and any	x	x	x

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Principal Activity	Supplier			LS&Co.
other disposal standards notified by LS&Co. to Supplier from time to time and provide a Report to LS&Co. certifying sanitization in accordance with this LS&Co. Policy
Remove all data from the Supported Equipment and arrange the disposal of cleansed Supported Equipment which is not appropriate for refurbishing and has been approved for disposal by LS&Co.	x	x	x
Provide a channel (disposal vendor) to dispose of Supported Equipment securely and in accordance with Applicable Law				x	x	x
All LS&Co. asset management policies will be followed as part of the disposal process	X	X	X

OPERATIONS AND TECHNICAL SUPPORT
Provide onsite support or dispatch of support specialists as necessary to provide Authorized Users with operational and technical support and to meet specified Service Levels.	x	x	x
Coordinate its activities with the Service Desk, and provide Level 2 and Level 3 Support to the Service Desk and/or Authorized Users as necessary.	x	x	x
Resolve Incidents and Problems associated with EUC Equipment and Software, and provide break/fix support, advice, and assistance to Authorized Users.	x	x	x
Responsible for resolving all Incidents and Problems associated with failure or degradation of Services related to EUC Equipment and Software.	x	x	x
Coordinate efforts with Third-Party service and maintenance providers as necessary to keep EUC Equipment and Software in good working order.	x	x	x
Perform proactive and reactive troubleshooting to effectively identify potential Incidents or Problems, and attempt to eliminate them before they occur.	x	x	x
Identify the scope of an Incident and request or a Problem, and provide operational and technical assistance to remedy the Incident or Problem.	x	x	x

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Principal Activity	Supplier			LS&Co.
When replace Equipment and/or Software in order to conduct a repair, copy data and perform backups.	x	x	x
Assist Authorized Users with support to enable the correct use of EUC Equipment and Software, as well as access to and use of related technologies and Services.	x	x	x
Provide L3 support & business liaison for Retail services in local languages where ever possible and provide support during all store hours. After-hours support is required for P1/P2 incidents. L3 supports includes but not limited to (Retail store technology, support, business liaison, support new initiatives, lead store open, closes and retrofits with respect to technical project management)
We currently have resources located in the following sites.
[****]*

	X	X	X
Provide L2 support in local languages which includes but not limited to (Retail store technology, support, support new initiatives, support store open, closes and retrofits, vendor coordination, maintain knowledge base)
-Will provide support during all store hours. After-hours support is required for P1/P2 incidents.
-Maintain metrics of store downtime, ticket volumes, service levels, root cause analysis, reporting
	X	X	X
Coordinate with Retail store staff for all technical dispatch situations	X	X	X
Store technology changes, additions and holiday readiness activities will be supported with IMAC or DSS services	X	X	X
Retail tower management • Status reporting • Incident analysis & reporting • Queue management & reporting • Incident trend analysis & reporting	X	X	X

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Principal Activity	Supplier			LS&Co.
• Resource management • Team management
• Maintain Retail knowledge base in in the LS&Co. ITSM Tool and coordinate with the service desk when processes and procedures are changed.	X	X	X
Provide following reports using existing LS&Co. tools:
•    Maintain and report metrics of store downtime
•    Maintain and report metrics of tickets volumes
•    Maintain and report metrics of root cause for major incidents.
•    Maintain and report metrics for Service Level’s
	x	x	x
Manage Retail lab including the following
•    Perform testing for Retail equipment this could include software or hardware testing.
•    Reproduce and test technical errors
•    Maintain Lab equipment
•    Maintain processes for testing
	x	x	x
• Providing funding for necessary lab infrastructure				x	x	x

DESKTOP PATCH MANAGEMENT
Install Third-Party-supplied corrections and Patches to all end user PC devices as necessary.	x	x	x
Confirm compatibility or special requirements before widespread installation including compliance with LS&Co. Software Quality Standards.	x	x	x
Distribute security patches to comply with LS&Co. IT Security policies.	x	x	x
Provide monthly reporting to LS&Co. on the installation of all patches	x	x	x

ELECTRONIC SOFTWARE DISTRIBUTION
Utilize the existing electronic Software distribution system that effectively and efficiently distributes new Software to LAN-connected workstations located at	x	x	x

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Principal Activity	Supplier			LS&Co.
LS&Co. Sites and to remotely connected workstations in a timely manner. This may require alternative transport methods (for example, CDs, etc.) because of size and bandwidth parameters.
With respect to LS&Co. developed applications, distribute Software, install Software, and install upgrades as required by LS&Co	x	x	x
Schedule Software distributions to minimize Authorized User disruption, and without Authorized User assistance and interaction, in order to support time-critical release upgrades, and to maintain current projects.
	x	x	x
Perform Software distributions consistent with the configurations associated with Standard Products, as applicable, independent from the distribution media (for example, LAN, WAN, dial-up, CD ROM, etc.).
	x	x	x
Use an SCCM / LS&Co. tool for Software distribution solution that provides consistent and efficient Software deployments for Software configuration changes.	x	x	x
Create and maintain automated installation packages for all software utilized on more than ten (10) workstations, or for any LS&Co. requested installation (i.e. – due to complexity or validation reasons, it may be desirable to automate small-deployed applications). This includes updates and patches for all packaged installations.
	x	x	x
Wherever possible, install Software via an automated installation package without Authorized User interaction needed to verify a harmonized installation globally and to reduce lost productivity due to a missing or wrong application configuration.
	x	x	x
Ensure any software installation/distribution does not adversely affect existing installations. Procedure, testing and documentation must comply with LS&Co. Software Quality standards and requirements.
	x	x	x
Maintain exception process for designated workstations and/or sites, to ensure software patches and distributions do not automatically install, reboot or disrupt operations on exception PCs (as defined by LS&Co).
	x	x	x
Provide Software distribution processes to support different Authorized User environments in an automated way (for example, LS&Co. LAN and WAN, home	x	x	x

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Principal Activity	Supplier			LS&Co.
offices, Authorized Users working remotely, etc.).
Provide a transparent deployment mechanism independent from the distribution media (for example, LAN, WAN, dial-up, CD ROM, etc.).	x	x	x
Provide processes to link Software distributions and workstation inventories in order to verify the success of local and global deployments and to provide the ability to implement and track configurations.
	x	x	x
Provide to LS&Co., and as required by LS&Co., software distribution device target counts and success results.	x	x	x
Resolve all failed software distribution	x	x	x
Continually review and improve the percentage of EUC devices that can be reached and updated with the electronic Software distribution system.	x	x	x
Provide the global SCCM 2012 infrastructure for the software distribution				x	x	x
Using SCCM 2012, Track & Report Desktop License usage for Corporate and Retail	X	X	X
Track license usage for non-SCCM connected sites as a part of the onsite visit (IMAC , Desk Side Software or Break Fix) which can be generated as a part of the Service Requests.
The details of the number of (IMAC, Desk Side Software and Break Fix) issues are provided in section 3 in this SOW under “Services Environment”
	X	X	X

SOFTWARE PACKAGING SERVICES
As part of the Packaging Services, Supplier will:
1.    script and package Software for installation (and back-out) to the Services Environment;
2.    create Packages for different LS&Co. configurations
3.    create updates to existing Packages (e.g., patching, configuration changes or version changes); and

	x	x	x

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Principal Activity	Supplier			LS&Co.
.
Utilize the existing tool set to generate the Package deployment success and failure reporting	x	x	x
In performing the Packaging Services, Package the software so that:
a)    each Package is packaged in accordance with, and meets, the LS&Co. packaging standards (as such LS&Co. packaging standards may be changed by LS&Co. from time to time); and
b)    each Package, once distributed to the Workstations, is capable of correct installation (and back-out) on the Workstations without any End User intervention.

	x	x	x
Provide the current library of documentation that reflects the complexity and diversity of the environment and that enhances the Software support process. This library should contain all EUC software installed and supported, source code location, installation instructions (manual and automated/packaged), prerequisites, other application dependencies, patches required, version history and information, and quantity deployed.
				x	x	x
Maintain a library of documentation that reflects the complexity and diversity of the environment and that enhances the Software support process. This library should contain all EUC software installed and supported, source code location, installation instructions (manual and automated/packaged), prerequisites, other application dependencies, patches required, version history and information, and quantity deployed.
	x	x	x
Maintain master copies of the Software associated with Standard Products in a secure, central location. Distributed copies also need to be available for each region to ensure updates and installations can be performed in a reasonable manner (i.e. no performance lag due to WAN bandwidth).
	x	x	x
Prior to the start of each calendar quarter, give notice to LS&Co. of all major installations and upgrades of Software that are planned to occur in the quarter for	x	x	x

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Principal Activity	Supplier			LS&Co.
which notice is being given. Provide at least two weeks’ notice for all planned software distributions that are not the result of a user request. Provide immediate notice to LS&Co. for any ‘emergency’ (i.e. security related) distributions.

Consult with LS&Co. on the timing for implementing Software updates, to be determined by LS&Co. Perform technical impact assessment of any proposed update; i.e. impact to validated applications.	x	x	x
Define and check for particular Software signatures.	x	x	x
Check the presence and version of Software on specific devices. Provide ad-hoc/on-demand reporting to LS&Co. as needed.	x	x	x
Update Asset Management and Configuration Management Systems.	x	x	x
Remedy any defects relating to Packaging of a Package that are identified before, during or after deployment of the Package.	x	x	x
Determine the compatibility of End User Software with other Software in the Services Environment in accordance with the Software Certification Services	x	x	x
Provide Test Labs and utilize the existing tools being used for application packaging				x	x	x
The Tools used by Supplier to perform the Packaging will be subject to LS&Co.’s approval and should complement / integrate with the other tools and technologies used by LS&Co	x	x	x
carry out appropriate quality assurance tests (“QA Tests”) on the packaging components of the package (but not the functionality of the Packaged Software itself) to verify, at a minimum:
that the Package functions correctly within the Services Environment;
that the Package was packaged in accordance with the Packaging Standards; and
that the Package is able to completely install on the Workstations and Distributed Servers, in conjunction with the existing End User Software or Distributed Server Software, as relevant;
	x	x	x

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Principal Activity	Supplier			LS&Co.
if a Package fails the QA Tests make necessary Modifications to the Package and repeat the QA Tests until either the Package passes the QA Tests or both Supplier and LS&Co. determine that the Packaged Software is not capable of passing the QA Test;
	x	x	x
in relation to Business Applications only, provide the QA Test scripts for Supplier’s use in testing of the Packages and Supplier will proactively provide LS&Co. with suggested updates to the QA Test scripts;
	x	x	x
in relation to Common Applications only, Supplier will develop and maintain the QA Test scripts for Supplier’s use in testing of the Packages, and will locate such scripts in the Supplier Repository.	x	x	x

Inventory Management
Conduct spares forecasting for the Break / Fix Services across corporate and retail environment.	x	x	x
Manage the staging and storage areas at Sites designated by LS&Co., including verifying that the Equipment will be stored in a secure area and not subject to extreme heat, cold, or dampness and managing such areas in accordance with the LS&Co. policies. Such staging and storage areas will be used by Supplier to store parts, Refurbished End User Computing Equipment and new Workstation and Server Equipment which has yet to be installed.
	x	x	x
Maintaining inventory levels and working with the OEM for end user devices under warranty for parts shipment and replenishment of stocks	x	x	x
Minimize space requirements by using appropriate processes, including just in time delivery of Equipment.	x	x	x
For all End User Computing Equipment and Server equipment, manage pools of whole units of Equipment or parts for use in Incident and request Resolution as required to meet or exceed the Performance Standards (“Whole Unit Spares”).
	x	x	x

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Principal Activity	Supplier			LS&Co.
1.    Ensure that any Whole Unit Spare that it provided to an End User:
(a)    is a comparable item of Equipment with the Equipment that is being replaced;
(b)    in the case of Peripherals, is compatible with the End User’s Workstation;
(c)    in the case of Workstations, has the same End User Software and data installed and the same configurations as the End User’s Workstation; and
2.    is operating correctly and ready for End User use.
	x	x	x
For Workstation Whole Unit Spares, Supplier will transfer the necessary End User Software and data to such Whole Unit Spare and assist End Users in restoring files	x	x	x
LS&Co. will own all spares and the shipment material and cost of spares				x	x	x
Pull & Ship from Depot locations.	x	x	x
Manage return shipping and repair of damaged components	x	x	x
Identifies any failed End User Computing Equipment or Server Equipment that is reasonably beyond economic repair, and inform LS&Co. before the device is prepared for disposal	x	x	x

Asset Management
Manage and update the asset information in the ServiceNow asset management module as and when there is a change to an asset status	X	X	X
Define the policies will be followed as part of the asset update / management process				X	X	X
Periodically maintain SCCM database in order to remove the stale objects, Also update the SCCM as and when assets are added or decommissioned in the environment	X	X	X

Procurement Management

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Principal Activity	Supplier			LS&Co.
Maintain inventory and determine when stock is low. And maintain the replenishment model and maintain the adequate stock level	X	X	X
LS&Co. to approve all new orders				X	X	X
Regular reporting of inventory status to include on-hand min/max levels, on a monthly / Quarterly basis	x	x	x
Order new inventory as required as a part of refresh and/ or replenishment utilizing a globally accessible ordering portal where applicable as provided by LS&Co.	x	x	x

Image Management
Create, test, certify, manage, update and maintain standard images (including “gold master” images or equivalent) for all Corporate and Retail Workstations.	x	x	x
Provide Media, License Information, Test Lab, Testing Hardware				x	x	x
Identify Pilot Testing Users				x	x	x
Discuss deployment plan and target devices	x	x	x	x	x	x
Deploy LS&Co. approved software images to Workstations as applicable.	x	x	x
Perform transaction status monitoring as part of integrated retail operations center for Raymark Applications based POS ( In English) for the owned and operated stores and network monitoring from the up/down status perspective
	x	x	x
1.PROJECT POOL HOURS PROJECTS
Supplier will provide the infrastructure Project Pool hours to LS&Co. each year for a 5 year period, based on the Project forecasts provided by LS&Co. Currently this pool constitutes of 4,000 for end user computing ,

Service Provider will initially allocate resources to the Project Pool Staff in accordance with the hours per Skillset Category as agreed below. Any skillset required outside of the Skillset Categories will be made available to LS&Co. outside of the Project Pool, in accordance with the rate card submitted.

Currently the pool is planned to have following resources

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•	India - EUC Engineering – 2

◦	1 FTE – Image Management

◦	1 FTE – VDI Specialist (VM Ware)

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MASTER SERVICES AGREEMENT∗

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.3.3
DESCRIPTION OF SERVICES – INFORMATION TECHNOLOGY SERVICES
CROSS FUNCTIONAL SERVICES

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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EXECUTION VERSION

1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.
References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.
Definitions: As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.
As a part of Cross-Functional services, Supplier will leverage LS&Co.’s current IT Service Management processes and tools to deliver and manage the IT infrastructure services. LS&Co.’s Service Management team will enable Supplier to understand the current processes by means of training and orientation sessions that will be conducted by LS&Co. during transition. Supplier will develop appropriate process documents for subsequent use and reference during the steady state operations. Supplier will submit the process documents to LS&Co. for its review and approval.
Supplier will work with LS&Co.’s Service Management team to establish appropriate interfaces between LS&Co.’s and Supplier’s service management toolsets during the transition phase. The interfaces will establish appropriate integration between the two toolsets. Supplier understands that the system of records will be LS&Co.’s service management tool. The integration of toolset will be bi-directional and Supplier’s service management tool will synchronize data with LS&Co.’s service management tool. Supplier will provide LS&Co. detailed plans for the toolset integration during transition planning phase.
As part of onboarding Supplier personnel, Supplier will establish procedures to impart appropriate level of training to new personnel that will enable them to understand and become aware of LS&Co.’s Service Management policies, processes and procedures. All Supplier personnel will use LS&Co.-approved process documents as reference documents to deliver and manage IT services.
The Services to be provided by Supplier to [****]* under this Agreement are categorized into the following Processes:

•	Incident and Major Management Process

•	Service Request Management Process

•	Problem Management Process

•	Change Management Process

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•	Knowledge Management Process

•	Configuration Management Process
Without limiting Section 2 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “X” in the column labelled Supplier).
The services, functions, and responsibilities set forth in this Statement of Work are supplemental to and incorporated into Supplier’s services, functions, and responsibilities in the other Information Technology Services Statements of Work (the other Statements of Work that form part of Attachment 2.3). Accordingly, Supplier shall provide all such cross-functional Services with respect to all of the Information Technology Services (the other Services documented as part of Attachment 2.3).

2.	CROSSS FUNCTIONAL PROCESSES
Incident Management Process
Incident Management handles all Service-affecting Incidents which may be failures or faults and restores the Service as quickly and efficiently as possible to the required Service Levels, while minimizing any adverse Impact on LS&Co. business operations.
Scope:
Supplier will manage and oversee the Incident Management Process across the Services and collaborate with LS&Co. and LS&Co. Third Party Contractors to manage the Cross Functional Incident Management Process.
Supplier will provide overall Incident Management Support and accepts that, while some Incidents may only affect the Services within the scope of Supplier, there will be Incidents that apply across the Cross Functional Services and require cooperation and joint work between Supplier, LS&Co. and the LS&Co. Third Party Contractors to resolve. Therefore, the Incident Management activities as described in this Exhibit apply to all types of Incidents.
The following table gives the activities and responsibilities of Supplier and LS&Co.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
All Incidents
Provide available LS&Co. Incident Management policies, standards and procedures.				X	X	X
Receive and log all Incidents (including submissions received by telephone, electronically,	X	X	X

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Principal Activity	Supplier			LS&Co.
or other means approved by LS&Co.) and open an Incident Record.
Provide Incident investigation, diagnosis, impact analysis, and reclassification as required.	X	X	X
Utilize and update the Incident Management System with all relevant information relating to an Incident.	X	X	X
Make an initial determination of the potential resolution.	X	X	X
Prioritize and escalate Incidents from VIP or Executive Users.	X	X	X
Link multiple contacts pertaining to the same Incident to the associated Incident Record.
Resolve as many Incidents as possible during the Authorized User’s initial contact with the Service Desk, without transferring the call or using any escalation.

	X	X	X
Resolve Incidents that are resolvable by Level 1 Support, and close the Incident after receiving confirmation from the affected Authorized User that the Incident has been resolved.	X	X	X
Resolve Incidents arising from or related to the Services, including break/fix hardware and Software support	X	X	X
Act proactively, and coordinate with all other parties (including Third Parties) as needed in order to resolve Incidents.	X	X	X
Transfer Incidents within specified time limits to the appropriate party without compromising Service Levels or Security requirements.	X	X	X
Provide or coordinate the final resolution to the Incident.	X	X	X
Escalate Incidents to the appropriate levels for resolution in accordance with escalation procedures	X	X	X

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Principal Activity	Supplier			LS&Co.
approved by LS&Co.
Escalate an Incident where the Incident cannot be resolved within the relevant Service Levels or agreed timeframe	X	X	X
Close escalated Incidents after receiving confirmation from the affected Authorized User that the Incident has been resolved.	X	X	X
Restore normal service operations as quickly as possible following an Incident, with minimum disruption to LS&Co. Business operations, and in compliance with Service Levels.	X	X	X
Retain overall responsibility and ownership of all Incidents until the Incident is closed, subject to LS&Co. approval.	X	X	X
Track and report the progress of resolution efforts and the status of all Incidents	X	X	X
Keep LS&Co. informed of changes in Incident status throughout the Incident Lifecycle in accordance with agreed Service Levels	X	X	X
Leverage the LS&Co. Service Knowledge Management System to assist with the resolution of Incidents	X	X	X
Track the use of the Knowledge Management System, and report usage statistics to LS&Co. on a monthly basis, or as requested by LS&Co.	X	X	X
Where Incidents relate to Assets, update details in the Asset Register and the CMS/CMDB, or coordinate with the relevant process to confirm updates are made.	X	X	X
Incidents That Do Not Arise From or Relate to IT Services
Record the Incident and open an Incident Record.	X	X	X
Transfer the Incident to the appropriate person or entity for resolution or to provide guidance	X	X	X

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Principal Activity	Supplier			LS&Co.
Transfer Incidents within specified time limits to the appropriate party without compromising Service Levels or Security requirements.	X	X	X
Provide status updates to Authorized User within agreed Service Levels.	X	X	X
Incidents Only Partially Related to IT Services
Continue to work toward resolution of the relevant part(s).	X	X	X
Transfer the remaining part(s) to the Service Desk, without compromising Service Levels	X	X	X
Provide status updates to Authorized User within agreed Service Levels.	X	X	X
Incident Escalation
Support and reasonably assist with the creation of an escalation procedure to be documented in the Procedures Manual.				X	X	X
Review the Supplier developed process for escalation of Incidents, and if acceptable to LS&Co., approve such procedures.				X	X	X
Provide appropriate business feedback and responses to Provider upon request for critical events and major Incidents.				X	X	X
Escalate unresolved Incidents according to procedures approved by LS&Co., and automatically prioritize high-impact Applications, Software, Equipment and services, such that they are treated with the highest Priority.
Implement escalation procedures that reflect and describe the Incident, including
1.    Priority level of the Incident
2.    Location of the Incident and the name and/or number of affected Authorized Users
3.    Elapsed time before an Incident is
	X	X	X

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Principal Activity	Supplier			LS&Co.
escalated to the next higher Priority level
Investigate and diagnose activities to identify Workarounds for each Incident	X	X	X
Incident resolution activities to restore normal service in compliance with the Service Levels	X	X	X
Resolve Incidents by matching Incidents to Known Errors that are stored in a Known Error Database	X	X	X
Escalate Incidents to the Supplier’s and/or LS&Co. management team	X	X	X
Generate a Problem Record from an Incident	X	X	X
Generate Requests for Change (RFCs) where necessary for the implementation of Workarounds	X	X	X
Incident Management Reporting
Provide regular progress notifications to LS&Co. on current Priority Level 1, Priority Level 2, Priority Level 3, and Priority Level 4 Incidents and, as necessary, through any follow up communication and work required post-resolution
	X	X	X
Provide regular progress notifications to the Service Desk on Incidents raised by VIP or Executive Users, with the frequency of such notification in accordance with Service Levels and LS&Co. requirements
	X	X	X
Provide prompt notification to LS&Co. of System Outages on critical Systems; and otherwise provide affected Authorized Users with regular and timely progress updates about the Incident including:
1.    Nature of the Incident
2.    Estimated time to completion
3.    Potential short-term alternatives

	X	X	X
Provide the monthly report in electronic copy in a

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Principal Activity	Supplier			LS&Co.
format agreed to with LS&Co., which at a minimum includes
1.    Key issues relating to Incident Management
2.    Number of Incidents during the month, grouped by Priority, service, region, and classification
3.    List of Incidents, short description, reference number, and a shortcut to detailed description
4.    Detailed description, including timing of activities
5.    Links to Problem and Known Error Records
6.    Trend analysis of the Incidents reported during the thirteen (13) most recent months

	X	X	X
Calculate statistics and provide monthly reports to LS&Co., which include:
1.    The number of Incidents
2.    Sources of the Incidents
3.    Frequency regarding the types or categories of Incidents
4.    The duration of open Incidents (average and quantities by age)
5.    Number of Incidents resolved upon first contact
6.    Other pertinent information regarding Incident resolution, including Service Level measurement reporting
	X	X	X
Post successful resolution, document resolution within Incident Management Tool and initiate Incident closure via Service Desk as and when required.	X	X	X
Integrate Supplier Incident Management tool to LS&Co. Incident Management tool	X	X	X

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Principal Activity	Supplier			LS&Co.
Integrate the Supplier Incident Management Tool with the other Cross Functional and Supplier Service Management Processes and Tools.	X	X	X
LS&Co. Process Owners will provide Incident Management Process Training using the “Train the Trainer” format to Supplier Leads				X	X	X
LS&Co. specific Incident Management Trainings - Onboarding and Orientation Trainings for all new employees / joiners aligned to support.	X	X	X
Changes to the Incident Management process globally				X	X	X
Ownership of changes to be done on the LS&Co. Tools environment if there is a requirement due to a Process workflow change in the Incident Management Process				X	X	X

Data Collection & Validation (Accuracy)

1.    Collect and provide agreed performance data from systems by required date;
2.    Review reports for accuracy based on Deliverables and Obligations, Service Level, and unstructured input;
3.    Resolving reporting issues with LS&Co. as necessary
	X	X	X

Definitions – Incident Priorities

Priority is derived from impact and urgency settings
Impact

Setting	Impact Value	Highest Business Criticality of Impacted Services	Financial and/or human impact
1	High	1 - Most Critical	1. Impacting >50 people or cost of $50,000

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2	Medium	2 - Somewhat Critical	2. Impacting 25 to 50 people or cost between 25 to $50K
3	Low	3 - Less Critical	3. Impacting less than 23 people or cost of less than $25K
4 - Not Critical

Urgency

Setting	Impact Value	Highest Business Criticality of Impacted Services	Financial and/or human impact
1	High	1 - Most Critical	1. Impacting >50 people or cost of $50,000
2	Medium	2 - Somewhat Critical	2. Impacting 25 to 50 people or cost between 25 to $50K
3	Low	3 - Less Critical	3. Impacting less than 23 people or cost of less than $25K
4 - Not Critical
Priority	Impact	Urgency
1	1-High	1-High
2	1-High	2-Medium
2	2-Medium	1-High
3	2-Medium	2-Medium
3	1-High	3-Low
3	3-Low	1-High
4	3-Low	2-Medium
4	2-Medium	3-Low
5	3-Low	3-Low

Best Judgment Guideline - For incidents where impact is current or imminent
1	Fatal Impact on Services provided to the business, affecting critical production.	>50 Users impacted or > $50,000

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	e.g. Network connectivity down, critical application unavailable, unable to access business data	and Time to Impact is less than 4 hours
2	Critical or Negative impact on services provided to the business, affecting production	>50 Users impacted or > $50,000
	e.g. All or a portion of a less critical application unavailable, degraded network performance	and Time to Impact is less than 8 hours
or
>25 Users impacted or > $25,000
and Time to Impact is less than 4 hours
3
Low or minimal impact to an application. Degradation of a non-critical function, problems of low impact. Alternatives not immediately available. Problems that degrade but do not prevent accessibility or usability.
Not qualified for P1 or 2, but still has an impact on users
4	No current of imminent impact to business services. Irritation.

Service Request Management Process
The goal of Request Fulfillment is to manage the Lifecycle of all Service Requests. Service Requests include all requests that Authorized Users submit to the IT department, including information, advice, a Standard Change, or access to a service.
Scope:
Supplier will manage and oversee the Request Fulfillment Process across its Services and collaborate with the Service Desk, LS&Co. and LS&Co. Third Party Contractors to manage the Cross Functional Request Fulfillment Process.
Supplier will provide support for Service Requests. While some Service Requests may only affect the Services within the scope of the Supplier, there will be Service Requests that apply across the Cross Functional Services and require cooperation and joint work between Supplier, LS&Co., Service Desk and the LS&Co. Third Party Contractors.
The following table gives the activities and responsibilities of Supplier and LS&Co.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*

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Principal Activity	Supplier			LS&Co.

Provide LS&Co. specific Service Request procedures				X	X	X
Document and maintain the LS&Co. Provided Service Request procedures in the Procedures Manual.	X	X	X
Ensure that all Service Requests receive appropriate LS&Co. approval before beginning work.	X	X	X
Work with LS&Co. to implement and manage master data (assignment groups, solution areas, approval information, etc.) to the extent it is necessary to support effective Service Request execution.	X	X	X
Fulfill all standard Service Requests that have been approved by LS&Co. in accordance with the Procedures Manual and Service Level (if applicable)	X	X	X
Fulfill all non-standard Service Requests in a manner and on a timeline mutually agreed with the LS&Co.	X	X	X
Cooperate with and participate in meetings with other providers, as required or requested by LS&Co., to enable fulfillment of a Service Request.	X	X	X
Provide accurate and regular status updates for all Service Requests assigned to Supplier	X	X	X
Provide a self-service capability to allow users to check the status of their Service Requests.				X	X	X
Maintain a knowledge management system to support the management of Service Requests. The knowledge should include resolution information on Service Requests.	X	X	X
Work effectively with LS&Co. and other Third Party Contractors regarding fulfillment activities for Service Requests.	X	X	X
Maintain and update a Service Request management system with each Service Request in accordance with LS&Co.’s Service Request procedures.				X	X	X
Subject to LS&Co.’s approval, establish and maintain Service Request Escalation Procedures.	X	X	X
Liaise with Change Management to ensure that Service Requests follow the Change Management	X	X	X

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Principal Activity	Supplier			LS&Co.
Process for Standard Changes and Requests for Change (RFCs).
After successful resolution, document resolution within the Request Fulfillment Tool and initiate Service Request closure via Service Desk.as and when required.	X	X	X
Provide status update reports and summary reports at the frequency and in a format agreed with LS&Co. and as a dashboard for Service management meetings.	X	X	X
Integrate Supplier Request Management tool to LS&Co. Service Management tool	X	X	X
LS&Co. Process Owners will provide Service Request Management Process Training using the “Train the Trainer” format to Supplier Leads				X	X	X
LS&Co. specific Request Management Trainings – On boarding and Orientation Trainings for all new employees / joiners aligned to support.	X	X	X
Changes to the Service Request Management process globally				X	X	X
Ownership of changes to be done on the LS&Co. Tools environment if there is a requirement due to a Process workflow change for Service Request Management				X	X	X

Data Collection & Validation (Accuracy)

1.    Collect and provide agreed performance data from systems by required date;
2.    Review reports for accuracy based on Deliverables and Obligations, Service Level, and unstructured input;
3.    Resolving reporting issues with LS&Co. as necessary
	X	X	X

Problem Management Process
Problem Management analyses Incidents to prevent future Incidents and/or eliminate repeating

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Incidents, and to minimize the Impact of Incidents that cannot be prevented. Problem Management is responsible for driving Problem investigation and managing all Problems end-to-end.
Scope
Supplier will manage and oversee the Problem Management Process across its Services and collaborate with LS&Co. and LS&Co. Third Party Contractors to manage the Cross Functional Problem Management Process.
Supplier will support Problem Management Process. While some Problem may only affect the Services, there will be Problem that apply across the Cross Functional Services and require cooperation and joint work between the LS&Co. Supplier and the LS&Co. Third Party Contractors to resolve the Problems.
The following table gives the activities and responsibilities of Supplier and LS&Co.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Provide available LS&Co. Problem policies, standards and procedures.				X	X	X
Retain overall responsibility for all Problems allocated to the Supplier until the Problem is closed, subject to LS&Co.’s approval	X	X	X
Establish and maintain Problem allocation rules and procedures, as defined by LS&Co.	X	X	X
Approve or reject the Problem Management procedures submitted by Supplier for approval.	X	X	X	X	X	X
Provide necessary information from the time a Problem is identified through to resolution. As necessary, also provide any follow-up communications and report work required post-resolution to LS&Co. and to LS&Co. Third Party Contractors.
	X	X	X
Track and report any backlog of unresolved Problems on at least a monthly basis to LS&Co., or more frequently as requested.	X	X	X
The Supplier shall provide a monthly report using LS&Co. ServiceNow. This report shall include:
1.    The number of Problems and Known Errors in total and grouped by type, Priority, and status,
2.    Statistics on total numbers of Problems and Known Errors
	X	X	X

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Principal Activity	Supplier			LS&Co.
3.    Problem reviews,
4.    Trend analysis of Problems and Known Errors documented during the thirteen (13) most recent months,
5.    Problem and Known Error trend analysis findings,
6.    The number of Requests for Change initiated for Known Errors,
7.    Outages that could have been prevented,
8.    Number of open and closed Problem Records and Known Error Records,
9.    Resolution time of Problems,
10.    Priority 1 Outages and Priority 1 Incidents,
11.    Performance data showing the relationship between effective Problem Management and the reduction in the number of Incidents.
12.    Any issues relating to the efficiency and effectiveness of Problem Management, such as any information that may improve or facilitate a better Problem Management process, including decisions to be made by LS&Co..

Perform trend analyses on the volume and nature of Problem.	X	X	X
Ensure Root Cause Analysis (RCA) are completed for all identified problems and permanent fixes are identified and implemented	X	X	X
Ensure Known Error Database (KEDB) is updated with appropriate workarounds and fixes	X	X	X
Analyse Problems guidance or advice trends, and recommended actions.	X	X	X
Collating Problem information regarding suggested improvements to Supplier’s Services.	X	X	X
Develop an action plan on a quarterly basis to address suggested improvements	X	X	X
Reviewing and implement the action plan with LS&Co.’s approval	X	X	X

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Principal Activity	Supplier			LS&Co.
Monitoring and reporting on progress and improvements made and reporting on the percentage of actions completed within the target completion date.	X	X	X
Conduct Problem Management Meetings and attend Problem Management Meeting as scheduled by LS&Co.	X	X	X
Inform LS&Co. if Problems exceeds or are expected to exceed their target Resolution Times.	X	X	X
Escalate issues to the appropriate levels for resolution in accordance with escalation procedures approved by LS&Co.	X	X	X
Verify with all involved parties that a Problem is resolved before recommending it for closure.	X	X	X
Approve the closure of a Problem Ticket				X	X	X
Report to LS&Co., which can be via Service management tooling, each Problem that has been resolved.	X	X	X
LS&Co. Process Owners will provide Problem Management Process Training using the “Train the Trainer” format to Supplier Leads				X	X	X
LS&Co. specific Problem Trainings - Onboardring and Orientation Trainings for all new employees / joiners aligned to support.	X	X	X
Changes to the Problem Management process globally				X	X	X
Ownership of changes to be done on the LS&Co. Tools environment if there is a requirement due to a Process workflow change in the Problem Management Process				X	X	X

Data Collection & Validation (Accuracy)

1.    Collect and provide agreed performance data from systems by required date;
2.    Review reports for accuracy based on Deliverables and Obligations, Service Level, and unstructured input;
3.    Resolving reporting issues with LS&Co. as necessary
	X	X	X

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Change Management Process
Change Management enables Changes to be made with minimal disruption to the Services, ensuring that Changes are deployed in a controlled way, such that they are evaluated, prioritised, planned, tested, implemented and documented.
Supplier will manage and oversee the Change Management Process across its Services and collaborate with LS&Co. and LS&Co. Third Party Contractors to manage the Cross Functional Change Management Process.
Supplier will manage the Change Management Process in the way that achieves a set of clearly defined objectives including:

•	Efficient implementation of Changes

•	Clear accountability for implementation of Changes and approvals,

•	Appropriate risk assessment and mitigation

•	Minimization of business disruption

•	Effective coordination and communication

•	Review the action plan for LS&Co. approval

•	Reporting on progress and improvements made and on the percentage of actions completed within the target completion date.
Some of the Change Management activities may only affect the Services, however, there will also be activities that apply across the Cross Functional Services and require cooperation and joint work between the Supplier, LS&Co. and the LS&Co. Third Party Contractors.
The following table gives the activities and responsibilities of Supplier and LS&Co.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Provide available LS&Co. Change Management policies, standards and procedures.				X	X	X
Retain the ownership of the overall Change Managements Process globally				X	X	X
Integrate Change Management Process and other Service Management Processes with the Cross Functional Change Management				X	X	X

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Principal Activity	Supplier			LS&Co.
Specify “freeze” periods during which the Supplier will not make any Changes.				X	X	X
Retain the ownership of overall CAB meetings				X	X	X
Collaborate as required by LS&Co. in the operation of the overall CAB by providing input including:
1.    Evaluations of Change Impact
2.    Recommendations for approval or otherwise
3.    Recommending an implementation plan
4.    Recommending appropriate participation based on the Request for Change
	X	X	X
Review Changes according to the Change Authorization Matrix as per LS&Co. Change Management Process.	X	X	X
Approve Changes according to the Change Authorization Matrix as per LS&Co. Change Management Process.				X	X	X
Retain overall responsibility for all Changes allocated to the Supplier (in scope services) until the Change is closed, subject to CAB and LS&Co. approval.	X	X	X
Provide status update reports and summary reports at the frequency and in a format agreed with LS&Co., during Service Management meetings.	X	X	X
Summarize the Changes made each week, and report the information to LS&Co. on a weekly basis	X	X	X
Supplier shall manage the effective entry of Change Records into the Change Management Tool	X	X	X
Raise and submit proposed Changes to LS&Co. for assessment using the LS&Co. provided Change Management Process and templates. At a minimum, each submitted proposed Request for Change shall include:
1.    Description of the Change and its Impact on Infrastructure, Configuration Items, Services, processes etc.,
2.    The purpose and justification for the Change,
3.    A list of Service(s), geographical regions, End User(s), LS&Co. Third Party
	X	X	X

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Principal Activity	Supplier			LS&Co.
Contractors potentially affected by the Change, 4. The proposed implementation procedures, 5. The Resources required executing the Change.
Update its CMDB/CMS in cooperation with Service Asset and Configuration Management for any changes that is performed by Supplier				X	X	X
Review proposed Changes, schedule all Service Providers and obtain all necessary approvals in accordance with the approval matrix for proposed Changes.				X	X	X
Provide advice to LS&Co. if the initial review indicates the Priority Level should be altered	X	X	X
In an emergency, Supplier will gain authorization from the Emergency Change Advisory Board to implement an Emergency Change in accordance with Change Management procedures.	X	X	X
Approve Emergency changes as per LS&Co. Change Management Process.				X	X	X
Escalate issues to the appropriate levels for resolution in accordance with escalation procedures provided by LS&Co.
Conduct Post Implementation Reviews of Changes to determine whether the Change was successful	X	X	X
Collect data on every Change attempted (in-scope services). Such data shall include:
The cause of any Incidents
1.    Measures taken to prevent recurrence,
2.    Whether the Change was successful from the perspective of the Authorised Users and LS&Co. Third Party Contractors affected by the Change.
	X	X	X
Close and update the Change Record with all of the details of the Change in accordance with the Change Management policies.	X	X	X
Integrate Supplier Change Management tool to LS&Co. Service Management tool	X	X	X
Integrate the Supplier Change Management Tool	X	X	X

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Principal Activity	Supplier			LS&Co.
with the other Cross Functional and Supplier Service Management Processes and Tools.
LS&Co. Process Owners will provide Change Management Process Training using the “Train the Trainer” format to Supplier Leads				X	X	X
LS&Co. specific Change Management Trainings - Onboarding and Orientation Trainings for all new employees / joiners aligned to support.	X	X	X
Changes to the Change Management process globally				X	X	X
Ownership of changes to be done on the LS&Co. Tools environment if there is a requirement due to a Process workflow change in the Problem Management Process				X	X	X
Data Collection & Validation (Accuracy)

1.    Collect and provide agreed performance data from systems by required date;
2.    Review reports for accuracy based on Deliverables and Obligations, Service Level, and unstructured input;
3.    Resolving reporting issues with LS&Co. as necessary
	X	X	X

Knowledge Management Process
Knowledge Management allows the sharing of perspectives, ideas, experience and information, and ensures that these are available in the right place at the right time to enable informed decisions.
Supplier shall manage the Knowledge Management Process across its Services and collaborate with LS&Co. and LS&Co. Third Party Contractors to manage the Cross Functional Knowledge Management Process.
Some of the Knowledge Management activities may only affect the Services within the scope of the Supplier, however, there will be activities that apply across the Cross Functional Services and require cooperation and joint work between the Supplier, LS&Co. and the LS&Co. Third Party Contractors.
The following table gives the activities and responsibilities of Supplier and LS&Co.

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Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Provide available LS&Co. Knowledge Management policies, standards and procedures.				X	X	X
Retain the ownership of the overall knowledge Management Process globally				X	X	X
Integrate Knowledge Management Process and other Service Management Processes with the Cross Functional Change Management				X	X	X
Retain the ownership of all Knowledge Articles				X	X	X
Implement actions defined in the communication improvement plan as directed by LS&Co.	X	X	X
Support LS&Co. activities to audit the knowledge base contents to ensure the correctness of the data and information contained therein.	X	X	X
Conduct regular assurance activities with to ensure information required to manage the Services is captured, stored, and presented accurately and completely in the Knowledge Base. The information shall include:
1.    Policies and procedures,
2.    Best practices,
3.    Methods to resolve Incidents,
4.    Known Errors,
5.    Frequently Asked Questions (FAQs),
6.    Trainings Material
	X	X	X
LS&Co. Process Owners will provide Knowledge Management Process Training using the “Train the Trainer” format to Supplier Leads				X	X	X
LS&Co. specific Knowledge Management Trainings - Onboarding and Orientation Trainings for all new employees / joiners aligned to support.	X	X	X
Changes to the Knowledge Management process globally				X	X	X
Ownership of changes to be done on the LS&Co. Tools environment if there is a requirement due to a Process workflow change in the Knowledge Management Process				X	X	X

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Configuration Management Process
Supplier supports the Configuration Management Process across its Services and collaborates with LS&Co. and LS&Co. Third Party Contractors to manage the Cross Functional Configuration Management Process.
The following are the activities Supplier will undertake to facilitate interface with LS&Co. defined Configuration Management Process:

•	Utilize LS&Co. Configuration Management Database or any other equivalent system to facilitate impact assessment for Request for Configurations

•	Keep the CI information updated

•	Monitor and track CI baselines subsequent to new changes and releases

•	Interface with LS&Co. Configuration/Asset Managers to understand new deployment or releases

•	Provide Service Assets and CI reports as defined and agreed with LS&Co.

•	Participate in reviews with LS&Co. Service Management team

•	Assist LS&Co. when it audits the Configuration Management process once in a quarter

•	Provide Configuration Management reports on monthly basis

•	Develop a Configuration Management process and procedures manual and regularly update this manual
The following table gives the activities and responsibilities of Supplier and LS&Co.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Define and provide current LS&Co. Configuration Management requirements and policies				X	X	X
Define configuration management policies				X	X	X
Review Provider requests to make changes to CI records, and if acceptable to LS&Co. approve such request.	X	X	X
Define CIs				X	X	X
Review CMDB database environment changes submitted by Supplier for approval and, if acceptable to LS&Co., approved such requests.	X	X	X
Categorize CIs				X	X	X
Define CI unique identifiers				X	X	X
Define CMDB structure				X	X	X

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Principal Activity	Supplier			LS&Co.
Map CIs to Services				X	X	X
Define the scope of CMDB audits as required in the LS&Co. approved Configuration Management plan.				X	X	X
Defining access rights to CMDB				X	X	X
Recording CI details in CMDB as a part of the daily operations as and when a device status changes	X	X	X
Update CMDB				X	X	x
Setup Definitive Media Library (DML)				X	X	X
Update Definitive Media Library (DML)				X	X	X
Provide feedback and recommend improvements to the Configuration Management plan to LS&Co.	X	X	X
LS&Co. Process Owners will provide Problem Management Process Training using the “Train the Trainer” format to Supplier Leads				X	X	X
LS&Co. specific Configuration Management Trainings - Onboarding and Orientation Trainings for all new employees / joiners aligned to support.	X	X	X
Changes to the Configuration Management process globally				X	X	X
Ownership of changes to be done on the LS&Co. Tools environment if there is a requirement due to a Process workflow change in the Configuration Process				X	X	X

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MASTER SERVICES AGREEMENT∗

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.3.4
DESCRIPTION OF SERVICES – INFORMATION TECHNOLOGY SERVICES
SERVER OPERATIONS CENTER

Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

It is incumbent on Supplier to train their technicians on all existing technologies (including future version upgrades) implemented at LS&Co. in order to be proficient in supporting said technologies.
Each discipline will provide on-call coverage and be available on a 24x7 basis. This includes the ability to reach technicians after-hours in order to facilitate faster resolution of major incidents.

Supplier will conduct quarterly business review showing metrics, adherence to Service Levels, trends, and opportunities for improvement.
The LS&Co. Engineering teams will provide up to 10 hours per calendar month to assist as necessary to resolve incidents, problems or requests. This effort excludes any kind of engineering scope activities and is a dedicated effort for supporting Supplier BAU team for any operational issue.

•	Command Center
¤ Infrastructure & application monitoring
¤    Batch monitoring
¤    Incident management
¤    Incident lifecycle management & co-ordination
¤    Access management
¤    Service level management & reporting

•	Server monitoring & management ( Wintel & UNIX)
¤    Server standards & architecture
¤    Server procurement
¤    Server configuration management
¤    Server IMAC ( Install, Move, Add, Change)
¤    Hardware maintenance
¤    Server monitoring, administration and support
¤    Performance tuning

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¤    Server security
¤    Patch management
¤    Anti-virus
¤    Major incident management
¤    Operating system administration
¤    VMware host management
¤    Failover testing & management

•	Batch Job scheduling & management
¤    Batch job monitoring
¤    Batch job scheduling

•	Storage monitoring & management
¤    Storage architecture & standards
¤    Life cycle management
¤    Storage monitoring & management
¤    Storage administration
¤    Performance tuning
¤    Storage optimization
¤    Storage adds, moves, changes, redeployments
¤    Storage hardware maintenance
¤    Configuration Management
¤    Failover Testing & Management

•	Disaster Recovery Services
¤    Disaster Recovery

•	Backup , recovery, retention & archival management
¤    Backup management
¤    Restoration management
¤    Scratch tape management
¤    Tape device management
¤    Backup server management
¤    Performance monitoring
¤    Backup monitoring

•	Database Monitoring & Management
¤    Database Provisioning
¤    Database Refreshes
¤    Database monitoring
¤    Database lifecycle management
•    Patching
•    Upgrade
•    Decommissioning
¤    Database administration

•	Middleware (Web) Management & Support
¤    Monitoring
¤    Administration/Troubleshooting
¤    Server Deployment
¤    Architecture
¤    Cluster

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¤    Patch management

•	Project Support

•	Continuous Improvement

Without limiting Section 3 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “X” in the column labeled Supplier).

2.	COMMAND CENTER
Supplier centralized monitoring team will act as a focal point, merging multiple technology stacks, processes and mission needs into a high-performing & efficient Operations Center, its role is extended to vary in accordance to the ITIL functions. The table shown below describes the different ITIL functions mapped to the roles and responsibilities of the centralized monitoring team.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Infrastructure and Application Monitoring
1. Event management	X	X	X
2. Automated alert monitoring - Integrate existing toolset with ServiceNow directly or via a Manager of Managers (MoM)	X	X	X
3. Manage and configure event correlation rules as per the requirement and feasibility	X	X	X
4. Manage event management topology	X	X	X
5. Configure / Maintain Service Now CMDB				X	X	X
6. An LS&Co. CMDB will be used to manage Event Management, Supplier would be responsible to update any new CI in to CMDB	X	X	X
7. Create, Maintain documentation of Service Now CMDB relationships				X	X	X
8. The existing legacy monitoring tools which are retained by LS&Co. to monitor legacy systems would be supported by Supplier on best effort basis if there is no OEM support available	X	X	X
9. Install agents (wherever supported), configure standard monitoring and support the existing infrastructure monitoring toolset	X	X	X

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Principal Activity	Supplier			LS&Co.
10.     Application monitoring scope is limited to basic application monitoring for below applications
•    Configure and monitor CMSG which is integrated with IBM TEC
•    Configure and monitor URL’s using SCOM, Web metrics or Servers Alive
•    Configure and monitor Oracle Database using Quest
•    Configure and monitor Oracle using Tivoli application monitoring
•    Configure and monitor file level log scraping
•    Configure and Monitor Tripwire as required to support compliance policies – SOX and PCI.
	X	X	X
11. Maintain documentation for system monitoring including - overall landscape - monitoring interfaces - monitored metrics	X	X	X
12. Provide routine reporting of total systems and monitoring compliance.	X	X	X
13. Maintain & Report license inventory for monitoring applications using existing LS&Co. Tool set or Process	X	X	X
14. Coordinate with Suppliers on maintenance renewals for monitoring tools.	X	X	X
15. Timely procurement of the licenses and maintenance renewal				X	X	X
16. Supplier team will follow the guidelines and maintain the design as architected by LS&Co. engineering team to minimize licensing requirements.	X	X	X
17. Build & implement workflows in the existing LS&Co. System Center Orchestrator as per business need and feasibility	X	X	X
18. Obtain approval from LS&Co. prior to implementing new solutions that could impact license counts.	X	X	X
19. Create, Maintain & Support interfaces both to and from monitoring applications.	X	X	X

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Principal Activity	Supplier			LS&Co.
Examples: SCOM>Orchestrator>Service Now, UNIX>TEC>Service Now
Examples: SCOM>Orchestrator>Service Now, UNIX>TEC>Service Now
20. Implement monitoring application upgrades	X	X	X
21. Provide infrastructure for monitoring tools’ upgrades as needed				X	X	X
22. Create, Maintain, Tune monitoring thresholds and overrides	X	X	X
23. Migrate monitoring agents as necessary to support infrastructure or application server changes.	X	X	X
24. Execute monitoring snoozes as requested to support planned and unplanned maintenance.	X	X	X
25. Troubleshoot monitoring snooze errors	X	X	X
26. All LS&Co. servers will be monitored proactively using the capabilities of existing infrastructure monitoring tools.	X	X	X
27. Implement Supplier Fixometic tool set increasing Self Help/Self Heal capabilities for improved operations management and Maintain runbooks of command center activities	X	X	X
28. BIR (Business Impact Reporting) notification. Supplier to perform reporting to LS&Co. senior management on business impacting issues	X	X	X
Batch Monitoring
29. Batch Service Level adherence	X	X	X
30. Job holds ( one time change)	X	X	X
31. Critical job monitoring	X	X	X
Incident Management
32. Incident detection & recording	X	X	X
33. Monitoring P1/P2 queues to look for high impact incident	X	X	X
34. Perform First Level Issue Resolution.	X	X	X
35. Incident Life Cycle management	X	X	X
36. Incident classification – As per LS&Co. policy	X	X	X
37. Investigation & Diagnosis- Diagnosis of Incident through appropriate questioning	X	X	X
38. Initial Support- Resolution of Standard Problems	X	X	X

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Principal Activity	Supplier			LS&Co.
using SOPs & Knowledge Base
39. Escalation- Escalate to Onsite Support or appropriate technology resolver group, Advance Notification of Critical Incidents	X	X	X
40. Incident Closure – Follow-up with support groups and close incident and after closure user acceptance	X	X	X
41. Serve as Communication Channel for Third Parties, Service Owners & Resolver Groups	X	X	X
42.    Provide Trend Analysis- Initiate appropriate Problem/ Change Management process on a periodic basis. Incident analysis (Top 10 list of alerts by CI & Events.)
-Reason for failures
-Caused by human error
-Length of downtime
	X	X	X
43. Drive global problem management -Business Impact determination -Root cause identification -Implementation of preventative measures - Execute Open Risk Reporting	X	X	X
44. Maintain (Create, Modify) run book documentation for all problem & incident management processes	X	X	X
45. Execute problem management for all business impacting tickets & repetitive P1 & P2 tickets	X	X	X
46. Supplier designated operations manager will decide on the required attendees who need to attend daily operations meeting	X	X	X
47. Manage global communications to LS&Co. stakeholders and support providers for P1/P2 outages	X	X	X
48. Lead Outage calls with resolver teams to restore service for all outages and business impacting incidents.	X	X	X
49. Maintain detailed incident analysis logs for all outages and business impacting incidents.	X	X	X
Access Management
50. Providing requisite access / rights	X	X	X

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Principal Activity	Supplier			LS&Co.
51. Approval and tracking of data center access for support personnel and Suppliers.	X	X	X
Continual Service Improvement
52. Service Measurement, Reporting & Improvements	X	X	X
Service Level Management
53. Service Levels Adherence	X	X	X
54. Manage Metrics (Job stats, P1/P2 KPI’s)	X	X	X
55. Lead daily OPS meeting	X	X	X
56. Lead Incident Outage Reviews	X	X	X
57.    Provide coordinator to manage the Tech Window calls to include shutdown, startup, and post-validation tasks. Tech Window Calls could be calls where coordination with multiple stake holders (Supplier, LS&CO, 3rd Party Supplier) would be required. Supplier will support this in an onsite/offshore model. The Coordinator will be taking calls from LS&Co. or Supplier designated office only. This resource must have proficient communication and project management skills.
	X	X	X

3.	SERVER MONITORING & MANAGEMENT
Server support Services includes but is not limited to activities associated with the day‑to‑day management of the Server computing environment, both physical and virtual, providing and supporting a stable infrastructure and effectively and efficiently performing operational and processing procedures so that Services meet or exceed the Performance Standards. In addition, the following table describes Server Support Services that Supplier will perform, as well as the related LS&Co. Responsibilities. An “X” is placed in the column under the Party that will be responsible for performing the task. Supplier responsibilities are indicated in the column labeled “Supplier.”
Wintel Support

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The Wintel support team will be responsible for administration of VMware, Windows servers, Blade Chassis, Virtual Connect switches, and supporting tools in LS&Co. environment. Supplier has vast experience in supporting:

▪	Supporting Virtualization platform VMware

▪	Multiple latest and legacy version of Windows including Windows 2000 server, 2003 server, NT, etc.

▪	Windows version upgrades to N or N-1 versions.

UNIX & Linux Support
These teams will be responsible for administration of UNIX-AIX, HP-UX, Linux and supporting tools servers in LS&Co. environment. Supplier has vast experience in supporting:

▪	Multiple latest and legacy version of Linux including SUSE, RHEL

▪	Latest and legacy versions of UNIX including IBM-AIX, HP-UX

▪	Linux and UNIX version upgrades to N or N-1 versions.

▪	Support in Re-plat forming of UNIX to x86 platforms

Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
Server Standards and Architecture	[****	****	****]	[****	****	****]*
1. Participate in, and recommend, architecture and standards	X	X	X
Engineering
1. Maintain implementation standards				X	X	X
2. Document and publish implementation standards
3. Ensure implementation standards are consistent with approved technology standards	X	X	X
4. Ensure adherence to standards	X	X	X
5. Manage exceptions to standards (one-offs)	X	X	X
6. Document, publish and maintain operational processes to support services	X	X	X
7. Review and approve exceptions to standards				X	X	X
8. Review and approve operational processes				X	X	X
Server Procurement

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
9. Manage Bid Process				X	X	X
10. Manage Supplier contracts/relationships	X	X	X
11. Maintain POs with Suppliers, place orders, monitor fulfillment				X	X	X
12. Manage invoice payment				X	X	X
13. Receive hardware, software and supplies in the data center, check for damage and reconcile to order/inventory	X	X	X
Server Configuration Management
14. Define standard server images to meet LS&Co. various computing environment requirements				X	X	X
15. Develop guidelines of how to build and configure servers and system images	X	X	X	X	X	X
16. Publish the content, configuration, and load parameters for each type of device in the LS&Co. IT environment of any LS&Co. master image for a device	X	X	X
17. Test, and publish the results of testing, the remote loading (Jump Start Procedure) test of each LS&Co. master image. Include Advanced troubleshoot further before escalating to L3.	X	X	X
18. Execute the Jump Start Procedure as requested by LS&Co.	X	X	X
19. Maintain the current version of each LS&Co. master image on a network accessible device	X	X	X
20. Maintain documentation of servers and system images	X	X	X
21. Develop/Define server/system images to meet changes in requirements				X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
22. Manage/maintain the build process to support the changes to server/system images	X	X	X
23. Continually update and maintain the CMDB for additions, changes and redeployments of all hardware and software based on the Supplier’s provided updates.				X	X	X
24. Monthly metric reporting to include license tracking, virtualization ratio, assets by region, OS, HW make/model, etc. utilizing the existing LS&Co. tools or processes	X	X	X
25. Track ,identify and remediate differences between implemented server configurations and LS&Co. approved configurations (e.g. version control)	X	X	X
Server IMAC (Install, Move, Add, Change)
26. Meet with customers (part of Business/application led Project support) to identify requirements, sizing, and costing of new and changes to existing environments.	X	X	X
27. Remote base server build and configuration - including operating system, utilities, and security per LS&Co. standards .Coordinate with other teams as necessary (changes, tasks, etc.)	X	X	X
28. Supplier will perform all the necessary activities to prepare a Server for decommission and disposal and coordinate with LS&Co. Supplier for the asset disposal	X	X	X
29. Provide the Supplier for physical asset disposal				X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
30. Provide access to application teams to perform install/troubleshooting as requested	X	X	X
31. DHCP server set up	X	X	X
32. Implementation and migration of system configurations, operating systems, utilities, security and LS&Co. applications	X	X	X
33. Participate in weekly CAB to represent changes/tasks being performed by Operations staff	X	X	X
34. Ensure systems are configured, tested and certified per agreed upon gate-keeping and QA process	X	X	X
35. Coordinate with hardware/software Suppliers as required to complete on-site build process	X	X	X
36. Manage delivery of new systems to designated locations and the server build process	X	X	X
37. Coordinate delivery of replacement systems to designated locations and the server build process and execute installation in Data Centers and Campus locations	X	X	X
38. Plan and execute move/add/change requests within autonomous change windows and freeze periods that will vary by application & business unit.	X	X	X
39.    Coordinate preparation with facilities, site IT or other third parties of physical site prior to installation of hardware - wiring, cabling, physical placement, rack requirements, etc. with escalation support by LS&Co.
	X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
40. Identify and perform all necessary backups for back out and recovery configurations prior to add/move/change request execution	X	X	X
41. Communicate any additional requirements to support move/add/ change requests	X	X	X
42. Coordinate functional testing with responsible LS&Co. staff or other providers after the add/move/change - verifying correctness of the change	X	X	X
43. Recertification of hardware after redeployment	X	X	X
44. Review server configuration requirements prior to execution of work order	X	X	X
45. Ensure servers are fully configured according to LS&Co. architectural design	X	X	X
Hardware Maintenance
46. Coordinate with hardware maintenance service provider to perform server and peripheral hardware maintenance services as needed	X	X	X
47. Identify ,coordinate and execute break-fix, and reconfiguration	X	X	X
48. Notify LS&Co./Facilities provider of planned site visits as needed	X	X	X
49. Coordinate warranty maintenance and replacements with third parties when applicable	X	X	X
50. Coordinate non-warranty maintenance and replacements with third parties when applicable	X	X	X
51. Coordinate in-scope hardware repair	X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
52. Review and approve replenishment requests				X	X	X
53. Abide by manufacturer warranty guidelines	X	X	X
Server Monitoring, Administration and Support
54. Populate and maintain LS&Co. owned Knowledge Base	X	X	X
55. Create and maintain operational process documentation	X	X	X
56. Print server queue management	X	X	X
57. Share and access management	X	X	X
58. Cluster administration and management (Incident, Problem, Change, and Configuration Management)	X	X	X
59. Active Directory administration and management (Incident, Problem, Change, and Configuration Management)	X	X	X
60. SCCM administration and management (Incident, Problem, Change, and Configuration Management)	X	X	X
61. Define monitoring conditions, event correlation rules, alerting thresholds and notification/escalation procedures	X	X	X
62. Provide daily monitoring 7 X 24 X 365 of hardware, OS, critical server processes, and other system software services such as: backup, file transfer, NTP, etc.	X	X	X
63. Provide daily representation in Operations calls to discuss outages and provide status on RCA	X	X	X
64. Monitor VMware host health	X	X	X
65. Installation of system monitoring tools agents	X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
66. First Level Troubleshooting and Ticket Handling	X	X	X
67. Problem Management, Root Cause Analysis etc.	X	X	X
68. Manage system monitoring tool thresholds	X	X	X
69. Implement continuous improvement program to include automated tasks/functions which are being performed manually	X	X	X
70. Recommend enhancements to improve the monitoring solution based on day to day observation and problem incidents experienced	X	X	X
71. Implement new system monitoring for problem incidents and non-impacting events (i.e. near misses) undetected by the monitoring service	X	X	X
72. Submit recommended system configuration improvements based on Incident Root Cause Analysis	X	X	X
73. Respond to automatic paging and escalations associated with server monitoring events	X	X	X
74. Provide notification of critical system monitoring event	X	X	X
75. Provide recovery assistance for applications	X	X	X
76. Resolve system problems	X	X	X
77. Log File maintenance and archival	X	X	X
78. Address audit Findings	X	X	X
79. Maintain directories, directory structures and naming conventions	X	X	X
80. Administer and manage batch processing activities, including: Administer and manage CRON jobs, Create, enhance and manage shell script	X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
81. Prioritize and schedule batch jobs to optimize use of processing windows	X	X	X
82. Engage technology Suppliers for problem and incident resolution, including opening tickets with other third party suppliers as required	X	X	X
83. Maintain 24x7 on-call schedule and provide 24x7 on-call support for escalation	X	X	X
84. Define health maintenance strategy for server environment including but not limited to monthly security patches, performance & maintenance patch bundles, etc.	X	X	X
85. Execute health maintenance strategy for server environment	X	X	X
86. Maintain firmware/driver currency of Servers and Peripheral hardware to LS&Co. defined standards	X	X	X
87. Configure monitoring settings or tools as specified in change requests	X	X	X
88. Proactively propose and implement monitoring as needed with existing tools	X	X	X
89. Evaluate, select and pilot monitoring technologies	X	X	X
90. Provide daily, full operational life cycle media management at LS&Co. DC. Include handling tape media onsite, and offsite, in accordance with LS&Co. policies and procedures	X	X	X
91. Perform the daily, weekly and other (as required) system backups and restores	X	X	X
Performance Tuning
92. Define key Application performance indicators (KPIs)				X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
93. Define key System performance indicators that map to application performance indicators	X	X	X
94. Establish baselines and repository of historical metrics for performance indicators	X	X	X
95. Troubleshoot, analyze and recommend changes based on performance against thresholds	X	X	X
96. Deliver optimal system performance	X	X	X
97. Identify, recommend & provide support for overall solution improvement and cost savings, e.g., server consolidation, virtualization	X	X	X
98. Scheduled and ad-hoc server health checks, server drive performance including remediation	X	X	X
99. Provide regular and ad-hoc performance reporting, including historical data reporting and trending, as well as direct access to reporting tools	X	X	X
100. Perform comparative analysis of performance data in support of configuration recommendations	X	X	X
Server Security
101. Attend security SWAT meetings as necessary	X	X	X
102. As identified or upon LS&Co. request, perform vulnerability mitigation	X	X	X
103. Define security requirements for server builds, including access control, server hardening, IDS/IPS sensors, etc.				X	X	X
104. Implement post OS hardening or OS changes to meet defined security requirements	X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
105. Annual review of baseline security requirements				X	X	X
106. Perform periodic and ad hoc health checks (re-certifications) of server security including remediation	X	X	X
107. Conduct Monthly review of security service effectiveness, including status on outstanding alerts, hardening and access control, defects, patch currency, violations, remediation plan updates	X	X	X
108. Review the results of quarterly security service audits and approve remediation plans				X	X	X
109. Execute and maintain security response plan	X	X	X
110. Report server policy compliance using Symantec CCS SM tool	X	X	X
111. Review and approve security response plan				X	X	X
112. Comply with LS&Co. security standard policies and processes	X	X	X
Patch Management
113. Attend monthly patch meetings and provide input and recommendations on risk ratings.	X	X	X
114. Perform Patching, Emergency Patch Management (VMware, HW, Windows, Unix and Linux)	X	X	X
115. Monitoring servers post patching to ensure operational integrity	X	X	X
116. Security patch preparation ( patch testing, Entering change tickets, Assigning appropriate tasks, Scheduling deployment in SCCM, Interacting with Customers, Tracking down approvals etc.)	X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
117. Supplier team will scheduled a patch at a specific time as agreed and approved by LS&Co	X	X	X
118. Frequency of patch update will be decided by LS&Co. CAB in consultation with Supplier				X	X	X
119. Apply all approved patches in the automated patch management tool	X	X	X
120. Scanning servers to ensure deployment is 100% successful	X	X	X
121. Reporting on the patch update	X	X	X
122. Applying Group policy for updating Windows update key on servers on the Organizational Units wherever it is not present	X	X	X
123. Deploying patches manually on cluster servers and all other servers that are not updated automatically / that require manual patching	X	X	X
124. Operating system service pack and security patch upgrades (Windows Servers)	X	X	X
Anti-virus Management for Servers
125. Apply AV software upgrades	X	X	X
Major Incident Management
126. Assess severity of outages to initiate major incident management process, is appropriate	X	X	X
127. Lead the incident management process	X	X	X
128. Notify major incident manager	X	X	X
Operating System Administration
129. Determine/Define initial optimal performance settings for O/S parameters (for new applications)				X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
130. Manage and configure optimal performance settings for O/S parameters	X	X	X
131. Monitor performance adjustments for impact on the application	X	X	X
132. Define and document OS maintenance plan	X	X	X
133. Manage O/S kernel parameters	X	X	X
134. Troubleshoot O/S problems and work with Supplier to resolve O/S issues	X	X	X
135. Perform O/S Upgrades	X	X	X
136. Create file systems and/or logical volumes	X	X	X
137. Define startup/shutdown procedures for O/S and other non-O/S software	X	X	X
138. Review and approve startup/shutdown procedures for O/S and other non-O/S software				X	X	X
139. Perform scheduled startup/shutdown of O/S, Hardware, and other non-O/S software	X	X	X
140. Perform ad-hoc startup/shutdown	X	X	X
141. System Load Test including Execution and Technical Analysis	X	X	X
142. Manage and Test of OS, BIOS and Firmware Patch and Updates; with LS&Co. approval on software version	X	X	X
143. Restart the Hardware and O/S after Failure	X	X	X
144. Manage User Accounts and Groups (AD and local)	X	X	X
145. Restart and notification after failure of applications	X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
146. Maintain Service Packs, Firmware, and Device Drivers at N-1 levels.	X	X	X
VMWare Host Management
147. Data store administration and management	X	X	X
148. VLAN administration and management	X	X	X
149. Maintain Host health	X	X	X
150. Perform migrations to/from clusters as necessary to support physical-virtual and virtual-virtual migrations	X	X	X
151. Incident, Problem, Change, and Configuration Management	X	X	X
152. Deploy new ESX hosts	X	X	X
153. Create new VM instances within host	X	X	X
154. Resize VM Resources on VM instances [user VMs / user requests, vCops reporting]	X	X	X
155. Migrate VMs across servers	X	X	X
156. Configure VMs with storage and back-ups	X	X	X
Failover Testing and Management
157. Develop & Define failover / high availability model for systems				X	X	X
158. Support failover / high availability model for systems	X	X	X
159. Create schedule for failover testing	X	X	X
160. Coordinate and support failover tests	X	X	X
161. Report on success or failure of failover testing	X	X	X
162. Correct configuration issues for high availability systems	X	X	X

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Server Support Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
Infrastructure Tools / Misc.
163. OS and server software package creation, testing, and deployments	X	X	X
164. Provide temporary access or oversight to application teams for purposes of SW troubleshooting, problem remediation, and installations	X	X	X

4.	BATCH JOB SCHEDULING & MANAGEMENT
Supplier Batch & Production Job Scheduling comprises of all the activities pertaining to running of jobs as per pre-defined schedules and ensuring that all the scheduled jobs are completed within the defined timelines. Features of these services are as provided below:

•	Monitoring batch job runs

•	Logging of incidents

•	Monitoring Job Failure only for Critical Applications (other job failures are managed by respective application teams)

•	Performing restart as per Standard operating procedures for job failures related to critical Applications

•	Notification and escalation to higher levels of support

•	Knowledge base maintenance and quality assurance initiatives

•
The Batch Job Integrators will liaise with customer application teams to define business requirements for Enterprise Job scheduling and associated technical requirements for the Schedulers. Once the business requirements have been defined, the Scheduler will schedule the job in the tools i.e. Tivoli Workload Scheduler.

•	Batch job related tickets will be handled based on the assigned priority.

The following table illustrates some of the indicative tasks and their owners for all job scheduling activities. This table is only a sample and will be fine-tuned based on the individual customer requirements and delivery model.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Infrastructure and Application Monitoring
1. Monitoring of Batch Jobs on LS&Co. systems	X	X	X
2. Running Jobs on Adhoc Basis (Unscheduled)	X	X	X
3. Killing / Re-Running of Jobs as per customer	X	X	X

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Principal Activity	Supplier			LS&Co.
request
4. Scheduling of New Jobs / Modifying existing Jobs	X	X	X
5. Batch Scheduling Tool installation	X	X	X
6. Migration from Chronological to Batch Scheduling Tool	X	X	X
7. Job Failure Debugging for Infrastructure related jobs	X	X	X
8. Scripting / Automation of Minor Tasks	X	X	X
9. Installing Batch Scheduling Agent	X	X	X
10. Batch Scheduling Tool Configuration	X	X	X
11. Performance Management for Batch Scheduling	X	X	X
12. Perform software upgrades for scheduling tool ( IBM TWS)	X	X	X
13. Patching on Batch Scheduling applications	X	X	X
14. Scripting / Automation of Major/ Complex Tasks	X	X	X
15. Recovery of Batch Scheduling Servers & Schedules from failure	X	X	X
16. Integration of Batch monitoring tools for auto ticketing. Support from LS&Co. would be required for any configuration changes to be done in Service Now for this integration	X	X	X	X	X	X
17. Planning and Implementing Security for Batch Scheduling Tools	X	X	X
18. Designing and Architecting Batch Scheduling Solution	X	X	X
19. Planning Architectural Changes	X	X	X
20. Monitoring of Batch Jobs on LS&Co. systems	X	X	X
21. Running Jobs on Adhoc Basis (Unscheduled)	X	X	X
22. Killing / Re-Running of Jobs	X	X	X
23. Scheduling of New Jobs / Modifying existing Jobs
24. Batch Scheduling Tool Installation	X	X	X
25. Migration from Chronological to Batch Scheduling Tool	X	X	X
26. Job Failure Debugging	X	X	X

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Principal Activity	Supplier			LS&Co.
27. Scripting / Automation of Minor Tasks	X	X	X
28. Remove/Delete jobs from the schedule upon request.	X	X	X
29. Execute special month end/year end processing as per standard process.	X	X	X
30. Manage scheduling changes to support daylight savings time changes	X	X	X
31. Create, maintain security within scheduling systems.	X	X	X
32. Request accounts as required to execute batch jobs	X	X	X
33. Create, Maintain documentation for scheduling including - overall landscape - scheduling systems - Job intra-relationships - Job definitions - Job runtime details	X	X	X
34. Maintain & Report license inventory for scheduling applications using existing LS&Co. Tool set or process	X	X	X
35. Coordinate with Suppliers on maintenance renewals.	X	X	X
36. Design & Implement solutions to minimize licensing requirements.	X	X	X
37. Work with LS&Co. leadership prior to implementing new solutions that could impact license counts.	X	X	X
38. Maintain monitoring thresholds and overrides	X	X	X
39. Migrate scheduling agents as necessary to support infrastructure or application server changes	X	X	X
40. Restart batch schedule as required to support unplanned system outages. Must have knowledge of job dependencies and intra-relationships.	X	X	X
41. Support TWS job modifications as required supporting planned system maintenance.	X	X	X

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Principal Activity	Supplier			LS&Co.
42. Modify jobs and schedules.	X	X	X
43. Manage daylight savings times job schedule changes	X	X	X

5.	STORAGE & DATA MANAGEMENT SERVICES
Storage and data management Services include but are not limited to activities associated with the provisioning and day‑to‑day management of the Server storage and data environment (e.g., direct access storage devices (DASD), redundant array of independent disks (RAID), storage area network (SAN), Network-attached storage (NAS), tape and optical), providing a stable supporting infrastructure and effectively and efficiently performing procedures so that the Services meet or exceed the Performance Standards. In addition, the following table describes Storage and Data Management Services that Provider will perform, as well as the related LS&Co. Responsibilities.

Storage and Data Management Services and Related LS&Co. responsibilities	Supplier			LS&Co.
Storage Architecture and Standards	[****	****	****]*	[****	****	****]*
1. Storage Area Network (SAN) requirements and design, including topology ([****]*), Hardware & software selection				X	X	X
2. Develop, document, publish and maintain LS&Co. Storage Technology Reference Architectures				X	X	X
3. Develop, document, publish and maintain LS&Co. Storage Technology Roadmaps				X	X	X
4. Ensure technology standards are consistent with approved LS&Co. enterprise architectures				X	X	X
5. Define Storage Area Network (SAN) implementation & configuration guidelines (HW & SW)				X	X	X
6. Participate in, and recommend storage architecture and standards	X	X	X
7. Review and approve Storage Area Network (SAN) implementation and configuration guidelines (HW & SW)				X	X	X
8. Define security hardening and access standards for storage infrastructure				X	X	X
9. Maintain documentation and implementation standards	X	X	X
10. Review and approve implementation standards				X	X	X

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Storage and Data Management Services and Related LS&Co. responsibilities	Supplier			LS&Co.
11. Ensure implementation standards are consistent with approved technology standards	X	X	X
12. Ensure adherence to standards and perform remediation	X	X	X
13. Manage exceptions and/or changes to standards	X	X	X
14. Review and approve exceptions to technology standards				X	X	X
Life Cycle Management
15. Determine asset (hardware and software) replacement cycle				X	X	X
16. Develop and review the criteria for determining replacement of assets				X	X	X
17. Coordinate, manage, and execute migrations and other associated tasks to support replacement of assets	X	X	X
18. Identify recurring equipment problems to enable refresh planning process	X	X	X
19. Identify and document migration requirements from old to new equipment	X	X	X
20. Recommend asset replacement and disposal process	X	X	X
21. Supplier will perform all the necessary activities to prepare Storage devices for decommission and disposal and coordinate with LS&Co. Supplier for the asset disposal	X	X	X
22. Provide the Supplier for physical asset disposal				X	X	X
23. Recommend appropriate third party hardware/software maintenance strategy	X	X
24. Establish/estimate/manage total life cycle cost of device				X	X	X
25. Evaluate new products for consolidation into standards				X	X	X
26. Advise of service & performance enhancements available through new products or upgrades	X	X	X
27. Periodic lifecycle strategy review (aligned with overall strategy), including but not limited to review of currency, minimal acceptable targets, platform direction, etc.	X	X	X

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Storage and Data Management Services and Related LS&Co. responsibilities	Supplier			LS&Co.
28. Review and approve the recommendations of the periodic lifecycle strategy reviews				X	X	X
29. Conduct quarterly periodic environment health reviews (including but not limited to currency of the assets)	X	X	X
30. Maintain SW/code levels at N-1 levels	X	X	X
Storage Monitoring and Reporting
31. Define storage monitoring conditions, correlation rules, alerting thresholds, and notification/escalations procedures	X	X	X
32. Review and approve storage monitoring conditions, correlation rules, alerting thresholds, and notification/escalations procedures				X	X	X
33. Provide proactive monitoring and failure detection of storage environment, including hardware, capacity, data availability and performance, basic SAN fabric Monitoring, Performance Monitoring etc.	X	X	X
34. Respond to automatic paging associated with predetermined events	X	X	X
35. Installation, integration and on-going maintenance of storage infrastructure monitoring tools with the LS&Co. Enterprise Monitoring Framework	X	X	X
36. Recommend enhancements to improve the monitoring solution based on day to day observation and problem incidents experienced	X	X	X
37. Resolve storage environment problems	X	X	X
38. Instrument new system monitoring for problem incidents and non-impacting events (i.e. near misses) undetected by the monitoring service	X	X	X
39. Recommend changes to storage configurations when determined necessary	X	X	X
40. Attend weekly CAB meeting to represent all change/task assignments	X	X	X
41. Provide notification of critical system monitoring events	X	X	X
42. Provide recovery assistance for applications	X	X	X
43. Engage technology Suppliers for problem and incident resolution, including opening tickets as	X	X	X

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Storage and Data Management Services and Related LS&Co. responsibilities	Supplier			LS&Co.
required
44. Maintain 24x7 on-call schedule and provide 24x7 on-call support for escalation	X	X	X
45. Evaluate and pilot monitoring technologies	X	X	X
46. Implement monitoring technologies	X	X	X
47. Operate monitoring technologies within the LS&Co. Support processes	X	X	X
48. Monitor backups and correct any abends	X	X	X
49. Monitor server side data error logs	X	X	X
50. Report on storage configuration & usage on a per system, application or per user basis (applies to disk and tape storage)	X	X	X
Storage Administration
51. Troubleshooting and Ticket Handling	X	X	X
52. LUN/RAID management	X	X	X
53. Fabric Zone Management	X	X	X
54. Snapshot Management (Array, VMware, etc.)	X	X	X
55. HBA Configuration and decommissioning	X	X	X
56. Management of all storage devices (Data Archive devices, Array, NAS, Switches, etc.)	X	X	X
57. Populate and maintain LS&Co. owned Knowledge Base	X	X	X
58. Create and maintain operational process documentation	X	X	X
Performance Tuning
59. Define performance indicators and monitor performance against these indicators	X	X	X
60. Establish baselines and repository of historical metrics for performance indicators	X	X	X
61. Identify source and/or destination of abnormal I/O or throughput on storage subsystems, notify LS&Co. and resolve the issue through problem management	X	X	X
62. Troubleshoot, analyze and recommend changes based on performance against thresholds	X	X	X
63. Ensure optimal system performance	X	X	X
64. Review traffic volumes and patterns	X	X	X

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Storage and Data Management Services and Related LS&Co. responsibilities	Supplier			LS&Co.
65. Scheduled and ad-hoc storage health checks including remediation	X	X	X
66. Advise of required or recommended system configuration changes	X	X	X
67. Advise of performance enhancements available through new products or upgrades	X	X	X
68. Provide regular ad-hoc performance reporting, including historical data reporting and trending, as well as direct access to reporting tools	X	X	X
69. Perform comparative analysis of performance data in support of configuration recommendations	X	X	X
70. Install, configure and maintain any required performance management tools	X	X	X
Storage Optimization
71. Proactively identify opportunities for storage optimization	X	X	X
72. Proactively make recommendations on identified opportunities	X	X	X
73. Provide monthly metric reports to indicate health and performance. Remediate as necessary.	X	X	X
Storage Adds, Moves, Changes, Redeployments
74. Coordinate move, add, change, redeployment, installation requests, within approved change windows, such as Storage Arrays, switches and capacity upgrades	X	X	X
75. Coordinate the preparation of the facility prior to the installation, move or redeployment of an asset	X	X	X
76. Coordinate with hardware/software Suppliers as required to complete build process	X	X	X
77. Perform necessary backups of data files prior to adds/moves/ changes	X	X	X
78. Schedule work activities to minimize impact to business operations	X	X	X
79. Communicate any additional requirements to support the move/add/change	X	X	X
Storage Hardware Maintenance
80. Coordinate onsite / dispatch by Supplier technicians	X	X	X

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Storage and Data Management Services and Related LS&Co. responsibilities	Supplier			LS&Co.
hardware maintenance service provider to perform storage hardware maintenance services as needed
81. Notify LS&Co. facilities of planned site visits as needed	X	X	X
82. Coordinate warranty maintenance and replacements with third parties when applicable	X	X	X
83. Perform manufacturer prescribed preventive maintenance	X	X	X
84. Provide sufficient and securable cabinets to store reference material and spare parts used for servicing on LS&Co. premises.				X	X	X
85. Coordinate hardware troubleshooting	X	X	X
86. Coordinate in-scope hardware repair	X	X	X
87. Obtain firmware and software fixes	X	X	X
88. Implement firmware and software fixes	X	X	X
89. Maintain and coordinate adequate spare parts inventories to perform storage hardware maintenance				X	X	X
90. Abide by Original Equipment Manufacturer (OEM) guidelines	X	X	X
91. Coordination of planned power maintenance activities	X	X	X
92. Backup data and configurations, as required, prior to maintenance services	X	X	X
93. Apply software fixes, updates and patches for the storage products and operational tools	X	X	X
94. Provide technical product support for storage systems hardware and software	X	X	X
Configuration Management
95. Document, maintain and execute configuration management processes and ensure they are consistently followed	X	X	X
96. Review and approve configuration management processes				X	X	X
97. Maintain storage system configurations documentation	X	X	X
98. Configure Virtual SANs, Zones and LUNs	X	X	X

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Storage and Data Management Services and Related LS&Co. responsibilities	Supplier			LS&Co.
99. Define configuration items to be captured in Documentation/CMDB	X	X	X
100. Continually update and maintain the Documentation/CMDB for all storage-related hardware and software	X	X	X
101. Provide an integrated change and configuration management plan/process - interface control for change, release and configuration management	X	X	X
102. Review and approve change and configuration management plan/process				X	X	X
103. Provide adequate configuration control in all areas	X	X	X
104. Support a configuration/asset management database (tools, technology and processes)	X	X	X
Failover Testing and Management
105. Design failover/high availability architecture				X	X	X
106. Implement failover / high availability model for systems	X	X	X
107. Create schedule for failover testing and execute failover testing working with other service lines as needed	X	X	X
108. Support failover tests	X	X	X
109. Report on success or failure of failover testing	X	X	X
110. Correct configuration issues for high availability systems	X	X	X
111. Define and develop storage replication models				X	X	X
112. Review and approve storage replication models				X	X	X
113. Implement storage replication models	X	X	X
114. Monitor storage replication processes	X	X	X
115. Correct storage replication issues	X	X	X

6.	DISASTER RECOVERY SERVICES

Disaster Recovery Services	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
1. Maintain field site recovery bins at Data centers &	X	X	X

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Disaster Recovery Services	Supplier			LS&Co.
Campus Locations with necessary utilities to be able to recover systems. Recovery bins typically include the following ([****]*)
Also Supplier will create a DR bins and send it to locations where LS&Co. admin/staff can help in storing/maintaining it

2. Develop DR strategy				X	X	X
3. Develop and maintain comprehensive DR plan as it relates to all disciplines in this SOW	X	X	X
4. Review and approve DR plan				X	X	X
5. Maintain DR environment	X	X	X
6. Coordinate DR testing	X	X	X
7. Perform DR testing	X	X	X
8. Execute DR Procedures	X	X	X
9. Provide backup, business continuity and disaster recovery procedures	X	X	X
10. Execute back-up, business continuity and disaster recovery procedures	X	X	X
11. Provide proactive reporting, analysis and solutions	X	X	X
12. Build out DR environment.	X	X	X
13. Develop & Maintain DR test procedures	X	X	X

7.	BACKUP, RECOVERY, RETENTION & ARCHIVAL MANAGEMENT
Backup, Recovery, Retention & Archival Services include but are not limited to activities associated with the day‑to‑day management of the backup and archival environment (e.g., Backup Infrastructure (Tape drives, Disk, De-dup appliance, archival appliance, SAN infrastructure), providing a stable supporting infrastructure and effectively and efficiently performing procedures so that the Services meet or exceed the Performance Standards. In addition, the following table describes backup, recovery, retention & archival management Services that Provider will perform, as well as the related LS&Co. Responsibilities.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Backup & Restore
1. Manage and respond to litigation / e-discovery requests	X	X	X
2. Monitoring of Backup and Restores	X	X	X
3. Monitoring of Drives / Robots	X	X	X

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Principal Activity	Supplier			LS&Co.
4. Performing Adhoc Backups	X	X	X
5. Inserting/ Ejecting Media	X	X	X
6. Planning and maintaining appropriate levels of Scratch Media	X	X	X
7. Assist in developing, revising, documenting and implementing Magnetic tape library procedures	X	X	X
8. Scheduling of New Backups/ Modifying existing Jobs	X	X	X
9. Performing Restores	X	X	X
10. Backup agents Installation	X	X	X
11. Debugging Backup Failures	X	X	X
12. Scripting / Automation of Minor Tasks	X	X	X
13. Identify tape-related production problems, fix them	X	X	X
14. Installing Agents, to include upgrades/repair	X	X	X
15. Planning Backup Policies and Storage Units, Pools	X	X	X
16. Tape Library Configuration and Administration	X	X	X
17. Online Backups for Databases, Mail Servers etc.	X	X	X
18. Backup Tool Configurations	X	X	X
19. Performance Management for Backup/Restore	X	X	X
20. Maintain backup schedule configuration items in the Configuration Management Database.	X	X	X
21. Optimizing Media Consumption	X	X	X
22. Upgrading Versions	X	X	X
23. Patching on Backup/Restore Tool	X	X	X
24. Scripting / Automation of Major/ Complex Tasks	X	X	X
25. Recovery of Backup/Restore Servers from failure	X	X	X
26. Restore from Legacy archive tape media using EMC Legato			X
27. Integrating with other tools: Enterprise Management Systems	X	X	X
28. Planning and Implementing Security for Backup & Restore Tools	X	X	X

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Principal Activity	Supplier			LS&Co.
29. Monitoring of Backup and Restores	X	X	X
30. Monitoring and managing data replication	X	X	X
31. Monitoring and managing data archive to include software and hardware	X	X	X
32. Monitoring of Drives / Robots	X	X	X
Backup Management
33. Manual Triggering of backups which are not triggered automatically	X	X	X
34. Trouble Shooting for the failure jobs	X	X	X
35. Resubmitting the jobs depending upon error	X	X	X
36. Ensuring the Jobs Completion	X	X	X
37. Scheduling Backup jobs	X	X	X
Restoration Management
38. Performing Restorations from backups	X	X	X
39. Performing Disaster recovery process	X	X	X
Media Management
40. Tape Capacity Monitoring	X	X	X
41. Replacing bad and damaged tapes in the tape library	X	X	X
42. Performing Tape inventory before any backup	X	X	X
43. Loading and unloading tapes in the tape library	X	X	X
44. Relocating the tapes to offsite location	X	X	X
45. Prepare tapes for daily offsite transport	X	X	X
46. Supplier will coordinate with existing LS&Co. Tape vaulting Suppliers for tape movement to vaulting locations.	X	X	X
47. Availability of tape vaulting Suppliers at locations where tape vaulting is required and contracting signing with 3rd party Suppliers lies with LS&Co.				X	X	X
48. Maintaining tape and library inventory	X	X	X
Tape Device Management
49. Checking connectivity between server, client, Storage etc.	X	X	X
50. Installing new Tape Library	X	X	X

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Principal Activity	Supplier			LS&Co.
51. Coordinate with Supplier for H/W replacements	X	X	X
52. Coordinate with Supplier for the Firmware up gradation	X	X	X
53. Reconfiguration of Tape library	X	X	X
Backup Server Management
54. Installing new Backup Servers	X	X	X
55. Installing new Backup HW appliances	X	X	X
56. Reconfiguration of Backup server and/or backup appliance	X	X	X
57. Backup Integration & Implementation	X	X	X
Backup Monitoring
58. Monitoring the Jobs	X	X	X
59. Creating daily,weekly,monthly and yearly backup report	X	X	X
60. Monitoring duplication process and catalog backup	X	X	X
61. Metrics reporting (consecutive failure report, Top 10 list, success rates, dedupe rate, job counts, tape consumption, tape inventory etc.)	X	X	X
62. Populate and maintain LS&Co. owned Knowledge Base	X	X	X
63. Create and maintain operational process documentation	X	X	X

8.	DATABASE MONITORING & MANAGEMENT
Database management Services includes activities associated with the management of LS&Co. Database instances providing a stable supporting infrastructure and effectively and efficiently performing procedures so that the Services meet or exceed the Performance Standards. In addition, the following table describes Database Management Services that Supplier will perform, as well as the related LS&Co. Responsibilities.

Database Management Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
1. Define database standards and architecture				X	X	X
2. Recommend database standards and architecture	X	X	X

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Database Management Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
3. Maintain database standards and architecture	X	X	X
4. Participate in database design and review	X	X	X
5. Define requirements for physical database consolidation				X	X	X
6. Execute physical database consolidation per LS&Co. requirements	X	X	X
7. Participate in, and recommend, backup and recovery procedures (rows 7 to 12)	X	X	X
8. Define and implement LS&Co. requirements for database backup and recovery	X	X	X
9. Implement LS&Co. requirements for application database disaster recovery				X	X	X
10. Define requirements for specialized backup services such as backup to disk, virtual tape backups	X	X	X
11. Define & Implement database backup data requiring long term retention and for data requiring archiving	X	X	X	X	X	X
12. Define requirements for specialized storage services related to databases				X	X	X
13. Define requirements for different storage tiers for new or additional database requests				X	X	X
14. Define initial network (LAN and/or WAN) bandwidth requirements for database				X	X	X
15. Review and approve requirements documents for item nos. 2, 5-12				X	X	X
16. Define performance requirements for different databases				X	X	X
17. Ensure technology standards are consistent with LS&Co. approved architectures	X	X	X
18. Participate in developing and maintaining implementation standards	X	X	X
19. Review and approve implementation standards				X	X	X
20. Document and publish implementation standards	X	X	X
21. Ensure implementation standards are consistent with approved technology standards	X	X	X
22. Ensure adherence to standards	X	X	X

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Database Management Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
23. Manage exceptions and/or changes to standards	X	X	X
24. Review and approve exceptions				X	X	X
25. Document, publish and maintain operational processes to support services	X	X	X
26. Provide support for advanced database features such as database mirroring, log shipping, Always On, etc.	X	X	X
27. Install and configure database client tools to support application requirements	X	X	X
Capacity Planning
28. Participate in, and recommend, capacity planning	X	X	X
29. Define key business metrics or indicators that drive database utilization				X	X	X
30. Identify key system metrics or indicators that drive capacity planning process	X	X	X
31. Collect capacity and performance data	X	X	X
32. Regular proactive analysis of capacity and utilization data	X	X	X
33. Provide exception notification and reporting on an on-going basis	X	X	X
34. Review and approve exceptions				X	X	X
35. Prepare and Lead quarterly capacity reviews, covering but not limited to: current period growth, trends, next period forecast, concerns and replenishment recommendations	X	X	X
36. Define rapid or on-demand capacity provisioning strategy, including methodology for maintaining surplus capacity	X	X	X
37. Review and approve provisioning strategy				X	X	X
38. Provide capacity replenishment recommendations in line with quarterly capacity reviews and on-demand provisioning strategy	X	X	X
39. Provide access to real-time capacity metrics and ad-hoc capacity planning reports	X	X	X
40. Capacity planning tool selection	X	X	X
41. Review and approve capacity planning tool selection				X	X	X

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Database Management Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
42. Define process for adding additional capacity				X	X	X
43. Review and approve process for adding capacity				X	X	X
44. Maintain custom scripts for database maintenance and reporting	X	X	X
Operations Management
45. Install, configure, patch and perform minor /major upgrades to databases	X	X	X
46. Provide Assistance in Load Test	X	X	X
47. Create tables and indexes per application requirements	X	X	X
48. Plan, schedule and coordinate with all LS&Co. stakeholders around database patching activities	X	X	X
49. Monitor, diagnose and resolve database issues related to but not limited to installation, configuration and performance	X	X	X
50. Suggest implementation of appropriate database management tools across all database instances.	X	X	X
51. Support and execute data export and import requirements	X	X	X
52. Create copies of data/ databases as requested	X	X	X
53. Perform database refresh	X	X	X
54. Create and maintain database links	X	X	X
55. Plan table space reorganization	X	X	X
56. Execute table space reorganization	X	X	X
57. Monitor and manage database space	X	X	X
58. Maintain database inventory and license utilization	X	X	X
59. Create and maintain indexes per LS&Co. requirements	X	X	X
60. Support database hot backups	X	X	X
61. Create and manage database security and user permissions	X	X	X
62. Review and approve database security configurations/changes				X	X	X
63. Create and manage database user ids	X	X	X
64. Configure and manage database audit profiles	X	X	X

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Database Management Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
65. Perform database recovery as needed	X	X	X
66. Perform database tuning on an ongoing basis	X	X	X
67. Perform database maintenance per LS&Co. requirements and schedule	X	X	X
68. Assist application debugging utilizing database logs and traces	X	X	X
69. Recommend database performance improvement measures on an ongoing basis	X	X	X
Database Configuration Management
70. Define standard database configurations to meet LS&Co. various computing environment requirements				X	X	X
71. Reviews and approve database configuration standards				X	X	X
72. Maintain documentation of servers and database configurations	X	X	X
73. Continually update and maintain the documentation/CMDB for additions, changes and redeployments of database hardware and software	X	X	X
74. Track and identify differences between implemented server configurations and LS&Co. approved configurations (e.g. version control)	X	X	X
75. Maintain previous working state for database configurations for potential restoration	X	X	X
76. Configure the database so that applications software is able to perform per service levels	X	X	X
77. Ensure standards are consistent with approved architectures	X	X	X
78. Maintain exceptions to standards	X	X	X
79. Review and approve exceptions to standards				X	X	X
80. Evaluate any required non-standard products per business requirements	X	X	X
81. Reviews and approve any non-standards products				X	X	X
82. Perform database shutdowns and restarts and other maintenance activities as required.	X	X	X
83. Support data loading in Pre-Prod environments	X	X	X

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Database Management Services and Related LS&Co. Responsibilities	Supplier			LS&Co.
84. Populate and maintain LS&Co. owned Knowledge Base	X	X	X
85. Create and maintain operational process documentation	X	X	X

9.	MIDDLEWARE (WEB) MANAGEMENT & SUPPORT
Web management Services includes activities associated with the management of LS&Co.’s Web server environments providing a stable supporting infrastructure and effectively and efficiently performing procedures so that the Services meet or exceed the Performance/Availability Standards.

•	Must have in depth knowledge of the following technologies

◦	Server Operating Systems ([****]*)

◦	HTTP Server ([****]* server)

◦	Application Server ([****]*)

◦	Amazon ([****]*)

◦	[****]* Content Delivery Network ([****]*)

◦	[****]* Local Traffic Manager

Middleware (Web) Management & Support	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Monitoring
1. Web/App Server Monitoring using enterprise tools	X	X	X
2. Web/App Server Monitoring using existing scripts	X	X	X
3. Monitoring Connection Pools	X	X	X
4. Monitoring JMS Queues	X	X	X
5. Monitoring CPU utilization	X	X	X
6. Monitoring File Systems used by web/App servers	X	X	X
7. Monitoring various Web/App server Processes	X	X	X
8. Monitoring Log files (Access Logs, Error Logs, system Logs) Errors	X	X	X
9. Event Monitoring	X	X	X
10. Documented activates (SOP)	X	X	X

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Middleware (Web) Management & Support	Supplier			LS&Co.	Middleware (Web) Management & Support
Administration/Troubleshooting
11. Java/Admin Console Administration	X	X	X
12. Patch Administration	X	X	X
13. Log file administration	X	X	X
14. Web/App server Domain/Instance creation	X	X	X
15. Web/App server Performance Monitoring	X	X	X
16. Web/App server Performance Tuning	X	X	X
17. Deploying Applications	X	X	X
18. App Server Crash Dump Analysis	X	X	X
19. DNS management internal/external	X	X	X

10.	PROJECT SUPPORT
Any Infrastructure led Activity in the above roles & responsibility matrix stated in this Statement of work such as Major upgrades, gathering of new business requirements, migrations, Hardware refresh’s, Evaluation of new tools & technologies would be considered as part of project support.. All project work related to business or application demand shall be excluded from this section.

Example of future projects identified by LS&Co.

1.
LS&Co. engineering is working on a strategy to simplify our branch office strategies. Under this new model all data would be centralized at regional datacenter locations by implementing VMware and WAN Accelerators to cache data locally in the field sites. Supplier will be expected to lead the implementation and data migrations

2.	Meet with customers to identify requirements, sizing, and costing of new and changes to existing environments (example of a business/application led project)

3.	Implementation of SAP HANA and Sybase IQ

Projects performed by Supplier will fall into one of the following categories:

•	Steady State Projects

•	Project Pool Hour Projects

•	Major Projects

1.STEADY STATE PROJECTS
Steady State Projects are Projects of less than or equal to 40 hours that:
0

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•	Are capable of being performed by the Steady State Staff (i.e., the Steady State Staff possess the appropriate skillsets to perform the Project); and

•
Will not impact Supplier’s ability to meet applicable Service Level Agreements, as mutually agreed by the Parties’ respective Service Tower leads, taking into account the current and planned workload capacity of the applicable Steady State Staff resources).

•	The total hours allocated to Steady State Projects in any given month cannot exceed 5% of the then current total monthly Steady State Staff FTE hours allocated for each Service Tower

Examples of work performed as Steady State Projects are system upgrades, hardware and software refreshes, and equipment installations and modifications across Service Towers. The total hours allocated to Steady State Projects in any given month cannot exceed 5% of the then current total monthly Steady State Staff FTE hours allocated for each Service Tower (the “Steady State Cap”). For example, if there are 20 FTEs comprising the Steady State Staff for SOC Services, the Steady State Cap for the SOC Service Tower for the month would equal 3,200 hours x 5% = 160 (assuming a 4 week month at 40 hours/week). LS&Co. will not receive an invoice credit if the hours used for Steady State Projects for a given month are less than the Steady State Cap.

Steady State Projects are included in the Base Fees and will not incur additional charges. LS&Co. may, in its discretion, allocate Project Pool Hours for the completion of any Steady State Project in excess of the Steady State Cap. LS&Co. may not split a longer duration Project (i.e., a Project in excess of 40 hours) into multiple smaller Projects in order to use up any unused hours for the month.

The prioritization of Steady State Projects will be handled by the Operating Committee as part of the Services Governance between LS&Co. and Supplier If LS&Co. determines that a Steady State Project will take priority over achievement of a Service Level Agreement for a given month, LS&Co. will issue a written Service Level exception to the Service Provider.
The total projects hours available from the steady state resource pool is 1500 hrs./year spread evenly across each month
2.PROJECT POOL HOURS PROJECTS
Project Pool Hours Projects are Projects greater than 40 hours in duration that are performed by the Project Pool Staff. Project Pool Hours Projects may also include Projects of equal to or less than 40 hours in duration that exceed the Steady State Cap.

These will be further sub-divided into

a)	Infrastructure led projects

Supplier will provide the infrastructure Project Pool hours to LS&Co. each year for a 5 year period, based on the Project forecasts provided by LS&Co. Currently this pool constitutes of 12,000 for server/storage, and 4,000 Hours for database projects i.e., a total of 16000 project hour/year that can be leveraged for infrastructure-led projects This Project Pool will be available based on priorities established by LS&Co. and communicated to Service Provider on a weekly basis. Service Provider will provide an estimate of the Project Pool hours required for each Project Pool

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Hours Project by Skillset Category for review and approval by LS&Co.  LS&Co. will draw down these hours over time, and such use will be reported by Service Provider on a monthly basis.

Service Provider will initially allocate resources to the Project Pool Staff in accordance with the hours per Skillset Category as agreed below. Any skillset required outside of the Skillset Categories will be made available to LS&Co. outside of the Project Pool, in accordance with the rate card submitted..

Currently the pool is planned to have following resources

•	Westlake - Infrastructure Architect – 2

◦	1 FTE – Windows skill set

◦	1 FTE – Linux / Unix skill set

•	India – Project Resource – 5.5

o	Windows and VM Ware – 1.5

o	Linux – 1

o	Storage – 1

o	Oracle and SQL – 2

•
Apart from the above 14,560 hrs. annually. As dedicated for only projects, there is an additional 1,500 hrs. annually for projects under SOC support which can be utilized within the steady state resource pool

b)	Business/Application-led projects

This pool is to meet with customers/application teams to identify requirements, sizing, and costing of new and changes to existing environments. Any application-led projects which can be covered within the 16,000 hours/ year mentioned under infrastructure-led projects will not lead to additional cost. However if the demand from the application-led project exceeds the 16,000/year project hours, the same will be performed as a separate project under time and material using the project rate card

3.MAJOR PROJECTS
Major Projects are Projects that do not meet the conditions for the Steady State Projects or the Project Pool Hours Projects. Major Projects are not included in the Base Charges. For each Major Project requested by LS&Co, Supplier will prepare a proposal based on the requirements and scope of work defined by LS&Co. and will include an estimate of the charges for such Major Project. The Parties will enter into a separate Work Order with respect to any Major Project approved by LS&Co.

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11.	CONTINUOUS IMPROVEMENT

•
Supplier will leverage automation to implement self-healing as part of service delivery improvement and will identify and automate 5 items per year to address incidents.
LS&Co. engineering will be expanding environment to increase virtualization ratio by 10% year over year. Supplier will be expected to lead the migrations from physical systems in order to meet this goal. We expect to hit 90% by end of 2015, and 100% by end of 2016.

•	Supplier will develop a comprehensive on-boarding process to bring new resources up to speed quickly without disruption to LS&Co.’s operations or internal resources.

•	Supplier will provide Supplier training to keep skills current. As new/upgrade technologies are implemented Supplier will ensure staff is trained to support

•
Assist in developing and updating the long-range, comprehensive plan for LS&Co. Systems, processes, technical architecture and standards. While LS&Co. will be primarily responsible for this plan, the Supplier will serve as a key collaborator.

•
Assist in projecting future volume, technology, and geographic changes that could impact LS&Co. Systems and technical architecture, including any outputs from the Capacity Management, Availability Management and Demand Management Processes.

•	Identify & Implement candidates and requirements for the deployment of new technology or the automation of tasks associated with the Services and/or LS&Co. Business processes and Business Services.

•	Proactively submit proposals regarding new technology and automation to LS&Co. for its review and approval.

•	Proactively seek to automate manual tasks associated with the Services and advise LS&Co. of such opportunities.

•	Support LS&Co. in the discussion and presentation of potential new technology product and service offerings to Authorized Users.

•	Facilitate and encourage active cross-functional, cross-group, and cross-location coordination and communication related to new technology and automation.

•
Proactively identify strategies and approaches for future IT service delivery that the Supplier believes will provide LS&Co. with competitive advantages and that may result in increased efficiency, effectiveness, performance, or cost savings.

•	Help to specify the Equipment and Software architecture and standards, and participate in continuously keeping LS&Co. technical architecture current.

•	Identify industry and technological trends that may impact LS&Co. plan.

•	Identify and track regulatory issues/changes that may impact LS&Co. plan.

•	Gather and incorporate the data and lessons learned from the operating Environment that may impact LS&Co. plan.

•	Perform trend analysis from the resource consumption data to project future demand that may impact LS&Co. plan.

•
Cooperate with LS&Co. in researching and implementing automated tools to improve Service Levels and/or performance of the distributed computing environment (including end-to-end performance associated with the server, networks, and End-User Computing (EUC) environments). Tool selection will be in accordance with LS&Co. standards and technical architecture.

•	Annual incident ticket volume per discipline should incur 5% reduction per calendar year.

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MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.3.5
DESCRIPTION OF SERVICES – INFORMATION TECHNOLOGY SERVICES
SERVICE DESK

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1.	Introduction
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.
Without limiting Section 3.1 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “X” in the column labeled Supplier).

2.	Service Desk Description
Supplier as a Service Provider to LS&Co. will provide Global Tier 1 IT Service Desk Services to LS&Co. identified Corporate and Retail IT Users.

The following items outline the primary goals for the Global IT Service desk:

1)	Listen to the customer’s incident / request. Communicate with them in a manner that the incident / request are understood and will make an attempt to resolve the reported incident / request.

2)	Document the incident/request in the LS&Co. Service Management system, while collecting/validating their data.

3)
For Incidents, refer to the established knowledge base to review solutions for the problem.  Check to determine if there’s a known outage / service impact that the customer may be reporting.  Work with the customer on the phone to execute the solution.  This may include remotely administering their computer, with the customer’s permission.  Check with the customer to validate the solution has taken place and that they are satisfied with the solution.

4)
For requests, refer to the established knowledge base to review solutions to satisfy the request.  Check with the customer to validate the solution has taken place and that they are satisfied with the solution.

5)
If the customer incident/ request comes in via other methods (i.e. Instant Message, Email, etc.), use Step 3 and execute the same, calling the customer to complete their request or fix their incident.  If there’s enough information via the other communication, the solution may be executed before a call is made.

6)
The expectation is that incidents are resolved on first contact, meaning the customer remains on the phone with the technician while the incident is resolved. Escalations to higher levels must take place within 30 minutes of customer contact.

7)
The expectation is that requests are resolved on first contact, meaning the customer remains on the phone with the technician while the request is fulfilled.  Escalations to higher levels must take place within 30 minutes of customer contact.

2.1	HOURS OF COVERAGE
Service Desk hours of coverage are 24 x 7, 365 days (English)

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3.	Scope of Services
3.1    General Services

Account Management	Supplier	LS&Co.
1 Provide single point of contact and coordination for LS&Co. IT Incidents, Inquiries and Requests for Service.	X
2 Manage the day-to-day performance of the Service Desk team members.	X
3 Responsible for fulfilling Service Level Agreements and overall Service Desk performance.	X
4 Establish and execute a clear escalation process.	X
5 Provide recommendations on process improvements. Part of overall continuous improvement program.	X
6 Proactively review knowledge to ensure accuracy. Validate knowledge accuracy with Service Owners.	X
7    Manage end-to-end monitoring to ensure incidents are being handled in a timely manner, and fulfillment of requests are handled in a timely manner. Includes ensuring the same for those incidents or requests assigned outside of Level 1.
X
8 Provide single point of contact and coordination for LS&Co. IT Incidents, Inquiries and Requests for Service.	X
9 Manage the day-to-day performance of the Service Desk team members.	X
10 Responsible for fulfilling Service Level Agreements and overall performance.	X

Communication	Supplier	LS&Co.
11 Single contact point through multiple channels; toll-free number, Web Portal, Chat, Email	X
12 Provide the infrastructure for the call recording, call monitoring and ACD	X
13 Design & Manage an IVR/ACD process such that LS&Co. defined touch, or voice prompts are implemented, managed and changed as approved by LS&Co.	X
14 Approve IVR/ACD call prompts and standard messages		X
15 Provide telecommunications infrastructure to support voice and data communications between Service Desk and end-users.	X
16 Provide toll free numbers for all in scope countries/locations (where applicable is mutually agreed on between the parties).	X
17 Provide toll free numbers for LSA – North America and Canada		X
18 Ensures communication takes place with all parties where responsibility for resolving an Incident is in dispute, to ensure agreement is reached.	X
19 Issue broadcasts or other notices to provide status updates as required for planned and unplanned events (end-user impact)	X
20 Notify affected end-users of the progress on their reported Incident or Request	X
21 Communicate status to requestors of Incident or Request tickets. Set	X

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Communication	Supplier	LS&Co.
customer expectation in regards to SLA and communicate if agreement will not be met.
22 As a part of the operations if there is any new addition to the support environment for example a new Application or a device, then the Service Desk will inform the relevant groups	X
Maintain a continuous improvement program. Tied to specific time-bound objectives and results, includes but not limited to the following:

Continuous Improvement	Supplier	LS&Co.
23 Audit performance results & operations monthly.	X
24 Identify solutions that minimize the need to contact the Service Desk (e.g. additional End-User training, self-help opportunities, root cause analysis).	X
25 Work with IT Service Desk operational and technical staff to identify solutions that minimize the need to contact the Service Desk	X
26 Identify and report on all tickets that were not correctly managed. (i.e. Assignment, Cause, Classification, Documentation, Escalation, Prioritization, Routing, etc.)	X
27 Ensure first contact ticket resolution accuracy. Are tickets that are being transferred to Level 2 truly not resolvable by first contact? Sample 2% of tickets monthly.	X
28    Identify opportunities to support the Shift-Left strategy through automation of current services being performed at L1 or identify services being performed at L2/3 that could and should be moved to L1.
X
29 Audit performance results & operations monthly.	X

Customer Satisfaction	Supplier	LS&Co.
30 The service desk is responsible for confirming the client is satisfied	X
31 Verify acceptance of Services by seeking end-user confirmation results and level of satisfaction using established procedures	X
32 Implement and manage two types customer satisfaction surveys : • One for service delivery of day to day incidents and requests • Another to measure overall quality of service delivery.	X

Exception Procedures	Supplier	LS&Co.
33 Develop and document exception procedures.	X
34 Document exception requests in LS&Co. ticketing system.	X
35 Review and approve exception procedures.		X

Incident Management	Supplier	LS&Co.
36 Provide a system to record, manage and track all Service Requests, incidents, inquiries and problems and provide named access to the Supplier Service Desk agents		X
37 Creates an Incident Management Plan to establish an integrated process for	X

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Incident Management	Supplier	LS&Co.
identifying, documenting, monitoring, evaluating and controlling all Incidents through the lifecycle of the service and map where Incidents will be referred.
38    Classifies the Incident to determine status, known error matching, priority (impact vs. urgency) and to provide initial support to resolve the Incident where possible. If resolution is not possible perform routing of the Incident to specialist resolver group(s).
X
39    Assesses, collect and provides detailed analysis (including known Incident matching and approved workarounds analysis) of Incident in order to resolve the Incident where possible. If resolution is not possible routing of the Incident to specialist resolver group(s) is initiated.
X
40    Provides coordination, ownership, monitoring, escalation, communication and trend analysis of all Incident activities to agreed parties during the Incident lifecycle as defined in the LS&Co. Incident Management Procedure manual.
X
41 Identify incident characteristics and find / Coordinate for root cause.	X
42 Document and monitor the status and progress of all open Incidents. If an Incident is not getting the appropriate attention, initiate defined escalation procedures.	X

Knowledge Management	Supplier	LS&Co.
43    Maintain and manage process, procedure and work instruction documentation for all Tier 1 Services. Includes the identification of knowledge updates by the Service Owners and where knowledge does not currently exist and is causing customer frustrations.
X
44 Provide access to existing Knowledge Base, FAQs and self-help portal		X
45 Updates Knowledge Base, FAQs and self-help portal with new resolutions or information.	X
46 Maintain Service Desk staff knowledge level through dedicated training and maintaining a dedicated knowledge database, Incident resolution scripts and Request fulfillment scripts.	X
47 Verify that the knowledge for each incident is either available and accurate, (not present or available and in-accurate)	X
48 Verify that the knowledge for a request for fulfillment is available and accurate,( not present or available and in-accurate)	X
49 Identify required knowledge through a proactive continuous improvement process. Detailed data drives the right decision on knowledge requirements.	X

Policies	Supplier	LS&Co.
50 Define Service Desk policies.		X
51 Understand and adhere to LS&Co. policies	X

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Problem Management	Supplier	LS&Co.
52    Responsible for adhering to Problem Management processes including identifying trends and identification of recurring Incidents and single occurrences where problem management is necessary to drive to root cause.
X

Procedures	Supplier	LS&Co.
53 Execution and maintenance of operational procedures, including Service Desk Procedures, Incident Management Procedures and Request Management Procedures	X

Reporting	Supplier	LS&Co.
54 Manage and deliver management reporting according to agreed schedule and provide facility for ad hoc analysis.	X
55 Supplier to provide recommendations of necessary changes in ServiceNow for reporting and effective Service Desk function during the transition	X
56 Make suggested and any other changes in ServiceNow in order to enable reporting and trending analysis (during transition)	X	X
57 Provide necessary capabilities in the ServiceNow to extract necessary data for reporting purpose (during transition)	X	X
58 Monthly, Quarterly and Annual Operational reporting supporting Incident, Problem and Request Management services performed by the Service Desk.	X

Request Management	Supplier	LS&Co.
59    Manage and follow the a Request Fulfillment process to ensure an integrated process for identifying, documenting, monitoring, evaluating and controlling all Requests through the lifecycle of the service.
X
60 Review and approve the Request Fulfillment plan		X
61    Provides coordination, ownership, monitoring, escalation, communication and trend analysis of all Request activities to agreed parties during the Request lifecycle as defined in the LS&Co. Request Management Procedure manual.
X
62 Document and monitor the status and progress of all open Requests. If the Request is not getting the appropriate attention, initiate defined escalation procedures.	X

Self-Help Support Services	Supplier	LS&Co.
63 Define Self-Help Support Services requirements and policies	X
64 Provide support, advice and recommendations to LS&Co. in connection with the development of Self-Help Support Services requirements and policies	X
65 Develop, document and maintain the Standards and Procedures Manual Self-Help Support Services processes that meet such requirements and adhere to policies	X
66 Review and approve such Self-Help Support Services processes		X
67 Implement, maintain and support Self-Help Support capabilities that enable End-Users to perform self-service administrative functions including	X

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Self-Help Support Services	Supplier	LS&Co.
password reset, “How To” support through End-User access to knowledge databases and online Incident status checking.
68 Monitor and review the effectiveness of Self-Help Support Services capabilities and usage	X
69 Develop and provide recommendations for improvements to Self-Help Support Services capabilities	X
70 Review and approve recommendations for improvements to Self-Help Support Services capabilities		X
71 Implement approved recommendations for improvements to Self-Help Support Services capabilities	X
72 Mandate end users to use Self-Help support solutions		X
73 Inform end users and walk them thru to the Self Service solutions	X

VIP Support Services	Supplier	LS&Co.
74 Verify that Incidents or requests (including access request) from VIP End Users are recognized at the Service Desk and responded on priority	X
75 Ensure that the tickets for assigned VIP’s to be assigned an elevated resolution priority as agreed with Customer	X
76 Maintain directory of VIP users and their assistants	X
77 Approve VIP Directory		X
78 Update ServiceNow with the VIP list		X

Service Level Management	Supplier	LS&Co.
79 Manage escalation process according to Incident or Request for those tickets that are at risk or did not meet the defined SLA.	X
80 Manage Service Delivery against an ITIL model, ensure SLA’s are managed appropriately within this model	X
81 Delivery of SLA reporting monthly, reviewed with LS&CO..	X

Surveys	Supplier	LS&Co.
82    One of the ways satisfaction is measured is by means of surveys, both a general services survey independent of our incident and request management system and a survey specific to an incident or request.
Responsible for sending both types of surveys.
X
83 Develop and execute procedures for conducting end-user satisfaction surveys.	X
84 Configure ServiceNow to send Customer Satisfaction Survey for both incidents and service requests		X

Telephony	Supplier	LS&Co.
85 Set up IT Service Desk telephony and customized greetings with call routing. Need ability to transfer calls both internally and externally.	X
86 Review and approve the message templates of ACD greetings, e-mails and service interruption notifications		X

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Ticket Management	Supplier	LS&Co.
87 Track Incidents and Requests, keep the End User informed on ticket status and progress	X
88 Manage the full lifecycle of the Incident or Request tickets.	X
89 Ensures that all related Incidents are linked and managed to resolution.	X
90 Provides a single repeatable process for the capture and management of Incidents and Requests.	X
91 Monitor Incidents and Requests and escalate per policies and procedures until resolution and end-user satisfaction.	X
92 Escalation and coordination with Tier 2 Support Group & Tier 3 Support Group for internal resolution.	X
93 Ensure tracking is in place to update and monitor status of Incidents and Requests so they progress towards resolution	X
94 Ensure features are available in ServiceNow for Service Level notification and reporting		X

3.2    Standard IT Services
These are standard IT services towers, the IT department delivers services based on ITIL tiered support model. The Supplier will provide Level 1 support for all towers and will assist LS&CO. with service improvements. This should include, but is not limited to, identifying required knowledge or additional self-service opportunities.

Ticket Management	Supplier	LS&Co.
1    Access & Software - Coordinate employee user account administration (account lifecycle management), activation, changes and terminations, including: Password/account setup and reset, Remote access connectivity, E-mail accounts, User Ids, Password resets, , Voicemail administration, Telephone lines, and according to the current LS&Co. Policies and tools
X
2 Provide adequate access to AD & password management tool to be able to perform use ID related activities		X
3 Employee & Contractor Administration - Coordinate On-boarding and off-boarding IT tasks specific , off-boarding	X
4 Employee & Contractor Administration - Coordinate employee transfers for IT related activities	X
5 Smartphone first level support to include device activation, synchronization, plan changes, disable/wipe devices, device upgrade, modify ownership, and troubleshooting.	X
6 Provide access to the smartphone management portal to perform first level support		X
7 Remotely repair configuration of all client components installed on end user’s PCs.	X
8 Push of approved packaged software using SCCM 2012	X
9 Provide adequate access to SCCM 2012		X
10 1st level Support of all end-user mobility devices approved to run in the LS&CO. environment.	X

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Ticket Management	Supplier	LS&Co.
11 Video Conferencing & Voicemail Services - Conference Room and AT&T service Reservations, voicemail accounts, PBX basic configuration, video conferencing	X
12 Provide support to Common Off The Shelf Software (COTS), Packaged software ( for example, Exchange - Contacts, distribution lists, mailbox, resource calendars, release quarantined attachments)	X

Server	Supplier	LS&Co.
13 For first level resolutions based on SOPs e.g. Connections, share access	X

Network	Supplier	LS&Co.
14 For first level resolutions based on SOPs e.g. Connectivity	X

Storage	Supplier	LS&Co.
15 For first level resolutions based on SOPs e.g. Restores	X

LS&Co. Applications	Supplier	LS&Co.
16    Provide Tier 1 Application support services where application teams have provided clear knowledge and training. Work with Application teams to obtain knowledge and training where non-existent. Move away from pass through organization.
X

4.	Governance

Weekly Update Meeting	Supplier	LS&Co.
1.    Facilitate a weekly update meeting to discuss the elements of the weekly report, changes in the LS&CO. environment that may affect the Services, and any open action items. Vendor Team Leaders, Service Delivery Manager, and appropriate LS&CO. management representatives attend this meeting.
X
2. Ensure that respective LS&Co. authorities attends these meetings		X

Monthly Meeting	Supplier	LS&Co.
3.    Facilitate a monthly quality assurance and metrics review meeting to discuss the elements of the monthly report, including attainment of Service Levels, customer satisfaction, the top Call types, trends in the LS&CO. environment, any changes in the vendors Services as documented in a Change Request, and any changes in the LS&CO. environment that may affect the vendors Service delivery.
X
4. Ensure that respective LS&Co. authorities attends these meetings		X

Quarterly Meeting	Supplier	LS&Co.

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Quarterly Meeting	Supplier	LS&Co.
5.    Business Unit Leader will facilitate a quarterly meeting to formally present operational metrics, successes, and challenges. The overall goal of these meetings is to improve existing deliverables, define new requirements, strengthen the partnership with our customers, and discuss potential cost reduction strategies

The quarterly meeting will Review the accomplishments and metrics since the previous quarterly meeting. Then, topics selected by the parties will be discussed and reviewed. Each quarterly meeting is closed with a planning session for the next 90-day period. Subsequent monthly status meetings may be scheduled to review the progress of the action items.

X
6. Ensure that respective LS&Co. authorities attends these meetings		X

5.	Quality Assurance
LS&CO. & the vendor will measure the quality of the vendor’s delivery of Services using a quality assurance scorecard.

Quality Monitoring Evaluation (QME)	Supplier	LS&Co.
1.    Monitor Calls to evaluate Service Desk Support Technician performance for the following elements:

•    Call processing following the vendors standards
•    Troubleshooting and technical accuracy
•    Use of resources
•    Ownership and follow-up
•    Customer service skills

X
2.    For each monitored call, the person conducting the monitor will complete a Monitoring Feedback Form stored in the Procedures Manual, which will be entered into the performance tracking database for calculation. Results are tracked and communicated on a monthly basis in the quality assurance scorecard.
X

Ticket Monitoring	Supplier	LS&Co.
3. Monitor Tickets created by the Service Desk Technicians to evaluate their performance for the following elements: • Ticket documentation • Troubleshooting and technical accuracy • Use of resources	X

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Ticket Monitoring	Supplier	LS&Co.
• Ownership and follow-up • Customer service skills • LS&Co. agrees to calibration sessions to improve general quality provided
4.    For each monitored Ticket, the person conducting the monitor will complete a Monitoring Feedback Form which will be entered into a performance tracking database for calculation. Results are tracked and communicated on a monthly basis.

X

Ticket Escalation Accuracy (TEA)	Supplier	LS&Co.
5.    Record and analyze all Tickets escalated by the Service Desk which were flagged by the Support Groups with a Quality Concern (e.g. Incorrect Routing, Insufficient Information, Should have been resolved by Lev 1 etc).

Depending on the technology chosen, the Support Groups can flag tickets with Quality Concerns either in the ticketing tool within each ticket, or in an external Quality Concern Form that will then be sent to Service Desk Management.

X
6.    For each monitored Ticket, the person conducting the monitor will complete a Monitoring Feedback Form which will be entered into a performance tracking database for calculation. Results are tracked and communicated on a monthly basis.

X

Complaints Process	Supplier	LS&Co.
7. Provide the end user with a means of submitting formal Complaints, either by phone, web portal or email	X	X
8. The complaints will be centralized and managed by the vendors Operations Analysts via the Quality Issue Process.	X

Quality Issue Process (QIP)	Supplier	LS&Co.
9.    Use a Quality Issue Tracker to record all quality issues at the Service Desk:
•    Quality Concerns reported by Support Groups
•    Negative Customer Satisfaction Surveys
•    Complaints submitted by the End Users of Client Management
In situations where there is an issue with a Ticket that was handled by the vendors staff member. The vendors will follow its Quality Issue process to appropriately manage and resolve these quality issues.
X

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Quality Issue Process (QIP)	Supplier	LS&Co.
10. Quality issue results will be tracked and communicated on a monthly basis; however, individual quality issues will be discussed as necessary to resolve the reported issue.	X

6.	Reporting

Reporting and Analytics	Supplier	LS&Co.
1.    In addition to those reports already identified, the vendor shall provide LS&CO. with Service Desk Reports, including metrics that identify efficiency, effectiveness and utilization. Report frequency may be weekly, monthly, quarterly or annually. The vendor shall provide report on at least a monthly basis on SLAs, and shall also provide operational and trend reporting.
X

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.3.6
DESCRIPTION OF SERVICES – INFORMATION TECHNOLOGY SERVICES
GLOBAL INFORMATION SECURITY

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.
References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.
Definitions: As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.
Supplier will provide the following support for Global Information Security subsystems:

•	Firewalls

•	VPN Remote Access

•	Remote Access User Certificates

•	ID Management/Single Sign on

•	Web content filtering

•	Botnet alerting

•	Store wireless/LAN alerting

•	Intrusion Detection/Prevention

•	PC/Mac/Server/POS Antivirus

•	Server Security Configuration Monitoring

•	Security Incident and Event Management

•	Vulnerability Scanning

•	Server/Mac/PC/POS vulnerability analysis and Patch status monitoring

•	Information Security Awareness
Without limiting Section 3.1 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “X”

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in the column labeled Supplier).

This support will include all tasks that would be considered operational, upkeep and periodic changes. This would include the following:

Service Definition	Associated Work Tasks
Production Support
Provide 7x24 monitoring and support for Information Security subsystems.
Interact and escalate with Supplier for any system defect and support tickets
Operational SLAs will conform to and be measured against the general IT Infrastructure Service Level Agreements
Quarterly measurement of capacity for all security subsystems
Provide Root Cause Analysis within expected service levels
Troubleshoot any issues and document them for reference during steady state operation.
Troubleshoot end-user issues, performance and availability issues, related to security subsystems
Work closely with other IT stakeholders for solving problems on network and access issues
Manage security sub-system releases that include upgrade of system images to N or N-1 version
Proactively plan for refresh as per the refresh cycle and notify LS& Co on EOL (End of Life)/EOS (End of Support) versions

Security Infrastructure Services
Performing on-going administration, management, upgrading and monitoring of sub-systems.
Manage, provide testing, change management, and documentation services for changes to security sub-systems
Monitor, detect, investigate and resolve security incidents related to security subsystems.
Maintain Security sub-systems, to current release levels.
Monitor patches deployment status.

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Service Definition	Associated Work Tasks

Analyze vulnerability scan results, create and assign problem tickets to appropriate stakeholders for remediation.
Monitor Vulnerability Alerting ([****]*) and escalate to appropriate stake holders.
Provide security scans on new servers and network devices prior to them being placed into production.
Provide periodic review of security subsystem capacity and provide recommendations for upgrades. Monitor and troubleshoot technical, performance and availability issues.
Manage changes through Change Process for all in scope sub-systems ensuring changes are authorized and auditable.
Reporting - ensuring reports on availability and effectiveness are made available to LS&Co. at an agreed schedule.

Security Audit
Create and assign tickets as needed to remedy compliance issues.
Complete and document quarterly infrastructure role based access/entitlement reviews.
Complete and document quarterly infrastructure separation of duty reviews.

Reporting & Awareness
Security system availability for all information security subsystems
Produce Key Indicator Metrics for all information security subsystems
Coordinate awareness for PCI and general Security compliance. Validate and report solutions achieving desired results

The enterprise security services to be provided by Supplier to [****]* under this Agreement are categorized into the following security domains:

•	Governance Risk and Compliance Services

•	End Point Security

•	Perimeter Security

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•	Security Incident Management and Monitoring

•	Identity Management Security Services

•	Data Security Services

•	Application Security Services and Software assurance

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
Governance, Risk and Compliance
Enforce LS&Co. policies and standards	X	X	X	X	X	X
Report to Information Security any violations of defined information security policies by LS&Co. across Supplier delivery processes, locations, facilities and teams.	X	X	X
Supplier SOX and PCI lead to report to the LS&Co. Information Security office annually once per quarter review the IT controls for any changes. The lead must ensure the Supplier delivery teams follow the right process, thereby adhering to LS&Co. policies
	X	X	X
Leading audit and compliance functions is out of scope for Supplier	X	X	X
End Point Protection (PC/Mac/Server/POS Antivirus):
Anti-Virus and Host Intrusion Detection / Prevention Solution Management
Supplier will provide end-to-end management of the currently installed Symantec Anti-Virus and Host Intrusion Prevention Solution.

The below activities will be performed by Supplier’s security team:

Install, update, operate, and maintain Anti-Virus protection Software on the servers by the L2-L3 teams within Supplier and co-ordinate with the desk side teams to ensure all endpoints used to deliver or support the Services are in currency
	X	X	X
Checking that virus definitions and scan engines are	X	X	X

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Principal Activity	Supplier			LS&Co.
at latest levels on all endpoints in-scope
Monitoring of antivirus subsystem server resources – CPU and Memory	X	X	X
Raising alerts to Server Teams in case of high resource utilization and following Problem/Incident management path	X	X	X
Add, modify and remove policies for anti-virus, desktop firewall, HIPS / HIDS, etc.	X	X	X
Deployment of agents from Endpoint Protection Management console	X	X	X
Virus outbreak management	X	X	X
Respond to malware incident	X	X	X
Notifications to the desk side team for non-updated endpoints for virus definitions	X	X	X
System changes are documented and validated using standard system change tools procedures.	X	X	X
Procurement and or Renewal of endpoint protection solution licenses.				X	X	X
Server/Mac/PC/POS vulnerability analysis and Patch status monitoring:
Supplier will monitor LS&Co. subscribed threat intelligence feed for items that relate to and can impact the LS&Co. operating environment. Supplier will conduct the monthly patch meeting and will conduct “out of band” patch meetings as needed to discuss emerging vulnerabilities and assign risk ratings. Supplier will open and track tickets to various support areas to apply patches and remediate risks.
	X	X	X
Security team is only responsible to ensure LS&Co. security patches are deployed on time by other Supplier teams and all non-compliance is reported during monthly patch meetings.	X	X	X

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Principal Activity	Supplier			LS&Co.
Perimeter Security Firewall Management Supplier will do complete administration and management of firewalls. Supplier’s fully managed firewall service includes:
Performing on-going administration, management, upgrading and monitoring of firewall devices.	X	X	X
Add, remove and modify routing, security policies as per LS&Co.’s business requirement and firewall standard practices.	X	X	X
Interact and escalate with Supplier for any system defect and support tickets for Platinum services	X	X	X
Monitor, detect, investigate and resolve security incidents related to the firewalls.	X	X	X
Provide Root Cause Analysis within expected service levels=	X	X	X
Troubleshoot any issues and document them for reference during steady state operation.	X	X	X
Troubleshoot end-user issues, performance and availability issues, related to firewalls=	X	X	X
Work closely with other IT stakeholders for solving problems on network and access issues=	X	X	X
Manage firewall releases that include upgrade of firewall images to N or N-1 version	X	X	X
Proactively plan for refresh as per the refresh cycle and notify LS&Co. on EOL (End of Life)/EOS (End of Support) versions	X	X	X
Implement, monitor and troubleshoot High Availability functionality between pair of firewalls.	X	X	X
Ensuring high availability is functioning properly to avoid single point of failure and business disruption	X	X	X
Monitor and troubleshoot technical, performance and availability issues.	X	X	X
Change management, ensuring changes are authorized and auditable.	X	X	X
Reporting - ensuring reports on availability and effectiveness are made available to LS&Co. at an agreed schedule.	X	X	X
Note: [****]* Firewalls which are expected to increase by [****]* each year. [****]*of firewalls will be replaced	X	X	X

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Principal Activity	Supplier			LS&Co.
as end of life each year. Firewall systems, including management systems will be updated to the latest software release each year. There are ~[****]* firewall incidents and [****]* changes each month. Supplier will also provide coordination and testing for site-to-site VPN changes ([****]* each month).

Additionally, Supplier will conduct the following activities:

Add, remove and modify routing, security policies as per LS&Co.’s business requirement and firewall standard practices. SLA[****]* business days	X	X	X
Implement, monitor and troubleshoot High Availability functionality between pair of firewalls.	X	X	X
Ensuring high availability is functioning properly to avoid single point of failure and business disruption	X	X	X
Supplier will annually maintain all existing firewalls versions to N, N-1	X	X	X
As per the MSA, we can accommodate a [****]* increase year on year on firewalls, anything beyond [****]* will be a project work or a separate discussion on CR (Change Request)	X	X	X
Procurement and or Renewal of firewall hardware / software support and licenses.				X	X	X
Intrusion Detection Protection/Prevention The Supplier’s responsibilities will include:
Install, update and configure Checkpoint Network Intrusion Detection Systems (NIDS) sensors, and Checkpoint Network Intrusion Prevention Systems (NIPS) sensors to inspect all inbound and outbound network activity:

	X	X	X
Identify suspicious patterns that may indicate abnormal activity or intrusion attempts	X	X	X
Send Alerts to a Supplier central monitoring facility.	X	X	X
Monitor all Checkpoint NIDS/NIPS devices from the central logging System, and provide appropriate	X	X	X

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Principal Activity	Supplier			LS&Co.
response to Alerts based upon mutually agreed procedures as defined in the Service Management & Governance Manual.
Review NIPS Systems logs and provide appropriate response to messages including, but not limited to, Alerts and access denial messages based upon mutually agreed procedures as defined in the Service Management & Governance Manual.
	X	X	X
As needed or as directed by LS&CO., install known high-risk updates as defined by Checkpoint NIDS and NIPS to the IDS-protection Software as they are approved.	X	X	X
Upon detection of an intrusion Alert, take immediate steps to notify the Information Security Services at LS&Co.:	X	X	X
Assess the scope of damage.	X	X	X
Arrest the spread and progressive damage from the intrusion.	X	X	X
Restore the environment to an operational state.	X	X	X
In the event of corruption or data loss, restore data from the last available backup with prior consultation with and approval from LS&Co.	X	X	X
Provide Alerts to LS&Co. relative to current intrusion threats either specific to LS&Co.’s Environment, encountered in Supplier’ Environment, or based upon industry information	X	X	X
Upgrade and change the Intrusion Detection/Prevention Systems as required by Third-Party Suppliers or as agreed in LS&Co. Technical Architecture and Product Standards.	X	X	X
Evaluate technology improvements for Intrusion Detection Protection/Prevention and bring forth those improvements to LS&Co. for consideration.	X	X	X
Will ensure IDS/IPS signature updates are being updated [****]* Supplier will monitor IDS/IPS activity, analyze potential threats and will open incident tickets for corrective measures as needed.	X	X	X

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Principal Activity	Supplier			LS&Co.
Procurement and or Renewal of NIDS/NIPS Solution licenses.				X	X	X
Web Content Filtering Solution Management

Supplier understands that complete administration and management of proxy and web content filtering solution with the current Supplier are in-scope. The following are the activities:

Configure and manage user content policies as per LS&Co.’s security policies	X	X	X
Assess & define reporting for utilization	X	X	X
Assess, define and report alerting for policy violations and thresholds to LS&Co.’ stakeholders	X	X	X
Alerting on web, HTTPS Vulnerabilities	X	X	X
Analyze potential threats for incidents and escalate for detailed investigation	X	X	X
Supplier will ensure web content filtering updates are being updated on a daily basis. Supplier will receive requests for web content access and/or blocking, will assess the risk and business need and will manage changes to the Web Content filtering system. The SLA for filter changes is <3 business days. Supplier will initiate an annual review of approved and blocked content categories.
	X	X	X
Procurement and or Renewal of Web Content Filtering Solution licenses.				X	X	X

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Principal Activity	Supplier			LS&Co.
Remote Access Solution Management
Supplier will manage LS& Co’ currently deployed Remote Access Solution (VPN) - for employees and the Site to Site VPN for Suppliers to provide secure access to mobile users as well as third parties, partners and contractors as per your security policy and on a need-to-know basis.
Supplier’s managed Remote Access services include:

Performing on-going administration, management and monitoring of VPN devices.	X	X	X
Creating users, groups, authentication servers and assigning security policies as per need-to-know basis.	X	X	X
Resolution and or guidance for remote user access related issues.	X	X	X
Monitor, troubleshoot and resolve any technical, performance and availability issues.	X	X	X
Change management, ensuring changes are authorized and auditable.	X	X	X
Reporting - ensuring reports on availability and effectiveness are made available to LS&Co. at an agreed schedule.	X	X	X
[****]* VPN concentrators providing Remote Access capability for employees and suppliers. There are [****]* incidents each month and [****]* changes. The VPN systems also have a management console that must be maintained. VPN Systems will be brought up to current release level each year. Supplier will create and deploy and modify VPN profiles based on user requirements ([****]* business days). Supplier will monitor for compliance issues and will manage remediation of compliance issues.

	X	X	X

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Principal Activity	Supplier			LS&Co.
Supplier will manage the process to assign, install and revoke certificates for Remote Access users. New certificates will be created and delivered within [****]* business days. Supplier will monitor for upcoming revocation of certificates and will make necessary communications and changes to avoid disruption of service. Supplier will ensure certificates are revoked as they are no longer needed.

	X	X	X
Procurement and or Renewal of VPN hardware / software support and user licenses, including renewal of remote user certificates is out of scope, except renewal of certificate lease				X	X	X
Store Wireless Alerts
Supplier will ensure store wireless alert signature updates are being updated on a daily basis. Supplier will monitor alert activity for store LAN and wireless events and will open incident tickets for corrective measures as needed.

	X	X	X
Intrusion Alerts from [****]* at the stores will be monitored and reviewed by the supplier	X	X	X
Procurement of WAP devices including troubleshooting Wireless LAN issues at the stores is out of scope for the security team				X	X	X
Security Incident Event Management and Reporting Supplier will manage LS&Co.’s currently deployed [****]* Solution. The supplier responsibilities will include :
[****]* Correlation policy Configuration (including rule-base addition / modification / deletion)	X	X	X
Defining custom Correlation rules Integration or Deletion of new or existing log sources.	X	X	X
Integration or Deletion of new or existing log	X	X	X

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Principal Activity	Supplier			LS&Co.
sources.
Escalate incidents to [****]* teams and support the investigations	X	X	X
Analyze false positive and provide suggestions to modify/delete the correlation rules.	X	X	X
Incident Management and Closure	X	X	X
Supplier coordination for latest patch release, bug fix and hardware fix	X	X	X
Botnet Alerting
Supplier will ensure botnet signature updates are being updated [****]* basis. Supplier will monitor botnet activity and will open incident tickets for corrective measures as needed	X	X	X
Procurement of [****]* software and its Supplier services is out of scope for Supplier				X	X	X
Identity and Access Management
[****]* Identity Management Administration Supplier’s services for Identity Management Steady State support will include:
ITIM Operations Support Activities
To provide L1 & L2 support for in-scope ITIM components & work with end users as necessary to resolve problems	X	X	X
Support for [****]* Single Sign On product	X	X	X
Quarterly role reviews, entitlement reviews and SOD reviews	X	X	X
Supplier will provide L1, L2 support for identity management and SSO (Single Sign-On) and will work with end users as necessary to resolve problems.	X	X	X
Supplier will monitor for process and transaction failures and take necessary corrective action(s).	X	X	X

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Principal Activity	Supplier			LS&Co.
Supplier will monitor and manage compliance issues and alerts and escalate any unresolved compliance issues.	X	X	X
Supplier will conduct testing, change management and documentation services for ID management and SSO (single Sign-On) system changes and maintenance activities	X	X	X
Supplier will provide control evidence for audit purposes include creation and distribution of reports concerning ID compliance (orphan reports, inactivity reports, compliance reports, etc.). Generate and publish scheduled reports and be the primary contact for downstream consumers of identity related information (e.g. Net ID, EMP ID, Email etc.)
	X	X	X
Supplier will manage changes through Change Process.	X	X	X
Supplier will conduct annual SOD reviews.	X	X	X
Supplier will manage on-going KPI (Key Performance Indicators) in the areas of system availability, compliance and operational effectiveness.	X	X	X
Supplier will provide role, policy, services (e.g. Unix, SQL AD, workflow and activity management administrative and problem resolution services for identity management platforms.	X	X	X
Supplier will be primary contact for all L2 activities for the SSO federation partners and work directly with customers and SSO federation partners in troubleshooting federation and SSO related issues.
	X	X	X
Supplier will be the primary IT security contact for helping to resolve L2 SSO related issues not related to the core SSO infrastructure (e.g. browser, desktop and network issues).	X	X	X
Resolution of incidents related to in-scope ITIM components	X	X	X
Problem management for critical and frequently repeated incidents	X	X	X
Patch Management	X	X	X
Administrative configuration changes (existing	X	X	X

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Principal Activity	Supplier			LS&Co.
Workflows, user defined fields, Group & Group Administration, ITIM Rules, ITIM Policies, Process Definitions, Adaptors)
Log monitoring & Proactive monitoring/support for ITIM components	X	X	X
Monitor & resolve process and transaction failures	X	X	X
Monitor and manage compliance issues and alerts and escalate any unresolved compliance issues	X	X	X
Trouble shooting & escalation	X	X	X
Accommodate minor workflow, scripting and cosmetic changes in the existing code base,	X	X	X
Review of console logs (i.e. provisioning failures)	X	X	X
Configuration and release management	X	X	X
Rebuild / Recovery support	X	X	X
Troubleshooting of any incident tickets escalated from L2 Support team	X	X	X
Manage on-going KPI (Key Performance Indicators) in the areas of system availability, compliance and operational effectiveness	X	X	X
Provide role, policy, services, workflow and activity management administrative and problem resolution services for in scope identity management platform (ITIM components)	X	X	X
Installation of patches and hot-fixes received from IBM and performing PIV	X	X	X
Incident handling and liaison with product Supplier; escalation to product Supplier (IBM Support) and coordination as needed	X	X	X
Performing PIV tests of IDM components for supporting the third party re-installation/ re-build activities	X	X	X
In case of any change in the product space, the same needs to be carried out thru a Change-Request process.				X	X	X
Application support not related to Identity Management				X	X	X
New application integration to the ITIM				X	X	X

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Principal Activity	Supplier			LS&Co.
infrastructure
L3 activities fall under the development realm and is not considered L1 and L2 activities as per Supplier				X	X	X
Application Security and Software Assurance
Infrastructure Vulnerability Scans:
The Supplier will manage the process to conduct [****]* vulnerability scans on the inside and outside of the network. All Internet touch points will be scanned. All devices on the internal network will be scanned. Supplier will open and track tickets for high and medium risk vulnerabilities. Supplier will ensure the PCI report is filed [****]*. Supplier will ensure all portions of the network are scanned. Supplier should plan on [****]* vulnerability tickets each month Supplier will conduct ad-hoc scans as required and create ad-hoc scan reports as required, estimated to be no more than [****]* each month.
	X	X	X
Web Application Scans: The Supplier’s responsibilities to provide Application Security Services will include:
The Ecommerce team at LS&Co. produces [****]* major releases [****]* minor releases every [****]* and these are production code changes. Supplier LLC Application Security will perform Application Security Vulnerability scans by leveraging the [****]* tool at LS&Co.
	X	X	X
The [****]* will be used as a standard template for all scanning and reporting requirements by default. The Supplier Application Security team will work with the Ecommerce team to develop specific scan templates within the [****]* tool as recommended by LS&Co. as needed.
	X	X	X
Supplier Enterprise Security team will co-ordinate mitigation of any gaps identified within the scan reports. Supplier to follow the SLA defined and agreed for Web application scan reports	X	X	X
Procurement and or Renewal of [****]* or				X	X	X

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Principal Activity	Supplier			LS&Co.
any VA/Application Scanning tool
Data Security Services Certificate Management: The Supplier’s responsibilities to provide Data Security Services will include:
Maintenance of the complete Certificate Management Service infrastructure (including Certificate Management applications, databases, policies, configuration, software updates and any other technical component) as defined in the Operations Manual.
	X	X	X
Procurement and or Renewal of PKI certificates and its Licenses.				X	X	X
Symantec Server Security Configuration Monitoring
Install, update, operate, and maintain server security configuration monitoring system and co-ordinate with appropriate teams to ensure all endpoints used to deliver or support the services are in currency
	X	X	X
Checking that policy definitions and scan engines are at latest levels on all endpoints in-scope	X	X	X
Monitoring server security configuration monitoring system subsystem server resources – CPU and Memory	X	X	X
Raising alerts to Server Teams in case of high resource utilization and following Problem/Incident management path	X	X	X
Add, modify and remove policies for server security configuration monitoring system.	X	X	X
Deployment of agents for security configuration monitoring system	X	X	X
Open and manage incidents as needed to eliminate security configuration monitoring system compliance issues	X	X	X
Notifications to desk side Team for non-updated endpoint clients	X	X	X
System changes are documented and validated	X	X	X

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Principal Activity	Supplier	LS&Co.
using standard system change tools procedures. Create monthly reports
Procurement of [****]* Licenses		X	X	X

Volumetric:

Element	Due Diligence Metrics
[****]*	[****]* Tickets/Month
Certificates	[****]* Certificates
Access Points	[****]* WAP
Anti-Virus	[****]* Tickets/Month
IDAM (ITIM)	[****]* users & [****]* Tickets/Month (Post DD Volumetric)
Web Filtering	[****]* Tickets Annually
Two Factor Authentication	[****]* Tickets Annually
Wireless Controllers	[****]*
F5 Load Balancers	[****]* Devices
Websense	[****]* Proxy's
VPN	[****]* Tickets/Month
Firewalls	[****]* Checkpoint Firewalls [****]* being replaced, [****]* being replaced. End of [****]*, all firewalls upgraded to [****]*.
[****]*	[****]* is used for scanning both inside and outside traffic. It is also used by Ecommerce team for scanning its monthly releases

1.PROJECT POOL HOURS PROJECTS
Project Pool Hours Projects are Projects greater than 40 hours in duration that are performed by the Project Pool Staff. Project Pool Hours Projects may also include Projects of equal to or less than 40 hours in duration that exceed the Steady State Cap.

These will be further sub-divided into

a)	Security related infrastructure led projects

Supplier will provide the infrastructure Project Pool hours to LS&Co. each year for a 5 year period, based on the Project forecasts provided by LS&Co. Currently this pool

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constitutes of 1,000 hours per year for Security Services ,

Service Provider will initially allocate resources to the Project Pool Staff in accordance with the hours per Skillset Category as agreed below. Any skillset required outside of the Skillset Categories will be made available to LS&Co. outside of the Project Pool, in accordance with the rate card submitted.

Currently the pool is planned to have following resources

[****]* – Infrastructure Security Services – [****]*
[****]* – Infrastructure Security Services – [****]*
[****]* – Infrastructure Security Services – [****]*

b)	Application -led projects

This pool is to meet with customers/application teams to identify requirements, sizing, and costing of new and changes to existing environments.

2.MAJOR PROJECTS
Major Projects are Projects that do not meet the conditions for the Steady State Projects or the Project Pool Hours Projects. Major Projects are not included in the Base Charges. For each Major Project requested by LS&Co., Supplier will prepare a proposal based on the requirements and scope of work defined by LS&Co. and will include an estimate of the charges for such Major Project. The Parties will enter into a separate Work Order with respect to any Major Project approved by LS&Co.

Reporting:

Meetings
Among other meetings, Supplier will have an Information Security representative at:
•    The daily Operations Meeting to represent Information Security issues.
•    Change Control
•    The Weekly Information Security Team meeting.
Among other meetings, Supplier will conduct the following meetings
•    Monthly patch review meeting
•    Monthly Supplier Service Review Meeting (showing SLA adherence
•    Weekly Information Security/Issues meeting

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Administrative:
Supplier will conduct the following activities:

•	Ensure all Information Security devices will be maintained within the asset management database

• Conduct a monthly service review for GIS presenting, among other things, SLA adherence, and hours expended by function, tickets by function
• Maintain an SLA which will enumerate the work that was completed "out of process". There will be an upper limit placed on this (3%) and it will be presented along with other SLAs
• Produce a daily report of open Information Security Issues
• Produce a monthly report with key metrics specified by GIS

• Produce a weekly report indicating patch gap status for Servers, PCs and POS by region and risk level
• Represent GIS in operational escalation calls

Transition:
The following activities will be performed during this phase of Transition Services:

▪	Supplier will develop the Knowledge Transfer Process Document

▪	Supplier will create a Risk Mitigation Plan and present to Client for review and approval

▪	Supplier will collect measurements for defined SLAs for Services performed by Client staff

▪	Supplier will prepare checklists for tasks and procedures as part of Run Book documentation

▪	Supplier will develop and conduct training of Contractor staff of Client technologies for in-scope Services and related support tools and processes

▪
Supplier will submit Run Book and SLA for review and acceptance by Client. Run Book contains Services Operating Procedures, Hours of Service Operation, Maintenance Windows and Planned Downtimes, Environment Overview, and Day-to-Day Processes

▪	Client will send notification to Contractor for acceptance of completing transition and agreement to begin Steady State operations

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.3.7
DESCRIPTION OF SERVICES – INFORMATION TECHNOLOGY SERVICES
IT APPLICATIONS

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.
The Services to be provided by Supplier to [****]* under this Agreement are categorized into the following Processes:

•	Application Support and Maintenance
Without limiting Section 3 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “√” in the column labeled Supplier).

2.	SERVICE DESCRIPTION
The following sections in this Exhibit describe the Services that Supplier will carry out that relate to the Applications.

2.1	INCIDENT AND SERVICE REQUEST MANAGEMENT
Supplier will, in accordance with LS&Co.’s Incident management process, perform the following activities for managing incidents and service requests:

2.1.1	Log, by opening a Ticket for Incidents and Service Requests identified by Supplier, track and report all Incidents and all Service Requests including Tickets opened by Users.

2.1.2	Respond to LS&Co. (including responding directly to an applicable LS&Co. group and Users) to all reported Incidents and Service Requests in accordance with the Incident Management Process.

2.1.3
Resolve all Tickets using LS&Co.’s designated Service Desk toolset (or a LS&Co-approved interface to that toolset), taking into account knowledge of technologies and LS&Co.’s business processes, including global and regional business process models.

2.1.4	Manage and resolve all Application related defects, failures and User-reported problems logged via a Ticket.

2.1.5	Communicate resolution to applicable Users based LS&Co.’s incident management policies.

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2.1.6	For Tickets that require an elective enhancement, direct the User to the appropriate elective enhancement intake process and close the Ticket (noting redirection to the intake process).

2.1.7	Complete security configuration requests logged via a Ticket in accordance with LS&Co.’s security control model and security control process.

2.1.8
For each Ticket, Supplier will be responsible for resolving the Ticket, escalating issues that require action or approval by LS&Co. in accordance with LS&Co.’s policies. Supplier will follow resolution of escalated issues to closure.

2.1.9	For Priority Level 1 (i.e., “critical Tickets”) and Priority Level 2 (i.e., “high priority Tickets”), Supplier will:

(1)	Respond to paging from Service Desk.

(2)	Communicate ongoing issues and updates to the User community.

(3)	When an issue is classified as a “Major Incident”, follow LS&Co.’s designated major incident process.

2.2	PROBLEM MANAGEMENT
Supplier will, in accordance with LS&Co.’s Problem management process, perform the following activities for managing problems:

2.2.1	Identify and log Known Errors and Problems.

2.2.2	Maintain a Known Error Database and problem log.

2.2.3	Perform Problem identification and resolution, including:

(i)	Analyze all Incident-related Tickets for major Incidents or repeat Incidents to identify Problems and Known Errors.

(ii)	Investigate and communicate root cause, work-around or process improvement plans to business owners, internal customers Users.

(iii)
Document Problems and lessons learned for future improvement, recommend process improvements (update Known Error Database, frequently asked questions and standard operating procedures accessible to Service Desk and Users as a quick reference) and implement agreed improvements.

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(iv)
Develop and apply database, Application code, configuration or operational modifications to correct Problems with short term and permanent fixes, and, as applicable, work with LS&Co. Third Party Contractors.

(v)	Coordinate corrections with other production and Application development activities through LS&Co.’s change management and release management processes, including impact analysis.

(vi)	Work closely with appropriate LS&Co. personnel to ensure appropriate progress reporting and effective production problem resolution.

2.2.4	Identify opportunities for Incidents to be resolved at first level Incident management, and recommend changes for Service Desk. After approval by LS&Co, train Service Desk on recommended changes.

2.3	MONITORING

2.3.1	Ensure that Applications are available for use by LS&Co.

2.3.2	Monitoring Applications
Supplier shall perform the following activities as part of Application Monitoring:

(i)	Ensure that the existing solution for monitoring of applications via LS&Co.’s monitoring tool are working as expected along with automated alert mechanism.
For the applications where automated alerts are not available, Supplier will plan and prioritize the implementation of a monitoring system based on the necessity of the implementation and criticality of application to LS&Co.

(ii)	Respond to automated paging from system support tools.

(iii)	Daily exception reports and queues required for maintaining the technical integrity of the system.

(iv)	Alerts and pages from LS&Co. Systems to identify Incidents.

(v)
Monitor interactive and LS&Co.’s batch performance related to the Applications to identify Incidents (e.g., schedule job balancing, production output, freeze periods, scheduling, as-of-build programs, inter-company sweeps) for completion and correctness, and monitor exception logs.

(vi)	Monitor reports, distribution of reports, reporting tools related to the Applications to identify Incidents.

(vii)	Monitor and resolve all issues with data synchronization services (i.e., monitor the replication of data between production servers and reporting servers), including working with third parties.

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2.3.3	Provide monthly analysis of LS&Co. batch schedule to ensure effective LS&Co. batch processing and make recommendations for changes to meet performance requirements

2.3.4	Schedule jobs in accordance with LS&Co.’s business and technical requirements

2.3.5	Monitor LS&Co.’s alert systems (e.g., LS&Co. batch and control-message brokers) and provide recommendations to LS&Co. to support the Application Maintenance Services.

2.3.6	Maintain documentation related to operations and production support.

2.3.7	Support LS&Co. to adapt operational processes and procedures for regions designated by LS&Co.

2.4	PATCH MANAGEMENT
Supplier shall:

2.4.1	Assist LS&Co. to design a Patch strategy, including defining Patch templates for the process (e.g., name of Patch, business process impact, files and streams impacted).

2.4.2	Identify and report to LS&Co. all applicable Patches in accordance with LS&Co.’s Patch and upgrade strategy.

2.4.3	Using LS&Co.’s designated Patch strategy and templates, recommend to LS&Co. which Patches should be applied.

2.4.4
Provide LS&Co. with an impact analysis on LS&Co. systems and resources (including scoping, estimation and requirements definition) for each recommended Patch and any additional Patches designated by LS&Co. to be implemented.

2.4.5	Implement each Patch approved by LS&Co. after LS&Co.’s review of the impact analysis within timeframes designated by LS&Co.

2.4.6	Implement roll-back procedure if the implementation of the Patch was not successful.

2.4.7	Correct Application errors and invalid data caused by Patch implementation.

2.4.8	Update user, system, operations and Service Desk documentation to reflect changes caused by implementation of the Patch.

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2.4.9	Create and provide a summary of business-related changes caused by implementation of Patches to LS&Co.

2.4.10	Assist LS&Co.’s user acceptance testing process from start to finish for each implemented Patch.

2.4.11
Rectify any other problems that may occur associated with the implementation of the Patch (i.e., “fix when broken”), including taking appropriate action necessary to restore Applications and coordinating with LS&Co. to restart or amend production schedules.

2.5	CHANGES / ENHANCEMENTS

2.5.1	The capacity for Changes / Enhancement work included in the Services are set forth against each application group in Section 5 – In scope applications and Interfaces

2.5.2	The enhancements will cover the following types of work -

i.
Configuration, system, data or code changes required to satisfy new business or technical requirements; extensions of existing functionality and standard COTS functionality to new or existing entities, including cross-functional and multi-Application impacted changes

2.5.3	Supplier will perform the below activities in accordance with LS&Co.’s processes on Changes/Enhancements:

(i)	Process Change Requests that are initiated by Authorized Users for Enhancements in accordance with the change request management process.

(ii)	Understand requirements, gather documents and conduct application analysis and technical design

(iii)	Develop and test the enhancements

(iv)	Submit the test results for approval prior to submitting the enhancement to the change management procedures

(v)	Develop a schedule and test plan for LS&Co. approval

(vi)	Migrate enhancements to production using the normal release management and change management procedures

(vii)	Update all documentation on the applications for changes made with any enhancement

2.6	CONTINUOUS SERVICE IMPROVEMENT

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2.6.1
Supplier shall deliver Continual Service Improvement in the standard of performance of the Services. All Continual Service Improvement Program related activities or projects shall be fully documented in a register maintained by Supplier of all Continuous Service Improvement Program initiatives identified during the Term of this Agreement.

2.6.2	The governance of Continual Service Improvement Program shall be in compliance with Governance.

(1)
Quality Reviews: The scope of the Quality Reviews would include review of the Continual Service Improvement Program. These reviews are to be conducted along with the Quarterly Business Review Board’s meeting every quarter. The metrics to measure the continuous improvements will be agreed upon by both parties at the end of stabilization phase.

2.6.3
Supplier shall ensure that quality tools shall be used for all analysis undertaken for driving improvements and measuring results, including Fishbone Diagram, C&E Matrix, PDCA, FMEA, Normality Test, CRT Tree, 1 Sample T, Correlation, Simple Linear Regression.

2.6.4	In addition to the detailed documentation of the analysis, Supplier shall further represent the outcome in the form of tables or graphs with clear trends, targets and thresholds.

2.7	RELEASE AND DEPLOYMENT MANAGEMENT

2.7.1
Release and Deployment Management includes the planning, scheduling and controlling of the movement of Releases to test and live environments. Changes are bundled, tested and signed off prior to deployment. Changes are tracked through the Configuration Management Database with pre- and post-audit of the relevant Release. All processes are to conform to ITIL definitions.

2.7.2
Supplier is required to contribute to the Release and deployment by ensuring it is able to support the released Supported Applications and Releases once they enter the production environment. For Releases developed by Supplier as part of Application Support and Maintenance, Supplier will be required to actively release and test these.

2.7.3	The goal of Release and Deployment Management is to ensure that all technical and non-technical aspects of a Release are dealt with in a coordinated approach.

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2.8	PROCESS MANAGEMENT, STANDARDIZATION AND POLICIES AND PROCDURES MANUAL

2.8.1
Supplier will develop and follow specific procedures during the Term, which are to be set out in the Operations Manual. This Section sets out the requirements for the Operations Manual and the process by which the Operations Manual will be finalized.

2.8.2	The Operations Manual will describe:

1)	How Supplier will perform and deliver the Services under this Agreement;

2)
The equipment and software being used, details of the manner of record-keeping proposed to be implemented, and the documentation, (for example, operations manuals, user guides, specifications) which provide further details of such activities;

3)
The activities Supplier proposes to undertake in order to provide the Services, including those directions, supervision, monitoring, staffing, reporting, planning and oversight activities normally undertaken at facilities that provide services of the type Supplier will provide under this Agreement;

4)
To the extent not covered in this Agreement, procedures for interaction and communications between Supplier and LS&Co., covering topics such as call lists, software distribution, implementation change, problem management and escalation procedures, project priority and approval procedures, acceptance testing, quality assurance procedures and user surveys;

5)	The time periods that applies for the purposes of the above; and

6)	The procedures for interaction, communication and control of third parties in order to deliver the service management function (for example Incident Management, Problem Management).

2.8.3	The Operations Manual will include checkpoint reviews, testing, acceptance, and other procedures for LS&Co. to be assured of the quality of Supplier’s performance.

2.8.4	The creation, review and finalization of the Program Procedure Manual will be completed within 3 months of steady state support.

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2.8.5
Until such time as the Operations Manual is approved by LS&Co., Supplier will perform the Services in accordance with the policies and procedures as established and existing between the Parties at the Effective Date.

2.8.6
Supplier will continually and at a minimum once each calendar Quarter, review and update the Operations Manual to reflect changes in the operations or procedures described in that manual. Updates of the Operations Manual will be provided to LS&Co. for review, comment and approval.

2.9	SYSTEM PERFORMANCE – AVAILABILITY AND CAPACITY MANAGEMENT

2.9.1	Supplier shall leverage LS&Co.’s existing tool set for application monitoring and bring in their tools and best practices based upon the feasibility and compatibility

2.9.2	Supplier shall monitor the Services and report on all key elements of Availability that are obtainable from the Availability Management systems.

2.9.3
Supplier shall analyze and maintain Availability metrics (as part of monthly reporting) to proactively predict expected levels of Availability and report anticipated breaches of defined LS&Co. targets using the current tools and the process at LS&Co.

2.9.4
Supplier shall understand the business requirements (the required Service Delivery), the organization’s operation (the current Service Delivery) and the IT Infrastructure (the means of Service Delivery) and ensure that all the current and future Capacity and performance aspects of the business requirements are provided cost-effectively.

2.10	DEMAND MANAGEMENT – APPLICATION ENHANCEMENTS

2.10.1	Supplier shall perform enhancements in accordance with the enhancement threshold effort designated for each application group as listed in Section 5 - In Scope Applications and Interfaces.

2.10.2	The threshold defined for an application group needs to be consumed in a month and cannot be carried forward.

2.10.3
On a quarterly basis, the threshold enhancement effort for each application group will be discussed, finalized, and flexed as feasible between the application groups per agreement between both parties based upon business requirements. On a monthly basis, Supplier will make every attempt on a

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best effort basis by tapping into resources based on availability to flex between application groups to accommodate enhancement needs.

2.10.4	Any effort exceeding the overall threshold that could not be flexed between application groups needs to be budgeted separately under Application Project scope.

2.11	DOCUMENTATION – KNOWLEDGE MANAGEMENT

2.11.1
All functional and technical knowledge captured during transition shall be documented in System Maintenance Technical Document (SMTD) and all processes will be documented in Execution Process Document (EPD).

2.11.2	All new and existing documents will be stored in a centralized Repository.

2.11.3	Supplier shall populate the Service Desk’s KEDB tool to improve the First Contact Resolution Rate of the Service Desk.

2.12	SECURITY AND ACCOUNT MANAGEMENT

2.12.1
Supplier will perform all activities associated with the set-up and support of Users and User administration in accordance with LS&Co.’s security model for each applicable LS&Co. region. Requests for User access shall not be processed until LS&Co. has approved such access (e.g., in accordance with LS&Co.’s designated security models).

2.12.2	Upon receipt of an approved request from LS&Co. to add an User to access an Application, or to delete or change the security access profile of an existing user for an Application, Supplier will:

(1)	Run such request through LS&Co.’s user access tool

(2)	If permitted by LS&Co.’s user access tool, implement such request.

(3)	If not permitted by LS&Co.’s User access tool, escalate such request to LS&Co. and work with LS&Co. to resolve a variance.

(4)	If the variance is granted by LS&Co, implement such request in accordance with such variance.

2.12.3
Supplier will configure and administer User access groups (as defined in LS&Co.’s designated security models) and other foundation data setup required to grant access. Supplier will escalate any access groups outside LS&Co.’s security model for review and approval by LS&Co.

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2.12.4
Supplier will perform routine User maintenance as designated by LS&Co. and in accordance with LS&Co.’s information protection policies, which includes evaluating inactive Users, terminating User accounts, and providing User count by LS&Co. business unit.

2.13	TESTING AND QUALITY ASSURANCE

2.13.1	Supplier will recommend the type of testing required for each enhancement during the requirement gathering phase of any enhancements and seek approval on testing requirement for each enhancement.

2.13.2	Based upon the type of testing required, Supplier will create test plan and test cases and assets

2.13.3	Provide quality products and services that meet Supplier’s obligations

2.14	SERVICE COVERAGE

2.14.1	24X7 service coverage will be provided to all in-scope applications and interfaces.

2.14.2
Supplier will provide 8X7 manned support for Workday interfaces with flexibility in shifts to enable adequate manned coverage in LS&Co. business hours, along with on-call support for P1 and P2 incidents outside the coverage of manned support

2.14.3

3.	APPLICATION SUPPORT AND MAINTENANCE
Supplier will be responsible for performing activities related to Application Support and Maintenance of all In-scope Applications and Interfaces as set forth in the Section 5 to Exhibit 2.3A.

Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.1	APPLICATION SUPPORT & MAINTENANCE
AMS.1.1	Application Support (Sub Function)
AMS.1.1.1	LS&Co. End-user request tickets to be created via Service Desk		√
AMS.1.1.2	Maintain Ticket status for in-scope Applications and Services	√
AMS.1.1.3	Validate all Ticket information and correct such information with end user/ Services Desk	√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.1.1.4	Reassigning tickets in accordance with LS&Co. policies and procedures in the event the ticket is not related to an application / Interface in scope of Supplier	√
AMS.1.1.5	Provide analysis on customer assistance and break-fix tickets to recommend improvements	√
AMS.1.1.6	Develop work effort planning estimate for resolution/completion of Tickets and communicate such estimate to LS&Co. via e-mail or other electronic means	√
AMS.1.1.7	Acknowledge and Resolve all in-scope Tickets	√
AMS.1.1.8	Coordinate, facilitate, own and drive the resolution of Tickets associated with the maintenance of in-scope Applications Services and Interfaces	√
AMS.1.1.9	Act as a single point of contact for the maintenance of in-scope Applications, Services and Interfaces	√
AMS.1.1.10	Release manage Tickets and communicate to LS&Co. for review and approval	√
AMS.1.1.11	Provide end users with proper training on application functionality, application usage expected job functions for in-scope Applications		√
AMS.1.1.12	Provide previously trained end users with support and guidance, regarding the proper use and functionality of in-scope Applications	√
AMS.1.1.13
Revise the required process and technical documents related to any change done by Supplier in the in-scope Applications and Interfaces including but not limited to the following - Functional/Technical specs, Configuration Document, End User Process Manual, User Work Guides and End user training documents.
In case there is no existing documentation, creation of the document will be limited to the change implemented by Supplier
√
AMS.1.1.14	Manage Supplier Staff providing in-scope Application maintenance so holidays, vacation or sick time do not degrade Supplier’s ability to meet applicable Service Levels	√
AMS.1.1.15	Prepare the reports listed in Exhibit 6 - reports and otherwise provided for in the Agreement	√
AMS.1.1.16	Complete training/certification for Supplier Staff as needed in compliance with the requirements of the Master Services Agreement	√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.1.1.17
The below is applicable only when an LS&Co. Third Party Contractor needs to be engaged:

For all in scope applications and interfaces, Supplier will take ownership of tickets and coordinate with LS&Co. Third Party Contractors to resolve tickets and identify and document the root cause analysis. Supplier will act as a single point of contact on the ticket during the resolution process to any external stakeholder in LS&Co. (Ex: Business) and drive any communication on the ticket status/progress/Root cause within LS&Co. for the in scope applications and interfaces.

Any escalation to LS&Co. in case of non-co-operation from LS&Co. Third Party Contractors will follow the escalation process laid out in the Process Manual as identified during transition period.
√
AMS.1.1.18	Supplier will provide assistance to the LS&Co. Third Party Contractor for any interface incidents having dependency on the applications in scope of Supplier	√
AMS.1.1.19	Management of escalation raised by Supplier on LS&Co. Third Party Contractor		√
AMS.1.1.20	Maintain the list of applications and interfaces in scope of Supplier in the CMDB in ServiceNow tool.	√
AMS.1.1.21	Maintain in-scope Applications and administration roles and responsibilities in accordance with the Governance Procedures	√
AMS.1.1.22	Attend regular status meetings as set forth in Exhibit 5 (Governance) and as otherwise required by LS&Co	√
AMS.1.1.23	Provide assistance, cooperation and documentation to LS&Co. Third Party Contractors if requested by LS&Co, for the work related to in-scope Applications.	√
AMS.1.1.24	Notify LS&Co. Third Party Contractors of potential maintenance/support/enhancement projects if requested by LS&Co.	√
AMS.1.1.25	Maintain log of requested changes for future maintenance release for in-scope Applications	√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.1.1.26	Trouble shoot and resolve tickets related to in-scope interfaces in Section 4	√
AMS.1.2	Application Maintenance (Sub Function)
AMS.1.2.1	Develop / resolve in-scope Application code or operational modifications as it relates to identified errors to correct problems where required	√
AMS.1.2.2	Report Problems by opening a Ticket in accordance with LS&Co.' Problem management process	√
AMS.1.2.3	Manage, resolve and escalate reported Problems for the in-scope Applications and databases	√
AMS.1.2.4
Perform Root Cause Analysis for Business Outage Tickets in Priority 1 and Priority 2 in form of problem management. Root cause analysis will be done for other tickets including Priority 3 on a need basis as part of continuous improvement process
√
AMS.1.2.5	Analyze, design, build, test and deploy planned releases to in-scope Applications and/or system enhancements in a defined process	√
AMS.1.2.6	Update user, system, and operations documentation as necessary	√
AMS.1.2.7	Providing workarounds as a short-term, quick fix where possible to avoid work stoppage and continue normal business operations	√
AMS.1.2.8	Prevent production abnormal terminations for in-scope Application	√
AMS.1.2.9
For any Data reconciliation / integrity issues, Supplier will own identification and resolution of the issue. Supplier will provide technical support to trouble shoot issues. Supplier will support LS&Co. business by providing data and reports needed for isolation of the issue.
LS&Co. Business will analyze the data and reports to isolate the transaction / master data that caused the issue. If during this analysis, it is apparent that issue is a technical issue,
Supplier will own identification of the root cause and fix the issue.

Once the root cause of the issue is identified, Supplier will analyze if data discrepancy / reconciliation issue can be fixed using an existing business application.
If issue can be fixed via business application, Supplier will
√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.

jointly work with the Business users and will make the recommendation to LS&Co. LS&Co. will review the practical feasibility of the recommendation and will approve such recommendation. LS&Co. business users will fix the data in this case on approval. If issue cannot be fixed using a business application or if LS&Co. does not approve the recommendation of Supplier as stated above due to feasibility considerations, then Supplier will fix the data programmatically using the Change Management process with guidance from LS&Co. business users
.

AMS.1.2.10	Review the recommended solution proposed by Supplier and provide the approval for implementation of data discrepancy/reconciliation issues.		√
AMS.1.2.11
Implement any break-fix identified for in-scope Applications/Interfaces through incident management and proactive monitoring. This includes taking appropriate action necessary to restore immediate service for in-scope applications to LS&Co., including coordination with LS&Co. Third Party Contractors as required. Identification of any long term fix needed to prevent the reoccurrence of the problem/incident will be taken up as part of Problem Management. Implementation of long term fix will be prioritized by Supplier and the same will not be part of the enhancement hours.
√
AMS.1.2.12	Analyze Incident-related Tickets for major Incidents or repeat Incidents to identify Problems and Known Errors	√
AMS.1.2.13	Coordinate corrections through LS&Co.’s change management and release management processes	√
AMS.1.2.14	Identify opportunities for incidents to be resolved at first level (Service Desk) and collaborate to with Service Desk	√
AMS.1.2.15	Provide access to Supplier’s personnel to tools, workstations, software & environments owned by LS&Co. and needed by Supplier for execution of services described in this agreement		√
AMS.1.3	Application Maintenance – Preventive
AMS.1.3.1	Identify in-scope Application performance tuning, code restructuring, and other efforts to improve the efficiency and reliability of programs and to minimize ongoing	√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
maintenance requirements where effort estimates fit the threshold of non-business enhancement effort
AMS.1.3.2
Propose enhancements to improve existing performance and take them through LS&Co.’s change management process. Implement enhancements once approved by LS&Co. Effort for implementing such enhancements will be considered within the enhancement hours bucket only if the enhancement proposed is due to a change or a new business requirement, process flow or expected outcome.
√
AMS.1.3.3	Assess opportunities to reduce (or avoid) costs associated with in-scope Application Maintenance Services	√
AMS.1.3.4	Provide estimates of the effort for preventive maintenance	√
AMS.1.3.5	Monitor and analyze Tickets to identify potential trends and Problems	√
AMS.1.3.6	Review and analyze system logs and other commonly available alert and take corrective action	√
AMS.1.3.7	Identify and assess software patches for in-scope Applications and notify LS&Co. as appropriate	√
AMS.1.3.8
Any identified and approved patches will be implemented by Supplier as part of regular Service Request within the monthly threshold volume and the hours will not be consumed against any bucket of enhancement hours irrespective of level of effort.
√
AMS.1.3.9	Review and approve preventative and patch Maintenance		√
AMS.1.3.10
Identify areas where preventive maintenance might be performed to improve in-scope Application efficiency, in terms of both the performance of the in-scope Application and any related maintenance effort

√
AMS.1.3.11
Supplier will be responsible for application monitoring and alerting either by leveraging tools that LS&Co. currently owns Or bring in their tools and best practices based upon the feasibility and compatibility
√
AMS.1.3.12
LS&Co. to assist Supplier in implementation of the Application Monitoring tools and alerts wherever necessary. Effort needed to implement any tool from Supplier will not be consumed against any enhancement bucket.
√
AMS.1.4	Maintenance - Production Control and Scheduling

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.1.4.1	Provide in-scope Application maintenance in support of the 24x7 (except during scheduled maintenance hours) production-processing schedule	√
AMS.1.4.2	Monitor and work with the LS&Co. to update production schedules for in-scope Applications	√
AMS.1.4.3	Update access and parameter tables contained within in-scope Applications where applicable	√
AMS.1.4.4	Coordinate with LS&Co. for scheduling jobs	√
AMS.1.4.5
Supplier will own the issues with respect to batch scheduling and monitoring for in scope applications. After restoring service from an unplanned outage, Supplier will insure that:
•    all batch jobs are processed/cancelled per application needs
•    Interface files are process per application needs
•    Data is restored per application needs.
√
AMS.1.4.6	Assist LS&Co. with scheduling, black-out recovery, job balancing, and production output monitoring for completion and correctness, and monitoring exception logs	√
AMS.1.4.7	Review production output for correctness for in-scope Applications	√
AMS.1.4.8	Support production staffs to adapt operational processes and procedures	√
AMS.1.4.9	Inform Supplier of planned changes to LS&Co. Equipment, LS&Co. Software and LS&Co.’s network that could impact the in-scope Applications		√
AMS.1.4.10	Assist in forecasting network requirements and bandwidth / capacity for in-scope Applications		√
AMS.2	Application Enhancements
AMS.2.0
Unless otherwise instructed by LS&Co., Supplier shall perform the following for in scope applications and within the cumulative effort of enhancement threshold as present in Section 5 of this proposed description of Services.

-    If Cumulative effort of Enhancement threshold agreed upon monthly budgeted effort exceeds the documented in Section 5, then it should be taken
√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
thru LS&Co. Application Project Work
AMS.2.1	Planning
AMS.2.1.1	Provide business requirements		√
AMS.2.1.2	Develop the functional and technical specifications	√
AMS. 2.1.3	Estimate effort required by Supplier to complete the enhancement. For any third party involvement, requirements/dependencies and due date would be passed on to them.	√
AMS.2.1.4	Develop high level design, functional and technical design as appropriate	√
AMS. 2.1.5	Prepare schedule for development, testing and release to production	√
AMS. 2.1.6	Review and approve key enhancement deliverables including but not limited the estimates proposed by Supplier for that enhancement		√
AMS.2.2	Build
AMS.2.2.1	Review & approve functional specifications and high level data specifications		√
AMS.2.2.2	Develop software using LS&Co. approved tools	√
AMS.2.2.3	Configure in-scope Applications	√
AMS.2.2.4	Construct software for in-scope Applications	√
AMS.2.2.5	Draft cut over plan, as necessary	√
AMS.2.2.6	Prepare back out / rollback plan	√
AMS.2.2.7	Develop data conversion plan, as required	√
AMS.2.2.8	Adhere to the information security requirements per LS&Co. Global Information Security Policy	√
AMS.2.2.9	Conform to LS&Co.’s Standards, including user interface, machine interface, and programming standards (for example, GUI, EDI and IP) for Application Maintenance	√
AMS.2.2.10	Provide necessary access and permission to Supplier for using the existing LS&Co. infrastructure for enhancements.		√
AMS.2.2.11	Provide software development licenses for enhancements		√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.2.2.12	Provide access and continue using the existing source control tools at LS&Co		√
AMS.2.3	Testing
AMS.2.3.1	Develop Test Plans	√
AMS.2.3.2	Develop Unit Test cases	√
AMS.2.3.3	Develop Integration and System Testing Test cases whenever applicable	√
AMS.2.3.4	Review and approval of test plans and test cases		√
AMS.2.3.5	Execute test cases/scripts, with documented evidence (screen prints and/or reports)	√
AMS.2.3.6	Execute integration and system test cases when applicable (determined at the sole discretion of LS&Co.).	√
AMS.2.3.7	Execute Regression and Performance test cases when applicable (determined at the sole discretion of LS&Co.).	√
AMS.2.4	User Acceptance Testing
AMS.2.4.1	Provide test plans, test cases, and test scripts (created as part of Integration Testing) for user acceptance testing	√
AMS.2.4.2
Supplier will develop and document UAT test cases based on the Integration and System Testing test cases
Any new test cases as required by Business and not covered as part of Integration and System test cases need to be identified by Business Users
The primary ownership of UAT execution will lie with business

All UAT test cases will be reviewed and approved by LS&Co.
√
AMS.2.4.3	Create test data required by LS&Co. to perform UAT		√
AMS.2.4.4	Assist the business of LS&Co. in execution of UAT test cases, as required	√
AMS.2.4.5	Execute UAT scripts		√
AMS.2.5	Training applicability based on mutual agreement between Supplier and LS&Co.

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.2.5.1	Update existing training material, which includes training materials covering Applications in scope	√
AMS.2.5.2	Perform training of Key / Super users where necessitated by the change	√
AMS.2.5.3	Perform end user training where Key / Super users have been trained		√
AMS.2.6	Deployment and Implementation
AMS.2.6.1	Coordinate release activity, sequence of events with LS&Co.’s quality assurance group and LS&Co.’s application services group	√
AMS.2.6.2	Develop and communicate release deployment plan and roll back plan for any changes and bug fixes for in-scope Applications and Interfaces	√
AMS.2.6.3	Migrate data load scripts, reports and stored procedures; request scheduling of batch jobs, confirm completion of batch jobs, and take appropriate corrective action, if needed	√
AMS.2.6.4	Review and approve implementation plans		√
AMS.2.6.5	Communicate the implementation plan to all parties participating in the implementation	√
AMS.2.6.6	Communicate implementation timing and other relevant information to business and end users.	√
AMS.2.6.7	Confirm successful execution of implementation; including all data migration and initial batch job execution.	√
AMS.2.6.8	Promote to Production	√
AMS.2.6.9	Provide go-live support	√
AMS.2.6.10	Manage and maintain Applications during Stabilization Period	√
AMS.2.7	Support for Project Work
AMS.2.7.1	Request assistance from Supplier in Projects.		√
AMS.2.7.2
Render support to Application Projects team for any Projects as agreed upon during the Project Initiation phase.
Any such assistance provided by Supplier should be identified during the Project initiation phase and budgeted separately against Production Support bucket.
√
AMS.2.7.3	Supplier will start supporting the projects post Go Live after the post Go Live support period of the Project team is complete and defined exit criteria for a Project to Support cutover is met.	√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.3	CROSS FUNCTIONAL
AMS.3.1	Service Reporting
AMS.3.1.1	Capture data required to support Service Levels and operational metrics	√
AMS.3.1.2	Submit agreed upon performance reports as defined in Exhibit 6 – Reports	√
AMS.3.1.3	Report on identified performance improvements	√
AMS.3.1.4	Produce monthly scorecard	√
AMS.3.1.5	Facilitate publication meeting to review performance in accordance with Exhibit 6 – Governance	√
AMS.3.1.7	Review scorecard – LS&Co. supplier management reviews data and provides feedback on any issues		√
AMS.3.1.8	Enablement of fields to measure the agreed service levels		√
AMS.3.2	Compliance / Quality
AMS.3.2.1
Maintain and enhance the quality assurance documents to ensure that Application Maintenance & Support services are performed in an accurate and timely manner and in compliance with LS&Co.’s required audits within permissible limits (once a year).
√
AMS.3.2.2	Ensure that consistent processes for delivery of services and documentation are followed across all teams	√
AMS.3.2.3	Establish and follow rules and guidelines for creation and maintenance of technical documentation	√
AMS.3.3	Security
AMS.3.3.1	Supplier will follow the security policies of LS&Co. and act on any reported violations.	√
AMS.3.3.2	All Security Policies and procedures to be shared with Supplier during transition.		√
AMS.4.	Leadership and General Management
AMS.4.1	Work with LS&Co. to establish medium to long term strategy for service evolution	√
AMS.4.2	Establish policies and procedures for the service provided by Supplier	√
AMS.4.3	Comply with established policies and procedures	√
AMS.4.4	Ensure only approved work is executed by vendor	√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.4.5	Provide technical leadership and direction	√
AMS.4.6	Provide leading practices where applicable	√
AMS.4.7	Build medium to long term skill level demand forecasts for operational as well as project/ enhancement work	√
AMS.4.8	Maintain end user satisfaction with IT services	√
AMS.4.9	Assure compliance with all Agreement terms and conditions	√
AMS.4.10	Support / implement continuous improvement opportunities	√
AMS.4.11	Administer issue, risk and governance processes in control of Supplier	√
AMS.4.12	Work closely with Supplier to mitigate risks / issues pertaining to LS&Co. Third Party Contractors		√
AMS.4.13	Provide timely reporting in the delivery of services	√
AMS.4.14	Generate monthly invoice for Supplier Services	√
AMS.5	DEMAND MANAGEMENT AND CAPACITY PLANNING for Application Enhancements
AMS.5.1	Demand Planning
AMS.5.1.1	Develop Annual Plan/Budget for year		√
AMS.5.1.2
Supplier to define a process for demand Forecast Planning on a defined periodic basis for enhancements to be performed in each application group. LS&Co. will provide the inputs required to Supplier on the future enhancements as per the defined process.

√
AMS.5.1.3	The list of enhancements and the priority will be determined by LS&Co. and shared to Supplier		√
AMS.5.1.4	Participate in Annual Plan / Budget for year and quarterly forecast plan	√
AMS.5.1.5	Participate in the documentation and communication of annual plan/Budget	√
AMS.5.1.6	Review plan prepared by Supplier monthly and quarterly and communicate changes		√
AMS.5.1.7	Project Teams will prioritize and approve enhancements and required modifications		√
AMS.5.1.8	Notify requester and Supplier of approval or rejection		√

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
AMS.5.1.9	Supplier will assist LS&Co. with estimation for any business events planned in the quarter	√
AMS.5.2	Capacity Planning
AMS.5.2.1
Align Supplier’s resource capacity with forecasted demand and any adjustments communicated by LS&Co. for unplanned enhancements.
Any unplanned enhancement will be catered to by Supplier on a best effort basis. If the enhancement requires additional resources for implementation, a lead of time 1 month is required by Supplier to onboard the resource.
√
AMS.5.2.2	Develop capacity plan and staffing plan to support forecasted demand plan in resources and skills	√
AMS.5.2.3
Maintain appropriate skills at all times as per plan agreed between LS&Co. and Supplier based on monthly/quarterly forecasts and for any unplanned enhancements that is communicated by LS&Co. to Supplier which was not available during the forecast timeline.
Any unplanned enhancement will be catered to by Supplier on a best effort basis. If the enhancement requires additional resources for implementation, a lead of time 1 month is required by Supplier to onboard the resource.
√
AMS.5.2.4	Provide estimates for capacity consumption and out-of-scope projects	√
AMS.5.2.5	Review and approve the capacity plan and staffing plan		√
AMS.5.2.6	Review capacity plan and staffing plan periodically and communicate changes	√

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Confidential
Execution Version

MASTER SERVICES AGREEMENT*

By and Between

Levi Strauss & Co.,

And

Wipro Limited

November 7, 2014

Exhibit 2
Description of Services

Attachment 2.3.7-A

Description of Services – Information Technology Services
IT Applications - Applications in Scope

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL
EXECUTION VERSION

Appendix A

Appendix A
Application Portfolio - Application Support

[****]*	[****]*
[****]*	[****]*
[****]*	[****]*

Application Group	Function	App Suite	Application / Module	Criticality	Complexity	Global App	Regional App (If applicable)				Scope of Support	Brief Description of Application Functionality	O/S	Languages	Number of Users	Support Level	Language Support
							[****]*	[****]*	[****]*	[****]*
ALL	Interfaces	Interfaces	Interface Controls	L	M	X					Application Support	Web app used in command center to track interface status for major interfaces	MS/SQL Server	[****]*	10	Level 2 Support
Corp & BI	Corp & BI		AR Portal	M	M				X		Application Support	Internally hosted web based portal to transmit, view and manage the different AR Documents with Customers in APD	WIN 2008 SP2 IIS 7.0 SQL Server 2008 64 bit (SP2)	[****]*	150-200	Level 2 Support
Corp & BI	Content Management	[****]*	[****]*	M	M	X					Application Support	File Management Application which stores content/data to support different processes (logistcis, payroll, SSC)				Level 2 Support
Corp & BI	Finance		[****]*	M	M	X					Application Support	System where Royalty payments are processed			10	Level 2 Support
Corp & BI	Finance	[****]*	CAPA (Cost Accounting & Profitability Analysis)	M	M			X			Application Support	Product (Std) Costing	HP3000	[****]*	5	Level 2 Support
Corp & BI	Finance	[****]*	[****]*	H	M			X			Application Support	LSC Fiinacial System - Accts Payable / General Ledger (APGL)	Wintel	[****]*	20	Level 2 Support
Corp & BI	Corp & BI	[****]*	[****]*	H	H	X					Application Support	Master data management tool which can be used for both [****]* and non-[****]* applications.	Windows Server 2008 64 bit
[****]*(category to which [****]* suite of products belongs) spans multiple services, including [****]* and developer tools, integration services, business intelligence, collaboration, and content management. [****]* depends on open standards such as [****]*
															~10	Level 2 Support
Corp & BI	Corp & BI	[****]*	[****]*			X					Application Support
Corp & BI	Corp & BI		[****]*	H	M				X		Application Support	Datawarehouse for [****]*	Windows	[****]*	200	Level 2 Support
Corp & BI	Corp & BI	[****]*	FDM - Financial Data Management	H	H	X					Application Support
Purpose-built ETL (extract,transform,load) tool for [****]* products. At LSCO, this is specifically used for loading data to [****]*. Until the deployment of the HOP1 project in FY14, it also loaded data to Hyperion Essbase.
Windows Server 2008 64 bit
[****]* (category to which [****]* suite of products belongs) spans multiple services, including [****]* and developer tools, integration services, business intelligence, collaboration, and content management. [****]* depends on open standards such as [****]*
															~118	Level 2 Support
Corp & BI	Corp & BI	Content Management	[****]*	M	M			X			Application Support	File Management Application which stores content/data to support different processes (logistcis, payroll, SSC)	Windows Server 2008 6.1 build 7601 Service Pack 1 Windows Server 2008 R2 6.1 build 7601 Service Pack 1 x86	Unknown (since it’s a vendor code)	75-150	Level 2 Support

LS&Co. - Exhibit 2 - Description of Services	Page 25

CONFIDENTIAL
EXECUTION VERSION

Corp & BI	Corp & BI	[****]*	[****]*Financial Management	H	H	X				Application Support	Global financial translation and consolidation application for LSCO statutory reporting.	Windows Server 2008 64 bit
[****]* (category to which [****]* suite of products belongs) spans multiple services, including [****]* and developer tools, integration services, business intelligence, collaboration, and content management. [**** ]*depends on open standards such as [****]*.
														~235	Level 2 Support
Corp & BI	Corp & BI	Hyperion	HFR - Hyperion Financial Reporting	H	M	X				Application Support	Reporting tool for Hyperion suite of products, including HFM and Essbase.	Windows Server 2008 64 bit
Oracle Fusion Middleware "OFM" (category to which Hyperion suite of products belongs) spans multiple services, including Java EE and developer tools, integration services, business intelligence, collaboration, and content management. OFM depends on open standards such as BPEL, SOAP, XML and JMS.
														~486	Level 2 Support
Corp & BI	Corp & BI	Hyperion	Hyperion (Essbase)	H	H	X				Application Support	Multidimensional database management system (MDBMS) that provides a multidimensional database platform upon which to build analytic applications	Windows Server 2008 64 bit		~250	Level 2 Support
Corp & BI	Corp & BI	DWH	NXPDC	M	L			X		Application Support	This is actually Non Xpert Point of Sale Data Conversion tool (NXPDC) to capture non Raymark store data feeds/transactions	Win2003 ( By July it will be upgraded to Win2008)	Langauges Supported = English DB = SQL Server 2005 (Will be upgraded to 2008R2 by Jun'14)	No direct users for this application. It is a middleware. The output of the application is consumed by DWH and SAP	Level 2 Support
Corp & BI	Corp & BI		Winshuttle	M	M	X				Application Support	Automation Application to upload/download data into SAP	Windows 2008	ABAP + WS Vendor Code	100-150	Level 2 Support
eCommerce	eCommerce		Endeca	H	M	X				Application Support	Search engine w/ filtering	Linux	Java	LSE Consumers	Level 2 Support
eCommerce	eCommerce		Interfaces between eCommerce and SAP	H	M			X		Application Support	Interfaces support for AMA. Sales and Stock movement at end of day for stores from eCommerce to SAP (Not on Sterling Commerce)
eCommerce	eCommerce		Hybris - SAP	H	M				X	Application Support	DevOps, perform releases in non-prod environment such as Dev to QA to Pre-prod environments
eCommerce	eCommerce	SAP	Hybris - SAP	H	M				X	Application Support	eCommerce Platform (additional information provided on the eCommerce Information tab)	Linux	Java	LSE Consumers	Level 2 Support
Global Supply Chain	Global Supply Chain	Manufacturing	Andromeda	H	H	X				Application Support	Shop Floor System for O&O Manufacturing an Finishing centers	Windows Server/Windows Client	C#, Sql Server	400+	Level 2 Support
Global Supply Chain	Global Supply Chain	WMS	ANZ VCE	H	M			X		Application Support	Warehouse management	Win 7	VB/ SQL		Level 2 Support
Global Supply Chain	Global Supply Chain	LSC Bespoke	AS400 - WMS	H	M		X			Application Support	[LSC]* Warehouse Mgt System (WMS)	OS 400	RPG 400 / DB 400	30	Level 2 Support
Global Supply Chain	Global Supply Chain	VAS	Australia StarTrack	H	M			X		Application Support	value added service	Win 7	VB/ SQL		Level 2 Support
Global Supply Chain	Global Supply Chain	Inbound Logistics	CARTS	H	H	X				Application Support	Inbound Packing, Shipping	Windows Server/Windows Client	C#, Sql Server	800+	Level 2 Support
Global Supply Chain	Global Supply Chain	Inbound Logistics	CARTSWeb	H	H	X				Application Support	Shipment Tracking, Shipment Creation	Windows Server	Javascript/Sql Server	100+	Level 2 Support
Corp & BI	Corp & BI	[****]*	[****]*	M	M		X			Application Support	[****]* Data Warehouse	Wintel	[****]*	75	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H		X		X	Application Support	Unit sorter for order fulfillment at [****]* and [****]* based distribution facilities	Sun OS	[****]*	300+	Level 1 support (onsite) Level 2 & 3 are vendor supported
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H		X			Application Support	Wave Planning and Replenishment tool for warhouse operations.	Windows Server	[****]*	50	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H		X			Application Support	Reporting tool for warehouse operations. 3 implementations, [****]*	Windows Server	[****]*	100+	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H	X				Application Support	Commercial sample development process and order management	Windows	[****]*	50	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H	X				Application Support	Vendor access to Tech Pack, components, specifications, reference documents, and Licensee upload	Windows	[****]*	250	Level 2 Support

LS&Co. - Exhibit 2 - Description of Services	Page 26

CONFIDENTIAL
EXECUTION VERSION

Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H	X				Application Support	Raw material and product costing	Windows	[****]*	191	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H	X				Application Support	Concept Development, Line Planning, Material Development, Color Development, Lab dip Management, Specifications Development, Costing, Reporting for all Brands	Windows	[****]*	1050	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M		X			Application Support	Customer [****]* Transactions	HP3000	[****]*	20 Accts	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M		X			Application Support	Maintains size distribution profiles to support calculation of Size level Forecast from Product Level Forecast, Tightly Integrated to [****]*, shares [****]* database	Front End = Windows 7 Backend HPUX/Oracle	[****]*	~30	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M				X	Application Support	Tool used by [LSE]* distribution centers to produce and print Customs declaration forms, invoices etc	Windows Server	[****]*	20	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M				X	Application Support	Tool used by [****]* distribution centers to process return murchandise	Windows Server	[****]*	20	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	M	M				X	Application Support	Tool used by [****]* distribution centers to process "Value Added Services" i.e.Labels, Price tickets, Special Instructions etc	Windows Server	[****]*	200+	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H	X				Application Support	Concept Development, Line Planning, Material Development, Color Development, Lab dip Management, Specifications Development, Vendor Portal, Costing, Reporting	Windows	[****]*	1200	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	M	L		X			Application Support	Account Planning / Corporate Forecasting tool.	Wintel	[****]*	20	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	M	M	X				Application Support	Product Integrity/Quality reporting and tracking	Windows Server	[****]*	600+	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	M	M	X				Application Support	Source of Record for Product Attributes, Attribute Values, and Master Product Hierarchies.	Windows Server	[****]*	5	Level 2 Support
Global Supply Chain	Global Supply Chain	Demand Planning	[****]*	M	M			X		Application Support	Assortment, replenishment,allocation demand planning	win7	[****]*	~70	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M			X		Application Support	Warehouse management	win 7	[****]*		Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H		X			Application Support	Order to Cash / Master Files /Acct Receivables/ Inventory	HP3000	[****]*	75	Level 2 Support
Global Supply Chain	Global Supply Chain		[****]*					X		Application Support	Warehouse management system used in Northhampton, System of record for inventory. Controls all receiving and order fulfillment activities within the warehouse, including putaway, picking, packing, carton labeling and trailer loading.	QNX	[****]*	200	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	M	M		X			Application Support	Maintains production routing and leadtimes, Tightly Integrated to Manugistics, shares [****]* database	Front End = Windows 7 Backend HPUX/Oracle	[****]*	~50	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	M	H			X		Application Support	Maintains size distribution profiles to support calculation of Size level Forecast from Product Level Forecast,	Front End = Windows 7 Backend HPUX/Oracle	[****]*	~50	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	H		X		X	Application Support	Warehouse management system used in [****]* and [****]* facilities, System of record for inventory. Controls all receiving and order fulfillment activities within the warehouse, including putaway, picking, packing, carton labeling and trailer loading.	QNX	[****]*	400	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M			X		Application Support	Forecast Calculations Product to Size, Fininished Goods inventory planning, Safety Stock Calulations, Forecast consumption, Production planning, Production Issuance	HP/UX / Oracle	[****]*		Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M		X			Application Support
 Fininished Goods inventory planning, Safety Stock Calulations, Forecast consumption including prepack and Breakpack consumption, Inventory Deployment and cross docking Calulations, Size level productions plans to SAP ATP processing,
												HP/UX / Oracle	[****]*	Limited direct users, mostly batch processing and data generation - Information in DB and results of various calulations are used many business processes -	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M		X			Application Support	Calculates Constrained Size level Production orders for ATP	HP/UX / Oracle	[****]*		Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M		X			Application Support	Forecast Calculations Product to Size, Account Level Forecast Management,. Forecast Accurracy capture prouct/size/account,	HP/UX / Oracle	[****]*		Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M			X		Application Support	Supply planning on [****]*	win7/Unix/Citrix	[****]*	~ 300 (SP, logistics, CP,SSM)	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M		X			Application Support	Forecast Calculations Product to Size, Forecast Accurracy capture prouct/size/account, Fininished Goods inventory planning, Safety Stock Calulations, Production planning, Production Issuance	HP/UX / Oracle	[****]*		Level 2 Support

LS&Co. - Exhibit 2 - Description of Services	Page 27

CONFIDENTIAL
EXECUTION VERSION

Global Supply Chain	Global Supply Chain	[****]*	[****]*	M	L		X			Application Support
Maintains size distribution profiles to support calculation of Size level Forecast from Product Level Forecast, Maintains production routing and leadtimes, Tightly Integratd to Manugistics, shares LS Canada manu database
												Front End = Windows 7 Backend HPUX/Oracle	[****]*	~10	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	Order issuance System	M	L		X			Application Support	Contract Sizing / Order Issuance	Wintel	[****]*	10	Level 2 Support
Global Supply Chain	Global Supply Chain	WMS	ORION	H	M		X			Application Support	Manage interfaces between components of WMS and external systems. Handles file traffic to/from WMS and CARTS/SAP. Provides integration between the apps within the WMS for Prepack manufacturing and for Consolidation orders. Creating and managing internal work orders that are not SAP provided.	Windows Server	C#	400	Level 2 Support
Global Supply Chain	Global Supply Chain	PI	PIWeb (Backend Support only -- Oracle, SQL Server, SAS)	M	M	X				Application Support	Product Integrity/Quality reporting and tracking	Windows Server	Javascript/HTML/SAS	600+	Level 2 Support
Global Supply Chain	Global Supply Chain	Red Prairie	Red Prairie (Henderson, NV)	H	H		X			Application Support	Warehouse management system used in Henderson NV System of record for inventory. Controls all receiving and order fulfillment activities within the warehouse, including putaway, picking, packing, carton labeling and trailer loading.	Windows Server	Mixed (Java, C#, Mocha, SQL)	250	Level 1 and Level 2 support
Global Supply Chain	Global Supply Chain	Red Prairie	Red Prairie (San Martine, MX)	H	H		X			Application Support	Warehouse management system used in San Martine, MX System of record for inventory. Controls all receiving and order fulfillment activities within the warehouse, including putaway, picking, packing, carton labeling and trailer loading.	Windows Server	Mixed (Java, C#, Mocha, SQL)	100	Level 2 Support
Global Supply Chain	Global Supply Chain	WMS	SageX	H	H		X			Application Support	Manage automated material handling equipment in CASI Warehouse. Component of CASI WMS. Working in close integration with MANDATE, controls conveyors, storage units and other MHE within the warehouse. PC-based control system used in lieu of the more conventional PLC systems	QNX	ANSI C	400	Level 2 Support Level 1 onsite
Global Supply Chain	Global Supply Chain	Manugistics	SMART - Shipments Modify Analysis Review Tool	M	M		X			Application Support	Modification of deployment orders to Carts. Tightly Integratd to Manugistics, shares manu database	Front End = Windows 7 Backend HPUX/Oracle	Excel VP for Applications	8	Level 2 Support
Global Supply Chain	Global Supply Chain	PI	Source Audit Report (SAR) >> (Backend Support only -- SQL Server, SAS)	M	L	X				Application Support	Product Integrity/Quality reporting and tracking Module	Windows Server	Javascript/HTML/SAS	600+	Level 2 Support
Global Supply Chain	Global Supply Chain		STARTRACK					X		Application Support	Order Management and high level inventory management for CASI CSC. Component of CASI WMS. Receives customer orders from SAP, matches to inventory, cartonizes and prepares work for the warehouse. Reports inventory and order fulfillment activity to upstream systems.	Unix (Currently HP UX) migrating to Linux SUSE	C++	100	Level 2 Support
Global Supply Chain	Global Supply Chain	LSC Bespoke	Styleman	H	M		X			Application Support	Direct Procurement / Contract Tracking	Unix	Progress / Oracle	10	Level 2 Support
Global Supply Chain	Global Supply Chain	Tekconsole	Tekconsole	H	H			X		Application Support	Used to operate handheld scanners in our distribution centers	Windows		50	Level 2 Support
Global Supply Chain	Global Supply Chain	WMS	TranMan	H	H		X			Application Support	Outbound Transportation management for CASI CSC. Component of CASI WMS. Plans and manages outbound transportation activities including carrier management and routing, load planning and capacity, load completion and reconciliation. Generates all required documentation	Unix (Currently HP UX) migrating to Linux SUSE	C++	100	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M			X		Application Support
1. Printing of customer specific form ( Price tag, Delivery Summary , Carrier Data form , ASN, Customer Invoice ) and
2. send customer specific EDI (Invoice , Confirmation )
3. Finance reconciliation ( A/R Reconciliation )
4. Data interface to Sigma SAP
												win7	[****]*	~ 10	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	M	L	X				Application Support	Product Integrity/Quality reporting and tracking Module	Windows Server	[****]*	600+	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	L		X			Application Support	UVM / UPC printing	Wintel	[****]*	5	Level 2 Support
Global Supply Chain	Global Supply Chain	Manufacturing	[****]*	L	L				X	Application Support	Material Utilization and Optimization reporting and data entry	Front End = Windows 7 Backend HPUX/Oracle	[****]*	50+	Level 2 Support
Global Supply Chain	Global Supply Chain	[****]*	[****]*	H	M	X				Application Support	Specifications Development, TechPack Generation for product manufacturing sourcing	Windows	[****]*	40	Level 2 Support
Global Supply Chain	Global Supply Chain	WMS	[****]*	H	M			X		Application Support	Picking function for [****]* DC.	WinXP/Win7	[****]*	~ 15	Level 2 Support

LS&Co. - Exhibit 2 - Description of Services	Page 28

CONFIDENTIAL
EXECUTION VERSION

Global Supply Chain	Global Supply Chain	WMS	[****]*	H	M			X	Application Support	This is a front-end application to the [****]* warehouse control system. It processes the interface data, prepares for upload to Mandate, and creates the picking waves. [****]*	Windows Server	[****]*	75	Level 2 Support
Global Supply Chain	Global Supply Chain	MHE	[****]*	H	M	X			Application Support	Warehouse Control System Interfacing to [****]*	WinXP	[****]*	100	Level 1 and Level 2 for infrastructure components. Vendor support for L2 Apps.
Global Supply Chain	Global Supply Chain	MHE	[****]*	H	M	X			Application Support	Warehouse Control System Interfacing to [****]*	WinXP	[****]*	100	Level 1 and Level 2 for infrastructure components. Vendor support for L2 Apps.
Global Supply Chain	Global Supply Chain	MHE	[****]*	H	M	X			Application Support	Warehouse Control System Interface to [****]*, Shipping Controls	WinXP	[****]*	100	Level 1 and Level 2 for infrastructure components. Vendor support for L2 Apps.
Global Supply Chain	Global Supply Chain	WMS	Workload Management	H	H	X			Application Support	Order Management and high level inventory management for [****]* CSC. Component of [****]* WMS. Receives customer orders from SAP, matches to inventory, cartonizes and prepares work for the warehouse. Reports inventory and order fulfillment activity to upstream systems.	Unix (Currently HP UX) migrating to Linux SUSE	[****]*	100	Level 2 Support
Retail	Retail	POS	[****]*	M	M		X		Application Support	Collect other brand sales data in dept store	Window Server	[****]*		Level 2 Support	Local Language support required
Retail	Retail	CRM	CRM Campaign Module	M	M		X		Application Support	Tool to support marketing campaign targetting VIP members. The application allows creating and maintaining mass communication to VIP members	Win2008	[****]*	Internal users: 26	Level 2 Support
Retail	Retail	CRM for [****]*					X		Application Support	[****]*					Local Language support required
Retail	Retail	CRM	CRM Loop Websites	M	L		X		Application Support
Websites to support CRM or VIP membership program in [****]*. The application allows members to check their purchase history or points accumulated or update their personal profile and in some markets do online redemption for gifts using points accumulated.
											Win2008	[****]*	VIP members: 3036886 Internal users: 81	Level 2 Support
Retail	Retail	CRM	CRM Reports	M	L		X		Application Support	CRM or VIP Member analysis reports.	Win2003	[****]*	Users: 20	Level 2 Support
Retail	Retail		Division Booking System	M	L		X		Application Support	Seasonal booking, web replenishment ordering	Win2003	[****]*	Users: 229	Level 2 Support
Retail	Retail	SharePoint	Retail Bulletin Board [****]*	M	M		X		Application Support	A share point tool extended to stores that is used for communication or sharing contents ( like promotion initiation or training guide)	Win2008	[****]*	1,500+	Level 2 Support
Retail	Retail	Retail	RSDB - Retail Store Database [****]*	L	L			X	Application Support	Retail store management system	Terminal Server: Win 2008 DB Server: Linux	[****]*	350+	Level 2 Support
Retail	Retail		SMS	L	L			X	Application Support	Retail store footfall counter	Terminal Server: Win 2008 DB Server: Sql 2008		500+	Level 2 Support
Retail	Retail	POS	WebPOS >> [****]* - Backoffice included)	H	M		X		Application Support	Web based point of sale system used in [****]*	Window 7	[****]*	~150	Level 2 Support
Retail	Retail	POS	[****]*	M	M			X	Application Support	Local POS				Level 2 Support
Retail	Retail	POS	[****]*	M	M			X	Application Support	Local POS				Level 2 Support
Retail	Retail	POS	[****]*	M	M			X	Application Support	Local POS				Level 2 Support
Retail	Retail	POS	[****]*	M	M			X	Application Support	Local POS				Level 2 Support
Corp & BI	Corp & BI		VMI SAS technical support (administration)						Application Support	VMI SAS technical support (administration) and support required for SQL server boxes which are feeding data to Hyperion
Corp & BI	Corp & BI		Hyperion Tax Provision						Application Support	Hyperion Tax Provision support
Global Supply Chain	Global Supply Chain	Manufacturing	GEMS	M	L			X	Application Support	Packaginf tracking app for compliance				Level 2 Support
Wholesale	Wholesale	Aworkbook	Digital Linebook (Aworkbook)	M	L			X	Application Support	Digital Linebook				Level 2 Support
Global Supply Chain	Global Supply Chain	Manugistics	IPS (Inventory, Production, Sales)	M	M	X			Application Support	Pulls together sales, inventory and production actuals and forecasts. Used to determine production adjustments to better align supply and demand	Windows Server	SQL Server, SAS, Excel/VB	30-40	Level 2 Support
Global Supply Chain	Global Supply Chain	Manugistics	PAR (Product Availability Reporting)	M	M	X			Application Support	This provides different views of a time-phased replenishment plan at the product and / or size levels. Used for product availability reporting and production decisions	Windows Server	Oracle, Stored Procedures, VS.Net	30	Level 2 Support
Global Supply Chain	Global Supply Chain		Kronos	M	M	X			Application Support	time Management		`		Level 2 Support	Expecting 100 tickets/month from these applications
Global Supply Chain	Global Supply Chain		Maui			X			Application Support			`		Level 2 Support

LS&Co. - Exhibit 2 - Description of Services	Page 29

CONFIDENTIAL
EXECUTION VERSION

Global Supply Chain	Global Supply Chain		WMS Lite				X			Application Support			`		Level 2 Support
Global Supply Chain	Global Supply Chain	PI	Garments Seconds Analysis (GSA) - Backend Support	M	M		X			Application Support					Level 2 Support
Global Supply Chain	Global Supply Chain		Excel PO Upload Tool	M	L		X			Application Support					Level 2 Support
Global Supply Chain	Global Supply Chain		POP Effective date upload Tool	M	L		X			Application Support					Level 2 Support
Global Supply Chain	Global Supply Chain		Gerber Accumark – Deskside support installation only	L	L	X				Application Support					Level 2 Support
Global Supply Chain	Global Supply Chain		Cygnus			X					Description = This is an interface for Crisplant supported by vendor				Level 2 Support
Global Supply Chain	Global Supply Chain		Boardwalk	H	M		X								Level 2 Support
Wholesale	Wholesale	Hyp'Archiv	Hyp'Archiv	L	M				X	Application Support	Active archive of invoices and delivery notes from pre-Pangaea era. Documents need to be retained for 10 years and are consulted by OTC, Central Inventory Ownership and Financial Controller.	Wintel	Unknown (packaged solution)	50	Level 2 Support
Retail	Retail		Application for Distributors Stores Support					X			Sales information upload process. Involves collection of data from Distributors in form of FTP, email, text file and excel files. Checking the content before uploading in DWH				Level 2 Support
Retail	Retail	Traffic Counter	VTA CM Traffic Counter (APD) interfaces	M	L			X			Traffic counter application to manage or configure the traffic count device in the stores	WinXP/Win7			Level 2 Support
Global Supply Chain	Global Supply Chain		Casio Order Issuance System	L	L				X		home grown – written in Access/VB	Access/VB			Level 2 Support

LS&Co. - Exhibit 2 - Description of Services	Page 30

CONFIDENTIAL
EXECUTION VERSION

Appendix B

Application Portfolio - External SaaS Interface Support

[****]*	[****]*
[****]*	[****]*
[****]*	[****]*

Application Group	Function	App Suite	Application / Module	Global App	Regional App (If applicable)				Scope of Support	Support Level
					Corp	[****]*	[****]*	[****]*
Corp & BI	Corp & BI		ADP (LSUS / Canada)			X			Interface Support Only	Level 2 Support
Corp & BI	Corp & BI		BPI				X		Interface Support Only	Level 2 Support
Corp & BI	Corp & BI		Cybergrants			X			Interface Support Only	Level 2 Support
Global Supply Chain	Global Supply Chain	Direct Procurement	TradeCard	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT001 Workday To E-Verify Employment Verification	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT002 Workday To Aetna Medical Insurance Enrollments	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT003 Workday To EyeMed Vision Insurance Enrollments	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT004/INT005 Workday To Fidelity 401K Eligibility And Demographics, Fidelity Pensioner Benefit Deductions	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT006 Workday To Fidelity Pensioner Benefit Deductions	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT007 Workday To Medgate Demographics	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT008 Workday To Kaiser Medical Insurance Enrollments	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT009 Workday To Liberty Mutual Disability Enrollments	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT010 Workday To Optum UBH EAP Enrollments	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT011 Workday To VSP Vision Insurance Enrollments	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT013 Workday To ADP PayForce USA Payroll Data	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT014 Workday To ADP PayAtWork CAN Payroll Data	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT028 Workday To Business Objects Data	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT029 Workday To ADP FSA Enrollments	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT030 Workday To CyberGrants Grants	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT032 Workday To Inner Workings Demographics	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT035 Workday To LSCO Employee Leave Data	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT036 Workday To Levi Portal Demographics	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT037 Workday To State of California New Hire Reporting	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT038 Workday To HireRight Demographics	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT039 Workday to Health Advocate Demographics And Benefits Plans	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT040 Workday To Bright Horizons Backup Care Eligibility	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT041 Workday To Mercer Retiree Census Data	X					Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT042 Workday To ITIM Demographics	X					Interface Support Only	Level 2 Support

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Corp & BI	HR	WORKDAY	INT043 Workday To Kronos & SalesForce Demographics	X	Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT048 Workday To IQNavigator User Setup Data	X	Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT061 Workday To YourCause	X	Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT062 Workday To Online Store	X	Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT071 Workday To CICPlus	X	Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	INT076 Workday To Medicare VDSA Voluntary Data Sharing Agreement	X	Interface Support Only	Level 2 Support
Corp & BI	HR	WORKDAY	Teleo -Interface	X	Interface Support Only	Level 2 Support

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Note: The following ticket volumes reflect approximately 80% of the total ticket volumes for service requests and incidents.

Ticket Volume - Service Requests

	Area		Service Requests / Month
	Application Support	eCommerce preliminary estimate	[****]*
	Application Support	Retail Application Support	[****]*
	Application Support	Wholesale Application Support	[****]*
	Application Support	Supply Chain Application Support	[****]*
	Application Support	Corp & BI Application Support	[****]*

Ticket Volume - Incidents

	Area		Incidents / Month
	Application Support	eCommerce preliminary estimate	[****]*
]*	Application Support	Retail Application Support	[****]*
	Application Support	Wholesale Application Support	[****]*
	Application Support	Supply Chain Application Support	[****]*
	Application Support	Corp & BI Application Support	[****]*

*Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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		Appendix D
	Reported Incidents by Priority

		Priority					Total
Area		P1	P2	P3	P4	P5
Application Support	Retail Application Support	[****]*	[****]*	[****]*	[****]*	[****]*	100%
Application Support	Wholesale Application Support	[****]*	[****]*	[****]*	[****]*	[****]*	100%
Application Support	Supply Chain Application Support	[****]*	[****]*	[****]*	[****]*	[****]*	100%
Application Support	Corp & BI Application Support	[****]*	[****]*	[****]*	[****]*	[****]*	100%

*Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	Appendix E
	Hours Required for Change Requests / Enhancements

Area	Application Group	Enhancement Hours / Month
Application Support	eCommerce	500
Application Support	Retail	35
Application Support	Wholesale	10
Application Support	Global Supply Chain
	Flex PLM/Da-Vinci/Web PDM	200
	CARTS/Andromeda/Boardwalk	100
	Distribution center Applications (Red prairie, Workload mgmt, Euro VAS etc)	200
	Enhancement to applications used by Canada/Mexico/Brazil
Application Support	Corp & BI	325
Application Support	Workday Interfaces enhacements	160
Application Support	Non Business Project Hours (Apps KTLO Project Effort)	170
	Total	1,700

Others
Application Support	eCommerce Security Scans	2 scans / month (1 for Major Release + 1 for Minor Release)

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Local Language Requirements
Country	Application Group	Application Names	Local Language
Taiwan	Retail	- Competitive Connect System	Taiwan
Korea	Retail	- CRM	Korean
- WebPOS >> (KOREA - Backoffice included)
China	Corp & BI	- DWH (APD)	Simplified Chinese Traditional Chinese Mandarin Japanese
- NXPDC

	Retail	- CRM Loop Websites
- CRM Reports
- Division Booking System
- Retail Bulletin Board (APD)

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.3.8
DESCRIPTION OF SERVICES – INFORMATION TECHNOLOGY SERVICES
TEST CENTER OF EXCELLENCE (TCOE)

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.
References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.
Definitions: As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.
The Services to be provided by Supplier to [****]* under this Agreement are categorized into the following:

•	Test Center of Excellence (TCoE)
Without limiting Section 3 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “√” in the column labeled Supplier).

2.	TEST CENTER OF EXCELLENCE(TCOE)

Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
TCOE.2	TEST CENTER OF EXCELLENCE
TCOE.2.1	Core Services
TCOE.2.1.1	Define TCOE Operation Model	X
TCOE.2.1.2	Define TCOE Governance Model	X
TCOE.2.1.3	Define Demand Management Framework	X
TCOE.2.1.4	Continuously Define Test Plan for Project releases	X
TCOE.2.1.5	Define Test Process Framework(Process, Methodology, Tools)	X
TCOE.2.1.6	Provide roadmap for Test Process Implementation	X
TCOE.2.1.7	Perform Audits and produce findings for review on Quality Gates for identified projects	X
TCOE.2.1.8	Define, Refine & Set Up Test Automation Framework and creation of Automation Assets	X
TCOE.2.1.9	Continuously Perform Test Automation Assessment	X
TCOE.2.1.10	Define, Refine & Set Up Performance Test	X

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Ref. ID	Principal Activities	Responsibility
		Supplier	LS&Co.
Framework and creation of Performance Assets
TCOE.2.1.11	Continuously Perform Performance Test Assessment	X
TCOE.2.1.12	Test Environment Management(Planning & Co-ordination)	X
TCOE.2.1.13	Test Data Planning & Co-ordination of Project needs (not Data Creation))	X
TCOE.2.1.14	Test Tool Administration and test bed set up for Project & User Maintenance Activities HP QC, HP QTP, HP LoadRunner, Borland SilkTest Any Additional tools we add as part of TCOE tool assessment	X
Additional items
TCOE.2.2	Flex Team
TCOE.2.2.1
Create Regression, QA, Performance, and Automation Test Bed’s. Serve as a Test Leads, Coordinators, Testers etc… all defined on a project need basis under TCOE working framework to extend the CORE team on an as need basis
X
TCOE.2.3	Production Support Testing
TCOE.2.3.1	Maintain Regression Test Bed’s (all the above types) to keep Assets up to date	X
TCOE.2.3.2	Test Governance of SAP & RAYMARK releases	X
TCOE.2.3.3	Facilitate Functional/Business-Process Knowledge of the Applications for in-scope projects	X
TCOE.2.3.4	Testing for CRs and Maintenance Releases leveraging production support team (Excluding SAP & RAYMARK)	X

Note: Any activities which are not listed in the above table shall be considered as out of scope.

3.	RACI (RESPONSIBLE-ACCOUNTABLE-CONSULTED-INFORMED):
Supplier has defined the RACI (Responsible – Accountable – Consulted –Informed) Matrix for the Services provided in scope. Supplier will further detail the RACI during the initial phase of the engagement and will validate and mutually agree on the RACI matrix with LS&Co.:

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Ref. #	Task	Supplier	LS&Co.
1	TCOE Core Services
1.1	Create Operation Model	RA	C
1.2	Sign-off Operation Model	A	R
1.3	Create Governance Model	RA	C
1.4	Sign-off Governance Model	A	R
1.5	Create Demand Management Framework	RA	C
1.6	Sign-off Demand Management Framework	A	R
1.7	Manage & Publish Demand	RA	C
1.8	Plan for Release tests	RA	C
1.9	Sign-off Release tests plan	A	R
1.10	Understand Current Process and test landscape	RA	I
1.11	Define Test Process Framework(Methodology, Tools)	RA	C
1.12	Sign-off Test Process Framework	A	R
1.13	Provide roadmap and Implement Test Processes	RA	C
1.14	Sign-off Roadmap for test process implementation	A	R
1.15	Audit Quality Gates for Project Releases & Publish Findings	RA	C
1.16	Sign-off Audit Findings	A	R
1.17	Create Test Automation Framework	RA	I
1.18	Sign-off Test Automation Framework	A	R
1.19	Assess Test cases for Automation & Publish Assessment Report	RA	C
1.20	Sign-off Automation Assessment Report	A	R
1.21	Create Performance Test Framework	RA	I
1.22	Sign-off Performance Test Framework	A	R
1.23	Assess Test Scenarios for Performance Test & Publish Assessment Report	RA	C
1.24	Sign-off Performance Test Assessment Report	A	R
1.25	* Test Environment Management (Planning & Co-Ordination for projects)	RA	C
1.26	Test Data Management (Requirements, Planning & Co-Ordination)	RA	C
1.27	Test Tools Administration (User Maintenance) for HP QC, HP QTP, HP LoadRunner, Borland SilkTest Any Additional tools we add as part of TCOE tool assessment	RA	I

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Ref. #	Task	Supplier	LS&Co.
2	Flex Team
2.1	Create Regression Test Bed	RA	C
2.2	Sign-off Regression Test Bed	A	R
3	Production Support Testing
3.1	Test Governance of SAP & RAYMARK releases	RA	C
3.2	Maintain Regression Test Bed to keep it up to date	RA	I
3.3	Knowledge Acquisition of In-Scope projects. Activities defined on a project need basis under TCOE working framework to extend the CORE team on an as need basis	A	R
3.4
Testing of CRs & Maintenance Releases(Excluding SAP & RAYMRARK) leveraging production support team Activities defined on a project need basis under TCOE working framework to extend the CORE team on an as need basis
		RA	I

*TCoE will be responsible for coordinating with the development and infrastructure teams to define the number of instances and the environment needs for each project and for getting to a workable solution for each project that may or may not include all test environments for all applications.

4.	DELIVERABLES
TCoE Core Services:

•	Understanding Document of Current Test Processes

•	TcoE Operation Model

•	TcoE Governance Model/Framework

•	Demand Management Framework

•	Test Environment Management Framework

•	Test Data Management Framework

•	Test Process Handbook/Framework

•	Test Process Implementation Roadmap

•	Plan for Test Releases

•	Quality Gate Audit Assessment Report

•	Test Automation Framework

•	Test Automation Assessment Report

•	Performance Test Framework

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•	Performance Test Assessment Report

•	Test Tool Administration Activities Report

TCoE Flex Team:

•	Regression, QA, Performance, and Automation Test Bed’s. Status Report for Test Bed Creation

Production Support Testing:

•	Process Compliance Report for testing projects

•	Test Plan(as applicable/needed), Test Cases, Test Results for CRs/Maintenance Releases

5.	OPERATING MODEL:
Below figure depicts the operating model for TCoE & Production Support testing:

TCoE Team Structure

TCOE Core Team
Service Enabler
Test Tools Mgmt
Test Environment Planning and Coordination
Test Automation
Performance Testing
TCOE Service Management/Engagement
TCOE Lead
Demand Lead
Production Support Combined WIPRO & Cognizant Testing Coverage
SAP/Raymark + WIPRO In-Scope
Prod Support SOW based Pool From Cognizant
WIPRO InScope
WIPRO Prod Support SOW based Pool
Production Support Testing
Flex Pool (Project based)
Onshore
Offshore

LEVI STRAUSS & CO.

6.	ASSUMPTIONS & DEPENDENCIES:

◦
LS&Co. shall assign a Single Point of Contact (SPoC) for the Supplier Testing Team who would have the necessary authority to mobilize relevant resources in LS&Co. and approve Deliverables from the Supplier Team

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•	LS&Co. shall facilitate collaboration with other Partners to ensure seamless testing operations.

•	The Supplier team should have access to all existing documentation that will have a bearing on the testing activities, including:

o	Business requirement documents

o	High level architecture documents

o	System design documents

o	Application specific documentation

o	Necessary access to the Testing Environment & Test Data will be provided by LS&Co.

o	During the test execution phase, the required software builds will be available in the test environment as per the agreed upon schedule.

o	Testing environments will be available through the test execution phase. Test environment downtime, if any, should be communicated to the Supplier testing team ahead of the plan

o	Fixes to defects raised by testing team will be provided by the application & development, team/s as per the agreed plan and timeline with LS&Co.

o	Compliance to the TCoE process is the responsibility of LS&Co. as outlined in the RACI above.

o
LS&Co. shall provide Testing Tool Licenses (HP Quality Centre, HP Quick Test Professional, HP LoadRunner, Borland SilkTest, etc.) to the Supplier Team. Based on the future demands, if any additional testing tools or licenses are required for carrying out the testing activities, the same shall be decided and procured by LS&Co.

o
LS&Co. shall provide remote access (Onsite as well as Offshore) to the Testing Tools for the Supplier Team & provide Administrator privileges to the Testing Tools for the Supplier Test Tool Administrator

7.	STAFFING
The following testing roles are identified for this Description of Services. The location from which each role will operate is listed in the table below. These are indicative roles and Supplier may add / remove roles as may be necessary from time to time in consultation with LS&Co.

SERVICE	ROLE	LOCATION
TCoE	TCoE lead	LS&Co. in San Francisco California USA
	Demand Manager	LS&Co. in San Francisco , California , USA
	Test Environment Lead	Supplier Offices in Pune, India
	Test Data Management Lead + Test Tool Administrator	Supplier Offices in Pune, India
	Automation Architect	Supplier Offices in Pune, India
	Performance Test Architect	Supplier Offices in Pune, India

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SERVICE	ROLE	LOCATION
Production Support Testing	Test lead	LS&Co. in San Francisco, California USA
	Test Engineer	Supplier Offices in Pune, India

8.	ACCEPTANCE OF DELIVERABLES
The Acceptance Criteria for the Deliverables identified in Section 5 are as follows.

•	It satisfies the scope of the work described in the SOW, and it contains the content described in the Deliverables section; or

•	Achievement of the specified test result for each test specified in the Test Plan

Acceptance Period: The Acceptance Period is 7 calendar days from the date of submission of the Deliverables beyond which it is deemed accepted.

9.	REPORTS
Following reports will be made available to LS&Co. during the course of this SOW. Supplier TCOE Lead would be accountable for the below mentioned reports.

•
Daily / Weekly / Executive Summary Reports / Test Execution Reports during the Projects Test execution phase. This will consist of, but not be limited to, Planned vs. Actual number of test cases executed, Number of test cases passed, Number of test cases failed, List of defects logged and their status, Number of test cases blocked, Number of test cases pending execution, High severity defects (blockers) that require a fix to continue with testing and any downtimes encountered during testing with reasons.

•
Weekly TCOE Status summary will consist of the tasks accomplished in the entire week, a tracker for milestones, planned tasks for the week ahead, risks, issues and dependencies. This will be delivered to the LS&Co. Manager in a mutually agreed upon format.

•	Monthly Reports will describe Supplier’s performance and compliance to each of the Service Levels agreed. This report shall be published in the first week of every month.

SERVICE LEVELS
The following Service Levels have been agreed upon between the Parties as of the Effective Date.

Service Level 01:– Quality
Objective	To measure effectiveness of Supplier’s testing of Releases
Definition	Defect leakage to Production with Severity 1 for testing done by Supplier.

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Service Level 01:– Quality
Method
Data Capture
Severity 1(Critical) defect leakage into Production which are fixed shall be measured till 3 months from the date of Go-live date for every Release by gathering the data from Incident/Ticket Management System in Production

Measurement Interval	Monthly
Method of Calculation
Only Fixed (Resolved with Code Change) defects from Incident/Ticket Management System in Production would be gathered on weekly basis
Approved outstanding defects for Go-live or Defects relating to aspects that could not be tested in the Test Environment or was not part of the approved test set or not attributed to performance issues would not be covered under this Service Level

Expected Performance	Expected and minimum level of defects slippage shall be 0 (ZERO)
Service Level 02:– Schedule
Objective	To measure Schedule adherence of Supplier testing team
Definition	Schedule Slippage is calculated using the formulae => {(Actual Duration - Estimated Duration)/Estimated Duration} *100
Method
Data Capture
Slippage of schedule for each test release conducted by Supplier shall be measured by gathering data from Project Plan/Test Plan/HP Quality Center. Final milestone (test execution completion) shall be considered for measuring schedule slippage. Intermediate milestones/dates of testing will not be considered for measuring schedule slippage.

Measurement Interval	Monthly
Method of Calculation
Schedule Slippage is calculated using the formulae => {(Actual Duration - Estimated Duration)/Estimated Duration} *100. Approved revised schedule or schedule slippage reasons not attributable to Supplier testing team would not be covered under this Service Level.

Expected Performance	Expected and the minimum level of schedule slippage for each release shall be 0 (ZERO)
Service Level 03: Test Planning Accuracy
Objective	To ensure that Supplier delivers test cases as planned.
Definition	Test Cases planned to create versus test cases actually created.
Method
Data Capture
During the regression test case development planning:
•    Supplier will determine the number of test cases needed by start of test phase based on requirements;
•    Supplier will document all test cases in Quality Center and report test case creation progress against plan.

Measurement Interval	Weekly or at LS&Co.’s REQUEST
Method of Calculation	Test cases created/test cases planned to be created
Expected Performance	95% of planned test cases are created as scheduled
Service Level 04: Test Execution Accuracy
Objective	To ensure that Supplier executes test cases as planned.
Definition	Test Cases planned to execute versus test cases actually executed.
Method

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Service Level 01:– Quality
Data Capture
During the test case execution planning:
•    Supplier will determine the number of regression test cases needed to execute by start of test phase based on requirements;
•    Supplier will track all test case execution in Quality Center and report test case execution progress against plan

Measurement Interval	Daily or at LS&Co.’s REQUEST
Method of Calculation	Test cases executed/test cases planned to be executed
Expected Performance	95% of planned test cases are executed as scheduled

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.4
DESCRIPTION OF SERVICES – CUSTOMER SERVICE SERVICES

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION
Purpose: This Exhibit describes the Services to be performed for LS&Co. by Supplier pursuant to the Agreement.References: References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

•	Order Management

•	Dispute Management

•	Other Customer Services Activities

•	Preliminary Order Processing (POP)

•	Reporting

•	Returns
Without limiting Section 3.1 of the Agreement, the Services include (a) the services, functions and responsibilities described in this Attachment; and (b) the services, functions and responsibilities identified in the roles and responsibilities matrices contained within this Attachment for which Supplier is responsible (i.e., those Services which have an “X” in the column labeled Supplier).

2.	CUSTOMER SERVICE - ORDER MANAGEMENT
Supplier will be responsible for performing the Customer Service, order management. The “Customer Service” Process consists of a comprehensive set of integrated functions and responsibilities that constitute, support or relate to the processing of orders, disputes and returns in connection with LS&Co.’s business.

Principal Activity	Supplier			LS&Co.
	[****	****	****]*	[****	****	****]*
1. Order Management
1.1 Order Capture & Process
1.1.1 Enter Orders for all order types including POSM and brand apparel products	X	X	X
Capture these orders manually, excel	X	X	X

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Principal Activity	Supplier			LS&Co.
upload (or other upload tools), EDI and other local country systems 1.1.2
1.1.3 Raise exceptions that are system driven that would prevent an order from being processed or shipped (e.g.: blocks, incompletes, VAS, pricing discrepancies etc.)	X	X	X
1.1.4 To handle exceptions, Supplier will attain approvals from LS&Co. team. Exceptions could surface from blocks pertaining to Pricing errors, price change requests, etc.	X	X	X
1.1.5 Resolve raised exceptions and provide approval for Supplier to execute				X	X	X
1.1.6 Execute per resolution provided by LS&Co	X	X	X
1.1.7 Analyze incoming orders and remove duplicate orders	X	X	X
1.1.8 Conduct the analysis, identify and raise missing/inaccurate EDI order transmissions	X	X	X
1.1.9 Resolve raised problematic EDI order transmissions				X	X	X
1.2 Pro-Active Order Management
1.2.1 Validate Material master data, upload dummy orders to verify material master is set-up correctly for POP , pre-booking order on seasonal SKU’s listing	X	X	X
1.2.2 Maintain customer compliance document	X	X	X
1.2.3 Inform team on the changes in customer compliance documentation				X	X	X
1.2.4   Produce and provide all relevant shipping
/ order management status reports to LS&Co. team
1.    All Monitoring / Tracking reports
2.    Monthly fiscal order completion reports
3.    Order status reports (Open order & Open order by RDD)
4.    Order ageing reports
5.    Delivery block reports

	X	X	X

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Principal Activity	Supplier			LS&Co.
[List of reports to be finalized in TA / KA]
1.2.5 Manually enter and update product data translation on customer systems.	X	X	X
1.2.6 Manage Pricat seasonal outputs		X
1.2.7 Maintain contract / bulk management	X	X	X
1.2.8 Monthly and weekly contract / bulk cleansing (including moves and cancels) per contract policy	X	X	X
1.2.9 Retained organization to coordinate with sales to obtain approval for contract movement on a weekly/monthly basis and inform Supplier to execute movement				X	X	X
1.2.10 Retained organization to review canceled residual contracts on a weekly and monthly basis				X	X	X
1.2.11 Ensure call-off orders decrement from contract / bulk and not pull from open availability	X	X	X
1.2.12 If call-off orders are pulled from open availability, inform the retained team	X	X	X
1.2.13 Retained team resolves call-off orders that are pulled from open availability instead of from contracts and informs Supplier				X	X	X
1.2.13 Supplier executes changes	X	X	X
1.2.14 Confirm that changes raised by the retained team have been made	X	X	X
1.2.15 Maintain and update PDU on MarketMax as per changes raised by the retained team	X
1.2.16 Provide update or changes on PDU via email				X		X
1.2.17 Make changes to an order as per allocation requests from the retained team	X	X	X
1.2.18 Provide changes in allocation				X	X	X
1.2.19 Manage the Force Allocation process/decisions				X	X	X
1.2.20 Process Force Allocation requests subject to retained organization direction	X	X	X
1.2.21 Generate and analyze pending order cancellation report	X	X	X
1.2.22 Proactive communication to retained team in case of pending order cancellation	X	X	X

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Principal Activity	Supplier			LS&Co.
1.2.23 Manage Pre-ship approval process				X	X	X
1.2.24 Execute re-dating of orders based on pre-shipment approvals	X	X	X
1.2.25 Raise issues impacting ability to ship by cancel date and work with retained team for resolution which could include extending cancellation dates	X	X	X
1.2.26 Manual delivery creation as needed	X	X	X
1.2.27 Obtain approval documentation from Sales and Customers for orders requiring cancel date extensions, price changes, product quantity adjustments, and product substitutions				X	X	X
1.2.28 Communicate and provide approval to the course of action to the Supplier team				X	X	X
1.2.29 Execute the course of action and confirm that it has been executed	X	X	X
1.2.30 Ensure orders are error free and ready for Allocation	X	X	X
1.2.31 Provide 2nd line of support for SAP issues				X	X	X
1.2.32 Ensure order files are cleansed in accordance with LS&Co. policy	X	X	X
1.2.33 Provide LS&Co. policies and inform changes to the policies				X	X	X
1.2.34 Manage customer procurement and validation of VAS data for upload					X	X
1.2.35 Manage VAS data upload into related systems		X	X
1.2.26 Support LS&Co. with re-determination of the order files once the VAS data is uploaded to include account and product level VAS		X	X
1.3 Order Management Analyst (Work)
1.3.1 Analyze inventory position in a constrained inventory environment	X	X	X
1.3.2 Determine when inventory is due-in to support the order. In LSA, this includes reporting out due-in dates from SAP	X	X	X
1.3.3 Communicate to the retained organization for resolution	X	X	X

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Principal Activity	Supplier			LS&Co.
1.3.4 Partner with Demand Planning (DP) to analyze and maximize inventory as the issue is raised from the Supplier team. Communicate the resolution to Supplier				X	X	X
1.3.5 Execute order changes as per resolution provided	X	X	X
1.3.6 Communicate price changes based on price order attribute				X	X	X
1.3.7 Manage all price changes at order level (including in-season price changes/ late adoptions approval process				X	X	X
1.3.9 Identify and communicate product issues such as fallout, DNA, etc. to Supplier that impact the order file				X	X	X
1.3.10 Execute order changes as per communication from the retained team	X	X	X
1.3.11 Develop, maintain and conduct OM process and systems training to Supplier agents	X	X	X
1.3.12 Identify and raise trends that results in recurring issues that negatively impacts orders	X	X	X
1.3.13 Initiate the root-cause analysis that drives the issues and provide a proposed solution of the issues to the retained organization	X	X	X
1.3.14 Identify any potential issues with SAP and escalate directly with IT as required for resolution. Keep LS&Co. informed on status.	X	X	X
1.3.15 Retained organization determines impact to orders based on redeployment strategies from distribution				X	X	X
1.3.16 Realign orders based on the input from retained organization	X	X	X
1.3.17 "Inventory redeployment from one DC to another: > Work with internal stakeholders to identify redeployed inventory > Communicate changes of plant on orders to Supplier				X	X	X
1.3.18 Provide direction (approval / disapproval) on order changes based on plant redetermination				X	X	X

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Principal Activity	Supplier			LS&Co.
1.3.19 Execute order changes based on the approval and plant re-determination provided by LS&Co	X	X	X
1.3.20 Recommend opportunities for business process improvement	X	X	X
1.3.21 Develop and Maintain business process documentation	X	X	X
1.3.22 "SAP system (where relevant to OM):
 >Develop SAP test strategy, plans, scripts and execute the test for system enhancements
 >Develop Business Requirements Documents for process changes affecting systems changes
> Resident expert on OM SAP process and technology"
				X	X	X
1.3.23 Ensure all business processes are SOX compliant				X	X	X
1.3.24 Support store to store stock transfer orders by managing to completion the virtual return process in SAP		X	X
1.3.25 Support special OTC process for e-Commerce	X	X	X
1.4 Excess and Obsolete Inventory
1.4.1 Tracks and identify obsolete inventory for export orders				X
1.4.3 Enter and manage orders through completion	X	X	X
1.4.4 Report status of orders and flag any issues with orders	X	X	X
1.5 Free-Of-Charge Goods (i.e.: Samples, Uniforms, Product Placements, Giveaways, Promotions, etc.)
1.5.1 Develop and maintain policies for all FOC goods				X	X	X
1.5.2 Validation of FOC orders according to LS&Co. policy	X	X	X
1.5.4 Attain special approvals (Sales / Finance)				X	X	X
1.5.5 Receive and process FOC orders through shipping	X	X	X
2. Preliminary Order Processing (POP) / Pre-Season Booking
2.1 POP Preparation

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Principal Activity	Supplier			LS&Co.
2.1.1 Manage compliance to seasonal sell in windows (GTM)					X	X
2.1.2 Capture pre-booking orders for agreed upon accounts				X	X	X
2.1.3 Process pre-booking orders for agreed upon accounts	X	X	X
2.1.4 Coordinate with internal stakeholders for POP reconciliation				X	X	X
2.1.5 Communicate POP amendments to Sales / Customers				X	X	X
2.1.6 Amend pre-booking orders relative to POP results	X	X	X
2.1.6 For selected accounts, communicate POP contract data to be entered into sales forecasting tool				X
2.1.7 Enter / Upload POP PDU Data into forecasting tool - MARKETmax	X
2.3 POP Contracts
2.3.1 Submits pre-pack template				X		X
2.3.2 Enter / upload POP Contracts into SAP	X		X
2.3.3 Communicate POP adjustments direction				X
2.3.4 Reject or adjust contracts based on direction from LS&Co.	X
2.3.5 Manage through Contract lifecycle according to policy	X		X
2.3.6 Provide POP reporting to retained organization	X		X
2.3.7 Retained organization to communicate to key stakeholders (internal / external)				X	X	X
2.3.8 Release POP/Bulk entered				X		X
2.3.9 Validates unit quantities				X		X
3. Dispute & Returns Management
3.1 Dispute Management
3.1.1 Coordinate with retained org if sales interjection is required				X	X	X
3.1.2 Log into SAP to review any raised disputes on a daily basis	X	X	X

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Principal Activity	Supplier			LS&Co.
3.1.3 Conduct research to determine the validity of the dispute	X	X	X
3.1.4 Coordinate with supplier F&A team for approval / rejection	X	X	X
3.1.5 Justify dispute acceptance or rejection with supporting documentation	X	X	X
3.1.6 If the dispute is accepted, update UDM in SAP with results of dispute research with attached supporting documents	X	X	X
3.1.7 If a dispute is rejected, raise it to the retained organization	X	X	X
3.1.8 Retained organization will approve / disapprove dispute rejection				X	X	X
3.1.9 Close the dispute in UDM as per communication from the retained organization	X	X	X
3.2 Returns Management
3.2.1 Receive returns requests via MBX or phone				X	X	X
3.2.2 Obtain approval from retained organization for returns that exceed defined threshold defined in policy	X	X	X
3.2.3 Approve / Reject requests provided by the retained team				X	X	X
3.2.4 Process approved returns and manage return until it closes	X	X	X
3.2.5 Enter pick up onto carrier sites		X	X
3.2.6 Validation of Return when there is a return variance with DC/RDC (DC) and resolves the variance internally				X	X	X
3.2.7 Coordination with freight carriers					X	X
3.2.8 Issue Credit Notes (MEX only for LSA)	X	X	X
4. Reporting
4.1 Internal Reporting
4.1.1 Set Global/ Regional reporting requirements				X	X	X
4.1.2 Partner with internal key stakeholders to understand local/exceptional reporting requirements				X	X	X
4.1.3 Execute data pulls and reporting needs (global and regional)	X	X	X
4.1.4 Provide routine business reporting	X	X	X
4.1.5 Provide bi-weekly sales-shipping status report	X	X	X

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Principal Activity	Supplier			LS&Co.
4.1.6 Provide report to sales on outstanding POs	X	X	X
4.1.7 Provide update on product discontinuation 4.1.8 Provide metrics / KPIs reporting	X X	X X	X X
4.1.9 Generate Account specific reports	X	X	X
4.1.10 Generate Product Cancelled reports	X	X	X
4.1.11 Generate Product adjustment reports [List of reports to be finalized during TA]	X	X	X
5. Other Customer Service Activities
5.1 Support & Research
5.1.1 Provide ad hoc support and analysis to internal cross functional stakeholders and customers	X	X	X
5.1.2 Respond to research requests	X	X	X
5.1.3 Review and present reports to stakeholders and customers. If the report does not meet the requirements (incomplete / incorrect / requires edits), reach out to Supplier team				X	X	X
5.1.4 Receive feedback on report that needs to be edited in any way and revert with the corresponding changes	X	X	X
5.2 Sales Assistance
5.2.1 Coordinate picking tickets	X
5.2.2 Order picking tickets	X
5.2.3 Upload invoices in customer systems		X
5.2.4 Issue Latin America Licensee PO requisition	X
5.2.5 Provide the following as requested: product EAN list, Available to sell (A2S) report, distressed inventory list.”	X	X	X
5.2.6 Update list of SOs with office POs from customers			X
5.3 Demand Tracking
5.3.1 Tracks demand changes and cancellations				X	X	X
5.3.2 Initiate communications on deviations from actual demand against POP bookings				X	X	X
5.3.3 Consignment Order	X	X	X
6. Export Customers Coordination LSE
6.1 Daily manual request to CC to release orders manually for allocation only daily (based on AIP, shipment plans for		X

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Principal Activity	Supplier	LS&Co.
next weeks)
6.2 Confirmation of final shipment with customer and preparing pro forma document		X
6.3 Management of manual delivery creation with OFG and CC		X
6.4 Pick-up coordination with DC and customer including transport organization and customs documents preparation for goods, POSMs, samples and furniture		X
6.5 Post shipment service to customer - sending all documents customs and shipment		X

3.	LANGUAGES
Supplier resources servicing the following regions will be fluent in the following languages:

[Languages Supported
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
	[****]*	[****]*
[****]*
[****]*
[****]*

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[****]*
[****]*
[****]*
[****]*
[****]*

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MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 2
DESCRIPTION OF SERVICES
ATTACHMENT 2.5
DESCRIPTION OF SERVICES – CONSUMER RELATIONS SERVICES

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1.	Introduction		1

	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1

2.	Finalization of Service Description		1

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1.	INTRODUCTION.

1.1	Purpose. This Exhibit describes the Consumer Relations Services to be performed for LS&Co. by Supplier pursuant to the Agreement.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	FINALIZATION OF SERVICE DESCRIPTION.
The Parties acknowledge and agree that this Attachment 2.5 has not been completed as of the Effective Date. Accordingly, the Parties agree that they shall continue to negotiate and finalize this Attachment 2.5 in good faith, with the goal of promptly completing this Attachment 2.5 (but in no event later than the end of Knowledge Acquisition) and incorporating the completed Attachment 2.5 into the Agreement. The completed Attachment 2.5 shall be incorporated into the Agreement by means of an addenda executed by both Parties, with such completed Attachment 2.5 being effective as of the Effective Date (and without the requirement for additional consideration with respect to the finalization of Attachment 2.5 and execution of the addenda).

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	Service Levels		2

	2.1	Performance of Serviceis	2
	2.2	Criticial Service Levels	2
	2.3	Other Service Levels	2
	2.4	Additional Service Levels	2

3.	Measurement of Service Level Compliance		3

	3.1	Commencement of Measurement; Measurement Interval	3
	3.2	Measuring Tools	3
	3.3	Failure to Complete Measurement	3
	3.4	Review of Measuring Tools	4
	3.5	Regional Measurement	4

4.	Reporting		4

	4.1	Service Level Reports	4

5.	Service Level Validation		5

	5.1	Service Level Baselining Process	5
	5.2	Target Adjustments	5

6.	Failure to Perform; Service Level Credits		6

	6.1	Weighting Factors	6
	6.2	Service Level Credits	6
	6.3	Service Level Credit Calculation	6
	6.4	Multiple Service Level Failures; At Risk Amount	7
	6.5	Application of Credits	7
	6.6	Service Level Improvement Plan	7

7.	Changes to Service Levels		7

	7.1	Addition or Deletion	7
	7.2	Continuous Improvement	7

8.	Service Level Exceptions		8

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1.	INTRODUCTION.

1.1	General. The Service Levels applicable to the performance of the Services are set forth in this Exhibit.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated. The terms set forth below have the meanings set forth below:

(a)	“Additional Criteria” has the meaning given in Section 2.4.

(b)
“Critical Service Level” means a Service Level identified in the applicable Service Level Definitions Document as such (either explicitly or because there is a Service Level Credit or Weighting Factor set forth in the applicable Service Level Definitions Document which is associated with a Service Level Failure).

(c)	“Critical Service Level Failure” has the meaning given in Section 2.2.

(d)	“Existing Performance” has the meaning given in Section 5.1.

(e)	“Initial Review Period” has the meaning given in Section 5.1.

(f)
“Measuring Tools” means the tools, processes, procedures, and methodologies as well as any associated documentation provided and used by Supplier to measure, validate and report Supplier’s performance of the Services against the Service Levels. The Measuring Tools shall provide a level of detail sufficient to verify Supplier’s compliance with the Service Level.

(g)
“Measurement Interval” means the time during, or the frequency within, which a Service Level shall be measured as set forth in the applicable Service Level Definitions Document. Where no Measurement Interval is set forth in Service Level Definitions Document, the Measurement Interval shall be a calendar month.

(h)	“Objection Notice” has the meaning given in Section 2.4.

(i)	“Performance Target” means with respect to a Service Level, the target for the Service Level set forth in the applicable Service Level Definitions Document.

(j)	“Region” has the meaning given in Section 3.5.

(k)	“Relief Event” has the meaning given in Section 8.

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(l)
“Service Level Definitions Document” means for a Service Category the portion of this Exhibit 3 that defines the Service Levels for the applicable Service Category. For each Service Category, the Service Levels are set forth in separate attachments to this Exhibit 3.

(m)
“Service Level Failure” means, with respect to a Service Level, the failure to meet the Performance Target for that Service Level (calculated using the formula for the applicable Service Level set forth in the applicable Service Level Definitions Document) during the applicable Measurement Interval.

(n)	“Service Level Improvement Plan” has the meaning given in Section 6.6.

(o)	“Service Level Report” has the meaning given in Section 4.1.

(p)	“Validated Average” has the meaning given in Section 5.1.

(q)	“Validation Period” has the meaning given in Section 5.1.

(r)	“Validation Service Level” has the meaning given in Section 5.1.

(s)	“Weighting Factor” has the meaning given in Section 6.1.

2.	SERVICE LEVELS.

2.1
Performance of Services. As of the applicable Commencement Date (or as otherwise specified in this Exhibit), Supplier shall be responsible for and shall perform the Services in accordance with the Service Levels. Supplier shall perform all Services that do not have defined Service Levels in a manner and at levels that equal or exceed the level of service being provided internally by LS&Co. or through a third party prior to the Effective Date, including with respect to accuracy, quality, completeness, timeliness, and responsiveness.

2.2
Critical Service Levels. Critical Service Levels are of particular importance to LS&Co.’s business. A Service Level Failure with respect to a Critical Service Level (each a “Critical Service Level Failure”) shall entitle LS&Co. to receive a Service Level Credit.

2.3
Other Service Levels. Service Levels that are not Critical Service Levels are nevertheless viewed as important to measuring the efficiency and effectiveness of Supplier’s relationship and evaluating Supplier’s performance relative to LS&Co.’s expectations and historical accomplishments. Supplier’s performance of the other Service Levels will be taken into account by LS&Co. in the evaluation of LS&Co.’s other rights under the Agreement. For clarity, such Service Levels shall not result in a Service Level Credit.

2.4
Additional Service Levels. With respect to each Service Category and Region, and during the 12-month period following the applicable Commencement Date, LS&Co. may, upon 30 days’ prior notice to Supplier, add additional Service Levels that will be

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applicable to Supplier’s performance of the applicable Services in order to achieve a fair, accurate, and consistent measurement of Supplier’s performance of those Services; provided, that any such additional Service Levels shall be measurable (using the existing Measuring Tools), objective and include a specified and reasonable Performance Target (the “Additional Criteria”); and provided further, however, that where there is no historical or other data to support the Performance Target specified for such a Service Level that Performance Target shall be subject to validation pursuant to Section 5. Unless Supplier objects to such Service Level (on the basis that it does not meet the Additional Criteria or is otherwise commercially unreasonable) within the 30-day notice period (“Objection Notice”), the Service Levels shall be deemed incorporated in the Agreement after the expiration of the 30-day notice period and the applicable Service Level Definitions Document shall be amended accordingly. Promptly after the receipt by LS&Co. of a valid Objection Notice, the LS&Co. Global Lead for the applicable Service Category and the Supplier Global Lead for the applicable Service Category shall meet (in person or by telephone) to discuss revisions to the proposed Service Level to ensure that it meets the Additional Criteria. To the extent that the LS&Co. Global Lead for the applicable Service Category and the Supplier Global Lead for the applicable Service Category are able to agree on acceptable changes to the Service Level these changes shall be documented in writing signed by both of them and such revised Service Level shall become effective 30 days after both Global Leads have executed the document reflecting that agreement. To the extent that the applicable Global Leads are unable to agree on revisions to the Service Level, the outstanding issues shall be escalated to the appropriate governance committee set forth in Exhibit 5 for resolution.

3.	MEASUREMENT OF SERVICE LEVEL COMPLIANCE.

3.1
Commencement of Measurement; Measurement Interval. Supplier shall: (a) begin measuring its performance of the Services against the Service Levels on the applicable Commencement Date; and (b) measure its performance of the Services against the Service Levels during each Measurement Interval.

3.2
Measuring Tools. Prior to the applicable Commencement Date, Supplier shall implement the Measuring Tools detailed in the applicable Service Level Definitions Document and such other Measuring Tools that are required for Supplier to measure and report on Supplier’s performance of the Services against the Service Levels, which Measuring Tools may include LS&Co.’s Systems. Supplier shall provide LS&Co. and its designees with the information and access to the Measuring Tools upon request for inspection and verification purposes. Supplier shall ensure that the systems used by Supplier to measure its performance of the Services against the Service Levels shall be compatible with the software and equipment used by LS&Co. which may deliver records to, receive records from, or otherwise interact with such systems. Any addition to the Measuring Tools, and any change to the Measuring Tools, shall be subject to LS&Co.’s prior approval and no change shall be permitted to the Services, Service Levels or the Charges as a result of any such addition of, or change to, the Measuring Tools.

3.3	Failure to Complete Measurement. If Supplier fails to measure its performance of the Services against a particular Service Level so that it is not possible to confirm whether

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the Service Level has been achieved for the Measurement Interval, and Supplier cannot otherwise demonstrate its compliance with that Service Level, then such failure shall be deemed to be a Service Level Failure.

3.4
Review of Measuring Tools. On an annual basis, Supplier shall review the Measuring Tools and assess whether any changes in such Measuring Tools are required to collect and accurately reflect Supplier performance and related data prospectively. Supplier shall promptly notify LS&Co. of any recommended changes in the Measuring Tools as a result of this assessment.

3.5
Regional Measurement. The methodology described in this Exhibit 3 applies uniformly to all LS&Co. Service Locations receiving Services. However, except to the extent otherwise specified in the applicable Service Level Definitions Document, the measurement of Service Level performance, the determination of Supplier’s performance against and compliance with each Service Level during the applicable Measurement Interval; and the determination of Supplier’s achievement or failure to achieve such Service Level shall be made separately as to the Services provided to, or on behalf of, Service Recipients located within each of the regions specified below (each, a “Region”):

(a)	[****]*

(b)	[****]*

(c)	[****]*
With respect to the foregoing, (i) if a Service Level measures the percent of all invoices processed in accordance with requirements in a given month, then the number of invoices and the percentage compliance, will be measured separately for each Region; (ii) since the total monthly Charges for Services within each Region may vary, the At Risk Amount, while uniform as a percentage ([****]*), may vary as a dollar amount; and (iii) the initial allocations of weighting percentages, and the rules under this Exhibit 3 regarding their reallocation, will apply separately to each Region. With respect to the information technology Service Category, the Parties shall, during the Knowledge Acquisition phase and working in good faith, review the application of the above Regions to the information technology Service Category. To the extent that LS&Co., acting reasonably, determines after the completion of Knowledge Acquisition that refinements or modifications to the Region definitions for the information technology Services are required to better align the reporting of the Service Levels for the information technology Services, the Parties shall align the Region definitions for the information technology Services and the reporting of the information technology Services to reflect those requirements.

4.	REPORTING.

4.1
Service Level Reports. Supplier shall provide to LS&Co., as part of Supplier’s monthly performance reports, a set of reports to verify Supplier’s performance and compliance with the Service Levels (each, a “Service Level Report”). Each Service Level Report shall: (a) be provided to LS&Co. within 10 business days after the end of each calendar month; (b) specify Supplier’s performance against and compliance with each Service

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Level during the applicable Measurement Interval; (c) specify those Service Levels that Supplier failed to achieve; and (d) contain the details of Supplier’s historical performance for each Service Level (e.g., performance average in each of the prior Contract Years as well as the prior 12 months). Supplier shall provide access to such information online and in real-time, where technically feasible, at any time during the Term and Termination Assistance Period.

5.	SERVICE LEVEL VALIDATION.

5.1
Service Level Baselining Process. For each Critical Service Level identified in the Service Level Definitions Documents as being “subject to baseline,” Supplier shall review the metrics achieved for those Service Levels (“Existing Performance”) during the knowledge acquisition phase of Transition (“Initial Review Period”). If prior to the expiration of the Initial Review Period Supplier provides LS&Co. with notice that Supplier wants to measure the actual performance of a Critical Service Levels identified in the Service Level Definitions Documents as being “subject to baseline” (each such Critical Service Level a “Validation Service Level”) Supplier shall measure and report the performance of that Validation Service Level for a period of 3 months after the applicable Commencement Date (unless the Parties otherwise agree to a longer period) (“Validation Period”). After the expiration of the Validation Period for a Validation Service Level, Supplier shall promptly provide to LS&Co.: (a) the Service Level performance for that Validation Service Level during each month of the Validation Period; and (b) the average performance with respect to that Validation Service Level during the Validation Period (excluding any such measurement that arises as a result of Supplier’s failure to perform the Services) (“Validated Average”). If any measurement during the Validation Period is missing, then the missing measurement shall be constructed using the average of the actual remaining measurements during the Validation Period.

5.2
Target Adjustments. If the Validated Average for a Validation Service Level is: (a) no more than 10% lower than the Performance Target for the Validation Service Level, then the Validated Average shall be deemed to be the Performance Target, and the Parties shall amend the applicable Service Level Definitions Document accordingly; and (b) more than 10% lower than the Performance Target for the Validation Service Level, then the LS&Co. Global Lead for the applicable Service Category and the Supplier Global Lead for the applicable Service Category shall meet, and negotiate in good faith, either Changes to the Services or method of delivery of the Services so that Supplier can perform the Services in accordance with such Validation Service Level or an adjustment to the applicable Performance Target for such Validation Service Level, and, upon the agreement of the LS&Co. Global Lead for the applicable Service Category and the Supplier Global Lead for the applicable Service Category the Parties shall amend the applicable Service Level Definitions Document to reflect such agreement; except that: (i) the Performance Target shall not be lower than the Validated Average; and (ii) in no event shall the Performance Target be adjusted by more than 20% from the applicable Performance Target agreed to at the Effective Date. Any adjustment pursuant to this Section 5.2 shall apply on and from the end of the Validation Period.

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6.	FAILURE TO PERFORM; SERVICE LEVEL CREDITS.

6.1
Weighting Factors. LS&Co. shall assign a number of percentage points to each Critical Service Level (“Weighting Factor”), except that the maximum Weighting Factor allocated among all the Critical Service Levels shall not exceed, in the aggregate, [****]*percentage points. The Weighting Factors in effect as of the Effective Date are identified in the applicable Service Level Definitions Document, and LS&Co. may reallocate such Weighting Factors by providing Supplier with 60 days’ prior notice.

6.2
Service Level Credits. Each Critical Service Level Failure shall result in Supplier owing a Service Level Credit to LS&Co.; provided, however, that LS&Co. shall not be entitled to a Service Level Credit for a Service Level Failure that occurs during the [****]*period after the applicable Commencement Date. Service Level Credits shall not limit LS&Co.’s right to recover other damages in excess of the Service Level Credits incurred by LS&Co. as a result of such failure or limit LS&Co.’s remedies for Supplier’s failure to achieve a Service Level; provided, that the amount of any Losses payable to LS&Co. in connection with the applicable Service Level Failure will be reduced by the amount of any Service Level Credit paid by Supplier that relates to the Service Level Failure giving rise to such Losses.

6.3	Service Level Credit Calculation. Each Service Level Credit shall be calculated as follows:
Service Level Credit = A X (B / 100)
Where:

(a)	A is the At Risk Amount for the month in which the Service Level Failure occurred; and

(b)	B is the Weighting Factor for the Critical Service Level for which the Service Level Failure occurred.
For example, assume that Supplier fails to meet the Service Level Target for a Critical Service Level and (i) the Monthly Charges for the month in which the Service Level Failure occurred was $100,000, (ii) the Weighting Factor for such Critical Service Level is 60 percent, and (iii) the At Risk Amount is [****]*percent. The Service Level Credit due to LS&Co. for such Service Level Failure would be computed as follows:
A = [****]* [the monthly Charges multiplied by the At Risk Amount];
Multiplied by:
B = 0.6 (60/100) [the Weighting Factor divided by 100];
Equals

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= $9,000 [the Service Level Credit.]

6.4
Multiple Service Level Failures; At Risk Amount. If more than one Service Level Failure has occurred in a single month, the sum of the corresponding Service Level Credits shall be credited to LS&Co.; provided that in no event shall the Service Level Credits credited to LS&Co. with respect to all Service Level Failures incurred in a single month exceed the At Risk Amount.

6.5
Application of Credits. The total amount of Service Level Credits which Supplier shall be obligated to pay to LS&Co. with respect to Service Level Failures shall be included on the invoice in the month following the month in which the Service Level Failure giving rise to such Service Level Credit occurred. If no amounts are due and payable to Supplier under such invoice, then Supplier shall pay the amount of the Service Level Credit to LS&Co. within 45 days of that Service Level Credit becoming due.

6.6
Service Level Improvement Plan. Upon the occurrence of a Service Level Failure, Supplier shall identify the cause of such Service Level Failure, and Supplier shall develop and submit to LS&Co. a plan to cure and remediate the cause of such Service Level Failure (“Service Level Improvement Plan”) within 10 days after such Service Level Failure (or such other time period agreed to by the Parties). Upon LS&Co.’s approval of the remediation procedures set forth in the Service Level Improvement Plan, Supplier shall promptly implement such procedures.

7.	CHANGES TO SERVICE LEVELS.

7.1
Addition or Deletion. LS&Co. expects the Service Levels to develop and evolve to reflect LS&Co.’s business and LS&Co.’s changing needs (including the completion of Projects). Accordingly, upon 60 days’ prior notice, LS&Co. may adjust the Weighting Factor assigned to each Service Level and those Service Levels that are subject to a Service Level Credit; provided, that LS&Co. may not adjust each Weighting Factor more than once in each calendar quarter; and provided further, that the parameters in Section 6.1 shall apply to any such adjustments. At any time throughout the Term, either LS&Co. or Supplier may propose to add or remove a Service Level, or change the Performance Target for a Service Level and how the Service Level is calculated; provided that no such change shall be effective until agreed upon by the Parties.

7.2
Continuous Improvement. The Parties agree that the Service Levels shall be subject to continuous improvement, and the Parties expect and intend that certain Service Levels shall be improved over time. Accordingly, Supplier shall research and propose reasonable improvements to the Services (with appropriate modifications to the applicable Service Levels) at least once each year during the Term. At a minimum, such improvements (and modifications to the applicable Service Levels) shall be consistent with industry best practices for comparable services. Such improvement shall not be implemented or become effective until agreed upon by the Parties.

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8.	SERVICE LEVEL EXCEPTIONS.
Supplier shall be excused from a failure to achieve a Service Level solely to the extent, and during the time, that Supplier is directly precluded from performing that obligation or achieving that Service Level as a result of:

(a)
LS&Co.’s (or a LS&Co. Agents’, excluding Supplier and Supplier Agents) failure to perform or delay in performing, its specified and written obligations (for example, obligations that refer directly to LS&Co. in the form of “LS&Co. shall” or directly to a LS&Co. Agent in the form of “LS&Co. Agent shall”) under the Agreement;

(b)
Service or Supplier Staff reductions requested by LS&Co. and agreed to by the Parties in accordance with the Contract Change Process; provided, that Supplier has previously notified LS&Co. in writing as part of such Contract Change Process that the implementation of such Service or Supplier Staff reductions would result in such failure to meet the Service Level;

(c)
LS&Co.’s failure to repair Equipment used to provide the Services where: (i) LS&Co. is responsible for such repair; (ii) Supplier has notified LS&Co. of the need to repair the Equipment prior to any Service Level Failure attributable to that Equipment; (iii) Supplier’s ability to maintain the Service Level is directly dependent upon such Equipment; and (iv) LS&Co. has, prior to any Service Level Failure attributable to that Equipment, agreed in writing that the Equipment does not meet the required technical performance requirements;

(d)
Services performed during the execution of the Disaster Recovery Plan, the execution of which is in support of a LS&Co.-declared disaster, to the extent that the implementation of the Disaster Recovery Plan prevents Supplier from accessing Systems or Supplier Staff necessary to provide the Services in accordance with the Service Levels; provided that Supplier shall not obtain such relief if the Disaster Recovery Plan is designed to ensure the provision of the Services in accordance with the Service Levels or the implementation of the Disaster Recovery Plan was as a result of an act or omission of Supplier. Supplier shall use all reasonable efforts to continue to perform the affected Services in accordance with the applicable Service Levels in the event of the implementation of the Disaster Recovery Plan;

(e)
an LS&Co. Third Party Contractor’s failure to perform, or delay in performing, its specified and written obligations in accordance with the terms of that LS&Co. Third Party Contractor’s agreement with LS&Co., where Supplier’s ability to maintain the Service Level is directly dependent upon strict performance by the LS&Co. Third Party Contractor, and except to the extent that Supplier is responsible for managing that LS&Co. Third Party Contractor’s performance and has failed to so manage that performance;

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(f)
LS&Co.’s exercise of its right to step-in under Section 13.5 of the Agreement, but only for such affected Services and only during the period of time between a Step-In Date and the corresponding Step-Out Date;

(g)
For the Services billed pursuant to Section 5.6 of Exhibit 4, LS&Co.’s failure to agree, pursuant to the process set forth in Section 5.6 of Exhibit 4, to permit an increase in the number of Supplier Staff engaged by Supplier to perform that specific Service in order to cover a material increase (as the nature of such material increase is detailed in Section 5.6 of Exhibit 4) in the consumption of such Service by LS&Co.; provided that Supplier has previously notified LS&Co. in writing as part of such process that the failure to increase the Supplier Staff would result in such failure to meet the specific Service Level;

(each a “Relief Event”) and provided that Supplier: (x) promptly provides LS&Co. with advance notice identifying in detail the Relief Event in question, the nature of LS&Co.’s failure to perform such Relief Event (where applicable) and the relevant Supplier obligation or Service Levels that is at risk; (y) continues without interruption to use all reasonable efforts to perform its obligation notwithstanding the occurrence of the Relief Event; and (z) re-commences performance of the obligation, or the affected Service in accordance with this Agreement or the Service Levels, immediately upon LS&Co. curing the Relief Event.

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.1
SERVICE LEVEL DEFINITIONS – HUMAN RESOURCE SERVICES

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	Introduction.		1
	1.1	General	1
	1.2	References	1
	1.3	Definitions	1
	1.4	Completion of Service Level Definitions	1
2.	Critical Service Levels.		1
3.	Other Service Levels		1
	3.1	Employee Relations: Employee Relations Quality of Service	1
	3.2	Employee Relations: Timeliness of Employee Relations Transaction Completion	2
	3.3	Leave Administration: Leave Request Response Timeliness	2
	3.4	Leave Administration: FMLA Leave Expiry	3
	3.5	Leave Administration: Leave Request Decision Notification Timeliness	4
	3.6	Employee Data Management: Employee Data Accuracy	4
	3.7	Employee Data Management: Employee Data Timeliness	5
	3.8	Employee Data Management: Employee File Retrieval Timeliness	6
	3.9	Benefit Administration – Transaction Accuracy	6
	3.1	Benefit Administration – Transaction Timeliness	7
	3.11	Benefit Administration – Materials Fulfillment Timeliness	8
	3.12	Benefit Administration – Materials Fulfillment Accuracy	9
	3.13	Recruitment – Recruiting Timeliness	9
	3.14	Recruitment – Employee Data Accuracy	10
	3.15	Compensation Admin – Employee Data Accuracy	11
	3.16	Performance Management – Performance Management Timeliness	11
	3.17	Offboarding – Offboarding Accuracy	11
	3.18	Offboarding – Offboarding Timeliness	12
	3.19	Offboarding – Severance Package Accuracy	13
	3.2	Service Desk – Average Speed to Answer	13
	3.21	Service Desk – First Call Resolution	14
	3.22	Service Desk – Customer Satisfaction	15
	3.23	Service Desk – Inquiry Acknowledgement	16
	3.24	Service Desk – Resolution of Escalated Cases	16
	3.25	Service Desk – Escalated Cases to LS&Co.	17
	3.26	Service Desk – Service Desk Availability	17
	3.27	Service Desk – Call Abandonment Rate	18
	3.28	HRIS – Interface Reliability	19
	3.29	HRIS – Incident Management and Resolution	19
	3.3	HRIS – Problem Management Root Cause Analysis	21
	3.31	HRIS – Change Management Enhancement	22
	3.32	HRIS – HR Portal Availability	23
	3.33	HRIS – HR Portal Speed	24
	3.34	HRIS – HR Portal Speed to Update	24
	3.35	HRIS – Reporting Accuracy and Timing	25

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1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

1.4
Completion of Service Level Definitions. The Service Levels included in this Attachment at the Effective Date reflect the Parties best efforts to define the applicable the Service Levels for the Service (and applicable Performance Targets and Service Level Credits). After the Effective Date the Parties shall work in good faith with each other to finalize the list of Service Levels in this Attachment (and the associated Performance Targets and Service Level Credits) that will be applicable to Supplier’s performance of the Services after the applicable Commencement Date. Despite the foregoing, the Parties agree that this Attachment shall not be amended without the mutual written agreement of both Parties.

2.	CRITICAL SERVICE LEVELS.
Pursuant to Section 2.6 of Exhibit 8 the Parties will define, during Knowledge Acquisition, any Critical Service Levels that are to apply to the performance of the applicable Services on and from the Commencement Date (which Critical Service Levels will be subject to the terms of this Exhibit 3).

3.	OTHER SERVICE LEVELS

3.1	Employee Relations: Employee Relations Quality of Service

Employee Relations KPI01: ER Quality of Service
Objective	To ensure that the Supplier employee relations (ER) team is providing quality consultation to LS&Co. employees.
Definition	Satisfaction with Supplier ER service delivery will be measured on a 5 point scale.
Method

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Employee Relations KPI01: ER Quality of Service
Data Capture	The quality rating will be determined by the LS&Co. legal team rating a random sample of ER cases on a quarterly basis and rating them on a scale of 1 to 5.
Measurement Interval	Quarterly
Method of Calculation	For each Measurement Interval: ER quality =[( # of ER cases rated =/> 3) / (# of ER cases)] * 100
Service Metric
Performance Target	Performance Target is achieved when 75% of cases (subject to baselining) indicate overall quality rating of 4 or better on a scale of 1 to 5 where 1 is the lowest rating and 5 is the highest rating.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.2	Employee Relations: Timeliness of Employee Relations Transaction Completion

Employee Relations KPI02: Timeliness of ER Transaction Completion
Objective	To ensure the timely completion of ER transactions that arise from LS&Co. ER queries.
Definition
The percentage of ER transactions that are completed in accordance with LS&Co. service standards as shown below:
•
Preparation of termination proposals - 2 business days, subject to demands of initiative, and as mutually agreed
•    Review of corrective actions and performance improvement plans - 2 business days

Method
Data Capture	The contact tracking system that records contacts and their resolution.
Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval:
(Number of ER transactions that are completed within agreed service standards) / (Total number of transactions that are initiated within the Measurement Interval minus excluded transactions) * 100

Service Metric
Performance Target	Performance Level is achieved when 85% (subject to baselining) of identified ER-related transactions are completed in accordance LS&Co. service standards.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.3	Leave Administration: Leave Request Response Timeliness

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Leave Administration KPI01: Leave Request Response Timeliness
Objective	To ensure LS&Co. employees receive timely responses to their new leave requests
Definition
Percentage of responses completed within 2 business days regarding new leave requests for [****]*. Percentage of responses completed within 2 business days regarding new leave requests for [****]* and [****]*, subject to baselining.

Method
Data Capture	Supplier systems capture all records and provide reports.
Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval:
(The number of leave request responses within agreed number of business days) divided by (The total number of leave requests in the Measurement Interval) expressed as a percentage.

Service Metric
Performance Target	98%, subject to baselining
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.4	Leave Administration: FMLA Leave Expiry

Leave Administration KPI02: FMLA Leave Expiry
Objective	To ensure LS&Co. employees receive timely notification when their Company protected leave period has ended based on company policy.
Definition
Percentage of exhaustion notifications submitted to agreed-upon channels for distribution within two (2) business days past the period end date for [****]*, subject to baselining.
Percentage of exhaustion notifications submitted to agreed-upon channels for distribution within two (2) business days past the period end date for [****]* and [****]*, subject to baselining for similar leaves

Method
Data Capture	Supplier systems capture all records and provide reports.
Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval:
(The number of leave exhaustion notifications communicated within agreed number of business days past period end date) divided by (The total number of leave decision exhaustion notifications communicated in the Measurement Interval)

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Leave Administration KPI02: FMLA Leave Expiry
expressed as a percentage.
Service Metric
Performance Target	Performance Target is achieved when the leave exhaustion notifications are communicated to the employee and/or manager in agreed number of business days 90% of the time (subject to baselining).
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.5	Leave Administration: Leave Request Decision Notification Timeliness

Leave Administration KPI03: Leave Request Decision Notification Timeliness
Objective	To ensure LS&Co. employees’ leave decision notifications are communicated in a timely manner.
Definition
Leave decision notifications for submitted leave requests will be communicated within 35 calendar days or less of original leave request.
Assumption: Excludes circumstance where employees request additional time to submit the supporting documentation due to an extenuating circumstance that will increase the time period beyond 35 days.

Method
Data Capture	Supplier systems capture all records and provide reports.
Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval:
(The number of leave decision notifications communicated within 35 calendar days of original request) divided by (The total number of leave decision notifications) expressed as a percentage less any approved requests for extensions

Service Metric
Performance Target	Performance Target achieved when 97% (subject to baselining) of leave decision notifications are communicated within thirty-five (35) business days.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.6	Employee Data Management: Employee Data Accuracy

Employee Data Management KPI01: Employee Data Accuracy
Objective	To ensure that updates to employee data are completed accurately.

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Employee Data Management KPI01: Employee Data Accuracy
(Includes all data that Supplier is responsible for managing for benefits and non-benefits).
Definition
The percentage of member transactions during a Measurement Interval (10% random sample of total global volume assessed by Supplier’s reporting team (all regions to be covered)) that are completed accurately.

Method
Data Capture	Report (10% sample as noted above) to be created from the HR system based on a random sample of transactions performed by Supplier personnel.
Measurement Interval	Daily
Method of Calculation	For each Measurement Interval: Data Accuracy = (( # of transactions completed accurately) / (# of transactions sampled)] * 100
Service Metric
Values	Metrics.
Performance Target
Performance Target is achieved when 99% (subject to baselining) of transactions are processed accurately for [****]*, and 99% transactions are processed accurately for [****]* and [****]*, subject to baselining.

Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.7	Employee Data Management: Employee Data Timeliness

Employee Data Management KPI02: Employee Data Timeliness
Objective	Ensure that updates to employee data are completed in a timely manner.
Definition
Employee data timeliness is the time taken to update employee data on the system, post receiving notification from LS&Co.
Updates are made to the HR system within 24 hours (subject to baselining) of receiving the transactions.

Method
Data Capture
Supplier will track and report on the time and date transactions are received when they are updated in the HR system. The Base))) system will track this based on case opening and closing in the CRM system.

Measurement Interval	Daily
Method of Calculation	For each Measurement Interval: Data Timeliness = (( # of transactions completed within 24 hours of receipt) / (# of transactions)) * 100 Note: Elapsed time excludes weekend hours.
Service Metric

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Employee Data Management KPI02: Employee Data Timeliness
Values	Metrics.
Performance Target
Performance Target is achieved when 99% (subject to baselining) of transactions are completed within 24 hours, and all transactions within 72 hours for a volume threshold to be determined during transition.

Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.8	Employee Data Management: Employee File Retrieval Timeliness

Employee Data Management KPI03: Employee File Retrieval Timeliness
Objective	Retrieve records in a timely manner.
Definition	Measured by dividing the number of records requests retrieved within 3 business days by the total number of record requests retrieved.
Method
Data Capture	Supplier will track and report on the time and date transactions are received when they are updated in the HR system
Measurement Interval	Daily
Method of Calculation	For each Measurement Interval: File retrieval time = [( # of requests completed within 3 business days of receipt) / (# of requests)] * 100 Note: Elapsed time excludes weekend days.
Service Metric
Values	Metrics
Performance Target	Performance Target is achieved when 99% (subject to baselining) of archived employee data that Supplier is responsible for managing is pulled within three (3) business days of request from Supplier.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.9	Benefit Administration – Transaction Accuracy

Benefits KPI01: Benefit Administration – Transaction Accuracy
Objective	Measure accuracy of enrolments entered into the system by the benefits administration team. Accuracy includes all aspects of the transaction including calculations and employee communications.
Definition	A transaction is defined as an entry of data specific to an employee’s benefits data into the system.

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Benefits KPI01: Benefit Administration – Transaction Accuracy

Accuracy includes entries of benefit elections (not completed through self-service), entries of contribution amounts (not completed through self-service), movement of overage dependents into the correct plans, and movements of retirees / retiree dependents (over 65/under 65) into the correct plans.
The percentage of member transactions during a Measurement Interval (random sample assessed by Supplier’s internal audit team) that are completed accurately.

Method
Data Capture	To be determined during the requirements phase.
Measurement Interval	Monthly
Method of Calculation
Benefits transaction accuracy % = (total number of benefits transactions in the random sample - number of inaccurate benefits transactions in the random sample) / total number of benefits transactions in the random sample X 100
Inaccurate non-pension benefit requests will be measured through a detailed audit (including processing, descriptions, and end to end experience) conducted by Supplier’s internal audit team on a random sample of benefits transactions.

Service Metric
Performance Target
Performance Target is achieved when 99% (subject to baselining) of benefits transactions for LSA are processed accurately, and 99% of benefits transactions for LSE and AMA are processed accurately, subject to baselining.

Increased Impact	97% subject to baselining
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.10	Benefit Administration – Transaction Timeliness

Benefits KPI02: Benefit Administration – Transaction Timeliness
Objective	To ensure that benefits transactions in the defined scope of work are completed in a timely manner.
Definition	The percentage of member transactions during a Measurement Interval (random sample assessed by Supplier’s reporting team) that are completed within 72 hours of request.
Method
Data Capture	To be determined during the requirements phase.
Measurement Interval	Monthly
Method of Calculation
Transaction timeliness = (total number of benefits transactions processed in 72 hours) / (total number of Benefits transactions closed during Measurement Interval) expressed as a percentage.
Supplier to calculate the average number of business days from the

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Benefits KPI02: Benefit Administration – Transaction Timeliness

time a data update request is received to the time the data update is entered into the system, minus any pending time (defined as any time that the ticket is open in Base))) while waiting for input or data from LS&Co. users).
The data updates included in the calculation are those that were closed during the Measurement Interval.

Service Metric
Performance Target
Performance Target is achieved when 99% (subject to baselining) of benefits transactions are processed within 72 hours for [****]*, and when 99% of benefits transactions are processed within 72 hours for [****]* and [****]*, subject to baselining.

Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.11	Benefit Administration – Materials Fulfillment Timeliness

Benefits KPI03: Benefits Administration – Materials Fulfillment Timeliness
Objective	To ensure that benefit related materials distributed by the Supplier are submitted to distribution channels in accordance with timeframes as agreed.
Definition
Percentage of benefit-related materials that are submitted to the distribution channel within agreed to timeframes.
Benefits related materials are defined as newly eligible packets and/or retirement packets.

Method
Data Capture
Supplier will use automated reporting from the TBA system to track the timeliness of fulfilment procedures.
Data will also be tracked separately for ERISA-type requirements, and equivalent in other countries as required

Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval:
[Number of materials submitted to distribution channels within agreed upon timeframe] divided by the [Total number of materials submitted to distribution channels] expressed as a percentage.
Supplier to calculate the average number of business days from the time the event is identified to the time the service request is created for the fulfillment team or communicated electronically.

Service Metric
Performance Target
Performance target is achieved when 99.9% (subject to baselining) of materials are distributed within agreed upon timeframes for [****]*, and 99.9% of materials are distributed within agreed upon timeframes for [****]* and [****]*, subject to baselining

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Benefits KPI03: Benefits Administration – Materials Fulfillment Timeliness
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.12	Benefit Administration – Materials Fulfillment Accuracy

Benefits KPI04: Benefits Administration – Materials Fulfillment Accuracy
Objective	To ensure that benefits related materials distributed by the Supplier are processed accurately.
Definition
Percentage of sampled benefit-related materials that are processed accurately. Benefits-related materials are defined as newly eligible packets and/or retirement packets.
Accurately includes distributing the correct packet based on the correct event (e.g., newly eligible employees should receive the most current version of the newly eligible employee packet)

Method
Data Capture	Supplier will use random sampling to track the accuracy of fulfilment procedures.
Measurement Interval	Monthly
Method of Calculation	For each Measurement Interval: [The number of audited transactions that pass (i.e. accurate transactions)] divided by [The total number of transactions audited] expressed as a percentage.
Service Metric
Performance Target
Performance Target is achieved when 99.9% (subject to baselining) of sampled materials are error free for [****]*, and when 99.9% of sampled materials are error free for [****]* and [****]*, subject to baselining

Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.13	Recruitment – Recruiting Timeliness

Recruitment KPI01: Recruiting Timeliness
Objective	To ensure LS&Co. recruiting administration activities ( interview scheduling, background check, OB) are done in a timely manner
Definition
Number of recruiting transactions processed within the agreed period of time divided by the number of recruiting transactions received during the period. Timeliness measurement will exclude the time when the request is pending due to dependencies outside from Supplier for incomplete instructions or documents

Method

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Recruitment KPI01: Recruiting Timeliness
Data Capture	Supplier will track and report on the recruiting transactions which are received when they are updated in the HR system.
Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval:
Recruiting timeliness = [(# of recruiting transactions received and processed within agreed period of time) / (# of recruiting transactions received during the period)] * 100

Service Metric
Performance Target
Performance Target is achieved when 99% (subject to baselining) of transactions are completed within 24 hours and all transactions within 72 hours for a volume threshold to be determined during transition.

Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.14	Recruitment – Employee Data Accuracy

Recruitment KPI02: Employee Data Accuracy
Objective	To ensure that the data of an new employee is completed accurately in the system
Definition
The percentage of recruiting transactions during a Measurement Interval (10% random sample of total global volume assessed by Supplier’s reporting team (all regions to be covered)) that are completed accurately.

Method
Data Capture	Report (10% sample as noted above) to be created from the HR System based on a random sample of transactions performed by Supplier personnel.
Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval: based on 10% sample,
(Number of recruiting transactions processed correctly during the period) / (Total number of recruiting transactions received and processed during the period)

Service Metric
Values	Metrics
Performance Target
Performance Target is achieved when 99% (subject to baselining) of transactions are processed accurately for [****]*, and 99% (subject to baselining) transactions are processed accurately for [****]* and [****]*, subject to baselining.

Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

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3.15	Compensation Admin – Employee Data Accuracy

Compensation Admin KPI01: Compensation Admin timeliness
Objective	To ensure that compensation data requests are performed on time as agreed according to the schedule
Definition	Compensation data provided to third parties for survey as per the agreed timelines between third party and LS&Co.
Method
Data Capture	Captured using Supplier’s case management tool.
Measurement Interval	Yearly
Method of Calculation	Number of requests processed and provided to third party on time / total number of requests received
Service Metric
Performance Target	99% (subject to baselining)
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.16	Performance Management – Performance Management Timeliness

Performance Management KPI01: Performance Management timeliness
Objective	To ensure that performance management activities are performed on time as agreed according to the schedule.
Definition	Percent of performance management support closed prior to 2 days of actual performance cycle closure.
Method
Data Capture	To be captured using Workday.
Measurement Interval	Yearly
Method of Calculation	Number of requests processed on time / total number of requests received as a percentage
Service Metric
Performance Target	99% subject to baselining
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.17	Offboarding – Offboarding Accuracy

Offboarding KPI01: Offboarding Accuracy
Objective	To ensure that updates to termination data of an employee are completed accurately.
Definition	Number of termination transactions processed accurately divided by the number of termination transactions processed during the period.

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Offboarding KPI01: Offboarding Accuracy
Method
Data Capture	Report (10% sample of global transactions, covering all regions) to be created from the HR system based on a random sample of transactions performed by Supplier personnel.
Measurement Interval	Daily
Method of Calculation
For each Measurement Interval: based on 10% sample
(Number of termination transactions processed correctly during the period) / (Total number of termination transactions received and processed during the period)

Service Metric
Performance Target	99% subject to baselining
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.18	Offboarding – Offboarding Timeliness

Offboarding KPI02: Offboarding Timeliness
Objective	To ensure LS&Co. employees are terminated timely based on the requests received.
Definition
Number of termination transactions processed within the agreed period of time divided by the number of termination transactions received during the period. Timelines measurement will exclude the time when the request is pending due to dependencies outside from Supplier for incomplete instructions or documents.

This includes but is not limited to:
•    Preparation of severance kits: 2 business days, subject to demands of initiative, and as mutually agreed
•    Special initiatives: includes 10-20 employees, 20-50, and 50 - 1,000

	10 - 20 employees	Severance spreadsheet - 2 business days Preparation of severance kit - 2 business days
	21 - 50 impacted employees	Severance spreadsheet - 3 business days Preparation of severance kit - 5 business days
	51 - 1000 impacted employees	Severance spreadsheet - 4 business days Preparation of severance kit - 10 business days

Method
Data Capture	Supplier will track and report on the termination transactions which are received when they are updated in the HR system.

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Offboarding KPI02: Offboarding Timeliness
Measurement Interval	Monthly
Method of Calculation	For each Measurement Interval: (Number of termination transactions received and processed within agreed period of time) / (Total number of termination transactions received during the period)
Service Metric
Performance Target	99.9% subject to baselining
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.19	Offboarding – Severance Package Accuracy

Offboarding KPI03: Severance Package Accuracy
Objective	To ensure that all severance-related materials distributed by Supplier are processed accurately.
Definition	Severance package accuracy is the percentage of sampled severance materials that are processed accurately. Severance material includes all severance packet documents for which Supplier is responsible.
Method
Data Capture	Supplier will use random sampling to track the accuracy of fulfilment procedures.
Measurement Interval	Quarterly
Method of Calculation
For each Measurement Interval:
[The number of audited transactions that pass] divided by [The total number of transactions audited] expressed as a percentage.

Calculation will look at the personalized employee data to determine if the personalized data is accurate.

Service Metric
Performance Target	Service Level is achieved when 99% (subject to baselining) of sampled materials are error free.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.20	Service Desk – Average Speed to Answer

Service Desk KPI01: Average Speed to Answer
Objective	To ensure that calls to the service desk are answered promptly.
Definition	The length of time that an LS&Co. employee/family member or retiree/family member waits to speak with a service desk agent.

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Service Desk KPI01: Average Speed to Answer
Method
Data Capture	Through Supplier’s tracking system.
Measurement Interval	Daily
Method of Calculation	For each Measurement Interval: ASA = [(sum of speed to answer for all calls) / (# of calls)] *100
Service Metric
Values	Metrics
Performance Target	Performance Target is achieved when the average speed to answer does not exceed 45 seconds (not counting IVR steps), subject to baselining
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.21	Service Desk – First Call Resolution

Service Desk KPI02: First Call Resolution
Objective	To measure the number of calls that are resolved on the first call, per the escalation policy, to the Supplier’s Service Desk.
Definition
“First Call Resolution” means that a problem is resolved during the first time an LS&Co. employee/family or retiree/family is on the phone with the service desk related to that problem.
A problem is considered “resolved” if:
- Service desk has resolved the problem to the LS&Co. employee’s/family or retiree’s/family satisfaction and the request is closed

Ticket types in scope for this calculation:
•    Bereavement
•    Demographic changes
•    E-learning general question
•    Employee issues (to be expanded on during transition)
•    Employment verification
•    General Information
•    Holidays
•    HR portal questions
•    Policy information
•    Other benefit programs
•    Workday use query
•    Policy inquiry
•    Recruiting system password reset
•    Red Tab Foundation
•    Severance inquiries
•    Talent acquisition requisition questions
•    Transfer call to Fidelity

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Service Desk KPI02: First Call Resolution
• Transfer call to Learning • Transfer call to other third party • Transfer call to Payroll • Vacation & leaves inquiries • Workplace safety
Method
Data Capture	Supplier will track and report First Call Resolution statistics via its service ticket system.
Measurement Interval	Monthly.
Method of Calculation	For each Measurement Interval: First Call Resolution = [(# of calls “resolved”) / (# of calls)]* 100
Service Metric
Values	Metrics.
Performance Target	90.0% (subject to baselining) of all first calls are resolved while employee/family or retiree/family is on the initial phone call.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.22	Service Desk – Customer Satisfaction

Service Desk KPI03: Customer Satisfaction
Objective	To ensure that Supplier is meeting customer (end-user) expectations.
Definition
Percentage of surveyed employees/participants indicating “overall satisfaction”, using a 5 point scale, where 5 represents completely satisfied and 1 represents completely dissatisfied and “overall satisfaction” is defined as top 2 responses. Calculated as number of respondents indicating “overall satisfaction”, divided by total number of respondents. LS&Co. and Supplier to mutually agree on CSAT survey questionnaire.

Method
Data Capture	LS&Co. and Supplier will develop a mutually acceptable survey and will agree on sample size.
Measurement Interval	Monthly
Method of Calculation
The average score of all survey responses to a specific question (the “Overall Satisfaction” question) from the internal and external hire surveys. All responses will be totalled to calculate an overall average.
[Average score from all responses to specific question]

Service Metric
Performance Target	Performance Target is achieved when average response indicates an overall satisfaction score of 3.5 or greater on a 5-point scale,

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Service Desk KPI03: Customer Satisfaction
subject to baselining.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.23	Service Desk – Inquiry Acknowledgement

Service Desk KPI04: Inquiry Acknowledgement
Objective	To ensure that email queries are acknowledged in a reasonable time frame.
Definition	Measured by the number of inquiries received by email that are acknowledged within 1 business day (24 hours) divided by the total number of emails received.
Method
Data Capture	Data captured using Supplier’s system.
Measurement Interval	Daily
Method of Calculation	For each Measurement Interval: Acknowledgement percent = [# of inquiries acknowledged within 1 business day) / (total # of inquiries)] * 100
Service Metric
Values	Metrics.
Performance Target	100% (subject to baselining) of user emails are acknowledged within 1 business day.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.24	Service Desk – Resolution of Escalated Cases

Service Desk KPI05: Resolution of Escalated Cases
Objective	To ensure that cases escalated to Tier II (Supplier Transaction Processing Team) are resolved in a reasonable time frame.
Definition	Measured by the number of cases escalated to Tier II or resolved within two business days divided by the number of cases escalated to Tier II.
Method
Data Capture	Data captured using Supplier’s system
Measurement Interval	Daily
Method of Calculation	For each Measurement Interval: Escalated case resolution percentage = [# of escalated cases resolved within 2 business day) / (# of escalated cases)] * 100

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Service Desk KPI05: Resolution of Escalated Cases
Service Metric
Values	Metrics.
Performance Target
95.0% (subject to baselining) of cases escalated to Tier II resolved within 2 Business Days.

In Scope:
Incidents escalated to Tier II – Benefits
Incidents escalated to Tier II – ER
Incidents escalated to Tier II – LOA
Incidents escalated to Tier II – Recruiting/Fulfillment

Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.25	Service Desk – Escalated Cases to LS&Co.

Service Desk KPI06: Escalated Cases to LS&Co.
Objective	To ensure the number of escalated cases to Tier III (LS&Co.) are genuine escalations.
Definition	Number of cases accurately routed to Tier III as per the process guidelines.
Method
Data Capture	Data captured using Supplier’s system.
Measurement Interval	Monthly
Method of Calculation	For each Measurement Interval: (Total number of cases escalated to Tier III– number of cases escalated inaccurately to Tier III ) / total number of escalated cases to Tier III *100
Service Metric
Values	Metrics
Performance Target	99% subject to baselining
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.26	Service Desk – Service Desk Availability

Service Desk KPI07: Service Desk Availability
Objective	To ensure that Supplier call center is available to LS&Co. employees.
Definition	Measured as the minutes system is available during the agreed helpdesk shift window per region less scheduled maintenance

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Service Desk KPI07: Service Desk Availability
Definition	divided by the total available minutes less scheduled maintenance Outages and downtime stemming from local Supplier telephony outside of Supplier’s responsibility to be excluded from this calculation.
Method
Data Capture	ACD reports and/or telephone system reports indicating network and system is available to process calls.
Measurement Interval	Monthly
Method of Calculation	For each Measurement Interval: Service desk availability = [(# of minutes the service desk is available) / (# of total minutes during agreed helpdesk shift window)] * 100
Service Metric
Values	Metrics.
Performance Target	Call Center is available 99.9% (subject to baselining) of the time to receive calls.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.27	Service Desk – Call Abandonment Rate

Service Desk KPI08: Call Abandonment Rate
Objective	To ensure that Supplier answers end-user calls to its customer service desk prior to the user hanging up.
Definition
The call abandonment rate is the proportion of calls that come into Supplier’s customer service desk for which LS&Co. end-users either hang up or are disconnected before Supplier answers the telephone.

Method
Data Capture
The statistics for measuring call abandonment rates are captured via a Supplier-provided ACD (Automatic Call Distribution) system. Supplier will utilize statistics generated by the ACD to produce reporting that allows for the monitoring and tracking of Supplier’s compliance with this Service Level.

Measurement Interval	Daily
Method of Calculation	For each Measurement Interval: Call abandonment = [(# of calls abandoned) / (total # of calls)] * 100
Service Metric
Values	Metrics.
Performance Target	The average call abandonment rate does not exceed 5% (subject to baselining) of total calls received during the Measurement

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Service Desk KPI08: Call Abandonment Rate
Interval.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.28	HRIS – Interface Reliability

HRIS KPI01: Interface Reliability
Objective	To ensure that service requests for new interfaces or changes to existing interfaces are implemented into production successfully.
Definition	Success of building interfaces (new or a change) having no defects during the user acceptance testing (UAT) phase.
Method
Data Capture	Reports created from Supplier UAT log.
Measurement Interval	Monthly
Method of Calculation	For each Measurement Interval: Modification success rate = 1-[(# of changes installed requiring fixes) / (total number of changes applied)] * 100.
Service Matrix
Values	Metrics
Performance Target	95% (subject to baselining) of modification introduced will be cleared during the UAT phase prior to releasing to production environment.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.29	HRIS – Incident Management and Resolution

HRIS KPI02: Incident Management and Resolution
Objective
To ensure that service restoration for incidents that are caused by Supplier supported systems or interfaces (the “Systems”) are completed in a timely and orderly manner to minimize the impact to LS&Co.’s business operations.

Definition
Supplier will respond and manage all incidents that are escalated to them for the Systems that they are responsible for based on the following severity levels and Incident response time schedule:
•    Severity 1 (Urgent) – System down, business outage, or immediate work stoppage that threatens current and future business operations of LS&Co.
•    Severity 2 (High) – High-impact problem where production is proceeding, but in a significantly impaired fashion; an Incident with a time-sensitive issue important to long-term productivity that is not causing immediate work stoppage.
•    Severity 3 (Medium) – Important issue that does not have

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HRIS KPI02: Incident Management and Resolution

significant current productivity impact. In addition severity 3 includes specific outage scenarios as identified and agreed to by LS&Co.
•    Severity 4 (Low) – Minor inconvenience requiring ultimate, but not immediate, restoration. In addition severity 4 includes specific outage scenarios as identified and agreed to by LS&Co.

Method
Data Capture
Incident tracking will be recorded and reported by Supplier. Any service ticket that does not reflect a record of acknowledgement to track against will be considered a failure. To remove any doubt, this means if a service ticket is opened and no updates are provided within the ticket as to its status until closure is performed, even if closure is performed within a reasonable timeframe, it will be considered an acknowledgement failure. Example: A Severity 2 (High) ticket is opened at 2:30 p.m. and closed at 4:30 p.m.; no updates are provided for the ticket until the 4:30 p.m. close time.

Although it has been closed in a timely manner, it is considered an acknowledgement failure because it was not updated in a way that allows the service metric of a 60-minute acknowledgement time to be measured.

Acknowledgement means that Supplier performs necessary communications and updates to the Service Ticket to ensure LS&Co. is aware of the time work on the Incident was started as well as action taken.

Severity 1 and 2 incidents are to be worked on 24x7 until workaround or service restoration is achieved. Severity 3 and 4 incidents are to be worked on a business-hours basis until workaround or service restoration is achieved.

Measurement Interval	Per incident.
Method of Calculation

(1) Number of incidents at each severity level acknowledged within the timeframes specified in the Metrics section below divided by number of Incidents at each correlating severity level.
(2) Number of incidents at each severity level resolved or with a workaround in place within the timeframes specified in the service metric section below divided by number of Incidents at each correlating severity level.

Service Metric
Values	Metrics
Performance Target	98% (subject to baselining) or more of:

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HRIS KPI02: Incident Management and Resolution

•    Severity 1 (Urgent) Incidents are acknowledged within two (2) hours and are either resolved or have a workaround implemented within one business day following acknowledgement; (an exception here will be in case that Severity 1 is on account of the Workday application unavailability itself or a Workday product defect) and
•    Severity 2 (High) Incidents are acknowledged within one (2) hour and are either resolved or have a workaround implemented within one business day following acknowledgement; and
•    Severity 3 (Medium) Incidents are acknowledged within 24 hours of ticket opening, during 8:00 AM to 5:00 PM local business hours, and are either resolved or have a work around implemented within 2 business days following acknowledgement; and
•    Severity 4 (Low) Incidents are acknowledged within 24 hours of ticket opening, during 8:00 AM to 5:00 PM local business hours, and are either resolved or have a work around implemented within 5 business days following acknowledgement.

100% of all incidents are either resolved or have a workaround implemented within 10 business days

Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.30	HRIS – Problem Management Root Cause Analysis

HRIS SLA01: Problem Management Root Cause Analysis
Service Level Measure	Target Time	Performance Goal (Aspirational Target)	Performance Target	Measurement Interval
Priority 1	3 Calendar days	100%	99% (To be Baselined)	Monthly
Priority 2	5 Calendar days	100%	97% (To be Baselined)	Monthly
Priority 3	15 Calendar days	100%	95%	Monthly
Data Capture	ITSM Tool (Service Now)
Method of Calculation	(Total number of Priority N (N=1,2,3 or 4) problems resolved within Target time within the measurement interval /

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HRIS SLA01: Problem Management Root Cause Analysis
Service Level Measure	Target Time	Performance Goal (Aspirational Target)	Performance Target	Measurement Interval

Total number of Priority N (N=1,2,3 or 4) Problems resolved within the measurement interval) * 100%

Note: Resolution Time = Problem Resolved time - Problem Assigned time
A problem is considered to be resolved once RCA is submitted

Exclusions
•    Anything with regard to enhancements or pending for Change to be implemented
•    Time taken by Customer or Third-Party Vendors in resolving an Incident before it is assigned to the Supplier would be excluded from Supplier’s resolution goal target

Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level, as applicable.

This will be reported along with Global Apps Service Levels

3.31	HRIS – Change Management Enhancement

HRIS SLA02: Change Management Enhancement
Service Level Measure	Target Time	Performance Goal (Aspirational Target)	Performance Target	Measurement Interval	Calculation Method
Applications promoted to production error free	(Not Applicable)	100%	97%	Monthly	(Total number of Resolved Enhancement CRs without any post production defects within the measurement interval / Total number of Enhancement CRs resolved within the measurement interval) * 100%
Enhancements delivered on	Not Applicable	100%	95%	Monthly	(Total number of Resolved Enhancement CRs where Actual

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HRIS SLA02: Change Management Enhancement
Service Level Measure	Target Time	Performance Goal (Aspirational Target)	Performance Target	Measurement Interval	Calculation Method
schedule					Implementation date <= Planned Implementation date within Target time within the measurement interval / Total number of Enhancement CRs resolved within the measurement interval) * 100%
Turnaround enhancements estimates (effort)	5 Calendar days	100%	95%	Monthly
(Total number of Enhancements requests responded within the target time/
Total number of Enhancements requests received within the measurement interval) * 100%
NOTE: Provided the target time falls within the measurement interval

Data Capture	ITSM Tool (Service Now)
Exclusions	• Time taken by Customer or Third-Party Vendors in resolving an Incident before it is assigned to the Supplier would be excluded from Supplier’s resolution goal target
Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Levels, as applicable.

This will be reported along with Global Apps Service Levels

3.32	HRIS – HR Portal Availability

HRIS KPI03: HR Portal Availability
Objective	To ensure that LS&Co. employees have access to the HR portal on an as-needed basis.

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HRIS KPI03: HR Portal Availability
Definition	The percentage time the HR portal is accessible by LS&Co. employees.
Method
Data Capture	Reports indicating employee has access to the portal and the system is able to process employee requests.
Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval:
Availability = [(# of minutes HR portal not available) / (total # of minutes in measurement interval)] * 100
Note: Total minutes available in a Measurement Interval excluding scheduled downtime.

Service Metric
Values	Metrics
Performance Target	Availability is equal to or greater than 99%. (subject to baselining)
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.33	HRIS – HR Portal Speed

HRIS KPI04: HR Portal Speed
Objective	To ensure that LS&Co. employees can access the HR portal in a reasonable amount of time.
Definition	The time it takes for LS&Co. employees to access the HR portal.
Method
Data Capture	Reports indicating speed of HR portal.
Measurement Interval	Monthly
Method of Calculation	For each Measurement Interval: TBD pending determination of metric and mechanism to track the metric.
Service Metric
Values	Metrics
Performance Target	TBD
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.34	HRIS – HR Portal Speed to Update

HRIS KPI05: HR Portal Speed to Update
Objective	To ensure that the Supplier updates the HR portal in a timely

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HRIS KPI05: HR Portal Speed to Update
manner.
Definition	Measured as the percentage of updates provided by LS&Co. completed within 24 hours and 72 hours.
Method
Data Capture	Report prepared by Supplier from their request tracking system showing request date and completion date compared to agreed turnaround times as identified in the service metric sections below.
Measurement Interval	Monthly
Method of Calculation
For each Measurement Interval:
Speed to update 1 = [(# of updates completed within 24 hours of request) / (# of updates requested)] *100
Speed to update 2 = [(# of updates completed within 72 hours of request) / (# of updates requested)] *100

Service Metric
Values	Metrics
Performance Target	Performance Target is achieved when 99.0% of updates are on the portal within 24 hours (subject to baselining) of request and 100% of updates within 72 hours (subject to baselining)
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

3.35	HRIS – Reporting Accuracy and Timing

HRIS KPI06: Reporting Accuracy and Timing
Objective	To measure the accuracy and timeliness of performance reporting by Supplier.
Definition
The percentage of performance reports that are generated and delivered error-free and on time within the scheduled reporting timeframe.
Service Level applies to all measured services that are reported as part of standard monthly or quarterly reports.

Method
Data Capture	Status report prepared by Supplier showing the agreed to performance that are delivered to LS&Co. accurately and on time.
Measurement Interval	Monthly
Method of Calculation	For each Measurement Interval: Performance report quality = [(# of accurate and on time reports) / (# of performance reports)] * 100
Service Metric
Values	Metrics

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HRIS KPI06: Reporting Accuracy and Timing
Performance Target
Performance Target is achieved when Supplier delivers standard performance reports that are 99% (subject to baselining) error-free within 5 business days of expected receipt as defined elsewhere in the agreement.

Increased Impact	Increased impact is when reports are less than 95% error free, or are not delivered to LS&Co. within 10 business days of expected receipt.
Metric Type	The following Service Level is promotable to a Critical Service Level at the election of LS&Co.

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.2
SERVICE LEVEL DEFINITIONS – FINANCE SERVICES

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

1.4
Completion of Service Level Definitions. The Service Levels included in this Attachment at the Effective Date reflect the Parties’ best efforts to define the applicable Service Levels for the Service (and applicable Performance Targets and Service Level Credits). After the Effective Date, the Parties shall work in good faith with each other to finalize the list of Service Levels (and the associated Performance Targets and Service Level Credits) that will be applicable to Supplier’s performance of the Services after the applicable Commencement Date. Despite the foregoing, the Parties agree that this Attachment shall not be amended without the mutual written agreement of both Parties.

2.	CRITICAL SERVICE LEVELS.

2.1	Accounts Payable

Accounts Payable SL01: Accounts Payable – Non-Urgent Invoice Processing- Timeliness
Objective	Turn-around of time of non-urgent invoices
Definition
 % of total non-urgent invoices processed within the agreed timeframe

Definition of Processed and Timeframe:
An invoice is considered “processed” if it is approved, pended, declined, or routed.

All invoices must be processed within two business days from the receipt of invoice, based on a FIFO (First in-First-out) prioritization.

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Accounts Payable SL01: Accounts Payable – Non-Urgent Invoice Processing- Timeliness

On the last business day of the month, Supplier must process all invoices received by 8:00 PM local country time on the same day. Supplier must also ensure all “past due” invoices (i.e., current date exceeds invoice date plus payment term window) received by 8:00 PM local country time on the last business day of the month are processed on the same day.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (reported weekly)
Method of Calculation	(Total non-urgent invoices processed within the agreed timeframe / Total non-urgent invoices processed during the measurement interval)*100
Performance Target
Performance Target	Performance Target is achieved when 99% of non-urgent invoices are turned around within the agreed timeframe and in accordance LS&Co. stipulations.
Metric Type	Critical Service Level
Accounts Payable SL02: Accounts Payable – Invoice Processing- Accuracy
Objective	Accuracy of all invoice processing
Definition
 % of total invoices posted accurately

Definition of Posted and Accuracy:
An invoice is considered “posted” if it is has been posted in SAP.

An invoice is considered “accurate” if it is complete and error-free.
Criteria regarding what makes an invoice error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make an invoice error free.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (reported weekly)

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Accounts Payable SL01: Accounts Payable – Non-Urgent Invoice Processing- Timeliness
Method of Calculation	(Total invoices posted accurately (i.e. vendor name, vendor #, amount, PO, GL Code, invoice date, invoice number etc) / Total invoices posted during the measurement interval)*100
Performance Target
Performance Target	Performance Target is achieved when 99% of invoices are turned around accurately.
Metric Type	Critical Service Level
Accounts Payable SL03: Accounts Payable – Urgent Invoices- Timeliness
Objective	Turn-around of time of Urgent Invoices (TBD definition of Urgent invoices)
Definition
 % of total Urgent Invoices posted within agreed timeframe

Definition of Posted and Timeframe:
An urgent invoice is considered “posted” if it is entered into SAP.

Urgent invoices must be posted and ready to pay on the next payment run (as per regional banking schedule).The schedule will be further discussed during TA/KA.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (reported weekly)
Method of Calculation	(Total invoices posted within the agreed timeframe / Total invoices posted during the measurement interval)*100
Performance Target
Performance Target	Performance Target is achieved when 100% of invoices are turned around within the agreed timeframe
Metric Type	Critical Service Level
Accounts Payable SL04: Accounts Payable – Query Response and Resolution- Timeliness
Objective	Timeliness of query response and resolution
Definition	1. % queries responded within the agreed timeframe 2. % queries resolved within the agreed timeframe

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Accounts Payable SL01: Accounts Payable – Non-Urgent Invoice Processing- Timeliness

Definition of Responded and Timeframe:
A query is considered “responded” if it is resolved, pended or routed as per the appropriate handoffs.

All queries must be responded within a day. Queries include phone calls, voice mails, and emails.

Definition of Resolved and Timeframe:
A query is considered “resolved” if it is resolved, escalated per desktop procedures or closed. All queries must be resolved within two business days.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (reported weekly)
Method of Calculation	1. (Queries responded within agreed timeframe / Total queries handled)*100 2. (Queries resolved within agreed timeframe / Total queries handled)*100
Performance Target
Performance Target	1. Performance Target is achieved when 98% of queries are responded within the agreed timeframe 2. Performance Target is achieved when 98% of queries are resolved within the agreed timeframe
Metric Type	Critical Service Level

Accounts Payable SLI01: Accounts Payable– Payments Processing- On Time Payments
Objective	Measure the on-time payments to vendors
Definition
% of total vendor payments made within payment terms
Criteria to determine and factor in delayed payments attributable to delay in receipt of invoices at Supplier, delayed resolution by LS&Co/vendors to release the invoice block/provide clarification/approve etc in calculating Supplier’s performance will be discussed during Transition

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Accounts Payable SLI01: Accounts Payable– Payments Processing- On Time Payments
Analysis/Knowledge Acquisition phase Definition of Payment Terms: A list of Payment Terms will be delivered during TA / KA
Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (reported weekly)
Method of Calculation	(Total invoices paid within the payment terms per SAP / Total invoices paid)*100
Performance Target
Performance Target	Expected Performance Target is achieved when 99% of total vendor payments made within payment terms
Metric Type	Critical Service Level
Accounts Payable SL02: Accounts Payable– Invoice Processing- Average Cycle Time
Objective	Invoice processing average cycle time
Definition	Average cycle time of invoices processed and ready for payment in a measurement period
Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Weekly (reported monthly)
Method of Calculation	Average of cycle time (invoice date to ready for payment date) of all the invoices processed in a measurement period (measured in hours)
Performance Target
Performance Target
Performance Target: Performance Target is met when the average cycle time for invoices is 9 days or less.

Supplier and LS&CO. to define criteria for determination of factors which need to be duly considered for evaluating Supplier’s performance. For instance, delayed receipt of invoices for processing, delay in reverts from vendors/LS&CO. for exception resolution, etc during the Transition Analysis/Knowledge Acquisition phases.

[cycle time reported in hours should demonstrate continuous improvement for critical service measures that would be set forth during TA/KA]

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Accounts Payable SLI01: Accounts Payable– Payments Processing- On Time Payments
Metric Type	Critical Service Level

2.2	Travel & Expense (T&E)

SL01: Travel & Expense – Expense Statement Processing- Timeliness
Objective	Timeliness of employee expense report processing
Definition
% expense reports processed within agreed timeframe

Definition of Processed and Timeframe:
An expense report is considered “processed” when it is received and has been put into an audit queue or cleared for payment.

Reports (less reports returned to LS&Co. due to LS&Co. errors and omissions that prohibit expense processing) submitted to the back office must be processed by 3:00 PM local country time the next business day following FIFO prioritization.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	(# of employee expense reports requests processed within agreed timeframe / total # of employee expense reports processed in a measurement period)*100
Performance Target
Performance Target
Performance Target is achieved when 99% of Expense reports are processed within the agreed timeframe as defined above.

[Measurement to exclude cases where delayed payment is on account of dependencies on employees/approvers and these will be further defined in TA / KA]

Metric Type	Critical Service Level
SL02: Travel & Expense –Expense Statement Processing- Accuracy
Objective	Accuracy of employee expense report (EER) processing

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Definition
% of accurate payment to employees by processing the EERs

Definition of Processed and Accuracy:
An expense report is considered “processed” when it is received and has been put into an audit queue or cleared for payment.

An expense report is considered “accurate” if it is complete and error-free. Criteria regarding what makes an expense report error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make an expense report error free.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	(# of accurately processed employee expense reports / total # of employee expense reports processed in a measurement period)*100
Performance Target
Performance Target	Performance Target is achieved when 99% of payments made to employees by processing the EERs is accurate
Metric Type	Critical Service Level
SL03: Travel & Expense – Query Response and Resolution- Timeliness
Objective	Timeliness of travel and expense (T&E) query response and resolution
Definition
1. % queries responded within the agreed timeframe
2. % queries resolved within the agreed timeframe

Definition of Responded and Timeframe:
A query is considered “responded” if it is resolved, pended or routed as per the appropriate handoffs.

All queries must be responded within a day. Queries include phone calls, voice mails, and emails.

Definition of Resolved and Timeframe:
A query is considered “resolved” if it is resolved, escalated per desktop procedures or closed. All queries must be resolved within two business days.

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Method
Data Capture	Underlying LS&Co. Technology Framework/ Base)))™ Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	(# of T&E requests responded within agreed timeframe/ total # of T&E requests responded in a measurement period)*100
Performance Target
Performance Target	Performance Target is achieved when 95% of queries are responded within agreed timeframe
Metric Type	Critical Service Level
KP01: Travel & Expense – Cycle time for expense reports
Objective	Measure the cycle time for expense reports
Definition
Average cycle time. Start time is based on the time stamp of when the report is submitted and end time is based on the time stamp when the report is ready for payment

Definition for Cycle Time:
Cycle time includes time for processing and getting the expense report ready for payment

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	Average of cycle time of all expense reports processed in a measurement period (measured in hours)
Performance Target
Performance Target	Process Metric
Metric Type	KPI

2.3	Payroll

SL01: Payroll Timeliness
Objective	Ensure timeliness of employee payments in terms of percentage of payments distributed on time
Definition	Number of payments distributed on time per agreed schedule

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SL01: Payroll Timeliness
Definition of Schedule: Payroll schedules by country will be provided during TA / KA
Method
Data Capture	Captured using the LS&Co. and 3rd party payroll systems /manual files (as appropriate)
Measurement Interval	Bi-weekly (Monthly)
Method of Calculation
Number of payments distributed on time per agreed schedules (total payments minus payments distributed late) in a measurement window divided by total number of payments produced in that period * 100

Definition of Distributed:
“Distributed” is defined as when the payments are put into distribution channels (e.g., bank file processed or payment mailed)

Performance Target
Performance Target	Performance Target is achieved when 100% of payments are distributed on time per the agreed schedule
Metric Type	Critical Service Level
SL02: Payroll Accuracy – 3rd party
Objective	Ensure number of third party files delivered accurately
Definition
% of payments distributed on time per agreed schedule

Definition of Accuracy:
A payment is considered “accurate” if it is complete and error-free. Criteria regarding what makes a payment error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make a payment error free.

Method
Data Capture	Captured using the 3rd party payroll systems/manual files (as appropriate)
Measurement Interval	Bi-weekly, Monthly
Method of Calculation	(Number of 3rd party payroll delivered accurately, as per agreed schedules) / (total number of 3rd party payroll scheduled to be delivered during the measurement window) * 100
Performance Target

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SL01: Payroll Timeliness
Performance Target	Performance Target is achieved when 99% of third party files are delivered accurately
Metric Type	Critical Service Level

SL01: Payroll Overpayment
Objective	To ensure payments processed accurately without overpayment
Definition	The percent of payments that do not contain a processing error or incompletion for the measurement window that would result in overpayment
Method
Data Capture	Captured using the LS&Co. or 3rd party payroll system
Measurement Interval	Weekly, Bi-weekly or Monthly
Method of Calculation	(Total number of payments processed - the total number of errors resulting in overpayment) divided by the total number of payments * 100
Performance Target
Performance Target	Performance Target is achieved when 99% of payments do not contain a processing error resulting in an overpayment for the measurement window
Metric Type	Critical Service Level

SL02: Payroll Underpayment
Objective	To ensure payments processed accurately without Underpayment
Definition	The percent of payments that do not contain a processing error or incompletion for the measurement window that would result in underpayment
Method
Data Capture	Captured using the LS&Co. or 3rd party payroll system
Measurement Interval	Weekly, Bi-weekly or Monthly
Method of Calculation	(Total number of payments processed - the total number of errors resulting in underpayment) divided by the total number of payments * 100

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SL02: Payroll Underpayment
Performance Target
Performance Target	Performance Target is achieved when 99% of payments do not contain a processing error resulting in an underpayment for the measurement window
Metric Type	Critical Service Level

2.4	Accounts Receivable

SL01: AR – Performance Target Objective
Objective	Timeliness and completeness of manual invoice/credit memo creation
Definition
% of manual invoices / credit memo created within agreed timeframe

Definition of Timeframe:
All urgent manual invoices / credit memo must be issued within 24 hours. Non-urgent must be issued within 72 hours.

On the last business day of the month, Supplier must issue all invoices by 8:00 PM local country time on the same day.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation
Urgent Manual Invoices / Credit Memo
Sum of all manual invoices issued within 24 Hours (i.e., Process completion time – time stamp < 24 hours) / Total urgent manual invoices.

Non-Urgent Manual Invoices / Credit Memo
Sum of all manual invoices issued within 72 Hours (i.e., Process completion time – time stamp < 72 hours) / Total non-urgent manual invoices.

Performance Target
Performance Target	Performance Target is achieved when 98% of invoices created within agreed timeframe

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Metric Type	Critical Service Level
SL02: AR – Accuracy of Invoices / Credit Memos
Objective	Accuracy of invoices/credit memos created (tracked separately for credit memos, manual invoices and automatic invoices)
Definition
% of invoices / credit memos created accurately

Definition of Accurately:
An invoice / credit memo is considered “accurate” if it is complete and error-free. Criteria regarding what makes an invoice/credit memo error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make an invoice/credit memo error free.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	(# of invoices/credit memos raised accurately) / (total # of invoices/credit memos raised in the measurement period) * 100
Performance Target
Performance Target	Performance Target is achieved when 100% of invoices are created accurately
Metric Type	Critical Service Level
SL03: AR – Timelines of Cash Application
Objective	Timeliness of cash application (third party, O&O and country level if enabled within underlying LS&Co. systems)
Definition
% of cash applied in relevant customer accounts within agreed timeframe

Definition of Relevant Customer Accounts and Timeframe:
All cash application requests have to be processed (applied to customer invoice, account, escalated or suspense account or escalated to LS&Co. /customers per desktop procedures) and accompanied by remittance advice within 24 hours of receipt.

“Relevant customer accounts” will be provided during TA / KA

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)

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Method of Calculation	(Total sum of cash applied within agreed timeframe / Total sum of cash applied for application in a measurement period) * 100
Performance Target
Performance Target	Performance Target is achieved when 99% of cash applied in relevant customer accounts is within agreed timeframe
Metric Type	Critical Service Level
SL04: AR – Accuracy of Cash Application
Objective	Accuracy of cash application (third party, O&O and country level if enabled within underlying LS&Co. systems)
Definition
% of accurately applied cash out of total cash applied

Definition of Accurately:
A cash application is considered “accurate” if it is complete and error-free. Criteria regarding what makes a cash application error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make a cash application error free.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	(Total sum of cash applied accurately / total sum of cash applied to customer accounts by the team in a measurement period) * 100
Performance Target
Performance Target	Performance Target is achieved when 100% of cash is applied accurately out of total cash applied
Metric Type	Critical Service Level
SL05: AR – Timeliness of Credit Check Request
Objective	Timeliness of credit check request processing
Definition
% of credit check requests processed within agreed timeframe

Definition of Processed and Timeframe:
All urgent credit check requests received by 3 PM local country time have to be processed within 24 hours. Requests received post 3 PM local country time can be applied the next day and still meet Performance

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Target. Non-urgent credit checks can be completed within 72 hours of receipt and still meet service request.
Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation
Urgent Credit Check
Sum of all urgent credit check processed within 24 Hours / Total all urgent credit checks.

Non-Urgent Credit Check
Sum of all non-urgent credit checks processed within 72 Hours / Total non-urgent credit checks.

Performance Target
Performance Target	Performance Target is achieved when 95% of all credit check types are processed within the agreed timeframe
Metric Type	Critical Service Level
SL02: AR – Collections- Past Due %- Performance Target Objective
Objective	Past-due %
Definition
% cash past-due

Definition of Past Due:
Past Due is defined as ten calendar days for [****]*accounts and thirty calendar days for [****]* and [****]*. Past due for [****]* and [****]* is ten days.

Supplier and LS&Co. to mutually agree during TA/KA criteria to define % past due performance attributable to Supplier versus general customer/business landscape. This is our current business processes and LS&Co. does not anticipate any changes.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	(# of past due payments/total due payments) * 100

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Performance Target
Performance Target	Performance Target is achieved when 95% are not past due
Metric Type	Critical Service Level
SL03: AR – Retail Cash Clearing- Timeliness- Performance Target Objective
Objective	Timeliness of retail cash clearing
Definition	% retail cash applied within agreed timelines Definition of Timeline: All retail cash must be cleared daily
Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	(# of retail cash applied within agreed timelines / total cash required to be applied in the measurement period)*100
Performance Target
Performance Target	Performance Target is achieved when 99% retail cash is applied within agreed timelines.
Metric Type	Critical Service Level
SL04: AR – Dispute Resolution- Timeliness and recovery % of dispute resolution
Objective	Timeliness of dispute resolution
Definition	% of disputed items beyond 15days Aging of dispute resolution may vary from country to country depending on a variety of reasons. Additional stipulations will be added during TA / KA effort.
Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	(1- (# of disputed items beyond 15 days / total # disputes items in a measurement period))*100
Performance Target
Performance Target
Performance Target is achieved when 90% of disputed items are within 15days of ageing and 95% of disputed items are in a UDM case within 10 days of cash application

[Ageing limit applies in all cases unless exceptions are discovered during TA/KA]

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Metric Type	Critical Service Level
SL05: AR – Retail Cash- Aging Report
Objective	Track retail cash aging by country
Definition	Retail cash aging reporting
Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Daily (Monthly)
Method of Calculation	Per agreed reporting process and desktop procedures
Performance Target
Performance Target	Aged items should be less than 10 days of ageing 95% of the time
Metric Type	Critical Service Level

2.5	General Accounting

SL01: General Accounting – Timely Closure
Objective	Timeliness of month-end tasks to ensure sufficient time for review of financial position before the hard close of GL
Definition	% Month End Tasks completed per the close schedule Definition of Close Schedule: All closing activities must be updated and completed as per the Close Schedule to be provided during TA / KA.
Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Monthly
Method of Calculation	(# of month end activities performed as per agreed schedule / Total activities required to be performed as per scheduled)*100
Performance Target
Performance Target	Performance Target is achieved when 100% Month End Tasks is completed within agreed timeframe
Metric Type	Critical Service Level
SL02: General Accounting – Accuracy of Month-End Tasks
Objective	Accuracy of month-end tasks to ensure materially accurate financial statements

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Definition
% of month-end activities performed accurately as per accounting policies and procedures

Definition of Accurately:
A month end task is considered “accurate” if it is complete and error-free. Criteria regarding what makes a task error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make a task error free.

[LS&Co. will provide accounting policies and procedures during TA/KA]

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Monthly
Method of Calculation	(# of month-end activities performed accurately as per accounting manual and principles / Total activities performed as per in a measurement period)*100
Performance Target
Performance Target	Performance Target is achieved when 99% of Month End activities are performed accurately as per accounting policies and procedures
Metric Type	Critical Service Level
SL05: Fixed Assets – Timeliness of Fixed Asset Transactions
Timeliness of asset additions, deletions & updates
Definition
% asset additions, deletions & updates on invoices processed within a measurement period

Definition for Measurement Period:
All fixed asset additions, deletions and updates must be processed by the Supplier no later than 12:00 PM local country time on the closing day in accordance with the closing calendar which will be provided during TA / KA.

The asset in-service date is the fiscal month in which service began for the asset.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite

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Measurement Interval	Daily (Monthly)
Method of Calculation	(# of asset addition invoices processed within the agreed timeframe (or by period close) / total # of asset addition invoices received in a measurement period) * 100
Performance Target
Performance Target	Performance Target is achieved when 99% of Asset Additions, Deletions and Updates to Invoices are processed within the measurement period
Metric Type	Critical Service Level
SL06: Fixed Assets – Accuracy of Fixed Asset Transactions
Objective	Accuracy of asset additions, updates and disposals.
Definition
% asset additions, updates and disposals processed accurately

Definition of Accurately:
A transaction is considered “accurate” if it is complete and error-free.

A transaction is considered “accurate” if it is complete and error-free. Criteria regarding what makes a transaction error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make a transaction error free.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base Suite
Measurement Interval	Daily (Monthly)
Method of Calculation
(# of asset addition, updates and disposals invoices processed accurately (i.e., capturing all asset information such as GL, Sub GL, asset code, invoice #, invoice date, etc.)/ total # of asset addition updates and disposals invoices processed in a measurement period) * 100

Performance Target
Performance Target	Performance Target is achieved when 99% of Asset additions, updates and disposals of Invoices are processed Accurately
Metric Type	Critical Service Level
SL07: Reconciliations– Timeliness of Reconciliations
Objective	Timeliness of all the reconciliations (including intercompany reconciliations)
Definition	% of reconciliations performed within agreed timeframe

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Definition of Timeframe:
Reconciliations classified as “high-risk” must be done by Workday 3 (“high-risk” account list will be provided during TA / KA). Remaining reconciliations must be completed by day 10 of closing. Reconciling item descriptions must be comprehensive and / or proven mathematically (i.e. FX).

All reconciliations must be processed through Blackline and have appropriate approval.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Monthly
Method of Calculation
“High risk” Reconciliations
(# of “high-risk” reconciliations performed within the agreed timeframe/ total # of “high-risk” reconciliations required to be performed in the measurement period)*100

“All other” Reconciliations
(# of “all other” reconciliations performed within the agreed timeframe/ total # of “all other” reconciliations required to be performed in the measurement period)*100

Performance Target
Performance Target	Performance Target is achieved when 100% of reconciliations are performed within the agreed timeframe
Metric Type	Critical Service Level
KPI01: General Accounting –Number of Days to Close –
Objective	Number of Days to Close
Definition	Number of days from fiscal period end to final “HFM load” and KPI
Method
Data Capture	SAP / HFM
Measurement Interval	Monthly
Method of Calculation	Count the number of days
Performance Target
Performance Target	Process Metric
Metric Type	KPI

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2.6	Inventory Accounting

SL01:Inventory Accounting– Timelines of Inventory Adjustments
Objective	Timeliness of inventory adjustments that are uploaded and posted to enable smooth GL close
Definition
% adjustments done within agreed timelines

Definition of Timelines:
All inventory adjustments must be uploaded and posted to the system on the same day, if received by 3 PM local country time based on a FIFO (First in-First-out) prioritization. Adjustment requests received post 3 PM local country time may be uploaded and posted to the system the next business day and still meet the Performance Target.

On the last business day of the month, Supplier must upload and post to the system all adjustments received by 8:00 PM local country time on the same day.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Monthly
Method of Calculation	(# of adjustments processed within agreed timeline during the measurement period / Total adjustments done during the measurement period)*100
Performance Target
Performance Target	Performance Target is achieved when 99% of adjustments are done within the agreed timelines
Metric Type	Critical Service Level
SL02: Inventory Accounting – Timelines of store data reconciliations
Objective	Timeliness of store data reconciliations
Definition
Store data reconciled within agreed timelines

Definition of Timelines:
All store data reconciliations must be processed on the same day if received by 3 PM local country time based on a FIFO (First in-First-out) prioritization. Adjustment requests received post 3 PM local country time may be processed the next business day and still meet the Performance Target.

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On the last business day of the month, Supplier must process all reconciliations received by 8:00 PM local country time on the same day.

During physical inventory, store data reconciliation must be performed in accordance with the retail inventory calendar published prior to each such physical inventory.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Monthly or upon physical inventory
Method of Calculation	Store data reconciled within agreed timeframe during the measurement window
Performance Target
Performance Target	Performance Target expectation is achieved when 95% of the store data is reconciled within the agreed timelines
Metric Type	Critical Service Level

SL01: Inventory Accounting – Accuracy of Inventory Adjustments
Objective	Accuracy of inventory adjustments
Definition
% inventory adjustments completed accurately

Definition of Accurately:
An inventory adjustment is considered “accurate” if it is complete and error-free. Criteria regarding what makes an inventory adjustment error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make an inventory adjustment error free.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Monthly or as required by physical count
Method of Calculation	(# of inventory adjustments done accurately / Total # of inventory adjustments performed during the measurement window)*100
Performance Target
Performance Target	Performance Target is achieved when 100% Inventory Adjustments is done accurately
Metric Type	Critical Service Level

2.7	Treasury Transactions

LS&Co. – Attachment 3.2 – Service Level Definitions – Finance Services    Page 21

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SL01: Treasury Transactions – Timelines of in-house Bank Statements
Objective	Timeliness of in-house bank statement generation
Definition
% in-house bank statements generated within the agreed timelines

Definition of Timelines:
All bank statements must be processed on the same day if received by 3 PM local country time based on a FIFO (First in-First-out) prioritization. Adjustment requests received post 3 PM local country time may be processed the next business day and still meet the Performance Target.

On the last business day of the month, Supplier must process all adjustments received by 8:00 PM local country time on the same day.
[local country timeline requirements to be validated during TA / KA]

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Monthly
Method of Calculation	(# of in-house bank statements generated within the agreed timelines / Total in-house bank statements generated)*100
Performance Target
Performance Target	Performance Target is achieved when 99% in-house Bank Statements are generated within the agreed timelines
Metric Type	Critical Service Level
SL02: Treasury Transactions – Accuracy of Rate Updates
Objective	Accuracy of rate updates in the system (forex, cost rates, etc.)
Definition
% of rates updated accurately

Definition of Accurately:
A rate update is considered “accurate” if it is complete and error-free. Criteria regarding what makes a rate update error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make a rate update error free.

Method
Data Capture	Underlying LS&Co. Technology Framework/ Base))) Suite
Measurement Interval	Monthly
Method of Calculation	(# rates updated accurately/ Total rates uploaded in the measurement period)*100

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Performance Target
Performance Target	Performance Target is achieved when 100% of rates are updated accurately
Metric Type	Critical Service Level

2.8	Internal Reporting

Internal Reporting SL01:– Timeliness- Performance Target Objective
Objective	Timely creation and delivery of internal and ad hoc report requests
Definition	# of reports delivered as per agreed timeline Definition of Timeline: During the report request, a timing target would be set by the requestor.
Method
Data Capture	BASE
Measurement Interval	Ad Hoc
Method of Calculation	# of reports delivered on time / total # of reports to be generated
Performance Target
Performance Target	Performance Target is achieved when 90% of all reports are delivered on time
Metric Type	Critical Service Level
Internal Reporting SL02:– Accuracy of Reports
Objective	Accuracy of reports generated
Definition
# of reports generated accurately

Definition of Accurately:
A report is considered “accurate” if it is complete and error-free. Criteria regarding what makes a report error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make a report error free.

Method
Data Capture	BASE
Measurement Interval	Ad Hoc
Method of Calculation	# of accurate reports delivered / total # of reports generated
Performance Target

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Internal Reporting SL01:– Timeliness- Performance Target Objective
Performance Target	Performance Target is achieved when 95% of reports generated are accurate
Metric Type	Critical Service Level

2.9	Indirect Procurement

Indirect Procurement SL01: PO Creation Cycle Time
Objective	Measure the cycle time for PO creation
Definition
Average cycle time to create a PO from the requisition within the agreed timeframe

Definition of timeframe:
All urgent POs must be created within 24 hours of requisition. All non-urgent POs must be created within 48 hours of requisition.

Method
Data Capture	BASE))), SAP
Measurement Interval	Monthly
Method of Calculation
Within a measurement period, calculate:

Urgent PO Creation
Sum of all Urgent PO created within 24 Hours / Total number of all Urgent POs created

Non-Urgent PO Creation
Sum of all non-urgent PO created within 48Hours / Total number non-urgent POs created.

Performance Target
Performance Target	Performance Target is achieved when 98% of POs are created within the respective stipulated timeframe
Metric Type	Critical Service Level

Indirect Procurement SL02: Vendor Set-Up Cycle Time – Performance Target Objective
Objective	Measure the cycle time for vendor set-up
Definition	Average time to create a vendor from the requisition within the agreed

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Indirect Procurement SL02: Vendor Set-Up Cycle Time – Performance Target Objective
Definition	timeframe Definition of timeframe: All urgent vendor set-up requests have to be completed in 1 business day. All non-urgent vendor set-up requests have to be completed in 5 business days.
Method
Data Capture	BASE))), SAP
Measurement Interval	Monthly
Method of Calculation
Urgent Vendor Set-Up Requests
Sum of all Urgent vendor Set-Up requests completed within 1 business day (i.e., Process completion time – time stamp <1 business day) / Total urgent vendor set-up requests completed.

Non-Urgent Vendor Set-Up Requests
Sum of all Non-Urgent Vendor Set-Up requests issued within five days (i.e., Process completion time – time stamp <5 days) / Total non-urgent Vendor Set-Up requests completed

Performance Target
Performance Target
Performance Target is achieved when 100% of all urgent vendor set-up requests are completed within the respective stipulated timeframes

Performance Target is achieved when 98% of all non-urgent vendor set-up requests are completed within the respective stipulated timeframes

Metric Type	Critical Service Level

In direct Procurement SL02: Quality– Performance Target Objective
Objective	Measure the accuracy of the request processed
Definition
% requests processed accurately

Definition of Accurately:
A processed request is considered “accurate” if it is complete and error-free. Criteria regarding what makes a processed request error free can be discussed during Transition Analysis/Knowledge Acquisition

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In direct Procurement SL02: Quality– Performance Target Objective
but will not result in an all-encompassing checklist that would make a processed request error free.
Method
Data Capture	SAP & Base)))
Measurement Interval	Monthly
Method of Calculation	Total no of request processed first time correct (in a given period)/ Total no of request processed (during the same above mentioned time period)*100
Performance Target
Performance Target	Performance Target is achieved when 99% requests are processed accurately.
Metric Type	Critical Service Level

KPI01: Average Vendor Set-Up Cycle Time
Objective	Measure the average cycle time for vendor set-up
Definition	Average time to create a vendor from the requisition
Method
Data Capture	BASE))), SAP
Measurement Interval	Monthly
Method of Calculation	Average length of time from receipt of request to vendor creation – based on time stamped requisition and creation
Performance Target
Performance Target	Process Measure
Metric Type	KPI

Indirect Procurement KPI02: Closing PO
Objective	Report the total # of closing POs
Definition	Report the total # of closed POs in the system
Method
Data Capture	SAP & Base)))
Measurement Interval	Quarterly

LS&Co. – Attachment 3.2 – Service Level Definitions – Finance Services    Page 26

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Indirect Procurement KPI02: Closing PO
Method of Calculation	Number of closed POs in the system
Performance Target
Performance Target	Process Metric
Metric Type	KPI

Indirect Procurement KPI03: Retro PO
Objective	Report the total # of retroactive POs
Definition	% retroactive POs created
Method
Data Capture	SAP & Base)))
Measurement Interval	Monthly
Method of Calculation	Total # of POs issued as retroactive (in a given period) / Total no of POs issued (during the same above-mentioned time period)*100
Performance Target
Performance Target	Process Measure (Reporting Metric only)
Metric Type	KPI

2.10	Technology and Master Data Management

SL01: Turnaround time MDM
Objective	Timeliness of master data request processing
Definition
% requests processed within the agreed timelines

Definition of Timelines:
All Master Data requests must be processed within 24 hours based on a FIFO (First in-First-out) prioritization unless defined as “Urgent”.

Non-urgent Master Data requests received post 3 PM local country time may be processed the next business day and still meet the Performance Target. Urgent Master Data requests have to be closed out on the same day if received by 5 PM local country time.

LS&Co. – Attachment 3.2 – Service Level Definitions – Finance Services    Page 27

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SL01: Turnaround time MDM
[This needs to be further discussed during TA/KA due to the different types of Master Data]
Method
Data Capture	SAP & Base)))
Measurement Interval	Monthly
Method of Calculation	(Total # of requests processed (in a given period ) / Total # of request received (during the same abovementioned time period))* 100
Performance Target
Performance Target	Performance Target is achieved when 97% requests are processed within the agreed timelines
Metric Type	Critical Service Level

SL02: Quality MDM
Objective	Measure the accuracy of the request processed
Definition
% requests processed accurately

Definition of Accurately:
A Master Data is considered “accurate” if it is complete and error-free. Criteria regarding what make the Master Data error free can be discussed during Transition Analysis/Knowledge Acquisition but will not result in an all-encompassing checklist that would make the Master Data error free.

Method
Data Capture	SAP & Base)))
Measurement Interval	Monthly
Method of Calculation	Total # of request processed first time correct (in a given period) / Total # of request processed (during the same above-mentioned time period)*100
Performance Target
Performance Target	Performance Target is achieved when 99% requests is processed accurately
Metric Type	Critical Service Level

SL03: Vendor Set-Up Cycle Timeliness - Direct Procurement

LS&Co. – Attachment 3.2 – Service Level Definitions – Finance Services    Page 28

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SL03: Vendor Set-Up Cycle Timeliness - Direct Procurement
Objective	Measure the timeliness of the cycle time for vendor set-up
Definition
% of total vendor set-up within the agreed timeframe (cycle time)

Definition of timeframe:
All urgent vendor set-up requests have to be completed in 1 business day. All non-urgent vendor set-up requests have to be completed in 5 business days.

Method
Data Capture	BASE))), SAP
Measurement Interval	Monthly
Method of Calculation
Urgent Vendor Set-Up Requests
Sum of all Urgent vendor Set-Up requests completed within 1business day (i.e., Process completion time – time stamp <1 business day) / Total urgent vendor set-up requests.

Non-Urgent Vendor Set-Up Requests
Sum of all Non-Urgent Vendor Set-Up requests issued within five days (i.e., Process completion time – time stamp <5 business days) / Total non-urgent Vendor Set-Up requests.

Performance Target
Performance Target	Performance Target is achieved when 100% of all vendor set-up requests are completed within the respective stipulated timeframes
Metric Type	Critical Service Level

KPI01: One-time Vendor Added
Objective	Report the total number of one-time vendor added per business
Definition	# of one-time vendors added
Method
Data Capture	SAP & Base)))
Measurement Interval	Monthly
Method of Calculation	Track and report one-time vendors added
Performance Target
Performance Target	Process Measure
Metric Type	KPI

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KPI02: Inactive Vendor List
Objective	Report the total number of inactive vendors in the system
Definition	Report the number of inactive vendors in the system
Method
Data Capture	SAP & Base)))
Measurement Interval	Quarterly
Method of Calculation	# of inactive vendors in the system
Performance Target
Performance Target	Process Measure
Metric Type	KPI

SLA03: Average Vendor Set-Up Cycle Time
Objective	Measure the average cycle time for vendor set-up
Definition	Average time to create a vendor from the requisition
Method
Data Capture	BASE))), SAP
Measurement Interval	Monthly
Method of Calculation	Average length of time from receipt of request to vendor creation – based on time stamped requisition and creation
Performance Target
Performance Target	Process Measure
Metric Type	Critical Service Level

LS&Co. – Attachment 3.2 – Service Level Definitions – Finance Services    Page 30

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MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.3.1
SERVICE LEVEL DEFINITIONS
INFORMATION TECHNOLOGY SERVICES - NETWORK SERVICES

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1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	Critical Service Level		1

	2.1	Resolution Service Level	1

3.	Other Service Level		2

	3.1	Response Service Levels	2
	3.2	Data Center LAN Availability	3
	3.3	Corporate and Distribution center LAN	3
	3.4	Corporate and Distribution center WAN Routers	3
	3.5	Voice Services	4
	3.6	Problem Ticket Resolution Service Level (Root Cause Analysis Submission)	4

LS&Co. – Attachment 3.3.1 – Service Level Definitions – Network Services	Page i

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1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	CRITICAL SERVICE LEVELS.

2.1	Resolution Service Level

Resolution SLA
Objective	Resolution Service Level: This Service Level measures the Supplier’s effectiveness in resolving Incidents within the resolution time target as described below
Severity levels	Resolution Time	Performance Target	Measurement Interval
Priority 1	4 clock hours	95%	Monthly
Priority 2	8 clock hours	95%	Monthly
Priority 3	72 clock hours	95% (To be baselined)	Monthly
Priority 4	120 clock hours	95% (To be baselined)	Monthly
Methods
Data Capture	ITSM Tool (Service Now)
Method of Calculation
This Service Level is calculated as the ratio of particular severity of Incidents that are resolved in time to total number of Incidents of that severity level with the result expressed as a percentage. Start time is when the Incident is assigned to the Supplier and end time is the timestamp when the Incident is resolved and set to resolved status by the Supplier.

Exclusions
•    Support for any hardware or software that is end of service life will be best efforts only
•    All devices, which are not SNMP enabled and cannot be monitored using tools, will be excluded from service levels.
•    Time taken by Customer or Third-Party Vendors in resolving an Incident before it is assigned to the Supplier would be excluded from Supplier’s resolution goal target

LS&Co. – Attachment 3.3.1 – Service Level Definitions – Network Services	Page 1

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Resolution SLA
Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level, as applicable.

3.	OTHER SERVICE LEVELS
The following Service Level’s represent LS&Co.’s expectation of service delivery process time limits. Specific details of how these will be managed and reported will be determined as part of knowledge acquisition and transition

3.1	Response Service Levels

Response Service Level
Objective	Response Service Level: This Service Level measures the supplier’s effectiveness in responding to an incident within the response time target as described below
Severity levels	Accept assignment	Escalate/ Reassign	Performance Target	Measurement Interval
Priority 1	10 minutes	30 minutes	95%	Monthly
Priority 2	30 Min	1 clock hour	95%	Monthly
Priority 3	4 clock hour	12 clock hours	95%	Monthly
Priority 4	8 clock hours	30 clock hours	95%	Monthly
	Methods
Data Capture	ITSM Tool (Service Now)
Exclusions
•    Support for any hardware or software that is end of service life will be best efforts only
•    All devices, which are not SNMP enabled and cannot be monitored using tools, will be excluded from service levels.
•    Time taken by Customer or Third-Party Vendors in resolving an Incident before it is assigned to the Supplier would be excluded from Supplier’s resolution goal target
•

Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level, as applicable.

LS&Co. – Attachment 3.3.1 – Service Level Definitions – Network Services	Page 2

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3.2	Data Center LAN Availability

NOC SL01– Service Level Agreement
Definition	Data Center LAN Availability(To be baselined)
Performance Target
Data Center LAN shall be Available at least 99.9% of Scheduled Uptime for devices in redundant mode.
Data Center LAN shall be Available at least 99.7% of Scheduled Uptime for devices without redundancy.

Method
Data Capture	HP NNMi tool
Measurement Interval	Monthly
Method of Calculation	TBD
Exclusion	Lan Cabling (Excluding patch Cabling)

3.3	Corporate and Distribution center LAN

NOC SL02– Service Level Agreement
Definition	Corporate and Distribution center LAN availability(To be baselined)
Performance Target	LAN shall be Available at least 99.7% of Scheduled Uptime for devices in redundant mode. LAN shall be Available at least 99.5% of Scheduled Uptime for devices without redundancy.
Method
Data Capture	HP NNMi tool
Measurement Interval	Monthly
Method of Calculation	TBD
Exclusion	All devices, which are not SNMP enabled, will be excluded from service levels. Switch ports on ADSL routers are excluded. Store Wi-Fi is currently excluded

3.4	Corporate and Distribution center WAN Routers

NOC SL03– Service Level Agreement
Definition	Corporate and Distribution center WAN Routers availability(To be baselined)
Performance Target	WAN shall be Available at least 99.7% of Scheduled Uptime for devices in redundant mode. WAN shall be Available at least 99.5% of Scheduled Uptime for devices without redundancy.
Method
Data Capture	HP NNMi tool

LS&Co. – Attachment 3.3.1 – Service Level Definitions – Network Services	Page 3

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NOC SL03– Service Level Agreement
Measurement Interval	Monthly
Method of Calculation	TBD
Exclusion	Telecom service provider Routers

3.5	Voice Services

NOC SL04– Service Level Agreement
Definition	Voice Services availability(To be baselined)
Performance Target
Core Voice infrastructure shall be Available at least 99.7% of Scheduled Uptime for devices in redundant mode.
Core Voice infrastructure shall be Available at least 99.2% of Scheduled Uptime for devices without redundancy.

Method
Data Capture	HP NNMi tool
Measurement Interval	Monthly
Method of Calculation	TBD
Exclusion	Analog lines are excluded from service levels

3.6	Problem Ticket Resolution Service Level (Root Cause Analysis Submission)

Type	Service Level
Tier 1 systems	5 business days
Production systems (Non-Tier 1)	7 business days
Non-Prod systems	10 business days

Supplier will provide RCA on problem tickets as necessary

•
Problem Ticket: Supplier will maintain 90% success rate in obtaining resolution of problem ticket assignments. It is expected that Supplier will provide enough L3 resources to achieve 90% success rate without requiring LS&Co. engineering involvement. Engineering teams will provide up to 10 hours per calendar month to assist as necessary.

1.
The following common tasks would also include Service Levels (these are examples and are not all inclusive, like said tasks/requests would include the same level Service Levels) If the requests requires a change record that must be represented to the CAB, the completion of the request shall not exceed the proceeding weekend:

a.	DNS Requests: 3 business days

b.	DHCP Requests: 3 business days

c.	IP Address Requests: 1 business days

d.	LAN Connections: 3 business days

LS&Co. – Attachment 3.3.1 – Service Level Definitions – Network Services	Page 4

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e.	Wireless Configuration Requests: 3 business days

f.	Acceleration Device Configuration Requests: 3 business days

g.	Infoblock Configuration Requests: 3 business days

h.	F5 Configuration Requests: 3 business days

i.	Switch/Router Configuration Requests: 3 business days

j.	Monitoring Configuration Requests: 3 business days

k.	Video/Voice Configuration Requests: 3 business days

l.	Network device installation Requests: 3 business days

2.
Service Request Ticket: Supplier will maintain 90% success rate in obtaining resolution of service request ticket (RCA submission) assignments. It is expected that Supplier will provide enough L3 resources to achieve 90% success rate without requiring Levi’s engineering involvement. Supplier can tap into the same pool of 10 hours provided by the LS&Co. engineering teams for problem ticket resolution for any assistance as necessary.

3.	All other requests will have a 10 business day Service Level

4.	Supplier will provide RCA on problem tickets as necessary

5.	All documentation will be retained in LS&Co.-owned repository.

LS&Co. – Attachment 3.3.1 – Service Level Definitions – Network Services	Page 5

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MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.3.2
SERVICE LEVEL DEFINITIONS – INFORMATION TECHNOLOGY SERVICES
DESKSIDE SUPPORT

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1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	Critical Service Levels		1

3.	Other Service Levels		2

	3.1	Response Service Level	2
	3.2	Corporate Desk Side Support - Resolve Desktop Systems Problems	2
	3.3	Software IMAC	3
	3.4	Hardware IMAC	3
	3.5	Procurement Services	4
	3.6	Asset Management PC Hardware Accuracy	4
	3.7	Desktop Patch Level Compliance	4
	3.8	PC Image Update	5
	3.9	Retail Deskside Support	5

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1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	CRITICAL SERVICE LEVELS.

Resolution Service Level
Objective
Response Service Level: This Service Level measures the supplier’s effectiveness in responding to an incident within the response time target as described below
Resolution Service Level: This Service Level measures the Supplier’s effectiveness in resolving Incidents within the resolution time target as described below
This Service Level is applicable for remote support only

Severity levels	Resolution Time	Performance Target	Measurement Interval
Priority 1	4 clock hours	95%	Monthly
Priority 2	8 clock hours	95%	Monthly
Priority 3	72 clock hours	95%(To be baselined)	Monthly
Priority 4	120 clock hours	95%(To be baselined)	Monthly
	Methods
Data Capture	ITSM Tool (Service Now)
Method of Calculation
This Service Level is calculated as the ratio of particular severity of Incidents that are resolved in time to total number of Incidents of that severity level with the result expressed as a percentage. Start time is when the Incident is assigned to the Supplier and end time is the timestamp when the Incident is resolved and set to resolved status by the Supplier.

Exclusions
•    Support for any hardware or software that is end of service life will be best efforts only
•    All devices, which are not SNMP enabled and cannot be monitored using tools, will be excluded from service levels.
•    Time taken by Customer or Third-Party Vendors in resolving an Incident before it is assigned to the Supplier would be excluded from Supplier’s resolution goal target

Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level , as applicable.

LS&Co. - Exhibit 2 - Description of Services	Page 1

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Resolution Service Level
such Service Level , as applicable.

The following device types will be handled via the exception process

•	Devices which doesn’t have LS&Co. provided image installed

•	Devices which are not accessible using SCCM 2012

•	Devices which are not connected to the Levis network

3.	OTHER SERVICE LEVELS.
The following Service Level’s represent LS&Co.’s expectation of service delivery process time limits. Specific details of how these will be managed and reported will be determined as part of knowledge acquisition and transition

3.1	Response Service Level

Response Service Level
Objective
Response Service Level: This Service Level measures the supplier’s effectiveness in responding to an incident within the response time target as described below. This Service level is applicable for remote support only

Severity levels	Accept assignment	Escalate/ Reassign	Performance Target	Measurement Interval
Priority 1	10 minutes	30 minutes	95%	Monthly
Priority 2	30 Min	1 clock hour	95%	Monthly
Priority 3	4 clock hour	12 clock hours	95%	Monthly
Priority 4	8 clock hours	30 clock hours	95%	Monthly
	Methods
Data Capture	ITSM Tool (Service Now)
Exclusions
•    Support for any hardware or software that is end of service life will be best efforts only
•    All devices, which are not SNMP enabled and cannot be monitored using tools, will be excluded from service levels.
•    Time taken by Customer or Third-Party Vendors in resolving an Incident before it is assigned to the Supplier would be excluded from Supplier’s resolution goal target

Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level , as applicable.

3.2	Corporate Desk Side Support - Resolve Desktop Systems Problems

Corporate Desk Side SL01– Service Level Agreement
Objective	Corporate Desk Side Support - Resolve Desktop Systems Problem

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Corporate Desk Side SL01– Service Level Agreement
Definition	Issues that require a desk side personal to visit should be resolved within the specified timeframes
Performance Target
Executive support
Response: 96% of the incidents and requests to be responded with 1 hr.
Resolution : 96% of the incidents to resolved within 1 Business Day
Executive support at SFO location will continue to be supported by LS&Co.

Priority 3 - 96% resolved within 24 business hours at all LS&Co. service locations
Priority 4 - 96% resolved within 40 business hours at all LS&Co. service locations

Method
Data Capture	ServiceNow tool
Measurement Interval	Monthly
Method of Calculation	Continuous Hours between “Assigned” or “Reassigned” status, and “Resolved” or “Resolved/Contacted” status.

3.3	Software IMAC

Corporate Deskside and Retail Desk Side SL02– Service Level Agreement
Objective	Software IMAC
Definition	Completion time of Software installation request for 1-9 units
Performance Target	Software Installs Priority 3 & 4 - 95% within 5 business days
Method
Data Capture	ServiceNow tool
Measurement Interval	Monthly
Method of Calculation	Time between assignment to second level and completion of service request. Exception: The devices not connected to SCCM will be handled as an exception process

3.4	Hardware IMAC

Corporate Deskside and Retail Desk Side SL03– Service Level Agreement
Objective	Hardware IMAC
Definition	Completion time of Hardware installation request for 1-9 units
Performance Target	Hardware Installs Priority 3 & 4 - - 95% within 5 business days
Method
Data Capture	ServiceNow tool
Measurement Interval	Monthly
Method of Calculation	Time between assignment to second level and completion of service request

LS&Co. - Exhibit 2 - Description of Services	Page 3

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3.5	Procurement Services

Corporate Deskside and Retail Desk Side SL04– Service Level Agreement
Objective	Procurement Services
Definition	Procurement coordination with OEM vendor / supplier for raising the order for procurement
Performance Target	96% of the approved orders to be placed within 3 business days
Method
Data Capture	ServiceNow
Measurement Interval	Monthly
Method of Calculation	Time between the order is approved by LS&Co. and is entered into the procurement system

3.6	Asset Management PC Hardware Accuracy

Corporate and Retail Deskside SL04– Service Level Agreement
Objective	Asset Management PC Hardware Accuracy
Performance Target	97%
Method
Data Capture	ServiceNow
Measurement Interval	Monthly
Method of Calculation
The following are the reports as a part of the PC Hardware Accuracy.
•    Physical device in use and not assigned
•    In use not discovered more than 6 months
•    On Loan not Assigned
•    Physical device – Location Blank
•    Physical device – Purchased Blank
The input source of the above reports are from the following
•    SCCM
•    ITAM Database

For example:
The report deriving the accuracy is from SCCM, it shows assets found in discovery that were not already located in the ITAM database – this for example provides the compliance report

3.7	Desktop Patch Level Compliance

Desktop Patch Level Compliance SL02– Service Level Agreement
Objective	Desktop Patch Level Compliance

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Desktop Patch Level Compliance SL02– Service Level Agreement
Definition	The level of compliance of Patch updates to End User Devices connected to the Network for N-1 Patch release, where N is the current Patch release.
Performance Target
During transition phase, Supplier will determine the current Patch level and success rate for both Corporate and Retail devices to discuss and agree Service Levels
For Low and Medium category Patches - 95% patching within 90 days
For Critical and High Priority patches – As per the agreed time interval and GIS policy.

Method
Data Capture	SCCM 2012
Exception	Devices not connected to the network Devices that cannot be accessed using SCCM 2012 User manual intervention preventing Patch to be deployed
Measurement Interval	Monthly
Method of Calculation	[(Total Number of Devices at N-1 Patch level) / Total Number of Devices)] x 100

3.8	PC Image Update

Image Management – Key Performance Indicator
Objective	PC Image Update
Definition	The amount of time required to update, test, and Updates into an existing Core Image following discussions with LS&Co.
Performance Target	< 30 days for Applications Updates < 60 days for Operating Systems related updates
Method
Data Capture	ServiceNow
Measurement Interval	Monthly
Method of Calculation
The duration of time between (i) Approval from LS&Co. to incorporate agreed Updates into the Core PC Image, and (ii) a new and fully tested Core PC Image is available for Deployment into the environment.

3.9	Retail Deskside Support

Retail Store Services SL01– Service Level Agreement
Objective	Retail Desk Side Support

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Retail Store Services SL01– Service Level Agreement
Definition
Applies to hardware for which vendor provides Advanced Exchange and Field Dispatch Services:

Priority 1 is defined as the entire store cannot transact
Priority 2 is defined as the store is able to transact at a degraded level, shipping receiving is impacted , impact to time entry (Manager PC)

Performance Target
Resolve Hardware Problem – Priority 1- 95% within 24 continuous hours at all LS&CO. Service Locations in the scenario wherein a store personnel is available to troubleshoot. The duration for which Supplier will wait for a store personnel will not be counted against the time

The time waiting for 3rd party OEM to ship the device will not count against the time

Resolve Hardware Problem – Priority 2 - 95% within 48 continuous hours at all LS&CO. Service Locations in the scenario wherein a store personnel is available to troubleshoot. The duration for which Supplier will wait for a store personnel will not be counted against the time

The time waiting for 3rd party to OEM to ship the device will not count against the time

Resolve Hardware Problem – Priority 3 - 95% within 24 business hours at all LS&CO. Service Locations. Business hours are defined as Monday – Friday 8 a.m. to 5p.m. local store time.

Resolve Hardware Problem – Priority 4 - 95% within 40 business hours at all LS&CO. Service Locations

Method
Data Capture	ServiceNow tool
Measurement Interval	Monthly
Method of Calculation
Continuous Hours between “Assigned” or “Reassigned” status, and “Resolved” or
“Resolved/Contacted” status
Supplier to update Service Now with the relevant ticket status during the incident and request life cycle

LS&Co. - Exhibit 2 - Description of Services	Page 6

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.3.4
SERVICE LEVEL DEFINITIONS – INFORMATION TECHNOLOGY SERVICES
SOC

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	Critical Service Levels		1

	2.1	Resolution Service Level	1
	2.2	Critical Service Availability	2

3.	Other Service Levels		3

	3.1	Response Service Level	3
	3.2	Service Requests Ticket Resolution Service Level	4
	3.3	Problem Ticket Resolution Service Level (Root Cause Analysis Submission)	4
	3.4	Individual Server Availability – Critical Services Environment	5
	3.5	Aggregated Server Availability	6
	3.6	Disaster Recovery Service Level for [****]*:	7
	3.7	Disaster Recovery Service Level for [****]*:	7
	3.8	Disaster Recovery Service Level for [****]*:	8
	3.9	Key Performance Indicators	8

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1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	CRITICAL SERVICE LEVELS.

2.1	Resolution Service Level

Resolution Service Level
Objective	Resolution Service Level: This Service Level measures the Supplier’s effectiveness in resolving Incidents within the resolution time target as described below
Severity levels	Resolution Time	Performance Target	Measurement Interval
Priority 1	4 clock hours	95%	Monthly
Priority 2	8 clock hours	95%	Monthly
Priority 3	72 clock hours	95%(To be baselined)	Monthly
Priority 4	120 clock hours	95%(To be baselined)	Monthly
Methods
Data Capture	ITSM Tool (Service Now)
Method of Calculation
This Service Level is calculated as the ratio Incidents of a particular severity of that are resolved within the resolution time to total number of resolved Incidents of that severity level. Start time is when the Incident is assigned to the Supplier and end time is the timestamp when the Incident is resolved and set to resolved status by the Supplier.

Exclusions
•    Support for any hardware or software that is end of service life will be best efforts only
•    All devices, which are not SNMP enabled or cannot be monitored using tools, will be excluded from service levels.
•    Time taken by Customer or Third-Party Vendors in resolving an Incident before it is assigned to the Supplier would be excluded from Supplier’s resolution goal target

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Resolution Service Level
• OS version which are not supported by VMware would be supported on best effort basis only
Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level, as applicable.

2.2	Critical Service Availability

Service Availability Service Level- Critical Service
Objective
To measure Service Availability. The Service Availability of Critical Services (SAP, Exchange etc.) Service Level measures the availability of critical Service during Scheduled Uptime within the Measurement Interval. Critical Service shall be up and available to the intended Authorized Users and fully functioning as designed during Scheduled Uptime periods within the Measurement Interval.
This Service Level represents Availability per critical Service. The Critical Services will need to be defined during transition.

 “Available for Use” shall mean that the Service—is running so as to enable the proper execution of transactions on those Applications that are scheduled to run on such Server and access to updated current data that is intended to be used in conjunction with such Applications.
“Service Scheduled Uptime” shall mean the number of minutes within the applicable Measurement Interval for the Service. For the avoidance of doubt, Service Scheduled Uptime shall not include any scheduled outages.
“Service Downtime” shall mean the total time per calendar month out of the Scheduled Uptime, as measured in minutes that the Service for which availability is being computed, is not Available for Use due to failover issues

Service Category	Equipment/ Product Server	Service Hours	Measurement Interval	Performance Target
Service Availability for Critical Service
Service Availability	Critical Service availability	24x7x365	Monthly	99.94%
Method
Data Capture	Systems Management Tool and/or ITSM tool & Monitoring System with inter-linkage to ITSM tool suite
Expected Service Level Performance	On a 24x7 basis service uptime / availability
Hours of measuremen	Measurement shall take place during the approved Scheduled Uptime for critical service environments during the Measurement Interval.

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Service Availability Service Level- Critical Service
t
Method of Calculation	The “Service Availability of Critical Service” shall be calculated as Service Scheduled Uptime minus service Downtime, divided by service Scheduled Uptime with the result expressed as a percentage.
Exclusions
•    Schedule downtime would be excluded from the uptime commitment Service Level
•    Server outages due to the factored beyond the control of the provider would be excluded (Such as Hardware Failure, Bug-Fixes, natural disaster, Facilities etc.)
•    The application is architected for high availability & resiliency
•    There is redundancy built in all layers of underlying infrastructure. The servers should be available either in cluster mode or highly available through VMWare
•    Any downtime due to third parties outside of Supplier scope like facilities
•    The Service Level would be applicable only for the failover Services

3.	OTHER SERVICE LEVELS
The following Service Level’s represent LS&Co.’s expectation of service delivery process time limits. Specific details of how these will be managed and reported will be determined as part of knowledge acquisition and transition

3.1	Response Service Level

Response Service Level
Objective	Response Service Level: This Service Level measures the supplier’s effectiveness in responding to an incident within the response time target as described below
Severity levels	Accept assignment	Escalate/ Reassign	Performance Target	Measurement Interval
Priority 1	10 minutes	30 minutes	95%	Monthly
Priority 2	30 Min	1 clock hour	95%	Monthly
Priority 3	4 clock hour	12 clock hours	95%	Monthly
Priority 4	8 clock hours	30 clock hours	95%	Monthly
	Methods
Data Capture	ITSM Tool (Service Now)
Exclusions
•    Support for any hardware or software that is end of service life will be best efforts only
•    All devices, which are not SNMP enabled or cannot be monitored using tools, will be excluded from service levels.
•    Time taken by Customer or Third-Party Vendors in resolving an Incident before it is assigned to the Supplier would be excluded from Supplier’s resolution goal target
•    OS version which are not supported by VMware would be supported on best effort basis only

Low Volume Clause	• Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the

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Response Service Level

number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level, as applicable.

3.2	Service Requests Ticket Resolution Service Level

Type	Service Level
Hardware rack/install	3 business days
OS Install	1 business day for virtual 5 business days for physical (VMware)
Server Readiness activities (Go-live)	5 business days
Server Decommission activities	5 business days
Storage Space	1 business day (virtual), 2 business days (physical)
Data Restores	30 minutes to initiate (Sev1, 2), 1 business day for all other (*all restores must be monitored until completion. Failures must be escalated)
Monitoring	1 business day
Backups	2 business days
VLAN/vSwitch	1 business day – (VMware & HP VC)
VM Resource Modifications (CPU/RAM)	3 business days
Security Audit/Inspection	5 business days

•	All other requests will have a 10 business day Service Level.

•	Service Request Ticket: Supplier will maintain 90% success rate in obtaining resolution of service request ticket assignments.

3.3	Problem Ticket Resolution Service Level (Root Cause Analysis Submission)

Type	Service Level
Tier 1 systems	5 business days
Production systems (Non-Tier 1)	7 business days
Non-Prod systems	10 business days

•	Note: Supplier will provide RCA on problem tickets as necessary

•	Problem Ticket: Supplier will maintain 90% success rate in obtaining resolution of problem ticket

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(RCA submission) assignments. It is expected that Supplier will provide enough L3 resources to achieve 90% success rate without requiring Levi’s engineering involvement. Engineering teams will provide up to 10 hours per calendar month to assist as necessary.

3.4	Individual Server Availability – Critical Services Environment

Individual Server Availability – (Critical Services Environment)
Objective
To measure Server Availability. The Individual Server Availability of Critical Service environment Service Level measures the availability of individual Server during Scheduled Uptime within the Measurement Interval. Server shall be up and available to the intended Authorized Users and fully functioning as designed during Scheduled Uptime periods within the Measurement Interval.
This Service Level represents Availability per Server of critical Service environment
“Available for Use” shall mean that the Server—including the processor and associated storage devices, cabling, peripherals and other equipment—is running properly so as to enable the proper execution of transactions on those Applications that are scheduled to run on such Server and access to updated current data that is intended to be used in conjunction with such Applications.
“System Scheduled Uptime” shall mean the number of minutes for a server within the applicable Measurement Interval for the System. For the avoidance of doubt, System Scheduled Uptime shall not include any scheduled outages.
“System Downtime” shall mean the total time per calendar month out of the System Scheduled Uptime, as measured in minutes that the System for which availability is being computed, is not Available for Use

Service Category	Equipment/ Product Server	Service Hours	Measurement Interval	Performance Target
Individual Server Availability – Critical Services Environment
Individual Server Availability	Wintel Servers	24x7x365	Monthly	99%
	Unix Servers	24x7x365	Monthly	99%
	Linux Servers	24x7x365	Monthly	99%
Method
Data Capture	Systems Management Tool and/or ITSM tool & Monitoring System with inter-linkage to ITSM tool suite
Measurement Interval	Monthly
Expected Service Level Performance	On a 24x7 basis server uptime / availability
Hours of measurement	Measurement shall take place during the approved Scheduled Uptime for a Server environment during the Measurement Interval.

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Individual Server Availability – (Critical Services Environment)
Method of Calculation
The “Individual Server Availability Service Level of Critical Service environment” shall be calculated, for Server, as System Scheduled Uptime minus System Downtime, divided by System Scheduled Uptime with the result expressed as a percentage.

Exclusions
•    Server outages due to the factored beyond the control of the provider would be excluded (Such as Hardware Failure, Bug-Fixes, natural disaster, Facilities etc.)
•    Schedule downtime would be excluded from the uptime commitment Service Level

3.5	Aggregated Server Availability

Aggregated Server Availability – ( Quality Assurance, Test & Development Servers)
Objective
To measure Service Availability. The Aggregated Server Availability of Quality Assurance, Test & Development Servers Service Level measures the availability of Quality Assurance, Test & Development Servers during Scheduled Uptime within the Measurement Interval. Quality Assurance, Test & Development Servers shall be up and available to the intended Authorized Users and fully functioning as designed during Scheduled Uptime periods within the Measurement Interval.
This Service Level represents an average Availability across all Quality Assurance, Test & development Servers.
“Available for Use” shall mean that the Server—including the processor and associated storage devices, cabling, peripherals and other equipment—is running properly so as to enable the proper execution of transactions on those Applications that are scheduled to run on such Server and access to updated current data that is intended to be used in conjunction with such Applications.
“System Scheduled Uptime” shall mean the number of minutes within the applicable Measurement Interval for the System. For the avoidance of doubt, System Scheduled Uptime shall not include any scheduled outages.
“System Downtime” shall mean the total time per calendar month out of the System Scheduled Uptime, as measured in minutes that the System for which availability is being computed, is not Available for Use

Service Category	Equipment/ Product Server	Service Hours	Measurement Interval	Performance target
Aggregate Server Availability for Quality Assurance , Test & development Servers
Aggregate Server Availability	Wintel Servers	24x7x365	Monthly	99.9%
	Unix Servers	24x7x365	Monthly	99.9%
	Linux Servers	24x7x365	Monthly	99.9%
Method
Data Capture	Systems Management Tool and/or ITSM tool & Monitoring System with inter-linkage to ITSM tool suite
Expected	On a 24x7 basis server uptime / availability

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Aggregated Server Availability – ( Quality Assurance, Test & Development Servers)
Service Level Performance
Hours of measurement	Measurement shall take place during the approved Scheduled Uptime for all Servers environments during the Measurement Interval.
Method of Calculation
The “Aggregate Server Availability of Quality Assurance, Test& Development Servers Service Level” shall be calculated, across all Quality Assurance Servers and Test & Development Servers, as System Scheduled Uptime minus System Downtime, divided by System Scheduled Uptime with the result expressed as a percentage.

Exclusions
•    Server outages due to the factored beyond the control of the provider would be excluded (Such as Hardware Failure, Bug-Fixes, natural disaster, Facilities etc.)
•    Schedule downtime would be excluded from the uptime commitment Service Level

3.6	Disaster Recovery Service Level for [****]*:
As new applications are brought into DR for [****]* and [****]*, they need to be architected for below RTO/RPO and need to be baselined.

Service Level Objective – RTO/RPO for LSA
Objective
Performance Target	RPO – 1 Hr. RTO – 6 Hr. DR Drills – Half Yearly –(full blown DR exercises)
Method
Data Capture	To be Decided
Measurement Interval	Half Yearly
Method of Calculation	To be Decided
Exclusion	• RTO/RPO is agreed for critical applications only. • RTO/RPO will be met for DR testing as well.

3.7	Disaster Recovery Service Level for [****]*:

•	Below Service Levels which are not met currently, Supplier will baseline the Service Level as per MSA and post that Service Level’s target would be set

Service Level Objective – RTO/RPO for LSE
Objective

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Service Level Objective – RTO/RPO for LSE
Performance Target	RPO – 1 Hr. RTO – 6 Hr. DR Drills – Half Yearly
Method
Data Capture	To be Decided
Measurement Interval	Half Yearly
Method of Calculation	To be Decided
Exclusion	• RTO/RPO is agreed for critical applications only • RTO/RPO will be met for DR testing as well.

3.8	Disaster Recovery Service Level for [****]*:

•	[****]* does not have a DR facility right now hence below Service Level will be applied once DR for [****]* is ready

Service Level Objective – RTO/RPO for AMA
Objective
Performance Target	RPO – 48 Hr. RTO – 24 Hr. DR Drills – Half Yearly
Method
Data Capture	To be Decided
Measurement Interval	Half Yearly
Method of Calculation	To be Decided
Exclusion	• RTO/RPO is agreed for critical applications only. • AMA has below four critical applications (DWH, Just Enough, Manugistics & Raymark) • RTO/RPO will be met for DR testing as well.

3.9	Key Performance Indicators

The following key performance indicators have been agreed upon between the Parties as of the Effective Date.

Managed Server Provisioning	95% within 30 Min for Virtual Server (Using VMware templates) 95% within 4 Hr. for Physical Server
Managed Storage Provisioning	95% within 8 Business Hour

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Backup Success Rate	Minimum 98.5%, Expected 99.0%

Security Patch Deployment Service Level

Environment	Low Risk	High Risk	Immediately Critical Risk
PCI	30 days	14 days	7 days
DMZ	30 days	14 days	7 days
SOX	90 days	14 days	7 days
All others	90 days	14 days	7 days

•
Security Patch Compliance: Outstanding patch count shall not exceed 1 patch per total server count. For example, if the number of supported servers = 1,000, Supplier may have up to 1,000 outstanding security patches at any given time.

•	All documentation will be retained in LS&Co. owned repository

•
LS&Co. reserves the right to interview/screen tech leads in each discipline prior to assignment. It is expected that tech leads will then sign off on remaining/additional resources to ensure they meet expected standards.

•	All resources should be proficient in English, both verbal and written.

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MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.3.5
SERVICE LEVEL DEFINITIONS – INFORMATION TECHNOLOGY SERVICES
SERVICE DESK

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	Critical Service Levels		1

	2.1	First Level Resolution	1
	2.2	Average Speed to Answer - Voice	2
	2.3	Call Abandon Rate – Phone Response Time	2
	2.4	Web/E-mail Response Time	2
	2.5	Escalation to Tier 2 or Higher	3

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1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	CRITICAL SERVICE LEVELS.

2.1	First Level Resolution

Service Desk SL01– Service Level Agreement
Objective	First Level Resolution (To be baselined)
Definition
First Level Resolution is a measure of a service desk’s ability to resolve incidents & Service Requests at Level 1, without having to escalate the ticket to Level 2 , Level 3 (internal IT professionals in applications, networking, the data center, or elsewhere), Field Support, or Supplier support

Performance Target
a.    0-12 months – 45% of all IT Incidents / Requests reported to Service Desk.
b.    Year 2 onwards - 65% of all IT Incidents / Requests reported to Service Desk. This will be discussed and mutually agreed

Continuous improvement program shows progress over time.

Method
Data Capture	ServiceNow
Measurement Interval	Monthly
Method of Calculation	Number of tickets resolved on the first contact / Total Number of contacts received by the service desk

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2.2	Average Speed to Answer - Voice

Service Desk SL02– Service Level Agreement
Objective	Average Speed to Answer – Voice
Definition	The period of time measured from the moment the end user’s last automated menu selection in IVR and is placed in the call queue, to the time an agent answers the phone call, measured in seconds
Performance Target	90% of calls to be answered in =< 30 seconds
Method
Data Capture	Service Desk ACD,
Measurement Interval	Monthly
Method of Calculation	Number of calls answered in <30 seconds / total no. of calls received by the service desk during that period – Calls which are abandoned by the user in <=15 seconds

2.3	Call Abandon Rate – Phone Response Time

Service Desk SL03– Service Level Agreement
Objective	Call Abandon Rate – Phone Response Time
Definition	All inbound calls presented to the queue that have waited for a service desk analyst for equal to or greater than 30 seconds.
Performance Target	<5% of all voice contacts
Method
Data Capture	Service Desk ACD
Measurement Interval	Monthly
Method of Calculation	Number of abandoned calls (calls that enter the queue and "hang up") / total no. of calls reached to the service desk

2.4	Web/E-mail Response Time

Service Desk SL04– Service Level Agreement
Objective	Web/E-mail Response Time
Definition	Average Time to respond: notification to end-user submission received
Performance Target	90% within 4 hour during business hours of operation
Method
Data Capture	ServiceNow
Measurement Interval	Monthly
Method of Calculation	Number of Web/E-Mail tickets responded in <4 hours / total no.

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Service Desk SL04– Service Level Agreement
of tickets received by the service desk during that period

2.5	Escalation to Tier 2 or Higher

Service Desk SL05– Service Level Agreement
Objective	Escalation to Tier 2 or higher
Definition	Issues / Requests that cannot be resolved by Service Desk needs to be escalated to respective groups
Performance Target	90% of calls to be escalated in =< 30 minutes
Method
Data Capture	ServiceNow
Measurement Interval	Monthly
Method of Calculation	Number of tickets that are escalated to respective resolver groups in <30 minutes / total no. of tickets that are escalated by the service desk during that period

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MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.3.6
SERVICE LEVEL DEFINITIONS – INFORMATION TECHNOLOGY SERVICES
SECURITY

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	Critical Service Levels		1

	2.1	Resolution Service Level	1
3.	Other Service Level		1

	3.1	Response Service Levels	2
	3.2	Additional Service Levels	2

LS&Co. – Attachment 3.3.6 – Service Level Definitions - Security	Page i

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EXECUTION VERSION

1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	CRITICAL SERVICE LEVELS.

2.1	Resolution Service Level

Resolution Service Level
Objective	Resolution Service Level: This Service Level measures the Supplier’s effectiveness in resolving Incidents within the resolution time target as described below
Severity levels	Resolution Time	Performance Target	Measurement Interval
Priority 1	4 clock hours	95%	Monthly
Priority 2	8 clock hours	95%	Monthly
Priority 3	72 clock hours	95% (To be baselined)	Monthly
Priority 4	120 clock hours	95% (To be baselined)	Monthly
Methods
Data Capture	ITSM Tool (Service Now)
Method of Calculation
This Service Level is calculated as the ratio of particular severity of Incidents that are resolved in time to total number of Incidents of that severity level with the result expressed as a percentage. Start time is when the Incident is assigned to the Supplier and end time is the timestamp when the Incident is resolved and set to resolved status by the Supplier.

Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level, as applicable.

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3.	OTHER SERVICE LEVELS
The following Service Level’s represent LS&Co.’s expectation of service delivery process time limits. Specific details of how these will be managed and reported will be determined as part of knowledge acquisition and transition in accordance with Exhibit 8.

3.1	Response Service Levels

Response Service Level
Objective	Response Service Level: This Service Level measures the supplier’s effectiveness in responding to an incident within the response time target as described below
Severity levels	Accept assignment	Escalate/ Reassign	Performance Target	Measurement Interval
Priority 1	10 minutes	30 minutes	95%	Monthly
Priority 2	30 Min	1 clock hour	95%	Monthly
Priority 3	4 clock hour	12 clock hours	95%	Monthly
Priority 4	8 clock hours	30 clock hours	95%	Monthly
	Methods
Data Capture	ITSM Tool (Service Now)
Low Volume Clause
•    Low Volume Service Levels: In respect of any Service Level that has low volumes of data points in any given Measurement Interval (i.e., Service Levels where the number of measured data points occurring in a given Measurement Interval is so low that a single failure would result in an Service Level Failure), supplier shall have the right to eliminate one (1) data point from the calculation of compliance with each such Service Level, as applicable.

3.2	Additional Service Levels
Firewalls: Add, remove and modify routing, security policies as per LS&Co.’s business requirement and firewall standard practices.  Service Level=5 business days
Web Content Filtering:  The Service Level for filter changes is <3 business days.
VPN: Supplier will create and deploy and modify VPN profiles based on user requirements (Service Level=5 business days).
VPN New certificates will be created and delivered within 2 business days.
Applications Security and Software Scanning: Supplier to follow the Service Level defined and agreed for Web application scan reports

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CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.3.7
SERVICE LEVEL DEFINITIONS – INFORMATION TECHNOLOGY SERVICES
APPLICATIONS

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	Critical Service Levels		1

	2.1	Incident Management Resolution SLAs (non eCommerce)	1
	2.2	Incident Management Resolution SLAs (eCommerce)	1

3.	Other Service Levels		2

	3.1	Incident Management Response SLAs (non eCommerce)	3
	3.2	Incident Management Escalation/Transfer SLAs (non eCommerce)	3
	3.3	Problem Management RCA SLAs	3
	3.4	Change Management Enhancement SLAs	4
	3.5	eCommerce Incident Management Response SLAs	5

4	Key Performance Indicators		6

LS&Co. – Attachment 3.3.7 – Service Level Definitions - Applications	Page i

CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	CRITICAL SERVICE LEVELS.

2.1	Incident Management Resolution Service Levels (non eCommerce)

Service Level Measure	Resolution Time	Performance Goal	Performance Target	Measurement Interval
Priority 1	4 clock hours	100%	99% (To be baselined)	Monthly
Priority 2	8 clock hours	100%	97% (To be baselined)	Monthly
Priority 3	4 Calendar days	100%	95%	Monthly
Priority 4	7 Calendar days	To be Baselined	To be Baselined	Monthly
Data Capture	ITSM Tool (Service Now)
Method of Calculation
(Total number of Priority N (N=1,2,3 or 4) incidents resolved within Resolution time within the measurement interval / Total number of Priority N (N=1,2,3 or4) incidents resolved within the measurement interval) * 100%
Note: Resolution Time = Incident Resolved time - Incident Assigned time

2.2	Incident Management Resolution Service Levels (eCommerce)

Service Level Measure	Resolution Time	Performance Goal	Performance Target	Measurement Interval	Calculation Method

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Service Level Measure	Resolution Time	Performance Goal	Performance Target	Measurement Interval	Calculation Method
Priority 1	20 clock minutes	100%	99% (To be Baselined)	Monthly
(Total number of P1 incidents resolved within Resolution Time within the measurement interval /
Total number of P1 incidents resolved within the measurement interval) * 100%
Note: Resolution Time = Incident Resolved time - Incident Assigned time

Urgent Incident (P2)	3 clock hours	To be Baselined	To be Baselined	Monthly	To be calculated Under P2 resolution, ServiceNOW to be configured specifically for Ecommerce Service Levels
Standard Incident (P3)	12 incident support hours	To be Baselined	To be Baselined	Monthly	To be calculated Under P3 resolution, ServiceNOW to be configured specifically for Ecommerce Service Levels
Data Capture	Jira (Until such time as ServiceNow is implemented to capture the details) ITSM Tool (ServiceNow)

3.	OTHER SERVICE LEVELS
The following Service Levels represent LS&Co.’s expectation of service delivery process time limits. Specific details of how these will be managed and reported will be determined as part of knowledge acquisition and transition in accordance with the requirements in Exhibit 8.

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3.1	Incident Management Response Service Levels (non eCommerce)

Service Level Measure	Response Time	Performance Goal	Performance Target	Measurement Interval
Priority 1	15 clock minutes	100%	99% (To be baselined)	Monthly
Priority 2	30 clock minutes	100%	97% (To be baselined)	Monthly
Priority 3	1 Calendar day	100%	95%	Monthly
Priority 4	2 Calendar Day	100%	90%	Monthly
Data Capture	ITSM Tool (ServiceNow)
Method of Calculation
(Total number of Priority N (N=1,2,3 or 4) resolved incidents responded within Response time within the measurement interval / Total number of Priority N (N=1,2,3 or 4) incidents resolved within the measurement interval) * 100%

Note: Response Time = Incident Acknowledged time - Incident Assigned Time

3.2	Incident Management Escalation/Transfer SLAs (non eCommerce)

Service Level Measure	Escalation/Transfer Time	Performance Goal	Performance Target	Measurement Interval
Priority 1	30 clock minutes	To be Baselined	To be Baselined	Monthly
Priority 2	1 clock hours	To be Baselined	To be Baselined	Monthly
Priority 3	2 Calendar Day	To be Baselined	To be Baselined	Monthly
Priority 4	4 Calendar days	To be Baselined	To be Baselined	Monthly
Method of Calculation	(Total Number of Priority N (N=1,2,3 or 4) Incidents Escalated within Escalation/Transfer Time/Total Number of Priority N (N=1,2,3 or 4) Incidents Escalated)*100%

3.3	Problem Management RCA Service Levels

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Service Level Measure	Target Time	Performance Goal	Performance Target	Measurement Interval
Priority 1	3 Calendar days	100%	99% (To be baselined)	Monthly
Priority 2	5 Calendar days	100%	97% (To be baselined)	Monthly
Priority 3	15 Calendar days	100%	95%	Monthly
Data Capture	ITSM Tool (ServiceNow)
Method of Calculation
(Total number of Priority N (N=1,2,3 or 4) problems resolved within Target time within the measurement interval /
Total number of Priority N (N=1,2,3 or 4) Problems resolved within the measurement interval) * 100%

Note: Resolution Time = Problem Resolved time - Problem Assigned time
A problem is considered to be resolved once RCA is submitted

3.4	Change Management Enhancement Service Levels

Service Level Measure	Target Time	Performance Goal	Performance Target	Measurement Interval	Calculation Method
Applications promoted to production error free	To be Baselined	100%	97%	Monthly	(Total number of Resolved Enhancement CRs without any post production defects within the measurement interval / Total number of Enhancement CRs resolved within the measurement interval) * 100%
Enhancements delivered on schedule	To be Baselined	100%	95%	Monthly	(Total number of Resolved Enhancement CRs where Actual Implementation date <= Planned Implementation date

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Service Level Measure	Target Time	Performance Goal	Performance Target	Measurement Interval	Calculation Method
					within Target time within the measurement interval / Total number of Enhancement CRs resolved within the measurement interval) * 100%
Turnaround enhancements estimates (effort)	5 Calendar days	100%	95%	Monthly	(Total number of Enhancements requests responded within the target time/ Total number of Enhancements requests received within the measurement interval) * 100%
Data Capture	ITSM Tool (ServiceNow)

3.5	eCommerce Incident Management Response Service Levels

Service Level Measure	Response Time	Performance Goal	Performance Target	Measurement Interval	Calculation Method
Critical Incident (P1)	7 minutes	To be Baselined	To be Baselined	Monthly	To be calculated Under P1 response, ServiceNOW to be configured specifically for Ecommerce Service Levels
Urgent Incident (P2)	15 minutes	To be Baselined	To be Baselined	Monthly	To be calculated Under P2 response, ServiceNOW to be configured specifically for Ecommerce Service Levels

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Service Level Measure	Response Time	Performance Goal	Performance Target	Measurement Interval	Calculation Method
Standard Incident (P3)	30 minutes	To be Baselined	To be Baselined	Monthly	To be calculated Under P3 response, ServiceNOW to be configured specifically for Ecommerce Service Levels
Data Capture	• Jira (Till ServiceNow is implemented to capture the details) • ITSM Tool (Service Now)

4.	KEY PERFORMANCE INDICATORS
The following key performance indicators have been agreed upon between the Parties as of the Effective Date. Supplier shall measure and report on its performance of these key performance indicators in accordance with the requirements for Service Levels.

S. No	Service Area	KPI	KPI Type	Measurement Interval	Calculation Method
1	Incident Management	Incident Aging for Priority 2 incidents	Quantitative	Monthly	Percentage of IT Priority 2 Incidents during a Measurement Interval that are Not Restored/Restored by Supplier within the required period vs Total no of P2 incidents.
2	Incident Management	Incident Aging for Priority 3 incidents	Quantitative	Monthly	Percentage of IT Priority 3 Incidents during a Measurement Interval that are Not Restored/Restored by Supplier within the required period vs Total no of P3 incidents.
3	Incident Management	Number of avoidable incidents	Quantitative	Monthly	Measured as # of incidents caused by CR implemented.
4	Problem Management	Problems Aging for Priority 1 incidents	Quantitative	Monthly	Percentage of IT Priority 1 Problems during a Measurement Interval that are Not Restored/Restored by Supplier within the

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required period vs Total no of P1 Problems.
5	Problem Management	Problems Aging for Priority 2 incidents	Quantitative	Monthly	Percentage of IT Priority 2 Problems during a Measurement Interval that are Not Restored/Restored by Supplier within the required period vs Total no of P2 Problems
6	Problem Management	Problems Aging for Priority 3 incidents	Quantitative	Monthly	Percentage of IT Priority 2 Problems during a Measurement Interval that are Not Restored/Restored by Supplier within the required period vs Total no of P3 Problems
7	Change Management	Number of Emergency change requests implemented	Quantitative	Monthly	No of Emergency CRs implemented in the Measurement Interval
8	General	Number of Escalations on quality of service	Quantitative	Monthly	No of Escalation in the Measurement Interval. To be maintained in a separate tracker
Data Capture		ITSM Tool (ServiceNow)

LS&Co. – Attachment 3.3.7 – Service Level Definitions - Applications	Page 7

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.3.8
SERVICE LEVEL DEFINITIONS – INFORMATION TECHNOLOGY
TESTING COE

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction	1

1.1	General	1
1.2	References	1
1.3	Definitions	1

2.	Critical Service Levels	1

3.	Other Service Levels	1

4.	Key Performance Indicators	1

LS&Co. – Attachment 3.3.8 – Service Level Definitions – Testing COE	Page i

CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION.

1.1	General. This Attachment describes the Service Levels to be tracked for TCoE. For each Service Level, this Attachment details the objective of the Service Level along with the method for calculation.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	CRITICAL SERVICE LEVELS.
Pursuant to Section 2.6 of Exhibit 8 the Parties will define, during Knowledge Acquisition, any Critical Service Levels that are to apply to the performance of the Testing Services on and from the Commencement Date (which Critical Service Levels will be subject to the terms of this Exhibit 3).

3.	OTHER SERVICE LEVELS.
Pursuant to Section 2.6 of Exhibit 8 the Parties will define, during Knowledge Acquisition, any Other Service Levels that are to apply to the performance of the Testing Services on and from the Commencement Date (which Critical Service Levels will be subject to the terms of this Exhibit 3).

4.	KEY PERFORMANCE INDICATORS

The following key performance indicators will be measured for TCoE:

KPI01:– Quality
Objective	To measure effectiveness of Supplier’s testing of Releases
Definition	Defect leakage to Production with Severity 1 for testing done by Supplier.
Method
Data Capture
Those Severity 1(Critical) defect leakages into Production which are fixed shall be measured until 3 months from the Go-live date, for every Release, by gathering the data from the applicable Incident/Ticket Management System in Production

Measurement Interval	Monthly
Method of Calculation	Only Fixed(Resolved with Code Change) defects from

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KPI01:– Quality

Incident/Ticket Management System in Production would be gathered on weekly basis.
Defects approved to be outstanding for Go-live or Defects relating to aspects that could not be tested in the Test Environment or which were not part of the approved test set or not attributed to performance issues, would not be covered under this Service Level.

Performance Target	Expected and minimum level of defects slippage shall be 0 (ZERO)
KPI 02:– Schedule
Objective	To measure Schedule adherence of Supplier testing team
Definition	Schedule Slippage is calculated using the formulae => {(Actual Duration - Estimated Duration)/Estimated Duration} *100
Method
Data Capture
Slippage of schedule for each test release conducted by Supplier shall be measured by gathering data from Project Plan/Test Plan/HP Quality Center. Only the final milestone (test execution completion) shall be considered for measuring schedule slippage. Intermediate milestones/dates of testing will not be considered for measuring schedule slippage.

Measurement Interval	Monthly
Method of Calculation
Schedule Slippage is calculated using the formulae => {(Actual Duration - Estimated Duration)/Estimated Duration} *100. Approved revised schedule or schedule slippage reasons not attributable to Supplier’s testing team would not be covered under this Service Level.

Performance Target	Expected and the minimum level of schedule slippage for each release shall be - 95%
KPI03: Test Planning Accuracy
Objective	To ensure that Supplier delivers test cases as planned.
Definition	Test Cases for which creation is planned versus test cases actually created.
Method
Data Capture
During the regression test case development planning:
•    Supplier will determine the number of test cases needed by the start of the test phase, based on requirements;
•    Supplier will document all test cases in the Quality Center and will report test case creation progress against the plan.

Measurement Interval	Weekly or at LS&Co.’s REQUEST
Method of Calculation	Test cases created/test cases for which creation was planned
Performance Target	95% of planned test cases are created as scheduled
KPI 04: Test Execution Accuracy
Objective	To ensure that Supplier executes test cases as planned.
Definition	Test Cases planned to execute versus test cases actually executed.

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KPI01:– Quality
Method
Data Capture
During the test case execution planning:
•    Supplier will determine the number of regression test cases needed to execute by the start of the test phase, based upon requirements;
•    Supplier will track all test case execution in the Quality Center and report test case execution progress against the plan

Measurement Interval	Daily or at LS&Co.’s REQUEST
Method of Calculation	Test cases executed/test cases planned to be executed Exclusion: Any test case not executed based upon mutual agreement between both parties.
Performance Target	95% of planned test cases are executed as scheduled

LS&Co. – Attachment 3.3.8 – Service Level Definitions – Testing COE	Page 3

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.4
SERVICE LEVEL DEFINITIONS – CUSTOMER SERVICE SERVICES

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction	1

1.1	General	1
1.2	References	1
1.3	Definitions	1
1.4	Completion of Service Level Definitions	1

2.	Critical Service Levels	1

2.1	Order Capture	1
2.2	Order Requiring Resolutions	3
2.3	Order Dispute Resolutions	6
2.4	Chargebacks	6
2.5	Returns and Cancellations Caused by Errors	7
2.6	Customer Satisfaction	8
2.7	Reporting	9

LS&Co. – Attachment 3.4 – Service Level Definitions – Customer Service Services	Page i

CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION.

1.1
General. This Attachment describes each Service Level. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

1.4
Completion of Service Level Definitions. The Service Levels included in this Attachment at the Effective Date reflect the Parties best efforts to define the applicable Service Levels for the Service (and applicable Performance Targets and Service Level Credits). After the Effective Date the Parties shall work in good faith with each other to finalize the list of Service Levels in this Attachment (and the associated Performance Targets and Service Level Credits) that will be applicable to Supplier’s performance of the Services after the applicable Commencement Date. Despite the foregoing, the Parties agree that this Attachment shall not be amended without the mutual written agreement of both Parties.

2.	CRITICAL SERVICE LEVELS.

2.1	Order Capture

Customer Service SL01:CS – Timeliness of Manual Order Capture
Objective	On-time response on all manual order types
Definition
Manual orders entered in system within two hours from the time of receipt of the order, (during the working window) 99% of the time. This will be calculated for manual orders coming via phone, email and e-faxes.

Method
Data Capture	Base))), SAP
Measurement Interval	Daily
Method of Calculation	TAT – Order receipt to order entry
Performance Target	Performance Target is achieved when 99% of manual orders are entered system within 2 hours from the time of receipt of order (during the working window)
Metric Type	Critical Service Level

Customer Service SL02:CS – Manual Order Capture Accuracy
Objective	Order entry accuracy
Definition	Ensure orders are inputted correctly with–

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Customer Service SL02:CS – Manual Order Capture Accuracy
99% order accuracy. Definition of Accuracy: A manual order is considered “accurate” if it is complete and error-free
Method
Data Capture	Base))) extracts
Measurement Interval	Weekly
Method of Calculation
Captured through the measurement interval:
(Total manual orders without errors / Total manual orders)*100

Percent of orders without entry defects.

1. 50% of manual orders will be checked throughout the stabilization phase.
2. Post stabilization, if the following criteria is met, then the % of manual checks will be reduced by 10% every month until only 15% of manual orders are checked:
i.    All performance targets set forth in this document are met
ii.    Mutual agreement between LS&Co. and Supplier to reduce % of manual orders checked
3. Over the duration of the contract, 15% of all manual orders will be checked unless non-compliance charges increased by more than 10% of historical charges. In this scenario, the number of manual checks will be temporarily increased to 25% until these non-compliance charges are reduced to below 10% of historical charges.

Performance Target
Performance Target	Performance Target is achieved when 99% of orders are correctly entered
Metric Type	Critical Service Level

Customer Service SL02:CS – Timeliness of EDI Order Capture
Objective	Timeliness of EDI Order Capture
Definition	Validate that EDI orders are transmitted as per customer schedule Definition of Customer Schedule: Customer Schedule by region will be provided during TA / KA
Method
Data Capture	Base))) extracts, customer schedule
Measurement Interval	Weekly
Method of Calculation	Captured through the measurement interval: (Total EDI orders transmitted as per schedule / Total EDI orders)*100 Percent of orders without any transmission delays. 100% of EDI

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Customer Service SL02:CS – Timeliness of EDI Order Capture
orders will be checked.
Performance Target
Performance Target	Performance Target is achieved when 99.5% of EDI orders are correctly transmitted
Metric Type	Critical Service Level

Customer Service KPI04: CS – Order to Delivery Cycle Time
Objective	Measure the order to delivery note cycle time on all orders.
Definition	Average order to delivery note cycle time on all orders.
Method
Data Capture	SAP – RDD, actual delivery time Base))) – Action history
Measurement Interval	Monthly
Method of Calculation
Calculate difference between EDI and Manual orders:

1) EDI: Tracked based on SAP order date (time stamped) at the time of receipt

2) Manual: Capture date and time stamp on emails from Base))) and SAP (delivery note)

Performance Target
Performance Target	Process measure
Metric Type	KPI (promotable)

2.2	Order Requiring Resolutions

Customer Service SL03:CS - Timeliness of EDI and Manual Order Issue Resolution
Objective	Timeliness of order issues resolution (EDI and Manual)
Definition
Blocks/errors resolved or escalated to retained organization within 2 hours from identification of the errors (based on time stamp) 99.5% of the time.

Definition of Escalation and Identification:
“Escalation” should be on an exception basis. List of potential escalations will be provided as guidance during KA.

“Identification” timing is based on the time stamp when the issue is raised. Errors may include issues identified on excel, fax, email orders which can’t be entered into SAP to issues encompassing the order once it is within the SAP (Manual / EDI)

Method
Data Capture	SAP, Base)))
Measurement Interval	Daily
Method of Calculation	Captured through the measurement interval:

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Customer Service SL03:CS - Timeliness of EDI and Manual Order Issue Resolution
(Total orders with blocks or errors resolved or escalated within 2 hours from identification of the errors / Total orders with blocks or errors)*100
Performance Target
Performance Target	Performance Target is achieved when all blocks/errors are resolved or escalated to retained organization within 2 hours from identification of the errors (during the working window) 99.5% of the time
Metric Type	Critical Service Level

Customer Service SL04:CS – Timeliness of Block / Removal Resolutions Post Approval
Objective	Timeliness of TAT – block removal/issue resolution post approval from retained organization
Definition
Block removal/issue resolution within 2 hours post approval from the retained organization (based on time stamp) 99.5% of the time.

Definition of Escalation and Identification:
“Escalation” should be on an exception basis. List of potential escalations will be provided as guidance during KA.

“Identification” timing is based on the time stamp when the issue is raised. Errors may include issues identified on excel, fax, email orders which can’t be entered into SAP to issues encompassing the order once it is within the SAP (Manual / EDI)

Method
Data Capture	SAP, Base)))
Measurement Interval	Daily, weekly, monthly
Method of Calculation
Captured through the measurement interval:
(Total orders with blocks or issue resolution approval from retained organization resolved within 2 hours from notification / Total orders with blocks or issue resolution approval from retained organization)*100

Performance Target
Performance Target	Performance Target is achieved when orders with blocks or issue resolution approval from retained organization are resolved within 2 hours from notification 99.5% of the time
Metric Type	Critical Service Level

Customer Service SL05a:CS – Query Resolution Timeliness (Calls)
Objective	Timeliness of query resolution for calls Received

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Customer Service SL05a:CS – Query Resolution Timeliness (Calls)
Definition
 % call queries responded within the agreed timeframe

Definition of Responded and Timeframe:
A query is considered “responded” if it is resolved, pended or routed as per the appropriate handoffs. Calls cannot be put on hold – calls that are put on hold are not considered a “response” and will be calculated against the Performance Target.

Timeframe call response is 20 seconds or less.

Method
Data Capture	ACD Switch report, Base))) Workflow, and Underlying LS&Co. Technology Framework Suite
Measurement Interval	Daily (reported weekly)
Method of Calculation	(Queries responded within agreed timeframe / Total queries handled)*100
Performance Target
Performance Target	Performance Target is achieved when 98% of queries are responded within the timeframe
Metric Type	Critical Service Level

Customer Service SL05b:CS – Query Resolution Timeliness (Emails)
Objective	Timeliness of query resolution for emails Received
Definition
Monitor the inbound queries received in mailboxes being responded within threshold.

Definition of Responded and Threshold:
A query is considered “responded” if it is resolved, pended or routed as per the appropriate handoffs.

To be within “threshold,” urgent emails have to be responded within to within 30 minutes. Non-urgent emails can be responded within 2 hours. All urgent emails received post 5 PM local country time zone have to be responded 30 minutes post start of business hours the next day while non-urgent emails have to be responded within 2 hours post start of business hours the next day.

Method
Data Capture	ACD Switch report, Base))) Workflow
Measurement Interval	Daily
Method of Calculation	(Total emails answered within threshold / Total inbound emails received)*100
Performance Target

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Customer Service SL05b:CS – Query Resolution Timeliness (Emails)
Performance Target
Performance Target is achieved when 99% of urgent emails are answered within threshold of 30 minutes. For the remaining 1% emails, Performance Target is achieved when they are answered within threshold of 45 minutes.

Performance Target is achieved when 95% of non-urgent emails are answered within threshold of 2 hours

Metric Type	Critical Service Level

2.3	Order Dispute Resolutions

Customer Service SL07:CS – UDM Dispute Identification
Objective	UDM Dispute Identification
Definition	Supplier to check UDM disputes in SAP on a daily basis.
Method
Data Capture	SAP, Base))), UDM
Measurement Interval	Daily
Method of Calculation	TAT – Dispute/Chargeback received to resolution/escalation
Performance Target
Performance Target	Process Measure
Metric Type	KPI

Customer Service SL07:CS – UDM Dispute Resolution / Escalation
Objective	UDM Dispute Resolution or Escalation
Definition	Escalate UDM disputes to retained organization with all the supporting documents to support or reject the disputes within 48 hours of receipt 99.5% of the time.
Method
Data Capture	SAP, Base))), UDM
Measurement Interval	Daily
Method of Calculation	(UDM dispute from receipt to resolution or escalation completed within 48 hours / Total UDM disputes)*100
Performance Target
Performance Target	Performance Target is achieved when UDM disputes are resolved or escalated to retained organization within 48 hours (during the working window) 99.5% of the time
Metric Type	Critical Service Level

2.4	Chargebacks

Customer Service SLA08: CS – Chargeback As a Percentage of Sales
Objective	Not to exceed chargeback currently performed in country.

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Customer Service SLA08: CS – Chargeback As a Percentage of Sales
Definition	Chargebacks percentage attributed to OM errors, incompletion or other order mistakes. Chargeback measurement will be pegged to a percentage of sales as per historical performance in that region.
Method
Data Capture	SAP Disputes – Values, Reasons Code, SAP Report, internal report from F&A, chargeback value and % reduction of chargeback from quarter to quarter.
Measurement Interval	Monthly, Quarterly
Method of Calculation	Captured through the measurement interval: (Chargeback amount / Total sales value)*100
Performance Target
Performance Target
Performance Target is achieved when chargeback is at or less than TBD% captured on a quarterly basis

[The percentage is to be determined during TA / KA where data is available. It will vary based on geographic locations – US, UK, etc. Where data is not available, a baseline period is to be set up to determine the % of chargeback over sales]

Metric Type	Critical Service Level

Customer Service SLA06: CS – Chargeback Reduction
Objective
Continue to reduce the % of chargebacks in country to be in line with LSUS’ % of chargeback achieved in 2014. The objective is to minimize the overall % of chargebacks.

[Specific % reduction measured on a quarterly basis to be confirmed during TA / KA. Any changes to the percentages has to be mutually agreed upon]

Definition	% of chargeback threshold as per LSUS % of chargeback achieved in 2014
Method
Data Capture	SAP Disputes – Values, Reasons Code
Measurement Interval	Monthly
Method of Calculation	SAP Report, internal report from F&A, chargeback value and % reduction of chargeback from quarter to quarter
Performance Target
Performance Target	Process Measure
Metric Type	Critical Service Level

2.5	Returns and Cancellations Caused by Errors

Customer Service SLA09: CS – Returns Caused by OM Error

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Customer Service SLA09: CS – Returns Caused by OM Error
Objective	No return attributable to OM or customer service errors, delays or incompletion.
Definition	Monitor and report returns made because of customer service input errors. Definition of Errors: An order is considered erroneous if it contains mistakes, is delayed or is incomplete.
Method
Data Capture	SAP - # of orders / units returns, return reasons, value of return Base))) – Action history
Measurement Interval	Monthly
Method of Calculation	(Total number of returns / Total number of orders) * 100
Performance Target
Performance Target	Performance Target is achieved when there is less than 0.5% return resulting from OM errors, delays or incompletion
Metric Type	Critical Service Level

Customer Service KPI07: CS – Order Cancellation Caused by OM Error
Objective	No cancellation attributable to OM handling errors, delays, or incompletion.
Definition
Cancellations attributed to OM errors, delays or incompletion. No cancellation without knowing the reason category, increase accountability and agent should own the order for complete order lifecycle.

Definition of Errors:
An order is considered erroneous if it contains mistakes, is delayed or is incomplete.

Method
Data Capture	SAP - # of orders cancelled, cancellation reasons, value of orders Base))) – Action history
Measurement Interval	Monthly
Method of Calculation	(Total number of cancellations / Total number of orders) * 100
Performance Target
Performance Target	Performance Target is achieved when there is less than 0.5% cancellation resulting from OM errors, delays or incompletion
Metric Type	SLA

2.6	Customer Satisfaction

Customer Service SL05: CS – Customer Satisfaction Survey

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Customer Service SL05: CS – Customer Satisfaction Survey
Objective	Customer experience CSAT
Definition	To measure the satisfaction of LS&Co. customer accounts and sales team and record their experience and feedback on timeliness and quality of the service.
Method
Data Capture	Through internal/external survey mechanism
Measurement Interval	Monthly (after one year, move to quarterly)
Method of Calculation
Number of satisfied customers / number of customers responding to survey created by Supplier and aligned with LS&Co.

A scoring system to evaluate the survey will be put in place. Performance Target has to be calculated based on survey responses that would cover a number of metric mutually agreed on with LS&Co.

Performance Target
Performance Target	Performance Target: TBD [Survey template and scoring mechanism to be finalized during TA / KA.]
Metric Type	Critical Service Level

2.7	Reporting

Customer Service SL01:CS – Report Control Timeliness
Objective	Timely creation and delivery of internal report control requests
Definition
Timely submission, refreshment and distribution of reports in line with agreed cadence.

Definition of Timely:
A report submission is considered “timely” if it is submitted within the timeline stipulated by the retained organization. A schedule of reporting cadence will be provided during TA / KA.

Method
Data Capture	Base))) data extract (time stamps)
Measurement Interval	Monthly
Method of Calculation	# of reports delivered on time / total # of reports generated
Performance Target
Performance Target	Performance Target is achieved when 95% of all reports are delivered on time
Metric Type	Critical Service Level

Customer Service SL01:CS – Ad Hoc Report Control Timeliness
Objective	Timely creation and delivery of ad hoc report requests

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Customer Service SL01:CS – Ad Hoc Report Control Timeliness
Definition
Timely submission, refreshment and distribution of reports in line with the request of the ad hoc report.

Definition of Timely:
A report submission is considered “timely” if it is submitted within the timeline stipulated by the retained organization during the request.

Method
Data Capture	Base))) data extract (time stamps)
Measurement Interval	Monthly
Method of Calculation	# of ad hoc reports delivered on time / total # of ad hoc reports generated
Performance Target
Performance Target	Performance Target is achieved when 95% of all ad hoc reports are delivered on time
Metric Type	Critical Service Level

Customer Service SL02:CS – Report Control Accuracy
Objective	Report control accuracy
Definition	All reports generated for submission, refreshes and distribution are accurate Definition of Accurate: A report is considered “accurate” if it is complete and error-free.
Method
Data Capture	Base)))
Measurement Interval	Monthly
Method of Calculation	# of accurate reports delivered / total # of reports generated
Performance Target
Performance Target	Performance Target is achieved when 99% of all reports are accurate
Metric Type	Critical Service Level

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MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 3
SERVICE LEVEL MANAGEMENT
ATTACHMENT 3.5
SERVICE LEVEL DEFINITIONS – CONSUMER RELATIONS SERVICES

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1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	Finalization of Service Level Definitions		1

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1.	INTRODUCTION.

1.1
Purpose. This Attachment describes each Service Level applicable to the Consumer Relations Services. For each Service Level this Attachment details the applicable Performance Target, the method for measuring the Service Level and the formula for calculating achievement of the Performance Target. For each Critical Service Level, the Weighting Factor applicable at the Effective Date shall be as set forth in this Attachment.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	FINALIZATION OF SERVICE LEVEL DEFINITIONS.
The Parties acknowledge and agree that this Attachment 3.5 has not been completed as of the Effective Date. Accordingly, the Parties agree that they shall continue to negotiate and finalize this Attachment 3.5 in good faith, with the goal of promptly completing this Attachment 3.5 (but in no event later than the end of Knowledge Acquisition) and incorporating the completed Attachment 3.5 into the Agreement. The completed Attachment 3.5 shall be incorporated into the Agreement by means of an addenda executed by both Parties, with such completed Attachment 3.5 being effective as of the Effective Date (and without the requirement for additional consideration with respect to the finalization of Attachment 3.5 and execution of the addenda).

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 4
PRICING

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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LS&Co. – Exhibit 4 – Pricing	Page i

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1.	INTRODUCTION.

1.1	General. This Exhibit sets forth the methodology for calculating all Charges for Services provided under the Agreement.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Certain Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated. The terms set forth below have the meanings set forth below:

(a)	“Actual RUs” has the meaning given in Section 4.2.

(b)	“Additional Resource Charge” or “ARC” means a resource charge for LS&Co.’s use or consumption of a Resource above the applicable Resource Baseline, as such charge is set forth in this Exhibit 4.

(c)	“Annual Productivity Gains” has the meaning given in Section 5.3.

(d)	“ARC Rate” means the amount payable for each ARC.

(e)	“Base Workforce” has the meaning given in Section 5.1.

(f)	“Billing Region” has the meaning given in Section 2.6(a).

(g)	“Chargeable Project Support” means the performance of Project-related activities that have been approved by LS&Co. in accordance with the Agreement.

(h)	“Consumption Pricing” has the meaning given in Section 4.1.

(i)
“Deadband” means for a Resource a band of plus or minus 10% from the     Resource Baseline for that Resource. For the purposes of the foregoing: (i) the upper end of the Deadband shall be calculated as the largest whole number included within the Deadband percentage, and (ii) the lower end of the Deadband shall be calculated as the smallest whole number included within the Deadband percentage.

(j)	“Fixed Fee” has the meaning given in Section 8.2.

(k)
“FTE” means the equivalent of an individual who spends a specified number of Productive Hours providing the Services per year. 1 FTE correlates to such number of Productive Hours but may be comprised of (i.e., the Productive Hours may be provided by) more than 1 individual and the applicable number of FTEs shall be specified in decimal numbers if the corresponding yearly Productive

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Hours are not multiples of the number of Productive Hours specified. For each Region, the number of Productive Hours for a Service Category shall be the Productive Hours specified for that Region in the applicable Pricing Table.

(l)	“FTE Increment” has the meaning given in Section 5.5.

(m)	“LS&Co. Tools” has the meaning given in Section 2.8.

(n)	“Milestone Amount” has the meaning given in Section 8.3.

(o)	“Monthly Workforce Charge” has the meaning given in Section 5.1.

(p)
“Overhead Functions” means non-chargeable functions that are provided by Supplier as part of Supplier’s overall project management and contract management, except to the extent that such functions are stated in the Agreement as being separately chargeable for Projects. The costs of such functions are included within the Base Charges (as well as the ARC Rates and RRC Rates) and the Rates. The cost of such functions shall not be charged separately and shall not constitute a Project.

(q)
“Payment Based Milestone” means a milestone agreed to by the Parties in a Work Order that shall, upon completion and acceptance in accordance with Exhibit 5, result in Supplier’s entitlement to invoice the Charges agreed to by the Parties and associated with the milestone.

(r)	“Personnel Projection Matrix” means the personnel projection matrix set forth in the applicable Pricing Table which defines the number of Supplier Staff performing specific Services in each month.

(s)
“Pricing Table” means for a Service Category the portion of this Exhibit 4 that defines the Charges for the Services provided by Supplier for that Service Category, the Rates applicable to any New Services and Projects for that Service Category, and such other information as is necessary to determine the changes to the Charges as a result of increases or decreases in the amount of the Services provided hereunder according to LS&Co.’s demand for the Services.

(t)
“Productive Hours” means the number of hours worked by Supplier Staff performing the applicable Services, excluding non-productive time (such non-productive time includes travel, vacation, holiday, training, education, marketing, administrative staff meetings, medical leave, military leave and Overhead Functions).

(u)	“Project Spend” has the meaning given in Section 8.7.

(v)	“Rates” has the meaning given in Section 8.1.

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(w)	“Reduced Resource Credit” or “RRC” means a credit for LS&Co.’s use or consumption of a Service below a Resource Baseline, as such credit is set forth in this Exhibit 4.

(x)
“Resource” means the unit of measure identified by Service Category that are used to measure the volume of Services consumed by LS&Co. The volume of Services being consumed by LS&Co. for each Resource shall be measured by counting the number of Resource Units in accordance with the requirements in the Agreement and in the applicable Pricing Table.

(y)
“Resource Baseline” means, for each Resource, the monthly volume of Resource Units defined in the applicable Pricing Table. Resource Baselines reflect the quantity of Resource Units that are included in the Base Charges for a specified Resource.

(z)	“Resource Unit” or “RU” means the unit of measurement for a Resource, as such unit of measurement is defined in the applicable Pricing Table.

(aa)	“RRC Rate” means the amount credited to LS&Co. for each RRC.

(bb)	“Supplier Tools” has the meaning given in Section 2.7.

(cc)	“Spike Notice” has the meaning given in Section 5.5(c).

(dd)	“Substantial Change” has the meaning given in Section 4.7.

(ee)	“Substantial Workforce Change” has the meaning given in Section 5.6.

(ff)
“Unit Rate” means, with respect to a Service charged on an FTE basis, the rate set forth in the applicable Pricing Table for a single FTE. Where multiple bands are set forth in the applicable Pricing Table for an FTE, the Unit Rate in a month shall be the amount for a single FTE set forth in the applicable Pricing Table for the band in which the count of FTEs falls in that month.

(gg)	“Volume Band” means the volume bands above or below a Resource Baseline; as specified for each Resource in the applicable Pricing Table.

2.	CHARGES GENERALLY.

2.1	Summary of Charges. The Charges for the Services for each month shall include:

(a)	Any Transition Charges due during the applicable month;

(b)
The monthly Base Workforce Charge for each Service Category, subject to the adjustment of that Base Workforce Charge for changes in applicable FTE Increments, all as determined in accordance with Section 5;

(c)	Pass-Through Expenses;

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(d)	Charges as otherwise set forth in Pricing Tables and/or the Agreement; and

(e)	Charges for Chargeable Project Support.

2.2
Assumed Efficiencies. Supplier has made certain assumptions regarding reductions in costs and other efficiencies that Supplier shall achieve and such efficiencies and assumptions are reflected in the Charges. Supplier agrees that it assumes the risk of the validity of these assumptions such that Supplier delivers the volume and types of Services described in the Agreement for the Charges associated with those Services. In addition, LS&Co. shall not be charged any additional amounts due to Supplier’s failure to accomplish or complete these efficiencies. If, at any time during the Term, there is insufficient Supplier Staff to properly perform the Services in accordance with the Agreement as a result of Supplier’s failure to achieve the productivity improvements and other efficiencies, Supplier shall (a) provide any additional support (e.g., additional Supplier Staff) necessary to perform such Services in accordance with the Agreement at no additional cost to LS&Co.; and (b) cross-train Supplier Staff with respect to the Services so that Supplier can shift Supplier Staff to properly perform the Services.

2.3
Personnel Projection Matrix; Management of Resources. The Personnel Projection Matrix sets forth the anticipated number of Supplier Staff who will be allocated to the provision of the Services within a particular Service Category. Nothing on the Personnel Projection Matrix shall relieve Supplier of the obligation to provide the Services in accordance with the Agreement and Supplier is solely responsible for managing its resources so as to provide the Services in compliance with the Agreement irrespective of the number of Supplier Staff and other resources required to provide the Services. Supplier shall utilize and manage the billable resources used to perform Services efficiently.

2.4
No Other Charges. The Charges calculated in accordance with this Agreement are the only amounts payable by LS&Co. to Supplier in relation to the subject matter of this Agreement and no other charges, or expenses, costs or other amounts incurred by Supplier in performing the Services and its other obligations pursuant to this Agreement shall be additionally chargeable to LS&Co. Any Services that do not have a specific identified charge or a methodology for calculating a specific Charge shall not be separately chargeable by Supplier. Supplier confirms that there is no cross-subsidization between Service Categories.

2.5
Proration. If any period in which any payment is made is less than the full period in respect of which the payment is due, then the payment shall be prorated on a daily basis based on the number of days in the actual period.

2.6	Billing Regions; Currency.

(a)
For each region (whether a single country or grouping of multiple countries) specified in the table below (each a “Billing Region”), Supplier shall provide invoices in accordance with this Exhibit 4 and the Agreement in the country

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specified below for that Billing Region to the LS&Co. address specified for that invoice.

Billing Region	Invoiced Entity	Fee Allocation	Currency
[****]*	[****]*	[****]*	U.S. Dollars
[****]*	[****]*	[****]*	U.S. Dollars
[****]*	[****]*	[****]*	U.S. Dollars

(b)
The Fees to be invoiced in each Billing Region for each Service Category shall be in the proportion specified by LS&Co. in its sole discretion from time to time (which proportion represents the Services delivered with respect to each Billing Region). The proportion as at the Effective Date is set forth in the table in Section 2.6(a) under the column titled “Fee Allocation.” Where agreed to by the Parties, Supplier may issue invoices in a Billing Region using the agreed to Supplier Affiliate in the specified Billing Region.

(c)
Unless otherwise stated in the table above, all references to payments or credits in this Agreement refer to payments or credits in U.S. dollars. The risk of foreign exchange fluctuations has been included in the Charges. Supplier shall not vary or adjust any of the Charges as a result of any fluctuation in any foreign exchange rate.

2.7
Supplier Tools. The one-time and ongoing cost and expenses for: (a) the tools of Supplier set forth in each Statement of Work; (b) tools used by Supplier to provide the Services and any other tools that are required by Supplier in order to deliver the Services to LS&Co. (except to the extent that such a tool is specified as the responsibility of LS&Co. in the applicable Statement of Work); and (c) such other tools as the Parties agree shall be provided by Supplier as part of a New Service, Change or Project, are included within the Charges (collectively “Supplier Tools”). LS&Co. shall not be responsible for additional costs and expenses related to any Supplier Tools (including the implementation, operation, or update of Supplier Tools (including any new release, update or enhancement to that Supplier Tool or the replacement of that Supplier Tool with an alternative software platform)). For clarity, the Charge includes the cost of all resources required by Supplier to perform the responsibilities of Supplier with respect to Supplier Tools (and as such responsibilities are more specifically defined in each Statement of Work).

2.8	LS&Co. Tools. The tools licensed, leased or owned by LS&Co. from a third party and used in connection with the provision of the Services are set forth in the applicable

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Statement of Work (“LS&Co. Tools”). LS&Co. shall make available to Supplier the number and type of licenses for each LS&Co. Tool specified in the applicable Statement of Work (and as used by LS&Co. for the performance of the applicable Services) at or prior to the Commencement Date. If, during the Transition Period, Supplier determines that there are tools that are licensed, leased or owned by LS&Co. and used by LS&Co. for the performance of the Services at the Effective Date that are not listed in the applicable Statement of Work, then Supplier shall promptly notify LS&Co. of such tools and, upon agreement of the Parties, such tools shall be added to the Statement of Work and upon such addition shall be deemed to form part of the LS&Co. Tools. If Supplier requires additional licenses of, or a different type of license for, the LS&Co. Tools beyond those held by LS&Co. at the Effective Date and used by LS&Co. for the performance of the Services at the Effective Date then the cost and expense of such additional or different licenses shall be to Supplier’s account. If, as a result of LS&Co.’s increase in the demand for Services, Supplier determines that it requires additional licenses for the LS&Co. Tools beyond those held by LS&Co. and used by LS&Co. for the performance of the Services then Supplier shall promptly notify LS&Co. of the requirement for such additional licenses and the cost and expense of additional licenses determined to be required by the Parties for the performance of the Services shall be to LS&Co.’s account.

2.9
Bundle 2 Pricing. The Charges and Transition Charges specify the price associated with the performance of each of the Bundle 2 elements. Supplier shall not be entitled to any Transition Charges or ongoing Charges associated with a Bundle 2 element until such time as LS&Co. notifies Supplier of LS&Co.’s decision to transfer the responsibility for the provision of the Bundle 2 element to Supplier (in which case such Charges shall only be payable in accordance with this Exhibit 4).

2.10
Volume Discount. With the exception of spend on Projects completed pursuant to Section 8 and the New Services (both of which shall be subject to, and included within the calculation of, the volume discount pursuant to Section 8.7) and Pass-Through Expenses, all amounts chargeable under the Agreement shall be reduced by [****]*. The foregoing reflects the discount committed by Supplier with respect to the award of the business pursuant to the Agreement, including any future business or increases in the scope of the business.

3.	TRANSITION CHARGES.

3.1
Transition Charges. The Transition Charges are set forth in Exhibit 8. Each of the fixed Transition Charges are allocated in Exhibit 8 to the achievement by Supplier of a specific Transition Milestone. Supplier shall invoice LS&Co. for each such Transition Charge in the month immediately following the month in which LS&Co. accepts Supplier’s completion of a Transition Milestone. If Supplier fails to achieve the Transition Milestone, then Supplier shall not invoice LS&Co. for such Transition Charge until such Transition Milestone is accepted by LS&Co. There are no separate or additional Charges or other expenses for the Transition Services and the Transition Charges include all Pass-Through Expenses incurred by Supplier (or Supplier Staff) in

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connection with the performance of such Transition Services, including Pass-Through Expenses associated with travel and lodging.

3.2
Payment of Charges Following Transition. LS&Co. shall not have any obligation to pay any Charges with respect to any Services (or a part of those Services) that are to be provided following Transition until all of the Transition Milestones applicable to such Services (or the applicable part of those Services) have been accepted by LS&Co.

3.3
Transition Investment. [****]*, Supplier will invest, to its own account, in the performance of the Transition Services. At the Effective Date, the projected total investment towards such Transition Services is [****]*. Supplier shall not be entitled to charge LS&Co. with respect to any such investment amounts, provided, however, that such investment amounts are included within the Termination Charges payable pursuant to Section 24.1 of the Agreement (that is, where LS&Co. terminates the Agreement (a) for convenience pursuant to Section 23.1 of the Agreement or (b) as a result of a change in control of LS&Co. pursuant to Section 23.2 of the Agreement).

4.	UTILITY/CONSUMPTION PRICING.

4.1
Application. The methodology set forth in this Section 4 applies to those Services which are to be charged on a consumption or utility basis (“Consumption Pricing”). As of the Effective Date, Consumption Pricing does not apply to any of the Services to be performed by Supplier after the completion of the initial Transition Period. To the extent that the Parties agree to convert at a future date any of the charges under this Agreement to Consumption Pricing pursuant to Section 5.8 (or the Parties agree that New Services shall be charged using Consumption Pricing), the terms and conditions in this Section 4 shall apply to such Charges.

4.2
Resource Volumes; Actual RUs. Supplier shall measure, track and report on the number of Resource Units utilized and authorized by LS&Co. for each Resource (“Actual RUs”) in accordance with the Resource Unit definition. Supplier shall not include in the Actual RUs Resource Units that were (a) consumed by Supplier or Supplier Agents in performing Supplier’s obligations under the Agreement; (b) utilized by Supplier in providing the Services that were meant to have been consolidated, reduced or eliminated in accordance with Supplier’s obligations in the Agreement; (c) expended in performing Overhead Functions; or (d) excluded in the Agreement from the count of Actual RUs. Supplier shall provide LS&Co. with details about Actual RUs, historical and forecast, on a monthly basis and provide explanations for variances beyond historical and forecast trends. If the Actual RUs for a Resource decrease to a volume of zero, there will be no ongoing Charges for that Resource.

4.3
Base Charge. The monthly Base Charge applicable to each Resource is set forth in the applicable Pricing Table. The Base Charge for a Resource reflects the Charges applicable to the quantity of Resource Units included in the Resource Baseline for that Resource. The Base Charge shall be computed on a monthly basis and prorated for any partial month in accordance with Section 2.5.

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4.4
Volume Bands; ARC Rates; RRC Rates. The ARC Rates and RRC Rates that will be used to calculate the ARCs and RRCs for each month depend on the Volume Band within which Actual RUs for each Resource fall for the applicable month. Where the applicable Pricing Table reflects a Volume Band as a percentage, (a) the upper end of the Volume Band shall be calculated as the largest whole number included within the Volume Band percentage, and (b) the lower end of the Volume Band shall be calculated as the smallest whole number included within the Volume Band percentage. The ARC Rate and RRC Rate for each Volume Band apply to Resource Units that fall within those Volume Bands. ARCs and RRCs shall be calculated using the ARC Rate or RRC Rate applicable to that Resource in the month the ARC or RRC was incurred. The ARC Rates and RRC Rates are set forth, by Volume Band, in the applicable Pricing Table. For all Resources, the ARC Rate and RRC Rate shall be the same within the same Volume Band. Supplier shall calculate and record Actual RUs, ARCs and RRCs each month. On the 10th business day of each month, Supplier shall provide LS&Co. with a report detailing the Actual RUs, ARCs and RRCs in the prior month.

4.5
Calculation of ARCs for Resource Baselines. If Actual RUs in a calendar month for a Resource are greater than the applicable Resource Baseline for such Resource, then LS&Co. shall pay Supplier an Additional Resource Charge equal to:

(a)
for each complete Volume Band (if any) between the Actual RUs and the Resource Baseline for such Resource, the product of the ARC Rate for the applicable Volume Band multiplied by the number of Resource Units in that Volume Band; and

(b)
for the Volume Band within which the Actual RUs fall, the product of the ARC Rate for the applicable Volume Band multiplied by the difference between the Actual RUs for the Resource for that month and the bottom of the Volume Band.

4.6
Calculation of RRCs for Resource Baselines. If Actual RUs in a calendar month for a Resource are less than the applicable Resource Baseline for such Resource, then Supplier shall credit LS&Co. with a Reduced Resource Credit equal to:

(a)
for each complete Volume Band (if any) between the Actual RUs and the Resource Baseline for such Resource, the product of the RRC Rate for the applicable Volume Band multiplied by the number of Resource Units in that Volume Band; and

(b)
for the Volume Band within which the Actual RUs fall, the product of the RRC Rate for the applicable Volume Band multiplied by the difference between the Actual RUs for the Resource for that month and the top of the Volume Band.

4.7
Substantial Volume Change. In the event that the consumption of a Resource decreases or increases more than 50% in the aggregate from the Resource Baseline and such changes persist for a 90-day period, or either party expects such changes to persist for a 90-day period (each such instance, a “Substantial Change”), then either Party may elect to negotiate an equitable adjustment to the Base Charges for that Resource to reflect such

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change. Such adjustments shall be based on Supplier’s costs (and related profit) that either: (a) can be eliminated if the Substantial Change results in a decrease in LS&Co.’s consumption of services; or (b) are unavoidably incurred by Supplier in the event a Substantial Change results in an increase in LS&Co.’s consumption of the services notwithstanding Supplier’s reasonable efforts to avoid and mitigate such costs.

5.	FTE-BASED CHARGES.

5.1
Workforce Charges. For each Service Category for which the Charges are calculated on the basis of the Supplier Staff assigned to perform the Services, the Charges for that Service shall be calculated based on the number of authorized FTEs as that number is specified in the Personal Projection Matrix, subject to any additions and subtractions approved in accordance with Sections 5.5 and 5.6 (each, a “Base Workforce”). After the expiration of the first Contract Year, and upon 30 days’ notice to LS&Co., Supplier can reassign FTEs who are assigned to perform any of the information technology Services (irrespective of the specific information technology Service Category) from an LS&Co. Service Location to a Supplier Service Location; provided that (i) Supplier shall within each [****]* month period only be permitted to reassign up to [****]* FTEs (unless a greater number is agreed to by the Parties).  That is, Supplier may reassign up to [****]* FTEs within the [****]* of a Contract Year but no more than [****]*.  For [****]* of the Contract Year, Supplier may reassign up to another [****]*; (ii) to the extent that Supplier does not reassign all [****]* FTEs within any such [****]* month period, Supplier shall not be entitled to rollover such reassignments from that [****]* month period to a subsequent [****]* month period; and (iii) with respect to any such reassignment a minimum floor of greater than [****]* FTEs shall apply at each LS&Co. Service Location unless otherwise agreed to by the Parties. After the expiration of the first Contract Year, Supplier may release FTEs who are assigned to perform any of the information technology Services (irrespective of the specific information technology Service Category) from a Supplier Service Location. Accordingly, starting from the applicable Commencement Date and for each month of the Term thereafter, Supplier shall be entitled to invoice LS&Co. for the performance of the Services for each Service Category the monthly Charge calculated for that Service Category by adding together the sum of all of the amounts calculated in accordance with the following formula (the “Monthly Workforce Charge”):

The number of FTEs set forth on the Personnel Project Matrix (plus any additions and subtractions approved in accordance with this Sections 5.5 and 5.6) at a specific Service Location during the month for that Service Category X the applicable Rate.

5.2
Base Workforce. The Monthly Workforce Charge includes the cost of all resources required by Supplier to perform the applicable Services. If, at any time during the Term, there are insufficient FTEs within a Base Workforce to properly perform the applicable Services in accordance with the terms of the Agreement, Supplier shall be required to provide any additional support (e.g., additional FTEs) necessary to perform the applicable Services in accordance with the terms of the Agreement at no additional cost to LS&Co. Supplier is responsible for any additional amounts incurred or resources used as a result of inefficiencies of the FTEs. Without limiting the foregoing, Supplier shall handle the

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volume of transactions specified for each Resource as the Resource Baseline, and where no Resource Baseline is specified Supplier shall handle at least the same volumes of Services for each of the processes as LS&Co. historically handled internally in each country and/or Region.

5.3
Year over Year Productivity Gains. Supplier has committed to providing certain year over year productivity gains, as such productivity gains are set forth on the applicable Pricing Table (“Annual Productivity Gains”). The Annual Productivity Gains and corresponding reductions in the number of Supplier Staff required to perform the Services are included in annual Base Workforce numbers set forth in the applicable Pricing Tables.

5.4
Resources and Resource Baselines. For each such Resource, Supplier shall measure and track the volume of Actual RUs. By no later than the 10th business day of each month Supplier shall provide LS&Co. with a report detailing the consumption of Actual RUs in the prior month for each Resource. Supplier shall not include in the Actual RUs, transactions or resources that were (a) consumed or utilized by Supplier or Supplier Agents in performing Supplier’s obligations under the Agreement; (b) meant to have been consolidated, reduced or eliminated in accordance with Supplier’s obligations in the Agreement; (c) expended in performing Overhead Functions; (d) excluded in the Agreement from the count of Actual RUs; or (e) re-performed due to Supplier’s failure to perform the applicable Services in accordance with the Agreement.

5.5	Volume Fluctuations.

(a)
The Parties have agreed that certain components of the Services may be subject to adjustment as a result of increases or decreases in LS&Co. consumption of the Services. The components of the Services that are subject to such adjustment, the Resources (and definitions of the Resource Units) for each such component are as set forth in the applicable Pricing Table.

(b)
Supplier shall take all reasonable efforts to perform the Services despite such volume fluctuations, which efforts may include cross-training the Supplier Staff with respect to the various functions comprising the Services so that Supplier can shift Supplier Staff in response to shifts in Actual RUs. Supplier acknowledges and agrees that Actual RUs may fluctuate when compared against the applicable Resource Baseline, however, Supplier shall not be entitled to additional Charges or other compensation due to changes in Actual RUs except as set forth in Section 5.5(c) and Section 5.6.

(c)
If, with respect to a Resource (or other component of the Services), there is a material spike in the level of demand related to that Resource (or other component of the Services) when viewed in light of all of the relevant facts and circumstances, including the historical seasonal demand related to that Resource (or other component of the Services), the applicable Deadband, and such spike in demand could not have been reasonably anticipated by Supplier then Supplier may, to the extent that such spike materially impacts Supplier’s ability to deliver

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the applicable Services (or the component thereof) during the period of the spike in the level of demand, notify the LS&Co. Global Lead for the applicable Service Category (“Spike Notice”). The Spike Notice shall include all details necessary or desirable to enable the LS&Co. Global Lead for the applicable Service Category to understand the nature of the spike and its impact on the performance of the Services (including, number of FTEs performing the Services, level of productivity, historical and forecast volumes for the applicable Services, seasonal variations to demand, historical and current performance trends with respect to the applicable Services, and such other information reasonably required by LS&Co.). Promptly after the receipt by LS&Co. of a valid Spike Notice, the LS&Co. Global Lead for the applicable Service Category and the Supplier Global Lead for the applicable Service Category shall meet (in person or by telephone) to discuss potential solutions for mitigating the impact of such spike (which resolution may include throttling LS&Co.’s demand for such Service, providing limited and time bounded relief to Service Levels or authorizing limited additional Charges to accommodate overtime or temporary resources (if and to the extent that the facts and circumstances demonstrate that Supplier is unable to address the demand without Supplier incurring material additional costs or increasing in a material manner the Supplier Staff beyond, in each case, that which is ordinarily used or incurred by Supplier to provide the Services)). To the extent that the LS&Co. Global Lead for the applicable Service Category and the Supplier Global Lead for the applicable Service Category are able to agree on acceptable mitigating arrangements such mitigating arrangements shall be documented in writing signed by both of them. Any such mitigating arrangements agreed to by the Parties shall only be effective for the limited duration of the spike in question, as agreed to by the Parties, and shall not apply to future spikes (irrespective of the similarity or terms of mitigating arrangements agreed to by the LS&Co. Global Lead for the applicable Service Category and the Supplier Global Lead for the applicable Service Category). LS&Co. shall have no responsibility for the costs and expenses related to any activities of Supplier that are undertaken to mitigate a spike unless such mitigation has been approved by LS&Co. in accordance with the requirements in this Section 5.5(c).

(d)
Supplier shall maintain a register of all Spike Notices submitted to LS&Co., which register shall contain a copy of the Spike Notice, the minutes of any discussions between the applicable Global Lead and the agreed to disposition of each such Spike Notice (including a copy of the document signed by the applicable Global Leads). Such register shall be up-to-date and accessible by LS&Co., including the members of LS&Co.’s governance team and management team. Additionally, Supplier shall provide a report to the LS&Co. Governance Executive on a monthly basis (to be provided by no later than the 10th business day of the month) detailing any Spike Notices that have been submitted in the prior month and all relevant information on each of the Spike Notices.

5.6
Ongoing Changes in FTEs. The increments that represent the workload of one FTE under a Resource (each, an “FTE Increment”) and the actual Deadband for each Resource are set forth in the applicable Pricing Tables. If the Actual RUs for a Resource

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within a month falls within the Deadband then there shall be no adjustment to the Base Workforce or the Monthly Workforce Charge. If, for any Resource, the Actual RUs for that Resource exceeds or falls below the Deadband by an FTE Increment or more and such change persists for a 90-day period, or either Party expects such change to persists for a 90-day period (each such instance, a “Substantial Workforce Change”), then Supplier shall provide notice of such Substantial Workforce Change to LS&Co. If:

(a)
the Substantial Workforce Change results in an increase in the Actual RUs above the Deadband by more than the applicable FTE Increment, then LS&Co. may elect to add additional FTEs to the Base Workforce to accommodate the Substantial Workforce Change, in which case Supplier shall be entitled to: (i) increase the Base Workforce by the number of FTEs agreed to by the Parties, and if LS&Co. elects to accept such increase in the Base Workforce, Supplier shall implement such increase within 30 days (or such other period mutually agreed to by the Parties) of notice of LS&Co.’s election; and (ii) increase, on and from the date that each such FTE is added, the Base Workforce Charge by the monthly Rate associated with the FTE or FTEs added to the Base Workforce (based on skills and experience of such FTE). If LS&Co. elects not to increase the Base Workforce to accommodate the Substantial Workforce Change then Supplier may be entitled to relief from any applicable Service Level Failure pursuant to Section 8(g) of Exhibit 3; and

(b)
the Substantial Workforce Change results in a decrease in the Actual RUs below the Deadband by more than the applicable FTE Increment, then Supplier shall decrease the number of FTEs in the Base Workforce to reflect such decrease in demand for the applicable Services and decrease, on and from the date that such FTE is removed, the Base Workforce Charge by the monthly Rate associated with the FTE or FTEs removed from the Base Workforce (based on skills and experience of each such FTE).

5.7
Completion of FTE Increments, Resource Definitions and Resource Baselines. As part of Supplier’s responsibilities for Knowledge Acquisition, Supplier shall provide a detailed proposal setting out Supplier’s view of the Resources, Resource Baselines and FTE Increments that shall be used with respect to those Resources, Resource Baselines and FTE Increments that are specified in an applicable Pricing Table as “TBD.” As part of any such proposal, Supplier shall provide an analysis of the application of the items in its proposal and such other information or materials as is required by LS&Co. Any such proposal provided by Supplier shall not change the total Charges due to be paid by LS&Co. (that is, the underlying fundamental economics shall not change). Upon delivery of Supplier’s proposal the Parties will work in good faith to agree to a final position for each Resource, Resource Baseline and FTE Increment addressed in Supplier’s proposal; provided that the Resources, Resource Baselines and FTE Increments shall not be applied without the agreement of both Parties on final language pursuant to the Contract Change Process.

5.8	Conversion of Pricing to Consumption Pricing. At the request of LS&Co., Supplier shall prepare a proposal to convert from the pricing set forth in this Section 5 to

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Consumption Pricing. As part of any such proposal, Supplier shall provide an analysis of the advantages and risks associated with any potential conversion to such a pricing model. The pricing model proposed by Supplier shall: (a) reflect the productivity improvements set forth in the applicable Pricing Tables; (b) take into account the different Resource types that accomplish the same or a substantially similar goal but have different underlying costs (e.g., electronic invoices cost less than paper invoices) and Supplier shall propose the Base Charges and ARC Rates and RRC Rates for each Resource type accordingly; (c) include ARC Rates and RRC Rates that reflect unit rates on a banded basis where increasing volumes above a specified baseline will result in reducing unit rates and decreasing volumes will result in increasing unit rates in each subsequent band; (d) not change the total Charges due to be paid by LS&Co. at the time of the transition to charging on the basis of Base Charges subject to ARCs and RRCs (that is, the underlying fundamental economics shall not change); provided that, for clarity, the total Charges may change from month to month after that point in time to reflect changes in volume. No conversion to Consumption Pricing shall be effective without the agreement of both Parties.

6.	PASS-THROUGH EXPENSES.

6.1
General. All Pass-Through Expenses are identified on the applicable Pricing Table. Unless otherwise expressly specified on the applicable Pricing Table, Supplier shall not charge LS&Co. any markup or fee in connection with any Pass-Through Expense.

6.2
Services and Materials. With respect to services or materials paid for on a Pass-Through Expenses basis, LS&Co. reserves the right to: (a) obtain such services or materials directly from a third party; (b) designate the third party who will provide such services or materials; except that in the event that Supplier has reasonable objections (based on objective grounds) to such third party, the Parties shall work in good faith to resolve such objections; (c) designate the particular services or materials (e.g., equipment make and model) that Supplier will obtain, except that in the event that Supplier has reasonable objections (based on objective grounds) that such services or materials will materially impact Supplier’s performance of the Services, the Parties shall work in good faith to resolve such objections; (d) designate the terms for obtaining such services or materials (e.g., purchase or lease and one-off payment or payment over time); (e) reasonably require Supplier to identify and consider multiple sources for such services or materials, or to conduct a competitive procurement; and (f) review and approve the Pass-Through Expense for such services or materials before entering into a contract for such services or materials.

6.3
Requirements for Pass-Through Expenses. All Pass-Through Expenses that are reimbursable by LS&Co. to Supplier pursuant to this Section shall be (a) limited to those expenses that are reasonable, actual and documented (and all travel expenses shall be subject to LS&Co.’s travel policies); (b) itemized in the monthly invoice issued by Supplier immediately following the fiscal month in which such Pass-Through Expenses were incurred and paid by Supplier with sufficient detail to permit LS&Co. to determine whether such Pass-Through Expenses comply with LS&Co.’s requirements; and (c) accompanied, when requested by LS&Co., by copies of all applicable documentary

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evidence (such as copies of receipts). Supplier shall (i) review and validate any Pass-Through Expenses; (ii) identify any errors or omissions in any Pass-Through Expenses; and (iii) communicate with the applicable vendor to correct any errors or omissions, resolve any questions or issues and obtain any applicable credit for LS&Co. Pass-Through Expenses incurred in any currency other than U.S. dollars shall be converted to U.S. dollars at the foreign exchange rate published in the Wall Street Journal and in effect as of the date such expenses are incurred by Supplier. On a periodic basis Supplier shall review the amounts paid for Pass-Through Expenses and the third parties used to provide the applicable services and materials to ensure that such: (1) services and materials continue to be provided at a competitive price given the then current market prices for equivalent materials or services; and (2) third party (or third parties) is/are the most appropriate provider(s) of such materials or services in light of all of the facts and circumstances, including the amount of the Pass-Through Expenses.

6.4
Rebates. If Supplier receives a refund, credit, rebate, volume or other discount for goods, services or expenses previously paid for by LS&Co. as part of a Pass-Through Expense, to the extent which such refund, credit, rebate, volume or other discount has not already been accounted for in Supplier’s pricing, Supplier shall promptly notify LS&Co. of such refund, credit, rebate, volume or other discount and shall promptly pay the full amount of such refund, credit, rebate, volume or other discount, as the case maybe, to LS&Co.

7.	COST OF LIVING ADJUSTMENTS.
The risk of cost-of-living increases or variations in inflation rates have been included in the Charges. Accordingly, there shall be no periodic adjustments to the Charges during the Term and the Charges are not subject to adjustment to account for any inflation or cost-of-living increases.

8.	CHARGEABLE PROJECT SUPPORT.

8.1
Chargeable Project Support. Any time or resources that Supplier Staff expend on activities described in Exhibit 2 shall not be billed to LS&Co. as Chargeable Project Support. The applicable Pricing Table sets forth certain labor rates for Productive Hours (the “Rates”) for Supplier Staff providing Services on a time and materials basis as part of a Project, Change or New Service. Chargeable Project Support shall be performed on a fixed fee, time-and-materials or other basis, depending on the nature of the Project and the pricing structure agreed upon by the Parties in the Work Order. No Charges for Chargeable Project Support or expenses shall be payable by LS&Co. under a Work Order unless expressly agreed upon by LS&Co. pursuant to such Work Order. No work shall be commenced by Supplier on a Project prior to receipt of LS&Co.’s approval for such Project, by LS&Co. executing and delivering to Supplier the Work Order. LS&Co. shall approve in advance the nature and extent of the Project Services to be provided by Supplier and the level of effort to be expended by Supplier Staff in connection therewith, and may, in its reasonable discretion, increase or decrease such Services and/or effort on a monthly basis.

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8.2
Estimates. For each Project, Supplier shall, at its cost, provide LS&Co. with an estimate of the Charges for approval by LS&Co. prior to work commencing on that Project. Such estimate shall take into account: (a) LS&Co.’s requirements regarding the qualifications of the Supplier Staff to be used and the location of those Supplier Staff; (b) the applicable Rate for the required Supplier Staff; (c) Supplier’s view of the likely effort required to complete the Project; and (d) the onshore/offshore mix for the Project. Supplier shall not charge LS&Co. more than any estimate given for the Project, without first obtaining LS&Co.’s consent. Unless otherwise requested by LS&Co., Supplier shall provide a firm and fixed estimate of the Charges (“Fixed Fee”).

8.3
Payment-Based Milestones. The Parties shall specify the Payment-Based Milestones for the Project in the Work Order. The Payment-Based Milestones shall be associated with defined deliverables that align with completion of specified phases of the Project or interim deliverables for the Project that are measurable and acceptable to LS&Co. The Payment-Based Milestones shall be included as part of the Project upon the Parties agreement to the Work Order. If Supplier fails to achieve any Payment Based Milestone by the date specified for that Payment Based Milestone, LS&Co. shall not be required to pay any portion of the Charges associated with the Payment Based Milestone (“Milestone Amount”) unless and until the completion of that Payment Based Milestone is approved by LS&Co. The Parties agree that the Milestone Amount shall reflect the accrued but not yet invoiced Charges that Supplier has incurred in performing the Project in relation to the related Payment Based Milestone. After any given Payment Based Milestone has been achieved by Supplier, and completion of that Payment Based Milestone has been approved by LS&Co., Supplier may invoice LS&Co. for the Milestone Amount specifically related to such Payment Based Milestone. Supplier shall not invoice LS&Co. for any amounts other than the Milestone Amount.

8.4
Fixed Fee. If LS&Co. elects to accept a Fixed Fee for a Work Order then the agreed Fixed Fee shall apply upon execution of that Work Order and Supplier shall perform the Services in the applicable Work Order for the Fixed Fee, subject to any amendment to that Fixed Fee agreed to by the Parties in accordance with the Contract Change Process. A Fixed Fee shall not be adjusted based on the actual Productive Hours expended by Supplier Staff in the performance of the Project. Unless otherwise agreed to by the Parties in the Work Order, Supplier shall invoice the Fixed Charges upon achievement of each applicable Payment Based Milestone. For the avoidance of doubt, Supplier must complete the Services and provide the deliverables specified in the applicable Work Order (excluding any changes requested by LS&Co. and agreed to through the Change Control Procedures) without invoicing LS&Co. for more than the specified Fixed Fee, even if Supplier incorrectly estimated the resources or level of effort required to perform such Services or provide such Deliverable.

8.5
Time and Materials Charges. For a Project completed on a time and materials basis, Supplier shall measure, track and report Productive Hours by Supplier Staff on a monthly basis. Supplier shall: (a) only charge for the Productive Hours spent by the Supplier Staff in performing the Project and (b) not charge for Supplier Staff unless the use of such Supplier Staff has been approved in advance by LS&Co. Where no Payment-Based Milestones are specified for a Project completed on a time and materials basis, the

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Charges in each month shall be the sum of the amounts calculated by multiplying, for each member of the Supplier Staff assigned to the Project who has been providing Services, the applicable Rate for that member of the Supplier Staff by the number of Productive Hours worked by that member of the Supplier Staff in support of Project during the month.

8.6
Termination of a Work Order. If LS&Co. terminates a Work Order for convenience and that Work Order includes Payment-Based Milestones, LS&Co. shall pay to Supplier: (a) any amount earned by Supplier for Payment-Based Milestones completed and accepted prior to the effective date of termination; (b) a pro rata portion of the actual effort expended on any milestones or deliverables in progress (to the extent Supplier has not performed a milestone or deliverable in advance of the schedule set forth in the applicable Work Order); and (c) amounts for tools, hardware, pre-paid software and other infrastructure acquired by Supplier on behalf of LS&Co. and for which Supplier has not been reimbursed by LS&Co.; as such tools, hardware, pre-paid software and other infrastructure is specifically detailed in the Work Order; provided however that such expenses shall be reduced to the extent LS&Co. or its designees assume such financial obligations; and provided further that, Supplier uses all reasonable efforts to reuse, redeploy or return such tools, hardware, pre-paid software and other infrastructure.

8.7
Volume Discount. Supplier shall provide a tiered volume rebate based on the aggregate amount of LS&Co.’s committed spend for Projects (excluding any discount) during each Contract Year (“Project Spend”). No later than 30 days after the end of each Contract Year, Supplier shall pay to LS&Co. an amount equal to the appropriate Project Spend tier for the Contract Year set forth below multiplied by the corresponding volume rebate percentage set forth below.

Project Spend		Volume Rebate Percentage
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*

For the purposes of clarity, LS&Co. shall only be entitled to a discount of [****]* in a Contract Year if the amount of LS&Co.’s committed Project Spend exceeds [****]*.

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MASTER SERVICES AGREEMENT*
By and Between
Levi Strauss & Co.
And
Wipro Limited
November 7, 2014

Exhibit 4
Pricing Tables

Attachment 4.1.1
Human Resources

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1‐Pricing Tables ‐Human Resources
[****]* Pricing Exhibit
A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Employee Relations	[****]*	[****]*	[****]*	[****]*	[****]*
Leave Management	[****]*	[****]*	[****]*	[****]*	[****]*
Recruitment	[****]*	[****]*	[****]*	[****]*	[****]*
Offboarding	[****]*	[****]*	[****]*	[****]*	[****]*
Benefits Administration	[****]*	[****]*	[****]*	[****]*	[****]*
Employee Data Management / HRIS	[****]*	[****]*	[****]*	[****]*	[****]*
B) Pricing Table ‐] Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Employee Relations	$ [****]*	$ [****]*	$ [****]*
Leave Management	$ [****]*	$ [****]*	$ [****]*
Recruitment	$ [****]*	$ [****]*	$ [****]*
Offboarding	$ [****]*	$ [****]*	$ [****]*
Benefits Administration	$ [****]*	$ [****]*	$ [****]*
Employee Data Management / HRIS	$ [****]*	$ [****]*	$ [****]*
C) Productive Hours

Productive Hours	[****]*
D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Employee Relations	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Leave Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Recruitment	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Offboarding	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Benefits Administration	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Employee Data Management / HRIS	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*
E) Pass Through Expenses

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined						TBD	TBD	TBD	TBD	TBD
Outbound Calls & Call Forwarding - Solution to be defined						TBD	TBD	TBD	TBD	TBD

Total Pass Through Cost Per Year	$—	$—	$—	$—	$—
F) Overall Cost: Total FTE and Pass Through Costs Per year

	Year 1	Year 2	Year 3	Year 4	Year 5
Total On‐]going + Pass Through Cost Per Year	$ [****]*	$ [****]*	$ [****]*	$ [****]*	$ [****]*
G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Employee Relations	TBD	TBD
Leave Management	TBD	TBD
Recruitment	TBD	TBD
Offboarding	TBD	TBD
Benefits Administration	TBD	TBD
Employee Data Management / HRIS	TBD	TBD
H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Employee Relations	[****]*	ER Cases
Leave Management	[****]*	Number of leaves
Recruitment	[****]*	Number of offers generated
Offboarding	[****]*	Number of terminations entered in the system
Benefits Administration	[****]*	Number of benefits updates done
Employee Data Management / HRIS	[****]*	Number of employee data updates done

LS&Co. - Exhibit 2 - Description of Services	Page 18

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1‐Pricing Tables ‐Human Resources
[****]* Pricing Exhibit
A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Employee Relations	[****]*	[****]*	[****]*	[****]*	[****]*
Leave Management	[****]*	[****]*	[****]*	[****]*	[****]*
Recruitment	[****]*	[****]*	[****]*	[****]*	[****]*
Offboarding	[****]*	[****]*	[****]*	[****]*	[****]*
Benefits Administration	[****]*	[****]*	[****]*	[****]*	[****]*
Compensation Administration	[****]*	[****]*	[****]*	[****]*	[****]*
Performance Management	[****]*	[****]*	[****]*	[****]*	[****]*
Employee Data Management / HRIS	[****]*	[****]*	[****]*	[****]*	[****]*
B) Pricing Table ‐] Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Employee Relations	$ [****]*	$ [****]*	$ [****]*
Leave Management	$ [****]*	$ [****]*	$ [****]*
Recruitment	$ [****]*	$ [****]*	$ [****]*
Offboarding	$ [****]*	$ [****]*	$ [****]*
Benefits Administration	$ [****]*	$ [****]*	$ [****]*
Compensation Administration	$ [****]*	$ [****]*	$ [****]*
Performance Management	$ [****]*	$ [****]*	$ [****]*
Employee Data Management / HRIS	$ [****]*	$ [****]*	$ [****]*
C) Productive Hours

Productive Hours	[****]*
D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Employee Relations	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Leave Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Recruitment	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Offboarding	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Benefits Administration	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Compensation Administration	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Performance Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Employee Data Management / HRIS	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*
E) Pass Through Expenses

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined						TBD	TBD	TBD	TBD	TBD
Outbound Calls & Call Forwarding - Solution to be defined						TBD	TBD	TBD	TBD	TBD

Total Pass Through Cost Per Year	0	0	0	0	0
F) Overall Cost: Total FTE and Pass Through Costs Per year

	Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year	$ [****]*	$ [****]*	$ [****]*	$ [****]*	$ [****]*
G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Employee Relations	TBD	TBD
Leave Management	TBD	TBD
Recruitment	TBD	TBD
Offboarding	TBD	TBD
Benefits Administration	TBD	TBD
Compensation Administration	TBD	TBD
Performance Management	TBD	TBD
Employee Data Management / HRIS	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Employee Relations	TBD	ER Cases
Leave Management	TBD	Number of leaves
Recruitment	TBD	Number of offers generated
Offboarding	TBD	Number of terminations entered in the system
Benefits Administration	TBD	Number of benefits updates done
Compensation Administration	TBD	Compensation data updates
Performance Management	TBD	Performance Management Data Updates
Employee Data Management / HRIS	TBD	Number of employee data updates done

LS&Co. - Exhibit 2 - Description of Services	Page 19

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1‐Pricing Tables ‐Human Resources
[****]*Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Employee Relations	[****]*	[****]*	[****]*	[****]*	[****]*
Leave Management	[****]*	[****]*	[****]*	[****]*	[****]*
Recruitment	[****]*	[****]*	[****]*	[****]*	[****]*
Offboarding	[****]*	[****]*	[****]*	[****]*	[****]*
Benefits Administration	[****]*	[****]*	[****]*	[****]*	[****]*
Compensation Administration	[****]*	[****]*	[****]*	[****]*	[****]*
Performance Management	[****]*	[****]*	[****]*	[****]*	[****]*
Employee Data Management / HRIS	[****]*	[****]*	[****]*	[****]*	[****]*
B) Pricing Table ‐] Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Employee Relations	$ [****]*	$ [****]*	$ [****]*
Leave Management	$ [****]*	$ [****]*	$ [****]*
Recruitment	$ [****]*	$ [****]*	$ [****]*
Offboarding	$ [****]*	$ [****]*	$ [****]*
Benefits Administration	$ [****]*	$ [****]*	$ [****]*
Compensation Administration	$ [****]*	$ [****]*	$ [****]*
Performance Management	$ [****]*	$ [****]*	$ [****]*
Employee Data Management / HRIS	$ [****]*	$ [****]*	$ [****]*
C) Productive Hours

Productive Hours	[****]*
D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Employee Relations	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Leave Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Recruitment	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Offboarding	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Benefits Administration	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Compensation Administration	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Performance Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Employee Data Management / HRIS	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*
E) Pass Through Expenses

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined						TBD	TBD	TBD	TBD	TBD
Outbound Calls & Call Forwarding - Solution to be defined						TBD	TBD	TBD	TBD	TBD

Total Pass Through Cost Per Year	0	0	0	0	0
F) Overall Cost: Total FTE and Pass Through Costs Per year

	Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year	$ [****]*	$ [****]*	$ [****]*	$ [****]*	$ [****]*
G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Employee Relations	TBD	TBD
Leave Management	TBD	TBD
Recruitment	TBD	TBD
Offboarding	TBD	TBD
Benefits Administration	TBD	TBD
Compensation Administration	TBD	TBD
Performance Management	TBD	TBD
Employee Data Management / HRIS	TBD	TBD
H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Employee Relations	[****]*	ER Cases
Leave Management	TBD	Number of leaves
Recruitment	[****]*	Number of offers generated
Offboarding	[****]*	Number of terminations entered in the system
Benefits Administration	TBD	Number of benefits updates done
Compensation Administration	TBD	Compensation data updates
Performance Management	TBD	Performance Management Data Updates
Employee Data Management / HRIS	TBD	Number of employee data updates done

LS&Co. - Exhibit 2 - Description of Services	Page 20

CONFIDENTIAL
EXECUTION VERSION

LS&Co. - Exhibit 2 - Description of Services	Page 21

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1‐Pricing Tables ‐Human Resources
Volume Details

A) Employee Relations

Annualized
	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	Total
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	TBD
[****]*	Monthly volumes TBD												[****]*
B) Leave Management

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	Total
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*					[****]*	[****]*
[****]*	TBD
[****]*	TBD
C) Recruitment

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	Total
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	TBD
[****]*	Monthly volumes TBD												[****]*
D) Offboarding

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	Total
[****]*	TBD
[****]*	TBD
[****]*	Monthly volumes TBD												[****]*
E) Benefits Administration

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	Total
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	TBD
[****]*	TBD
F) Compensation Administration

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	Total
[****]*	TBD
[****]*	TBD
[****]*	TBD
G) Performance Management

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	Total
[****]*	TBD
[****]*	TBD
[****]*	TBD
H) Employee Data Management / HRIS

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	Total
[****]*	TBD
[****]*	TBD
[****]*	TBD

LS&Co. - Exhibit 2 - Description of Services	Page 22

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1‐ Pricing Tables ‐ Human Resources
HR Portal and Knowledge Base

HR Portal

Implementation	$	$ [****]*
Maintenance	$ / year	$ [****]*
Optional Services	$ / day	$ [****]*	Subject to scope

Knowledge Base

Implementation	$	$ [****]*
Includes:
- 1 x Access points (includes up to [****]* categories)
- Correspondence management (Includes basic contact form): (Limited to single inbox)
- Responsive design with [****]* break point
- Rating system
- Feedback system
- Search ahead
- [****]* training session

License Fees	$ / year	$ [****]*	Based on [****]* employees
Access points per group	$ / year	$ [****]*	Based on one access point
Administrator License Fees	$ / year	$ [****]*	Based on [****]* agents
Web chat	$ / year	$ [****]*	Based on up to [****]* agents
Maintenance fees	$ / year	$ [****]*
Optional services
Additional access point / brand	$	$ [****]*	Includes up to [****]* brand categories/brand
XML feeds	$	$ [****]*	Depending on requirements
Additional inboxes	$	$ [****]*	Depending on number
Additional content categories	$	$ [****]*	Depending on number
Promotion engine for 4 adverts	$	$ [****]*	Either banners, or textual ads, or combination of both
Additional languages
Build fees	$ / language	$ [****]*
License fees	$ / language / year	$ [****]*
Additional training fees	$ / day	$ [****]*
Integration into 3rd party system	$ / day	$ [****]*	Subject to scoping
Consultancy fees	$ / day	$ [****]*
Additional licence	$ / user	[****]*	For users over [****]* employees

LS&Co. - Exhibit 2 - Description of Services	Page 23

Confidential
Execution Version

MASTER SERVICES AGREEMENT*

By and Between

Levi Strauss & Co.

And

Wipro Limited

November 7, 2014

Exhibit 4
Pricing Tables

Attachment 4.1.2
Finance Services

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

Attachment 4.1.2 - Pricing Tables - Finance Services
[****]* Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Accounts Payable	[****]*	[****]*	[****]*	[****]*	[****]*
Travel & Expense Processing	[****]*	[****]*	[****]*	[****]*	[****]*
Payroll	[****]*	[****]*	[****]*	[****]*	[****]*
Accounts Receivable	[****]*	[****]*	[****]*	[****]*	[****]*
General Accounting	[****]*	[****]*	[****]*	[****]*	[****]*
Inventory Accounting	[****]*	[****]*	[****]*	[****]*	[****]*
Treasury Transactions	[****]*	[****]*	[****]*	[****]*	[****]*
Internal Reporting	[****]*	[****]*	[****]*	[****]*	[****]*
Procurement Enablement	[****]*	[****]*	[****]*	[****]*	[****]*
Technology and Master Data	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Accounts Payable	$ [****]*	$ [****]*	$ [****]*
Travel & Expense Processing	$ [****]*	$ [****]*	$ [****]*
Payroll	$ [****]*	$ [****]*	$ [****]*
Accounts Receivable	$ [****]*	$ [****]*	$ [****]*
General Accounting	$ [****]*	$ [****]*	$ [****]*
Inventory Accounting	$ [****]*	$ [****]*	$ [****]*
Treasury Transactions	$ [****]*	$ [****]*	$ [****]*
Internal Reporting	$ [****]*	$ [****]*	$ [****]*
Procurement Enablement	$ [****]*	$ [****]*	$ [****]*
Technology and Master Data	$ [****]*	$ [****]*	$ [****]*

C) Productive Hours

Productive Hours	[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Accounts Payable	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Travel & Expense Processing	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Payroll	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Accounts Receivable	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
General Accounting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Inventory Accounting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Treasury Transactions	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Internal Reporting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Procurement Enablement	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*

Technology and Master Data	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses

	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined
Outbound Calls & Call Forwarding - Solution to be defined

Total Pass Through Cost Per Year	0	0	0	0	0

Baseline Volume:
Year 1	Year 2	Year 3	Year 4	Year 5
TBD	TBD	TBD	TBD	TBD
TBD	TBD	TBD	TBD	TBD

F) Overall Cost: Total FTE and Pass Through Costs Per year

	Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Accounts Payable	TBD	TBD
Travel & Expense Processing	TBD	TBD
Payroll	TBD	TBD
Accounts Receivable	TBD	TBD
General Accounting	TBD	TBD
Inventory Accounting	TBD	TBD
Treasury Transactions	TBD	TBD
Internal Reporting	TBD	TBD
Procurement Enablement	TBD	TBD
Technology and Master Data	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Accounts Payable	[****]*	Total invoice processing + Trade Payables + invoice payment. TBC during TA/KA
Travel & Expense Processing	[****]*	Touched expense reports [****]*. Excludes automatic. TBC during TA/KA
Payroll	[****]*	Number of employees supported (salaried + Hourly) excluding holiday hires. TBC during TA/KA
Accounts Receivable	[****]*	Payments Received ([****]* only, others tbc during TA/KA)
General Accounting	TBD	TBD
Inventory Accounting	TBD	TBD
Treasury Transactions	TBD	TBD
Internal Reporting	TBD	TBD
Procurement Enablement	[****]*	Number of POs created ([****]* only, others tbc during TA/KA)
Technology and Master Data	[****]*	VMD requests in [****]* only. TBC during TA/KA

Attachment 4.1.2 - Pricing Tables - Finance Services
[****]* Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Accounts Payable	[****]*	[****]*	[****]*	[****]*	[****]*
Travel & Expense Processing	[****]*	[****]*	[****]*	[****]*	[****]*
Payroll	[****]*	[****]*	[****]*	[****]*	[****]*
Accounts Receivable	[****]*	[****]*	[****]*	[****]*	[****]*
General Accounting	[****]*	[****]*	[****]*	[****]*	[****]*
Inventory Accounting	[****]*	[****]*	[****]*	[****]*	[****]*
Treasury Transactions	[****]*	[****]*	[****]*	[****]*	[****]*
Internal Reporting	[****]*	[****]*	[****]*	[****]*	[****]*
Procurement Enablement	[****]*	[****]*	[****]*	[****]*	[****]*
Technology and Master Data	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Accounts Payable	$ [****]*	$ [****]*	$ [****]*
Travel & Expense Processing	$ [****]*	$ [****]*	$ [****]*
Payroll	$ [****]*	$ [****]*	$ [****]*
Accounts Receivable	$ [****]*	$ [****]*	$ [****]*
General Accounting	$ [****]*	$ [****]*	$ [****]*
Inventory Accounting	$ [****]*	$ [****]*	$ [****]*
Treasury Transactions	$ [****]*	$ [****]*	$ [****]*
Internal Reporting	$ [****]*	$ [****]*	$ [****]*
Procurement Enablement	$ [****]*	$ [****]*	$ [****]*
Technology and Master Data	$ [****]*	$ [****]*	$ [****]*

C) Productive Hours

Productive Hours	[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Accounts Payable	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Travel & Expense Processing	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Payroll	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Accounts Receivable	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
General Accounting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Inventory Accounting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Treasury Transactions	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Internal Reporting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Procurement Enablement	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Technology and Master Data	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses

	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined
Outbound Calls & Call Forwarding - Solution to be defined

Total Pass Through Cost Per Year	0	0	0	0	0

Baseline Volume:
Year 1	Year 2	Year 3	Year 4	Year 5
TBD	TBD	TBD	TBD	TBD
TBD	TBD	TBD	TBD	TBD

F) Overall Cost: Total FTE and Pass Through Costs Per year

	Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Accounts Payable	TBD	TBD
Travel & Expense Processing	TBD	TBD
Payroll	TBD	TBD
Accounts Receivable	TBD	TBD
General Accounting	TBD	TBD
Inventory Accounting	TBD	TBD
Treasury Transactions	TBD	TBD
Internal Reporting	TBD	TBD
Procurement Enablement	TBD	TBD
Technology and Master Data	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Accounts Payable	[****]*	Total invoice processing + Trade Payables + invoice payment. TBC during TA/KA
Travel & Expense Processing	[****]*	Touched expense reports. TBC during TA/KA
Payroll	[****]*	Number of employees supported (to be confirmed during TA/KA)
Accounts Receivable	[****]*	Payments Recevied (excludes other activities such as customer disputes, etc which has to be accounted for in TA/KA)
General Accounting	TBD	TBD
Inventory Accounting	TBD	TBD
Treasury Transactions	TBD	TBD
Internal Reporting	TBD	TBD
Procurement Enablement	[****]*	Number of POs created. TBC during TA/KA
Technology and Master Data	[****]*	VMD requests in [****]* only. TBC during TA/KA

Attachment 4.1.2 - Pricing Tables - Finance Services
[****]* Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Accounts Payable	[****]*	[****]*	[****]*	[****]*	[****]*
Travel & Expense Processing	[****]*	[****]*	[****]*	[****]*	[****]*
Payroll	[****]*	[****]*	[****]*	[****]*	[****]*
Accounts Receivable	[****]*	[****]*	[****]*	[****]*	[****]*
General Accounting	[****]*	[****]*	[****]*	[****]*	[****]*
Inventory Accounting	[****]*	[****]*	[****]*	[****]*	[****]*
Treasury Transactions	[****]*	[****]*	[****]*	[****]*	[****]*
Internal Reporting	[****]*	[****]*	[****]*	[****]*	[****]*
Procurement Enablement	[****]*	[****]*	[****]*	[****]*	[****]*
Technology and Master Data	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Accounts Payable	$ [****]*	$ [****]*	$ [****]*
Travel & Expense Processing	$ [****]*	$ [****]*	$ [****]*
Payroll	$ [****]*	$ [****]*	$ [****]*
Accounts Receivable	$ [****]*	$ [****]*	$ [****]*
General Accounting	$ [****]*	$ [****]*	$ [****]*
Inventory Accounting	$ [****]*	$ [****]*	$ [****]*
Treasury Transactions	$ [****]*	$ [****]*	$ [****]*
Internal Reporting	$ [****]*	$ [****]*	$ [****]*
Procurement Enablement	$ [****]*	$ [****]*	$ [****]*
Technology and Master Data	$ [****]*	$ [****]*	$ [****]*

C) Productive Hours

Productive Hours	[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Accounts Payable	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Travel & Expense Processing	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Payroll	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Accounts Receivable	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
General Accounting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Inventory Accounting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Treasury Transactions	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Internal Reporting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Procurement Enablement	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Technology and Master Data	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses

	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined
Outbound Calls & Call Forwarding - Solution to be defined

Total Pass Through Cost Per Year	0	0	0	0	0

Baseline Volume:
Year 1	Year 2	Year 3	Year 4	Year 5
TBD	TBD	TBD	TBD	TBD
TBD	TBD	TBD	TBD	TBD

F) Overall Cost: Total FTE and Pass Through Costs Per year

	Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Accounts Payable	TBD	TBD
Travel & Expense Processing	TBD	TBD
Payroll	TBD	TBD
Accounts Receivable	TBD	TBD
General Accounting	TBD	TBD
Inventory Accounting	TBD	TBD
Treasury Transactions	TBD	TBD
Internal Reporting	TBD	TBD
Procurement Enablement	TBD	TBD
Technology and Master Data	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Accounts Payable	[****]*	Trade Payable + HSBC Payments + Quatrro Pos (annualized). TBC during TA/KA
Travel & Expense Processing	[****]*	Touched expense reports.
Payroll	[****]*	Number of employees supported (to be confirmed during TA/KA)
Accounts Receivable	[****]*	Number of cash applications + AR invoicing. TBC during TA/KA
General Accounting	[****]*	Journals (extrapolated from 5 months data) + Volume from Quatrro. TBC during TA/KA
Inventory Accounting	TBD	TBD
Treasury Transactions	TBD	TBD
Internal Reporting	TBD	TBD
Procurement Enablement	TBD	TBD
Technology and Master Data	[****]*	Number of Master Data Requests (Quattro) - TBC during TA/KA

Attachment 4.1.2 - Pricing Tables - Finance Services
Volume Details

A) Accounts Payable

Annualized
Invoice processing [****]*	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
[****]* Posted Direct (direct debits, manual payments)	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Posted ReadSoft	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Rejected	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* TOTAL	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Posted Direct (direct debits, manual payments)	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Posted ReadSoft	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Posted EDI (Direct Payables Retail LS US only)	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Rejected	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* TOTAL	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Accounts Payable Quattro (Indirect payables- [****]* region)	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
Non PO invoices												[****]*	[****]*	[****]*
PO invoices												[****]*	[****]*	[****]*
Count of Invoice Escalated (0-2 days)												[****]*	[****]*	[****]*
Count of Invoice Escalated (3-4 days)												[****]*	[****]*	[****]*
Count of Invoice Escalated (> 5days)												[****]*	[****]*	[****]*

Accounts Payable Trade payables (Tradex EDI invoices largely- LS&Co Singapore SSC)	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL (per annum, estimate from RFP)
[****]*													[****]*
(less Retail Direct EDI processed in [****]* separately included in the table above)

[****]*													[****]*
[****]*													[****]*

	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
[****]*													Included in [****]* AP volumes per reporting pack
[****]*													Included in [****]* AP volumes per reporting pack
[****]*													[****]* (per RFP volumes)	[****]*

Invoice Payment	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL / Simple Ave
[****]* Volume of Payments	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Volume of Rejections	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Euro ACH	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* ACH	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Int'l Wire	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Volume of Payments	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Volume of Rejections	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Check	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* ACH	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Int'l Wire	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Dom Wire	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Payments AMA-GS2	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
HSBC Citibank Payments processed								[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

B) Travel & Expense Processing

Total T&E Volumes	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	Total

Touched	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Automatic	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Touched T&E Reports	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	Total
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
C) Accounts Receivable

Accounts Receivable	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
[****]* Payments received	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Payments auto-cleared	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Payments manually cleared	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Payment Application Cycle Time	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Payments received	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Payments auto-cleared	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Payments manually cleared	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Payment Application Cycle Time	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Cash Applications - [****]*	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
Cash Application								[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Cash Applications - Quattro	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
No. of Assignments												[****]*	[****]*	[****]*
Number of Allocations												[****]*	[****]*	[****]*
Assignment & Allocations in F - 28												[****]*	[****]*	[****]*
Error Count												[****]*	[****]*	[****]*
Number of Dr/Cr memos processed												[****]*	[****]*	[****]*

Accounts Receivable - Quattro	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
Accounts Receivable Invoicing												112	112	[****]*

Accounts Receivable – OTC [****]*	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
# of customers handled													[****]*
# of customer collections calls & emails													Not available
# of customer disputes handled													[****]* p.a.
# of dunning letters													[****]* per week
# of customer statements generated													[****]* per month
#of customer accounts reconciled													[****]* per week
# of credit review transactions													[****]* per annum

D) General Accounting

GL Process - [****]*	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
Journals								[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Fixed Assets - Quattro	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
Acquisition												[****]*	[****]*	[****]*
Transfer and Change												[****]*	[****]*	[****]*
Retirement												[****]*	[****]*	[****]*
Capex												[****]*	[****]*	[****]*
Opex												[****]*	[****]*	[****]*

E) Inventory Accounting

Volume for inventory accounting adjustments is not available

F) Treasury

To be determined during Transition Analysis (TA).

G) Internal Reporting

List of reports, frequency and timelines for each in-scope report for Wipro to be finalized during Transition Analysis.

H) Indirect Procurement

Procurement	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
[****]* Volume of PO's created	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Volume of PO lines created	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Volume of PO's created	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* Volume of PO lines created	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* PO creation cycle time (days)	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* PO creation cycle time (days)	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Catalog Management	Catalogs are currently not used by LS&Co

I) Technology and Master Data

MDM	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
[****]* VMD requests	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* VMD requests	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* VMD cycle time	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
[****]* VMD cycle time	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Master Data - [****]*	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
Cost Center								[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
GL Account								[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Master Data - Quattro	P01	P02	P03	P04	P05	P06	P07	P08	P09	P10	P11	P12	TOTAL
Customer Master - Creation												[****]*	[****]*	[****]*
Customer Master - Change												[****]*	[****]*	[****]*
Customer Master - Second Pass Accuracy												[****]*	[****]*
Bank Master												[****]*	[****]*	[****]*
Vendor Master - Creation												[****]*	[****]*	[****]*
Vendor Master - Change												[****]*	[****]*	[****]*
Employee Master - Creation												[****]*	[****]*	[****]*
Employee Master - Change												[****]*	[****]*	[****]*
Internal Order - Creation												[****]*	[****]*	[****]*
Internal Order - Change												[****]*	[****]*	[****]*

Confidential
Execution Version
MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 4
Pricing Tables

Attachment 4.1.3
IT

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

Exhibit 4.3- Pricing Tables - Information Technology - Project Work
Global Pricing Exhibit

A) Pricing Table: Cost per Hour per FTE

Technology / Function	Project Work Roles	Level	On shore - [****]*	On shore - [****]*	On shore - [****]*	On shore - [****]*	Offshore	Nearshore
.NET / Java	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
UI/Human Factors	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - SD	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

BI (SAS, Teradata etc)	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Administrator	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Desktop Support Technician / Engineer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Technical Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Infrastructure Engineer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Technician	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Unix/Linux	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Windows	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-MS SQL Server	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-Oracle Database	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Developer/Designer - Sharepoint	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Business Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Systems Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Project Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	QA Tester	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Delivery Manager	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Lead	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Application Support Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	SCRUM Master/Agile Coach	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Writer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Enterprise Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Network Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Security Analyst	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Data Modeler	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Web Developer	I	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
UI/Human Factors	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - FI	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - SFA	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Visual Basic	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Administrator	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Desktop Support Technician / Engineer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Technical Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Infrastructure Engineer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Technician	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Unix/Linux	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Windows	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-MS SQL Server	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-Oracle Database	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Developer/Designer - Sharepoint	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Business Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Systems Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Project Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	QA Tester	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Delivery Manager	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Lead	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Application Support Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	SCRUM Master/Agile Coach	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Writer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Enterprise Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Network Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Security Analyst	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Data Modeler	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Web Developer	II	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

.NET / Java	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
UI/Human Factors	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - FCSM	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Infrastructure	Operations Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Technician	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Unix/Linux	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Windows	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-MS SQL Server	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-Oracle Database	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Developer/Designer - Sharepoint	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	SCRUM Master/Agile Coach	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Writer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Enterprise Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Network Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Security Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Data Modeler	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Web Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
UI/Human Factors	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - Hybris	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Application Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Business Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Developer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Project Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	QA Tester	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Administrator	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Delivery Manager	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Lead	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Desktop Support Technician / Engineer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Technical Support Analyst	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Infrastructure Engineer	III	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - MM	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - DP	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

RedPrairie	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Administrator	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Desktop Support Technician / Engineer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Technical Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Infrastructure Engineer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Technician	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Unix/Linux	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Windows	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-MS SQL Server	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-Oracle Database	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Developer/Designer - Sharepoint	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Business Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Systems Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Project Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	QA Tester	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Delivery Manager	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Lead	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Application Support Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	SCRUM Master/Agile Coach	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Writer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Enterprise Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Network Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Security Analyst	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Data Modeler	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Web Developer	IV	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
.NET / Java	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
UI/Human Factors	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BO	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - BW	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - BW	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FI	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - CO	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - MM	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SD	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - FCSM	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Retail	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

SAP - ERP - LEO	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - LEO	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - SFA	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - APO	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - DP	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - ERP - Portals, Middleware, App Server, Archive Link, Other	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - HANA	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
SAP - Hybris	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Raymark	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Raymark	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Visual Basic	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Hyperion / Essbase	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
RedPrairie	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
BI (SAS, Teradata etc)	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Systems Administrator	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Workday	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Desktop Support Technician / Engineer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Technical Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Infrastructure Engineer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Operations Technician	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Unix/Linux	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Systems Administrator-Windows	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-MS SQL Server	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Database Administrator-Oracle Database	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Infrastructure	Developer/Designer - Sharepoint	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Business Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Systems Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Project Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	QA Tester	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Delivery Manager	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

General	Solution/System Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Lead	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Application Support Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	SCRUM Master/Agile Coach	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Technical Writer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Enterprise Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Network Architect	N/A	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Security Analyst	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Data Modeler	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
General	Web Developer	V	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5		Year 1	Year 2
		N/A	N/A	N/A	N/A	N/A		N/A	N/A

C) Overall Cost: Total FTE and Pass Through Costs Per year
		Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year		N/A	N/A	N/A	N/A	N/A

D) Annual Volume

Activities:	Annual Volume	Unit of Measurement
	N/A	N/A

Exhibit 4.3- Pricing Tables - Information Technology - Testing COE
Global Pricing Exhibit
A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Testing CoE	0%	0%	0%	0%	0%
B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Testing CoE	[****]*	[****]*	[****]*
C) Productive Hours

Productive Hours - Onshore	[****]*
Productive Hours - Offshore	[****]*
D) Personnel Project Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Testing CoE	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*
E) Pass Through Expenses

Baseline Volume:
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5

Total Pass Through Cost Per Year	$—	$—	$—	$—	$—
F) Overall Cost: Total FTE and Pass Through Costs Per year

	Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year	[****]*	[****]*	[****]*	[****]*	[****]*
G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Testing CoE	TBD	Hours of testing
H) Annual Volume

Activities:	Annual Volume	Unit of Measurement
Testing COE	TBD	Hours of testing

Exhibit 4.3- Pricing Tables - Information Technology - Support Maintenance
Global Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
SAP	[****]*	[****]*	[****]*	[****]*	[****]*
eCommerce	[****]*	[****]*	[****]*	[****]*	[****]*
Retail	[****]*	[****]*	[****]*	[****]*	[****]*
Wholesale	[****]*	[****]*	[****]*	[****]*	[****]*
Global Supply Chain	[****]*	[****]*	[****]*	[****]*	[****]*
Corp & BI	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
SAP	[****]*	[****]*	[****]*
eCommerce	[****]*	[****]*	[****]*
Retail	[****]*	[****]*	[****]*
Wholesale	[****]*	[****]*	[****]*
Global Supply Chain	[****]*	[****]*	[****]*
Corp & BI	[****]*	[****]*	[****]*

C) Productive Hours

Productive Hours - On shore		[****]*
Productive Hours - Offshore		[****]*
Productive Hours - Nearshore		[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
SAP	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
eCommerce	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Retail	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Wholesale	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Global Supply Chain	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Corp & Bi	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5

Total Pass Through Cost Per Year		$—	$—	$—	$—	$—

F) Overall Cost: Total FTE and Pass Through Costs Per year
		Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year		[****]*	[****]*	[****]*	[****]*	[****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement		Volume Per FTE	Unit of Measurement
SAP	N/A	N/A		N/A	N/A
eCommerce	TBD	Service Requests		TBD	Incidents
Retail	TBD	Service Requests		TBD	Incidents
Wholesale	TBD	Service Requests		TBD	Incidents
Global Supply Chain	TBD	Service Requests		TBD	Incidents
Corp & BI	TBD	Service Requests		TBD	Incidents

H) Annual Volume

Activities:	Annual Volume	Unit of Measurement		Annual Volume	Unit of Measurement
SAP GRC	N/A	N/A		N/A	N/A
eCommerce	[****]*	Service Requests		1,620	Incidents
Retail	[****]*	Service Requests		2,436	Incidents
Wholesale	[****]*	Service Requests		204	Incidents
Global Supply Chain	[****]*	Service Requests		14,700	Incidents
Corp & BI	[****]*	Service Requests		5,724	Incidents

Exhibit 4.3- Pricing Tables - Information Technology - Infrastructure
Global Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Corporate & Retail Service Desk Operations	[****]*	[****]*	[****]*	[****]*	[****]*
Network Management - Network Operations Center (NOC)	[****]*	[****]*	[****]*	[****]*	[****]*
Server / Storage Operations - Systems Operations Center (SOC)	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Corporate & Retail Service Desk Operations	[****]*	[****]*	[****]*
Network Management - Network Operations Center (NOC)	[****]*	[****]*	[****]*
Server / Storage Operations - Systems Operations Center (SOC)	[****]*	[****]*	[****]*
	Region	Country	Office			Cost/Hour FTE
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*			[****]*

Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*

C) Productive Hours

Productive Hours - On shore Corporate and Retail Service Desk				[****]*
Productive Hours - Off shore Corporate and Retail Service Desk				[****]*
Productive Hours - Near shore Corporate and Retail Service Desk				[****]*
Productive Hours - On shore Network Operations Center				[****]*
Productive Hours - Off shore Network Operations Center				[****]*
Productive Hours - Near shore Network Operations Center				[****]*
Productive Hours - On shore System Operations Center				[****]*
Productive Hours - Off shore System Operations Center				[****]*
Productive Hours - Near shore System Operations Center				[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*

Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*

Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*
Productive Hours - Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities			Year 1	Year 2	Year 3	Year 4	Year 5
Corporate & Retail Service Desk Operations	On shore		[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore		[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore		[****]*	[****]*	[****]*	[****]*	[****]*
Network Management - Network Operations Center (NOC)	On shore		[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore		[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore		[****]*	[****]*	[****]*	[****]*	[****]*
Server / Storage Operations - Systems Operations Center (SOC)	On shore		[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore		[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*

Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
Corporate Deskside Support	[****]*		[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year		[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5		Year 1	Year 2	Year 3	Year 4

Total Pass Through Cost Per Year		—	—	—	—	—

F) Overall Cost: Total FTE and Pass Through Costs Per year
		Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year		[****]*	[****]*	[****]*	[****]*	[****]*

G) FTE Increment

Activities:			Volume Per FTE	Unit of Measurement
Network Management - Network Operations Center (NOC)	Switches		TBD	Units
Network Management - Network Operations Center (NOC)	Routers		TBD	Units
Network Management - Network Operations Center (NOC)	Wireless Controllers		TBD	Units
Network Management - Network Operations Center (NOC)	Cisco WaaS/ SilverPeak		TBD	Units
Network Management - Network Operations Center (NOC)	Analog lines		TBD	Lines
Network Management - Network Operations Center (NOC)	Polycom		TBD	Units
Network Management - Network Operations Center (NOC)	Ip Phone		TBD	Units
Corporate Deskside Support			TBD	TBD

	Element		Volume Per FTE	Unit of Measurement
Server / Storage Operations - Systems Operations Center (SOC)	Windows		TBD	Instances
Server / Storage Operations - Systems Operations Center (SOC)	Linux		TBD	Instances
Server / Storage Operations - Systems Operations Center (SOC)	Unix		TBD	Instances
Server / Storage Operations - Systems Operations Center (SOC)	SAN Storage		TBD	Arrays
Server / Storage Operations - Systems Operations Center (SOC)	Backup Capacity		TBD	No. of servers being backed up/ month
Server / Storage Operations - Systems Operations Center (SOC)	Web (IIS / Apache)		TBD	Sites
Server / Storage Operations - Systems Operations Center (SOC)	New Jobs scheduling		TBD	New jobs/month
Server / Storage Operations - Systems Operations Center (SOC)	SQL Instances		TBD	Installations
Server / Storage Operations - Systems Operations Center (SOC)	Oracle Instances		TBD	Instances
Server / Storage Operations - Systems Operations Center (SOC)	Batch Jobs		TBD	Job executions
Server / Storage Operations - Systems Operations Center (SOC)	Batch Job Failure Rate		TBD	Job executions failure
Server / Storage Operations - Systems Operations Center (SOC)	Web ( WebSphere/Web logic)		TBD	Web Logic & WebSpehere instance
Server / Storage Operations - Systems Operations Center (SOC)	MaX DB Instances		TBD	Instances
Server / Storage Operations - Systems Operations Center (SOC)	Teradata Instances		TBD	Instances

	Delivery Location	Language	Volume Per FTE	Unit of Measurement
Corporate & Retail Service Desk Operations	Mexico	Brazilian Portuguese	TBD	No. of Users
Corporate & Retail Service Desk Operations	Mexico	Latin Spanish	TBD	No. of Users
Corporate & Retail Service Desk Operations	Pune	English	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	Dutch	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	French	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	German	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	Italian	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	Polish	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	Portuguese	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	Spanish	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	Turkish	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	Russian	TBD	No. of Users
Corporate & Retail Service Desk Operations	Romania	Czech	TBD	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Bahasa	TBD	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Japanese	TBD	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Korean	TBD	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Mandarin / Simplified Chinese	TBD	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Tagalog	TBD	No. of Users

H) Annual Volume

Activities:	Element		Annual Volume	Unit of Measurement
Network Management - Network Operations Center (NOC)	Switches		[****]*	Units
Network Management - Network Operations Center (NOC)	Routers		[****]*	Units
Network Management - Network Operations Center (NOC)	Wireless Controllers		[****]*	Units
Network Management - Network Operations Center (NOC)	Cisco WaaS/ SilverPeak		[****]*	Units
Network Management - Network Operations Center (NOC)	Analog lines		[****]*	Lines
Network Management - Network Operations Center (NOC)	Polycom		[****]*	Units
Network Management - Network Operations Center (NOC)	Ip Phone		[****]*	Units

Corporate Deskside Support			TBD	TBD

Server / Storage Operations - Systems Operations Center (SOC)	Windows		[****]*	Instances
Server / Storage Operations - Systems Operations Center (SOC)	Linux		[****]*	Instances
Server / Storage Operations - Systems Operations Center (SOC)	Unix		[****]*	Instances
Server / Storage Operations - Systems Operations Center (SOC)	SAN Storage		[****]*	Arrays
Server / Storage Operations - Systems Operations Center (SOC)	Backup Capacity		[****]*	No. of servers being backed up/month
Server / Storage Operations - Systems Operations Center (SOC)	Web (IIS / Apache)		[****]*	Sites
Server / Storage Operations - Systems Operations Center (SOC)	New Jobs scheduling		[****]*	New jobs/month
Server / Storage Operations - Systems Operations Center (SOC)	SQL Instances		[****]*	Installations
Server / Storage Operations - Systems Operations Center (SOC)	Oracle Instances		[****]*	Instances
Server / Storage Operations - Systems Operations Center (SOC)	Batch Jobs		[****]*	Job executions
Server / Storage Operations - Systems Operations Center (SOC)	Batch Job Failure Rate		[****]*	Job executions failure
Server / Storage Operations - Systems Operations Center (SOC)	Web ( WebSphere/Web logic)		[****]*	Web Logic & WebSpehere instance
Server / Storage Operations - Systems Operations Center (SOC)	MaX DB Instances		[****]*	Instances
Server / Storage Operations - Systems Operations Center (SOC)	Teradata Instances		[****]*	Instances

	Delivery Location	Language
Corporate & Retail Service Desk Operations	Mexico	Brazilian Portuguese	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Mexico	Latin Spanish	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Pune	English	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	Dutch	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	French	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	German	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	Italian	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	Polish	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	Portuguese	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	Spanish	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	Turkish	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	Russian	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Romania	Czech	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Bahasa	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Japanese	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Korean	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Mandarin / Simplified Chinese	[****]*	No. of Users
Corporate & Retail Service Desk Operations	Shanghai	Tagalog	[****]*	No. of Users

Exhibit 4.3- Pricing Tables - Information Technology - Infrastructure Retail
Global Pricing Exhibit

A) Pricing Table: Cost per store

Activities:	Region:	Country:	Price per Store per Year (USD) - Owned & Operated and Franchised Stores	# of Owned & Operated and Franchised Stores	Price per Dispatch to O&O & Franchised Stores (USD)	# Dispatches Per Year Per Store (O&O and Franchised Stores)	Price Per Store Installation	Number of Installations
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Retail Store Services	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5		Year 1	Year 2	Year 3	Year 4	Year 5

Total Pass Through Cost Per Year	$—	$—	$—	$—	$—

C) Overall Cost: Total FTE and Pass Through Costs Per year
	Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

D) Annual Volume

	[****]*	[****]*	[****]*	Store Open, Close, Remodel	Total	Total +10%
Break Fix	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
IMAC	[****]*	[****]*	[****]*		[****]*	[****]*
DSS	[****]*	[****]*	[****]*		[****]*	[****]*
Store Opening	[****]*	[****]*	[****]*		[****]*	[****]*
					[****]*	[****]*

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT*
By and Between
Levi Strauss & Co.
And
Wipro Limited
November 7, 2014
Exhibit 4
Pricing Tables
Attachment 4.1.4
Customer Services

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1.4 - Pricing Tables - Customer Service
[****]* Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Order Management	[****]*	[****]*	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	[****]*	[****]*	[****]*	[****]*	[****]*
Dispute Management	[****]*	[****]*	[****]*	[****]*	[****]*
Returns	[****]*	[****]*	[****]*	[****]*	[****]*
Reporting	[****]*	[****]*	[****]*	[****]*	[****]*
Other Customer Services Activities	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Order Management	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	[****]*	[****]*	[****]*
Dispute Management	[****]*	[****]*	[****]*
Returns	[****]*	[****]*	[****]*
Reporting	[****]*	[****]*	[****]*
Other Customer Services Activities	[****]*	[****]*	[****]*

C) Productive Hours

Productive Hours		[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Order Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Dispute Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Returns	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Reporting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Other Customer Services Activities	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined							TBD	TBD	TBD	TBD	TBD
Outbound Calls & Call Forwarding - Solution to be defined							TBD	TBD	TBD	TBD	TBD

Total Pass Through Cost Per Year		$—	$—	$—	$—	$—

F) Overall Cost: Total FTE and Pass Through Costs Per year
		Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year		[****]*	[****]*	[****]*	[****]*	[****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Order Management	TBD	TBD
Preliminary Order Processing (POP)	TBD	TBD
Dispute Management	TBD	TBD
Returns	TBD	TBD
Reporting	TBD	TBD
Other Customer Services Activities	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Order Management	[****]*	[****]*
Preliminary Order Processing (POP)	TBD	TBD
Dispute Management	TBD	TBD
Returns	TBD	TBD
Reporting	TBD	TBD
Other Customer Services Activities	TBD	TBD

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1.4 - Pricing Tables - Customer Service
[****]* Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Order Management	[****]*	[****]*	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	[****]*	[****]*	[****]*	[****]*	[****]*
Dispute Management	[****]*	[****]*	[****]*	[****]*	[****]*
Returns	[****]*	[****]*	[****]*	[****]*	[****]*
Reporting	[****]*	[****]*	[****]*	[****]*	[****]*
Other Customer Services Activities	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Order Management	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	[****]*	[****]*	[****]*
Dispute Management	[****]*	[****]*	[****]*
Returns	[****]*	[****]*	[****]*
Reporting	[****]*	[****]*	[****]*
Other Customer Services Activities	[****]*	[****]*	[****]*

C) Productive Hours

Productive Hours		[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Order Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Dispute Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Returns	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Reporting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Other Customer Services Activities	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined							TBD	TBD	TBD	TBD	TBD
Outbound Calls & Call Forwarding - Solution to be defined							TBD	TBD	TBD	TBD	TBD

Total Pass Through Cost Per Year		$—	$—	$—	$—	$—

F) Overall Cost: Total FTE and Pass Through Costs Per year
		Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year		[****]*	[****]*	[****]*	[****]*	[****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Order Management	TBD	TBD
Preliminary Order Processing (POP)	TBD	TBD
Dispute Management	TBD	TBD
Returns	TBD	TBD
Reporting	TBD	TBD
Other Customer Services Activities	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Order Management	[****]*	Orders including "at once" and "pre-book" orders . TBC during TA/KA
Preliminary Order Processing (POP)	TBD	TBD
Dispute Management	TBD	TBD
Returns	[****]*	Returns
Reporting	TBD	TBD
Other Customer Services Activities	TBD	TBD

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1.4 - Pricing Tables - Customer Service
[****]* Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Order Management	[****]*	[****]*	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	[****]*	[****]*	[****]*	[****]*	[****]*
Dispute Management	[****]*	[****]*	[****]*	[****]*	[****]*
Returns	[****]*	[****]*	[****]*	[****]*	[****]*
Reporting	[****]*	[****]*	[****]*	[****]*	[****]*
Other Customer Services Activities	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Order Management	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	[****]*	[****]*	[****]*
Dispute Management	[****]*	[****]*	[****]*
Returns	[****]*	[****]*	[****]*
Reporting	[****]*	[****]*	[****]*
Other Customer Services Activities	[****]*	[****]*	[****]*

C) Productive Hours

Productive Hours		[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Order Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Preliminary Order Processing (POP)	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Dispute Management	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*	—
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Returns	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Reporting	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
Other Customer Services Activities	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5
Mailroom & Scanning - Solution to be defined							TBD	TBD	TBD	TBD	TBD
Outbound Calls & Call Forwarding - Solution to be defined							TBD	TBD	TBD	TBD	TBD

Total Pass Through Cost Per Year		$—	$—	$—	$—	$—

F) Overall Cost: Total FTE and Pass Through Costs Per year
		Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year		[****]*	[****]*	[****]*	[****]*	[****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Order Management	TBD	TBD
Preliminary Order Processing (POP)	TBD	TBD
Dispute Management	TBD	TBD
Returns	TBD	TBD
Reporting	TBD	TBD
Other Customer Services Activities	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Unit of Measurement
Order Management	[****]*	Orders (EDI & Manual)
Preliminary Order Processing (POP)	TBD	TBD
Dispute Management	TBD	TBD
Returns	[****]*	Returns
Reporting	TBD	TBD
Other Customer Services Activities	TBD	TBD

CONFIDENTIAL
EXECUTION VERSION

Exhibit 4.1.4 - Pricing Tables - Customer Service
Volume Details

A) [****]*

Below are sales document count and split of manual orders, volumes are only for [****]* region it doesn’t include [****]* and [****]* volumes
[****]*							[****]*
	Total Ordered Units - Manual Orders			Manual Sales Docs Count				Total Ordered Units - Manual Orders			Manual Sales Docs Count
Month	2013	2014		2013	2014		Month	2013	2014		2013	2014
Jan	[****]*	[****]*		[****]*	[****]*		Jan	[****]*	[****]*		[****]*	[****]*
Feb	[****]*	[****]*		[****]*	[****]*		Feb	[****]*	[****]*		[****]*	[****]*
Mar	[****]*	[****]*		[****]*	[****]*		Mar	[****]*	[****]*		[****]*	[****]*
Apr	[****]*	[****]*		[****]*	[****]*		Apr	[****]*	[****]*		[****]*	[****]*
May	[****]*	[****]*		[****]*	[****]*			[****]*	[****]*		[****]*	[****]*
Jun	[****]*	[****]*		[****]*	[****]*		Jun	[****]*	[****]*		[****]*	[****]*
Jul	[****]*	[****]*		[****]*	[****]*		Jul	[****]*	[****]*		[****]*	[****]*
Aug	[****]*	[****]*		[****]*	[****]*		Aug	[****]*	[****]*		[****]*	[****]*
Sep	[****]*	[****]*		[****]*	[****]*		Sep	[****]*	[****]*		[****]*	[****]*
Oct	[****]*	[****]*		[****]*	[****]*		Oct	[****]*	[****]*		[****]*	[****]*
Nov	[****]*	[****]*		[****]*	[****]*		Nov	[****]*	[****]*		[****]*	[****]*
Dec	[****]*	[****]*		[****]*	[****]*		Dec	[****]*	[****]*		[****]*	[****]*
Total	[****]*	[****]*		[****]*	[****]*		Total	[****]*	[****]*		[****]*	[****]*

B) [****]*

Orders volumes are for the time window NOV, 28, 2013 - OCT, 14, 2014 (for detailed split by order type please refer to attached spreadsheet)
Return Orders are for the time window NOV, 28, 2013 - Sep,30, 2014
Credit note volumes are [****]* a year, this may be subject to increase once all customer claims are entered via dispute tool in alignment with [****]* process. Split by region is not available

Sales Doc / Orders	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	Total:
At Once Orders:	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Pre Book Orders	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Totals	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Returns	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	Total:
Returns Count	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

C) [****]* (FY 2013)

Below are sales documents volumes (FY2013) for [****]* regions all countries

Sales Order Type	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Standard Orders	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Contracts	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Free Goods/Samples	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

CONFIDENTIAL
EXECUTION VERSION

Returns	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Grand Total	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

Sales Order Type	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Standard Orders	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Contracts	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Free Goods/Samples	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Returns	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*
Grand Total	[****]*	[****]*	[****]*	[****]*	[****]*	[****]*

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 4
Pricing Tables

Attachment 4.1.5
Consumer Relations

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY
Exhibit 4.1.5 - Pricing Tables - Consumer Relations
[****]* Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Contact Handling & Resolution	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Contact Handling & Resolution	$ [****]*	$ [****]*	$ [****]*

C) Productive Hours

Productive Hours		[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Contact Handling & Resolution	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5
Outbound Calls & Call Forwarding - Solution to be defined							TBD	TBD	TBD	TBD	TBD

Total Pass Through Cost Per Year		$—	$—	$—	$—	$—

F) Overall Cost: Total FTE and Pass Through Costs Per year
		Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year		$ [****]*	$ [****]*	$ [****]*	$ [****]*	$ [****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Contact Handling & Resolution	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Contact Handling & Resolution	TBD	TBD

CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY
Exhibit 4.1.5 - Pricing Tables - Consumer Relations
[****]* Pricing Exhibit

A) Annual Productivity Gains

Activities:	Year 1	Year 2	Year 3	Year 4	Year 5
Contact Handling & Resolution	[****]*	[****]*	[****]*	[****]*	[****]*

B) Pricing Table - Cost Per Hour FTE

Activities:	On shore	Offshore	Nearshore
Contact Handling & Resolution	$ [****]*	$ [****]*	$ [****]*

C) Productive Hours

Productive Hours		[****]*

D) Personnel Projection Matrix (including annual productivity gain)

Activities		Year 1	Year 2	Year 3	Year 4	Year 5
Contact Handling & Resolution	On shore	[****]*	[****]*	[****]*	[****]*	[****]*
	Offshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Nearshore	[****]*	[****]*	[****]*	[****]*	[****]*
	Total FTE Per Year	[****]*	[****]*	[****]*	[****]*	[****]*

E) Pass Through Expenses
Baseline Volume:
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 1	Year 2	Year 3	Year 4	Year 5
Outbound Calls & Call Forwarding - Solution to be defined							TBD	TBD	TBD	TBD	TBD

Total Pass Through Cost Per Year		$—	$—	$—	$—	$—

F) Overall Cost: Total FTE and Pass Through Costs Per year
		Year 1	Year 2	Year 3	Year 4	Year 5
Total On-going + Pass Through Cost Per Year		$ [****]*	$ [****]*	$ [****]*	$ [****]*	$ [****]*

G) FTE Increment

Activities:	Volume Per FTE	Unit of Measurement
Contact Handling & Resolution	TBD	TBD

H) Annual Volume

Activities:	Annual Volume	Units of Measurement
Contact Handling & Resolution	TBD	TBD

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 4
Pricing Tables

Attachment 4.1.6
Termination Charges

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY
Exhibit 4.1.6 - Pricing Tables - Termination Charges
From Sept 18, 2014 Due Diligence

	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12
Year 1	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*
Year 2	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*
Year 3	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*
Year 4	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*
Year 5	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*	[**** ]*

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 5
GOVERNANCE

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

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EXECUTION VERSION

1.	Introduction		1
	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1
2.	Relationship Management		1
	2.1	Framework	1
	2.2	Facilitation of Relationship	1
	2.3	Relationship Management Teams	2
	2.4	Annual Review	2
	2.5	Meeting Location, Agenda and Minutes	2
3.	Agreement Governance		2
	3.1	Overall	2
	3.2	Executive Steering Committee	2
	3.3	Quarterly Business Review	3
	3.4	Annual Strategic Review	4
	3.5	Service Performance Meetings	4
	3.6	Overall Contractor Facilitation Meetings	5
4.	Service Category Governance		5
	4.1	General	5
	4.2	Additional Key Roles	5
	4.3	Service Category Regional Tower Lead Committee Meeting	5
	4.4	Global Process Lead Meetings	6
	4.5	Core Team Review: Internal & External	7
	4.6	Service Level Review	7
	4.7	Weekly Function Update	8
	4.8	Daily Process Update	8
5.	Service Delivery Processes.		8
	5.1	Overall Processes; Process Improvement	8
	5.2	Process for Transformation of Service Delivery Processes	9
	5.3	Process Improvement	9
6.	Acceptance		9
	6.1	Acceptance Criteria and Testing	9
	6.2	Failure to Pass Acceptance Testing	10
	6.3	Acceptance	10
7.	Contract Change Process.		11
	7.1	In General	11
	7.2	Contract Change Request Notices	11
	7.3	Contract Change Request Log	12
	7.4	Coordination	12

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7.5	Prioritization of Contract Changes	12
7.6	Non-Chargeable Contract Change	12

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1.	INTRODUCTION.

1.1	Purpose. This Exhibit describes the governance framework to be established by LS&Co. and Supplier to manage the relationship between them.

1.2
References. References to an “Attachment,” “Appendix,” “Section” or “Article” shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this “Exhibit” includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated. The following terms shall have the meaning set out below:

(a)	“Acceptance Testing Period” has the meaning given in Section 6.3.

(b)	“Annual Review” has the meaning given in Section 2.4.

(c)	“Contract Change Log” has the meaning given in Section 7.3.

(d)	“Contract Change Request” has the meaning given in Section 7.2.

(e)	“Contractor Facilitation Meeting” has the meaning given in Section 3.6.

(f)	“Nonconformity” has the meaning given in Section 6.2.

(g)	“Process Improvement Team” has the meaning given in Section 5.3.

(h)	“Regional Service Delivery Manager” has the meaning given in Section 4.2(a).

(i)	“Service Category Regional Tower Lead Committee” has the meaning given in Section 4.3.

(j)	“Supplier Delivery Processes” has the meaning given in Section 5.1.

2.	RELATIONSHIP MANAGEMENT.

2.1
Framework. The governance framework detailed herein provides a set of principles, guidelines and processes for the management of the relationship between the Parties and establishes the key regular meetings to be instituted by the Parties. The framework establishes governance process at an Agreement level as well as for each Service Category.

2.2
Facilitation of Relationship. The governance framework is designed to encourage a productive working relationship between the Parties and establish the basis within which the Parties can manage the provision of the Services by Supplier, identify issues early and manage and resolve the challenges that may arise from time to time. Additionally, the governance framework is intended to encourage alignment between the Services and the

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strategic objectives of LS&Co. In order to foster such a relationship each Party shall: (a) appoint and utilize governance personal with the appropriate communication, interpersonal and management skills; (b) establish effective communication at all levels; (c) work towards an open relationship between the respective team members that is consistent with the nature of the engagement; and (d) foster mutual trust, understanding and openness consistent with the nature of the engagement.

2.3	Relationship Management Teams. The Parties shall establish and maintain relationship management teams that are necessary to support the performance and delivery of the Services.

2.4
Annual Review. Following the end of each Contract Year, LS&Co. and Supplier (acting respectively through the LS&Co. Governance Executive and the Supplier Governance Executive) shall meet to review jointly the overall operation of the Agreement and the performance of the Services (the “Annual Review”). As part of the Annual Review: (a) the Parties shall review whether the Services continue to meet LS&Co.’s strategic information technology and business requirements; (b) Supplier shall proactively advise and provide guidance to LS&Co. with regard to technology trends relevant to LS&Co.’s business requirements and new technologies which could support LS&Co.’s competitiveness; (c) Supplier shall proactively identify and propose technology, process and performance improvements and gain-share cost reduction opportunities; (d) the Parties shall review Supplier’s performance of the Services; (e) the Parties shall review any disputes arising during the previous 12 months, including any outstanding issues, and identify any appropriate future improvements; and (f) the Parties shall review any other matters reasonably requested by either Party. In preparing for the Annual Review, Supplier shall collate performance and other relevant data relating to the previous 12 months together with such additional reports and information as may reasonably be requested by LS&Co. in order for the Parties to carry out the Annual Review. Within 10 business days following the Annual Review, Supplier shall prepare a report of the results of the Annual Review. LS&Co.’s reasonable comments and changes will be incorporated into such report and the final report will be subject to LS&Co.’s approval.

2.5
Meeting Location, Agenda and Minutes. During the Term, representatives of the Parties shall meet at LS&Co.’s offices with remote representatives participating via teleconference periodically or as requested by LS&Co. to discuss matters arising under the Agreement. Each Party shall bear its own costs in connection with the attendance and participation of such Party’s representatives in such meetings. For each meeting, Supplier shall prepare and distribute an agenda sufficiently in advance of each such meeting to give participants an opportunity to prepare for the meeting. Supplier shall incorporate into such agenda items that LS&Co. desires to discuss. In addition, Supplier shall prepare and circulate minutes promptly after a meeting.

3.	AGREEMENT GOVERNANCE.

3.1	Overall. Overall governance of the Agreement shall be performed in accordance with the following.

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3.2
Executive Steering Committee. Executive Steering Committee meetings shall be held in the manner set forth in the following table, with the first such meeting being held within 2 months after the Effective Date:

Executive Steering Committee Meetings
Frequency	Quarterly or such other time period agreed to by the Parties.
Purpose
•
Provide guidance on overall relationship and strategic direction
•    Review Performance Indicators against previously set goals and meet with specialists and supervisors to gain feedback
•    Approve proposed initiatives
•    Approve recommendations as required
•    Approve Contract Change Requests
•    Discuss and resolve escalated issues

Members
Supplier:
•    Supplier Chief Executive
•    Supplier Governance Executive
•    Supplier Executive Sponsor

LS&Co.:
•    LS&Co. Chief Financial Officer
•    LS&Co. Regional President(s)
•    LS&Co. Chief Information Officer
•    LS&Co. Controller
•    LS&Co. GBS Lead

LS&Co. shall designate one of its representatives on the Executive Steering Committee to act as the chair of the Executive Steering Committee.

3.3
GBS Leadership Team Review. GBS Leadership Team Review meetings shall be held in the manner set forth in the following table, with the first such meeting being held within 3 months after the Effective Date:

GBS Leadership Team Review
Frequency	Quarterly or such other time period agreed to by the Parties.
Purpose	• Review Performance Indicators against previously set goals and meet with specialists and supervisors to gain feedback • Approve proposed initiatives
Members
Supplier:
•    Supplier Chief Executive
•    Supplier Executive Sponsor
•    Supplier Governance Executive

LS&Co.:
•    LS&Co. Chief Information Officer
•    LS&Co. Global Controller
•    LS&Co. GBS Lead
•    LS&Co. Chief Human Resource Officer
•    LS&Co. Transition Lead

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GBS Leadership Team Review
• LS&Co. Customer Service Lead

3.4
Annual Strategic Review. Annual Strategic Review meetings shall be held in the manner set forth in the following table, with the first such meeting being held within 12 months after the Effective Date:

Annual Strategic Review
Frequency	Annually or such other time period agreed to by the Parties.
Purpose	• Review Performance Indicators against previously set goals and meet with specialists and supervisors to gain feedback • Approve proposed initiatives • Establish program goals for the upcoming year
Members	Supplier: • Supplier Chief Executive • Supplier Executive Sponsor • Supplier Governance Executive LS&Co.: • LS&Co. Chief Executive Officer • LS&Co. Chief Financial Officer • LS&Co. GBS Lead

3.5
Service Performance Meetings. The Parties shall establish regular meetings to review Supplier’s overall performance, delivery of the Services, and financial performance. Within 30 days of the Effective Date, the LS&Co. Governance Executive and the Supplier Governance Executive shall appoint appropriate representatives to participate in the service performance meetings, which shall also include the members listed in the table below. Service performance meetings shall be held in the manner set forth in the following table, with the first such meeting being held within 1 month after the first Commencement Date.

GBS Core Team
Frequency	Monthly or such other time period agreed to by the Parties.
Purpose	• Review Performance Indicators against previously set goals and meet with specialists and supervisors to gain feedback • Discuss and resolve escalated issues; escalated as needed
Members	Supplier: • IT Lead • Finance Lead • HR Solutions Lead • Customer Service Lead • Consumer Relations Lead • Supplier Governance Executive LS&Co.:

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GBS Core Team

•    LS&Co. IT Lead
•    LS&Co. Finance Lead
•    LS&Co. HR Solutions Lead
•    LS&Co. Customer Service Lead
•    LS&Co. Change Management Lead
•    LS&Co. Transition Lead
•    LS&Co. Offshore Lead
•    LS&Co. Continuous Improvement
•    LS&Co. Performance Management

LS&Co. shall designate one of its representatives on the Service Performance Meeting to act as the chair of the Service Performance Meeting

3.6
Overall Contractor Facilitation Meetings. Supplier shall attend meetings set up by LS&Co. to promote cooperation amongst Supplier and LS&Co. Third Party Contractors (each, a “Contractor Facilitation Meeting”). Contractor Facilitation Meetings shall be held as reasonably directed by LS&Co.

Contractor Facilitation Meetings
Frequency	Quarterly or such other time period agreed to by the Parties.
Purpose	• To bring together Supplier, LS&Co. Third Party Contractors and LS&Co. to review and set future strategies • Review and resolved any escalated cross-supplier coordination issues
Members	Supplier: • Supplier Governance Executive LS&Co.: • LS&Co. Governance Executive • Participants from LS&Co. Third Party Contractors, as invited by LS&Co.

4.	SERVICE CATEGORY GOVERNANCE.

4.1	General. Governance of each Service Category shall be performed in accordance with the following.

4.2	Additional Key Roles. With respect to each Service Category, Supplier shall appoint members of Supplier’s relationship management team to fulfill the following roles:

(a)
Regional Service Delivery Manager: Supplier shall assign an individual acceptable to LS&Co. to act as the delivery manager for each Service Category (each such individual, a “Regional Service Delivery Manager”). Each Regional Service Delivery Manager shall be responsible for all matters relating to Supplier’s performance of the Services for the applicable Service Category.

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4.3
Service Category Regional Tower Lead Committee Meeting For each Service Category (or grouping of Service Categories agreed to by the Parties), the Parties shall establish a committee to oversee the performance and delivery of the Services in that Service Category (each, a “Service Category Regional Tower Lead Committee”). Service Category Regional Tower Lead Committee meetings for each Service Category shall be held in the manner set forth in the following table, with the first such meeting being held within 2 months after the Effective Date:

Service Category Regional Tower Lead Committee Meetings (regional tower meeting for each functional tower, 4 separate meetings)
Frequency	Quarterly or such other time period agreed to by the Parties.
Purpose
•    Review high-level account status and performance for the applicable Service Category
•    Conduct annual and long-term strategizing and planning with respect to the applicable Service Category
•    Provide a strategic outlook for LS&Co. requirements for the applicable Service Category

Members
Supplier:
•    Supplier Regional Tower Lead
•    Primary Supplier representative for the applicable Service Category

LS&Co.:
•    LS&Co. Regional Tower Lead (e.g., [****]*)
•    Primary LS&Co. representative for the applicable Service Category

LS&Co. shall designate one of its representatives on each Service Category Regional Tower Lead Committee to act as the chair of that Service Category Regional Tower Lead Committee

Supporting Activities
Supplier shall provide performance and other information necessary for the Service Category Regional Tower Lead Committee meeting. Such information shall include a summary of the past six months’ performance for the applicable Service Category, including with respect to:
•    Service Levels
•    Supplier’s compliance with the Agreement
•    Achievements and issues
•    Charges

4.4
Global Process Lead Meetings. Global Process Lead Meetings shall be held in the manner set forth in the following table, with the first such meeting being held within 3 months after the Effective Date:

Global Process Lead Meeting
Frequency	Quarterly or such other time period agreed to by the Parties.
Purpose
•    Review process performance by Region, set global process goals, and develop remediation strategies
•    Facilitates the sharing of best practices
•    Discuss process standardization opportunities and develop implementation

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Global Process Lead Meeting
plans, as appropriate
Members	Supplier: • Supplier Process Leads LS&Co.: • LS&Co. Process Leads

4.5
Core Team Review: Internal & External. For each Service Category (or grouping of Service Categories agreed to by the Parties), the Parties shall establish regular meetings to review the performance and delivery of the Services in that Service Category. Within 30 days of the Effective Date, the LS&Co. Governance Executive and the Supplier Governance Executive shall, for each Service Category (or grouping of Service Categories agreed to by the Parties), appoint appropriate representatives to participate in that Core Team Review: Internal & External, which shall also include the members listed in the table below. Each Core Team Review: Internal & External shall be held in the manner set forth in the following table, with the first such meeting being held in the week immediately following the applicable Commencement Date:

Core Team Review: Internal & External
Frequency	Weekly or such other time period agreed to by the Parties.
Purpose	• LS&Co. and Supplier provide overall delivery/performance updates • Raise issues identified during internal review • Planning/scheduling of resolutions
Members
Supplier:
•    Supplier Tower Leads
•    Supplier Transition Leads

LS&Co.:
•    LS&Co. Customer Service Lead
•    LS&Co. Information Technology Lead
•    LS&Co. Human Resources Lead
•    LS&Co. Financial Lead
•    LS&Co. Transition Lead

4.6
Service Level Review. Service Level Review meetings shall be held in the manner set forth in the following table, with the first such meeting being held in the week immediately following the applicable Commencement Date:

Service Level Review
Frequency	Weekly or such other time period agreed to by the Parties.
Purpose	• Review performance indicators, quality scores and trends to inform ongoing activities
Members	Supplier: • Supplier Global Tower Leads • Supplier Regional Tower Leads

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Service Level Review
LS&Co.: • LS&Co. Global Tower Leads • LS&Co. Regional Tower Leads • LS&Co. Performance Management Lead

4.7
Weekly Function Update Weekly Function Update meetings shall be held in the manner set forth in the following table, with the first such meeting being held in the week immediately following the applicable Commencement Date:

Weekly Function Update
Frequency	Weekly or such other time period agreed to by the Parties.
Purpose	• Review Performance Indicators, quality scores and plans for improvement across areas • Identify risks/issues across areas • Tracking and status updates of previously identified issues/resolutions
Members	Supplier: • Supplier Global Tower Leads • Supplier Regional Tower Leads LS&Co.: • LS&Co. Global Tower Leads • LS&Co. Regional Tower Leads

4.8
Daily Process Update Daily Process Update meetings shall be held in the manner set forth in the following table, with the first such meeting being held in the week immediately following the applicable Commencement Date:

Daily Process Update
Frequency	Daily or such other time period agreed to by the Parties.
Purpose
•    Review Performance Indicators, quality scores and plans for improvement specific to process & Area
•    Identify risks / issues across Areas
•    Tracking and status updates of previously identified issues/resolutions

Members	Supplier: • Supplier Regional Tower Leads • Supplier Tower Working Teams LS&Co.: • LS&Co. Regional Tower Leads • LS&Co. Tower Working Teams

5.	SERVICE DELIVERY PROCESSES.

5.1	Overall Processes; Process Improvement. Supplier acknowledges that key factors in LS&Co. proceeding with the Agreement include (a) the level and quality of the processes

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used as part of the delivery of Services (“Service Delivery Processes”) that Supplier will use in support of the LS&Co. account; and (b) Supplier’s commitment to enhance, evolve and improve the quality and efficiency of the Service Delivery Processes. As part of its ongoing enhancement and improvement of the Service Delivery Processes, Supplier shall perform an annual analysis of the then applicable Service Delivery Processes to identify target areas for improving the efficiency and quality of the Service Delivery Processes, including: (a) areas for process improvements and improved business outcomes; (b) differences between the Service Delivery Processes then in use and Supplier’s recommended best of breed Service Delivery Processes; (c) differences between the industry best practices for the applicable Service Delivery Process and those currently in use; (d) areas of Service Delivery Process duplication and Service Delivery Process inefficiency; (e) Supplier’s proposal for transforming the Service Delivery Processes in accordance with Supplier’s recommendations in sub-clauses (a)-(d); and (f) such other material related to the Service Delivery Processes as is reasonably requested by LS&Co. Supplier shall report on the outcomes of its Service Delivery Process analysis as part of the Annual Strategic Review meetings.

5.2
Process for Transformation of Service Delivery Processes. Following completion of the annual Service Delivery Process review the Parties shall work together to agree upon a detailed plan and process for the transformation of the Service Delivery Process for each of the Services, which plan shall address: (a) how the Services will be performed by Supplier on and from the Commencement Date, (b) how the Service Delivery Processes for each Service will be transitioned to Supplier; (c) how the Service Delivery Processes for each Service will be transformed by Supplier, (d) how the applicable LS&Co. Agents will be involved in the detailed transition and transformation of the Service Delivery Processes; and (e) such other items related to the Service Delivery Processes that are reasonably required by LS&Co. There will be no increase to the Charges or Transition Charges for the transition and transformation of the Service Delivery Processes.

5.3
Process Improvement. Without limiting the foregoing, Supplier shall establish a team of at least 5 FTEs (the “Process Improvement Team”) with responsibility for monitoring and evaluating the Services and identifying and recommending process improvements and process automations. The Process Improvement Team will consist of Supplier Staff trained in maintaining quality and implementing process improvement initiatives to the provision of Services for LS&Co. during the Term. Members of the Process Improvement Team will have suitable background, training, skills and qualifications. The Process Improvement Team will meet on a quarterly basis, or more often as mutually agreed to by the Parties and will report on its activities and present its recommendations to the Executive Steering Committee or the applicable Service Category Regional Tower Lead Committee, as directed by LS&Co., following each such meeting.

6.	ACCEPTANCE.

6.1
Acceptance Criteria and Testing. The Parties shall agree the acceptance testing criteria and procedures for any Deliverable that require acceptance testing with respect to a Deliverable that requires acceptance testing. LS&Co. shall use reasonable efforts to

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begin acceptance testing within 10 days (or such other time period agreed to by the Parties) after Supplier notifies LS&Co. that the applicable Deliverable is ready for testing; unless LS&Co. provides Supplier with notice stating that LS&Co. requires additional time to begin acceptance testing, in which case acceptance testing shall begin by the date specified in such notice. Supplier shall, at no additional cost to LS&Co., provide support, assistance and consultation as may be reasonably necessary to facilitate LS&Co.’s acceptance testing.

6.2
Failure to Pass Acceptance Testing. LS&Co. shall notify Supplier if a Deliverable fails to conform to the applicable acceptance criteria (each such failure, a “Nonconformity”) and provide Supplier with reasonable detail (to the extent possible) of such Nonconformity. Upon such notice, Supplier shall promptly correct, at no additional charge to LS&Co., the Nonconformity (and any other problems with such Deliverable of which Supplier has knowledge). Until the earlier to occur of: (a) LS&Co.’s acceptance of the Deliverable; or (b) the date specified in the agreed to schedule for completion of such Deliverable, LS&Co. will continue to (i) perform acceptance tests of further versions of the Deliverable submitted by Supplier for testing and (ii) cooperate in good faith with Supplier in addressing any Nonconformity. If, in LS&Co.’s reasonable discretion, the Deliverable fails to pass the applicable acceptance tests by the date agreed to for their completion, LS&Co. may, at its option: (w) give Supplier additional time to correct the deficiencies; (x) accept any Deliverable that meets the applicable acceptance criteria and return the nonconforming Deliverable or reject the nonconforming Deliverable for a reasonable refund of amounts paid to Supplier for such rejected Deliverable together with any accepted Deliverable whose functionality or value is impaired because of such rejection; (y) accept the nonconforming Deliverable, subject to a reasonable price adjustment; or (z) terminate the applicable Services or the Agreement and seek LS&Co.’s other available remedies.

6.3
Acceptance. Upon completion of the acceptance tests to LS&Co.’s reasonable satisfaction, LS&Co. will issue a certificate of acceptance or other written documentation indicating that LS&Co. has accepted the applicable Deliverable. Acceptance testing for a Deliverable that requires acceptance testing shall be completed within the period prescribed in the applicable Work Order or the Transition Plan, unless in each case: (a) LS&Co. provides Supplier with notice stating that LS&Co. requires additional time for acceptance testing, in which case the period for acceptance testing shall be extended by the period set forth in such notice for such Deliverable; or (b) the Deliverable has in LS&Co.’s reasonable discretion failed to meet the applicable Acceptance Criteria (the “Acceptance Testing Period”). If LS&Co. fails to communicate the results of the acceptance testing to Supplier upon expiration of the applicable Acceptance Testing Period (that is, LS&Co. does not accept the Deliverable or provide information with respect to any Nonconformities identified in the Deliverable), Supplier shall notify the LS&Co. Governance Executive of such failure to accept the Deliverable (or of LS&Co.’s failure to provide notice of any Nonconformity), which notice shall provide sufficient detail for the LS&Co. Governance Executive to identify the Deliverable, the applicable Acceptance Testing Period and the LS&Co. personnel or agent responsible for accepting or rejecting the Deliverable. Upon receipt of a valid notice pursuant to this Section 6.3, a Deliverable shall be deemed accepted 15 business days after receipt of that notice by the

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LS&Co. Governance Executive, unless LS&Co. communicates to Supplier any Nonconformity in the Deliverable within the 15 business day time period. Upon the communication of any Nonconformity, Supplier shall promptly correct, at no additional charge to LS&Co., the Nonconformity (and any other problems with such Deliverable of which Supplier has knowledge) in accordance with the requirements of Section 6.2 and resubmit that Deliverable for acceptance testing in accordance with the requirements of this Section 6.

7.	CONTRACT CHANGE PROCESS.

7.1
In General. Contract Changes shall be managed in accordance with Section 10.6 of the Agreement and the change process detailed in this Section 7. Prior to proposing any Contract Change, Supplier shall determine whether that proposed Contract Change is within the scope of the Services (and if so, such proposed change will be considered part of the Services and not considered a Contract Change) or constitute a Contract Change. Supplier shall not implement any Contract Change until LS&Co. and Supplier have agreed upon the terms for such Contract Change and Parties have executed the Contract Change Request. Any Contract Change implemented by Suppler without such advance agreement to terms and written authorization shall be deemed part of the Services without incremental charge. Any Contract Change authorized by LS&Co. in accordance with this Section 7 shall become part of the Services and shall be subject to the terms and conditions of the Agreement unless and only to the extent the Parties agree otherwise.

7.2
Contract Change Request Notices. A Party may request a Contract Change by submitting a change request form (substantially in the form and format set forth in the Operations Manual) to the other Party (“Contract Change Request”). Within 10 days of Supplier’s receipt of a Contract Change Request from LS&Co. (or at or prior to the submission of a Contract Change Request to LS&Co. by Supplier), Supplier shall, at no additional cost or expense to LS&Co., prepare a detailed proposal (substantially in the form and format set forth in the Operations Manual) which shall: (a) specify the steps and requirements necessary to implement the Contract Change set forth in the Contract Change Request; (b) contain an impact analysis of the Contract Change that shall include an indication of the effect of the proposed Contract Change on the Services and the Service Levels (the impact analysis shall specify if Supplier reasonably considers that the proposed Contract Change will materially affect its ability to continue to perform the Services in accordance with the Service Levels after the implementation of the proposed Contract Change); (c) specify the relative priority of the Contract Change Request; (d) identify the different roles, responsibilities and actions that will be assumed and taken by the Parties to implement the Contract Change Request, including transition timelines and transition plans, milestones, delivery dates, new or adjusted Service Levels, staffing and Supplier Staff, description of new software and/or equipment to be utilized, training and communication with respect to implementation of the Contract Change Request, and any evaluation testing, development and acceptance criteria applicable to such Contract Change Request; (e) contain a cost estimate (to the extent of any additional or increased cost) and allocate responsibility for such cost (if any) to the appropriate Party; (f) contain a detailed description of the Services to be provided or removed, and any impact on the Service Levels; and (g) such further information as LS&Co. may reasonably request in

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order to substantiate the impact of the proposed Contract Change. Each cost estimate shall reflect the total cost of the Contract Change Request, and shall include a breakdown of the proposed charges (both one-off and on-going) for making the Contract Change, which breakdown shall show: (i) the reduction to the Charges, any additional charges, or one-off charges which are proposed as a result of the Contract Change or cessation of any existing Services; (ii) any charges for any agreed additional process training; (iii) any other relevant costs; (iv) the increase to the Charges and additional charges which are being proposed as a result of the introduction or addition of new processes or Services or, where applicable, the alteration of any existing Services; and (v) details of the term of the proposed charges.

7.3
Contract Change Request Log. Supplier will maintain an historical log (“Contract Change Log”) of all Contract Change Requests (whether or not implemented) throughout the Term. The Contract Change Log shall include, at a minimum, the following level of detail: (a) control number and date of the Contract Change Request; (b) name of the Party submitting the Contract Change Request; (c) a brief description of the Contract Change Request; (d) the current status of the Contract Change Request; and (e) the date of the Contract Change Request. The status of the Contract Change Request at any stage in the Contract Change Process will be categorized as one of the following: (i) Open (the Contract Change Request has been created and registered); (ii) In Review (a response to the Contract Change Request has been created and is being reviewed pending approval to proceed); (iii) Approved (the Parties have agreed to expend the resources to implement the Contact Change Request, and the Contract Change Request is awaiting implementation); (iv) On Hold (the Parties wish to suspend implementation of the Contract Change Request but anticipate the Contract Change Request will be implemented at a later date); (v) Closed (all implementation tasks have been completed, and the Contract Change Request has been implemented); or (vi) Rejected (the Contract Change Request has been closed and not implemented).

7.4
Coordination. Supplier shall track and report to LS&Co. on all Contract Changes implemented by Supplier. Supplier shall coordinate all Contract Changes with LS&Co. (and any third parties designated by LS&Co.) and cooperate with LS&Co. (and any third parties designated by LS&Co.) to ensure that all Contract Changes are made in a consistent and controlled manner so as to minimize any disruption to LS&Co.’s business operations.

7.5
Prioritization of Contract Changes. Despite anything to the contrary in this Section 7, LS&Co. shall have the right from time to time to alter the order of priority of any Contract Change Request or Contract Change.

7.6
Non-Chargeable Contract Change. Notwithstanding the foregoing, no Charges or other amount shall be payable by LS&Co. in connection with a Contract Change to the extent the Contract Change: (a) can be provided by Supplier without Supplier incurring material additional costs or increasing in a material manner the Supplier Staff beyond, in each case, that which is ordinarily used or incurred by Supplier to provide the Services; (b) is a Contract Change for which the cost is explicitly allocated to Supplier under the Agreement; or (c) is determined by the Parties to be non-chargeable.

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MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 6
REPORTS

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1
	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1
2.	Reporting Requirements.		1
	2.1	Provision of Reports	1
	2.2	Report Requirements	1
	2.3	Report Capture	1
	2.4	Tools	1
	2.5	Web Portal	2
3.	Governance Reports.		2
4.	Service Reports.		4
	3.2	Human Resource Services Reports	4
	3.3	Finance Services Reports	4
	3.4	Information Technology Services Reports	5
	3.5	Customer Service Services Reports	5
	3.6	Consumer Relations Services Reports	6

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1.	INTRODUCTION.

1.1	General. This Exhibit sets forth the reports that Supplier shall provide as part of the Services.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	REPORTING REQUIREMENTS.

2.1
Provision of Reports. Supplier shall provide to LS&Co. the reports, data feeds and data files described in this Exhibit and any other reports identified in the Agreement. In addition, Supplier shall provide such other reports as are reasonably requested by LS&Co. from time to time. All reports shall be LS&Co. Data. Supplier will as soon as reasonably practical provide LS&Co. with information about, and answer LS&Co.’s questions in respect of, the Services and other aspects of the Agreement, as LS&Co. may request from time to time.

2.2
Report Requirements. Supplier shall: (a) provide each report in the form and format directed by LS&Co., and include such content as is directed by LS&Co.; (b) provide the reports at the frequency specified in this Exhibit, or where no such frequency is specified, as reasonably required by LS&Co.; and (c) modify the format, content, and frequency of any report as reasonably requested by LS&Co. Each report, data feed and data file shall be provided in electronic format. Supplier shall categorize the information included in such reports, data feeds and data files as requested by LS&Co. from time to time.

2.3
Report Capture. Supplier shall capture all metrics required to provide reports on a continuous basis (unless the report requires that Supplier capture such metrics on a periodic basis or at some specific point in time) and make those metrics available to LS&Co. using real-time reporting tools (to the extent the functionality to provide real-time data is available to Supplier). Supplier shall compile the data to enable LS&Co. to generate reports using the Systems or other systems of LS&Co.; provided that LS&Co. shall be responsible for providing access to archival data as required for Supplier to capture and compile the data.

2.4
Tools. Supplier shall use reporting tools wherever possible to generate the reports and, to the extent necessary to deliver the reports, develop customized, reporting tools. Supplier shall leverage LS&Co.’s and Supplier’s Systems to prepare the reports. Supplier will provide LS&Co. with access to such tools for the purposes of accessing LS&Co. Data,

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provided that such access does not compromise the confidentiality or security of information of Supplier’s other customers stored within such tools.

2.5
Web Portal. Supplier shall provide a web portal that shall act as a host site for business unit reports, procedure manual, service level data, training materials, change management work product. LS&Co. personnel shall be granted access to the web portal.

3.	GOVERNANCE REPORTS.

Report Name	Description	Frequency
Executive/Management Reports
Supplier Staff Report
Detail of headcount and FTEs by delivery center. Report should include:
1.    Processes being supported;
2.    Rank/title of Project staff;
3.    Countries being serviced;
4.    Summary of terminated, voluntary exits, open and hired / promoted positions, attrition % by functional tower ; and
5.    Any other items specifically set forth in the Agreement to be included in this report.
The supplier staffing report is purely on LS&Co.’s request for visibility of staffing.
Quarterly
Service Auditor’s Report as per Section 18.3 of the Agreement
Report on controls for a Service Organization performed by an LS&Co.-approved auditor, an internationally recognized top tier firm (e.g., Big 4). Report covering auditing processes for a 12-month period for each tower for which Supplier and/or Supplier sub-contractors supports LS&Co. as well as IT, general and application-related controls.
Yearly (completed and provided to LS&Co. as per the timelines set forth in Section 18.3 of the Agreement)
SOC Bridge Letter
Letter from Supplier indicating whether there are material changes to the SOC report for the 3 months from the date of the report to LS&Co’s fiscal year end (i.e., the period not covered by that fiscal year’s SOC report).
Yearly
Satisfaction Survey	Output summary report regarding results of the satisfaction survey; raw data from the	Quarterly

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Report Name	Description	Frequency
survey results must be provided upon request. Survey to be developed by the parties during detailed knowledge acquisition.
Quarterly Business Review
Quarterly summary of tactical Service performance, including: performance against Service Levels; highlights of Service delivery; status of major Service issues; and major Project implementation status.
Quarterly summary of strategic relationship performance, including: LS&Co business updates; Supplier business updates; industry trends; new initiatives; and challenges/obstacles/opportunities.
Quarterly
Root Cause Analysis
Report detailing the root cause of any Service Level Failures. This report will also give details of all steps taken to correct the Service Level Failure as well as current status of the Service Level Failure.
Monthly (if needed)
Scorecard Performance Summary
Dashboard summary of key performance metrics (Critical Service Levels and Service Levels) and their attainment showing performance trends, Service Level Failures, and Service Level Credits. Service Levels should be consolidated in a global dashboard with details by entity as well as by Service Category.
Monthly
Invoice Summary Report	Monthly summary setting out, for each country, a description of services, dates, invoices, amount, currency, billed and number of FTEs by Region and function, Projects (if any), etc.	Monthly
Performance Reports
Disaster Recovery / Business Continuity	Report outlining key controls as well as advances in developing and updating the Disaster Recovery Plan.	As detailed in agreed-upon Disaster Recovery Plan, but no less than annually

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Report Name	Description	Frequency
Command Center Report & Back Office Activity
Details regarding internal benchmarks and opportunity assessments as well as a quality control report. Additionally, details of relevant Service Level information, including information on Critical Service Levels and root cause analyses, and will include other ad hoc requests.
Volumetric processing data detailing transactions processed by Service process by activity type (for example, number and type of manual vendor master updates processed).
Monthly/As mutually agreed

4.	SERVICE REPORTS.

4.1	Human Resource Services Reports.

Name	Description	Due Date	Recipients
Scorecard Performance Summary	Dashboard summary of key performance metrics (Critical Service Levels and Service Levels) and their attainment, showing performance trends, Service Level Failures, and Service Level Credits.	10th business date of every month
Volume Analysis Report	Analysis of volume trend and action to be taken for containing it.	10th business date of every month	Tower leads
Service Performance Report	Service Level performance, key highlight and opportunities for improvement.	10th business date of every month	Tower leads
Continuous Improvement	Status of operational improvement initiatives; as mutually agreed	10th business date of every month	Tower leads
Risk and Mitigation Report	List of operational and technical risks along with mitigation/contingency plan.	10th business date of every month	Tower leads

4.2    Finance Services Reports.

Name	Description	Due Date	Recipients
Volume Analysis Report	Analysis of volume trend and action to be taken for containing it.	10th business date of every month	Tower leads

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Name	Description	Due Date	Recipients
Volume Analysis Report	Analysis of volume trend and action to be taken for containing it.	10th business date of every month	Tower leads
Service Performance Report	Service Level performance, key highlight and opportunities for improvement.	10th business date of every month	Tower leads
Continuous Improvement	Status of operational improvement initiatives; as mutually agreed	10th business date of every month	Tower leads
Risk and Mitigation Report	List of operational and technical risks along with mitigation/contingency plan.	10th business date of every month	Tower leads

4.3	Information Technology Services Reports.

Name	Description	Due Date	Recipients
Volume Analysis Report	Analysis of volume trend and action to be taken for containing it.	10th business date of every month	Tower leads
Service Performance Report	Service Level performance, key highlight and opportunities for improvement.	10th business date of every month	Tower leads
Continuous Improvement	Status of operational improvement initiatives; as mutually agreed	10th business date of every month	Tower leads
Risk and Mitigation Report	List of operational and technical risks along with mitigation/contingency plan.	10th business date of every month	Tower leads

4.4	Customer Service Services Reports.

Name	Description	Due Date	Recipients
Volume Analysis Report	Analysis of volume trend and action to be taken for containing it.	10th business date of every month	Tower leads
Service Performance Report	Service Level performance, key highlight and opportunities for improvement.	10th business date of every month	Tower leads
Continuous Improvement	Status of operational improvement initiatives; as mutually agreed	10th business date of every month	Tower leads
Risk and Mitigation Report	List of operational and technical risks along with mitigation/contingency plan.	10th business date of every month	Tower leads

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4.5	Consumer Relations Services Reports.

Name	Description	Due Date	Recipients
Volume Analysis Report	Analysis of volume trend and action to be taken for containing it.	10th business date of every month	Tower leads
Service Performance Report	Service Level performance, key highlight and opportunities for improvement.	10th business date of every month	Tower leads
Continuous Improvement	Status of operational improvement initiatives; as mutually agreed	10th business date of every month	Tower leads
Risk and Mitigation Report	List of operational and technical risks along with mitigation/contingency plan.	10th business date of every month	Tower leads

LS&Co. – Exhibit 6 – Reports	Page 6

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 7
SERVICE LOCATIONS

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

CONFIDENTIAL
NOVEMBER 1, 2014

1.	Introduction		1

	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1

2.	Supplier Service Locations		1

3.	LS&Co. Service Locations		2

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1.	INTRODUCTION.

1.1	General. This Exhibit sets forth the Service Locations approved by the Parties.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	SUPPLIER SERVICE LOCATIONS.
The following table sets forth the list of Supplier Service Locations from which Supplier will be providing Services and the Services that will be provided from each Supplier Service Location. The provision of Services from any other location must be approved by LS&Co. in accordance with Article 9 of the Agreement.

Location	Address	Services
Pune, India	Wipro Limited, [****]*	IT & BPO
Bucharest, Romania	Wipro Technologies S.R.L, [****]*	IT & BPO
Shanghai, China	Wipro (Shanghai) Limited [****]*	IT & BPO
Mexico	Wipro [****]*	IT

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Mexico	Wipro Technologies, S.A. de C.V. [****]*	BPO
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
Vizag, India (Alternate Supplier Service Location)	Wipro Limited [****]*	Alternate Supplier Service Location)
Kochi, India	Wipro Limited [****]*	(Alternate Supplier Service Location)
Manjakkudi, India	Wipro Limited [****]*	(Alternate Supplier Service Location)
Dalian, China	Wipro [****]*	(Alternate Supplier Service Location)
For certain of the Services an alternate Supplier Service Location is specified in the table above. To the extent that Supplier desires to move any of the specified services from the primary Supplier Service Location to the alternate Supplier Service Location specified in the table above, such move must be agreed to by the Parties and such move will be subject to, and in accordance with the requirements in Section 9 of the Agreement. LS&Co. shall not be entitled to any reduction in the Charges with respect to any such move of the applicable (and agreed to) Services to the specified alternate Service Location.

3.	LS&CO. SERVICE LOCATIONS.
The following table sets forth the list of LS&Co. Service Locations from which Supplier will be providing Services and the Services that will be provided from

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each LS&Co. Service Location. The provision of Services from any other location must be approved by LS&Co. in accordance with Article 9 of the Agreement.

Location	Address	Services
San Francisco	Levi Strauss & Co., 1155 Battery St, San Francisco, CA 94111	IT
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*
[****]*	[****]*	[****]*

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MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 8
TRANSITION FRAMEWORK

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
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EXECUTION VERSION

1.	Introduction		1

	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1

2.	Transition		1

	2.1	Transition Methodology	1
	2.2	Transition Plan	1
	2.3	Requirements for Transition Plan	2
	2.4	Requirements for Transition Enablement	2
	2.5	Risk Management and Risk Mitigation	5
	2.6	Completion of Statements of Work and Service Level Definitions	5
	2.7	Knowledge Capture and Cascade	5
	2.8	Training	5
	2.9	LS&Co. Transition Responsibilities	6
	2.10	Existing Projects	6
	2.11	Initial Process Improvement	7

3.	Milestones and Completion Dates		7

	3.1	Completion of Transition Services	7
	3.2	Transition Milestones	7
	3.3	Payment Milestones	7

4.	Overall Transition Approach		11

	4.1	Transition Bundles	11
	4.2	Phases, and Waves	12
	4.3	Definitions of Bundles, Waves and Phases	12

5.	Transition Governance		56

	5.1	Transition Governance Roles	56
	5.2	Change Management	59
	5.3	Status Updates	59
	5.4	Transition Issue Escalation	60
	5.5	LS&Co Transition Governance Roles	60

6.	Transition Meetings		61

	6.1	Transition Meetings in General	61
	6.2	Executive Review Sessions	62
	6.3	Overall Transition Status Meetings	62
	6.4	Service Category Status Meetings	63

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1.	INTRODUCTION.

1.1	Purpose. This Exhibit sets out the approach and methodology that shall apply to the Transition Services.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated. The terms set forth below have the meanings set forth below:

(a)	“Bundle 1” has the meaning given in Section 4.1.

(b)	“Bundle 2” has the meaning given in Section 4.1.

(c)	“In-Flight Project” has the meaning given in Section 2.10.

(d)	“Knowledge Acquisition” has the meaning given in Section 2.4(c).

(e)	“Phase” has the meaning given in Section 4.2.

(f)	“Stabilization” has the meaning given in Section 2.4(g).

(g)	“Wave” has the meaning given in Section 4.2.

2.	TRANSITION.

2.1
Transition Methodology. Supplier shall utilize Supplier’s robust set of guidelines, activities, tasks, tools and industry practices related to the completion of the Transition Services. Supplier’s transition methodology incorporates management elements such as a governance framework, services management, standard processes, a dedicated Transition Services management team, vigorous planning and tracking, and a communication plan tailored to meet the needs of LS&Co. Supplier’s detailed transition methodology is included, and attached, as part of the Transition Plan.

2.2
Transition Plan. Supplier shall prepare the Transition Plan. The high level the Transition Plan is set forth in Attachment 8.1. Supplier shall, promptly after the Effective Date, revise and finalize the Transition Plan for LS&Co.’s review, comment and approval; provided, that the final detailed Transition Plan shall be provided to LS&Co. no later than 10 business days prior to the commencement of Knowledge Acquisition. Supplier shall cooperate and work closely with LS&Co. in finalizing the Transition Plan (including incorporating LS&Co.’s comments). Any subsequent changes to the Transition Plan shall be subject to the approval of the LS&Co. Governance Executive.

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2.3
Requirements for Transition Plan. Supplier’s Transition Plan shall include: (a) a detailed breakdown of the technology, operations and capabilities being transitioned to Supplier; (b) a detailed description of the Transition Services and responsibilities to be performed by Supplier in order for Supplier to properly complete the transition, which shall include a detailed schedule and work plan for all Transition Services to be completed in connection with the transition, including the dates on which each such activity shall be completed; (c) a detailed description of the deliverables to be completed by Supplier, including the date on which each such transition deliverable is to be provided to LS&Co.; (d) a detailed description of any tasks that LS&Co. is required to complete, and any resources that LS&Co. is required to provide, in connection with the Transition Services, provided that all such tasks, obligations and resources shall be specifically identified and agreed to by LS&Co.; (e) a detailed list of Supplier Staff required to complete the Transition Services; (f) a detailed description of the potential risks associated with the Transition Services and the risk mitigation strategies that shall be employed by Supplier to eliminate or minimize such risks (including technical and business risks); (g) a detailed project plan reflecting the tasks to be performed and the dependencies related to the performance of the Transition Services; and (h) any other information and planning necessary to ensure that the transition takes place on schedule and without disruption to LS&Co.’s business or operations.

2.4	Requirements for Transition Enablement. In addition to the requirements in Section 2.3, Supplier’s Transition Plan for each Wave shall address the following:

(a)	IT and Facility Setup. During the information technology and facility setup phase of Transition, Supplier is responsible for the following:

(i)	Develop a technical architecture diagram laying out all applications, tools, interfaces, and systems needed to support the process solution;

(ii)	Create detailed application requirements including needs for user IDs, e-mail IDs and access to systems and tools to support the process;

(iii)	Create and document technology and telephony details and plan; and

(iv)	Implement and test information connectivity and systems access.

(b)	Onboarding and Preparation. During the onboarding and preparation phase of Transition, Supplier is responsible for the following:

(i)	Review existing controls;

(ii)	Review existing processes;

(iii)	Identify Transition approach;

(iv)	Refine process documentation;

(v)	Plan the transition;

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(vi)	Recruit and train Transition staff;

(vii)	Review framework and develop process training;

(viii)	Develop knowledge transfer plan;

(ix)	Mobilize project; and

(x)	Set up additional office infrastructure and work space at Supplier’s delivery centers.

(c)	Knowledge Acquisition. During the knowledge acquisition phase of Transition (“Knowledge Acquisition”), Supplier is responsible for the following:

(i)	Staff inductions;

(ii)	Obtain knowledge from LS&Co. Agents;

(iii)
Develop Supplier and LS&Co. training material for training to be provided as part of Knowledge Transfer where the LS&Co. training refers to any training owing to process changes as a result of the Agreement;

(iv)	Document detailed processes technical and functional knowledge;

(v)	Perform work shadowing;

(vi)	Update process documents;

(vii)	Attend sessions with incumbent suppliers facilitated by LS&Co.;

(viii)	Obtain knowledge of systems, including through walkthroughs conducted by LS&Co. Agents; and

(ix)
Each of LS&Co. and Supplier will work together to assess applicable Supplier Staff understanding of the applicable LS&Co. systems and processes, including through LS&Co. certification assessment and Supplier performed playbacks.

(d)	Knowledge Transfer/Shadow Support. During the knowledge transfer (BPO)/shadow support (IT) phase of the Transition Period, Supplier is responsible for the following:

(i)	Conduct remaining delivery process training (BPO);

(ii)	Perform work shadow support for IT tracks;

(iii)	Reverse work shadowing of existing delivery center staff in new environment (BPO); and

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(iv)	Verify operational staff have been transferred and/or recruited to requirements in the Personnel Projection Matrix at each Service Location and are in place to ensure delivery of Services.

(e)	Service Proofing. During the service proofing phase of the Transition Period (ramp-up/primary support), Supplier is responsible for the following:

(i)	Incremental go-live of process with current Supplier Staff and LS&Co. staff supervision on site and support from LS&Co.

(f)	100% Go-Live. Upon reaching 100% go-live, Supplier will become responsible for the following:

(i)	100% scope performed from new delivery environment; and

(ii)	Continued support from Supplier Staff on site, with initial back-up from LS&Co.

(g)	Stabilization Period. During the stabilization period defined in the Transition Plan, Supplier is responsible for the following:

(i)	Monitor and measure operating performance by the transition team and service delivery managers and complete stabilization checklist;

(ii)	Sequentially, Supplier Staff replace LS&Co.’s employees and run the business independently;

(iii)	Create Disaster Recovery Plan based on future state design and the Business Impact Analysis;

(iv)
Complete Disaster Recovery Plan, including initial testing to be completed within 6 months of the Commencement Date. Provide written documentation of Disaster Recovery Plan results along with any failures and plan to correct failures;

(v)	Document and review “Lessons Learned” for subsequent transition projects;

(vi)	Update project repository and close out for each transition;

(vii)	Maintain defect and transaction backlog at or below agreed-to levels;

(viii)	Define, put in place, and effectively operate governance processes. Put in place issue escalation process; and

(ix)	Close any remaining open items.
For purposes of this Exhibit 8, the activities listed in this Section 2.4(g) will be collectively referred to as “Stabilization.”

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2.5
Risk Management and Risk Mitigation. Supplier shall manage risk related to the Transition Services, including: (a) developing, as part of the Transition Plan, a risk mitigation plan for LS&Co.’s review, comment and approval; (b) developing, for LS&Co.’s approval, contingency plans for each identified risk, including detailing the specific tasks Supplier shall undertake to help avoid identified risks connected with the Transition Services and to provide for rapid recovery in the event of the occurrence of a risk; (c) following the risk mitigation plan until all risk mitigation actions have been completed; and (d) proactively identifying, monitoring, and managing any significant risks or issues in relation to the Transition Services.

2.6
Completion of Statements of Work and Service Level Definitions. The Statements of Work and the Service Level Definitions Documents included in the Agreement at the Effective Date reflect the Parties best efforts to define the applicable Services and the Service Levels for those Service (and applicable Performance Targets and Service Level Credits). Despite the foregoing, the Parties have agreed that the Statements of Work and the Service Level Definitions Documents will be further refined after the Effective Date and during the period of Knowledge Acquisition for the applicable Service Category to better reflect any adjustments required to reflect additional information obtained during that Knowledge Acquisition. Accordingly, after the Effective Date the Parties shall work in good faith to finalize the Statements of Work and the Service Level Definitions Documents (and the associated Performance Targets and Service Level Credits) applicable to each Service Category. The Parties shall take all reasonable efforts to seek to finalize each Statement of Work and the Service Level Definitions Document within 30 days of the completion of the Knowledge Acquisition for the applicable Service Category. Despite the foregoing, the Parties agree that neither a Statement of Work nor a Service Level Definitions Document shall be amended without the mutual written agreement of both Parties.

2.7
Knowledge Capture and Cascade. Supplier shall be responsible for obtaining the necessary knowledge from LS&Co. and LS&Co. Agents in order to facilitate the smooth and orderly transition of LS&Co.’s technology, operations and capabilities to Supplier. Without limiting the foregoing, Supplier shall: (a) obtain the relevant knowledge on LS&Co.’s system technology, operations and capabilities; (b) obtain the relevant knowledge on LS&Co.’s environment and procedures; (c) develop operations support knowledge and documentation, including applicable input into the Operations Manual; (d) plan the knowledge capture; (e) complete the knowledge capture; (f) perform any necessary job shadowing; and (g) complete the knowledge cascade.

2.8
Training. Supplier shall, at its cost and expense, provide training for LS&Co. personnel in (a) the performance of the Services and operation of the Systems and (b) the performance of the functions of the retained organization, including performance of any services that are not included as part of the Services, the interactions between Supplier and such personnel, and any other aspects of the LS&Co. personnel’s job functions. Supplier shall facilitate such training at the times and places reasonably requested by LS&Co. and shall provide such materials as is necessary or desirable to assist with the training and the ongoing retention of knowledge by the LS&Co. personnel. The

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foregoing training shall be provided by Supplier with respect to all Services and with respect to all LS&Co. Service Locations.

2.9
LS&Co. Transition Responsibilities. The Parties shall determine in the Transition Plan the specific and identified tasks that LS&Co. or an LS&Co. Agent is required to complete, and may identify resources that LS&Co. or an LS&Co. Agent is required to make available, in order to facilitate the Transition Services (which tasks and resources shall be specifically agreed to by LS&Co.).

2.10
Existing Projects. A list of projects that are ongoing or approved by LS&Co. as of the Effective Date is set forth on Attachment 8.2 (each, an “In-Flight Project” and, collectively, the “In-Flight Projects”). Unless otherwise agreed to in Attachment 8.2 Supplier shall be entitled to charge additional amounts for Chargeable Project Support for such In-Flight Project in accordance with, and using the Rates set forth in, Exhibit 4. The list of In-Flight Projects in Attachment 8.2 may be updated by agreement of the Parties. All In-Flight Projects shall be: (x) completed in accordance with LS&Co.’s project management and development practices in place as of the Effective Date (as amended from time to time) and as may be made available to Supplier by LS&Co. from time to time; (y) completed by the date or dates established in the schedule for the relevant In-Flight Project; and (z) subject to formal authorization by LS&Co. at milestones defined for the In-Flight Project (unless the Parties agree to different milestones for the applicable In-Flight Project). Any In-Flight Projects performed by Supplier without such advance authorization shall be deemed part of the Services without incremental charge. During the Transition Period and at least 2 weeks prior to the Commencement Date, Supplier shall complete a health check of all In-Flight Projects. The health check shall provide Supplier with a status update for planned Projects and detailed information regarding the Project status for current Projects and as a minimum shall include the following:

(a)	The current phase of the Project and the phases remaining to completion as well as the nature of the services that have been, and still have to be, performed to complete the Project;

(b)	A list of LS&Co. Third Party Contractors, if any, supporting each In-Flight Project;

(c)	A list of all Deliverables completed for each In-Flight Project and the project phase, as defined by LS&Co.’s current Project management methodology;

(d)
Detailed information on the effort associated with each In-Flight Project, including the following for each In-Flight Project: (i) total projected hours; (ii) total hours expended to date; (iii) percent of effort completed (compare estimated percent complete to actual percent complete); and (iv) estimated hours to completion;

(e)	A list of issues impacting the specific In-Flight Projects; and

(f)	A list of all risks, including the mitigation strategy, for all In-Flight Projects.

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2.11
Initial Process Improvement. The Parties have agreed that during the Transition Period, and as part of the Transition of the responsibility of the performance of the Services to Supplier, that Supplier shall implement initial improvements and transformations to the Service Delivery Processes for each Service prior to applicable Commencement Date for that Service in order to achieve initial improvements to the efficiency and quality of the delivery of the Services; provided that such improvements can be implemented as part of the Transition of the applicable Services; and provided further that that an improvement or transformation shall not be implemented without the prior approval of LS&Co. if that improvement or transformation would require LS&Co. to alter its method of operation or the way in which LS&Co. conducts its business.

3.	MILESTONES AND COMPLETION DATES.

3.1
Completion of Transition Services. Supplier shall perform the Transition Services on or before the completion dates set forth in the Transition Plan. The Transition Services shall not be considered complete until: (a) the final Transition Milestone has been accepted by the LS&Co. Governance Executive; (b) Supplier has provided, and the LS&Co. Governance Executive has accepted, the Operations Manual (including the resolution of any comments or suggestions provided by LS&Co.); and (c) all required training has been completed for LS&Co. personnel.

3.2
Transition Milestones. The Transition Milestones shall be as set forth in the Transition Plan. Each Transition Milestone shall be designed with objective criteria to facilitate agreement by the Parties that sufficient progress is being made on the Transition Plan. Accordingly, the Transition Plan shall include, for each Transition Milestone, a process and set of standards and agreed to acceptance criteria to which Supplier shall adhere in the performance of the Transition Services and that shall enable LS&Co. to determine whether Supplier has successfully completed the Transition Services associated with each Transition Milestone. Achievement of a Transition Milestone shall be subject to Supplier having met all of the criteria set forth in the Transition Plan and this Exhibit for that Transition Milestone. The Transition Plan shall specify the criticality of the Transition Milestone (all Transition Milestones shall be deemed “critical” unless otherwise stated). All Transition Milestones shall be subject to acceptance or rejection by LS&Co.

3.3
Payment Milestones. Those Critical Transition Milestones which have an associated payment amount are set forth in this Section. All Transition Charges shall be due and payable in accordance the requirements with Exhibit 4 and the Agreement.

74	Wave	Country	Onshore Knowledge Capture	Approval for Service Proofing	100% Go-Live
Bundle 1, Phase 1 – [****]*HR
1	1	[****]*	[****]	[****]	[****]
1	2	[****]*	[****]	[****]	[****]
Bundle 1, Phase 1 – [****]* Finnce & Payroll

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74	Wave	Country	Onshore Knowledge Capture	Approval for Service Proofing	100% Go-Live
1	1 (Finance)	[****]*	[****]*	[****]*	[****]*
1	2 (Finance)	[****]*	[****]*	[****]*	[****]*
1	1 (Payroll)	[****]*	[****]*	[****]*	[****]*
1	2 (Payroll)	[****]*	[****]*	[****]*	[****]*
Bundle 2, Phase 1 - [****]* Finance
2	1 (Finance)	[****]*	[****]*	[****]*	[****]*
2	2 (Finance)	[****]*	[****]*	[****]*	[****]*
2	3 (Finance)	[****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 1 - Global IT Applications
1	1	Global (Corp & BI)	[****]*	[****]*	[****]*
1	2	Global (Corp & BI – All Other; GSC)	[****]*	[****]*	[****]*
1	2	[****]* (GSC; Wholesale)	[****]*	[****]*	[****]*
1	2	[****]* (Corp & BI; GSC; Wholesale)	[****]*	[****]*	[****]*
Bundle 1, Phase 1 - Global IT Infrastructure
1	1	Global (Common Services Transition)	[****]*	[****]*	[****]*
1	1	[****]* (Corporate & Retail Service Desk)	[****]*	[****]*	[****]*
1	2	All [****]* (Corporate Offices, Retail Stores)	[****]*	[****]*	[****]*
1	3	Global (SOC)	[****]*	[****]*	[****]*
1	4	Global (NOC)	[****]*	[****]*	[****]*
1	5	Global (Enterprise Security)	[****]*	[****]*	[****]*
Bundle 1, Phase 1 - [****]* Customer Service
1	1	[****]*	[****]*	[****]*	[****]*
1	2	[****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 2 - [****]* Human Resources
1	1	[****]*	[****]*	[****]*	[****]*
1	2	[****]*	[****]*	[****]*	[****]*
1	3	[****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 2 - [****]* Finance & Payroll

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74	Wave	Country	Onshore Knowledge Capture	Approval for Service Proofing	100% Go-Live
1	1 (Finance)	[****]*	[****]*	[****]*	[****]*
1	2 (Finance)	[****]*	[****]*	[****]*	[****]*
1	3 (Finance)	[****]*	[****]*	[****]*	[****]*
1	4 (Finance)	[****]*	[****]*	[****]*	[****]*
1	1 (Payroll)	[****]*	[****]*	[****]*	[****]*
1	2 (Payroll)	[****]*	[****]*	[****]*	[****]*
1	3 (Payroll)	[****]*	[****]*	[****]*	[****]*
2	1 (Finance)	[****]*	[****]*	[****]*	[****]*
2	2 (Finance)	[****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 2 - [****]* IT Applications
1	1	All [****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 2 - [****]* IT Infrastructure
1	1	All [****]*	[****]*	[****]*	[****]*
1	2	[****]*	[****]*	[****]*	[****]*
1	3	[****]*	[****]*	[****]*	[****]*
1	4	[****]*	[****]*	[****]*	[****]*
1	5	Rest of [****]*- Remote	[****]*	[****]*	[****]*
1	6	All [****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 2 - [****]*Customer Service
1	1	[****]*	[****]*	[****]*	[****]*
1	2	[****]*	[****]*	[****]*	[****]*
1	3	[****]*	[****]*	[****]*	[****]*

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74	Wave	Country	Onshore Knowledge Capture	Approval for Service Proofing	100% Go-Live
Bundle 1, Phase 2 - [****]* Consumer Relations
1	1	[****]*	[****]*	[****]*	[****]*
1	2	[****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 3 - [****]* Human Resources
1	1	[****]*	[****]*	[****]*	[****]*
1	2	[****]*	[****]*	[****]*	[****]*
1	3	[****]*	[****]*	[****]*	[****]*
1	4	[****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 3 - [****]* Finance & Payroll
1	1 (Finance)	[****]*	[****]*	[****]*	[****]*
1	1 (Payroll)	[****]*	[****]*	[****]*	[****]*
1	2 (Payroll)	[****]*	[****]*	[****]*	[****]*
1	3 (Payroll)	[****]*	[****]*	[****]*	[****]*
1	4 (Payroll)	[****]*	[****]*	[****]*	[****]*
Bundle 2, Phase 3 - [****]*Finance
2	1 (Finance)	[****]*	[****]*	[****]*	[****]*
2	2 (Finance)	[****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 3 - [****]* IT Applications
1	1	All [****]* (eCommerce - Hybris)	[****]*	[****]*	[****]*

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74	Wave	Country	Onshore Knowledge Capture	Approval for Service Proofing	100% Go-Live
1	2	All [****]* (Retail and GSC)	[****]*	[****]*	[****]*
Bundle 1, Phase 3 - [****]* IT Infrastructure
1	1	All [****]* (Corporate Service; Retail Service Desk)	[****]*	[****]*	[****]*
1	2	All [****]* (SOC)	[****]*	[****]*	[****]*
1	3	[****]*	[****]*	[****]*	[****]*
1	4	[****]*	[****]*	[****]*	[****]*
1	5	Rest of [****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 3 - [****]* Customer Service
1	1	[****]*	[****]*	[****]*	[****]*
1	2	[****]*	[****]*	[****]*	[****]*
Bundle 1, Phase 3 - [****]* Consumer Relations
1	1	All [****]*	[****]*	[****]*	[****]*

4.	OVERALL TRANSITION APPROACH.

4.1
Transition Bundles. The Services and associated Transition Services (as well as the applicable Transition Charges and Charges) are categorized into two different Bundles. For those Services in the initial bundle, as the services in the initial bundle are more specifically identified in Section 4.3 (“Bundle 1”), the Transition Services are, subject to the terms of the Agreement, to be performed on and from the Effective Date and in accordance with the Transition Plan and requirements set forth in this Exhibit 8. For Services in the subsequent bundle, as the services in the subsequent bundle are more specifically identified in Section 4.3 (“Bundle 2”), the provision of any part of Bundle 2 shall first be subject to a determination by LS&Co. to obtain that part of Bundle 2, and Supplier shall not assume the responsibility for either the Transition or the provision of such Services until such time as LS&Co. notifies Supplier of LS&Co.’s decision to proceed with that part of Bundle 2 (and accordingly no amount of the Charges, Transition Charges or Supplier’s investment in Transition shall become due until after that decision). Any election of LS&Co. to proceed with a part of Bundle 2 shall be an election to proceed with the part of Bundle 2 specified by LS&Co. in its election, and LS&Co. shall not be required to proceed with any other part of Bundle 2 not specified in the notice provided by LS&Co. There shall be no impact to the Transition Charges, except that Supplier shall be entitled to request a Change to the Transition Charges with respect to a part of the Bundle 2 Services if such election is not made at least 2 weeks

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prior to the applicable Commencement Date for that part of Bundle 2 Services (and provided that such delay is made at the convenience of LS&Co. and without regard to Supplier’s performance of the Transition Services or solution or issues associated therewith).

4.2
Phases, and Waves. The transition approach for LS&Co. is comprised of a number of logical groupings of countries within a region (each a “Phase”), with each Phase being defined by the following Regions:

(a)	[****]*

(b)	[****]*; and

(c)	[****]*.
Each Phase is further broken down into a grouping of Services within the specified Region (each a “Wave”); as each Wave is more specifically defined within the Transition Plan. Supplier shall be responsible for completing the Transition of each Phase and Wave in accordance with the timelines specified in the Transition Plan.

4.3	Definitions of Bundles, Waves and Phases. The tables below set out the Bundles, the Phases and the Waves for each Service Category and the completion date for the applicable milestones..
Bundle 1 Phase 1 ([****]* - HR)

Bundle	Wave	Countries	Functions
1	1	[****]**	• Employee Relations • Leave Management • Recruitment • Offboarding • Benefits Administration • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist	[****]*

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	Milestone	Acceptance Criteria	Completion Date
• Completion and LS&Co. signoff of IT readiness assessment
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	[****]*	• Employee Relations • Leave Management • Recruitment • Offboarding • Benefits Administration • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]**

Bundle 1 Phase 1 ([****]* – Finance & Payroll)

Bundle	Wave	Countries	Functions
1	1 (Finance)	[****]*	• Accounts Payable • Travel & Expense Processing • Technology and Master Data • Accounts Receivable • Indirect Procurement

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	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2 (Finance)	[****]*	• General Accounting • Inventory Accounting • Internal Reporting • Treasury

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

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Bundle	Wave	Countries	Functions
1	1 (Payroll)	[****]*	• Payroll

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2 (Payroll)	[****]*	• Payroll

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live	• Transfer of 100% of the in-scope processes	[****]*

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Milestone	Acceptance Criteria	Completion Date
and work volume from LS&Co. to Supplier • Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization

Bundle 2 Phase 1 ([****]* – Finance)

Bundle	Wave	Countries	Functions
2	1 (Finance)	• [****]*
•    Accounts Payable
•    Travel & Expense Processing
•    Accounts Receivable
•    General Accounting
•    Inventory Accounting
•    Treasury Transactions
•    Internal Reporting
•    Procurement Enablement
•    Technology and Master Data

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
2	2 (Finance)	• [****]*	• Accounts Receivable • Cash Management

LS&Co. – Exhibit 8 – Transition Framework	Page 16

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

(to be finalized during TA)

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
2	3 (Finance)	• [****]*	• Internal Reporting • Treasury • General Accounting • Inventory Accounting (to be finalized during TA)

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 17

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
• Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle 1 Phase 1 (Global – IT Applications)

Bundle	Wave	Countries	Functions
1	1	[****]*	• Corp & BI (Hyperion Suite)

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of draft system and maintenance technical document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of Supplier’s achievement of the shadow support phase exit criteria
•    Creation and LS&Co signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Completion and LS&Co. signoff of go-live checklist
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions

LS&Co. – Exhibit 8 – Transition Framework	Page 18

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CONFIDENTIAL
EXECUTION VERSION

Bundle	Wave	Countries	Functions
1	2	[****]*	• Corp & BI (all other) • Global Supply Chain
		[****]*	• Global Supply Chain • Wholesale
		[****]*	• Corp & BI • Global Supply Chain • Wholesale

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of draft system and maintenance technical document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of Supplier’s achievement of the shadow support phase exit criteria
•    Creation and LS&Co signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Completion and LS&Co. signoff of go-live checklist
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle 1 Phase 1 (Global - IT Infrastructure)

Bundle	Wave	Countries	Functions
1	1	[****]*	• Common Services Transition (Desktop Engineering, Collaboration, Active Directory Management)
		[****]*	• Corporate and Retail Service Desk

LS&Co. – Exhibit 8 – Transition Framework	Page 19

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of draft system and maintenance technical document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of Supplier’s achievement of the shadow support phase exit criteria
•    Creation and LS&Co signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier as agreed to in the exit criteria
•    Completion and LS&Co. signoff of go-live checklist
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	All [****]*	• Corporate Offices, Retail Stores

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of draft system and maintenance technical document (SMTD)	[****]*
2.	Approval for Service Proofing	• Sign-off of Supplier’s achievement of the shadow support phase exit criteria • Creation and LS&Co signoff of draft procedures manual • Completion and LS&Co. signoff of site	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 20

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
readiness assessment • Completion and LS&Co. signoff of IT readiness assessment
3.	100% Go-Live
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier as agreed to in the Exit criteria
•    Completion and LS&Co. signoff of go-live checklist
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	3	All [****]*	• Systems Operations Center

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of draft system and maintenance technical document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of Supplier’s achievement of the shadow support phase exit criteria
•    Creation and LS&Co signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier as agreed to in the Exit criteria
•    Completion and LS&Co. signoff of go-live checklist
•    Elimination of work performance from
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 21

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Milestone	Acceptance Criteria	Completion Date
LS&Co. agents who previously performed the activities except for support for stabilization

Bundle	Wave	Countries	Functions
1	4	[****]*	• Network Operations Center (WAN Operations, Data Services, Voice Services, Network Security)

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of draft system and maintenance technical document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of Supplier’s achievement of the shadow support phase exit criteria
•    Creation and LS&Co signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier as agreed to in the Exit criteria
•    Completion and LS&Co. signoff of go-live checklist
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	5	[****]*	• Enterprise Security Services (SAP & GRC, Application Security, Data Security, Infrastructure Security)

LS&Co. – Exhibit 8 – Transition Framework	Page 22

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of draft system and maintenance technical document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of Supplier’s achievement of the shadow support phase exit criteria
•    Creation and LS&Co signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier as agreed to in the Exit criteria
•    Completion and LS&Co. signoff of go-live checklist
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle 1 Phase 1 ([****]* – Customer Services)

Bundle	Wave	Countries	Functions
1	1	[****]*	• Order Management • Preliminary Order Processing (POP) • Dispute Management • Returns • Reporting • Other Customer Service Activities

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 23

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
process maps
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	[****]*	• Order Management • Preliminary Order Processing (POP) • Dispute Management • Returns • Reporting • Other Customer Service Activities

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 24

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CONFIDENTIAL
EXECUTION VERSION

Bundle 1 Phase 2 ([****]* – HR)

Bundle	Wave	Countries	Functions
1	1	• [****]*	• Employee Relations • Leave Management • Recruiting • Offboarding • Benefits Administration • Compensation Administration • Performance Management • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	• [****]*	• Employee Relations • Leave Management • Recruiting • Offboarding • Benefits Administration • Compensation Administration • Performance Management • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge	• Creation and LS&Co. signoff of draft procedures manual	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 25

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
	Capture	• Creation and LS&Co. signoff of process maps
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	3	• [****]*	• Employee Relations • Leave Management • Recruiting • Offboarding • Benefits Administration • Compensation Administration • Performance Management • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live	• Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier • Elimination of work performance from	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 26

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Milestone	Acceptance Criteria	Completion Date
LS&Co. agents who previously performed the process except for process support for stabilization

Bundle 1 Phase 2 ([****]* – Finance)

Bundle	Wave	Countries	Functions
1	1 (Finance)	[****]*	• Accounts Payable • Accounts Receivable • Technology and Master data • Fixed Assets • All Quattro scope

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2 (Finance)	[****]*
•    Accounts Payable
•    Travel & Expense Processing
•    Accounts Receivable
•    General Accounting
•    Inventory Accounting
•    Treasury Transactions
•    Internal Reporting
•    Procurement Enablement
•    Technology and Master Data

LS&Co. – Exhibit 8 – Transition Framework	Page 27

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	3 (Finance)	[****]*	• Direct Accounts Payable • General Accounting • Inventory Accounting • Internal Reporting

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live	• Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier • Elimination of work performance from LS&Co. agents who previously	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 28

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Milestone	Acceptance Criteria	Completion Date
performed the process except for process support for stabilization

Bundle	Wave	Countries	Functions
1	4 (Finance)	[****]*	• Accounts Payable • Cash Applications • Travel & Expense Processing • Accounts Receivable • General Accounting • Inventory Accounting • Internal Reporting • Treasury • Technology and Master Data

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	1 (Payroll)	[****]*	• Payroll

LS&Co. – Exhibit 8 – Transition Framework	Page 29

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2 (Payroll)	[****]*	• Payroll

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 30

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Bundle	Wave	Countries	Functions
1	3 (Payroll)	[****]*	• Payroll

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle 2 Phase 2 ([****]* – Finance)

Bundle	Wave	Countries	Functions
2	1 (Finance)	Singapore [****]*	• Cash Management

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 31

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
process maps
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
2	2 (Finance)	[****]*	• Internal Reporting • Treasury Transactions • General Accounting • Inventory Accounting (to be finalized during TA)

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle 1 Phase 2 ([****]* - IT Applications)

LS&Co. – Exhibit 8 – Transition Framework	Page 32

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Bundle	Wave	Countries	Functions
1	1	All [****]*	• Corp & BI • eCommerce • Global Supply Chain • Retail

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of draft system maintenance and technical document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle 1 Phase 2 ([****]* - IT Infrastructure)

Bundle	Wave	Countries	Functions
1	1	All [****]*	• Corporate and Retail Service Desk

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 33

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CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
	Capture	agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	[****]*	• Corporate Offices • Retail Stores

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 34

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
• Completion and LS&Co. signoff of IT readiness assessment
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	3	[****]*	• Corporate Offices • Retail Stores

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 35

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CONFIDENTIAL
EXECUTION VERSION

Milestone	Acceptance Criteria	Completion Date
support for stabilization

Bundle	Wave	Countries	Functions
1	4	[****]*	• Corporate Offices • Retail Stores

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	5	Rest of [****]**- Remote	• Corporate Offices • Retail Stores

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore	• Sign-off of Knowledge Acquisition	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 36

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
	Knowledge Capture	Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	6	All [****]*	• System Operations Center

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical document (SMTD)	[****]*
2.	Approval for Service Proofing	• Sign-off of shadow support phase exit criteria as mutually agreed during planning phase • Creation and LS&Co. signoff of draft	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 37

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
procedures manual • Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of IT readiness assessment
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle 1 Phase 2 ([****]* - Customer Service)

Bundle	Wave	Countries	Functions
1	1	[****]*	• Order Management • Preliminary Order Processing (POP) • Dispute Management • Returns • Reporting • Other Customer Service Activities

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live	• Transfer of 100% of the in-scope processes and work volume from	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 38

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Milestone	Acceptance Criteria	Completion Date
LS&Co. to Supplier • Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
;

Bundle	Wave	Countries	Functions
1	2	[****]*	• Order Management • Preliminary Order Processing (POP) • Dispute Management • Returns • Reporting ~~•~~ Other Customer Service Activities

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	3	[****]*	• Order Management • Preliminary Order Processing (POP) • Dispute Management • Returns • Reporting ~~•~~ Other Customer Service Activities

LS&Co. – Exhibit 8 – Transition Framework	Page 39

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle 1 Phase 2 ([****]* - Consumer Relations)

Bundle	Wave	Countries	Functions
1	1	[****]*	• Contact Handling & Resolution

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 40

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
• Completion and LS&Co. signoff of IT readiness assessment
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	[****]*	• Contact Handling & Resolution

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle 1 Phase 3 ([****]* – HR)

Bundle	Wave	Countries	Functions
1	1	[****]*	• Employee Relations • Leave Management • Recruitment • Offboarding • Benefits Administration

LS&Co. – Exhibit 8 – Transition Framework	Page 41

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CONFIDENTIAL
EXECUTION VERSION

• Compensation Administration • Performance Management • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	[****]*	• Employee Relations • Leave Management • Recruitment • Offboarding • Benefits Administration • Compensation Administration • Performance Management • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 42

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
live checklist • Completion and LS&Co. signoff of IT readiness assessment
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	3	[****]*	• Employee Relations • Leave Management • Recruitment • Offboarding • Benefits Administration • Compensation Administration • Performance Management • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions

LS&Co. – Exhibit 8 – Transition Framework	Page 43

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CONFIDENTIAL
EXECUTION VERSION

1	4	[****]*	• Employee Relations • Leave Management • Recruitment • Offboarding • Benefits Administration • Compensation Administration • Performance Management • Employee Data Management / HRIS

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle 1 Phase 3 ([****]* – Finance & Payroll)

Bundle	Wave	Countries	Functions
1	1 (Finance)	[****]*
•    Accounts Payable
•    Travel & Expense Processing
•    Accounts Receivable
•    General Accounting
•    Inventory Accounting
•    Treasury Transactions
•    Internal Reporting
•    Procurement Enablement
•    Technology and Master Data

LS&Co. – Exhibit 8 – Transition Framework	Page 44

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	1 (Payroll)	[****]*	• Payroll

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 45

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Bundle	Wave	Countries	Functions
1	2 (Payroll)	[****]*	• Payroll

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	3 (Payroll)	[****]*	• Payroll

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live	• Transfer of 100% of the in-scope processes and work volume from	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 46

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Milestone	Acceptance Criteria	Completion Date
LS&Co. to Supplier • Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization

Bundle	Wave	Countries	Functions
1	4 (Payroll)	[****]*	• Payroll

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle 2 Phase 3 ([****]* – Finance)

Bundle	Wave	Countries	Functions
2	1 (Finance)	[****]*	• All Processes

LS&Co. – Exhibit 8 – Transition Framework	Page 47

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle	Wave	Countries	Functions
2	2 (Finance)	[****]*	• All Processes

	Milestone	Acceptance Criteria	Completion Date
4.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
5.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
6.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 48

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CONFIDENTIAL
EXECUTION VERSION

Bundle 1 Phase 3 ([****]* - IT Applications)

Bundle	Wave	Countries	Functions
1	1	All [****]* (Excludes [****]*)	• eCommerce (Hybris)

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	All [****]* ([****]*)	• Retail • Global Supply Chain

Milestone	Acceptance Criteria	Completion Date

LS&Co. – Exhibit 8 – Transition Framework	Page 49

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle 1 Phase 3 ([****]* - IT Infrastructure)

Bundle	Wave	Countries	Functions
1	1	All [****]*	• Corporate Service • Retail Service Desk

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
2.	Approval for Service Proofing	• Sign-off of shadow support phase exit criteria as mutually agreed during planning phase • Creation and LS&Co. signoff of draft	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 50

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
procedures manual • Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of IT readiness assessment
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	2	All [****]*	• System Operation Center

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 51

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

Milestone	Acceptance Criteria	Completion Date
support for stabilization

Bundle	Wave	Countries	Functions
1	3	[****]*	• Corporate Offices • Retail Stores

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
2.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
3.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	4	[****]*and [****]*	• Corporate Offices • Retail Stores

	Milestone	Acceptance Criteria	Completion Date
4.	On-Shore Knowledge	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 52

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CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
	Capture	agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)
5.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT readiness assessment
[****]*
6.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle	Wave	Countries	Functions
1	5	Rest of [****]*	• Corporate Offices • Retail Stores

	Milestone	Acceptance Criteria	Completion Date
7.	On-Shore Knowledge Capture	• Sign-off of Knowledge Acquisition Phase (KAP) exit criteria as mutually agreed during planning phase • Completion of the draft system and maintenance technical Document (SMTD)	[****]*
8.	Approval for Service Proofing
•    Sign-off of shadow support phase exit criteria as mutually agreed during planning phase
•    Creation and LS&Co. signoff of draft procedures manual
•    Completion and LS&Co. signoff of site readiness assessment
•    Completion and LS&Co. signoff of IT
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 53

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CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
readiness assessment
9.	100% Go-Live
•    Completion and LS&Co. signoff of go-live checklist
•    Transfer of 100% of the in-scope activities and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the activities except for support for stabilization
[****]*

Bundle 1 Phase 3 ([****]* - Customer Service)

Bundle	Wave	Countries	Functions
1	1	[****]*	• Order Management • Preliminary Order Processing (POP) • Dispute Management • Returns • Reporting • Accounts Receivable

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 54

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CONFIDENTIAL
EXECUTION VERSION

Bundle	Wave	Countries	Functions
1	2	[****]*	• Order Management • Preliminary Order Processing (POP) • Dispute Management • Returns • Reporting • Accounts Receivable

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge Capture	• Creation and LS&Co. signoff of draft procedures manual • Creation and LS&Co. signoff of process maps	[****]*
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

Bundle 1 Phase 3 ([****]* - Consumer Relations)

Bundle	Wave	Countries	Functions
1	1	All [****]*	• Contact Handling and Resolution

	Milestone	Acceptance Criteria	Completion Date
1.	On-Shore Knowledge	• Creation and LS&Co. signoff of draft procedures manual	[****]*

LS&Co. – Exhibit 8 – Transition Framework	Page 55

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CONFIDENTIAL
EXECUTION VERSION

	Milestone	Acceptance Criteria	Completion Date
	Capture	• Creation and LS&Co. signoff of process maps
2.	Approval for Service Proofing	• Completion and LS&Co. signoff of site readiness assessment • Completion and LS&Co. signoff of go-live checklist • Completion and LS&Co. signoff of IT readiness assessment	[****]*
3.	100% Go-Live
•    Transfer of 100% of the in-scope processes and work volume from LS&Co. to Supplier
•    Elimination of work performance from LS&Co. agents who previously performed the process except for process support for stabilization
[****]*

5.	TRANSITION GOVERNANCE.

5.1
Transition Governance Roles. Detailed governance roles and responsibilities shall be established and documented by the Parties prior to the commencement of the Transition Services. At a minimum, Supplier’s responsibilities shall include:

Role	Responsibilities
Transition Director
•
Responsible for all aspects of the Transition Services
•    Interface with the LS&Co. Transition Lead
•    Identify/mitigate risks/issues/constraints
•    Provide status/breakdown of daily progress to the LS&Co. Transition Lead
•    Develop and maintain an integrated Transition Plan and manage performance of the Transition Services to meet the Transition Plan
•    Identify operational transition requirements, Transition Milestones, and objective assessment criteria
•    Identify, assemble, and deploy transition resources
•    Manage and oversee daily activities
•    Verify the completion of Transition Milestones
•    Provide status reports
•    Assign Individual Transition Managers for each Service Category
•    Manage escalation of transition issues
•    Lead transition team and transition management office
•    Coordinate Supplier Staff (and other required resources)

Individual Transition Managers per each Service Category per Region	• Report to the Supplier Transition Director • Provide status/breakdown of daily progress • Provide daily progress reports and issue escalation • Lead/drive the work streams

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Role	Responsibilities

•    Responsible for the completion all tasks on-time
•    Responsible for escalations to the Supplier Transition Director
•    Ensure all work activities have been reviewed and documented
•    Develop process flows for all activities
•    Ensure identified gaps have been addressed
•    Review and obtain signoff from LS&Co. for all process flows/application and infrastructure Service Category
•    Work with Training Lead to ensure all training requirements have been documented
•    Ensures that all knowledge has been transferred as required
•    Other duties as assigned

Transition Lead (E.g. NOC, SOC, ESS, Service Desk, Deskside Support, Corp&BI, Global Supply Chain, Wholesale, Retail, eCommerce)
Responsible for the infrastructure/technology components
•    Report to the Supplier Transition Director
•    Provide status/breakdown of daily progress
•    Provide daily progress reports and issue escalation
•    Drive/lead infrastructure/technology work stream
•    Responsible for the completion all tasks on-time
•    Responsible for escalations to the Supplier Transition Director
•    Define requirements for Equipment and Software
•    Responsible for the identification and acquisition of infrastructure/technology resources to meet delivery dates as required
•    Other duties as assigned

System Access, Test and Implementation Lead
Responsible for the coordination and execution of all activities to access required systems and applications, testing and acceptance
•    Report to the Supplier Transition Director
•    Provide status/breakdown of daily progress
•    Provide daily progress reports and issue escalation
•    Drive/lead system access work stream
•    Responsible for the completion all tasks on-time
•    Responsible for escalations to the Supplier Transition Director
•    Define application modifications allowing adequate lead time for transition
•    Responsible for the identification and acquisition of IT resources to meet delivery dates as required
•    Define, document and prioritize change requests
•    Other duties as assigned

Performance Testing Lead
Responsible for the coordination and execution of all performance testing
•    Report to the Supplier Transition Director
•    Provide status/breakdown of daily progress
•    Provide daily progress reports and issue escalation
•    Drive/ lead performance testing work stream
•    Responsible for the completion all tasks on-time

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Role	Responsibilities
• Responsible for escalations to the Supplier Transition Director • Other duties as assigned
Production Readiness Lead
•    Report to Supplier Transition Director
•    Provide status/breakdown of daily progress
•    Provide daily progress reports and issue escalation
•    Create test strategy
•    Create testing schedule
•    Track and report on variances
•    Coordinate variance resolution with appropriate teams
•    Conduct production readiness assessment
•    Drive user acceptance tests
•    Validate acceptance tests occur according to plan
•    Develop go-no-go/criteria

Reporting Lead (per Region)
•    Report to the Supplier Transition Director
•    Provide status/breakdown of daily progress
•    Provide daily progress reports and issue escalation
•    Drive/lead reporting work stream
•    Responsible for the completion all tasks on-time
•    Responsible for escalations to the Supplier Transition Director
•    Coordinate reporting cutover
•    Other duties as assigned

Production Support Lead
•    Report to the Supplier Transition Director
•    Provide status/breakdown of daily progress
•    Provide daily progress reports and issue escalation
•    Lead/drive the Supplier production support work stream
•    Responsible for the completion of all tasks on-time
•    Responsible for escalations to the Supplier Transition Director
•    Manage transition of production support vendor process
•    Ensure functional requirements and Service Levels are met

Process Lead
•    Report to the Supplier Transition Director
•    Provide status/breakdown of daily progress
•    Provide daily progress reports and issue escalation
•    Lead/drive the process work stream
•    Responsible for the completion all tasks on-time
•    Responsible for escalations to the Supplier Transition Director
•    Develop process strategy
•    Inventory and assess materials gap
•    Develop process test cases as required
•    Review Supplier process documentation
•    Other duties as assigned

Training Lead
•    Report to the Supplier Transition Director
•    Provide status/breakdown of daily progress
•    Provide daily progress reports and issue escalation
•    Lead/drive the training work stream
•    Responsible for the completion all tasks on-time
•    Responsible for escalations to the Supplier Transition Director

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Role	Responsibilities

•    Develop training strategy
•    Develop go-no-go/pass-fail criteria
•    Inventory and assess materials gap
•    Develop curriculum
•    Develop training environment test plan
•    Schedule training delivery and resources
•    Review Supplier training documentation
•    Conduct dry run training with user group
•    Other duties as assigned

5.2
Change Management. In addition to the positions identified above, Supplier shall, provide [****]*FTEs to perform change management Services at the LS&Co. Service Locations to be agreed to by the Parties. The applicable Supplier Staff shall perform the change management Services for a period of [****]* weeks commencing on the date mutually agreed to by the Parties. Supplier’s change management resources shall be responsible for:

(a)	organizational readiness assessment;

(b)	development of communication strategy;

(c)	development of communications plan;

(d)	formulation of change champion network;

(e)	change impact capture and analysis;

(f)	partnership-building events;

(g)	organizational cultural alignment; and

(h)	cross-cultural training.
With respect to the performance of such change management Services, Supplier shall be entitled to charge LS&Co. a total amount of [****]*, with such amount to be billed in 6 equal monthly installments (with the first installment due in the month in which the Supplier Staff commence performance of the change management).

5.3
Status Updates. Supplier shall be responsible for providing regular status updates and information to LS&Co. regarding the completion of the Transition Services. Without limiting the foregoing, Supplier shall: (a) track and report on the status of all tasks until completion of the Transition Services; (b) coordinating meetings with LS&Co. to review the status of the Transition Services and reviewing the status of the Transition Services with LS&Co.; (c) provide regular updates to LS&Co. on the status of the Transition Services; (d) report on a regular basis on: (i) activities scheduled during the current reporting period; (ii) activities planned for the next reporting period; and (iii) in progress concerns/issues and recommendations for resolution. In addition, Supplier shall prepare

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the following reports and deliver those reports in accordance with the frequency set forth below:

Report	Description	Frequency
Transition Report	A written summary report on a weekly basis sufficient to enable LS&Co. to assess the progress of the Transition Services and achievement of the Transition Milestones.	Weekly
Risk Report	A detailed report setting out the identified risks and the risk mitigation strategies.	Weekly

5.4
Transition Issue Escalation. If Supplier foresees or becomes aware of any event that may result in a delay to the completion of the Transition Services, Supplier shall promptly notify LS&Co. of such event. Supplier shall use all reasonable efforts to mitigate the effects of any such event and continue to perform the Transition Services in accordance with the Transition Plan.

5.5
LS&Co Transition Governance Roles. LS&Co. shall appoint the transition roles who shall coordinate the completion of the LS&Co. Transition Responsibilities during the Transition Period. The LS&Co.’s responsibilities shall include:

Role	Responsibilities
Transition Director
•    Will map to Supplier Transition Director and ensure transition service delivery management across all regions - [****]*covering all Service categories - Finance / HR / Consumer Relations / Customer Service / IT Infrastructure / IT Applications
•    Responsible for all activities of the Transition Services assigned to LS&Co.
•    Interfaces with the LS&Co. Third Party Contractors to ensure completion of activities assigned to them
•    Assist Supplier in identifying/mitigating risks/issues/constraints
•    Review and approve operational transition requirements, Transition Milestones, and objective assessment criteria
•    Verify the completion of Transition Milestones
•    Review status reports
•    Assign Individual Transition Managers for each Service Category
•    Manage escalation of transition issues from LS&Co. and LS&Co. Third Party Contractors

Individual Transition Managers per each Service Category per Region
•    Collaboratively work with the Supplier Transition Directors for ensuring transition responsibilities for LS&Co are executed as per the transition schedule
•    Reports to the LS&Co. Transition Director
•    Review daily status progress reports and issue escalation

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Role	Responsibilities

•    Responsible for the completion all tasks assigned to LS&Co and third party service providers on-time
•    Responsible for escalations to the LS&Co. Transition Director
•    Ensures identified gaps have been addressed
•    Ensures that all knowledge has been transferred as required
•    Identify, assemble, and deploy resources who would participate in transition from LS&Co. and LS&Co. Third Party Contractors

Technology Lead
•    Work with the Supplier Technology Lead to ensure system access are provided to the Supplier staff on time
•    Collaborate with Supplier Technology Lead to plan the link and connectivity requirements, provision of the same within required timelines
•    Responsible for the identification and acquisition of infrastructure/technology to meet delivery dates as required
•    Assist in Define requirements for Equipment and Software
•    Other duties as assigned

Process Lead
•    Work with Supplier Process Lead to provide the knowledge regarding as-is process of LS&Co.
•    Work with the Supplier Process Lead to design the new process as per the new solution review and approve the new aligned processes
•    Review Supplier process documentation
•    Other duties as assigned

Training Lead
•    Map to the Supplier Training Lead to define requirements for training the LS&Co. personnel
•    Ensure that knowledge acquisition is performed as per the Transition Plan and all resources are assessed and certified as required
•    Review Supplier training documentation
•    Assist in conducting dry run training with user group
•    Other duties as assigned

6.	TRANSITION MEETINGS.

6.1
Transition Meetings in General. During the Transition Period, Supplier shall meet with LS&Co. to report on Supplier’s progress in performing the Transition Services and meeting the requirements of the Transition Plan. Such meetings shall take place at the time and place designated by LS&Co. During such meetings the Parties shall: (a) review the overall performance of, and provide strategic guidance and direction pertaining to, the Transition Services; (b) review the detailed reports produced by Supplier relating to the previous week’s Transition Services; (c) review the Transition Services activities to be completed in the following week; (d) review the escalation process for all Transition Services issues raised in the previous week; and (e) review the risks and issues logs.

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Supplier shall provide LS&Co. with a written Transition Services status report in advance of each such meeting that shall include: (y) an updated project timeline detailing the then-current status of all Transition Services, including the Transition Deliverables, against the Transition Plan; and (z) details of all issues or problems that Supplier is experiencing in connection with the Transition Services and any efforts or remedial actions that Supplier is undertaking to resolve such issues or problems.

6.2
Executive Review Sessions. Executive review sessions shall be held in the manner set forth in the following table throughout the Transition Period, with the first such meeting being held no later than 5 days after the Effective Date:

Executive Review Session
Frequency	Monthly
Purpose	• Review transition status and major transition issues • Manage alignment between transition and integration
Attendees	• Supplier Governance Executive and Supplier Transition Director • LS&Co. Governance Executive and applicable executives of LS&Co. (e.g., CFO, CIO, etc.)
Agenda	• High level status and performance updates • High level discussion of risks and mitigations
Supporting Activities	Executive review report (summarized view of overall transition status meetings).
Facilitation	Supplier

6.3
Overall Transition Status Meetings. Transition meetings shall be held for each applicable region or Service Category in the manner set forth in the following table throughout the Transition Period, with the first meeting being held promptly after the Effective Date:

Overall Transition Status Meetings
Frequency	Weekly, or such other time period agreed to by the Parties.
Purpose
•    Review the detailed reports produced by Supplier relating to the previous week’s Transition Services
•    Review the major Transition Services activities to be completed in the following week
•    Review progress against the Transition Plan during the previous week and progress towards completion of the deliverables
•    Review any issues and escalations and resolve any transition issues
•    Perform a review of the overall performance of the Transition Services
•    Provide strategic guidance and direction to the transition team

Attendees	• Supplier Governance Executive, Supplier Transition Director, and Individual Transition Managers • LS&Co. Governance Executive • Such other LS&Co. members as specified by LS&Co. from time to time
Agenda	• Transition Plan update

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Overall Transition Status Meetings
• High-level performance issues • Escalated issues • Review program status
Supporting Activities	Weekly status report to be prepared by Supplier.
Facilitation	Supplier

6.4
Service Category Status Meetings. Service Category status meetings shall be held for each applicable region or Service Category in the manner set forth in the following table throughout the Transition Period, with the first such meeting being held promptly after the Effective Date:

Service Category Status Meetings
Frequency	Daily, or such other time period agreed to by the Parties.
Purpose
•    Agree and document progress against the Transition Plan during the previous week and progress towards completion of the Transition Services
•    Agree and document risks and issues to be escalated to the applicable transition meeting

Attendees	• Supplier Transition Director • Such other LS&Co. members as specified by LS&Co. from time to time
Agenda	• Low-level Transition Plan update, including • transition issues • risk identification • escalation issues • resource gaps • action items
Supporting Activities	Daily status and action items report to be prepared by Supplier.
Facilitation	Supplier

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EXECUTION VERSION

MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 8
Transition Plan Cross Region

Attachment 8.1
Detailed Transition Plan

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL
EXECUTION VERSION

	Nov'14				Dec'14					Jan'15				Feb'15				Mar'15					Apr'15				May'15				June'15					Jul'15				Aug'15				Sept'15					Oct'15				Nov'15
	3	10	17	24	1	8	15	22	29	5	12	19	26	2	9	16	23	2	9	16	23	30	6	13	20	27	4	11	18	25	1	8	15	22	29	6	13	20	27	3	10	17	24	31	7	14	21	28	5	12	19	26	2
[****]*
Contract Sign-off	[****]*
LWIs from Accenture	[****]*
Technology	[****]*
Ask HR Portal	[****]*
Base)))	[****]*

Workday
End user training	[****]*
Service Desk	[****]*
Support Process Set-up	[****]*
[****]*
Process Blueprinting / TA	[****]*
Global ([****]* as Base)	[****]*
[****]*	[****]*
[****]*	[****]*
HR - Bundle 1
Phase 1 : [****]*
Technology Setup (India)	[****]*
Hiring	[****]*
Wave 1 - [****]*	[****]*
Wave 1 - [****]*	[****]*
Wave 2 - [****]*	[****]*

Phase 2: [****]*
Technology Set-up	[****]*
Hiring	[****]*
Wave 1 - [****]*	[****]*
Wave 2 - [****]*	[****]*

Wave 3 - [****]*
Phase 3: [****]*	[****]*
Technology Set-up	[****]*
Hiring	[****]*
Wave 1 - [****]*	[****]*
Wave 2 - [****]*	[****]*
Wave 3 - [****]*	[****]*
Wave 4 - [****]*	[****]*

CONFIDENTIAL
EXECUTION VERSION

	Nov'14				Dec'14					Jan'15				Feb'15				Mar'15					Apr'15				May'15				June'15					Jul'15				Aug'15				Sept'15					Oct'15				Nov'15
	3	10	17	24	1	8	15	22	29	5	12	19	26	2	9	16	23	2	9	16	23	30	6	13	20	27	4	11	18	25	1	8	15	22	29	6	13	20	27	3	10	17	24	31	7	14	21	28	5	12	19	26	2
[****]*
Contract Sign-off	[****]*
LWIs from Accenture	[****]*
Technology	[****]*
Ask HR Portal	[****]*
Base)))	[****]*

Workday	[****]*
End user training	[****]*
Service Desk	[****]*
Support Process Set-up	[****]*

Process Blueprinting / TA	[****]*
Global ([****]* as Base)	[****]*
[****]*	[****]*
[****]*	[****]*

Phase 1 : [****]*
Technology Setup [****]*	[****]*
Hiring	[****]*
Wave 1 Payroll - [****]*	[****]*
Wave 2 Payroll - [****]*	[****]*

Phase 2: [****]*	[****]*
Technology Set-up	[****]*
Hiring	[****]*
Wave 1 Payroll - [****]*	[****]*
Wave 2 Payroll - [****]	[****]*
Wave 3 Payroll - [****]*	[****]*

Phase 3: [****]*	[****]*
Technology Set-up
Hiring
Wave 1 Payroll - [****]*	[****]*
Wave 2 Payroll - [****]*	[****]*
Wave 3 Payroll - [****]*	[****]*
Wave 4 Payroll - [****]*	[****]*																																																				]*

Finance Payroll
Wave 1 - [****]* - Payroll

CONFIDENTIAL
EXECUTION VERSION

CS CR Transition Plan				Pre-Plan		Transition Execution
			>	October		November				December					January				February				March					April				May				June					July				August					September				October				September					December
				W-2	W-1	W1	W2	W3	W4	W5	W6	W7	W8	W9	W10	W11	W12	W13	W14	W15	W16	W17	W18	W19	W20	W21	W22	W23	W24	W25	W26	W27	W28	W29	W30	W31	W32	W33	W34	W35	W36	W37	W38	W39	W40	W41	W42	W43	W44	W45	W46	W47	W48	W49	W50	W51	W52	W53	W54	W55	W56	W57	W58	W59	W60
			>	20	27	3	10	17	24	1	8	15	22	29	5	12	19	26	2	9	16	23	2	9	16	23	30	6	13	20	27	4	11	18	25	1	8	15	22	29	6	13	20	27	3	10	17	24	31	7	14	21	28	5	12	19	26	2	9	16	23	30	7	14	21

Contracting & SOW				[****]*

Transition Enablement	Governance, Risk Management, Reporting			[****]*

	Data & Voice Connectivity			[****]*

	Delivery Center Readiness			[****]*

	Remote Access Connectivity			[****]*

	Resource Ramp-up			[****]*

Bundle 1: CS + CR	Phase 1 - [****]*	Wave 1 - [****]*

Wave 2 - [****]*

	Phase 2 - [****]*	Wave 1 - [****]*

Wave 1 - [****]*

Wave 2 - [****]*

Wave 3 - [****]*

Wave 2 - Consumer Relations [****]*

	Phase 3 - [****]*	Wave 1 - [****]*

Wave 1 - [****]* Consumer Relations

Wave 2- [****]*

Base))) Deployment

CONFIDENTIAL
EXECUTION VERSION

Customer Service / Consumer Relations

[****]*
Area	Countries	Brand	Channel
[****]*	[****]*	Levis, Dockers	[****]* distributors

[****]*	[****]*	Levis only	[****]* key account and [****]* independent account

[****]*
Cluster	Servicing Location	Countries Covered	Language
[****]*	[****]*	[****]*	English (CR included)
[****]*
	[****]*	[****]*	[****]*
		[****]*	[****]*
		[****]*	[****]*
		[****]*	[****]*
[****]*	[****]*	[****]*	[****]*
	[****]*	[****]*	[****]*
	[****]*	[****]*	[****]*
		[****]*	[****]*
[****]*	[****]*	[****]*	[****]*
		[****]*	[****]*
		[****]*	[****]*
	[****]*	[****]*	[****]*
		[****]*	[****]*
		[****]*	[****]*
[****]*	[****]*	[****]*	TBC
		[****]*	TBC
		[****]*	TBC
	[****]*	[****]*	TBC
	[****]*	[****]*	TBC

CONFIDENTIAL
EXECUTION VERSION

Integrated BPO Transition Plan				Pre-Plan		Transition Execution
			>	October		November				December					January				February				March					April				May				June					July				August					September
				W-2	W-1	W1	W2	W3	W4	W5	W6	W7	W8	W9	W10	W11	W12	W13	W14	W15	W16	W17	W18	W19	W20	W21	W22	W23	W24	W25	W26	W27	W28	W29	W30	W31	W32	W33	W34	W35	W36	W37	W38	W39	W40	W41	W42	W43	W44	W45	W46	W47	W48
			>	20	27	3	10	17	24	1	8	15	22	29	5	12	19	26	2	9	16	23	2	9	16	23	30	6	13	20	27	4	11	18	25	1	8	15	22	29	6	13	20	27	3	10	17	24	31	7	14	21	28
Contracting & SOW

Transition Enablement	Governance, Risk Management, Reporting

Data & Voice Connectivity

Delivery Center Readiness

Remote Access Connectivity

Resource Ramp-up

	Transition Analysis	Transition Analysis [****]*		[****]*

		Transition Analysis [****]*		[****]*

		Transition Analysis [****]*		[****]*

		Transition Analysis [****]* Affiliates		[****]*

		Transition Analysis ([****]* Affiliate)		[****]*

	Bundle 1: Process Transition	Phase 1, Wave 1 - [****]*		[****]*

		Phase 2, Wave 1 - [****]*		[****]*

		Phase 2, Wave 2 - [****]*		[****]*

Finance & Accounting		Phase 1, Wave 2 - [****]*		[****]*

		Phase 2, Wave 3 - [****]*		[****]*

		Phase 2, Wave 4 - [****]* Affiliates		[****]*

		Phase 3, Wave 1 - [****]* Affiliates		[****]*

	Bundle 2:	Phase 1, Wave 1 - [****]* Licensing		[****]*

		Phase 2, Wave 1 - [****]*		[****]*

		Phase 3, Wave 1 - [****]*		[****]*

		Phase 3, Wave 2 - [****]*		[****]*

		Phase 1, Wave 2 - [****]*		[****]*

		Phase 2, Wave 2 - [****]*		[****]*

		Phase 1, Wave 3 - [****]*		[****]*

CONFIDENTIAL
EXECUTION VERSION

Phase	WAVE	LOCATION – TA	LOCATION – KA
Phase 1	Wave 1 – [****]*	[****]*	[****]*
Phase 2	Wave 1 – [****]*	[****]*	[****]*
Phase 2	Wave 1 - [****]*	[****]*	[****]*
Phase 1	Wave 2 – [****]*	[****]*	[****]*
Phase 2	Wave 2 – [****]*	[****]*	[****]*
Phase 3	Wave 1 – [****]*	[****]*	[****]*
Phase 3	Wave 1 – [****]*	[****]*	[****]*
Phase 3	Wave 1 – [****]*	[****]*	[****]*
Phase 2	Wave 3 – [****]*	[****]*	[****]*
[****]*
Phase 2	Wave 3 – [****]*	[****]*	[****]*

CONFIDENTIAL
EXECUTION VERSION

LS & Co. Infrastructure Transition Plan						Transition Execution
						November				December					January				February				March					April				May
				W-2	W-1	W1	W2	W3	W4	W5	W6	W7	W8	W9	W10	W11	W12	W13	W14	W15	W16	W17	W18	W19	W20	W21	W22	W23	W24	W25	W26	W27	W28
				20	27	3	10	17	24	1	8	15	22	29	5	12	19	26	2	9	16	23	2	9	16	23	30	6	13	20	27	4	11	18

Contracting and SOW

Transition Enablement	Governance, Risk Management, Reporting			[****]*
	Data & Voice Connectivity			[****]*
	Delivery Center Readiness			[****]*
	Remote Access Connectivity			[****]*
	Process Transition (ITIL Processes)			[****]*
	Resource Ramp-up (Onsite & Offshore)			[****]*
	Organization Change Management			[****]*
	Employee Re-badge / Re-hire			[****]*

Tools Set-up	ITSM Tool Integration (e-bonding)			[****]*
	ServiceNXT Analytics Integration			[****]*

Bundle 1 Service Transition	Common Services Transition - Phase 1,2 and 3 [****]*
	Phase 1, Wave 1 - Desktop Engineering - Imaging , Patching , Software Distribution			[****]*
	Phase 1, Wave 1 - Collaboration ( Lync )			[****]*
	Phase 1, Wave 1 - Active Directory Management			[****]*
Service Desk - Corporate and Retail
	Phase 1 [****]*	Wave 1 - Corporate and Retail Service Desk		[****]*
	Phase 1 [****]*	Wave 1 - Corporate and Retail Service Desk		[****]*
	Phase 3 [****]*	Wave 1 - Corporate Service Desk		[****]*
	Phase 3 [****]*	Wave 1 - Retail Service Desk		[****]*
	Phase 2 [****]*	Wave 1 - Corporate and Retail Service Desk		[****]*
Corporate and Retail Desk side, Retail Network Support
	Phase 1 - [****]*	Coporate	Wave 2 - Corporate Offices	[****]*
		Retail	Wave 2 - Retail Stores (Owned and Operated , Franchisee Stores)	[****]*

	Phase 3 - [****]*	Country Cluster 1 - [****]*	Wave 3 - Corporate Offices	[****]*
			Wave 3 - Retail Stores (Owned and Operated , Franchisee Stores)	[****]*
		Country Cluster 2 - [****]*	Wave 4 - Corporate Offices	[****]*
			Wave 4 - Retail Stores (Owned and Operated , Franchisee Stores)	[****]*
		Country Cluster 3 - [****]*	Wave 5 - Corporate Offices	[****]*
			Wave 5 - Retail Stores (Owned and Operated , Franchisee Stores)	[****]*

	Phase 2 - [****]*	Country Cluster 1 - [****]*	Wave 2 - Corporate Offices	[****]*
			Wave 2 - Retail Stores (Owned and Operated , Franchisee Stores)	[****]*
		Country Cluster 2 - [****]*	Wave 3 - Corporate Offices	[****]*
			Wave 3 - Retail Stores (Owned and Operated , Franchisee Stores)	[****]*
		Country Cluster 3 - [****]*	Wave 4 - Corporate Offices	[****]*
			Wave 4 - Retail Stores (Owned and Operated , Franchisee Stores)	[****]*
		Country Cluster 4 - [****]*	Wave 5 - Corporate Offices	[****]*
			Wave 5 - Retail Stores (Owned and Operated , Franchisee Stores)	[****]*
Network Operations Center - Phase 1,2 and 3 [****]*
	Phase 1, Wave 4 - WAN Operations			[****]*
	Phase 1, Wave 4 - Data Services			[****]*
	Phase 1, Wave 4 - Voice Services			[****]*
	Phase 1, Wave 4 - Network Security			[****]*
Enterprise Security Services - Phase 1,2 and 3 [****]*
	Phase 1, Wave 5 - SAP & GRC			[****]*
	Phase 1, Wave 5 - Application Security (IBM-IAM, Software Assurance/App Scan)			[****]*
	Phase 1, Wave 5 - Data Security (2-Factor Authentication and Certificate Management)			[****]*
	Phase 1, Wave 5 - Infrastructure Security(Checkpoint FW,IPS, Proxy,VPN, LB, SIEM, Anti-Virus)			[****]*
System Operations Center (Server , Storage , Backup , Database , DC Security)
	Phase 1 [****]* - Wave 3			[****]*
	Phase 3 [****]* - Wave 2			[****]*
	Phase 2 [****]* - Wave 6			[****]*

CONFIDENTIAL
EXECUTION VERSION

LS & Co. Application Transition Plan					Pre-Plan		Transition Execution
					October		November				December					January				February				March					April				May
					W-2	W-1	W1	W2	W3	W4	W5	W6	W7	W8	W9	W10	W11	W12	W13	W14	W15	W16	W17	W18	W19	W20	W21	W22	W23	W24	W25	W26	W27	W28	W29	W30
					20	27	3	10	17	24	1	8	15	22	29	5	12	19	26	2	9	16	23	2	9	16	23	30	6	13	20	27	4	11	18	25

Contracting and SOW

Transition Enablement	Governance, Risk Management, Reporting				[****]*
	Data & Voice Connectivity				[****]*
	Delivery Center Readiness				[****]*
	Remote Access Connectivity				[****]*
	Resource Ramp-up (Onsite & Offshore)				[****]*
	AS-IS Process Transition (Incident, Change, Problem, SR etc)				[****]*
	Organization Change Management				[****]*
	Employee Re-badge / Re-hire				[****]*

Tools Set-up	ITSM Tool Integration (e-bonding)				[****]*
	ServiceNXT Analytics Integration				[****]*

Applications Service Transition	Pre-Holiday Season Applications Transition
	[****]*	Phase 1, Wave 1	Corp & BI	Hyperion Suite - DRM, FDM, HFM, HTP, HFR, Essbase	[****]*
	[****]*	Phase 3, Wave 1	eCommerce	Hybris	[****]*
Global & [****]* Applications Transition
	[****]*	Phase 1, Wave 2	Corp & BI	Filenet, ASG Mobius, Winshuttle, Pelican Profiles (Counter Point), AR Portal	[****]*
	[****]*	Phase 1, Wave 2	Corp & BI	31XWorkday interfaces	[****]*
	[****]*	Phase 1, Wave 2	Global Supply Chain	FlexPLM, Da Vinci, WebPDM	[****]*
	[****]*	Phase 1, Wave 2	Global Supply Chain	Andromeda, CARTS, CARTSWeb, Global Lab Test, PIWeb, SAR, VCOM, WebMU, GEMS, GSA (Interface)	[****]*
	[****]*	Phase 1, Wave 2	Global Supply Chain	Manugistics, MAINT, Excel based upload tools	[****]*
	[****]*	Phase 1, Wave 2	Global Supply Chain	WMS - Mandate, ORION, Red Prairie, Sage X, Tranman	[****]*
	[****]*	Phase 1, Wave 2	Wholesale	VMI SAS	[****]*
	[****]*	Phase 1 Wave 2	Corp & BI	CAPA (Cost Accounting & Profitability Analysis), Cedar Financials, CORE Data Warehouse, ADP (Interface)	[****]*
	[****]*	Phase 1 Wave 2	Global Supply Chain	AS400 - WMS, Forecast X / Collaborator, LDS, Order issuance System, Styleman, Vendor Marking	[****]*
	[****]*	Phase 1 Wave 2	Wholesale	EDI Interfaces	[****]*
[****]* ApplicationsTransition
	[****]*	Phase 3, Wave 2	Retail	1 C	[****]*
	[****]*	Phase 3, Wave 2	Retail	RSDB - Retail Store Database, SMS, ETL Integration layer [****]*	[****]*
	[****]*	Phase 3, Wave 2	Global Supply Chain	[****]*	[****]*
[****]* Applications Transition
	[****]*	Phase 2, Wave 1	Corp & BI	DWH [****]*, NXPDC, BPI (Interface), Cybergrants (Interface)	[****]*
	[****]*	Phase 2, Wave 1	eCommerce	Interfaces	[****]*
	[****]*	Phase 2, Wave 1	Global Supply Chain	Just Enough Demand Planning (APD), Tekconsole, USAC, VCOM, WICS (Warehouse Inventory Control System), [****]* StarTrack	[****]*
	[****]*	Phase 2, Wave 1	Retail	CRM Campaign Module, CRM Loop Websites, CRM Reports, Division Booking System,Retail Bulletin Board [****]*	[****]*
	[****]*	Phase 2, Wave 1	Retail	WebPOS, CRM	[****]*
	[****]*	Phase 2, Wave 1	Retail	Competitive Connect Systems	[****]*

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 8
Transition Framework

Attachment 8.2
In Flight Projects

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

2014 IT Active Projects - Carry-over into 2015

Clarity Project ID	Project Name	Project Description	Go-Live Date
PRJ00000954	[****]*	[****]*	[****]*
PRJ00000887	[****]*	[****]*	[****]*
PRJ00000932	[****]*	[****]*	[****]*
PRJ00000960	[****]*	[****]*	[****]*
PRJ00000673	[****]*	[****]*	[****]*
PRJ00000768	[****]*	[****]*	[****]*
PRJ00000868	[****]*	[****]*	[****]*
PRJ00000880	[****]*	[****]*	[****]*
PRJ00000933	[****]*	[****]*	[****]*
PRJ00000786	[****]*	[****]*	[****]*
PRJ00000746	[****]*	[****]*	[****]*
PRJ00000803	[****]*	[****]*	[****]*
PRJ00000864	[****]*	[****]*	[****]*
PRJ00000805	[****]*	[****]*	[****]*
PRJ00000797	[****]*	[****]*	[****]*
PRJ00000976	[****]*	[****]*

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 8
TRANSITION FRAMEWORK
ATTACHMENT 8.3
EMPLOYEE TRANSFER PROVISIONS

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

1.	Introduction	1

	1.1 Purpose	1
	1.2 References	1
	1.3 Definitions	1

2.	Employee Transfers Provisions	1

	2.1 No Transfers of Employment	1
	2.2 Transfer of Undertakings Directive	1

3.	Charges in case of Transfer of Employment	2

	3.1 Transfer to Supplier	2
	3.2 Transfer to LS&Co. or New Supplier	2

LS&Co. – Exhibit 8 – Attachment 8.3 – Employee Transfer Provisions	Page i

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EXECUTION VERSION

1.	INTRODUCTION.

1.1	Purpose. The provisions applicable to the employment of Affected Employees and Affected Contractors by Supplier are set forth in this Exhibit.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated. The terms set forth below have the meanings set forth below:

(a)	“LS&Co. Entity” means LS&Co., its Affiliates and any Previous Supplier.

(b)
“Previous Supplier” means a supplier of services that are the same as or similar to the Services (or part of them) immediately prior to an applicable Commencement Date who is displaced by the transfer of Services (or part of them) to Supplier.

(c)	“Supplier Entity” means Supplier, its Affiliates, any Supplier Agent, or any entity engaged by Supplier, its Affiliates or Supplier Agent to deliver a part of the Services.

(d)
“Transfer of Undertakings Directive” means the EU Council Directive 2001/23/EC and the rules and regulations promulgated thereunder; any applicable Law that implements the EU Council Directive 2001/23/EC or any Law in any jurisdiction (as interpreted by the relevant courts and tribunals) materially similar to the EU Council Directive 2001/23/EC, and including, in each case, any modified or supplemented version of the foregoing and any newly adopted Law replacing a previous Law.

2.	EMPLOYEE TRANSFER PROVISIONS.

2.1	No Transfers of Employment. The Parties do not intend for any Affected Employees or Affected Contractors to transfer to Supplier as a result of the transactions contemplated by the Agreement.

2.2
Transfer of Undertakings Directive. Without limiting Section 2.1, LS&Co. and Supplier believe that the Transfer of Undertakings Directive will not apply in relation to the transfer of responsibility for the delivery of the Services to Supplier as envisaged by the Agreement, so as to transfer automatically any employees (which employees are employed by any LS&Co. Entity within the European Economic Area, or such other country that has implemented Laws substantially similar to the Transfer of Undertakings Directive) from an LS&Co. Entity to a Supplier Entity.

LS&Co. – Exhibit 8 – Attachment 8.3 – Employee Transfer Provisions	Page 1

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EXECUTION VERSION

3.	CHARGES IN CASE OF TRANSFER OF EMPLOYMENT

3.1
Transfer to Supplier. If despite the belief of the Parties as set forth in Section 2.1, to the extent the Parties become aware and agree that the Transfer of Undertakings Directive applies in any country to the transfer of responsibility for the delivery of the Services to Supplier as envisaged by the Agreement, each of the Parties will comply with its respective legal obligations under applicable law. To the extent any employee of LS&Co. Entity claims that their employment should be transferred to the Supplier under the Transfer of Undertakings Directive, the Parties agree on the terms as set forth below:

(e)
Supplier shall notify LS&Co. in writing within one week upon becoming aware of such claim whether or not Supplier intends to employ the employee with Supplier Entity. In case Supplier notifies LS&Co. that Supplier Entity intends to employ such employee and LS&Co. agrees to this in writing or in case Supplier has not duly notified LS&Co. of such a claim within one week of becoming aware of such claim, Supplier shall be solely liable to provide this employee all rights and benefits required under the Transfer of Undertaking Directive including continuity of employment, provided however that, LS&Co. will be responsible for any salary and benefits for the time period the employee was employed by an LS&Co Entity.

(f)
If Supplier has duly notified LS&Co. that it does not intend to employ such employee claiming a transfer of his employment to Supplier Entity, Supplier will use its reasonable efforts to come to a reasonable mutual settlement with the employee. Any reasonable settlement amount paid to the employee shall be equally shared by the Parties, subject to the prior approval of such settlement by LS&Co..

(g)
If Supplier cannot achieve a reasonable settlement and as a result of a litigation proceeding Supplier Entity is legally obliged to employ an employee of LS&Co. Entity, Supplier shall be solely liable to provide this employee all rights and benefits required under the Transfer of Undertaking Directive including continuity of employment. LS&Co. agrees to pay to Supplier for the Term for each such employee [****]* of the difference between the employees legally required salary and benefits and the salary and benefits offered by Supplier to employees employed by Supplier in a similar position in the relevant country.

Supplier’s responsibility with respect to sub-paragraphs (b) and (c) shall be limited to a total of [****]*employees, after which LS&Co. shall be solely responsible for the full amount of any settlement (pursuant to sub-paragraph (b)) or for the full amount of the salary difference (pursuant to sub-paragraph (c)).

3.2
Transfer to LS&Co. or New Supplier. In case of a termination of the Agreement the Parties do not intend for any employee of Supplier Entity to transfer to LS&Co. Entity or a Successor as a result of the transfer of the Services to LS&Co. or that Successor due to the Transfer of Undertakings Directive. If despite this intention an employee of Supplier

LS&Co. – Exhibit 8 – Attachment 8.3 – Employee Transfer Provisions	Page 2

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EXECUTION VERSION

Entity claims a transfer of his employment to LS&Co. or a Successor the rights and obligations of the Parties according to Section 3.1 shall apply vice versa.

LS&Co. – Exhibit 8 – Attachment 8.3 – Employee Transfer Provisions	Page 3

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 9
LS&CO. POLICIES

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1
	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1
2.	LS&Co. Policies		1

LS&Co. – Exhibit 9 – LS&Co. Policies	Page i

CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION.

1.1	General. This Exhibit lists certain of the LS&Co. Policies that are applicable to Supplier in the performance of the Services.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	LS&CO. POLICIES.

List of Policy Documents
LSE Return Policy v.1.0.doc
FINANCE_POLICY_1-3_AllowanceForDoubtfulAccounts
FINANCE_POLICY_1-4-A_InventoryValuation
FINANCE_POLICY_1-4-B_InventoryPhysicalCounts
FINANCE_POLICY_1-4-C_InventoryCSC_US
FINANCE_POLICY_1-6-A_AccountingforPPE
FINANCE_POLICY_1-6-B_CapitalizationOfSoftware
FINANCE_POLICY_1-6-C_CapitalizationOfInterestCosts
FINANCE_POLICY_1-6-E_AssetImpairment
FINANCE_POLICY_1-6-G_PPEassetManagement_US
FINANCE_POLICY_1-6-H_PPEmanual_US
FINANCE_POLICY_10-1_EmployeePrizesAndAwardsPolicy_US.docx
FINANCE_POLICY_4-1-A_RevenueRecognition
FINANCE_POLICY_4-1-B_RevenueRecognition_SalesReturnsAllowances
FINANCE_POLICY_4-2-A_LossesandInsuranceProceeds
FINANCE_POLICY_4-3-A_AdvertisingAndRetailPromotions
FINANCE_POLICY_4-3-B_StartUpActivitiesCosts
FINANCE_POLICY_4-3-C_AccountingforProductSamples
FINANCE_POLICY_4-3-D_BusinessRestructuringCharges
FINANCE_POLICY_4-4-A_MiscAssets_SalesDonationsAbandonment
FINANCE_POLICY_4-4-B_BarterTransactions
FINANCE_POLICY_2-1-A_DisbursementControls
FINANCE_POLICY_2-1-B_WireTransfers
FINANCE_POLICY_2-2-A_AccountingForLeases
FINANCE_POLICY_2-2-B_AccountingForOperatingLeases
FINANCE_POLICY_2-2-C_AccountingForCapitalLeases
FINANCE_POLICY_2-4-A_AssetRetirementObligation

LS&Co. – Exhibit 9 – LS&Co. Policies	Page 1

CONFIDENTIAL
EXECUTION VERSION

List of Policy Documents
FINANCE_POLICY_2-4-B_AccruedLiabilitiesandAssetReserves
FINANCE_POLICY_2-5-A_VacationsHolidaysandSickLeave
FINANCE_POLICY_2-5-B_EmployeeIncentiveCompensation
FINANCE_POLICY_2-5-C_Pensions
FINANCE_POLICY_2-5-D_PostRetirementBenefits
FINANCE_POLICY_2-6_UncertaintyInIncomeTaxes
FINANCE_POLICY_7-5_VariableInterestEntities
FINANCE_POLICY_7-7_FairValueMeasurements
FINANCE_POLICY_7-1_ExceptionRequestsToGlobalPolicies
FINANCE_POLICY_7-8_StandardCreditApplication
FINANCE_POLICY_7-9_StandardCreditApplication_RetailStores
2014 Global Travel Policy
Ethics-Code
Global Sourcing and Operating Guidelines
LSCO_Gifts_Policy_FINAL
LSCO_Global_Anti-Bribery_Anti-Corruption_Policy_FINAL 5.8.14
Worldwide Code of Business
FINANCE_POLICY_6-1_IntercompanyTransactionsandSettlement
FINANCE_POLICY_6-2_IntercompanyProfits
FINANCE_POLICY_6-3_IntercompanyTransferPricing
FINANCE_POLICY_6-5_CompanyChargebacks
FINANCE_POLICY_6-6_GlobalCashRepatriation
Copy of FINANCE_POLICY_8-0_SignatureAuthorizationPolicy_EXHIBIT_I_LSA_CORP_Matrix
Copy of FINANCE_POLICY_8-0_SignatureAuthorizationPolicy_EXHIBIT_II_LSE_Matrix
Copy of FINANCE_POLICY_8-0_SignatureAuthorizationPolicy_EXHIBIT_III_APD_Matrix
Copy of FINANCE_POLICY_8-0_SignatureAuthorizationPolicy_EXHIBIT_IV_GSC_Matrix
DailyOPS-ECO-Incident-Problem.pdf
Data Encryption Policy
Email Policy FINAL 01-JUL-2012
GIS_Policies_and_Standards_v9.12
Global Social Media Policy_ES.1.0
Global_Levi_Strauss_Workstation_Policy_07-17-12
Internet Access and Usage Policy
Oracle Security Policy
SQL Security Policy
UNIX Security Policy
Windows Security Policy
Change Management Policy_POL_0.1-2.doc

LS&Co. – Exhibit 9 – LS&Co. Policies	Page 2

CONFIDENTIAL
EXECUTION VERSION

List of Policy Documents
FINANCE_POLICY_8-0_SignatureAuthorizationPolicy
FINANCE_POLICY_8-0_SignatureAuthorizationPolicy_EXHIBIT_V_AddendumToMatrices
FINANCE_POLICY_5-1-A_NonAuditServices
FINANCE_POLICY_5-1-B_ContractorAccountingAndControl
FINANCE_POLICY_5-2_JournalEntryProcessingAndApproval
FINANCE_POLICY_5-3_Materiality
FINANCE_POLICY_5-4_SubsequentEvents
FINANCE_POLICY_5-5_SegregationOfDuties
FINANCE_POLICY_5-5-A_SegregationOfDutiesConflicts
FINANCE_POLICY_5-6_PriorPeriodAdjustments
FINANCE_POLICY_5-7-A_EmployeePersonalLoansandLosses
FINANCE_POLICY_5-8_GLaccountReconciliation

LS&Co. – Exhibit 9 – LS&Co. Policies	Page 3

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 10
LS&CO. AGENT NDA

CONFIDENTIAL
EXECUTION VERSION

THIS NON-DISCLOSURE AGREEMENT (this “Agreement”), dated [●] (the “Effective Date”), is by and between [●], a [●] (“LS&Co. Agent”) and Wipro Limited, a company formed under the laws of the Republic of India (“Supplier”). Supplier and LS&Co. Agent may each be referred to herein individually as a “Party” or, collectively, as the “Parties”.
WHEREAS, pursuant to the Master Services Agreement between LS&Co., a Delaware corporation (“LS&Co.”) and Supplier dated November 7, 2014 (the “Service Agreement”), Supplier has agreed to permit third parties to audit Supplier in accordance with the terms of the Service Agreement (“Purpose”);
WHEREAS, LS&Co. has retained LS&Co. Agent with respect to the Purpose;
WHEREAS, certain confidential information may be communicated to LS&Co. Agent by Supplier for the purpose of the Purpose and Supplier desires LS&Co. Agent to keep such information confidential and to protect such information from unauthorized use or disclosure; and
WHEREAS, in consideration of the disclosure of such information to LS&Co. Agent, LS&Co. Agent is willing to keep such information confidential in accordance with the terms and conditions set forth in this Agreement.
NOW, THEREFORE, Supplier and LS&Co. Agent hereby agree as follows:

1.	CONFIDENTIALITY.
LS&Co. Agent shall hold all information communicated to LS&Co. Agent and either marked as “Confidential” or described as such to LS&Co. Agent in writing either at the time of the disclosure or promptly thereafter, that relates to or arises in connection with the Purpose (the “Confidential Information”), in confidence to the same extent and in at least the same manner as LS&Co. Agent protects its own confidential information of a similar nature (and in no event with less than reasonable care), and shall not disclose, distribute or disseminate the Confidential Information, or documents or information derived therefrom, to any third party, except to those of LS&Co. Agent’s directors, officers, employees, affiliates, vendors, contractors and agents who have a need to have access to such Confidential Information and to LS&Co. in connection with the Purpose. The foregoing will not prevent the LS&Co. Agent from disclosing information that belongs to the LS&Co. Agent or information that is (a) publicly known or becomes publicly known through no unauthorized act of the LS&Co. Agent, (b) rightfully received from a third party under no obligation of confidentiality, (c) independently developed by the LS&Co. Agent without use of or reference to the Confidential Information, or (d) already known by the LS&Co. Agent at the time of disclosure and LS&Co. Agent has no obligation of confidentiality other than pursuant to this Agreement. This Agreement will not prevent LS&Co. Agent from disclosing Confidential Information which is required to be disclosed pursuant to a requirement of a governmental agency or law, or any governmental or political subdivision thereof, so long as LS&Co. Agent provides Supplier with written notice of such requirement, to the extent such notice is permitted by law, and takes commercially reasonable steps to allow Supplier an opportunity to object to such disclosure.

LS&Co. – Exhibit10 – LS&Co. Agent NDA	Page 1

CONFIDENTIAL
EXECUTION VERSION

2.	RETURN OF CONFIDENTIAL INFORMATION.
Unless otherwise agreed to in writing by Supplier, upon the completion of the Purpose, LS&Co. Agent will either: (a) return to Supplier all of the Confidential Information, and all copies thereof or (b) certify in writing that all of the documented Confidential Information and all copies thereof have been destroyed, excluding copies contained in any report (such as an audit report), which shall remain subject to Section 1. LS&Co. Agent may return the Confidential Information, or any part thereof, to Supplier at any time.

3.	NO FURTHER RIGHTS.
Nothing contained in this Agreement will be construed as granting or conferring any rights by license or otherwise in the Confidential Information except as expressly provided herein.

4.	THIRD PARTY INFORMATION.
Confidential Information may include information which belongs to a third party. Except as provided in the preceding sentence, this Agreement does not confer any rights or remedies upon any person or entity not a Party to this Agreement.

5.	INJUNCTIVE RELIEF.
The Parties acknowledge and agree that monetary damages may be inadequate to compensate for a breach of the provisions contained in this Agreement. In the event of such breach, Supplier may be entitled to seek injunctive relief and any and all other remedies available at law or in equity.

6.	MISCELLANEOUS.
If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired, and such provision will be deemed to be restated to reflect the original intentions of the parties as nearly as possible in accordance with applicable law. Neither Party will act or have authority to act as an agent of the other Party for any purpose whatsoever. No delay or omission by Supplier to exercise any right or power hereunder will impair such right or power or be construed to be a waiver thereof. All remedies provided for in this Agreement will be cumulative and in addition to and not in lieu of any other remedies available at law, in equity or otherwise. This Agreement will be binding on Supplier and LS&Co. Agent and all of their successors and permitted assigns. The parties agree that this Agreement (a) is the complete and exclusive statement between the parties with respect to the protection of the confidentiality of Confidential Information, (b) supersedes all related discussions and other communications between the parties, (c) may only be modified in writing by authorized representatives of the parties, and (d) will be governed by the laws of the State of California.
[The next page is the signature page.]

LS&Co. – Exhibit10 – LS&Co. Agent NDA	Page 2

CONFIDENTIAL
EXECUTION VERSION

IN WITNESS WHEREOF, Supplier and LS&Co. Agent have each caused this Agreement to be signed and delivered as of the Effective Date.

LS&Co. Agent	Wipro Limited

Signature	Signature

Name	Name

Title	Title

LS&Co. – Exhibit10 – LS&Co. Agent NDA	Page 3

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EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 11
APPROVED BENCHMARKERS

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1
	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1
2.	List of Approved Benchmarkers		1

LS&Co. – Exhibit 11 – Approved Benchmarkers	Page i

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1.	INTRODUCTION.

1.1	General. This Exhibit sets forth the Benchmarkers approved by the Parties.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	LIST OF APPROVED BENCHMARKERS.
[****]*
[****]*
[****]*
[****]*
[****]*
[****]*
[****]*

LS&Co. – Exhibit 11 – Approved Benchmarkers	Page 1

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EXECUTION VERSION

MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 12
COMPETITORS

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1
	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1
2.	List of Supplier Competitors		1
3.	List of LS&Co. Competitors		2

LS&Co. – Exhibit 12 – Competitors	Page i

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EXECUTION VERSION

1.	INTRODUCTION.

1.1	General. This Exhibit sets forth the Supplier Competitors and LS&Co. Competitors approved by the Parties.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto. The entities identified on the lists below shall include any successor entities which may result from a merger with (or demerger from) the entity listed below.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	LIST OF SUPPLIER COMPETITORS.
The following list of Supplier competitors may be updated upon written agreement of the Parties in accordance with the Contract Change Process.

(a)	[****]*

(b)	[****]*

(c)	[****]*

(d)	[****]*

(e)	[****]*

(f)	[****]*

(g)	[****]*

(h)	[****]*

(i)	[****]*

(j)	[****]*

(k)	[****]*

(l)	[****]*

(m)	[****]*

LS&Co. – Exhibit 12 – Competitors	Page 1

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EXECUTION VERSION

(n)	[****]*

(o)	[****]*

(p)	[****]*

3.	LIST OF LS&CO. COMPETITORS.
The following list of competitors of LS&Co. may be updated by LS&Co. from time to time upon notice to Supplier; except that LS&Co. may provide such a notice only once in each 3-month period.

(a)	[****]*

(b)	[****]*

(c)	[****]*

(d)	[****]*

(e)	[**** ]*

(f)	[****]*

(g)	[****]*

(h)	[****]*

LS&Co. – Exhibit 12 – Competitors	Page 2

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT*

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 13
KEY SUPPLIER PERSONNEL

_________________________
* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions marked with [****]*.

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1

	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1

2.	List of Key Supplier Personnel		1

LS&Co. – Exhibit 13 – Key Supplier Personnel	Page i

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
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EXECUTION VERSION

1.	INTRODUCTION.

1.1	General. This Exhibit sets forth the Key Supplier Personnel approved by the Parties.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	LIST OF KEY SUPPLIER PERSONNEL.

No.	Position	Name of Initial Person
1.	Global Account Executive Sponsor *	[****]*
2.	Supplier Governance Executive	[****]* (T)
3.	Transition Director	[****]*
4.	Transition Manager - Applications	[****]* (T)
5.	Transition Manager - Infrastructure	[****]*
6.	Transition Lead – BPO	[****]*
7.	Account Delivery Head	[****]* TR
8.	BPO Program Lead	[****]*
9.	Global Human Resources Services Business Process Owner**	[****]*
10.	Human Resource Services Lead	[****]*
11.	Human Resource Implementation Lead	[****]*
12.	Global Finance Services Lead	[****]* (T)
13.	Global Consumer Relations Service Lead	[****]*
14.	Global Customer Service Lead	[****]*

LS&Co. – Exhibit 13 – Key Supplier Personnel	Page 1

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY
CONFIDENTIAL
EXECUTION VERSION

No.	Position	Name of Initial Person
15.	Customer Services Implementation Lead	[****]*

•
* - [****]* will be committed sufficiently and available to the program and their business stakeholders. He will oversee the entire program. He will not be considered under “Key Supplier Personnel definition”.

•
** - [****]* will be the leader for HR Operations with sufficient time commitment to the project as required. He will represent the services at the key Governance meetings and will be the key interface for the HR Business Leader from LS&Co. He will not be considered under “Key Supplier Personnel definition”.

•	(T) – Tentative, to be confirmed

LS&Co. – Exhibit 13 – Key Supplier Personnel	Page 2

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 14
APPROVED SUPPLIER AGENTS

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1

	1.1	General	1
	1.2	References	1
	1.3	Definitions	1

2.	List of Approved Supplier Agents		1

LS&Co. – Exhibit 14 – Approved Supplier Agents	Page i

CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION.

1.1	General. This Exhibit sets forth the Supplier Agents approved by the Parties.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to this Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	LIST OF APPROVED SUPPLIER AGENTS.
Supplier to provide details of the subcontractors of Supplier who will be providing a part of the Service. Such subcontractors are subject to review and approval by LS&Co. in accordance with Section 11.7 of the Agreement.

(a)	Transversal for HR Portal

(b)	Translation.com

(c)	Scanning, Mailroom and doc storage – To be decided

(d)	Workday Contractor – To be Decided

(e)	CompuCom Systems Inc.

(f)	Getronics

LS&Co. – Exhibit 14 – Approved Supplier Agents	Page 1

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 15
NEW SERVICES PROPOSAL

CONFIDENTIAL
EXECUTION VERSION

AMENDMENT NO. [●]
This Amendment No. [●] (“Amendment”), dated [●] (“Amendment Effective Date”) is by and between Levi Strauss & Co., (“LS&Co.”) and Wipro Limited (“Supplier”) and amends the Master Services Agreement between LS&Co. and Supplier dated November 7, 2014 (“Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. This Amendment and corresponding Attachments are incorporated into and become a part of the Agreement on the Amendment Effective Date.

RECITALS
WHEREAS, the Parties have agreed that Supplier will provide to LS&Co. certain technology, operations, capabilities and related services that constitute New Services (as defined in the Agreement); and
WHEREAS, the Agreement provides that LS&Co. and Supplier shall execute and deliver an amendment to establish the terms and conditions upon which Supplier shall provide such New Services to LS&Co.
NOW, THEREFORE, for and in consideration of the agreements set forth below, LS&Co. and Supplier agree as follows:

1.	DESCRIPTION OF NEW SERVICES.
The services, functions and responsibilities to be performed by Supplier in connection with the New Services are described in Attachment 1 (Description of Services) to this Amendment. If applicable, such New Services shall be within the [Insert Service Category].
[Note: Attachment 1 should address: (a) any new Software or Equipment to be provided by Supplier in connection with the New Services; (b) the Software and Equipment and the run-time requirements, if applicable, necessary to develop and operate any new Software used in connection with the New Services; (c) the resource requirements necessary in connection with such New Services (including additional Supplier Staff); (d) any existing Software or Equipment included, or to be used, in connection with such New Services; (e) any other requirements necessary in connection with such New Services; (f) any additional Supplier Service Location(s); and (g) any other information requested by LS&Co.]

2.	CHARGES.
The charges and fees that LS&Co. shall pay Supplier for performing the New Services are set forth in Attachment 2 (Charges) to this Amendment. Unless otherwise set forth in this Amendment, such charges and fees shall be invoiced to and paid by LS&Co. in accordance with the Agreement.

LS&Co. – Exhibit 15 – New Services Proposal Form	Page 2

CONFIDENTIAL
EXECUTION VERSION

3.	SERVICE LEVELS.
A description of the Service Levels (if any) and associated measurement and monitoring tools (if any) for the New Service as well as any Service Level Credits is set forth in Attachment 3 (Service Levels) to this Amendment. Service Level Credits shall be payable in accordance with the Agreement.

4.	TRANSITION.
Supplier shall commence providing the New Services on [Insert Start Date] and shall conclude its performance of the New Services no later than [Insert Completion Date]. Supplier shall perform all services, functions, and responsibilities necessary to accomplish the transition of the New Services in accordance with the transition plan set forth in Attachment 4 (Transition Plan) to the Amendment.

5.	TERMS AND CONDITIONS.
The terms and conditions set forth in the Agreement shall apply to the provision of the New Services by Supplier and the utilization of the New Services by LS&Co.

IN WITNESS WHEREOF, each of LS&Co. and Supplier has caused this Amendment to be signed and delivered by its duly authorized representatives.

Levi Strauss & Co.	Wipro Limited

Signature	Signature

Name	Name

Title	Title

LS&Co. – Exhibit 15 – New Services Proposal Form	Page 3

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 16
FORM OF LOCAL COUNTRY AGREEMENT

LS&Co. - Exhibit 2 - Description of Services	Page 4

CONFIDENTIAL
EXECUTION VERSION

FORM OF LOCAL COUNTRY AGREEMENT
FOR [JURISDICTION]
This Local Country Agreement for [jurisdiction] (this “Agreement”) is entered into effective [insert date] (the “Effective Date”) by and between [Affiliate’s full legal name, jurisdiction of organization, principal business address and any other identification required by applicable Law, e.g., registration number] (“Customer”) and [Supplier in-country Affiliate’s full legal name, jurisdiction of organization, principal business address and any other identification required by applicable Law, e.g., registration number] (“Supplier”).
WHEREAS, Levi Strauss & Co., a Delaware corporation (“LS&Co.”), and Wipro Limited, a company formed under the laws of the Republic of India (“Wipro”) are parties to a global Master Services Agreement, dated November 7, 2014 (the “Service Agreement”);
WHEREAS, Customer and Supplier desire to enter into this Agreement as a Local Country Agreement, pursuant to Section 15.10 of the Service Agreement, with respect to the Services;
NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and Supplier (collectively, the “Parties” and each, a “Party”) hereby agree as follows:

1.
Term, Definitions. The term of this Agreement shall commence on [insert date] (the “Commencement Date”) and continue until any expiration or termination of the Service Agreement, unless otherwise agreed to by each of Supplier, Customer, LS&Co. and Wipro, respectively, in writing. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Service Agreement

2.
Services. Commencing on the Commencement Date, Supplier shall provide and perform for Customer the Services in accordance with the Service Levels and other applicable terms and conditions set forth therein, and as such Services may evolve or be supplemented, enhanced, modified or replaced from time to time during the term of this Agreement. The Services may be provided from other countries or jurisdictions or through third parties, only to the extent expressly permitted under the Service Agreement.

3.
Fees. Supplier shall invoice Customer on a monthly basis, and Customer agrees to pay Supplier, in each case, in accordance with the applicable provisions of the Service Agreement. Supplier’s invoices under this Agreement shall include all fees payable under the Service Agreement for the applicable Services provided to Customer. The Parties’ respective responsibilities for taxes arising under or in connection with this Agreement shall be in accordance with the applicable provisions of the Service Agreement.

4.	Data Protection and Privacy. Customer and Supplier hereby acknowledge and agree to be bound by the provisions of the Service Agreement related to data protection and privacy.

LS&Co. – Exhibit 16 – Form of Local Country Agreement	Page 1

CONFIDENTIAL
EXECUTION VERSION

5.
Dispute Resolution, Governing Law. Customer and Supplier hereby acknowledge and agree to be bound by the provisions of the Service Agreement related to dispute resolution and to be bound by the choice of law in Section 29.12 of the Service Agreement and to treat the law referred to in Section 29.12 of the Service Agreement as being the law governing this Agreement.

6.
Precedence. In the event of any conflict between the provisions of this Agreement and the Service Agreement, the Service Agreement shall take precedence. Any amendment, variation or modification to the Service Agreement will be binding upon each of Customer and Supplier with respect to this Agreement, whether said amendment, variation or modification came into effect before or after the Effective Date.

7.
Notices. Wherever under this Agreement Supplier or Customer is required or permitted to give written notice to the other, such notice shall be delivered by providing notice to LS&Co. or Wipro, as appropriate, in accordance with the Service Agreement.

8.	Counterparts. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties hereto.

9.
Service Agreement Application. Customer and Supplier agree that the Service Agreement shall govern the relationship between Customer and Supplier, and each of Customer and Supplier shall comply with the applicable terms of the Service Agreement. To the extent that the performance of a Party’s obligation in accordance with the express terms of the Service Agreement would result in that Party violating a local Law of [jurisdiction], the Parties shall implement that obligation in a manner that: (a) only modifies that obligation to the extent necessary to enable the Party to perform that obligation in accordance with the requirements of the applicable local Law of [jurisdiction]; and (b) to the extent possible, reflects the original intention of the parties to the Service Agreement with respect to that obligation.

[The next page is the signature page.]

LS&Co. – Exhibit 16 – Form of Local Country Agreement	Page 2

CONFIDENTIAL
EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

[Customer]	[Supplier]

Signature	Signature

Name	Name

Title	Title

LS&Co. – Exhibit 16 – Form of Local Country Agreement	Page 3

CONFIDENTIAL
EXECUTION VERSION

MASTER SERVICES AGREEMENT

BY AND BETWEEN

LEVI STRAUSS & CO.

AND

WIPRO LIMITED

NOVEMBER 7, 2014

EXHIBIT 17
DISASTER RECOVERY PLAN REQUIREMENTS

CONFIDENTIAL
EXECUTION VERSION

1.	Introduction		1
	1.1	Purpose	1
	1.2	References	1
	1.3	Definitions	1
2.	Disaster Recovery Plan Requirements		1

LS&Co. – Exhibit 17 – Disaster Recovery Plan Requirements	Page i

CONFIDENTIAL
EXECUTION VERSION

1.	INTRODUCTION.

1.1	Purpose. This Exhibit describes the minimum disaster recovery arrangements and procedures applicable to each Disaster Recovery Plan to be provided by Supplier pursuant to the Agreement.

1.2
References. References to an Attachment, Appendix, Section or Article shall be to such Attachment or Appendix to, or Section or Article of, this Exhibit unless otherwise provided. A reference to Exhibit includes a reference to the Attachments and Appendices attached hereto.

1.3
Definitions. As used in this Exhibit, capitalized terms shall have the meanings set forth in Exhibit 1. Other terms used in this Exhibit are defined where they are used and have the meanings there indicated.

2.	DISASTER RECOVERY PLAN REQUIREMENTS.
The Parties acknowledge and agree that this Exhibit 17 has not been completed as of the Effective Date. Accordingly, the Parties agree that they shall continue to negotiate and finalize this Exhibit 17 in good faith, with the goal of promptly completing this Exhibit 17 (but in no event later than the end of Knowledge Acquisition) and incorporating the completed Exhibit 17 into the Agreement. The completed Exhibit 17 shall be incorporated into the Agreement by means of an addenda executed by both Parties, with such completed Exhibit 17 being effective as of the Effective Date (and without the requirement for additional consideration with respect to the finalization of Exhibit 17 and execution of the addenda).

LS&Co. – Exhibit 17 – Disaster Recovery Plan Requirements	Page 1